Filed with the Securities and Exchange Commission on April 11, 2016

REGISTRATION NO. 333-131035

INVESTMENT COMPANY ACT NO. 811-07975

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-4

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REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 42

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 160

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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(973) 802-7333

(Address and telephone number of Depositor's principal executive offices)

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SUN-JIN MOON, ESQ.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

213 WASHINGTON STREEET

NEWARK, NEW JERSEY 07102-2992

(973) 802-6000

(Name, address and telephone number of agent for service)

COPIES TO:

WILLIAM J. EVERS

VICE PRESIDENT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

213 WASHINGTON STREEET

NEWARK, NEW JERSEY 07102-2992

(973) 802-3716

Approximate Date of Proposed Sale to the Public: Continuous

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It is proposed that this filing become effective: (check appropriate space)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ X ] on April 29, 2016 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ] on __________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

A Prudential Financial Company

751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIESSM (“B SERIES”)

PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIESSM (“L SERIES”)

PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIESSM (“X SERIES”)

Flexible Premium Deferred Annuities

PROSPECTUS: APRIL 29, 2016

This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”). If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an “Annuity”, and to the classes collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional’s decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may impose restrictions on the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this Prospectus and/or may restrict the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Credits with respect to your purchase payments, the expenses of the X Series Annuity may be higher than expenses for an Annuity without a credit. In addition, the amount of the Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Credit.

THE SUB-ACCOUNTS

Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a separate account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Stipulated Investment Options if you Elect Certain Optional Benefits” later in this prospectus for details.

PLEASE READ THIS PROSPECTUS

Please read this Prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below – See Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How To Contact Us” later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life Insurance Company of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THESM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 29, 2016	Statement of Additional Information Dated: April 29, 2016

INVESTMENT OPTIONS

Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025)

Advanced Series Trust

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AQR Emerging Markets Equity Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Bond Portfolio 2016

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Boston Partners Large-Cap Value Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio1

AST Global Real Estate Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Money Market Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

ProFunds VP — used with “L” Series Only

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Large-Cap Growth

Large-Cap Value

Mid-Cap Growth

Mid-Cap Value

Real Estate

Small-Cap Growth

Small-Cap Value

Telecommunications

Utilities

1 Pyramis is a registered service mark of FMR LLC. Used with permission.

(i)

APPENDIX A – ACCUMULATION UNIT VALUES A-1

APPENDIX B – FORMULA UNDER HIGHEST DAILY GRO BENEFIT B-1

APPENDIX C – FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT C-1

APPENDIX D – FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT D-1

(ii)

APPENDIX E – FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT E-1

APPENDIX F – FORMULA UNDER HIGHEST DAILY GRO II BENEFIT F-1

APPENDIX G – FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT G-1

(iii)

GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account (also referred to as a “Variable Investment Option”) plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances.

Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such purchase payments.

Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.

Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95th birthday of the older of the Owner or Annuitant.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Beneficiary Annuity: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.

Benefit Fixed Rate Account: A Fixed Rate Option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable purchase payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each purchase payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See “Summary of Contract Fees and Charges” for details on the CDSC for each Annuity.

DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “Free Look” right. The length of this time period depends on state law and may vary depending on whether your purchase is a replacement or not.

Good Order: an instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term “In Writing” to refer to this general requirement.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

Highest Anniversary Value Death Benefit (HAV): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

Highest Daily Guaranteed Return Option (Highest Daily GRO)/Highest Daily Guaranteed Return Option II (HD GRO II): Highest Daily GRO and HD GRO II are optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits.” We no longer offer Highest Daily GRO.

Highest Daily Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

Highest Daily Lifetime Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.

Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.

Spousal Highest Daily Lifetime Seven Income Benefit An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

Spousal Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

Spousal Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

Sub-Account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect Certain optional benefits deduct a charge from the Annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

TRANSACTION FEES AND CHARGES

CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR EACH ANNUITY 1

B Series

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

L Series

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5+
7.0%	6.0%	5.0%	4.0%	0.0%

X Series

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10
9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

1 The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.

OTHER TRANSACTION FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Transfer Fee [1]
Maximum	$20	$20	$20
Current	$10	$10	$10

1 Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

PERIODIC FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Annual Maintenance Fee [1]	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [2] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE
Mortality & Expense Risk Charge [3]	1.00%	1.35%	1.40%
Administration Charge [3]	0.15%	0.15%	0.15%
Settlement Service Charge [4]	1.00%	1.00%	1.00%
Total Annual Charges of the Sub-accounts (excluding Settlement service charge)	1.15% per year of the value of each Sub-account	1.50% per year of the value of each Sub-account	1.55% per year of the value of each Sub-account

1 Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

2 These charges are deducted daily and apply to the Sub-accounts only.

3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus.

4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B Series	TOTAL ANNUAL CHARGE [2] for L Series	TOTAL ANNUAL CHARGE [2] for X Series
HIGHEST DAILY GRO II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.75%	2.10%	2.15%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)

Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against greater of account value and PWV)	0.85%	1.15%+0.85%	1.50%+0.85%	1.55%+0.85%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)

Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against greater of account value and PWV)	0.95%	1.15%+0.95%	1.50%+0.95%	1.55%+0.95%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current Charge and Maximum [4] (if elected on or after May 1, 2009)	0.60%	1.75%	2.10%	2.15%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

Maximum Charge [3] (assessed against Protected Income Value)	2.00%	1.15%+2.00%	1.50%+2.00%	1.55%+2.00%
Current Charge (assessed against Protected Income Value)	0.50%	1.15%+0.50%	1.50%+0.50%	1.55%+0.50%
LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge	0.60%	1.75%	2.10%	2.15%

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B Series	TOTAL ANNUAL CHARGE [2] for L Series	TOTAL ANNUAL CHARGE [2] for X Series
(assessed against Sub-account net assets)
SPOUSAL LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against Sub-account net assets)	0.75%	1.90%	2.25%	2.30%
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against Sub-account net assets)	0.60%	1.75%	2.10%	2.15%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

Maximum Charge [3] (assessed against the Protected Withdrawal Value)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against the Protected Withdrawal Value)	0.60%	1.15%+0.60%	1.50%+0.60%	1.55%+0.60%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

Maximum Charge [3] (assessed against the Protected Withdrawal Value)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against the Protected Withdrawal Value)	0.75%	1.15%+0.75%	1.50%+0.75%	1.55%+0.75%
HIGHEST DAILY LIFETIME 7 PLUS

Maximum Charge [3] (assessed against the greater of Account Value and Protected Withdrawal Value)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against the greater of Account Value and Protected Withdrawal Value)	0.75%	1.15%+0.75%	1.50%+0.75%	1.55%+0.75%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

Maximum Charge [3] (assessed against the greater of Account Value and Protected Withdrawal Value)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against the greater of Account Value and Protected Withdrawal Value)	0.90%	1.15%+0.90%	1.50%+0.90%	1.55%+0.90%
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV)
Current and Maximum Charge [4] (if elected on or after May 1, 2009)	0.40%	1.55%	1.90%	1.95%

Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.

1. How Charge is Determined

1 Highest Daily GRO II. Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.

Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50%

annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Highest Daily GRO: 0.35% charge for this benefit is assessed against the daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.

Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.

Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.

Highest Anniversary Value Death Benefit: 0.25% charge for this benefit is assessed against the daily net assets of the Sub-accounts. For elections prior to May 1, 2009: For B Series, 1.40% total annual charge applies. For L Series, 1.75% total annual charge applies. For X Series, total annual charge is 1.80%. For elections on or after May 1, 2009: charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.55% total annual charge applies. For L Series, 1.90% total annual charge applies. For X Series, total annual charge is 1.95%. This benefit is no longer available for new elections.

2 The Total Annual Charge includes the Insurance Charge assessed against the daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV, for the “Plus” benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

4 Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2015 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Portfolio Operating Expense	0.59%	1.75%

The following are the total annual expenses for each underlying mutual fund (“Portfolio”) as of December 31, 2015, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2015. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or www.prudentialannuities.com.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.10%	0.04%	0.01%	0.65%	1.47%	0.00%	1.47%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.18%	0.25%	0.00%	0.00%	0.00%	1.36%	0.00%	1.36%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.74%	0.90%	0.00%	0.90%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.04%	1.14%	0.00%	1.14%
AST BlackRock iShares ETF Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.18%	1.21%	0.19%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.06%	0.70%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.04%	0.25%	0.00%	0.00%	0.00%	0.75%	0.04%	0.71%
AST Bond Portfolio 2016*	0.48%	0.64%	0.25%	0.00%	0.00%	0.00%	1.37%	0.44%	0.93%
AST Bond Portfolio 2018	0.48%	0.11%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2019*	0.48%	0.23%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%
AST Bond Portfolio 2020	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2021	0.48%	0.07%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2022	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2023*	0.48%	0.24%	0.25%	0.00%	0.00%	0.00%	0.97%	0.04%	0.93%
AST Bond Portfolio 2024*	0.48%	0.32%	0.25%	0.00%	0.00%	0.00%	1.05%	0.12%	0.93%
AST Bond Portfolio 2025	0.48%	0.04%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Bond Portfolio 2026	0.48%	0.18%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST Bond Portfolio 2027	0.48%	0.08%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Boston Partners Large-Cap Value Portfolio	0.57%	0.03%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.11%	0.83%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Defensive Asset Allocation Portfolio	0.15%	0.04%	0.00%	0.00%	0.00%	0.74%	0.93%	0.00%	0.93%
AST FI Pyramis® Quantitative Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.10%	1.00%
AST Goldman Sachs Multi-Asset Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.00%	1.08%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.03%	1.07%	0.01%	1.06%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.15%	0.80%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.48%	0.01%	0.25%	0.00%	0.00%	0.00%	0.74%	0.03%	0.71%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.01%	1.20%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST MFS Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST MFS Large-Cap Value Portfolio	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST Money Market Portfolio*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.26%	0.25%	0.00%	0.00%	0.00%	1.44%	0.00%	1.44%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Prudential Growth Allocation Portfolio	0.64%	0.02%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.28%	0.25%	0.00%	0.00%	0.02%	1.48%	0.00%	1.48%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.00%	0.42%	0.00%	1.54%	0.00%	1.54%
AST Quantitative Modeling Portfolio	0.25%	0.02%	0.00%	0.00%	0.00%	0.84%	1.11%	0.00%	1.11%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.01%	1.01%	0.00%	1.01%
AST T. Rowe Price Asset Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.02%	0.25%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%
AST T. Rowe Price Natural Resources Portfolio	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST WEDGE Capital Mid-Cap Value Portfolio* (formerly AST Mid-Cap Value Portfolio)	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.10%	0.25%	0.00%	0.00%	0.00%	1.03%	0.05%	0.98%
ProFund VP Consumer Goods*	0.75%	0.65%	0.25%	0.00%	0.00%	0.03%	1.68%	0.00%	1.68%
ProFund VP Consumer Services*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Financials*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Health Care*	0.75%	0.64%	0.25%	0.00%	0.00%	0.04%	1.68%	0.00%	1.68%
ProFund VP Industrials*	0.75%	0.65%	0.25%	0.00%	0.00%	0.03%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.65%	0.25%	0.00%	0.00%	0.03%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.66%	0.25%	0.00%	0.00%	0.02%	1.68%	0.00%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.67%	0.25%	0.00%	0.00%	0.01%	1.68%	0.00%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Real Estate*	0.75%	0.64%	0.25%	0.00%	0.00%	0.04%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.65%	0.25%	0.00%	0.00%	0.03%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%
ProFund VP Telecommunications*	0.75%	0.75%	0.25%	0.00%	0.00%	0.00%	1.75%	0.07%	1.68%
ProFund VP Utilities*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%

*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2016 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2019 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Manager has contractually agreed to waive 0.11% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Money Market Portfolio The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust's Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Consumer Services Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Financials Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Health Care Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Industrials Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Growth Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Large-Cap Value Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Growth Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Mid-Cap Value Expenses have been restated to accurately reflect contractual changes made during the year.

ProFund VP Real Estate Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Growth Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Small-Cap Value Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities Expenses have been restated to accurately reflect contractual changes made during the year. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2017. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities.

Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges”:

■ Insurance Charge

■ Contingent Deferred Sales Charge (when and if applicable)

■  Annual Maintenance Fee

■  The maximum combination of optional benefit charges

The examples also assume the following for the period shown:

■ You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2015, and those expenses remain the same each year*

■ For each charge, we deduct the maximum charge rather than the current charge

■  You make no withdrawals of your Account Value

■  You make no transfers, or other transactions for which we charge a fee

■ No tax charge applies

■ You elect the Highest Daily Lifetime 6 Plus and the Highest Anniversary Value Death Benefit, the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

■ For the X Series example, no purchase payment Credit is granted under the Annuity

■  For the X Series example, the Longevity Credit does not apply

Amounts shown in the examples are rounded to the nearest dollar.

* Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs
B Series	$1,212	$2,064	$2,956	$5,574
L Series	$1,245	$2,161	$2,810	$5,843
X Series	$1,450	$2,475	$3,432	$5,881

If you annuitize your annuity at the end of the applicable time period: 1

	1 yr	3 yrs	5 yrs	10 yrs
B Series	$512	$1,564	$2,656	$5,574
L Series	$545	$1,661	$2,810	$5,843
X Series	$550	$1,675	$2,832	$5,881

If you do not surrender you annuity:

	1 yr	3 yrs	5 yrs	10 yrs
B Series	$512	$1,564	$2,656	$5,574
L Series	$545	$1,661	$2,810	$5,843
X Series	$550	$1,675	$2,832	$5,881

1 You may not annuitize in the first Annuity Year.

For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A.

SUMMARY

Prudential Premier Variable Annuity B Series (“B Series”)

Prudential Premier Variable Annuity L Series (“L Series”)

Prudential Premier Variable Annuity X Series (“X Series”)

This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the Prospectus that provide greater detail. This Summary is intended to supplement the Prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your Financial Professional can also help you if you have questions.

What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your Financial Professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your Financial Professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.

Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals, or death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this prospectus. The guarantees are based on the long-term financial strength of the insurance company.

What does it meant that my variable annuity is “tax-deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities’ other features such as guaranteed lifetime income payments or death benefits for use within these plans.

What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:

■ Prudential Premier Variable Annuity B Series (“B Series”)

■  Prudential Premier Variable Annuity L Series (“L Series”)

■ Prudential Premier Variable Annuity X Series (“X Series”)

How do I purchase one of the variable annuities? These Annuities are no longer available for new purchases. Our eligibility requirements for purchasing the Annuities are as follows:

Product	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
B Series	85	$1,000
X Series	75	$10,000
L Series	85	$10,000

The “Maximum Age for Initial Purchase” applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner’s death. Please see the sections entitled “Living Benefits” and “Death Benefit” for additional information on these benefits.

You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the “free look period”). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

See “What Are the Requirements for Purchasing One of the Annuities” for more detail.

Where should I invest my money? With the help of your Financial Professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and prospectuses for the underlying mutual funds by calling 1-888-PRU-2888 or www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.

You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

See “Investment Options,” and “Managing Your Account Value.”

How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

See “Access to Account Value.”

Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your account value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value.

These benefits may appeal to you if you wish to maintain flexibility and control over your account value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

■ Highest Daily Lifetime 6 Plus

■ Spousal Highest Daily Lifetime 6 Plus

■ Highest Daily Lifetime 7 Plus

■ Spousal Highest Daily Lifetime 7 Plus

The guaranteed withdrawal benefit options are no longer offered for new elections.

Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of those benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.

Those benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:

■ Highest Daily Guaranteed Return Option II

■ Highest Daily Guaranteed Return Option*

* No longer available for new elections

What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

We also have an optional death benefit for an additional charge:

■ Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit or the highest anniversary value death benefit.

There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

How do I receive credits?

With X Series, we apply a credit to your annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 - 80	6.00%*
81 - 85	3.00%

* For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%

With X Series, we also apply a “longevity credit” on your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.

Please see the section entitled “Managing Your Account Value” for more information.

What are the Annuity’s Fees and Charges?

Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or “CDSC”. The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10+
B Series	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%	—	—
L Series	7.0%	6.0%	5.0%	4.0%	0.0%	—	—	—	—	—
X Series	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $30.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

FEE/CHARGE	B Series	L Series	X Series
Mortality & Expense Risk Charge	1.00%	1.35%	1.40%
Administration Charge	0.15%	0.15%	0.15%
Total Insurance Charge	1.15%	1.50%	1.55%

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.

Costs to Sell and Administer Our Variable Annuity: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial advisor’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your Financial Professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your Financial Professional or us. See “General Information”.

Other Information: Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying funds.

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see “What is the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives Policies chart below provides a description of each Portfolio’s investment objective and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm. The Portfolios that you select are your choice – we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning “Fees and Payments Received by Pruco Life of NJ” for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Portfolios"). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life of New Jersey has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life of New Jersey’s role as the issuer of this Annuity, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.

Beginning May 1, 2008, we allowed Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, effective the same date, we no longer allowed Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.

Stipulated Investment Options if you Elect Certain Optional Benefits

As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

Group I: Allowable Benefit Allocations

Optional Benefit Name*	Allowable Benefit Allocations:

Lifetime Five Income Benefit

Spousal Lifetime Five Income Benefit

Highest Daily Lifetime Five Income Benefit

Highest Daily Lifetime Seven Income Benefit

Spousal Highest Daily Lifetime Seven Income Benefit

Highest Daily Lifetime 7 Plus Income Benefit

Spousal Highest Daily Lifetime 7 Plus

Income Benefit

Highest Daily Lifetime 6 Plus

Spousal Highest Daily Lifetime 6 Plus

Highest Daily GRO II

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST New Discovery Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST Wellington Management Hedged Equity Portfolio

HAV Death Benefit Guaranteed Minimum Income Benefit Highest Daily GRO	All Investment Options Permitted Except the Following: AST AQR Emerging Markets Equity AST QMA Emerging Markets Equity AST Western Asset Emerging Markets Debt AST Quantitative Modeling

* Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.

The following set of tables describes the second category (i.e., Group II below), under which:

(a) you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).

(b) you may allocate up to 80% in equity and other portfolios listed in the table below.

(c) on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

(d) between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

(e) if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios

Highest Daily Lifetime  Seven

Spousal Highest Daily Lifetime Seven

Highest Daily Lifetime 7 Plus

Spousal Highest Daily Lifetime 7 Plus

Highest Daily Lifetime 6 Plus

Spousal Highest Daily Lifetime 6 Plus

Highest Daily GRO II

AST Academic Strategies Asset Allocation

AST Advanced Strategies

AST Balanced Asset Allocation

AST BlackRock Global Strategies

AST BlackRock iShares ETF Portfolio

AST BlackRock Low Duration Bond

AST BlackRock/Loomis Sayles Bond

AST Boston Partners Large Cap Value Portfolio

AST Capital Growth Asset Allocation

AST ClearBridge Dividend Growth

AST Cohen & Steers Realty

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative

AST Global Real Estate

AST Goldman Sachs Large-Cap Value

AST Goldman Sachs Mid-Cap Growth

AST Goldman Sachs Multi-Asset

AST Goldman Sachs Small-Cap Value

AST Herndon Large-Cap Value

AST High Yield

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth

AST International Value

AST J.P. Morgan Global Thematic

AST J.P. Morgan International Equity

AST J.P. Morgan Strategic Opportunities

AST Jennison Large-Cap Growth

AST Loomis Sayles Large-Cap Growth

AST Lord Abbett Core Fixed Income

AST MFS Global Equity

AST MFS Growth

AST MFS Large-Cap Value

AST Money Market

AST Neuberger Berman/LSV Mid-Cap Value

AST New Discovery Asset Allocation

AST Parametric Emerging Markets Equity

AST Preservation Asset Allocation

AST Prudential Core Bond

AST Prudential Growth Allocation

AST QMA US Equity Alpha

AST RCM World Trends

AST Schroders Global Tactical

AST Small-Cap Growth

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value

AST T. Rowe Price Asset Allocation

AST T. Rowe Price Large-Cap Growth

AST T. Rowe Price Natural Resources

AST Templeton Global Bond

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity

AST Western Asset Core Plus Bond

* Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.

The following additional Portfolios are available with the L Series only:

ProFund VP
Consumer Goods Consumer Services Financials Health Care Industrials Large-Cap Growth Large-Cap Value Mid-Cap Growth Mid-Cap Value Real Estate Small-Cap Growth Small-Cap Value Telecommunications Utilities

Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

(a) a portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;

(b) the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c) a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable portfolio for additional information about these effects.

The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.

AlphaSimplex Group, LLC

AQR Capital Management, LLC
CNH Partners, LLC

CoreCommodity Management, LLC

First Quadrant, L.P.

Jennison Associates LLC

J.P. Morgan Investment Management, Inc.

Pacific Investment Management Company, LLC
Quantitative Management Associates LLC

Western Asset Management Company/Western Asset Management Company Limited

AST Advanced Strategies Portfolio

Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC

Loomis, Sayles & Company, L.P.

LSV Asset Management

Pacific Investment Management Company, LLC
PGIM, Inc.
Quantitative Management Associates LLC

T. Rowe Price Associates, Inc.

William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited

AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock iShares ETF Portfolio	Seeks to maximize total return with a moderate level of risk.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2016	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2018	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Boston Partners Large-Cap Value Portfolio	Seeks capital appreciation.	Robeco Investment Management, Inc. d/b/a Boston Partners
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Defensive Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	Prudential Real Estate Investors
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM, Inc.
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC

AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management

AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated

AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC

AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM, Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST New Discovery Asset Allocation Portfolio	Seeks total return.

Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP

EARNEST Partners, LLC

Epoch Investment Partners, Inc.

Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC

Thompson, Siegel & Walmsley LLC

AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM, Inc.
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM, Inc. Quantitative Management Associates LLC
AST QMA Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	Prudential Investments LLC Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd.
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	RS Investment Management Co. LLC Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio

Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio

Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

T. Rowe Price Associates, Inc.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio

Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited
ProFund VP Consumer Goods	Seeks investment results, before fees and expenses,that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Consumer Services	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Financials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Health Care	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Health CareSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Industrials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Large-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Growth Index (the “Index”).	ProFund Advisors LLC
ProFund VP Large-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Mid-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”).	ProFund Advisors LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
ProFund VP Mid-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Real Estate	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Real EstateSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Growth Index® (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Telecommunications	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Utilities	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).	ProFund Advisors LLC

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).

Pyramis is a registered service mark of FMR LLC. Used under license.

Prudential Real Estate Investors is a business unit of PGIM, Inc.

Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.

AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (Local Hedged) (12.5%), and the Barclays US Aggregate Bond Index (30%).

Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

WHAT ARE THE FIXED RATE OPTIONS?

The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

One-Year Fixed Interest Rate Option

We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey’s general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

Other Fixed Rate Interest Options We May Offer From Time To Time

In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. (“6 or 12 Month DCA Program”). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)-We no longer offer our 6 or 12 Month DCA Program.

The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

The key features of this Program are as follows:

■ You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.

■ As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

■ Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.

■ 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established and on each month following until the entire principal amount plus earnings is transferred.

■ We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

■ The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

■ If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).

■ If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.

■ If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or any Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

■ We impose no fee for your participation in the 6 or 12 Month DCA Program.

■  You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

■ You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.

■ We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.

■ The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

■ The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”

NOTE: When a 6 or 12 Month DCA Program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.

FEES AND CHARGES

The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Annuities. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life of New Jersey’s general account.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under “Summary of Contract Fees and Charges”. If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the credit. However, we do not impose any CDSC on your withdrawal of a credit amount.

With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled “Access to Account Value”.

Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the

Beneficiary Continuation Option, the Annual Maintenance Fee is also the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

Tax Charge: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the market declines and for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and is taken out of the Sub-accounts or DCA Fixed Rate Options periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1%.

Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see “Tax Charge” above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY

Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.

WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

Initial Purchase Payment: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Speculative Investing – Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.

“Beneficiary” Annuity

If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.

For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Considerations section of your Prospectus.

You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

■ No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOAs” into a single contract as part of this “Beneficiary” Annuity.

■ You may not elect any optional living or death benefits.

■  You may not annuitize the Annuity; no annuity options are available.

■ You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), and Systematic Withdrawals.

■ You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.

■ If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

■  The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

■ If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

■  If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

■ Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.”

■ Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an annuitant there is a “Key Life” which is used to determine the annual required distributions.

■ Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:

■ a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner’s death;

■ a new Annuitant subsequent to the Annuity Date;

■  for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

■ a change in Beneficiary if the Owner had previously made the designation irrevocable;

■  a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

■ a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections for any such restrictions.

You may request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations, or request to assign the Annuity, by sending us a request in Good Order. Such changes will be effective on the date the change request form is signed, provided we receive such request in Good Order. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.

We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity. We accept assignments of nonqualified Annuities only.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

■ a company(ies) that issues or manages viatical or structured settlements;

■  an institutional investment company;

■  an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”);

or

■ a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional benefits.

Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

Spousal Designations

If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you designate a different Beneficiary. Unless you designate a different Beneficiary, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (“Code”)(or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal advisor before electing the Spousal Benefit for a domestic partner or civil union partner. Please see “Tax Considerations” later in this prospectus for more information.

Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodian Account.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges). The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program “Pruco Life of New Jersey’s Systematic Investment Plan.” Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more Sub-accounts or an available Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?

We apply a Longevity Credit to your Annuity’s Account Value on your tenth anniversary (“tenth Annuity Anniversary”) and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity.

Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?

Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?

We apply a “Purchase Credit” to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity, according to the table below:

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 – 80	6.00%*
81 – 85	3.00%

* For X series Annuities issued prior to a specified date, the credit applicable to ages 0 – 80 is 5%.

HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?

Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

Examples of Applying the Purchase Credit

Initial Purchase Payment

Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life of New Jersey under the following circumstance:

■ if you elect to “free look” your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

The Account Value may be substantially reduced if Pruco Life of New Jersey recovers the Purchase Credit amount under the above. However, any investment gain on the Purchase Credit amount will not be taken back. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

General Information about the Purchase Credit Feature

■ We do not consider a Purchase Credit to be “investment in the contract” for income tax purposes.

■ You may not withdraw the amount of any Purchase Credit under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

Currently, we charge $10.00 for each transfer after the 20th in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time or one hour prior to any announced closing of the applicable securities exchange, to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities’ internet website (www.prudentialannuities.com). Owners attempting to process a transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

■  With respect to each Sub-account (other than the AST Money Market Sub-account or a Sub-Account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFund VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

■ We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail. If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional), and will not waive a transfer restriction for any contract owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity’s TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short term trading fee ( also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?

Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II, benefits.

Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions (“RMD”). You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently, withdrawals are taken pro rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. “pro rata” meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?

During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

■ To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Free Withdrawal” amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.

■ You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

To determine if a CDSC applies to partial withdrawals, we:

1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.

3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once payments have commenced).

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or RMD.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

■ Excluding Lifetime Five, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

■ If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

■ Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

■ If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further negatively impact your future guaranteed withdrawal amounts.

■ For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) or 72(q) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% penalty tax under Section 72(q) of the Code. For contracts issued as nonqualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59  1/2 that are not subject to the 10% penalty.

WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)

Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life of New Jersey.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

Please see “Highest Daily Lifetime 6 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “What Types of Annuity Options Are Available?” for information on the impact of the minimum Surrender Value at annuitization.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant’s 95th birthday (unless we agree to another date). However, for Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. Certain annuity options may not be available depending on the age of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your

Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note, you may not annuitize within the first Annuity Year.

For Beneficiary Annuities no annuity payments are available and all references to an Annuity Date are not applicable.

Option 1

Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during before the end of period certain, payments will continue to the beneficiary for the remainder of the fixed period.

Option 2

Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options: We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date in writing, then your Annuity Date will be the latest Annuity Date indicated above.

Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

LIVING BENEFITS

DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits at any time for new elections. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

■ protecting a principal amount from decreases in value as of specified future dates due to investment performance;

■ taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;

■ guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or

■ providing spousal continuation of certain benefits.

The “living benefits” are as follows:

Highest Daily Guaranteed Return Option II (HD GRO II)

Highest Daily Guaranteed Return Option (Highest Daily GRO) 1

Guaranteed Minimum Income Benefit (GMIB) 1

Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit 1

Highest Daily Lifetime Five Income Benefit 1

Highest Daily Lifetime Seven Income Benefit 1

Spousal Highest Daily Lifetime Seven Income Benefit 1

Highest Daily Lifetime 7 Plus Income Benefit 1

Spousal Highest Daily Lifetime 7 Plus Income Benefit 1

Highest Daily Lifetime 6 Plus Income Benefit1

Spousal Highest Daily Lifetime 6 Plus Income Benefit1

1 No longer available for new elections.

Here is a general description of each kind of living benefit that exists under this Annuity:

■  Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

■ Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

■ Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.

Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

Termination of Existing Benefits and Election of New Benefits

If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

■ The Issue Date is December 1, 2010

■ The benefit is elected on December 1, 2010

■  The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

■ An additional guarantee amount of $300,000 is locked in on December 1, 2011

■  The Account Value immediately prior to the withdrawal is equal to $300,000

■ For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation (figures are rounded):

Withdrawal Amount	$ 50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000

Key Feature – Allocation of Account Value

We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

■ March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

■ On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

■ Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your guarantee amount(s);

■  The amount of time until the maturity of your guarantee(s);

■ The amount invested in, and the performance of, the Permitted Sub-accounts;

■  The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

■ The discount rate used to determine the present value of your guarantee(s);

■  Additional Purchase Payments, if any, that you make to the Annuity; and

■ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 80 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

Special Considerations under HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

■  Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

■ Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

■ Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

■ As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

■ We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

■  If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

HIGHEST DAILY GUARANTEED RETURN OPTIONSM (HD GRO)SM

We no longer permit new elections of Highest Daily GRO.

Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from sub-account increases while it is in effect.

The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”

We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial purchase payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

■ The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

■ The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

■ the initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

■ The result is then further reduced by the ratio of A to B, where:

— A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

— B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

■ The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.

Key Feature – Allocation of Account Value

HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix B of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your guarantee amount(s);

■  The amount of time until the maturity of your guarantee(s);

■ The amount invested in, and the performance of, the Permitted Sub-accounts;

■  The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

■ The discount rate used to determine the present value of your guarantee(s);

■  Additional Purchase Payments, if any, that you make to the Annuity; and

■ Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, pro- rata based on the Account Value in the Sub-accounts at that time. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts used with that benefit and the Permitted Sub-accounts according to a predetermined mathematical formula or, depending on the benefit selected, the AST Investment Grade Bond Portfolio, and the permitted Sub-accounts. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

Special Considerations under Highest Daily GRO

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

■ Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

■ You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.

■ Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

■ Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

■ As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

■ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

Charges under the Benefit

We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix B of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

For example,

■ March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

■ As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

■ Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Important Considerations When Electing this Feature:

■ At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

■ Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

■ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The Guaranteed Minimum Income Benefit is no longer available for new elections.

The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in Sub-account performance. There is an additional charge if you elected the GMIB benefit.

Key Feature – Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.

The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series) made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.

■ Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

■ Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

■ Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

■ As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

■  A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.

■ The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.

■ When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

■ If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

■ A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

■ The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

■ The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).

■ The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

■ The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);

■ The result is then further reduced by the ratio of A to B, where:

— A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

— B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).

The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.

■ The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).

■ The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

Example 3. Reset of the dollar-for-dollar limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

■ The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

■ The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).

■ The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

Key Feature – GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.

Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

■ If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

■ If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations

You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

■ Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

■ Where allowed by law, we reserve the right to limit subsequent Purchase Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

■ We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

■ If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

■ Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.

■ At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit

The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

Termination of the Benefit

The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Benefit

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

■ If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.

■ If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

Step-Up of the Protected Withdrawal Value

You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

■ you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit

■ the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up

If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

If you elected the Auto Step-Up feature:

■ the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

■ your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount

■ if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

■ once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

Key Feature – Annual Income Amount under the Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

■  If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

■  If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawals

The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05^(393/365) = $263,484.33

(b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

■ Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.

■ Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.

■ Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-for-dollar and proportional reductions

(a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

■ Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550

■ Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

■  Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93

Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

■  Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

(b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

■ Remaining Annual Withdrawal Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

■ Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal × Annual Withdrawal Amount = $6,450/($263,000 – $18,550) × $18,550 = $489

Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

■ Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

■  Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $11,750/($263,000 – $13,250) × $13,250 = $623.

Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627

■ Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450

■ Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal × Protected Withdrawal Value = $6,450/($263,000 – $18,550) × $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Benefits Under the Lifetime Five Benefit

■ If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

■  If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1) apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or

(3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

■  In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

■ If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

■ Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

■ Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

■ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

■ You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

■  The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

Election of the Benefit

We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.

Termination of the Benefit

The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature – Initial Protected Withdrawal Value

The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

Step-Up of Annual Income Amount

You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity

Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

Examples of withdrawals and step-up

The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33

(b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

■ Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.

■  Annual Income Amount for future Annuity Years remains at $13,250

Example 2. Dollar-for-dollar and proportional reductions

If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

■ Remaining Annual Income Amount for current Annuity Year = $0

■  Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

■ Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

Benefits Under The Spousal Lifetime Five Benefit

To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

■ If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life.

We must receive your request in a form acceptable to us at our office.

■ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

■ If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

■ Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

■ Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

■ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

■ In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under this benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

■ There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

■ In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.

■ You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

■  The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

■  One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

■  One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a) if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit

The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or as of the Latest Annuity Date or upon your election to begin receiving annuity payments.

You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

Key Feature – Total Protected Withdrawal Value

The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:

■ the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and

■ the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a) 200% of the Account Value on the date you elected Highest Daily Lifetime Five;

(b) 200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and

(c) 100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.

Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit

The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

■ The Issue Date is December 1, 2006.

■ The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions

On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$ 110,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 106,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 106,500.00
Ratio	1.41%
Total Annual Income Amount	$ 6,000.00
Less ratio of 1.41%	$ 84.51
Total Annual Income Amount for future Annuity Years	$ 5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to X Series).

Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

■ The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

■ This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

Benefits Under the Highest Daily Lifetime Five Benefit

■ To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

■ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any Annuity option available; or

(2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

■ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1) the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

■ If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

■ Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

Other Important Considerations

■ Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

■ Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

■ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

■ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

■ You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

■ Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

■ In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

■ The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

■  The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b)

ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a) your Account Value on the day that you elected Highest Daily Lifetime Five; and

(b) the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Mathematical Formula Component of Highest Daily Lifetime Five

As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the formula calculation we may, on any day:

■  Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or

■ If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

■ Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your Total Protected Withdrawal Value;

■  The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;

■ The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.

If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new mathematical formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

■ March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

■ March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

■ As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

■ Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your Annuity.

Important Considerations When Electing the New Formula:

■ At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.

■ Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.

■ Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

■ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. Highest Daily Lifetime Seven is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit elections of Highest Daily Lifetime Seven.

Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2) the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a) the Account Value; or

(b) the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1) the Account Value; or

(2) the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

(3) the sum of:

(a) 200% of the Account Value on the effective date of the benefit;

(b) 200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

(c) all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

■ The Issue Date is December 1, 2007

■ The Highest Daily Lifetime Seven benefit is elected on March 5, 2008

■  The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount–$6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$ 110,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 106,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 106,500.00
Ratio	1.41%
Annual Income Amount	$ 6,000.00
Less ratio of 1.41%	$ 84.51
Annual Income Amount for future Annuity Years	$ 5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

■ The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

■  This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

■  The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under the Highest Daily Lifetime Seven Benefit

■ To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

■ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any Annuity option available; or

(2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

■ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

■ If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

■ Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

■ Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

■ Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

■ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

■ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

■  You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.

■ The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

■  You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

■ The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and

b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade

Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

■  Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

■ If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

■ Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■  The difference between your Account Value and your Protected Withdrawal Value;

■ The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;

■  The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven

If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit or Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix D. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”).

Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the

Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

■ March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

■ As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

■ Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) this additional transfer(s) could be large.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing the New Formula:

■ At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

■ Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

■ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.

Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is no longer available for new elections. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix D to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2) the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1) the Account Value; or

(2) the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1) the Account Value; or

(2) the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3) the sum of:

(a) 200% of the Account Value on the effective date of the benefit;

(b) 200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

(c) all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest

Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

■ The Issue Date is December 1, 2007

■ The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.

■  The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$ 110,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 106,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 106,500.00
Ratio	1.41%
Annual Income Amount	$ 6,000.00
Less ratio of 1.41%	$ 84.51
Annual Income Amount for future Annuity Years	$ 5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

■ The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

■ This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under the Spousal Highest Daily Lifetime Seven Benefit

■ To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

■ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any Annuity option available; or

(2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

■ If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

■ Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.

Other Important Considerations

■  Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

■ Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

■ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

■ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■  Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

■ You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.

■ The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

■  You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

■ The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit.

Spousal Highest Daily Lifetime Seven can no longer be elected. Spousal Highest Daily Lifetime Seven could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations were as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59  1/2 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or

■ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59  1/2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a) if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose any existing guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value. In addition, any such new benefit you elect may be more expensive.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and

b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Spousal Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

■  Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

■ If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

■ Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your Protected Withdrawal Value;

■  The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

■ The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Optional 90% Cap Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven

If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost for adding this feature to your Annuity. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix D. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

■  March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■  March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

■ As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

■ Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing the New Formula:

■  At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

■ If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 Plus)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect any available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single “designated life” who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section in this Prospectus.

Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a) 200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b) 200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

(c) all adjusted Purchase Payments made after one year following the effective date of the benefit.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59  1/2, 5% for ages 59  1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59  1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2, 5% for ages 59  1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

■ The Issue Date is December 1, 2008

■ The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

■  The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 114,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 114,500.00
Ratio	1.31%
Annual Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

■  The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

■ This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

■ The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 1, 2008

■ The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

■  The Account Value at benefit election was $105,000

■ The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

■ No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$ 15,000
Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10 th benefit year Return of Principal	$ 91,875
10 th benefit year Minimum Periodic Value	$ 183,750
20 th benefit year Minimum Periodic Value	$ 367,500
25 th benefit year Minimum Periodic Value	$ 551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – required minimum distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Highest Daily Lifetime 7 Plus

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

■ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any Annuity option available; or

(2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

■ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

 ■ If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

■ Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

■ Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

■  Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Option (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Option will be taken on a last-in, first-out basis.

■  You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

■ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■  You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

■ The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

■ You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

■  The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

Termination of the Benefit

You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix E.

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

■ March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

■  On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

■  Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

■ Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

■ If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

■ Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your Protected Withdrawal Value;

■  The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;

■ The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily

Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits”.

Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus was not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this Prospectus.

We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a) 200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b) 200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

(c) All adjusted Purchase Payments made after one year following the effective date of the benefit.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59 1/2, 5% for ages 59  1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

■ The Issue Date is December 1, 2008

■ The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

■  The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 114,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 114,500.00
Ratio	1.31%
Annual Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including the amount of any associated Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

■  The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

■ This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

■ The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual

Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 1, 2008

■ The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

■  The Account Value at benefit election was $105,000

■ The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

■ No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$ 15,000
Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10 th benefit year Return of Principal	$ 91,875
10 th benefit year Minimum Periodic Value	$ 183,750
20 th benefit year Minimum Periodic Value	$ 367,500
25 th benefit year Minimum Periodic Value	$ 551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – required minimum distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Spousal Highest Daily Lifetime 7 Plus

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life.

■ If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any Annuity option available; or

(2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

■ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

■ If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

■ Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

■  Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

■ Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

■  You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

■ Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

■ You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■ You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

■ The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

■ You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

■  The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

■ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing

Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus)

Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments.

You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.

Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals.

Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c) all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is December 1, 2008

■ The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

■  The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 114,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 114,500.00
Ratio	1.31%
Annual Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

■ The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

■ This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

■ The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 1, 2008

■ The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

■  The Account Value at benefit election was $105,000

■ The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

■ No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the

Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount divided by	$ 15,000
Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10 th benefit year Minimum Periodic Value	$ 183,750
20 th benefit year Minimum Periodic Value	$ 367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

■ the basic death benefit under the Annuity; and

■ the amount of any optional death benefit you may have elected and remains in effect; and

■ (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.

Benefits Under Highest Daily Lifetime 6 Plus

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.

■  Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

■ If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

■ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent’s death.

Other Important Considerations

■ Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

■ Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

■ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your

Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

■ You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

■ Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■ Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

■ If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

■ The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

■ The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 × .2125%).

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

■ September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

■ September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

■ On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

■ Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a) The total value of all your Account Value in the Bond Sub-account, or

b) An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

■ Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

■ If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

■ Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

■ The difference between your Account Value and your Protected Withdrawal Value;

■  The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

■ The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

■ Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

■ Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)

Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.

We offer a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals.

Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1) the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2) the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1) the Periodic Value described above or,

(2) the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b) 200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c) all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount.

Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

■ The Issue Date is December 1, 2008

■ The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

■  The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions.

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$ 118,000.00
Less amount of “non” excess withdrawal	$ 3,500.00
Account Value immediately before excess withdrawal of $1,500	$ 114,500.00
Excess withdrawal amount	$ 1,500.00
Divided by Account Value immediately before excess withdrawal	$ 114,500.00
Ratio	1.31%
Annual Income Amount	$ 6,000.00
Less ratio of 1.31%	$ 78.60
Annual Income Amount for future Annuity Years	$ 5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

* In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

■  The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

■ This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

■ The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

■ The Issue Date is December 1, 2008

■ The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

■  The Account Value at benefit election was $105,000

■ The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

■ No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount divided by	$ 15,000
Account Value before withdrawal	$ 120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$ 109,375
10th benefit year Minimum Periodic Value	$ 183,750
20th benefit year Minimum Periodic Value	$ 367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus.

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

■  the basic death benefit under the Annuity; and

■ the amount of any optional death benefit you may have elected and remains in effect; and

■ a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death.

Benefits Under Spousal Highest Daily Lifetime 6 Plus

■ To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

■ Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

■  If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1) apply your Account Value to any annuity option available; or

(2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

■ In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2) the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent’s death.

Other Important Considerations

■ Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

■ Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

■ You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

■ You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

■ If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

■ You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

■ You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

■ Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

■ Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

■  If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

■ The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

■ The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) =

$200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 × .2375%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

■ One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

■ Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

■ One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or

(b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6

Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

BASIC DEATH BENEFIT

Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. Notwithstanding the additional protection provided under the optional Death Benefit, the additional cost has the impact of reducing the net performance of the investment options. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

The basic Death Benefit is equal to the greater of:

■ The sum of all Purchase Payments (not including any Purchase Credits) less the sum of all proportional withdrawals.

■ The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFIT

One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. We reserve the right to cease offering any optional death benefit.
The optional Death Benefit is NOT available if your Annuity is held as a Beneficiary Annuity.
Currently, the optional death benefit must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected this death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase the optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime 7 Plus, you are not permitted to elect the optional Death Benefit.

Highest Anniversary Value Death Benefit (“HAV”)

If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the basic Death Benefit described above; and

2. the Highest Anniversary Value as of the Owner’s date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the basic Death Benefit described above; and

2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.

Key Terms Used with the Highest Anniversary Value Death Benefit:

■ The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the later of (i) the Annuity anniversary on or next following the 80th birthday of the current Owner, the oldest of either joint Owner, or the Annuitant, if entity owned or (ii) the fifth Annuity anniversary after the date on which that Death Benefit was added to the Annuity.

■ The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any Purchase Payment (including any Purchase Credits, with respect to the X series) since such anniversary.

■ The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits, with respect to the X series).

■ Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with Joint Owners

For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the

Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

Annuities Owned by Entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I Terminate the Optional HAV Death Benefit? Does the Optional HAV Death Benefit Terminate Under Other Circumstances?

For the B Series and the X Series, the HAV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HAV Death Benefit is elected on the Issue Date, then you may elect to terminate the benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect the optional benefit and (ii) if you did not elect the HAV death benefit on the Issue Date, then you may elect the HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The HAV Death Benefit will terminate automatically on the Annuity Date. Also, if you elected the Highest Anniversary Value Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefit is payable upon the first death of either Owner and therefore terminates and does not continue unless the Annuity is continued by a spouse Beneficiary (see “Spousal Assumption of Annuity” below).

What are the Charges for the Optional Death Benefit?

We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the HAV Death Benefit. We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options-Annuities owned by Individuals (not associated with Tax-Favored Plans)

Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In the event of your death before the Annuity Date, the Death Benefit must be distributed:

▪  within five (5) years of the date of death (the “5 Year Deadline”); or

▪  as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

■ as a lump sum payment; or

■ Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

■ If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals are permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009.

■ If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals are permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

■ If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

Beneficiary Continuation Option

Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.

Under the Beneficiary Continuation Option:

■ The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.

■ The Owner’s Annuity contract will be continued in the Owner’s name, for the benefit of the beneficiary.

■ Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

■ Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

■ The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

■ The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.

■ The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

■ No Fixed Rate Options will be offered.

■ No additional Purchase Payments can be applied to the Annuity.

■  The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.

■ The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.

■ Withdrawals are not subject to CDSC.

■  Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

■ If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

Spousal Assumption of Annuity

You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.

See the section entitled “Managing Your Annuity – Spousal Designations” and “Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

If the Annuity has not reached the Annuity Date on the date we receive everything we require to pay the surviving spouse’s death claim, we assume the election by the surviving spouse of continuation of the Annuity unless otherwise notified.

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive “due proof of death”. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled “Termination of Optional Benefits” for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed.

Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

■ trading on the NYSE is restricted;

■ an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

■ the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors.

Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” for further information on additional purchase payments.

Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”

Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to  1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ internet website (www. prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut-off” message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

NONQUALIFIED ANNUITIES

In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,400 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

• the amount is paid on or after you reach age 59½ or die;

• the amount received is attributable to your becoming disabled;

• generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

• the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment, The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity, and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity, and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

• Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

• Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

• A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

• H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

• Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

• Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.

Types of Tax-favored Plans

IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarize the material terms. The IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2016 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

• You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

• Your rights as Owner are non-forfeitable;

• You cannot sell, assign or pledge the Annuity;

• The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

• The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and

• Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

• A 10% early withdrawal penalty described below;

• Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

• Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

• If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $53,000 in 2016, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2016, this limit is $265,000;

• SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

• SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2016 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

• Contributions to a Roth IRA cannot be deducted from your gross income;

• “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

• If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2016. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

• Your attainment of age 59½;

• Your severance of employment;

• Your death;

• Your total and permanent disability; or

• Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

• If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

• If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

• If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

• the amount is paid on or after you reach age 59½ or die;

• the amount received is attributable to your becoming disabled; or

• generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding

We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

• For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

• If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

• For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHAT IS PRUCO LIFE OF NEW JERSEY?

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.

Service Providers

Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address

BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
CT Corporation	UCC filings, corporate filings and annual report filings	111 Eighth Avenue, New York, NY 10011
D.F. King	Proxy services	77 Water Street New York, NY 10005

EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601

Name of Service Provider	Services Provided	Address

EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109

NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079

PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

WHAT IS THE SEPARATE ACCOUNT?

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life Insurance Company of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

■ offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

■ close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

■ combine the Separate Account with other “unitized” separate accounts;

■  deregister the Separate Account under the Investment Company Act of 1940;

■ manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

■ make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

■  establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

■ make any changes required by federal or state laws with respect to annuity contracts; and

■  to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Variable Investment Option; or
(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Fees and Payments Received by Pruco Life of New Jersey

As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2015, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $20.00 to approximately $25,000.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.

In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2015) received compensation with respect to our annuity business generally during 2015 (or as to which a payment amount was accrued during 2015). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2015 retrospective depiction. During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

All of the Firms and Entities listed below received non-cash compensation during 2015. In addition, Firms in bold also received cash compensation during 2015.

1st Global Capital Corp.

Advisor Group

Aegon Transamerica

AFS Brokerage, Inc.

AHIL-Prudential

AIG Advisor Group

ALHA

Alliance

Alliant/Benefit Partners

Allianz

Allstate Financial Srvcs, LLC

Alpha Simplex

American Financial Associates

AMERICAN PORTFOLIO FIN SVCS INC

Ameritas Investment Corp.

Anchor Bay Securities, LLC

Annuity Partners

AON

AQR Capital Management

Ausdal Financial Partners, Inc.

AXA Advisors, LLC

Ballew Investments

Bank of Oklahoma

Bank of the West

BB&T Investment Services, Inc.

BBVA Compass Investment Solutions, Inc.

Berthel Fisher & Company

BlackRock Financial Management Inc.

Broker Dealer Financial Services

Brokers International

Cadaret, Grant & Co., Inc.

Calton & Associates, Inc

Cambridge Advisory Group

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

CAPE SECURITIES, INC.

Capital Guardian

Capital Investment Group, Inc.

CCO Investment Services Corp

Centaurus Financial, Inc.

Centera Capital Securities

Cetera Advisor Network LLC

Cetera Financial Group LLC

Cetera Investment Services

CFD Investments, Inc.

CHAR

Citigroup Global Markets Inc.

COMERICA SECURITIES, INC.

Commerce Bank

Commonwealth Financial Network

Compass Bank Wealth Management Group

Comprehensive Asset Management

Country Financial

CPS (Custom Benefit Plans)

Craig Schubert

Crown Capital Securities, L.P.

CUNA Brokerage Svcs, Inc.

CUSO Financial Services, L.P.

David Lerner and Associates

Delaware Investments

Dempsey Lord Smith, LLC

Edward Jones & Co.

Envestnet

Epoch Investment Management

Equity Services, Inc.

Essex Financial Services, Inc.

Farm Bureau Financial Services

Fidelity Institutional Wealth Services (FIWS)

Fidelity Investments

Fifth Third Securities, Inc.

Financial Architects, Inc.

Financial Planning Consultants

Financial Services Int'l Corp. (FSIC)

Financial West Group

First Allied Securities Inc

First Citizens Bank

First Commonwealth

First Heartland Capital, Inc.

First Protective Insurance Group

First Southeast Investor Services

First Tennessee Brokerage, Inc

First Trust Portfolios L.P.

Foothill Securities, Inc.

Foresters Equity Services Inc.

Fortune Financial Services, Inc.

Founders Financial Securities, LLC

Franklin Templeton

FSC Securities Corp.

GBS - Life Plans Unlimited

Geneos Wealth Management, Inc.

Gilman Ciocia, Inc.

Goldman Sachs & Co.

GWN Securities, Inc.

H. Beck, Inc.

H.D. Vest Investment

Hantz Financial Services,Inc.

Harvest Capital

HBW Securities, Inc.

Hornor, Townsend & Kent, Inc.

HSBC

Huntleigh Securities

Independent Consultant

Independent Financial Grp, LLC

Individual Client

Infinex Financial Group

Institutional Securities Corp.

INTERCAROLINA FINANCIAL SERVICES, INC.

Intervest International

Invest Financial Corporation

Investacorp

Investment Centers of America

Investment Professionals

Investors Capital Corporation

J.J.B. Hilliard Lyons, Inc.

J.P. Morgan

J.W. Cole Financial, Inc.

Jackson National Life

Janney Montgomery Scott, LLC.

Janus Capital

Jennison Associates, LLC

JHS Capital

Key Bank

KEY INVESTMENT SERVICES LLC

KMS Financial Services, Inc.

Kovack Securities, Inc.

LaSalle St. Securities, LLC

Lazard

Leaders Group Inc.

Legg Mason

Lifemark Corporation

Lincoln Financial Advisors

Lincoln Financial Securities Corporation

Lincoln Investment Planning

Lincoln Motor Company

LPL Financial Corporation

M and T Bank Corporation

M Holdings Securities, Inc

Mass Mutual Financial Group

Merrill Lynch, P,F,S

MetLife

MFS

MML Investors Services, Inc.

Money Concepts Capital Corp.

Morgan Stanley Smith Barney

MTL Equity Products, Inc.

Mutual of Omaha Bank

National Planning Corporation

National Securities Corp.

Natixis Funds

Neuberger Berman

New York Life

Next Financial Group, Inc.

NFP Securities, Inc.

North Ridge Securities Corp.

OneAmerica Securities, Inc.

OPPENHEIMER & CO, INC.

Park Avenue Securities, LLC

People's Securities

Perryman Financial Advisory

PIMCO

Pinnacle Financial Group, Inc.

Pinnancle Investments, LLC

PlanMember Securities Corp.

PNC Bank

PNC Investments, LLC

Princor Financial Services Corp.

Private Client Services, LLC

ProEquities

Prospera Financial Services, Inc.

Prudential Annuities

Purshe Kaplan Sterling Investments

Questar Capital Corporation

R.D. Scinto, Inc.

Raymond James Financial Svcs

RBC CAPITAL MARKETS CORPORATION

RCM&D Inc.

Robert W. Baird & Co., Inc.

Royal Alliance Associates

Sage Rutty & Co., Inc.

Sagemark Consulting

SAGEPOINT FINANCIAL, INC.

Sammons Securities Co., LLC

Santander

SCF Securities, Inc.

Schroders Investment Management

SEAF

Securian Financial Svcs, Inc.

Securities America, Inc.

Securities Service Network

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments, Inc.

Sorrento Pacific Financial LLC

Southeast Financial Group, Inc.

Southern Bank

Sterne Agee Financial Services, Inc.

Stifel Nicolaus & Co.

STRATEGIC FIN ALLIANCE INC

SunTrust Investment Services, Inc.

SWBC Investment Services

Syndicated

T. Rowe Price Group, Inc.

TFS Securities, Inc.

The Investment Center

The O.N. Equity Sales Co.

The PNC Financial Services Group, Inc.

The Prudential Insurance Company of America

The Strategic Financial Alliance Inc.

TransAmerica Financial Advisors, Inc.

Triad Advisors, Inc.

UBS Financial Services, Inc.

Umpqua Investments

United Planners Fin. Serv.

US Bank

USI Securities Inc

VALIC Financial Advisors, Inc

Valley Forge Financial Group Inc

VOYA Financial Advisors

WADDELL & REED INC.

Wall Street Financial Group

WAYNE HUMMER INVESTMENTS LLC

WB2

Wealth Preservation Partners, LLC

Wedbush Morgan Securities

Wells Fargo Advisors LLC

WELLS FARGO ADVISORS LLC - WEALTH

Western International Securities, Inc.

WFG Investments, Inc.

Wintrust Financial Corporation

Woodbury Financial Services

World Equity Group, Inc.

World Group Securities, Inc.

Wunderlich Securities

The Firms listed below received cash compensation during 2015 but did not receive any non-cash compensation.

Capital One Investment Services, LLC

Gary Goldberg & Co., Inc.

Raymond James & Associates

Wells Fargo Investments LLC

WRP Investments, Inc

You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center

P.O. Box 7960

Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuity Service Center

2101 Welsh Road

Dresher, PA 19025

* Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

■ Company

■ Experts

■ Principal Underwriter

■ Payments Made to Promote Sale of Our Products

■ Cyber Security Risks

■ Determination of Accumulation Unit Values

■  Financial Statements

■  Separate Account Financial Information

■  Company Financial Information

APPENDIX A – ACCUMULATION UNIT VALUES

As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97052	$10.58443	30,244
01/01/2007 to 12/31/2007	$10.58443	$11.42715	81,488
01/01/2008 to 12/31/2008	$11.42715	$7.70132	184,413
01/01/2009 to 12/31/2009	$7.70132	$9.46834	495,528
01/01/2010 to 12/31/2010	$9.46834	$10.48061	590,701
01/01/2011 to 12/31/2011	$10.48061	$10.08606	496,720
01/01/2012 to 12/31/2012	$10.08606	$11.22438	518,079
01/01/2013 to 12/31/2013	$11.22438	$12.20353	511,710
01/01/2014 to 12/31/2014	$12.20353	$12.52550	464,934
01/01/2015 to 12/31/2015	$12.52550	$11.98437	426,576
AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98924	$10.52787	0
01/01/2007 to 12/31/2007	$10.52787	$11.39704	5,817
01/01/2008 to 12/31/2008	$11.39704	$7.90927	24,155
01/01/2009 to 12/31/2009	$7.90927	$9.86809	156,140
01/01/2010 to 12/31/2010	$9.86809	$11.09301	227,664
01/01/2011 to 12/31/2011	$11.09301	$10.97930	192,665
01/01/2012 to 12/31/2012	$10.97930	$12.33589	208,942
01/01/2013 to 12/31/2013	$12.33589	$14.21479	219,011
01/01/2014 to 12/31/2014	$14.21479	$14.91153	210,670
01/01/2015 to 12/31/2015	$14.91153	$14.86039	193,918
AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$9.98487	$11.06450	471
01/01/2007 to 12/31/2007	$11.06450	$10.92634	463
01/01/2008 to 12/31/2008	$10.92634	$7.04890	6,416
01/01/2009 to 12/31/2009	$7.04890	$8.20740	84,010
01/01/2010 to 12/31/2010	$8.20740	$9.23755	96,265
01/01/2011 to 12/31/2011	$9.23755	$9.45889	96,611
01/01/2012 to 05/04/2012	$9.45889	$10.29604	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99906	$10.14041	346
01/01/2014 to 12/31/2014	$10.14041	$9.71174	407
01/01/2015 to 12/31/2015	$9.71174	$8.11074	473
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99906	$11.67861	0
01/01/2014 to 12/31/2014	$11.67861	$13.06636	0
01/01/2015 to 12/31/2015	$13.06636	$13.14074	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97992	$10.54079	11,213
01/01/2007 to 12/31/2007	$10.54079	$11.36613	16,870
01/01/2008 to 12/31/2008	$11.36613	$8.01173	135,256
01/01/2009 to 12/31/2009	$8.01173	$9.76594	799,499
01/01/2010 to 12/31/2010	$9.76594	$10.84380	1,232,371
01/01/2011 to 12/31/2011	$10.84380	$10.59031	1,065,584
01/01/2012 to 12/31/2012	$10.59031	$11.77599	1,189,039
01/01/2013 to 12/31/2013	$11.77599	$13.69660	1,165,988
01/01/2014 to 12/31/2014	$13.69660	$14.42399	1,139,066
01/01/2015 to 12/31/2015	$14.42399	$14.32787	1,036,012
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99906	$9.19895	12,775
01/01/2012 to 12/31/2012	$9.19895	$10.17608	17,166
01/01/2013 to 12/31/2013	$10.17608	$11.15228	25,207
01/01/2014 to 12/31/2014	$11.15228	$11.56514	25,616
01/01/2015 to 12/31/2015	$11.56514	$11.09060	25,813
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99906	$10.53745	1,031
01/01/2014 to 12/31/2014	$10.53745	$10.79039	1,023
01/01/2015 to 12/31/2015	$10.79039	$10.69675	31
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.98066	$10.20649	2,158
01/01/2007 to 12/31/2007	$10.20649	$10.77589	4,518
01/01/2008 to 12/31/2008	$10.77589	$10.77219	5,562
01/01/2009 to 12/31/2009	$10.77219	$11.73912	37,295
01/01/2010 to 12/31/2010	$11.73912	$12.05817	41,242
01/01/2011 to 12/31/2011	$12.05817	$12.18917	42,906
01/01/2012 to 12/31/2012	$12.18917	$12.61643	44,602
01/01/2013 to 12/31/2013	$12.61643	$12.20183	40,367
01/01/2014 to 12/31/2014	$12.20183	$12.05162	38,515
01/01/2015 to 12/31/2015	$12.05162	$11.97203	29,393
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97171	$10.33968	6,066
01/01/2007 to 12/31/2007	$10.33968	$11.07079	13,316
01/01/2008 to 12/31/2008	$11.07079	$10.69755	15,912
01/01/2009 to 12/31/2009	$10.69755	$12.32370	242,625
01/01/2010 to 12/31/2010	$12.32370	$13.12390	355,774
01/01/2011 to 12/31/2011	$13.12390	$13.38718	325,067
01/01/2012 to 12/31/2012	$13.38718	$14.46865	373,422
01/01/2013 to 12/31/2013	$14.46865	$14.04141	385,160
01/01/2014 to 12/31/2014	$14.04141	$14.46916	345,592
01/01/2015 to 12/31/2015	$14.46916	$14.00299	291,122
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14583	$10.30741	4,519
01/01/2010 to 12/31/2010	$10.30741	$11.58869	5,093
01/01/2011 to 12/31/2011	$11.58869	$10.78439	4,391
01/01/2012 to 12/31/2012	$10.78439	$12.07266	5,235
01/01/2013 to 12/31/2013	$12.07266	$15.68669	5,208
01/01/2014 to 12/31/2014	$15.68669	$17.10034	5,149
01/01/2015 to 12/31/2015	$17.10034	$16.10041	4,465

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.98023	$10.64300	12,198
01/01/2007 to 12/31/2007	$10.64300	$11.54504	15,700
01/01/2008 to 12/31/2008	$11.54504	$7.42587	80,630
01/01/2009 to 12/31/2009	$7.42587	$9.20111	626,770
01/01/2010 to 12/31/2010	$9.20111	$10.31320	827,292
01/01/2011 to 12/31/2011	$10.31320	$9.94870	637,209
01/01/2012 to 12/31/2012	$9.94870	$11.18527	772,801
01/01/2013 to 12/31/2013	$11.18527	$13.56603	818,155
01/01/2014 to 12/31/2014	$13.56603	$14.34996	781,391
01/01/2015 to 12/31/2015	$14.34996	$14.26247	749,623
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99906	$11.71508	472
01/01/2014 to 12/31/2014	$11.71508	$13.15813	4,658
01/01/2015 to 12/31/2015	$13.15813	$12.54389	120
AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$9.88749	$12.16133	7
01/01/2007 to 12/31/2007	$12.16133	$9.62541	3,901
01/01/2008 to 12/31/2008	$9.62541	$6.18048	3,912
01/01/2009 to 12/31/2009	$6.18048	$8.06109	14,732
01/01/2010 to 12/31/2010	$8.06109	$10.25594	21,712
01/01/2011 to 12/31/2011	$10.25594	$10.80760	20,006
01/01/2012 to 12/31/2012	$10.80760	$12.32439	21,519
01/01/2013 to 12/31/2013	$12.32439	$12.56600	22,454
01/01/2014 to 12/31/2014	$12.56600	$16.26354	16,858
01/01/2015 to 12/31/2015	$16.26354	$16.85750	12,727
AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.98334	$10.49308	253
01/01/2007 to 12/31/2007	$10.49308	$8.53012	581
01/01/2008 to 07/18/2008	$8.53012	$7.83782	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99906	$9.72384	0
01/01/2014 to 12/31/2014	$9.72384	$10.10369	1,119
01/01/2015 to 12/31/2015	$10.10369	$9.97904	1,547
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10375	$7.53310	1,702
01/01/2009 to 12/31/2009	$7.53310	$9.02864	106,099
01/01/2010 to 12/31/2010	$9.02864	$10.11522	128,857
01/01/2011 to 12/31/2011	$10.11522	$9.75317	152,794
01/01/2012 to 12/31/2012	$9.75317	$10.95703	181,734
01/01/2013 to 12/31/2013	$10.95703	$12.91486	244,694
01/01/2014 to 12/31/2014	$12.91486	$13.49821	311,081
01/01/2015 to 10/16/2015	$13.49821	$13.52050	0
AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$9.99906	$10.56409	0
01/01/2007 to 12/31/2007	$10.56409	$11.33703	4,120
01/01/2008 to 12/31/2008	$11.33703	$7.34272	16,667
01/01/2009 to 12/31/2009	$7.34272	$8.99072	190,914
01/01/2010 to 12/31/2010	$8.99072	$10.16518	259,388
01/01/2011 to 12/31/2011	$10.16518	$9.89853	223,809
01/01/2012 to 12/31/2012	$9.89853	$10.82664	251,137
01/01/2013 to 12/31/2013	$10.82664	$12.28353	249,023
01/01/2014 to 12/31/2014	$12.28353	$12.52664	245,606
01/01/2015 to 12/31/2015	$12.52664	$12.50681	313,524
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99906	$7.49084	0
01/01/2009 to 11/13/2009	$7.49084	$8.41607	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99906	$10.78610	291,622
01/01/2013 to 12/31/2013	$10.78610	$13.27306	290,665
01/01/2014 to 12/31/2014	$13.27306	$13.53916	273,132
01/01/2015 to 10/16/2015	$13.53916	$13.02653	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99906	$10.85506	652
01/01/2014 to 12/31/2014	$10.85506	$11.00630	12,380
01/01/2015 to 10/16/2015	$11.00630	$10.54917	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17574	$6.12807	0
01/01/2009 to 12/31/2009	$6.12807	$8.18495	19,371
01/01/2010 to 12/31/2010	$8.18495	$9.72626	17,614
01/01/2011 to 12/31/2011	$9.72626	$9.13123	13,708
01/01/2012 to 12/31/2012	$9.13123	$11.44714	18,679
01/01/2013 to 12/31/2013	$11.44714	$11.80901	18,322
01/01/2014 to 12/31/2014	$11.80901	$13.30021	17,815
01/01/2015 to 12/31/2015	$13.30021	$13.13728	18,520
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$9.93542	$10.28977	1,967
01/01/2007 to 12/31/2007	$10.28977	$11.59563	2,269
01/01/2008 to 12/31/2008	$11.59563	$6.84738	8,554
01/01/2009 to 12/31/2009	$6.84738	$10.11359	40,650
01/01/2010 to 12/31/2010	$10.11359	$11.02726	44,923
01/01/2011 to 12/31/2011	$11.02726	$10.47050	35,198
01/01/2012 to 12/31/2012	$10.47050	$12.39720	37,359
01/01/2013 to 12/31/2013	$12.39720	$15.90119	34,015
01/01/2014 to 02/07/2014	$15.90119	$15.65167	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96102	$11.07490	1,140
01/01/2007 to 12/31/2007	$11.07490	$11.50976	6,463
01/01/2008 to 12/31/2008	$11.50976	$6.74882	6,978
01/01/2009 to 12/31/2009	$6.74882	$7.95238	65,760
01/01/2010 to 12/31/2010	$7.95238	$8.87508	75,296
01/01/2011 to 12/31/2011	$8.87508	$8.29010	60,638
01/01/2012 to 12/31/2012	$8.29010	$9.80760	68,119
01/01/2013 to 12/31/2013	$9.80760	$12.94838	66,751
01/01/2014 to 12/31/2014	$12.94838	$14.48221	56,975
01/01/2015 to 12/31/2015	$14.48221	$13.65590	62,343
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.95841	$9.90334	606
01/01/2007 to 12/31/2007	$9.90334	$11.68440	3,211
01/01/2008 to 12/31/2008	$11.68440	$6.83934	5,544
01/01/2009 to 12/31/2009	$6.83934	$10.62206	28,493
01/01/2010 to 12/31/2010	$10.62206	$12.58318	31,507
01/01/2011 to 12/31/2011	$12.58318	$12.06996	24,155
01/01/2012 to 12/31/2012	$12.06996	$14.27309	31,357
01/01/2013 to 12/31/2013	$14.27309	$18.65334	27,657
01/01/2014 to 12/31/2014	$18.65334	$20.56704	25,232
01/01/2015 to 12/31/2015	$20.56704	$19.17723	48,612
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08942	$7.64237	17,549
01/01/2009 to 12/31/2009	$7.64237	$9.32217	390,581
01/01/2010 to 12/31/2010	$9.32217	$10.28514	486,400
01/01/2011 to 12/31/2011	$10.28514	$10.11679	348,460
01/01/2012 to 12/31/2012	$10.11679	$11.01481	395,824
01/01/2013 to 12/31/2013	$11.01481	$11.95901	396,204
01/01/2014 to 12/31/2014	$11.95901	$12.30083	376,699
01/01/2015 to 12/31/2015	$12.30083	$12.05036	359,256

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03395	$7.65766	0
01/01/2009 to 12/31/2009	$7.65766	$9.60312	23,829
01/01/2010 to 12/31/2010	$9.60312	$12.03526	31,805
01/01/2011 to 12/31/2011	$12.03526	$12.05336	20,372
01/01/2012 to 12/31/2012	$12.05336	$13.78582	24,157
01/01/2013 to 12/31/2013	$13.78582	$18.91884	21,085
01/01/2014 to 12/31/2014	$18.91884	$20.05009	20,645
01/01/2015 to 12/31/2015	$20.05009	$18.73305	27,109
AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.94976	$11.05698	623
01/01/2007 to 12/31/2007	$11.05698	$11.05953	1,500
01/01/2008 to 12/31/2008	$11.05953	$6.85537	1,880
01/01/2009 to 12/31/2009	$6.85537	$8.01495	12,392
01/01/2010 to 12/31/2010	$8.01495	$8.90956	13,643
01/01/2011 to 12/31/2011	$8.90956	$8.76502	22,894
01/01/2012 to 12/31/2012	$8.76502	$9.82659	27,926
01/01/2013 to 12/31/2013	$9.82659	$13.07895	23,913
01/01/2014 to 12/31/2014	$13.07895	$13.13176	21,823
01/01/2015 to 12/31/2015	$13.13176	$12.19521	22,176
AST High Yield Portfolio
05/01/2006 to 12/31/2006	$9.99906	$10.60450	649
01/01/2007 to 12/31/2007	$10.60450	$10.74351	827
01/01/2008 to 12/31/2008	$10.74351	$7.90831	735
01/01/2009 to 12/31/2009	$7.90831	$10.59810	14,326
01/01/2010 to 12/31/2010	$10.59810	$11.89197	15,358
01/01/2011 to 12/31/2011	$11.89197	$12.12984	16,240
01/01/2012 to 12/31/2012	$12.12984	$13.65558	18,945
01/01/2013 to 12/31/2013	$13.65558	$14.46966	18,957
01/01/2014 to 12/31/2014	$14.46966	$14.67105	17,432
01/01/2015 to 12/31/2015	$14.67105	$13.98741	19,247
AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99258	$10.64379	2,502
01/01/2007 to 12/31/2007	$10.64379	$12.52703	3,101
01/01/2008 to 12/31/2008	$12.52703	$6.16356	5,575
01/01/2009 to 12/31/2009	$6.16356	$8.24382	14,840
01/01/2010 to 12/31/2010	$8.24382	$9.33168	16,577
01/01/2011 to 12/31/2011	$9.33168	$8.03342	16,187
01/01/2012 to 12/31/2012	$8.03342	$9.55950	18,110
01/01/2013 to 12/31/2013	$9.55950	$11.25178	13,254
01/01/2014 to 12/31/2014	$11.25178	$10.50929	12,324
01/01/2015 to 12/31/2015	$10.50929	$10.71692	11,996
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01073	$10.90770	1,345
01/01/2007 to 12/31/2007	$10.90770	$12.70293	6,353
01/01/2008 to 12/31/2008	$12.70293	$7.03242	4,237
01/01/2009 to 12/31/2009	$7.03242	$9.07273	17,509
01/01/2010 to 12/31/2010	$9.07273	$9.96358	20,693
01/01/2011 to 12/31/2011	$9.96358	$8.61423	17,906
01/01/2012 to 12/31/2012	$8.61423	$9.93649	21,411
01/01/2013 to 12/31/2013	$9.93649	$11.73584	14,905
01/01/2014 to 12/31/2014	$11.73584	$10.82462	14,128
01/01/2015 to 12/31/2015	$10.82462	$10.78900	10,251

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11193	$7.16470	8,300
01/01/2009 to 12/31/2009	$7.16470	$8.97209	83,579
01/01/2010 to 12/31/2010	$8.97209	$10.09570	180,965
01/01/2011 to 12/31/2011	$10.09570	$9.92415	159,454
01/01/2012 to 12/31/2012	$9.92415	$11.14402	187,821
01/01/2013 to 12/31/2013	$11.14402	$12.81121	215,742
01/01/2014 to 12/31/2014	$12.81121	$13.47161	160,456
01/01/2015 to 12/31/2015	$13.47161	$13.17891	162,881
AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$9.99906	$10.62045	1,343
01/01/2007 to 12/31/2007	$10.62045	$11.49018	1,472
01/01/2008 to 12/31/2008	$11.49018	$6.65882	4,105
01/01/2009 to 12/31/2009	$6.65882	$8.94533	73,237
01/01/2010 to 12/31/2010	$8.94533	$9.47774	90,121
01/01/2011 to 12/31/2011	$9.47774	$8.51271	71,369
01/01/2012 to 12/31/2012	$8.51271	$10.25979	87,926
01/01/2013 to 12/31/2013	$10.25979	$11.70119	86,888
01/01/2014 to 12/31/2014	$11.70119	$10.83178	86,191
01/01/2015 to 12/31/2015	$10.83178	$10.40936	85,414
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.96771	$10.57685	0
01/01/2007 to 12/31/2007	$10.57685	$10.65906	0
01/01/2008 to 12/31/2008	$10.65906	$8.68154	51,035
01/01/2009 to 12/31/2009	$8.68154	$10.47282	156,166
01/01/2010 to 12/31/2010	$10.47282	$11.11144	162,648
01/01/2011 to 12/31/2011	$11.11144	$11.01089	136,088
01/01/2012 to 12/31/2012	$11.01089	$12.05253	153,416
01/01/2013 to 12/31/2013	$12.05253	$13.23001	146,722
01/01/2014 to 12/31/2014	$13.23001	$13.79232	143,295
01/01/2015 to 12/31/2015	$13.79232	$13.61064	129,449
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08445	$10.29766	2,987
01/01/2010 to 12/31/2010	$10.29766	$11.33263	3,456
01/01/2011 to 12/31/2011	$11.33263	$11.27814	4,988
01/01/2012 to 12/31/2012	$11.27814	$12.84306	4,781
01/01/2013 to 12/31/2013	$12.84306	$17.33075	6,691
01/01/2014 to 12/31/2014	$17.33075	$18.76206	6,219
01/01/2015 to 12/31/2015	$18.76206	$20.52125	10,348
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96039	$11.05295	2,533
01/01/2007 to 12/31/2007	$11.05295	$10.60024	8,763
01/01/2008 to 12/31/2008	$10.60024	$6.13164	10,882
01/01/2009 to 12/31/2009	$6.13164	$7.23998	8,245
01/01/2010 to 12/31/2010	$7.23998	$8.09953	8,942
01/01/2011 to 12/31/2011	$8.09953	$7.67252	8,264
01/01/2012 to 12/31/2012	$7.67252	$8.86610	8,789
01/01/2013 to 12/31/2013	$8.86610	$12.25925	8,867
01/01/2014 to 12/31/2014	$12.25925	$13.78597	16,564
01/01/2015 to 12/31/2015	$13.78597	$12.56127	10,525

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.94853	$10.25454	2,150
01/01/2007 to 12/31/2007	$10.25454	$11.65439	4,055
01/01/2008 to 12/31/2008	$11.65439	$6.49136	10,002
01/01/2009 to 12/31/2009	$6.49136	$8.32731	92,651
01/01/2010 to 12/31/2010	$8.32731	$9.85880	106,395
01/01/2011 to 12/31/2011	$9.85880	$9.65779	77,292
01/01/2012 to 12/31/2012	$9.65779	$10.71913	93,511
01/01/2013 to 12/31/2013	$10.71913	$14.47707	85,480
01/01/2014 to 12/31/2014	$14.47707	$15.82826	112,144
01/01/2015 to 12/31/2015	$15.82826	$17.22432	92,595
AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$9.99906	$10.51839	1,934
01/01/2007 to 12/31/2007	$10.51839	$11.03115	3,825
01/01/2008 to 12/31/2008	$11.03115	$8.36983	4,846
01/01/2009 to 12/31/2009	$8.36983	$11.13803	66,710
01/01/2010 to 12/31/2010	$11.13803	$12.48853	69,499
01/01/2011 to 12/31/2011	$12.48853	$13.60242	63,034
01/01/2012 to 12/31/2012	$13.60242	$14.24508	62,389
01/01/2013 to 12/31/2013	$14.24508	$13.80151	62,832
01/01/2014 to 12/31/2014	$13.80151	$14.51635	66,769
01/01/2015 to 12/31/2015	$14.51635	$14.26749	61,123
AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$9.96060	$11.14496	559
01/01/2007 to 12/31/2007	$11.14496	$12.05347	775
01/01/2008 to 12/31/2008	$12.05347	$7.86591	1,024
01/01/2009 to 12/31/2009	$7.86591	$10.22659	16,515
01/01/2010 to 12/31/2010	$10.22659	$11.32823	16,271
01/01/2011 to 12/31/2011	$11.32823	$10.84879	13,808
01/01/2012 to 12/31/2012	$10.84879	$13.20047	18,291
01/01/2013 to 12/31/2013	$13.20047	$16.65686	20,049
01/01/2014 to 12/31/2014	$16.65686	$17.06526	21,789
01/01/2015 to 12/31/2015	$17.06526	$16.62402	19,797
AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$9.93217	$10.42130	0
01/01/2007 to 12/31/2007	$10.42130	$11.85877	354
01/01/2008 to 12/31/2008	$11.85877	$7.46780	882
01/01/2009 to 12/31/2009	$7.46780	$9.17731	22,545
01/01/2010 to 12/31/2010	$9.17731	$10.23286	24,345
01/01/2011 to 12/31/2011	$10.23286	$10.05647	21,982
01/01/2012 to 12/31/2012	$10.05647	$11.64062	23,845
01/01/2013 to 12/31/2013	$11.64062	$15.73258	19,559
01/01/2014 to 12/31/2014	$15.73258	$16.90839	16,757
01/01/2015 to 12/31/2015	$16.90839	$17.92456	13,512
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99906	$10.21654	0
01/01/2013 to 12/31/2013	$10.21654	$13.58550	0
01/01/2014 to 12/31/2014	$13.58550	$14.80337	0
01/01/2015 to 12/31/2015	$14.80337	$14.52913	2,993

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.92949	$10.44127	42
01/01/2007 to 12/31/2007	$10.44127	$10.60602	1,519
01/01/2008 to 12/31/2008	$10.60602	$6.48787	2,633
01/01/2009 to 12/31/2009	$6.48787	$8.90836	9,900
01/01/2010 to 12/31/2010	$8.90836	$10.88622	12,647
01/01/2011 to 12/31/2011	$10.88622	$10.39116	10,794
01/01/2012 to 12/31/2012	$10.39116	$12.16435	11,235
01/01/2013 to 12/31/2013	$12.16435	$15.92438	8,887
01/01/2014 to 12/31/2014	$15.92438	$18.10000	9,819
01/01/2015 to 12/31/2015	$18.10000	$16.71168	8,070
AST Money Market Portfolio
05/01/2006* to 12/31/2006	$10.00024	$10.24522	599
01/01/2007 to 12/31/2007	$10.24522	$10.62479	8,468
01/01/2008 to 12/31/2008	$10.62479	$10.76754	11,618
01/01/2009 to 12/31/2009	$10.76754	$10.67105	28,827
01/01/2010 to 12/31/2010	$10.67105	$10.55197	78,762
01/01/2011 to 12/31/2011	$10.55197	$10.43487	51,393
01/01/2012 to 12/31/2012	$10.43487	$10.31714	89,590
01/01/2013 to 12/31/2013	$10.31714	$10.20011	75,327
01/01/2014 to 12/31/2014	$10.20011	$10.08368	65,574
01/01/2015 to 12/31/2015	$10.08368	$9.96934	38,476
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.03620	$10.19727	601
01/01/2007 to 12/31/2007	$10.19727	$10.40039	1,304
01/01/2008 to 12/31/2008	$10.40039	$5.93706	1,723
01/01/2009 to 12/31/2009	$5.93706	$8.25521	28,304
01/01/2010 to 12/31/2010	$8.25521	$10.07406	32,782
01/01/2011 to 12/31/2011	$10.07406	$9.71228	27,059
01/01/2012 to 12/31/2012	$9.71228	$11.24632	26,947
01/01/2013 to 12/31/2013	$11.24632	$15.78904	24,883
01/01/2014 to 12/31/2014	$15.78904	$17.83399	26,947
01/01/2015 to 12/31/2015	$17.83399	$16.63736	28,478
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02897	$10.07980	0
01/01/2012 to 12/31/2012	$10.07980	$10.45063	4,596
01/01/2013 to 12/31/2013	$10.45063	$10.03902	0
01/01/2014 to 12/31/2014	$10.03902	$10.43615	7,397
01/01/2015 to 10/16/2015	$10.43615	$10.45097	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.96545	$10.24038	333
01/01/2007 to 12/31/2007	$10.24038	$12.37112	2,067
01/01/2008 to 12/31/2008	$12.37112	$6.94901	1,148
01/01/2009 to 12/31/2009	$6.94901	$8.91648	18,511
01/01/2010 to 12/31/2010	$8.91648	$11.34303	21,749
01/01/2011 to 12/31/2011	$11.34303	$11.40332	14,063
01/01/2012 to 12/31/2012	$11.40332	$12.66951	16,441
01/01/2013 to 12/31/2013	$12.66951	$16.61013	18,440
01/01/2014 to 12/31/2014	$16.61013	$17.72508	17,857
01/01/2015 to 10/16/2015	$17.72508	$18.25104	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.98848	$9.48246	527
01/01/2007 to 12/31/2007	$9.48246	$11.12853	706
01/01/2008 to 12/31/2008	$11.12853	$6.32187	773
01/01/2009 to 12/31/2009	$6.32187	$7.66029	17,132
01/01/2010 to 12/31/2010	$7.66029	$9.10804	21,393
01/01/2011 to 04/29/2011	$9.10804	$10.23343	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99906	$10.36012	107,003
01/01/2013 to 12/31/2013	$10.36012	$12.17967	87,961
01/01/2014 to 12/31/2014	$12.17967	$12.66004	82,982
01/01/2015 to 12/31/2015	$12.66004	$12.36071	61,685
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10180	$5.58718	0
01/01/2009 to 12/31/2009	$5.58718	$9.19764	42,361
01/01/2010 to 12/31/2010	$9.19764	$11.11807	56,160
01/01/2011 to 12/31/2011	$11.11807	$8.76360	37,184
01/01/2012 to 12/31/2012	$8.76360	$10.21725	53,273
01/01/2013 to 12/31/2013	$10.21725	$10.12363	55,855
01/01/2014 to 12/31/2014	$10.12363	$9.53983	51,884
01/01/2015 to 12/31/2015	$9.53983	$7.85386	48,171
AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97964	$10.45340	0
01/01/2007 to 12/31/2007	$10.45340	$11.23495	4,120
01/01/2008 to 12/31/2008	$11.23495	$8.94287	159,162
01/01/2009 to 12/31/2009	$8.94287	$10.61276	448,927
01/01/2010 to 12/31/2010	$10.61276	$11.60130	656,070
01/01/2011 to 12/31/2011	$11.60130	$11.58376	575,522
01/01/2012 to 12/31/2012	$11.58376	$12.64008	601,602
01/01/2013 to 12/31/2013	$12.64008	$13.64749	569,511
01/01/2014 to 12/31/2014	$13.64749	$14.27151	519,613
01/01/2015 to 12/31/2015	$14.27151	$14.12963	483,170
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01898	$10.07970	0
01/01/2012 to 12/31/2012	$10.07970	$10.67350	174
01/01/2013 to 12/31/2013	$10.67350	$10.30815	2,542
01/01/2014 to 12/31/2014	$10.30815	$10.80858	5,106
01/01/2015 to 12/31/2015	$10.80858	$10.65698	6,690
AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$9.99906	$10.34228	321
01/01/2007 to 12/31/2007	$10.34228	$11.39149	6,974
01/01/2008 to 12/31/2008	$11.39149	$6.67723	42,821
01/01/2009 to 12/31/2009	$6.67723	$8.31590	385,078
01/01/2010 to 12/31/2010	$8.31590	$9.78505	505,876
01/01/2011 to 12/31/2011	$9.78505	$9.07279	331,652
01/01/2012 to 12/31/2012	$9.07279	$10.12855	424,521
01/01/2013 to 12/31/2013	$10.12855	$11.71830	447,271
01/01/2014 to 12/31/2014	$11.71830	$12.65063	437,876
01/01/2015 to 12/31/2015	$12.65063	$12.43010	660,385
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99906	$9.64517	0
01/01/2014 to 12/31/2014	$9.64517	$9.30049	0
01/01/2015 to 12/31/2015	$9.30049	$7.64594	0
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99906	$11.71829	0
01/01/2014 to 12/31/2014	$11.71829	$13.35085	0
01/01/2015 to 12/31/2015	$13.35085	$13.40270	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$9.95129	$10.76892	12
01/01/2007 to 12/31/2007	$10.76892	$10.86759	856
01/01/2008 to 12/31/2008	$10.86759	$6.58425	1,120
01/01/2009 to 12/31/2009	$6.58425	$7.92988	3,297
01/01/2010 to 12/31/2010	$7.92988	$9.01948	3,834
01/01/2011 to 12/31/2011	$9.01948	$9.22534	4,259
01/01/2012 to 12/31/2012	$9.22534	$10.83546	3,453
01/01/2013 to 12/31/2013	$10.83546	$14.18591	3,162
01/01/2014 to 12/31/2014	$14.18591	$16.43863	4,848
01/01/2015 to 12/31/2015	$16.43863	$16.75203	9,323
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99906	$8.93111	0
01/01/2012 to 12/31/2012	$8.93111	$9.99122	0
01/01/2013 to 12/31/2013	$9.99122	$12.09007	0
01/01/2014 to 12/31/2014	$12.09007	$12.72948	0
01/01/2015 to 12/31/2015	$12.72948	$12.60374	0
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08124	$7.37228	964
01/01/2009 to 12/31/2009	$7.37228	$8.99315	202,692
01/01/2010 to 12/31/2010	$8.99315	$9.95049	339,848
01/01/2011 to 12/31/2011	$9.95049	$9.65877	322,405
01/01/2012 to 12/31/2012	$9.65877	$10.53074	413,772
01/01/2013 to 12/31/2013	$10.53074	$11.70595	396,689
01/01/2014 to 12/31/2014	$11.70595	$12.16758	343,739
01/01/2015 to 12/31/2015	$12.16758	$12.00934	340,553
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09942	$6.72112	65,976
01/01/2009 to 12/31/2009	$6.72112	$8.42882	223,093
01/01/2010 to 12/31/2010	$8.42882	$9.52812	284,699
01/01/2011 to 12/31/2011	$9.52812	$9.19493	208,105
01/01/2012 to 12/31/2012	$9.19493	$10.53597	257,307
01/01/2013 to 12/31/2013	$10.53597	$12.29729	272,747
01/01/2014 to 12/31/2014	$12.29729	$12.81791	268,121
01/01/2015 to 12/31/2015	$12.81791	$12.60344	535,718
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98482	$10.60918	462
01/01/2007 to 12/31/2007	$10.60918	$11.42339	462
01/01/2008 to 12/31/2008	$11.42339	$7.88383	4,989
01/01/2009 to 12/31/2009	$7.88383	$9.93070	201,980
01/01/2010 to 12/31/2010	$9.93070	$10.97751	325,157
01/01/2011 to 12/31/2011	$10.97751	$10.48592	267,001
01/01/2012 to 12/31/2012	$10.48592	$11.52117	292,244
01/01/2013 to 12/31/2013	$11.52117	$13.03040	313,045
01/01/2014 to 12/31/2014	$13.03040	$13.27338	292,618
01/01/2015 to 10/16/2015	$13.27338	$12.96362	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.99906	$9.98437	768
01/01/2007 to 12/31/2007	$9.98437	$10.97693	842
01/01/2008 to 12/31/2008	$10.97693	$6.06720	1,529
01/01/2009 to 12/31/2009	$6.06720	$7.95736	8,510
01/01/2010 to 12/31/2010	$7.95736	$10.42724	8,772
01/01/2011 to 12/31/2011	$10.42724	$8.95723	23,243
01/01/2012 to 12/31/2012	$8.95723	$10.63290	31,497
01/01/2013 to 12/31/2013	$10.63290	$14.80209	28,866
01/01/2014 to 12/31/2014	$14.80209	$15.35683	27,230
01/01/2015 to 12/31/2015	$15.35683	$15.38490	23,927

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90554	$9.94820	28
01/01/2007 to 12/31/2007	$9.94820	$10.53785	176
01/01/2008 to 12/31/2008	$10.53785	$6.77186	1,448
01/01/2009 to 12/31/2009	$6.77186	$8.96499	14,831
01/01/2010 to 12/31/2010	$8.96499	$12.09068	13,324
01/01/2011 to 12/31/2011	$12.09068	$11.83639	11,624
01/01/2012 to 12/31/2012	$11.83639	$13.12648	12,075
01/01/2013 to 12/31/2013	$13.12648	$17.54187	10,206
01/01/2014 to 12/31/2014	$17.54187	$18.00478	10,971
01/01/2015 to 12/31/2015	$18.00478	$17.93991	13,528
AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.99288	$10.49974	517
01/01/2007 to 12/31/2007	$10.49974	$9.79761	2,002
01/01/2008 to 12/31/2008	$9.79761	$6.80776	3,182
01/01/2009 to 12/31/2009	$6.80776	$8.54762	14,293
01/01/2010 to 12/31/2010	$8.54762	$10.64704	18,369
01/01/2011 to 12/31/2011	$10.64704	$9.89697	12,997
01/01/2012 to 12/31/2012	$9.89697	$11.56117	16,108
01/01/2013 to 12/31/2013	$11.56117	$15.70455	13,354
01/01/2014 to 12/31/2014	$15.70455	$16.34388	10,213
01/01/2015 to 12/31/2015	$16.34388	$15.46160	8,518
AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.96859	$10.66736	1,142
01/01/2007 to 12/31/2007	$10.66736	$11.21221	1,146
01/01/2008 to 12/31/2008	$11.21221	$8.20883	60,351
01/01/2009 to 12/31/2009	$8.20883	$10.07444	429,150
01/01/2010 to 12/31/2010	$10.07444	$11.10881	616,232
01/01/2011 to 12/31/2011	$11.10881	$11.20053	417,197
01/01/2012 to 12/31/2012	$11.20053	$12.56755	462,334
01/01/2013 to 12/31/2013	$12.56755	$14.51612	467,115
01/01/2014 to 12/31/2014	$14.51612	$15.19489	440,466
01/01/2015 to 12/31/2015	$15.19489	$15.02846	618,674
AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$9.95091	$11.11022	869
01/01/2007 to 12/31/2007	$11.11022	$10.59151	1,454
01/01/2008 to 12/31/2008	$10.59151	$6.08531	1,926
01/01/2009 to 12/31/2009	$6.08531	$7.44780	9,164
01/01/2010 to 12/31/2010	$7.44780	$8.33825	10,540
01/01/2011 to 12/31/2011	$8.33825	$8.10843	6,895
01/01/2012 to 12/31/2012	$8.10843	$9.39910	7,500
01/01/2013 to 12/31/2013	$9.39910	$12.05065	12,655
01/01/2014 to 12/31/2014	$12.05065	$12.80325	10,999
01/01/2015 to 10/16/2015	$12.80325	$11.91910	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.94058	$10.50381	2,453
01/01/2007 to 12/31/2007	$10.50381	$11.23891	4,768
01/01/2008 to 12/31/2008	$11.23891	$6.60360	5,359
01/01/2009 to 12/31/2009	$6.60360	$10.01288	42,017
01/01/2010 to 12/31/2010	$10.01288	$11.46414	49,802
01/01/2011 to 12/31/2011	$11.46414	$11.14181	40,647
01/01/2012 to 12/31/2012	$11.14181	$12.95171	50,903
01/01/2013 to 12/31/2013	$12.95171	$18.44178	32,516
01/01/2014 to 12/31/2014	$18.44178	$19.75356	34,426
01/01/2015 to 12/31/2015	$19.75356	$21.40054	34,562

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$10.14791	$9.86307	1,278
01/01/2007 to 12/31/2007	$9.86307	$13.70023	8,015
01/01/2008 to 12/31/2008	$13.70023	$6.77408	14,305
01/01/2009 to 12/31/2009	$6.77408	$10.00208	76,768
01/01/2010 to 12/31/2010	$10.00208	$11.91091	92,032
01/01/2011 to 12/31/2011	$11.91091	$10.01899	72,277
01/01/2012 to 12/31/2012	$10.01899	$10.26325	93,365
01/01/2013 to 12/31/2013	$10.26325	$11.70716	82,847
01/01/2014 to 12/31/2014	$11.70716	$10.60644	73,134
01/01/2015 to 12/31/2015	$10.60644	$8.46705	66,549
AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.99006	$10.33443	2,601
01/01/2007 to 12/31/2007	$10.33443	$11.20170	2,616
01/01/2008 to 12/31/2008	$11.20170	$10.80461	2,292
01/01/2009 to 12/31/2009	$10.80461	$11.97584	26,935
01/01/2010 to 12/31/2010	$11.97584	$12.51967	33,454
01/01/2011 to 12/31/2011	$12.51967	$12.88781	31,044
01/01/2012 to 12/31/2012	$12.88781	$13.40697	37,702
01/01/2013 to 12/31/2013	$13.40697	$12.75701	32,737
01/01/2014 to 12/31/2014	$12.75701	$12.68214	26,795
01/01/2015 to 12/31/2015	$12.68214	$11.95898	17,666
AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$9.97115	$10.68969	0
01/01/2007 to 12/31/2007	$10.68969	$11.57765	1,228
01/01/2008 to 12/31/2008	$11.57765	$6.60127	3,464
01/01/2009 to 12/31/2009	$6.60127	$8.38178	74,208
01/01/2010 to 12/31/2010	$8.38178	$9.49930	76,276
01/01/2011 to 12/31/2011	$9.49930	$9.06689	65,508
01/01/2012 to 12/31/2012	$9.06689	$9.95047	71,608
01/01/2013 to 12/31/2013	$9.95047	$11.85423	69,522
01/01/2014 to 12/31/2014	$11.85423	$12.36459	66,621
01/01/2015 to 12/31/2015	$12.36459	$12.14674	64,683
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99906	$9.98594	0
01/01/2008 to 12/31/2008	$9.98594	$9.35796	0
01/01/2009 to 12/31/2009	$9.35796	$10.32747	84,145
01/01/2010 to 12/31/2010	$10.32747	$11.00618	133,754
01/01/2011 to 12/31/2011	$11.00618	$11.53676	95,603
01/01/2012 to 12/31/2012	$11.53676	$12.30126	119,554
01/01/2013 to 12/31/2013	$12.30126	$11.97983	118,738
01/01/2014 to 12/31/2014	$11.97983	$12.69607	114,908
01/01/2015 to 12/31/2015	$12.69607	$12.70694	108,959
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99906	$10.40569	0
01/01/2013 to 12/31/2013	$10.40569	$9.45060	0
01/01/2014 to 12/31/2014	$9.45060	$9.46962	0
01/01/2015 to 12/31/2015	$9.46962	$9.07336	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07825	$6.66608	17,907
01/01/2009 to 12/31/2009	$6.66608	$8.57160	161,207
01/01/2010 to 12/31/2010	$8.57160	$9.34187	310,539
01/01/2011 to 12/31/2011	$9.34187	$9.08148	224,098
01/01/2012 to 09/21/2012	$9.08148	$10.21276	0

*	Denotes the start date of these sub-accounts

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.15%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.81029	$9.51550	2,585,673
01/01/2010 to 12/31/2010	$9.51550	$10.42979	2,528,955
01/01/2011 to 12/31/2011	$10.42979	$9.93908	2,381,304
01/01/2012 to 12/31/2012	$9.93908	$10.95233	2,293,332
01/01/2013 to 12/31/2013	$10.95233	$11.79135	2,081,597
01/01/2014 to 12/31/2014	$11.79135	$11.98395	1,999,223
01/01/2015 to 12/31/2015	$11.98395	$11.35404	1,838,222
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.81681	$9.66501	405,643
01/01/2010 to 12/31/2010	$9.66501	$10.75845	408,031
01/01/2011 to 12/31/2011	$10.75845	$10.54414	447,743
01/01/2012 to 12/31/2012	$10.54414	$11.73066	448,691
01/01/2013 to 12/31/2013	$11.73066	$13.38514	452,274
01/01/2014 to 12/31/2014	$13.38514	$13.90376	442,767
01/01/2015 to 12/31/2015	$13.90376	$13.72034	433,931
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.85828	$8.48006	955
01/01/2010 to 12/31/2010	$8.48006	$9.45099	1,463
01/01/2011 to 12/31/2011	$9.45099	$9.58274	297
01/01/2012 to 05/04/2012	$9.58274	$10.39565	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.12556	$9.75872	1,177,713
01/01/2010 to 12/31/2010	$9.75872	$10.72990	1,117,527
01/01/2011 to 12/31/2011	$10.72990	$10.37669	992,099
01/01/2012 to 12/31/2012	$10.37669	$11.42526	980,480
01/01/2013 to 12/31/2013	$11.42526	$13.15871	951,892
01/01/2014 to 12/31/2014	$13.15871	$13.72184	935,093
01/01/2015 to 12/31/2015	$13.72184	$13.49691	853,181
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99767	$9.13787	2,049
01/01/2012 to 12/31/2012	$9.13787	$10.00940	6,178
01/01/2013 to 12/31/2013	$10.00940	$10.86224	21,339
01/01/2014 to 12/31/2014	$10.86224	$11.15414	21,204
01/01/2015 to 12/31/2015	$11.15414	$10.59169	17,482
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99825	$10.46698	182
01/01/2014 to 12/31/2014	$10.46698	$10.61323	182
01/01/2015 to 12/31/2015	$10.61323	$10.41815	4,649
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$10.83850	$11.37025	0
01/01/2010 to 12/31/2010	$11.37025	$11.56490	5,769
01/01/2011 to 12/31/2011	$11.56490	$11.57644	2,885
01/01/2012 to 12/31/2012	$11.57644	$11.86441	0
01/01/2013 to 12/31/2013	$11.86441	$11.36215	0
01/01/2014 to 12/31/2014	$11.36215	$11.11228	0
01/01/2015 to 12/31/2015	$11.11228	$10.93103	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$10.73963	$11.88583	3,056
01/01/2010 to 12/31/2010	$11.88583	$12.53367	11,998
01/01/2011 to 12/31/2011	$12.53367	$12.66037	4,729
01/01/2012 to 12/31/2012	$12.66037	$13.54882	2,500
01/01/2013 to 12/31/2013	$13.54882	$13.01993	811
01/01/2014 to 12/31/2014	$13.01993	$13.28517	1,555
01/01/2015 to 12/31/2015	$13.28517	$12.73133	1,295
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.67160	$9.34895	0
01/01/2010 to 12/31/2010	$9.34895	$10.12019	0
01/01/2011 to 12/31/2011	$10.12019	$10.86255	0
01/01/2012 to 12/31/2012	$10.86255	$11.07639	0
01/01/2013 to 12/31/2013	$11.07639	$10.76868	0
01/01/2014 to 12/31/2014	$10.76868	$10.59064	0
01/01/2015 to 12/31/2015	$10.59064	$10.34380	0
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.32195	$11.03670	16,371
01/01/2010 to 12/31/2010	$11.03670	$12.01294	17,593
01/01/2011 to 12/31/2011	$12.01294	$13.35765	0
01/01/2012 to 12/31/2012	$13.35765	$13.82354	0
01/01/2013 to 12/31/2013	$13.82354	$13.10722	0
01/01/2014 to 12/31/2014	$13.10722	$13.17292	0
01/01/2015 to 12/31/2015	$13.17292	$13.00013	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.28296	$10.90486	1,719
01/01/2010 to 12/31/2010	$10.90486	$11.88816	0
01/01/2011 to 12/31/2011	$11.88816	$13.49739	0
01/01/2012 to 12/31/2012	$13.49739	$13.98700	0
01/01/2013 to 12/31/2013	$13.98700	$13.03100	0
01/01/2014 to 12/31/2014	$13.03100	$13.30075	0
01/01/2015 to 12/31/2015	$13.30075	$13.16031	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.36379	$8.76162	0
01/01/2010 to 12/31/2010	$8.76162	$9.59316	86,467
01/01/2011 to 12/31/2011	$9.59316	$11.14555	3,629
01/01/2012 to 12/31/2012	$11.14555	$11.60016	0
01/01/2013 to 12/31/2013	$11.60016	$10.61606	7,449
01/01/2014 to 12/31/2014	$10.61606	$11.03272	6,214
01/01/2015 to 12/31/2015	$11.03272	$10.96546	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99767	$10.97418	34,183
01/01/2011 to 12/31/2011	$10.97418	$12.92454	171,247
01/01/2012 to 12/31/2012	$12.92454	$13.51172	93,962
01/01/2013 to 12/31/2013	$13.51172	$12.30125	873
01/01/2014 to 12/31/2014	$12.30125	$12.96721	0
01/01/2015 to 12/31/2015	$12.96721	$12.92067	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99825	$11.98335	55,970
01/01/2012 to 12/31/2012	$11.98335	$12.41671	89,037
01/01/2013 to 12/31/2013	$12.41671	$10.97074	5,914
01/01/2014 to 12/31/2014	$10.97074	$11.85345	5,906
01/01/2015 to 12/31/2015	$11.85345	$11.84723	5,913
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99767	$10.36658	4,470
01/01/2013 to 12/31/2013	$10.36658	$9.11332	172,267
01/01/2014 to 12/31/2014	$9.11332	$10.04730	59,254
01/01/2015 to 12/31/2015	$10.04730	$10.10215	8,189

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99883	$8.72233	154,802
01/01/2014 to 12/31/2014	$8.72233	$9.78466	69,304
01/01/2015 to 12/31/2015	$9.78466	$9.85078	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99883	$11.26778	36,347
01/01/2015 to 12/31/2015	$11.26778	$11.25110	202,533
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99883	$9.90696	22,710
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14502	$10.29414	0
01/01/2010 to 12/31/2010	$10.29414	$11.46057	0
01/01/2011 to 12/31/2011	$11.46057	$10.56090	0
01/01/2012 to 12/31/2012	$10.56090	$11.70643	0
01/01/2013 to 12/31/2013	$11.70643	$15.06200	0
01/01/2014 to 12/31/2014	$15.06200	$16.25868	0
01/01/2015 to 12/31/2015	$16.25868	$15.15797	0
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.62186	$9.34393	1,812,334
01/01/2010 to 12/31/2010	$9.34393	$10.37074	1,767,556
01/01/2011 to 12/31/2011	$10.37074	$9.90639	1,650,713
01/01/2012 to 12/31/2012	$9.90639	$11.02837	1,555,937
01/01/2013 to 12/31/2013	$11.02837	$13.24495	1,561,781
01/01/2014 to 12/31/2014	$13.24495	$13.87306	1,553,356
01/01/2015 to 12/31/2015	$13.87306	$13.65344	1,465,722
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99825	$11.61702	0
01/01/2014 to 12/31/2014	$11.61702	$12.92033	0
01/01/2015 to 12/31/2015	$12.92033	$12.19660	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.83369	$10.31138	0
01/01/2010 to 12/31/2010	$10.31138	$12.99078	504
01/01/2011 to 12/31/2011	$12.99078	$13.55593	73
01/01/2012 to 12/31/2012	$13.55593	$15.30693	118
01/01/2013 to 12/31/2013	$15.30693	$15.45428	23
01/01/2014 to 12/31/2014	$15.45428	$19.80618	107
01/01/2015 to 12/31/2015	$19.80618	$20.32859	43
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99825	$9.65873	1,835
01/01/2014 to 12/31/2014	$9.65873	$9.93793	1,835
01/01/2015 to 12/31/2015	$9.93793	$9.71925	33,851
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.44095	$8.88137	16,736
01/01/2010 to 12/31/2010	$8.88137	$9.85295	18,386
01/01/2011 to 12/31/2011	$9.85295	$9.40740	21,314
01/01/2012 to 12/31/2012	$9.40740	$10.46483	26,619
01/01/2013 to 12/31/2013	$10.46483	$12.21404	23,545
01/01/2014 to 12/31/2014	$12.21404	$12.64070	25,915
01/01/2015 to 10/16/2015	$12.64070	$12.56323	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.09464	$8.71044	405,249
01/01/2010 to 12/31/2010	$8.71044	$9.75195	412,281
01/01/2011 to 12/31/2011	$9.75195	$9.40336	379,639
01/01/2012 to 12/31/2012	$9.40336	$10.18410	395,793
01/01/2013 to 12/31/2013	$10.18410	$11.44134	387,986
01/01/2014 to 12/31/2014	$11.44134	$11.55347	389,012
01/01/2015 to 12/31/2015	$11.55347	$11.42231	361,580

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.71445	40,068
01/01/2013 to 12/31/2013	$10.71445	$13.05594	45,140
01/01/2014 to 12/31/2014	$13.05594	$13.18731	42,323
01/01/2015 to 10/16/2015	$13.18731	$12.58954	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99825	$10.78251	1,225
01/01/2014 to 12/31/2014	$10.78251	$10.82567	1,225
01/01/2015 to 10/16/2015	$10.82567	$10.29550	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.70989	$8.06833	1,402
01/01/2010 to 12/31/2010	$8.06833	$9.49404	1,184
01/01/2011 to 12/31/2011	$9.49404	$8.82617	566
01/01/2012 to 12/31/2012	$8.82617	$10.95611	581
01/01/2013 to 12/31/2013	$10.95611	$11.19183	148
01/01/2014 to 12/31/2014	$11.19183	$12.48181	349
01/01/2015 to 12/31/2015	$12.48181	$12.20812	191
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$8.61870	$11.01183	0
01/01/2010 to 12/31/2010	$11.01183	$11.88909	209
01/01/2011 to 12/31/2011	$11.88909	$11.17858	0
01/01/2012 to 12/31/2012	$11.17858	$13.10590	0
01/01/2013 to 12/31/2013	$13.10590	$16.64571	0
01/01/2014 to 02/07/2014	$16.64571	$16.36765	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.79111	$8.18418	0
01/01/2010 to 12/31/2010	$8.18418	$9.04440	0
01/01/2011 to 12/31/2011	$9.04440	$8.36561	0
01/01/2012 to 12/31/2012	$8.36561	$9.79991	0
01/01/2013 to 12/31/2013	$9.79991	$12.81173	0
01/01/2014 to 12/31/2014	$12.81173	$14.18909	0
01/01/2015 to 12/31/2015	$14.18909	$13.24853	179
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.51861	$11.41627	427
01/01/2010 to 12/31/2010	$11.41627	$13.39182	1,187
01/01/2011 to 12/31/2011	$13.39182	$12.71994	263
01/01/2012 to 12/31/2012	$12.71994	$14.89424	202
01/01/2013 to 12/31/2013	$14.89424	$19.27459	32
01/01/2014 to 12/31/2014	$19.27459	$21.04401	158
01/01/2015 to 12/31/2015	$21.04401	$19.42968	158
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.75350	$9.17026	43,949
01/01/2010 to 12/31/2010	$9.17026	$10.01855	36,638
01/01/2011 to 12/31/2011	$10.01855	$9.75834	33,986
01/01/2012 to 12/31/2012	$9.75834	$10.52024	35,467
01/01/2013 to 12/31/2013	$10.52024	$11.31029	44,601
01/01/2014 to 12/31/2014	$11.31029	$11.51968	48,480
01/01/2015 to 12/31/2015	$11.51968	$11.17468	44,204
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.38651	$9.46659	1,076
01/01/2010 to 12/31/2010	$9.46659	$11.74810	465
01/01/2011 to 12/31/2011	$11.74810	$11.65091	456
01/01/2012 to 12/31/2012	$11.65091	$13.19484	500
01/01/2013 to 12/31/2013	$13.19484	$17.93083	209
01/01/2014 to 12/31/2014	$17.93083	$18.81697	471
01/01/2015 to 12/31/2015	$18.81697	$17.40873	232

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.08739	$8.95107	0
01/01/2010 to 12/31/2010	$8.95107	$9.85304	0
01/01/2011 to 12/31/2011	$9.85304	$9.59855	0
01/01/2012 to 12/31/2012	$9.59855	$10.65551	0
01/01/2013 to 12/31/2013	$10.65551	$14.04359	0
01/01/2014 to 12/31/2014	$14.04359	$13.96212	0
01/01/2015 to 12/31/2015	$13.96212	$12.83944	0
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.23996	$10.29318	904
01/01/2010 to 12/31/2010	$10.29318	$11.43698	4,162
01/01/2011 to 12/31/2011	$11.43698	$11.55188	2,408
01/01/2012 to 12/31/2012	$11.55188	$12.87737	374
01/01/2013 to 12/31/2013	$12.87737	$13.51149	81
01/01/2014 to 12/31/2014	$13.51149	$13.56529	262
01/01/2015 to 12/31/2015	$13.56529	$12.80653	224
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.07814	$7.95060	0
01/01/2010 to 12/31/2010	$7.95060	$8.91178	0
01/01/2011 to 12/31/2011	$8.91178	$7.59690	0
01/01/2012 to 12/31/2012	$7.59690	$8.95135	0
01/01/2013 to 12/31/2013	$8.95135	$10.43284	0
01/01/2014 to 12/31/2014	$10.43284	$9.64884	0
01/01/2015 to 12/31/2015	$9.64884	$9.74315	0
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.75855	$8.75042	691
01/01/2010 to 12/31/2010	$8.75042	$9.51572	263
01/01/2011 to 12/31/2011	$9.51572	$8.14664	293
01/01/2012 to 12/31/2012	$8.14664	$9.30490	321
01/01/2013 to 12/31/2013	$9.30490	$10.88229	134
01/01/2014 to 12/31/2014	$10.88229	$9.93905	302
01/01/2015 to 12/31/2015	$9.93905	$9.80934	149
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.23727	$8.82580	12,012
01/01/2010 to 12/31/2010	$8.82580	$9.83405	15,656
01/01/2011 to 12/31/2011	$9.83405	$9.57260	14,436
01/01/2012 to 12/31/2012	$9.57260	$10.64380	18,387
01/01/2013 to 12/31/2013	$10.64380	$12.11634	29,591
01/01/2014 to 12/31/2014	$12.11634	$12.61628	32,188
01/01/2015 to 12/31/2015	$12.61628	$12.22130	34,133
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.77613	$10.43150	1,337
01/01/2010 to 12/31/2010	$10.43150	$10.94417	1,763
01/01/2011 to 12/31/2011	$10.94417	$9.73366	529
01/01/2012 to 12/31/2012	$9.73366	$11.61603	290
01/01/2013 to 12/31/2013	$11.61603	$13.11836	75
01/01/2014 to 12/31/2014	$13.11836	$12.02474	233
01/01/2015 to 12/31/2015	$12.02474	$11.44260	209
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.56475	$11.06807	252,584
01/01/2010 to 12/31/2010	$11.06807	$11.62819	210,165
01/01/2011 to 12/31/2011	$11.62819	$11.41042	208,542
01/01/2012 to 12/31/2012	$11.41042	$12.36735	203,929
01/01/2013 to 12/31/2013	$12.36735	$13.44281	216,843
01/01/2014 to 12/31/2014	$13.44281	$13.87695	205,078
01/01/2015 to 12/31/2015	$13.87695	$13.56006	200,206

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08364	$10.28433	0
01/01/2010 to 12/31/2010	$10.28433	$11.20726	0
01/01/2011 to 12/31/2011	$11.20726	$11.04434	0
01/01/2012 to 12/31/2012	$11.04434	$12.45348	0
01/01/2013 to 12/31/2013	$12.45348	$16.64059	0
01/01/2014 to 12/31/2014	$16.64059	$17.83853	0
01/01/2015 to 12/31/2015	$17.83853	$19.32012	0
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.13017	$7.75509	0
01/01/2010 to 12/31/2010	$7.75509	$8.59095	0
01/01/2011 to 12/31/2011	$8.59095	$8.05852	0
01/01/2012 to 12/31/2012	$8.05852	$9.22079	0
01/01/2013 to 12/31/2013	$9.22079	$12.62489	0
01/01/2014 to 12/31/2014	$12.62489	$14.05810	0
01/01/2015 to 12/31/2015	$14.05810	$12.68362	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.07656	$8.98924	599
01/01/2010 to 12/31/2010	$8.98924	$10.53837	861
01/01/2011 to 12/31/2011	$10.53837	$10.22269	345
01/01/2012 to 12/31/2012	$10.22269	$11.23474	358
01/01/2013 to 12/31/2013	$11.23474	$15.02504	76
01/01/2014 to 12/31/2014	$15.02504	$16.26647	222
01/01/2015 to 12/31/2015	$16.26647	$17.52780	164
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$9.09626	$10.95231	0
01/01/2010 to 12/31/2010	$10.95231	$12.16009	5,465
01/01/2011 to 12/31/2011	$12.16009	$13.11538	1,712
01/01/2012 to 12/31/2012	$13.11538	$13.60028	0
01/01/2013 to 12/31/2013	$13.60028	$13.04772	0
01/01/2014 to 12/31/2014	$13.04772	$13.58919	0
01/01/2015 to 12/31/2015	$13.58919	$13.22545	0
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.52874	$11.31440	0
01/01/2010 to 12/31/2010	$11.31440	$12.41066	197
01/01/2011 to 12/31/2011	$12.41066	$11.76918	0
01/01/2012 to 12/31/2012	$11.76918	$14.18000	0
01/01/2013 to 12/31/2013	$14.18000	$17.71763	0
01/01/2014 to 12/31/2014	$17.71763	$17.97436	0
01/01/2015 to 12/31/2015	$17.97436	$17.33816	0
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.11993	$9.83697	0
01/01/2010 to 12/31/2010	$9.83697	$10.86121	0
01/01/2011 to 12/31/2011	$10.86121	$10.56972	0
01/01/2012 to 12/31/2012	$10.56972	$12.11467	0
01/01/2013 to 12/31/2013	$12.11467	$16.21309	0
01/01/2014 to 12/31/2014	$16.21309	$17.25433	0
01/01/2015 to 12/31/2015	$17.25433	$18.11220	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17925	0
01/01/2013 to 12/31/2013	$10.17925	$13.40346	0
01/01/2014 to 12/31/2014	$13.40346	$14.46206	0
01/01/2015 to 12/31/2015	$14.46206	$14.05525	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.21188	$9.55328	692
01/01/2010 to 12/31/2010	$9.55328	$11.56022	263
01/01/2011 to 12/31/2011	$11.56022	$10.92663	293
01/01/2012 to 12/31/2012	$10.92663	$12.66562	322
01/01/2013 to 12/31/2013	$12.66562	$16.41830	134
01/01/2014 to 12/31/2014	$16.41830	$18.47873	303
01/01/2015 to 12/31/2015	$18.47873	$16.89426	149
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.43295	$10.29201	14,531
01/01/2010 to 12/31/2010	$10.29201	$10.07791	1,709
01/01/2011 to 12/31/2011	$10.07791	$9.86837	3,458
01/01/2012 to 12/31/2012	$9.86837	$9.66107	3,566
01/01/2013 to 12/31/2013	$9.66107	$9.45779	195
01/01/2014 to 12/31/2014	$9.45779	$9.25875	529
01/01/2015 to 12/31/2015	$9.25875	$9.06383	464
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.82547	$9.23915	0
01/01/2010 to 12/31/2010	$9.23915	$11.16454	372
01/01/2011 to 12/31/2011	$11.16454	$10.65842	0
01/01/2012 to 12/31/2012	$10.65842	$12.22088	0
01/01/2013 to 12/31/2013	$12.22088	$16.98935	0
01/01/2014 to 12/31/2014	$16.98935	$19.00188	0
01/01/2015 to 12/31/2015	$19.00188	$17.55329	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02816	$10.06271	0
01/01/2012 to 12/31/2012	$10.06271	$10.33058	0
01/01/2013 to 12/31/2013	$10.33058	$9.82659	0
01/01/2014 to 12/31/2014	$9.82659	$10.11528	0
01/01/2015 to 10/16/2015	$10.11528	$10.05111	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.60280	$10.65813	594
01/01/2010 to 12/31/2010	$10.65813	$13.42615	1,491
01/01/2011 to 12/31/2011	$13.42615	$13.36567	609
01/01/2012 to 12/31/2012	$13.36567	$14.70405	786
01/01/2013 to 12/31/2013	$14.70405	$19.08876	301
01/01/2014 to 12/31/2014	$19.08876	$20.17050	169
01/01/2015 to 10/16/2015	$20.17050	$20.60793	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.99840	$8.49810	2,423
01/01/2010 to 12/31/2010	$8.49810	$10.00545	1,808
01/01/2011 to 04/29/2011	$10.00545	$11.20572	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29125	0
01/01/2013 to 12/31/2013	$10.29125	$11.98012	0
01/01/2014 to 12/31/2014	$11.98012	$12.33061	0
01/01/2015 to 12/31/2015	$12.33061	$11.92120	0
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.16286	$9.06699	475
01/01/2010 to 12/31/2010	$9.06699	$10.85299	1,391
01/01/2011 to 12/31/2011	$10.85299	$8.47100	321
01/01/2012 to 12/31/2012	$8.47100	$9.77928	317
01/01/2013 to 12/31/2013	$9.77928	$9.59482	63
01/01/2014 to 12/31/2014	$9.59482	$8.95297	319
01/01/2015 to 12/31/2015	$8.95297	$7.29837	182

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$9.02684	$10.45297	454,267
01/01/2010 to 12/31/2010	$10.45297	$11.31482	415,615
01/01/2011 to 12/31/2011	$11.31482	$11.18744	376,199
01/01/2012 to 12/31/2012	$11.18744	$12.08780	405,336
01/01/2013 to 12/31/2013	$12.08780	$12.92344	405,941
01/01/2014 to 12/31/2014	$12.92344	$13.38204	396,738
01/01/2015 to 12/31/2015	$13.38204	$13.11913	330,834
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01817	$10.06259	0
01/01/2012 to 12/31/2012	$10.06259	$10.55085	0
01/01/2013 to 12/31/2013	$10.55085	$10.08987	0
01/01/2014 to 12/31/2014	$10.08987	$10.47613	0
01/01/2015 to 12/31/2015	$10.47613	$10.22815	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.69815	$8.15269	320,913
01/01/2010 to 12/31/2010	$8.15269	$9.49915	335,516
01/01/2011 to 12/31/2011	$9.49915	$8.72164	289,364
01/01/2012 to 12/31/2012	$8.72164	$9.64095	276,214
01/01/2013 to 12/31/2013	$9.64095	$11.04506	295,386
01/01/2014 to 12/31/2014	$11.04506	$11.80709	280,445
01/01/2015 to 12/31/2015	$11.80709	$11.48776	314,926
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.42608	$8.16461	0
01/01/2010 to 12/31/2010	$8.16461	$9.19572	623
01/01/2011 to 12/31/2011	$9.19572	$9.31379	0
01/01/2012 to 12/31/2012	$9.31379	$10.83195	0
01/01/2013 to 12/31/2013	$10.83195	$14.04263	0
01/01/2014 to 12/31/2014	$14.04263	$16.11343	0
01/01/2015 to 12/31/2015	$16.11343	$16.26001	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99825	$8.87224	0
01/01/2012 to 12/31/2012	$8.87224	$9.82808	0
01/01/2013 to 12/31/2013	$9.82808	$11.77614	3,317
01/01/2014 to 12/31/2014	$11.77614	$12.27770	3,316
01/01/2015 to 12/31/2015	$12.27770	$12.03733	2,596
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.44202	$8.84650	36,583
01/01/2010 to 12/31/2010	$8.84650	$9.69251	46,112
01/01/2011 to 12/31/2011	$9.69251	$9.31643	36,265
01/01/2012 to 12/31/2012	$9.31643	$10.05781	42,650
01/01/2013 to 12/31/2013	$10.05781	$11.07099	30,600
01/01/2014 to 12/31/2014	$11.07099	$11.39502	37,309
01/01/2015 to 12/31/2015	$11.39502	$11.13666	35,838
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$6.75437	$8.29136	20,543
01/01/2010 to 12/31/2010	$8.29136	$9.28112	29,681
01/01/2011 to 12/31/2011	$9.28112	$8.86895	29,614
01/01/2012 to 12/31/2012	$8.86895	$10.06261	31,938
01/01/2013 to 12/31/2013	$10.06261	$11.62983	46,344
01/01/2014 to 12/31/2014	$11.62983	$12.00354	53,486
01/01/2015 to 12/31/2015	$12.00354	$11.68719	104,324

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$8.16284	$10.02627	46,245
01/01/2010 to 12/31/2010	$10.02627	$10.97475	47,685
01/01/2011 to 12/31/2011	$10.97475	$10.38093	45,287
01/01/2012 to 12/31/2012	$10.38093	$11.29392	50,319
01/01/2013 to 12/31/2013	$11.29392	$12.64847	51,210
01/01/2014 to 12/31/2014	$12.64847	$12.75818	50,483
01/01/2015 to 10/16/2015	$12.75818	$12.36376	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.17846	$9.33599	0
01/01/2010 to 12/31/2010	$9.33599	$12.11421	313
01/01/2011 to 12/31/2011	$12.11421	$10.30454	1,070
01/01/2012 to 12/31/2012	$10.30454	$12.11213	1,210
01/01/2013 to 12/31/2013	$12.11213	$16.69652	547
01/01/2014 to 12/31/2014	$16.69652	$17.15266	1,047
01/01/2015 to 12/31/2015	$17.15266	$17.01573	648
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.58987	$8.64603	263
01/01/2010 to 12/31/2010	$8.64603	$11.54673	207
01/01/2011 to 12/31/2011	$11.54673	$11.19338	82
01/01/2012 to 12/31/2012	$11.19338	$12.29157	0
01/01/2013 to 12/31/2013	$12.29157	$16.26529	0
01/01/2014 to 12/31/2014	$16.26529	$16.53096	0
01/01/2015 to 12/31/2015	$16.53096	$16.31014	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.59461	$9.85035	229
01/01/2010 to 12/31/2010	$9.85035	$12.14978	417
01/01/2011 to 12/31/2011	$12.14978	$11.18351	71
01/01/2012 to 12/31/2012	$11.18351	$12.93597	0
01/01/2013 to 12/31/2013	$12.93597	$17.40023	0
01/01/2014 to 12/31/2014	$17.40023	$17.93134	0
01/01/2015 to 12/31/2015	$17.93134	$16.79729	0
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.61061	$10.41585	227,995
01/01/2010 to 12/31/2010	$10.41585	$11.37298	263,450
01/01/2011 to 12/31/2011	$11.37298	$11.35486	257,883
01/01/2012 to 12/31/2012	$11.35486	$12.61577	288,496
01/01/2013 to 12/31/2013	$12.61577	$14.42921	320,672
01/01/2014 to 12/31/2014	$14.42921	$14.95605	331,895
01/01/2015 to 12/31/2015	$14.95605	$14.64748	328,901
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$6.21709	$7.94114	675
01/01/2010 to 12/31/2010	$7.94114	$8.80362	945
01/01/2011 to 12/31/2011	$8.80362	$8.47732	314
01/01/2012 to 12/31/2012	$8.47732	$9.73017	341
01/01/2013 to 12/31/2013	$9.73017	$12.35305	80
01/01/2014 to 12/31/2014	$12.35305	$12.99600	222
01/01/2015 to 10/16/2015	$12.99600	$12.00461	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.33023	$9.65708	0
01/01/2010 to 12/31/2010	$9.65708	$10.94866	0
01/01/2011 to 12/31/2011	$10.94866	$10.53687	0
01/01/2012 to 12/31/2012	$10.53687	$12.12848	0
01/01/2013 to 12/31/2013	$12.12848	$17.10074	0
01/01/2014 to 12/31/2014	$17.10074	$18.13790	0
01/01/2015 to 12/31/2015	$18.13790	$19.45780	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.78154	$13.05802	414
01/01/2010 to 12/31/2010	$13.05802	$15.39811	1,941
01/01/2011 to 12/31/2011	$15.39811	$12.82550	854
01/01/2012 to 12/31/2012	$12.82550	$13.00913	985
01/01/2013 to 12/31/2013	$13.00913	$14.69414	494
01/01/2014 to 12/31/2014	$14.69414	$13.18203	197
01/01/2015 to 12/31/2015	$13.18203	$10.41997	202
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.94104	$11.01755	1,252
01/01/2010 to 12/31/2010	$11.01755	$11.40516	5,304
01/01/2011 to 12/31/2011	$11.40516	$11.62600	2,357
01/01/2012 to 12/31/2012	$11.62600	$11.97556	297
01/01/2013 to 12/31/2013	$11.97556	$11.28342	42
01/01/2014 to 12/31/2014	$11.28342	$11.10740	126
01/01/2015 to 12/31/2015	$11.10740	$10.37148	115
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.79389	$8.61586	6,280
01/01/2010 to 12/31/2010	$8.61586	$9.66907	4,063
01/01/2011 to 12/31/2011	$9.66907	$9.13871	5,089
01/01/2012 to 12/31/2012	$9.13871	$9.93078	5,256
01/01/2013 to 12/31/2013	$9.93078	$11.71505	5,730
01/01/2014 to 12/31/2014	$11.71505	$12.09976	11,030
01/01/2015 to 12/31/2015	$12.09976	$11.77015	17,892
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.39406	$10.11398	0
01/01/2010 to 12/31/2010	$10.11398	$10.67324	5,081
01/01/2011 to 12/31/2011	$10.67324	$11.07849	3,621
01/01/2012 to 12/31/2012	$11.07849	$11.69664	891
01/01/2013 to 12/31/2013	$11.69664	$11.27951	343
01/01/2014 to 12/31/2014	$11.27951	$11.83691	332
01/01/2015 to 12/31/2015	$11.83691	$11.73111	176
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.62234	$8.43190	32,302
01/01/2010 to 12/31/2010	$8.43190	$9.09971	46,682
01/01/2011 to 12/31/2011	$9.09971	$8.75962	40,420
01/01/2012 to 09/21/2012	$8.75962	$9.78063	0

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97023	$10.55993	913
01/01/2007 to 12/31/2007	$10.55993	$11.36107	100,987
01/01/2008 to 12/31/2008	$11.36107	$7.63028	267,837
01/01/2009 to 12/31/2009	$7.63028	$9.34859	1,448,844
01/01/2010 to 12/31/2010	$9.34859	$10.31243	1,890,984
01/01/2011 to 12/31/2011	$10.31243	$9.89009	1,805,019
01/01/2012 to 12/31/2012	$9.89009	$10.96824	2,011,007
01/01/2013 to 12/31/2013	$10.96824	$11.88394	1,925,331
01/01/2014 to 12/31/2014	$11.88394	$12.15543	1,797,741
01/01/2015 to 12/31/2015	$12.15543	$11.59033	1,604,171
AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98895	$10.50357	0
01/01/2007 to 12/31/2007	$10.50357	$11.33129	28,359
01/01/2008 to 12/31/2008	$11.33129	$7.83651	410,795
01/01/2009 to 12/31/2009	$7.83651	$9.74357	1,065,251
01/01/2010 to 12/31/2010	$9.74357	$10.91538	1,244,044
01/01/2011 to 12/31/2011	$10.91538	$10.76640	1,046,329
01/01/2012 to 12/31/2012	$10.76640	$12.05491	1,172,164
01/01/2013 to 12/31/2013	$12.05491	$13.84312	1,205,241
01/01/2014 to 12/31/2014	$13.84312	$14.47156	1,131,297
01/01/2015 to 12/31/2015	$14.47156	$14.37216	1,063,516
AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$9.98458	$11.03890	0
01/01/2007 to 12/31/2007	$11.03890	$10.86336	0
01/01/2008 to 12/31/2008	$10.86336	$6.98402	4,142
01/01/2009 to 12/31/2009	$6.98402	$8.10380	72,171
01/01/2010 to 12/31/2010	$8.10380	$9.08951	88,602
01/01/2011 to 12/31/2011	$9.08951	$9.27515	81,629
01/01/2012 to 05/04/2012	$9.27515	$10.08400	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99878	$10.11057	443
01/01/2014 to 12/31/2014	$10.11057	$9.64981	443
01/01/2015 to 12/31/2015	$9.64981	$8.03109	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.65113	0
01/01/2014 to 12/31/2014	$11.65113	$12.99059	0
01/01/2015 to 12/31/2015	$12.99059	$13.01962	0
AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97964	$10.51630	1,514
01/01/2007 to 12/31/2007	$10.51630	$11.30038	41,664
01/01/2008 to 12/31/2008	$11.30038	$7.93788	297,217
01/01/2009 to 12/31/2009	$7.93788	$9.64261	2,080,381
01/01/2010 to 12/31/2010	$9.64261	$10.66999	3,078,933
01/01/2011 to 12/31/2011	$10.66999	$10.38471	2,664,033
01/01/2012 to 12/31/2012	$10.38471	$11.50742	2,980,799
01/01/2013 to 12/31/2013	$11.50742	$13.33818	2,835,089
01/01/2014 to 12/31/2014	$13.33818	$13.99825	2,580,419
01/01/2015 to 12/31/2015	$13.99825	$13.85704	2,447,204

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99878	$9.17771	27,571
01/01/2012 to 12/31/2012	$9.17771	$10.11758	45,347
01/01/2013 to 12/31/2013	$10.11758	$11.04981	39,653
01/01/2014 to 12/31/2014	$11.04981	$11.41945	37,346
01/01/2015 to 12/31/2015	$11.41945	$10.91317	35,600
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99878	$10.51269	790
01/01/2014 to 12/31/2014	$10.51269	$10.72788	446
01/01/2015 to 12/31/2015	$10.72788	$10.59820	88
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.98038	$10.18291	822
01/01/2007 to 12/31/2007	$10.18291	$10.71370	3,817
01/01/2008 to 12/31/2008	$10.71370	$10.67302	12,467
01/01/2009 to 12/31/2009	$10.67302	$11.59095	65,950
01/01/2010 to 12/31/2010	$11.59095	$11.86479	101,552
01/01/2011 to 12/31/2011	$11.86479	$11.95240	88,543
01/01/2012 to 12/31/2012	$11.95240	$12.32842	84,235
01/01/2013 to 12/31/2013	$12.32842	$11.88219	67,845
01/01/2014 to 12/31/2014	$11.88219	$11.69537	51,011
01/01/2015 to 12/31/2015	$11.69537	$11.57819	42,069
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97143	$10.31569	2,360
01/01/2007 to 12/31/2007	$10.31569	$11.00674	6,818
01/01/2008 to 12/31/2008	$11.00674	$10.59906	59,422
01/01/2009 to 12/31/2009	$10.59906	$12.16820	657,223
01/01/2010 to 12/31/2010	$12.16820	$12.91362	882,950
01/01/2011 to 12/31/2011	$12.91362	$13.12736	762,990
01/01/2012 to 12/31/2012	$13.12736	$14.13877	804,965
01/01/2013 to 12/31/2013	$14.13877	$13.67387	819,345
01/01/2014 to 12/31/2014	$13.67387	$14.04184	720,641
01/01/2015 to 12/31/2015	$14.04184	$13.54264	613,495
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14555	$10.30277	2,881
01/01/2010 to 12/31/2010	$10.30277	$11.54366	7,672
01/01/2011 to 12/31/2011	$11.54366	$10.70544	4,788
01/01/2012 to 12/31/2012	$10.70544	$11.94282	8,098
01/01/2013 to 12/31/2013	$11.94282	$15.46451	7,288
01/01/2014 to 12/31/2014	$15.46451	$16.80005	6,595
01/01/2015 to 12/31/2015	$16.80005	$15.76304	2,082
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97994	$10.61841	0
01/01/2007 to 12/31/2007	$10.61841	$11.47849	5,082
01/01/2008 to 12/31/2008	$11.47849	$7.35768	104,972
01/01/2009 to 12/31/2009	$7.35768	$9.08512	1,391,280
01/01/2010 to 12/31/2010	$9.08512	$10.14802	1,949,878
01/01/2011 to 12/31/2011	$10.14802	$9.75559	1,552,211
01/01/2012 to 12/31/2012	$9.75559	$10.93015	1,896,953
01/01/2013 to 12/31/2013	$10.93015	$13.21096	1,995,280
01/01/2014 to 12/31/2014	$13.21096	$13.92614	1,898,060
01/01/2015 to 12/31/2015	$13.92614	$13.79354	1,818,382
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99878	$11.68047	351
01/01/2014 to 12/31/2014	$11.68047	$13.07408	3,490
01/01/2015 to 12/31/2015	$13.07408	$12.42078	4,090

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$9.88721	$12.13324	166
01/01/2007 to 12/31/2007	$12.13324	$9.56982	166
01/01/2008 to 12/31/2008	$9.56982	$6.12347	488
01/01/2009 to 12/31/2009	$6.12347	$7.95926	48,134
01/01/2010 to 12/31/2010	$7.95926	$10.09166	49,938
01/01/2011 to 12/31/2011	$10.09166	$10.59795	44,937
01/01/2012 to 12/31/2012	$10.59795	$12.04361	56,589
01/01/2013 to 12/31/2013	$12.04361	$12.23736	46,108
01/01/2014 to 12/31/2014	$12.23736	$15.78363	36,491
01/01/2015 to 12/31/2015	$15.78363	$16.30367	29,993
AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.98305	$10.46876	0
01/01/2007 to 12/31/2007	$10.46876	$8.48077	0
01/01/2008 to 07/18/2008	$8.48077	$7.77774	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99878	$9.70095	13,188
01/01/2014 to 12/31/2014	$9.70095	$10.04521	13,066
01/01/2015 to 12/31/2015	$10.04521	$9.88712	22,021
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10365	$7.51563	10,741
01/01/2009 to 12/31/2009	$7.51563	$8.97650	94,153
01/01/2010 to 12/31/2010	$8.97650	$10.02218	105,837
01/01/2011 to 12/31/2011	$10.02218	$9.63018	92,215
01/01/2012 to 12/31/2012	$9.63018	$10.78143	140,503
01/01/2013 to 12/31/2013	$10.78143	$12.66415	141,792
01/01/2014 to 12/31/2014	$12.66415	$13.19051	151,743
01/01/2015 to 10/16/2015	$13.19051	$13.17613	0
AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$9.99878	$10.53957	605
01/01/2007 to 12/31/2007	$10.53957	$11.27155	934
01/01/2008 to 12/31/2008	$11.27155	$7.27517	69,413
01/01/2009 to 12/31/2009	$7.27517	$8.87719	332,623
01/01/2010 to 12/31/2010	$8.87719	$10.00230	474,324
01/01/2011 to 12/31/2011	$10.00230	$9.70641	473,551
01/01/2012 to 12/31/2012	$9.70641	$10.57978	538,274
01/01/2013 to 12/31/2013	$10.57978	$11.96203	511,688
01/01/2014 to 12/31/2014	$11.96203	$12.15669	491,669
01/01/2015 to 12/31/2015	$12.15669	$12.09568	452,858
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99878	$7.47907	7,132
01/01/2009 to 11/13/2009	$7.47907	$8.37764	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99878	$10.76085	1,163,113
01/01/2013 to 12/31/2013	$10.76085	$13.19628	1,174,808
01/01/2014 to 12/31/2014	$13.19628	$13.41442	1,036,551
01/01/2015 to 10/16/2015	$13.41442	$12.87129	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99878	$10.82956	12,775
01/01/2014 to 12/31/2014	$10.82956	$10.94259	22,876
01/01/2015 to 10/16/2015	$10.94259	$10.45934	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17546	$6.11844	0
01/01/2009 to 12/31/2009	$6.11844	$8.14381	25,045
01/01/2010 to 12/31/2010	$8.14381	$9.64413	35,409
01/01/2011 to 12/31/2011	$9.64413	$9.02305	27,948
01/01/2012 to 12/31/2012	$9.02305	$11.27234	28,233
01/01/2013 to 12/31/2013	$11.27234	$11.58862	29,443
01/01/2014 to 12/31/2014	$11.58862	$13.00698	22,265
01/01/2015 to 12/31/2015	$13.00698	$12.80324	18,359
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$9.93514	$10.26599	1,730
01/01/2007 to 12/31/2007	$10.26599	$11.52872	1,734
01/01/2008 to 12/31/2008	$11.52872	$6.78433	3,944
01/01/2009 to 12/31/2009	$6.78433	$9.98592	70,769
01/01/2010 to 12/31/2010	$9.98592	$10.85057	99,315
01/01/2011 to 12/31/2011	$10.85057	$10.26731	76,138
01/01/2012 to 12/31/2012	$10.26731	$12.11480	86,030
01/01/2013 to 12/31/2013	$12.11480	$15.48538	73,982
01/01/2014 to 02/07/2014	$15.48538	$15.23688	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96074	$11.04934	0
01/01/2007 to 12/31/2007	$11.04934	$11.44345	6,599
01/01/2008 to 12/31/2008	$11.44345	$6.68664	7,508
01/01/2009 to 12/31/2009	$6.68664	$7.85195	61,439
01/01/2010 to 12/31/2010	$7.85195	$8.73274	90,040
01/01/2011 to 12/31/2011	$8.73274	$8.12897	75,466
01/01/2012 to 12/31/2012	$8.12897	$9.58378	85,828
01/01/2013 to 12/31/2013	$9.58378	$12.60920	83,302
01/01/2014 to 12/31/2014	$12.60920	$14.05419	83,977
01/01/2015 to 12/31/2015	$14.05419	$13.20669	158,509
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.95813	$9.88034	571
01/01/2007 to 12/31/2007	$9.88034	$11.61687	772
01/01/2008 to 12/31/2008	$11.61687	$6.77623	8,178
01/01/2009 to 12/31/2009	$6.77623	$10.48781	76,995
01/01/2010 to 12/31/2010	$10.48781	$12.38123	102,984
01/01/2011 to 12/31/2011	$12.38123	$11.83537	79,956
01/01/2012 to 12/31/2012	$11.83537	$13.94732	85,009
01/01/2013 to 12/31/2013	$13.94732	$18.16471	81,697
01/01/2014 to 12/31/2014	$18.16471	$19.95920	88,110
01/01/2015 to 12/31/2015	$19.95920	$18.54623	117,805
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08932	$7.62474	22,897
01/01/2009 to 12/31/2009	$7.62474	$9.26866	380,849
01/01/2010 to 12/31/2010	$9.26866	$10.19072	594,281
01/01/2011 to 12/31/2011	$10.19072	$9.98931	548,195
01/01/2012 to 12/31/2012	$9.98931	$10.83837	606,880
01/01/2013 to 12/31/2013	$10.83837	$11.72689	569,131
01/01/2014 to 12/31/2014	$11.72689	$12.02047	447,067
01/01/2015 to 12/31/2015	$12.02047	$11.73512	382,093
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03366	$7.64561	2,423
01/01/2009 to 12/31/2009	$7.64561	$9.55496	54,289
01/01/2010 to 12/31/2010	$9.55496	$11.93357	60,770
01/01/2011 to 12/31/2011	$11.93357	$11.91052	50,167
01/01/2012 to 12/31/2012	$11.91052	$13.57541	59,955
01/01/2013 to 12/31/2013	$13.57541	$18.56597	56,249
01/01/2014 to 12/31/2014	$18.56597	$19.60819	57,934
01/01/2015 to 12/31/2015	$19.60819	$18.25699	51,008

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.94947	$11.03138	0
01/01/2007 to 12/31/2007	$11.03138	$10.99566	0
01/01/2008 to 12/31/2008	$10.99566	$6.79217	2,459
01/01/2009 to 12/31/2009	$6.79217	$7.91375	7,430
01/01/2010 to 12/31/2010	$7.91375	$8.76694	8,147
01/01/2011 to 12/31/2011	$8.76694	$8.59508	14,220
01/01/2012 to 12/31/2012	$8.59508	$9.60272	23,969
01/01/2013 to 12/31/2013	$9.60272	$12.73700	17,684
01/01/2014 to 12/31/2014	$12.73700	$12.74433	16,675
01/01/2015 to 12/31/2015	$12.74433	$11.79460	16,312
AST High Yield Portfolio
05/01/2006 to 12/31/2006	$9.99878	$10.57993	1,007
01/01/2007 to 12/31/2007	$10.57993	$10.68144	1,006
01/01/2008 to 12/31/2008	$10.68144	$7.83540	2,299
01/01/2009 to 12/31/2009	$7.83540	$10.46419	37,304
01/01/2010 to 12/31/2010	$10.46419	$11.70145	43,867
01/01/2011 to 12/31/2011	$11.70145	$11.89455	38,567
01/01/2012 to 12/31/2012	$11.89455	$13.34449	42,065
01/01/2013 to 12/31/2013	$13.34449	$14.09138	93,965
01/01/2014 to 12/31/2014	$14.09138	$14.23830	128,243
01/01/2015 to 12/31/2015	$14.23830	$13.52798	92,246
AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99230	$10.61918	140
01/01/2007 to 12/31/2007	$10.61918	$12.45473	1,521
01/01/2008 to 12/31/2008	$12.45473	$6.10680	5,941
01/01/2009 to 12/31/2009	$6.10680	$8.13975	46,764
01/01/2010 to 12/31/2010	$8.13975	$9.18212	64,939
01/01/2011 to 12/31/2011	$9.18212	$7.87741	47,344
01/01/2012 to 12/31/2012	$7.87741	$9.34153	56,168
01/01/2013 to 12/31/2013	$9.34153	$10.95737	59,696
01/01/2014 to 12/31/2014	$10.95737	$10.19900	53,558
01/01/2015 to 12/31/2015	$10.19900	$10.36453	35,666
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01044	$10.88251	797
01/01/2007 to 12/31/2007	$10.88251	$12.62967	2,265
01/01/2008 to 12/31/2008	$12.62967	$6.96767	4,797
01/01/2009 to 12/31/2009	$6.96767	$8.95840	40,435
01/01/2010 to 12/31/2010	$8.95840	$9.80419	48,810
01/01/2011 to 12/31/2011	$9.80419	$8.44724	38,002
01/01/2012 to 12/31/2012	$8.44724	$9.71020	36,457
01/01/2013 to 12/31/2013	$9.71020	$11.42914	36,661
01/01/2014 to 12/31/2014	$11.42914	$10.50540	34,854
01/01/2015 to 12/31/2015	$10.50540	$10.43464	28,046
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11184	$7.14813	7,915
01/01/2009 to 12/31/2009	$7.14813	$8.92055	202,187
01/01/2010 to 12/31/2010	$8.92055	$10.00306	337,015
01/01/2011 to 12/31/2011	$10.00306	$9.79933	273,284
01/01/2012 to 12/31/2012	$9.79933	$10.96573	428,350
01/01/2013 to 12/31/2013	$10.96573	$12.56267	427,677
01/01/2014 to 12/31/2014	$12.56267	$13.16471	438,163
01/01/2015 to 12/31/2015	$13.16471	$12.83436	309,897

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$9.99878	$10.59589	2,132
01/01/2007 to 12/31/2007	$10.59589	$11.42390	4,147
01/01/2008 to 12/31/2008	$11.42390	$6.59757	6,402
01/01/2009 to 12/31/2009	$6.59757	$8.83238	122,682
01/01/2010 to 12/31/2010	$8.83238	$9.32582	180,517
01/01/2011 to 12/31/2011	$9.32582	$8.34746	148,594
01/01/2012 to 12/31/2012	$8.34746	$10.02572	165,959
01/01/2013 to 12/31/2013	$10.02572	$11.39477	165,655
01/01/2014 to 12/31/2014	$11.39477	$10.51178	172,283
01/01/2015 to 12/31/2015	$10.51178	$10.06688	139,805
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.96743	$10.55233	0
01/01/2007 to 12/31/2007	$10.55233	$10.59752	3,823
01/01/2008 to 12/31/2008	$10.59752	$8.60156	192,421
01/01/2009 to 12/31/2009	$8.60156	$10.34049	560,319
01/01/2010 to 12/31/2010	$10.34049	$10.93339	630,666
01/01/2011 to 12/31/2011	$10.93339	$10.79715	543,294
01/01/2012 to 12/31/2012	$10.79715	$11.77764	617,500
01/01/2013 to 12/31/2013	$11.77764	$12.88377	602,006
01/01/2014 to 12/31/2014	$12.88377	$13.38501	531,246
01/01/2015 to 12/31/2015	$13.38501	$13.16315	478,977
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08417	$10.29296	207
01/01/2010 to 12/31/2010	$10.29296	$11.28842	7,330
01/01/2011 to 12/31/2011	$11.28842	$11.19543	9,235
01/01/2012 to 12/31/2012	$11.19543	$12.70486	14,407
01/01/2013 to 12/31/2013	$12.70486	$17.08522	12,168
01/01/2014 to 12/31/2014	$17.08522	$18.43253	11,610
01/01/2015 to 12/31/2015	$18.43253	$20.09133	9,511
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96010	$11.02741	0
01/01/2007 to 12/31/2007	$11.02741	$10.53913	0
01/01/2008 to 12/31/2008	$10.53913	$6.07526	3,266
01/01/2009 to 12/31/2009	$6.07526	$7.14882	25,743
01/01/2010 to 12/31/2010	$7.14882	$7.97004	23,706
01/01/2011 to 12/31/2011	$7.97004	$7.52387	15,875
01/01/2012 to 12/31/2012	$7.52387	$8.66421	19,520
01/01/2013 to 12/31/2013	$8.66421	$11.93878	71,477
01/01/2014 to 12/31/2014	$11.93878	$13.37925	81,591
01/01/2015 to 12/31/2015	$13.37925	$12.14865	72,549
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.94825	$10.23084	291
01/01/2007 to 12/31/2007	$10.23084	$11.58722	5,356
01/01/2008 to 12/31/2008	$11.58722	$6.43168	14,029
01/01/2009 to 12/31/2009	$6.43168	$8.22245	110,045
01/01/2010 to 12/31/2010	$8.22245	$9.70112	123,126
01/01/2011 to 12/31/2011	$9.70112	$9.47069	96,535
01/01/2012 to 12/31/2012	$9.47069	$10.47506	107,212
01/01/2013 to 12/31/2013	$10.47506	$14.09869	98,111
01/01/2014 to 12/31/2014	$14.09869	$15.36131	151,511
01/01/2015 to 12/31/2015	$15.36131	$16.65853	122,043

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$9.99878	$10.49407	1,870
01/01/2007 to 12/31/2007	$10.49407	$10.96754	1,870
01/01/2008 to 12/31/2008	$10.96754	$8.29284	4,561
01/01/2009 to 12/31/2009	$8.29284	$10.99748	69,598
01/01/2010 to 12/31/2010	$10.99748	$12.28850	80,048
01/01/2011 to 12/31/2011	$12.28850	$13.33842	101,190
01/01/2012 to 12/31/2012	$13.33842	$13.92024	160,553
01/01/2013 to 12/31/2013	$13.92024	$13.44019	111,162
01/01/2014 to 12/31/2014	$13.44019	$14.08757	116,164
01/01/2015 to 12/31/2015	$14.08757	$13.79834	109,084
AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$9.96031	$11.11912	0
01/01/2007 to 12/31/2007	$11.11912	$11.98384	0
01/01/2008 to 12/31/2008	$11.98384	$7.79348	450
01/01/2009 to 12/31/2009	$7.79348	$10.09751	37,756
01/01/2010 to 12/31/2010	$10.09751	$11.14683	52,527
01/01/2011 to 12/31/2011	$11.14683	$10.63837	44,621
01/01/2012 to 12/31/2012	$10.63837	$12.89979	46,265
01/01/2013 to 12/31/2013	$12.89979	$16.22135	51,782
01/01/2014 to 12/31/2014	$16.22135	$16.56179	60,769
01/01/2015 to 12/31/2015	$16.56179	$16.07796	59,038
AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$9.93189	$10.39722	0
01/01/2007 to 12/31/2007	$10.39722	$11.79034	0
01/01/2008 to 12/31/2008	$11.79034	$7.39900	924
01/01/2009 to 12/31/2009	$7.39900	$9.06133	23,462
01/01/2010 to 12/31/2010	$9.06133	$10.06879	30,167
01/01/2011 to 12/31/2011	$10.06879	$9.86114	21,142
01/01/2012 to 12/31/2012	$9.86114	$11.37499	25,706
01/01/2013 to 12/31/2013	$11.37499	$15.32063	23,438
01/01/2014 to 12/31/2014	$15.32063	$16.40889	21,606
01/01/2015 to 12/31/2015	$16.40889	$17.33506	19,579
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.20344	0
01/01/2013 to 12/31/2013	$10.20344	$13.52129	0
01/01/2014 to 12/31/2014	$13.52129	$14.68262	3,033
01/01/2015 to 12/31/2015	$14.68262	$14.36096	3,385
AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.92921	$10.41714	0
01/01/2007 to 12/31/2007	$10.41714	$10.54484	189
01/01/2008 to 12/31/2008	$10.54484	$6.42811	1,781
01/01/2009 to 12/31/2009	$6.42811	$8.79579	36,001
01/01/2010 to 12/31/2010	$8.79579	$10.71178	40,534
01/01/2011 to 12/31/2011	$10.71178	$10.18940	34,567
01/01/2012 to 12/31/2012	$10.18940	$11.88679	37,133
01/01/2013 to 12/31/2013	$11.88679	$15.50742	27,750
01/01/2014 to 12/31/2014	$15.50742	$17.56527	21,213
01/01/2015 to 12/31/2015	$17.56527	$16.16201	17,270

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99995	$10.22148	482
01/01/2007 to 12/31/2007	$10.22148	$10.56348	11,263
01/01/2008 to 12/31/2008	$10.56348	$10.66843	98,329
01/01/2009 to 12/31/2009	$10.66843	$10.53641	165,957
01/01/2010 to 12/31/2010	$10.53641	$10.38330	153,374
01/01/2011 to 12/31/2011	$10.38330	$10.23237	216,266
01/01/2012 to 12/31/2012	$10.23237	$10.08177	118,514
01/01/2013 to 12/31/2013	$10.08177	$9.93241	57,725
01/01/2014 to 12/31/2014	$9.93241	$9.78601	68,986
01/01/2015 to 12/31/2015	$9.78601	$9.64125	28,282
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.03591	$10.17364	3,268
01/01/2007 to 12/31/2007	$10.17364	$10.34028	3,268
01/01/2008 to 12/31/2008	$10.34028	$5.88237	4,751
01/01/2009 to 12/31/2009	$5.88237	$8.15096	47,142
01/01/2010 to 12/31/2010	$8.15096	$9.91264	61,138
01/01/2011 to 12/31/2011	$9.91264	$9.52368	44,631
01/01/2012 to 12/31/2012	$9.52368	$10.98985	61,378
01/01/2013 to 12/31/2013	$10.98985	$15.37586	91,344
01/01/2014 to 12/31/2014	$15.37586	$17.30744	98,054
01/01/2015 to 12/31/2015	$17.30744	$16.09047	95,128
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02869	$10.07378	0
01/01/2012 to 12/31/2012	$10.07378	$10.40835	11,252
01/01/2013 to 12/31/2013	$10.40835	$9.96405	2,870
01/01/2014 to 12/31/2014	$9.96405	$10.32244	2,906
01/01/2015 to 10/16/2015	$10.32244	$10.30896	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.96516	$10.21663	640
01/01/2007 to 12/31/2007	$10.21663	$12.29972	640
01/01/2008 to 12/31/2008	$12.29972	$6.88496	1,416
01/01/2009 to 12/31/2009	$6.88496	$8.80389	30,700
01/01/2010 to 12/31/2010	$8.80389	$11.16124	41,167
01/01/2011 to 12/31/2011	$11.16124	$11.18202	31,495
01/01/2012 to 12/31/2012	$11.18202	$12.38071	42,754
01/01/2013 to 12/31/2013	$12.38071	$16.17546	46,339
01/01/2014 to 12/31/2014	$16.17546	$17.20161	43,807
01/01/2015 to 10/16/2015	$17.20161	$17.66375	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.98819	$9.46047	0
01/01/2007 to 12/31/2007	$9.46047	$11.06423	0
01/01/2008 to 12/31/2008	$11.06423	$6.26360	0
01/01/2009 to 12/31/2009	$6.26360	$7.56354	58,111
01/01/2010 to 12/31/2010	$7.56354	$8.96219	69,168
01/01/2011 to 04/29/2011	$8.96219	$10.05822	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99878	$10.33587	92,540
01/01/2013 to 12/31/2013	$10.33587	$12.10927	101,515
01/01/2014 to 12/31/2014	$12.10927	$12.54341	93,656
01/01/2015 to 12/31/2015	$12.54341	$12.20458	83,219

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10152	$5.57838	676
01/01/2009 to 12/31/2009	$5.57838	$9.15161	95,127
01/01/2010 to 12/31/2010	$9.15161	$11.02430	157,294
01/01/2011 to 12/31/2011	$11.02430	$8.65975	107,754
01/01/2012 to 12/31/2012	$8.65975	$10.06126	119,803
01/01/2013 to 12/31/2013	$10.06126	$9.93469	132,139
01/01/2014 to 12/31/2014	$9.93469	$9.32944	108,747
01/01/2015 to 12/31/2015	$9.32944	$7.65406	84,204
AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97936	$10.42920	0
01/01/2007 to 12/31/2007	$10.42920	$11.17019	0
01/01/2008 to 12/31/2008	$11.17019	$8.86059	102,585
01/01/2009 to 12/31/2009	$8.86059	$10.47883	1,259,108
01/01/2010 to 12/31/2010	$10.47883	$11.41546	1,554,207
01/01/2011 to 12/31/2011	$11.41546	$11.35900	1,466,171
01/01/2012 to 12/31/2012	$11.35900	$12.35189	1,484,014
01/01/2013 to 12/31/2013	$12.35189	$13.29032	1,404,897
01/01/2014 to 12/31/2014	$13.29032	$13.85018	1,271,608
01/01/2015 to 12/31/2015	$13.85018	$13.66503	1,196,893
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01870	$10.07372	0
01/01/2012 to 12/31/2012	$10.07372	$10.63032	26,521
01/01/2013 to 12/31/2013	$10.63032	$10.23100	9,459
01/01/2014 to 12/31/2014	$10.23100	$10.69075	19,546
01/01/2015 to 12/31/2015	$10.69075	$10.50456	17,249
AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$9.99878	$10.31835	963
01/01/2007 to 12/31/2007	$10.31835	$11.32572	1,992
01/01/2008 to 12/31/2008	$11.32572	$6.61574	43,302
01/01/2009 to 12/31/2009	$6.61574	$8.21100	649,862
01/01/2010 to 12/31/2010	$8.21100	$9.62824	1,024,195
01/01/2011 to 12/31/2011	$9.62824	$8.89662	618,018
01/01/2012 to 12/31/2012	$8.89662	$9.89749	895,499
01/01/2013 to 12/31/2013	$9.89749	$11.41147	929,338
01/01/2014 to 12/31/2014	$11.41147	$12.27686	900,669
01/01/2015 to 12/31/2015	$12.27686	$12.02133	1,924,202
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99878	$9.61680	0
01/01/2014 to 12/31/2014	$9.61680	$9.24113	0
01/01/2015 to 12/31/2015	$9.24113	$7.57098	670
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.69074	0
01/01/2014 to 12/31/2014	$11.69074	$13.27356	7,579
01/01/2015 to 12/31/2015	$13.27356	$13.27920	7,577
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$9.95101	$10.74401	1,493
01/01/2007 to 12/31/2007	$10.74401	$10.80475	8,072
01/01/2008 to 12/31/2008	$10.80475	$6.52358	8,068
01/01/2009 to 12/31/2009	$6.52358	$7.82975	14,358
01/01/2010 to 12/31/2010	$7.82975	$8.87493	17,621
01/01/2011 to 12/31/2011	$8.87493	$9.04620	19,617
01/01/2012 to 12/31/2012	$9.04620	$10.58828	18,611
01/01/2013 to 12/31/2013	$10.58828	$13.81472	24,776
01/01/2014 to 12/31/2014	$13.81472	$15.95344	39,461
01/01/2015 to 12/31/2015	$15.95344	$16.20156	55,829

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99878	$8.91039	0
01/01/2012 to 12/31/2012	$8.91039	$9.93353	0
01/01/2013 to 12/31/2013	$9.93353	$11.97880	0
01/01/2014 to 12/31/2014	$11.97880	$12.56898	0
01/01/2015 to 12/31/2015	$12.56898	$12.40193	7,644
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08114	$7.35525	6,399
01/01/2009 to 12/31/2009	$7.35525	$8.94137	710,037
01/01/2010 to 12/31/2010	$8.94137	$9.85912	876,483
01/01/2011 to 12/31/2011	$9.85912	$9.53718	753,640
01/01/2012 to 12/31/2012	$9.53718	$10.36223	790,870
01/01/2013 to 12/31/2013	$10.36223	$11.47907	732,688
01/01/2014 to 12/31/2014	$11.47907	$11.89064	712,369
01/01/2015 to 12/31/2015	$11.89064	$11.69551	632,333
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09932	$6.70558	31,267
01/01/2009 to 12/31/2009	$6.70558	$8.38031	510,348
01/01/2010 to 12/31/2010	$8.38031	$9.44069	604,808
01/01/2011 to 12/31/2011	$9.44069	$9.07919	441,577
01/01/2012 to 12/31/2012	$9.07919	$10.36728	645,075
01/01/2013 to 12/31/2013	$10.36728	$12.05873	657,123
01/01/2014 to 12/31/2014	$12.05873	$12.52598	613,402
01/01/2015 to 12/31/2015	$12.52598	$12.27395	748,578
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98453	$10.58459	0
01/01/2007 to 12/31/2007	$10.58459	$11.35743	0
01/01/2008 to 12/31/2008	$11.35743	$7.81125	38,731
01/01/2009 to 12/31/2009	$7.81125	$9.80559	324,820
01/01/2010 to 12/31/2010	$9.80559	$10.80184	483,337
01/01/2011 to 12/31/2011	$10.80184	$10.28267	415,490
01/01/2012 to 12/31/2012	$10.28267	$11.25882	450,693
01/01/2013 to 12/31/2013	$11.25882	$12.68975	433,109
01/01/2014 to 12/31/2014	$12.68975	$12.88182	393,995
01/01/2015 to 10/16/2015	$12.88182	$12.54689	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.99878	$9.96119	200
01/01/2007 to 12/31/2007	$9.96119	$10.91355	200
01/01/2008 to 12/31/2008	$10.91355	$6.01124	2,171
01/01/2009 to 12/31/2009	$6.01124	$7.85687	28,473
01/01/2010 to 12/31/2010	$7.85687	$10.26015	34,068
01/01/2011 to 12/31/2011	$10.26015	$8.78323	71,004
01/01/2012 to 12/31/2012	$8.78323	$10.39032	75,080
01/01/2013 to 12/31/2013	$10.39032	$14.41464	69,056
01/01/2014 to 12/31/2014	$14.41464	$14.90328	77,186
01/01/2015 to 12/31/2015	$14.90328	$14.87904	64,621
AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90526	$9.92515	0
01/01/2007 to 12/31/2007	$9.92515	$10.47696	0
01/01/2008 to 12/31/2008	$10.47696	$6.70943	705
01/01/2009 to 12/31/2009	$6.70943	$8.85160	23,551
01/01/2010 to 12/31/2010	$8.85160	$11.89669	26,640
01/01/2011 to 12/31/2011	$11.89669	$11.60630	22,741
01/01/2012 to 12/31/2012	$11.60630	$12.82686	25,195
01/01/2013 to 12/31/2013	$12.82686	$17.08234	25,349
01/01/2014 to 12/31/2014	$17.08234	$17.47271	24,274
01/01/2015 to 12/31/2015	$17.47271	$17.34971	30,401

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.99260	$10.47538	1,901
01/01/2007 to 12/31/2007	$10.47538	$9.74092	1,901
01/01/2008 to 12/31/2008	$9.74092	$6.74497	4,783
01/01/2009 to 12/31/2009	$6.74497	$8.43952	13,998
01/01/2010 to 12/31/2010	$8.43952	$10.47614	15,772
01/01/2011 to 12/31/2011	$10.47614	$9.70463	12,494
01/01/2012 to 12/31/2012	$9.70463	$11.29733	16,198
01/01/2013 to 12/31/2013	$11.29733	$15.29340	16,316
01/01/2014 to 12/31/2014	$15.29340	$15.86112	16,679
01/01/2015 to 12/31/2015	$15.86112	$14.95315	20,793
AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.96831	$10.64270	0
01/01/2007 to 12/31/2007	$10.64270	$11.14764	1,698
01/01/2008 to 12/31/2008	$11.14764	$8.13342	143,354
01/01/2009 to 12/31/2009	$8.13342	$9.94750	1,082,792
01/01/2010 to 12/31/2010	$9.94750	$10.93099	1,384,417
01/01/2011 to 12/31/2011	$10.93099	$10.98328	1,295,890
01/01/2012 to 12/31/2012	$10.98328	$12.28116	1,450,252
01/01/2013 to 12/31/2013	$12.28116	$14.13649	1,443,225
01/01/2014 to 12/31/2014	$14.13649	$14.74644	1,335,791
01/01/2015 to 12/31/2015	$14.74644	$14.53465	1,360,414
AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$9.95062	$11.08451	2,382
01/01/2007 to 12/31/2007	$11.08451	$10.53044	3,260
01/01/2008 to 12/31/2008	$10.53044	$6.02931	3,209
01/01/2009 to 12/31/2009	$6.02931	$7.35383	93,406
01/01/2010 to 12/31/2010	$7.35383	$8.20464	135,622
01/01/2011 to 12/31/2011	$8.20464	$7.95100	98,896
01/01/2012 to 12/31/2012	$7.95100	$9.18471	115,707
01/01/2013 to 12/31/2013	$9.18471	$11.73520	112,693
01/01/2014 to 12/31/2014	$11.73520	$12.42514	100,478
01/01/2015 to 10/16/2015	$12.42514	$11.53551	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.94030	$10.47951	0
01/01/2007 to 12/31/2007	$10.47951	$11.17409	477
01/01/2008 to 12/31/2008	$11.17409	$6.54278	426
01/01/2009 to 12/31/2009	$6.54278	$9.88646	78,202
01/01/2010 to 12/31/2010	$9.88646	$11.28037	103,537
01/01/2011 to 12/31/2011	$11.28037	$10.92552	83,454
01/01/2012 to 12/31/2012	$10.92552	$12.65642	98,220
01/01/2013 to 12/31/2013	$12.65642	$17.95923	106,818
01/01/2014 to 12/31/2014	$17.95923	$19.17046	115,678
01/01/2015 to 12/31/2015	$19.17046	$20.69721	112,626
AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$10.14763	$9.84020	362
01/01/2007 to 12/31/2007	$9.84020	$13.62127	362
01/01/2008 to 12/31/2008	$13.62127	$6.71168	9,644
01/01/2009 to 12/31/2009	$6.71168	$9.87571	98,844
01/01/2010 to 12/31/2010	$9.87571	$11.71991	142,687
01/01/2011 to 12/31/2011	$11.71991	$9.82426	114,165
01/01/2012 to 12/31/2012	$9.82426	$10.02894	123,872
01/01/2013 to 12/31/2013	$10.02894	$11.40050	111,738
01/01/2014 to 12/31/2014	$11.40050	$10.29288	95,897
01/01/2015 to 12/31/2015	$10.29288	$8.18828	83,020

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.98978	$10.31053	766
01/01/2007 to 12/31/2007	$10.31053	$11.13724	766
01/01/2008 to 12/31/2008	$11.13724	$10.70540	24,075
01/01/2009 to 12/31/2009	$10.70540	$11.82496	52,543
01/01/2010 to 12/31/2010	$11.82496	$12.31945	62,326
01/01/2011 to 12/31/2011	$12.31945	$12.63813	51,326
01/01/2012 to 12/31/2012	$12.63813	$13.10183	57,437
01/01/2013 to 12/31/2013	$13.10183	$12.42365	58,875
01/01/2014 to 12/31/2014	$12.42365	$12.30820	55,837
01/01/2015 to 12/31/2015	$12.30820	$11.56638	40,979
AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$9.97087	$10.66494	0
01/01/2007 to 12/31/2007	$10.66494	$11.51085	0
01/01/2008 to 12/31/2008	$11.51085	$6.54040	1,591
01/01/2009 to 12/31/2009	$6.54040	$8.27579	106,324
01/01/2010 to 12/31/2010	$8.27579	$9.34687	123,298
01/01/2011 to 12/31/2011	$9.34687	$8.89064	111,031
01/01/2012 to 12/31/2012	$8.89064	$9.72324	126,697
01/01/2013 to 12/31/2013	$9.72324	$11.54369	129,798
01/01/2014 to 12/31/2014	$11.54369	$11.99911	163,994
01/01/2015 to 12/31/2015	$11.99911	$11.74700	121,331
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99878	$9.98165	0
01/01/2008 to 12/31/2008	$9.98165	$9.32157	6,113
01/01/2009 to 12/31/2009	$9.32157	$10.25191	176,679
01/01/2010 to 12/31/2010	$10.25191	$10.88804	214,187
01/01/2011 to 12/31/2011	$10.88804	$11.37369	215,118
01/01/2012 to 12/31/2012	$11.37369	$12.08535	268,390
01/01/2013 to 12/31/2013	$12.08535	$11.72899	280,945
01/01/2014 to 12/31/2014	$11.72899	$12.38744	311,345
01/01/2015 to 12/31/2015	$12.38744	$12.35523	363,535
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.39242	0
01/01/2013 to 12/31/2013	$10.39242	$9.40592	0
01/01/2014 to 12/31/2014	$9.40592	$9.39234	0
01/01/2015 to 12/31/2015	$9.39234	$8.96822	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07816	$6.65060	189,020
01/01/2009 to 12/31/2009	$6.65060	$8.52218	1,040,630
01/01/2010 to 12/31/2010	$8.52218	$9.25603	1,340,982
01/01/2011 to 12/31/2011	$9.25603	$8.96715	1,014,326
01/01/2012 to 09/21/2012	$8.96715	$10.05889	0
ProFund VP Consumer Goods Portfolio
05/01/2008* to 12/31/2008	$10.08904	$7.68003	0
01/01/2009 to 12/31/2009	$7.68003	$9.19832	26,348
01/01/2010 to 12/31/2010	$9.19832	$10.63581	29,498
01/01/2011 to 12/31/2011	$10.63581	$11.20680	27,614
01/01/2012 to 12/31/2012	$11.20680	$12.23984	25,290
01/01/2013 to 12/31/2013	$12.23984	$15.49003	14,254
01/01/2014 to 12/31/2014	$15.49003	$16.82194	7,950
01/01/2015 to 12/31/2015	$16.82194	$17.26330	6,527

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Consumer Services
05/01/2008* to 12/31/2008	$10.26805	$7.05026	0
01/01/2009 to 12/31/2009	$7.05026	$9.08577	26,190
01/01/2010 to 12/31/2010	$9.08577	$10.86622	29,590
01/01/2011 to 12/31/2011	$10.86622	$11.29470	28,187
01/01/2012 to 12/31/2012	$11.29470	$13.58666	24,273
01/01/2013 to 12/31/2013	$13.58666	$18.72284	20,737
01/01/2014 to 12/31/2014	$18.72284	$20.74470	13,436
01/01/2015 to 12/31/2015	$20.74470	$21.39661	11,039
ProFund VP Financials
05/01/2008* to 12/31/2008	$10.38575	$5.27796	0
01/01/2009 to 12/31/2009	$5.27796	$5.98047	62,171
01/01/2010 to 12/31/2010	$5.98047	$6.53605	76,969
01/01/2011 to 12/31/2011	$6.53605	$5.54883	82,349
01/01/2012 to 12/31/2012	$5.54883	$6.81861	68,091
01/01/2013 to 12/31/2013	$6.81861	$8.87284	45,926
01/01/2014 to 12/31/2014	$8.87284	$9.87092	32,692
01/01/2015 to 12/31/2015	$9.87092	$9.57968	27,977
ProFund VP Health Care
05/01/2008* to 12/31/2008	$10.15197	$8.34544	0
01/01/2009 to 12/31/2009	$8.34544	$9.82996	31,881
01/01/2010 to 12/31/2010	$9.82996	$9.96007	37,474
01/01/2011 to 12/31/2011	$9.96007	$10.80547	33,287
01/01/2012 to 12/31/2012	$10.80547	$12.49836	29,260
01/01/2013 to 12/31/2013	$12.49836	$17.20941	23,017
01/01/2014 to 12/31/2014	$17.20941	$20.97331	16,567
01/01/2015 to 12/31/2015	$20.97331	$21.70136	15,543
ProFund VP Industrials
05/01/2008* to 12/31/2008	$10.16548	$6.10367	1,039
01/01/2009 to 12/31/2009	$6.10367	$7.46270	40,736
01/01/2010 to 12/31/2010	$7.46270	$9.09853	39,954
01/01/2011 to 12/31/2011	$9.09853	$8.80429	32,874
01/01/2012 to 12/31/2012	$8.80429	$10.04439	31,372
01/01/2013 to 12/31/2013	$10.04439	$13.67512	18,665
01/01/2014 to 12/31/2014	$13.67512	$14.22444	9,520
01/01/2015 to 12/31/2015	$14.22444	$13.53497	6,792
ProFund VP Large-Cap Growth
05/01/2008* to 12/31/2008	$10.11070	$6.72390	0
01/01/2009 to 12/31/2009	$6.72390	$8.59420	3,453
01/01/2010 to 12/31/2010	$8.59420	$9.58358	1,714
01/01/2011 to 12/31/2011	$9.58358	$9.73772	1,859
01/01/2012 to 12/31/2012	$9.73772	$10.81361	3,228
01/01/2013 to 12/31/2013	$10.81361	$13.92084	3,102
01/01/2014 to 12/31/2014	$13.92084	$15.48812	6,647
01/01/2015 to 12/31/2015	$15.48812	$15.83242	17,305
ProFund VP Large-Cap Value
05/01/2008* to 12/31/2008	$10.24148	$6.27860	0
01/01/2009 to 12/31/2009	$6.27860	$7.38987	15,062
01/01/2010 to 12/31/2010	$7.38987	$8.21947	16,965
01/01/2011 to 12/31/2011	$8.21947	$7.99461	17,584
01/01/2012 to 12/31/2012	$7.99461	$9.09087	8,294
01/01/2013 to 12/31/2013	$9.09087	$11.63395	6,313
01/01/2014 to 12/31/2014	$11.63395	$12.66256	3,175
01/01/2015 to 12/31/2015	$12.66256	$11.88471	12,157

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Mid-Cap Growth
05/01/2008* to 12/31/2008	$10.07248	$6.20659	0
01/01/2009 to 12/31/2009	$6.20659	$8.45797	6,364
01/01/2010 to 12/31/2010	$8.45797	$10.70104	7,753
01/01/2011 to 12/31/2011	$10.70104	$10.23808	8,081
01/01/2012 to 12/31/2012	$10.23808	$11.63796	9,793
01/01/2013 to 12/31/2013	$11.63796	$14.96601	5,887
01/01/2014 to 12/31/2014	$14.96601	$15.61362	2,670
01/01/2015 to 12/31/2015	$15.61362	$15.42651	5,895
ProFund VP Mid-Cap Value
05/01/2008* to 12/31/2008	$10.18846	$6.47129	0
01/01/2009 to 12/31/2009	$6.47129	$8.34400	10,224
01/01/2010 to 12/31/2010	$8.34400	$9.90192	7,138
01/01/2011 to 12/31/2011	$9.90192	$9.37296	8,634
01/01/2012 to 12/31/2012	$9.37296	$10.76386	6,471
01/01/2013 to 12/31/2013	$10.76386	$14.01527	3,842
01/01/2014 to 12/31/2014	$14.01527	$15.21446	1,965
01/01/2015 to 12/31/2015	$15.21446	$13.75676	1,272
ProFund VP Real Estate
05/01/2008* to 12/31/2008	$10.25896	$5.52429	0
01/01/2009 to 12/31/2009	$5.52429	$6.96107	16,922
01/01/2010 to 12/31/2010	$6.96107	$8.55164	14,484
01/01/2011 to 12/31/2011	$8.55164	$8.82559	11,765
01/01/2012 to 12/31/2012	$8.82559	$10.18798	13,302
01/01/2013 to 12/31/2013	$10.18798	$10.04669	13,976
01/01/2014 to 12/31/2014	$10.04669	$12.37455	12,441
01/01/2015 to 12/31/2015	$12.37455	$12.23117	10,007
ProFund VP Small-Cap Growth
05/01/2008* to 12/31/2008	$10.11361	$6.81715	0
01/01/2009 to 12/31/2009	$6.81715	$8.47414	4,073
01/01/2010 to 12/31/2010	$8.47414	$10.49669	2,676
01/01/2011 to 12/31/2011	$10.49669	$10.47427	2,491
01/01/2012 to 12/31/2012	$10.47427	$11.60725	2,741
01/01/2013 to 12/31/2013	$11.60725	$16.05873	5,388
01/01/2014 to 12/31/2014	$16.05873	$16.16532	3,393
01/01/2015 to 12/31/2015	$16.16532	$16.11320	6,055
ProFund VP Small-Cap Value
05/01/2008* to 12/31/2008	$10.22860	$7.18696	0
01/01/2009 to 12/31/2009	$7.18696	$8.52534	2,382
01/01/2010 to 12/31/2010	$8.52534	$10.25585	2,399
01/01/2011 to 12/31/2011	$10.25585	$9.68994	1,988
01/01/2012 to 12/31/2012	$9.68994	$11.08892	1,847
01/01/2013 to 12/31/2013	$11.08892	$15.04112	1,026
01/01/2014 to 12/31/2014	$15.04112	$15.68046	975
01/01/2015 to 12/31/2015	$15.68046	$14.16986	315
ProFund VP Telecommunications
05/01/2008* to 12/31/2008	$10.27818	$7.27660	0
01/01/2009 to 12/31/2009	$7.27660	$7.69379	28,718
01/01/2010 to 12/31/2010	$7.69379	$8.76916	27,946
01/01/2011 to 12/31/2011	$8.76916	$8.80105	28,944
01/01/2012 to 12/31/2012	$8.80105	$10.10290	24,409
01/01/2013 to 12/31/2013	$10.10290	$11.15492	15,616
01/01/2014 to 12/31/2014	$11.15492	$11.05227	9,211
01/01/2015 to 12/31/2015	$11.05227	$11.05472	7,136

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Utilities
05/01/2008* to 12/31/2008	$10.09863	$7.22327	0
01/01/2009 to 12/31/2009	$7.22327	$7.88054	21,324
01/01/2010 to 12/31/2010	$7.88054	$8.22610	28,051
01/01/2011 to 12/31/2011	$8.22610	$9.52393	25,526
01/01/2012 to 12/31/2012	$9.52393	$9.39609	20,538
01/01/2013 to 12/31/2013	$9.39609	$10.48966	15,437
01/01/2014 to 12/31/2014	$10.48966	$13.00966	8,812
01/01/2015 to 12/31/2015	$13.00966	$11.99668	6,577

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.50%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.71963	$9.38359	13,262
01/01/2010 to 12/31/2010	$9.38359	$10.25009	25,008
01/01/2011 to 12/31/2011	$10.25009	$9.73460	39,392
01/01/2012 to 12/31/2012	$9.73460	$10.69014	3,529
01/01/2013 to 12/31/2013	$10.69014	$11.46966	179
01/01/2014 to 12/31/2014	$11.46966	$11.61718	475
01/01/2015 to 12/31/2015	$11.61718	$10.96897	340
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.73361	$9.54044	6,068
01/01/2010 to 12/31/2010	$9.54044	$10.58362	18,070
01/01/2011 to 12/31/2011	$10.58362	$10.33745	34,545
01/01/2012 to 12/31/2012	$10.33745	$11.46139	0
01/01/2013 to 12/31/2013	$11.46139	$13.03322	0
01/01/2014 to 12/31/2014	$13.03322	$13.49204	0
01/01/2015 to 12/31/2015	$13.49204	$13.26870	0
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.76183	$8.34169	2,949
01/01/2010 to 12/31/2010	$8.34169	$9.26519	2,483
01/01/2011 to 12/31/2011	$9.26519	$9.36235	1,113
01/01/2012 to 05/04/2012	$9.36235	$10.14461	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.03119	$9.62343	0
01/01/2010 to 12/31/2010	$9.62343	$10.54493	0
01/01/2011 to 12/31/2011	$10.54493	$10.16307	0
01/01/2012 to 12/31/2012	$10.16307	$11.15173	0
01/01/2013 to 12/31/2013	$11.15173	$12.79983	0
01/01/2014 to 12/31/2014	$12.79983	$13.30206	0
01/01/2015 to 12/31/2015	$13.30206	$13.03937	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99729	$9.11679	0
01/01/2012 to 12/31/2012	$9.11679	$9.95201	0
01/01/2013 to 12/31/2013	$9.95201	$10.76304	0
01/01/2014 to 12/31/2014	$10.76304	$11.01449	0
01/01/2015 to 12/31/2015	$11.01449	$10.42340	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99797	$10.44272	0
01/01/2014 to 12/31/2014	$10.44272	$10.55256	0
01/01/2015 to 12/31/2015	$10.55256	$10.32323	0
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$10.68559	$11.18421	0
01/01/2010 to 12/31/2010	$11.18421	$11.33692	0
01/01/2011 to 12/31/2011	$11.33692	$11.30956	0
01/01/2012 to 12/31/2012	$11.30956	$11.55118	0
01/01/2013 to 12/31/2013	$11.55118	$11.02433	0
01/01/2014 to 12/31/2014	$11.02433	$10.74505	0
01/01/2015 to 12/31/2015	$10.74505	$10.53364	0
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.92369	$10.95780	0
01/01/2010 to 12/31/2010	$10.95780	$11.51563	0
01/01/2011 to 12/31/2011	$11.51563	$11.59246	0
01/01/2012 to 12/31/2012	$11.59246	$12.36349	0
01/01/2013 to 12/31/2013	$12.36349	$11.84026	0
01/01/2014 to 12/31/2014	$11.84026	$12.04022	0
01/01/2015 to 12/31/2015	$12.04022	$11.49896	0
AST Bond Portfolio 2016
05/01/2009* to 12/31/2009	$9.93810	$9.58471	0
01/01/2010 to 12/31/2010	$9.58471	$10.33999	0
01/01/2011 to 12/31/2011	$10.33999	$11.06064	0
01/01/2012 to 12/31/2012	$11.06064	$11.23969	0
01/01/2013 to 12/31/2013	$11.23969	$10.89010	0
01/01/2014 to 12/31/2014	$10.89010	$10.67359	0
01/01/2015 to 12/31/2015	$10.67359	$10.38935	0
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92253	$9.65049	0
01/01/2010 to 12/31/2010	$9.65049	$10.46822	0
01/01/2011 to 12/31/2011	$10.46822	$11.60038	0
01/01/2012 to 12/31/2012	$11.60038	$11.96388	0
01/01/2013 to 12/31/2013	$11.96388	$11.30515	0
01/01/2014 to 12/31/2014	$11.30515	$11.32302	0
01/01/2015 to 12/31/2015	$11.32302	$11.13636	0
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90531	$9.55139	0
01/01/2010 to 12/31/2010	$9.55139	$10.37716	0
01/01/2011 to 12/31/2011	$10.37716	$11.74167	0
01/01/2012 to 12/31/2012	$11.74167	$12.12596	0
01/01/2013 to 12/31/2013	$12.12596	$11.25855	0
01/01/2014 to 12/31/2014	$11.25855	$11.45233	0
01/01/2015 to 12/31/2015	$11.45233	$11.29271	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88402	$9.22726	0
01/01/2010 to 12/31/2010	$9.22726	$10.06858	4,651
01/01/2011 to 12/31/2011	$10.06858	$11.65811	0
01/01/2012 to 12/31/2012	$11.65811	$12.09202	0
01/01/2013 to 12/31/2013	$12.09202	$11.02840	0
01/01/2014 to 12/31/2014	$11.02840	$11.42214	0
01/01/2015 to 12/31/2015	$11.42214	$11.31360	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99729	$10.93667	41,973
01/01/2011 to 12/31/2011	$10.93667	$12.83662	11,447
01/01/2012 to 12/31/2012	$12.83662	$13.37386	2,128
01/01/2013 to 12/31/2013	$13.37386	$12.13414	0
01/01/2014 to 12/31/2014	$12.13414	$12.74743	0
01/01/2015 to 12/31/2015	$12.74743	$12.65829	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99797	$11.94255	118,337
01/01/2012 to 12/31/2012	$11.94255	$12.33199	13,607
01/01/2013 to 12/31/2013	$12.33199	$10.85859	0
01/01/2014 to 12/31/2014	$10.85859	$11.69222	0
01/01/2015 to 12/31/2015	$11.69222	$11.64615	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99730	$10.33112	3,120
01/01/2013 to 12/31/2013	$10.33112	$9.05110	41,042
01/01/2014 to 12/31/2014	$9.05110	$9.94461	35,061
01/01/2015 to 12/31/2015	$9.94461	$9.96480	24,188
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99865	$8.69247	3,782
01/01/2014 to 12/31/2014	$8.69247	$9.71782	0
01/01/2015 to 12/31/2015	$9.71782	$9.75012	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99865	$11.22939	0
01/01/2015 to 12/31/2015	$11.22939	$11.17443	5,336
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99865	$9.87320	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14474	$10.28954	0
01/01/2010 to 12/31/2010	$10.28954	$11.41640	0
01/01/2011 to 12/31/2011	$11.41640	$10.48428	0
01/01/2012 to 12/31/2012	$10.48428	$11.58174	0
01/01/2013 to 12/31/2013	$11.58174	$14.85070	0
01/01/2014 to 12/31/2014	$14.85070	$15.97582	0
01/01/2015 to 12/31/2015	$15.97582	$14.84336	0
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.53333	$9.21444	13,081
01/01/2010 to 12/31/2010	$9.21444	$10.19226	14,280
01/01/2011 to 12/31/2011	$10.19226	$9.70277	8,054
01/01/2012 to 12/31/2012	$9.70277	$10.76472	7,186
01/01/2013 to 12/31/2013	$10.76472	$12.88416	2,095
01/01/2014 to 12/31/2014	$12.88416	$13.44912	2,817
01/01/2015 to 12/31/2015	$13.44912	$13.19103	1,973
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99797	$11.58302	0
01/01/2014 to 12/31/2014	$11.58302	$12.83841	0
01/01/2015 to 12/31/2015	$12.83841	$12.07784	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.73751	$10.14313	0
01/01/2010 to 12/31/2010	$10.14313	$12.73524	0
01/01/2011 to 12/31/2011	$12.73524	$13.24404	0
01/01/2012 to 12/31/2012	$13.24404	$14.90358	0
01/01/2013 to 12/31/2013	$14.90358	$14.99562	0
01/01/2014 to 12/31/2014	$14.99562	$19.15271	0
01/01/2015 to 12/31/2015	$19.15271	$19.59076	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99797	$9.63623	0
01/01/2014 to 12/31/2014	$9.63623	$9.88092	0
01/01/2015 to 12/31/2015	$9.88092	$9.63047	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.41541	$8.83071	0
01/01/2010 to 12/31/2010	$8.83071	$9.76325	0
01/01/2011 to 12/31/2011	$9.76325	$9.29004	0
01/01/2012 to 12/31/2012	$9.29004	$10.29888	0
01/01/2013 to 12/31/2013	$10.29888	$11.97930	0
01/01/2014 to 12/31/2014	$11.97930	$12.35546	0
01/01/2015 to 10/16/2015	$12.35546	$12.24652	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.01917	$8.59819	0
01/01/2010 to 12/31/2010	$8.59819	$9.59345	0
01/01/2011 to 12/31/2011	$9.59345	$9.21902	0
01/01/2012 to 12/31/2012	$9.21902	$9.95021	0
01/01/2013 to 12/31/2013	$9.95021	$11.14047	0
01/01/2014 to 12/31/2014	$11.14047	$11.21124	0
01/01/2015 to 12/31/2015	$11.21124	$11.04620	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99798	$10.68975	0
01/01/2013 to 12/31/2013	$10.68975	$12.98123	0
01/01/2014 to 12/31/2014	$12.98123	$13.06705	0
01/01/2015 to 10/16/2015	$13.06705	$12.44099	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99797	$10.75735	0
01/01/2014 to 12/31/2014	$10.75735	$10.76360	0
01/01/2015 to 10/16/2015	$10.76360	$10.20866	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.69443	$8.02826	3,136
01/01/2010 to 12/31/2010	$8.02826	$9.41466	2,640
01/01/2011 to 12/31/2011	$9.41466	$8.72255	1,183
01/01/2012 to 12/31/2012	$8.72255	$10.79040	1,694
01/01/2013 to 12/31/2013	$10.79040	$10.98489	0
01/01/2014 to 12/31/2014	$10.98489	$12.20914	0
01/01/2015 to 12/31/2015	$12.20914	$11.90066	0
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$8.49733	$10.83207	0
01/01/2010 to 12/31/2010	$10.83207	$11.65516	0
01/01/2011 to 12/31/2011	$11.65516	$10.92128	0
01/01/2012 to 12/31/2012	$10.92128	$12.76028	0
01/01/2013 to 12/31/2013	$12.76028	$16.15143	0
01/01/2014 to 02/07/2014	$16.15143	$15.87596	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.69559	$8.05054	0
01/01/2010 to 12/31/2010	$8.05054	$8.86643	0
01/01/2011 to 12/31/2011	$8.86643	$8.17310	0
01/01/2012 to 12/31/2012	$8.17310	$9.54162	0
01/01/2013 to 12/31/2013	$9.54162	$12.43148	0
01/01/2014 to 12/31/2014	$12.43148	$13.72099	0
01/01/2015 to 12/31/2015	$13.72099	$12.76767	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.39860	$11.22967	2,350
01/01/2010 to 12/31/2010	$11.22967	$13.12804	1,978
01/01/2011 to 12/31/2011	$13.12804	$12.42687	886
01/01/2012 to 12/31/2012	$12.42687	$14.50120	1,269
01/01/2013 to 12/31/2013	$14.50120	$18.70197	0
01/01/2014 to 12/31/2014	$18.70197	$20.34905	0
01/01/2015 to 12/31/2015	$20.34905	$18.72398	0
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.72690	$9.11799	0
01/01/2010 to 12/31/2010	$9.11799	$9.92751	0
01/01/2011 to 12/31/2011	$9.92751	$9.63666	0
01/01/2012 to 12/31/2012	$9.63666	$10.35350	0
01/01/2013 to 12/31/2013	$10.35350	$11.09299	0
01/01/2014 to 12/31/2014	$11.09299	$11.25981	0
01/01/2015 to 12/31/2015	$11.25981	$10.88531	0
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.36658	$9.41935	0
01/01/2010 to 12/31/2010	$9.41935	$11.64951	0
01/01/2011 to 12/31/2011	$11.64951	$11.51375	0
01/01/2012 to 12/31/2012	$11.51375	$12.99485	0
01/01/2013 to 12/31/2013	$12.99485	$17.59878	0
01/01/2014 to 12/31/2014	$17.59878	$18.40533	0
01/01/2015 to 12/31/2015	$18.40533	$16.96975	0
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.98769	$8.80491	0
01/01/2010 to 12/31/2010	$8.80491	$9.65916	0
01/01/2011 to 12/31/2011	$9.65916	$9.37761	0
01/01/2012 to 12/31/2012	$9.37761	$10.37457	0
01/01/2013 to 12/31/2013	$10.37457	$13.62670	0
01/01/2014 to 12/31/2014	$13.62670	$13.50145	0
01/01/2015 to 12/31/2015	$13.50145	$12.37337	0
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.12412	$10.12539	1,248
01/01/2010 to 12/31/2010	$10.12539	$11.21213	1,050
01/01/2011 to 12/31/2011	$11.21213	$11.28630	471
01/01/2012 to 12/31/2012	$11.28630	$12.53825	674
01/01/2013 to 12/31/2013	$12.53825	$13.11078	0
01/01/2014 to 12/31/2014	$13.11078	$13.11815	0
01/01/2015 to 12/31/2015	$13.11815	$12.34203	0
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$4.86152	$6.34471	0
01/01/2010 to 12/31/2010	$6.34471	$7.08742	0
01/01/2011 to 12/31/2011	$7.08742	$6.02101	0
01/01/2012 to 12/31/2012	$6.02101	$7.07028	0
01/01/2013 to 12/31/2013	$7.07028	$8.21244	0
01/01/2014 to 12/31/2014	$8.21244	$7.56947	0
01/01/2015 to 12/31/2015	$7.56947	$7.61730	0
AST International Value Portfolio
05/01/2009 to 12/31/2009	$5.33765	$6.89499	0
01/01/2010 to 12/31/2010	$6.89499	$7.47239	0
01/01/2011 to 12/31/2011	$7.47239	$6.37538	0
01/01/2012 to 12/31/2012	$6.37538	$7.25684	0
01/01/2013 to 12/31/2013	$7.25684	$8.45809	0
01/01/2014 to 12/31/2014	$8.45809	$7.69855	0
01/01/2015 to 12/31/2015	$7.69855	$7.57213	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.21247	$8.77545	0
01/01/2010 to 12/31/2010	$8.77545	$9.74444	0
01/01/2011 to 12/31/2011	$9.74444	$9.45296	0
01/01/2012 to 12/31/2012	$9.45296	$10.47466	0
01/01/2013 to 12/31/2013	$10.47466	$11.88302	0
01/01/2014 to 12/31/2014	$11.88302	$12.33098	0
01/01/2015 to 12/31/2015	$12.33098	$11.90421	0
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.66669	$10.26124	0
01/01/2010 to 12/31/2010	$10.26124	$10.72881	0
01/01/2011 to 12/31/2011	$10.72881	$9.50952	0
01/01/2012 to 12/31/2012	$9.50952	$11.30978	0
01/01/2013 to 12/31/2013	$11.30978	$12.72884	0
01/01/2014 to 12/31/2014	$12.72884	$11.62786	0
01/01/2015 to 12/31/2015	$11.62786	$11.02711	0
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.43014	$10.88748	475
01/01/2010 to 12/31/2010	$10.88748	$11.39938	569
01/01/2011 to 12/31/2011	$11.39938	$11.14783	426
01/01/2012 to 12/31/2012	$11.14783	$12.04129	488
01/01/2013 to 12/31/2013	$12.04129	$13.04361	0
01/01/2014 to 12/31/2014	$13.04361	$13.41883	0
01/01/2015 to 12/31/2015	$13.41883	$13.06758	0
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08336	$10.27972	0
01/01/2010 to 12/31/2010	$10.27972	$11.16403	0
01/01/2011 to 12/31/2011	$11.16403	$10.96433	0
01/01/2012 to 12/31/2012	$10.96433	$12.32091	0
01/01/2013 to 12/31/2013	$12.32091	$16.40721	0
01/01/2014 to 12/31/2014	$16.40721	$17.52831	0
01/01/2015 to 12/31/2015	$17.52831	$18.91947	0
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.04387	$7.62852	0
01/01/2010 to 12/31/2010	$7.62852	$8.42193	0
01/01/2011 to 12/31/2011	$8.42193	$7.87297	0
01/01/2012 to 12/31/2012	$7.87297	$8.97766	0
01/01/2013 to 12/31/2013	$8.97766	$12.25012	0
01/01/2014 to 12/31/2014	$12.25012	$13.59441	0
01/01/2015 to 12/31/2015	$13.59441	$12.22353	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.97687	$8.84236	0
01/01/2010 to 12/31/2010	$8.84236	$10.33079	0
01/01/2011 to 12/31/2011	$10.33079	$9.98697	0
01/01/2012 to 12/31/2012	$9.98697	$10.93807	0
01/01/2013 to 12/31/2013	$10.93807	$14.57827	0
01/01/2014 to 12/31/2014	$14.57827	$15.72889	0
01/01/2015 to 12/31/2015	$15.72889	$16.89070	0
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$8.96824	$10.77353	0
01/01/2010 to 12/31/2010	$10.77353	$11.92085	0
01/01/2011 to 12/31/2011	$11.92085	$12.81354	0
01/01/2012 to 12/31/2012	$12.81354	$13.24179	0
01/01/2013 to 12/31/2013	$13.24179	$12.66031	0
01/01/2014 to 12/31/2014	$12.66031	$13.14064	0
01/01/2015 to 12/31/2015	$13.14064	$12.74523	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.40864	$11.12969	0
01/01/2010 to 12/31/2010	$11.12969	$12.16648	0
01/01/2011 to 12/31/2011	$12.16648	$11.49831	0
01/01/2012 to 12/31/2012	$11.49831	$13.80626	0
01/01/2013 to 12/31/2013	$13.80626	$17.19182	0
01/01/2014 to 12/31/2014	$17.19182	$17.38136	0
01/01/2015 to 12/31/2015	$17.38136	$16.70891	0
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.00573	$9.67651	0
01/01/2010 to 12/31/2010	$9.67651	$10.64743	0
01/01/2011 to 12/31/2011	$10.64743	$10.32641	0
01/01/2012 to 12/31/2012	$10.32641	$11.79536	0
01/01/2013 to 12/31/2013	$11.79536	$15.73188	0
01/01/2014 to 12/31/2014	$15.73188	$16.68509	0
01/01/2015 to 12/31/2015	$16.68509	$17.45479	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99798	$10.16636	0
01/01/2013 to 12/31/2013	$10.16636	$13.34086	0
01/01/2014 to 12/31/2014	$13.34086	$14.34534	0
01/01/2015 to 12/31/2015	$14.34534	$13.89417	0
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.11051	$9.39751	0
01/01/2010 to 12/31/2010	$9.39751	$11.33295	0
01/01/2011 to 12/31/2011	$11.33295	$10.67533	0
01/01/2012 to 12/31/2012	$10.67533	$12.33193	0
01/01/2013 to 12/31/2013	$12.33193	$15.93123	0
01/01/2014 to 12/31/2014	$15.93123	$17.86927	0
01/01/2015 to 12/31/2015	$17.86927	$16.28130	0
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$9.95985	$9.80318	0
01/01/2010 to 12/31/2010	$9.80318	$9.56649	0
01/01/2011 to 12/31/2011	$9.56649	$9.33559	0
01/01/2012 to 12/31/2012	$9.33559	$9.10811	0
01/01/2013 to 12/31/2013	$9.10811	$8.88604	0
01/01/2014 to 12/31/2014	$8.88604	$8.66922	0
01/01/2015 to 12/31/2015	$8.66922	$8.45781	0
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.72941	$9.08838	0
01/01/2010 to 12/31/2010	$9.08838	$10.94487	0
01/01/2011 to 12/31/2011	$10.94487	$10.41300	0
01/01/2012 to 12/31/2012	$10.41300	$11.89859	0
01/01/2013 to 12/31/2013	$11.89859	$16.48496	0
01/01/2014 to 12/31/2014	$16.48496	$18.37486	0
01/01/2015 to 12/31/2015	$18.37486	$16.91607	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02788	$10.05675	0
01/01/2012 to 12/31/2012	$10.05675	$10.28908	0
01/01/2013 to 12/31/2013	$10.28908	$9.75375	0
01/01/2014 to 12/31/2014	$9.75375	$10.00586	0
01/01/2015 to 10/16/2015	$10.00586	$9.91550	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.48151	$10.48396	0
01/01/2010 to 12/31/2010	$10.48396	$13.16163	0
01/01/2011 to 12/31/2011	$13.16163	$13.05765	0
01/01/2012 to 12/31/2012	$13.05765	$14.31598	0
01/01/2013 to 12/31/2013	$14.31598	$18.52170	0
01/01/2014 to 12/31/2014	$18.52170	$19.50454	0
01/01/2015 to 10/16/2015	$19.50454	$19.87356	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.89990	$8.35938	1,535
01/01/2010 to 12/31/2010	$8.35938	$9.80850	1,292
01/01/2011 to 04/29/2011	$9.80850	$10.97293	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99798	$10.26748	1,617
01/01/2013 to 12/31/2013	$10.26748	$11.91180	0
01/01/2014 to 12/31/2014	$11.91180	$12.21841	0
01/01/2015 to 12/31/2015	$12.21841	$11.77229	0
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.14613	$9.02175	2,854
01/01/2010 to 12/31/2010	$9.02175	$10.76214	2,403
01/01/2011 to 12/31/2011	$10.76214	$8.37139	1,077
01/01/2012 to 12/31/2012	$8.37139	$9.63116	1,541
01/01/2013 to 12/31/2013	$9.63116	$9.41710	0
01/01/2014 to 12/31/2014	$9.41710	$8.75705	0
01/01/2015 to 12/31/2015	$8.75705	$7.11427	0
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.92202	$10.30799	1,144
01/01/2010 to 12/31/2010	$10.30799	$11.11975	1,359
01/01/2011 to 12/31/2011	$11.11975	$10.95710	1,018
01/01/2012 to 12/31/2012	$10.95710	$11.79840	182,286
01/01/2013 to 12/31/2013	$11.79840	$12.57096	0
01/01/2014 to 12/31/2014	$12.57096	$12.97264	0
01/01/2015 to 12/31/2015	$12.97264	$12.67442	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01789	$10.05667	0
01/01/2012 to 12/31/2012	$10.05667	$10.50845	54,603
01/01/2013 to 12/31/2013	$10.50845	$10.01491	0
01/01/2014 to 12/31/2014	$10.01491	$10.36282	0
01/01/2015 to 12/31/2015	$10.36282	$10.08303	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.62687	$8.04752	647
01/01/2010 to 12/31/2010	$8.04752	$9.34472	772
01/01/2011 to 12/31/2011	$9.34472	$8.55054	579
01/01/2012 to 12/31/2012	$8.55054	$9.41946	663
01/01/2013 to 12/31/2013	$9.41946	$10.75436	0
01/01/2014 to 12/31/2014	$10.75436	$11.45726	0
01/01/2015 to 12/31/2015	$11.45726	$11.10933	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.33555	$8.03123	0
01/01/2010 to 12/31/2010	$8.03123	$9.01452	0
01/01/2011 to 12/31/2011	$9.01452	$9.09905	0
01/01/2012 to 12/31/2012	$9.09905	$10.54604	0
01/01/2013 to 12/31/2013	$10.54604	$13.62540	0
01/01/2014 to 12/31/2014	$13.62540	$15.58130	0
01/01/2015 to 12/31/2015	$15.58130	$15.66929	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99797	$8.85188	0
01/01/2012 to 12/31/2012	$8.85188	$9.77186	0
01/01/2013 to 12/31/2013	$9.77186	$11.66891	0
01/01/2014 to 12/31/2014	$11.66891	$12.12433	0
01/01/2015 to 12/31/2015	$12.12433	$11.84638	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.41644	$8.79604	6,371
01/01/2010 to 12/31/2010	$8.79604	$9.60436	19,639
01/01/2011 to 12/31/2011	$9.60436	$9.20021	38,254
01/01/2012 to 12/31/2012	$9.20021	$9.89825	0
01/01/2013 to 12/31/2013	$9.89825	$10.85804	0
01/01/2014 to 12/31/2014	$10.85804	$11.13764	0
01/01/2015 to 12/31/2015	$11.13764	$10.84801	0
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$6.73117	$8.24406	4,713
01/01/2010 to 12/31/2010	$8.24406	$9.19665	3,364
01/01/2011 to 12/31/2011	$9.19665	$8.75838	2,250
01/01/2012 to 12/31/2012	$8.75838	$9.90321	0
01/01/2013 to 12/31/2013	$9.90321	$11.40657	0
01/01/2014 to 12/31/2014	$11.40657	$11.73286	0
01/01/2015 to 12/31/2015	$11.73286	$11.38449	0
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$8.04810	$9.86284	536
01/01/2010 to 12/31/2010	$9.86284	$10.75895	3,975
01/01/2011 to 12/31/2011	$10.75895	$10.14206	1,718
01/01/2012 to 12/31/2012	$10.14206	$10.99625	2,206
01/01/2013 to 12/31/2013	$10.99625	$12.27295	270
01/01/2014 to 12/31/2014	$12.27295	$12.33708	0
01/01/2015 to 10/16/2015	$12.33708	$11.92329	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.07749	$9.18366	0
01/01/2010 to 12/31/2010	$9.18366	$11.87580	0
01/01/2011 to 12/31/2011	$11.87580	$10.06727	499
01/01/2012 to 12/31/2012	$10.06727	$11.79281	714
01/01/2013 to 12/31/2013	$11.79281	$16.20078	0
01/01/2014 to 12/31/2014	$16.20078	$16.58656	0
01/01/2015 to 12/31/2015	$16.58656	$16.39800	0
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.43257	$8.42038	0
01/01/2010 to 12/31/2010	$8.42038	$11.20681	0
01/01/2011 to 12/31/2011	$11.20681	$10.82679	0
01/01/2012 to 12/31/2012	$10.82679	$11.84834	0
01/01/2013 to 12/31/2013	$11.84834	$15.62535	0
01/01/2014 to 12/31/2014	$15.62535	$15.82632	0
01/01/2015 to 12/31/2015	$15.82632	$15.56158	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.48765	$9.68953	0
01/01/2010 to 12/31/2010	$9.68953	$11.91066	0
01/01/2011 to 12/31/2011	$11.91066	$10.92602	0
01/01/2012 to 12/31/2012	$10.92602	$12.59493	0
01/01/2013 to 12/31/2013	$12.59493	$16.88377	0
01/01/2014 to 12/31/2014	$16.88377	$17.33974	0
01/01/2015 to 12/31/2015	$17.33974	$16.18759	0
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.48946	$10.24587	6,292
01/01/2010 to 12/31/2010	$10.24587	$11.14913	17,864
01/01/2011 to 12/31/2011	$11.14913	$11.09344	33,224
01/01/2012 to 12/31/2012	$11.09344	$12.28304	64,595
01/01/2013 to 12/31/2013	$12.28304	$14.00067	0
01/01/2014 to 12/31/2014	$14.00067	$14.46232	0
01/01/2015 to 12/31/2015	$14.46232	$14.11540	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$6.12943	$7.81132	0
01/01/2010 to 12/31/2010	$7.81132	$8.63030	0
01/01/2011 to 12/31/2011	$8.63030	$8.28200	0
01/01/2012 to 12/31/2012	$8.28200	$9.47337	0
01/01/2013 to 12/31/2013	$9.47337	$11.98603	0
01/01/2014 to 12/31/2014	$11.98603	$12.56682	0
01/01/2015 to 10/16/2015	$12.56682	$11.57671	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.57703	$8.64499	0
01/01/2010 to 12/31/2010	$8.64499	$9.76777	0
01/01/2011 to 12/31/2011	$9.76777	$9.36837	0
01/01/2012 to 12/31/2012	$9.36837	$10.74651	0
01/01/2013 to 12/31/2013	$10.74651	$15.10048	0
01/01/2014 to 12/31/2014	$15.10048	$15.96161	0
01/01/2015 to 12/31/2015	$15.96161	$17.06472	0
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.64393	$12.84502	0
01/01/2010 to 12/31/2010	$12.84502	$15.09525	0
01/01/2011 to 12/31/2011	$15.09525	$12.53029	0
01/01/2012 to 12/31/2012	$12.53029	$12.66625	0
01/01/2013 to 12/31/2013	$12.66625	$14.25797	0
01/01/2014 to 12/31/2014	$14.25797	$12.74707	0
01/01/2015 to 12/31/2015	$12.74707	$10.04163	0
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.80118	$10.83780	0
01/01/2010 to 12/31/2010	$10.83780	$11.18072	0
01/01/2011 to 12/31/2011	$11.18072	$11.35830	0
01/01/2012 to 12/31/2012	$11.35830	$11.65986	0
01/01/2013 to 12/31/2013	$11.65986	$10.94842	0
01/01/2014 to 12/31/2014	$10.94842	$10.74080	0
01/01/2015 to 12/31/2015	$10.74080	$9.99492	0
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.71485	$8.49624	0
01/01/2010 to 12/31/2010	$8.49624	$9.50233	0
01/01/2011 to 12/31/2011	$9.50233	$8.95055	0
01/01/2012 to 12/31/2012	$8.95055	$9.69301	0
01/01/2013 to 12/31/2013	$9.69301	$11.39556	0
01/01/2014 to 12/31/2014	$11.39556	$11.72954	0
01/01/2015 to 12/31/2015	$11.72954	$11.37104	0
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.34743	$10.04074	0
01/01/2010 to 12/31/2010	$10.04074	$10.55981	0
01/01/2011 to 12/31/2011	$10.55981	$10.92337	0
01/01/2012 to 12/31/2012	$10.92337	$11.49329	33,222
01/01/2013 to 12/31/2013	$11.49329	$11.04549	0
01/01/2014 to 12/31/2014	$11.04549	$11.55162	0
01/01/2015 to 12/31/2015	$11.55162	$11.40922	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.59962	$8.38377	0
01/01/2010 to 12/31/2010	$8.38377	$9.01699	0
01/01/2011 to 12/31/2011	$9.01699	$8.65038	0
01/01/2012 to 09/21/2012	$8.65038	$9.63475	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$7.23821	$9.04891	0
01/01/2010 to 12/31/2010	$9.04891	$10.36114	0
01/01/2011 to 12/31/2011	$10.36114	$10.81113	0
01/01/2012 to 12/31/2012	$10.81113	$11.69219	0
01/01/2013 to 12/31/2013	$11.69219	$14.65269	0
01/01/2014 to 12/31/2014	$14.65269	$15.75730	0
01/01/2015 to 12/31/2015	$15.75730	$16.01307	0
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$7.24648	$8.93814	0
01/01/2010 to 12/31/2010	$8.93814	$10.58556	0
01/01/2011 to 12/31/2011	$10.58556	$10.89578	0
01/01/2012 to 12/31/2012	$10.89578	$12.97860	0
01/01/2013 to 12/31/2013	$12.97860	$17.71053	0
01/01/2014 to 12/31/2014	$17.71053	$19.43158	0
01/01/2015 to 12/31/2015	$19.43158	$19.84661	0
ProFund VP Financials
05/01/2009 to 12/31/2009	$4.49970	$5.88283	0
01/01/2010 to 12/31/2010	$5.88283	$6.36668	0
01/01/2011 to 12/31/2011	$6.36668	$5.35238	0
01/01/2012 to 12/31/2012	$5.35238	$6.51284	0
01/01/2013 to 12/31/2013	$6.51284	$8.39224	0
01/01/2014 to 12/31/2014	$8.39224	$9.24511	0
01/01/2015 to 12/31/2015	$9.24511	$8.88483	0
ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.56425	$9.67034	0
01/01/2010 to 12/31/2010	$9.67034	$9.70289	0
01/01/2011 to 12/31/2011	$9.70289	$10.42399	0
01/01/2012 to 12/31/2012	$10.42399	$11.93924	0
01/01/2013 to 12/31/2013	$11.93924	$16.27921	0
01/01/2014 to 12/31/2014	$16.27921	$19.64620	0
01/01/2015 to 12/31/2015	$19.64620	$20.12976	0
ProFund VP Industrials
05/01/2009 to 12/31/2009	$5.82245	$7.34128	0
01/01/2010 to 12/31/2010	$7.34128	$8.86338	0
01/01/2011 to 12/31/2011	$8.86338	$8.49312	0
01/01/2012 to 12/31/2012	$8.49312	$9.59464	0
01/01/2013 to 12/31/2013	$9.59464	$12.93551	0
01/01/2014 to 12/31/2014	$12.93551	$13.32390	0
01/01/2015 to 12/31/2015	$13.32390	$12.55436	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$6.74965	$8.45456	0
01/01/2010 to 12/31/2010	$8.45456	$9.33599	0
01/01/2011 to 12/31/2011	$9.33599	$9.39381	0
01/01/2012 to 12/31/2012	$9.39381	$10.32981	0
01/01/2013 to 12/31/2013	$10.32981	$13.16841	0
01/01/2014 to 12/31/2014	$13.16841	$14.50810	0
01/01/2015 to 12/31/2015	$14.50810	$14.68594	0
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$5.75866	$7.26970	0
01/01/2010 to 12/31/2010	$7.26970	$8.00701	0
01/01/2011 to 12/31/2011	$8.00701	$7.71216	0
01/01/2012 to 12/31/2012	$7.71216	$8.68390	0
01/01/2013 to 12/31/2013	$8.68390	$11.00466	0
01/01/2014 to 12/31/2014	$11.00466	$11.86077	0
01/01/2015 to 12/31/2015	$11.86077	$11.02349	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$6.58198	$8.32036	0
01/01/2010 to 12/31/2010	$8.32036	$10.42441	0
01/01/2011 to 12/31/2011	$10.42441	$9.87622	0
01/01/2012 to 12/31/2012	$9.87622	$11.11677	0
01/01/2013 to 12/31/2013	$11.11677	$14.15642	0
01/01/2014 to 12/31/2014	$14.15642	$14.62481	0
01/01/2015 to 12/31/2015	$14.62481	$14.30847	0
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$6.39121	$8.20817	0
01/01/2010 to 12/31/2010	$8.20817	$9.64585	0
01/01/2011 to 12/31/2011	$9.64585	$9.04157	0
01/01/2012 to 12/31/2012	$9.04157	$10.28174	0
01/01/2013 to 12/31/2013	$10.28174	$13.25708	0
01/01/2014 to 12/31/2014	$13.25708	$14.25106	0
01/01/2015 to 12/31/2015	$14.25106	$12.75990	0
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$4.70504	$6.84754	0
01/01/2010 to 12/31/2010	$6.84754	$8.33018	0
01/01/2011 to 12/31/2011	$8.33018	$8.51343	0
01/01/2012 to 12/31/2012	$8.51343	$9.73161	0
01/01/2013 to 12/31/2013	$9.73161	$9.50298	0
01/01/2014 to 12/31/2014	$9.50298	$11.59069	0
01/01/2015 to 12/31/2015	$11.59069	$11.34463	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$6.64794	$8.33620	0
01/01/2010 to 12/31/2010	$8.33620	$10.22521	0
01/01/2011 to 12/31/2011	$10.22521	$10.10410	0
01/01/2012 to 12/31/2012	$10.10410	$11.08758	0
01/01/2013 to 12/31/2013	$11.08758	$15.19027	0
01/01/2014 to 12/31/2014	$15.19027	$15.14170	0
01/01/2015 to 12/31/2015	$15.14170	$14.94554	0
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$6.75047	$8.38674	0
01/01/2010 to 12/31/2010	$8.38674	$9.99076	0
01/01/2011 to 12/31/2011	$9.99076	$9.34756	0
01/01/2012 to 12/31/2012	$9.34756	$10.59245	0
01/01/2013 to 12/31/2013	$10.59245	$14.22770	0
01/01/2014 to 12/31/2014	$14.22770	$14.68770	0
01/01/2015 to 12/31/2015	$14.68770	$13.14319	0
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$6.98950	$7.56881	0
01/01/2010 to 12/31/2010	$7.56881	$8.54253	0
01/01/2011 to 12/31/2011	$8.54253	$8.49018	0
01/01/2012 to 12/31/2012	$8.49018	$9.65087	0
01/01/2013 to 12/31/2013	$9.65087	$10.55188	0
01/01/2014 to 12/31/2014	$10.55188	$10.35267	0
01/01/2015 to 12/31/2015	$10.35267	$10.25385	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$6.49044	$7.75237	0
01/01/2010 to 12/31/2010	$7.75237	$8.01335	0
01/01/2011 to 12/31/2011	$8.01335	$9.18718	0
01/01/2012 to 12/31/2012	$9.18718	$8.97529	0
01/01/2013 to 12/31/2013	$8.97529	$9.92217	0
01/01/2014 to 12/31/2014	$9.92217	$12.18591	0
01/01/2015 to 12/31/2015	$12.18591	$11.12745	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97019	$10.55642	123,349
01/01/2007 to 12/31/2007	$10.55642	$11.35167	369,690
01/01/2008 to 12/31/2008	$11.35167	$7.62021	695,199
01/01/2009 to 12/31/2009	$7.62021	$9.33172	2,150,966
01/01/2010 to 12/31/2010	$9.33172	$10.28882	2,575,846
01/01/2011 to 12/31/2011	$10.28882	$9.86254	2,101,519
01/01/2012 to 12/31/2012	$9.86254	$10.93232	2,489,866
01/01/2013 to 12/31/2013	$10.93232	$11.83916	2,357,157
01/01/2014 to 12/31/2014	$11.83916	$12.10359	2,107,812
01/01/2015 to 12/31/2015	$12.10359	$11.53511	1,851,471
AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98891	$10.50011	5,564
01/01/2007 to 12/31/2007	$10.50011	$11.32196	43,349
01/01/2008 to 12/31/2008	$11.32196	$7.82619	205,913
01/01/2009 to 12/31/2009	$7.82619	$9.72595	713,971
01/01/2010 to 12/31/2010	$9.72595	$10.89021	874,964
01/01/2011 to 12/31/2011	$10.89021	$10.73628	804,478
01/01/2012 to 12/31/2012	$10.73628	$12.01516	951,885
01/01/2013 to 12/31/2013	$12.01516	$13.79063	1,046,966
01/01/2014 to 12/31/2014	$13.79063	$14.40963	992,201
01/01/2015 to 12/31/2015	$14.40963	$14.30363	859,475
AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$9.98454	$11.03528	7,764
01/01/2007 to 12/31/2007	$11.03528	$10.85441	10,242
01/01/2008 to 12/31/2008	$10.85441	$6.97484	6,938
01/01/2009 to 12/31/2009	$6.97484	$8.08917	43,136
01/01/2010 to 12/31/2010	$8.08917	$9.06867	66,566
01/01/2011 to 12/31/2011	$9.06867	$9.24936	62,514
01/01/2012 to 05/04/2012	$9.24936	$10.05431	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99874	$10.10622	0
01/01/2014 to 12/31/2014	$10.10622	$9.64085	0
01/01/2015 to 12/31/2015	$9.64085	$8.01969	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.64723	0
01/01/2014 to 12/31/2014	$11.64723	$12.97992	0
01/01/2015 to 12/31/2015	$12.97992	$13.00246	0
AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97960	$10.51282	44,997
01/01/2007 to 12/31/2007	$10.51282	$11.29102	128,575
01/01/2008 to 12/31/2008	$11.29102	$7.92738	621,007
01/01/2009 to 12/31/2009	$7.92738	$9.62505	3,063,742
01/01/2010 to 12/31/2010	$9.62505	$10.64526	3,682,992
01/01/2011 to 12/31/2011	$10.64526	$10.35559	3,322,498
01/01/2012 to 12/31/2012	$10.35559	$11.46953	3,882,270
01/01/2013 to 12/31/2013	$11.46953	$13.28773	3,646,597
01/01/2014 to 12/31/2014	$13.28773	$13.93828	3,426,570
01/01/2015 to 12/31/2015	$13.93828	$13.79086	3,276,761

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99874	$9.17470	12,347
01/01/2012 to 12/31/2012	$9.17470	$10.10920	31,405
01/01/2013 to 12/31/2013	$10.10920	$11.03529	30,725
01/01/2014 to 12/31/2014	$11.03529	$11.39883	30,059
01/01/2015 to 12/31/2015	$11.39883	$10.88804	21,076
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99874	$10.50915	269
01/01/2014 to 12/31/2014	$10.50915	$10.71899	9,492
01/01/2015 to 12/31/2015	$10.71899	$10.58404	7,017
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.98034	$10.17953	11,376
01/01/2007 to 12/31/2007	$10.17953	$10.70491	12,500
01/01/2008 to 12/31/2008	$10.70491	$10.65895	15,064
01/01/2009 to 12/31/2009	$10.65895	$11.56999	63,137
01/01/2010 to 12/31/2010	$11.56999	$11.83776	74,666
01/01/2011 to 12/31/2011	$11.83776	$11.91937	67,893
01/01/2012 to 12/31/2012	$11.91937	$12.28836	88,368
01/01/2013 to 12/31/2013	$12.28836	$11.83763	87,309
01/01/2014 to 12/31/2014	$11.83763	$11.64560	69,147
01/01/2015 to 12/31/2015	$11.64560	$11.52330	61,484
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97139	$10.31233	46,424
01/01/2007 to 12/31/2007	$10.31233	$10.99780	72,773
01/01/2008 to 12/31/2008	$10.99780	$10.58517	122,413
01/01/2009 to 12/31/2009	$10.58517	$12.14622	586,106
01/01/2010 to 12/31/2010	$12.14622	$12.88400	825,811
01/01/2011 to 12/31/2011	$12.88400	$13.09095	687,328
01/01/2012 to 12/31/2012	$13.09095	$14.09248	797,218
01/01/2013 to 12/31/2013	$14.09248	$13.62239	816,650
01/01/2014 to 12/31/2014	$13.62239	$13.98210	753,810
01/01/2015 to 12/31/2015	$13.98210	$13.47848	640,334
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14551	$10.30208	1,196
01/01/2010 to 12/31/2010	$10.30208	$11.53709	8,663
01/01/2011 to 12/31/2011	$11.53709	$10.69415	8,707
01/01/2012 to 12/31/2012	$10.69415	$11.92429	8,283
01/01/2013 to 12/31/2013	$11.92429	$15.43293	7,420
01/01/2014 to 12/31/2014	$15.43293	$16.75750	4,177
01/01/2015 to 12/31/2015	$16.75750	$15.71537	4,217
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97990	$10.61483	59,043
01/01/2007 to 12/31/2007	$10.61483	$11.46891	274,954
01/01/2008 to 12/31/2008	$11.46891	$7.34781	407,004
01/01/2009 to 12/31/2009	$7.34781	$9.06844	2,083,500
01/01/2010 to 12/31/2010	$9.06844	$10.12452	2,802,840
01/01/2011 to 12/31/2011	$10.12452	$9.72831	2,138,495
01/01/2012 to 12/31/2012	$9.72831	$10.89425	2,637,947
01/01/2013 to 12/31/2013	$10.89425	$13.16116	2,762,707
01/01/2014 to 12/31/2014	$13.16116	$13.86689	2,841,559
01/01/2015 to 12/31/2015	$13.86689	$13.72816	2,647,090
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99874	$11.67557	2,447
01/01/2014 to 12/31/2014	$11.67557	$13.06215	4,731
01/01/2015 to 12/31/2015	$13.06215	$12.40337	3,625

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$9.88717	$12.12913	3,923
01/01/2007 to 12/31/2007	$12.12913	$9.56185	13,003
01/01/2008 to 12/31/2008	$9.56185	$6.11539	9,232
01/01/2009 to 12/31/2009	$6.11539	$7.94483	16,815
01/01/2010 to 12/31/2010	$7.94483	$10.06834	44,201
01/01/2011 to 12/31/2011	$10.06834	$10.56835	39,921
01/01/2012 to 12/31/2012	$10.56835	$12.00411	46,945
01/01/2013 to 12/31/2013	$12.00411	$12.19121	53,132
01/01/2014 to 12/31/2014	$12.19121	$15.71649	53,194
01/01/2015 to 12/31/2015	$15.71649	$16.22632	43,570
AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.98301	$10.46536	5,167
01/01/2007 to 12/31/2007	$10.46536	$8.47377	25,216
01/01/2008 to 07/18/2008	$8.47377	$7.76928	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99874	$9.69767	0
01/01/2014 to 12/31/2014	$9.69767	$10.03693	18,998
01/01/2015 to 12/31/2015	$10.03693	$9.87409	5,801
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10364	$7.51323	12,377
01/01/2009 to 12/31/2009	$7.51323	$8.96936	223,011
01/01/2010 to 12/31/2010	$8.96936	$10.00929	273,406
01/01/2011 to 12/31/2011	$10.00929	$9.61303	223,829
01/01/2012 to 12/31/2012	$9.61303	$10.75680	380,020
01/01/2013 to 12/31/2013	$10.75680	$12.62893	421,965
01/01/2014 to 12/31/2014	$12.62893	$13.14744	411,577
01/01/2015 to 10/16/2015	$13.14744	$13.12804	0
AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$9.99874	$10.53609	16,023
01/01/2007 to 12/31/2007	$10.53609	$11.26222	22,693
01/01/2008 to 12/31/2008	$11.26222	$7.26552	321,142
01/01/2009 to 12/31/2009	$7.26552	$8.86111	1,105,631
01/01/2010 to 12/31/2010	$8.86111	$9.97923	1,387,358
01/01/2011 to 12/31/2011	$9.97923	$9.67928	1,202,340
01/01/2012 to 12/31/2012	$9.67928	$10.54500	1,175,200
01/01/2013 to 12/31/2013	$10.54500	$11.91681	1,177,186
01/01/2014 to 12/31/2014	$11.91681	$12.10476	1,003,578
01/01/2015 to 12/31/2015	$12.10476	$12.03800	1,008,300
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99874	$7.47746	7,157
01/01/2009 to 11/13/2009	$7.47746	$8.37230	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.75732	878,502
01/01/2013 to 12/31/2013	$10.75732	$13.18547	900,495
01/01/2014 to 12/31/2014	$13.18547	$13.39678	881,229
01/01/2015 to 10/16/2015	$13.39678	$12.84934	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99874	$10.82584	26,064
01/01/2014 to 12/31/2014	$10.82584	$10.93338	25,751
01/01/2015 to 10/16/2015	$10.93338	$10.44648	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17542	$6.11700	0
01/01/2009 to 12/31/2009	$6.11700	$8.13797	17,240
01/01/2010 to 12/31/2010	$8.13797	$9.63255	32,735
01/01/2011 to 12/31/2011	$9.63255	$9.00776	26,134
01/01/2012 to 12/31/2012	$9.00776	$11.24753	38,666
01/01/2013 to 12/31/2013	$11.24753	$11.55735	42,626
01/01/2014 to 12/31/2014	$11.55735	$12.96554	28,977
01/01/2015 to 12/31/2015	$12.96554	$12.75614	38,798
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$9.93510	$10.26259	9,754
01/01/2007 to 12/31/2007	$10.26259	$11.51919	25,125
01/01/2008 to 12/31/2008	$11.51919	$6.77534	31,835
01/01/2009 to 12/31/2009	$6.77534	$9.96770	154,802
01/01/2010 to 12/31/2010	$9.96770	$10.82533	158,834
01/01/2011 to 12/31/2011	$10.82533	$10.23845	111,586
01/01/2012 to 12/31/2012	$10.23845	$12.07463	130,549
01/01/2013 to 12/31/2013	$12.07463	$15.42640	129,080
01/01/2014 to 02/07/2014	$15.42640	$15.17806	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96069	$11.04566	2,860
01/01/2007 to 12/31/2007	$11.04566	$11.43381	8,404
01/01/2008 to 12/31/2008	$11.43381	$6.67776	18,344
01/01/2009 to 12/31/2009	$6.67776	$7.83769	57,631
01/01/2010 to 12/31/2010	$7.83769	$8.71263	77,727
01/01/2011 to 12/31/2011	$8.71263	$8.10638	66,996
01/01/2012 to 12/31/2012	$8.10638	$9.55241	82,548
01/01/2013 to 12/31/2013	$9.55241	$12.56185	96,035
01/01/2014 to 12/31/2014	$12.56185	$13.99459	82,653
01/01/2015 to 12/31/2015	$13.99459	$13.14413	147,368
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.95809	$9.87709	3,805
01/01/2007 to 12/31/2007	$9.87709	$11.60729	22,091
01/01/2008 to 12/31/2008	$11.60729	$6.76729	27,464
01/01/2009 to 12/31/2009	$6.76729	$10.46870	142,166
01/01/2010 to 12/31/2010	$10.46870	$12.35275	135,150
01/01/2011 to 12/31/2011	$12.35275	$11.80230	98,379
01/01/2012 to 12/31/2012	$11.80230	$13.90165	133,595
01/01/2013 to 12/31/2013	$13.90165	$18.09631	126,917
01/01/2014 to 12/31/2014	$18.09631	$19.87432	111,842
01/01/2015 to 12/31/2015	$19.87432	$18.45832	154,977
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08931	$7.62229	79,582
01/01/2009 to 12/31/2009	$7.62229	$9.26113	812,786
01/01/2010 to 12/31/2010	$9.26113	$10.17744	1,042,665
01/01/2011 to 12/31/2011	$10.17744	$9.97148	985,917
01/01/2012 to 12/31/2012	$9.97148	$10.81372	1,086,829
01/01/2013 to 12/31/2013	$10.81372	$11.69444	1,060,006
01/01/2014 to 12/31/2014	$11.69444	$11.98130	1,009,573
01/01/2015 to 12/31/2015	$11.98130	$11.69120	950,689
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03362	$7.64384	114
01/01/2009 to 12/31/2009	$7.64384	$9.54810	73,435
01/01/2010 to 12/31/2010	$9.54810	$11.91907	79,799
01/01/2011 to 12/31/2011	$11.91907	$11.89024	58,242
01/01/2012 to 12/31/2012	$11.89024	$13.54566	77,494
01/01/2013 to 12/31/2013	$13.54566	$18.51615	71,769
01/01/2014 to 12/31/2014	$18.51615	$19.54602	66,475
01/01/2015 to 12/31/2015	$19.54602	$18.19013	60,568

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.94943	$11.02776	22,105
01/01/2007 to 12/31/2007	$11.02776	$10.98653	36,086
01/01/2008 to 12/31/2008	$10.98653	$6.78317	43,048
01/01/2009 to 12/31/2009	$6.78317	$7.89930	47,189
01/01/2010 to 12/31/2010	$7.89930	$8.74662	42,445
01/01/2011 to 12/31/2011	$8.74662	$8.57090	37,974
01/01/2012 to 12/31/2012	$8.57090	$9.57090	40,666
01/01/2013 to 12/31/2013	$9.57090	$12.68859	30,612
01/01/2014 to 12/31/2014	$12.68859	$12.68959	29,194
01/01/2015 to 12/31/2015	$12.68959	$11.73818	29,586
AST High Yield Portfolio
05/01/2006 to 12/31/2006	$9.99874	$10.57653	21,786
01/01/2007 to 12/31/2007	$10.57653	$10.67274	27,118
01/01/2008 to 12/31/2008	$10.67274	$7.82524	28,210
01/01/2009 to 12/31/2009	$7.82524	$10.44540	70,653
01/01/2010 to 12/31/2010	$10.44540	$11.67447	101,020
01/01/2011 to 12/31/2011	$11.67447	$11.86124	82,294
01/01/2012 to 12/31/2012	$11.86124	$13.30052	94,302
01/01/2013 to 12/31/2013	$13.30052	$14.03791	103,226
01/01/2014 to 12/31/2014	$14.03791	$14.17716	101,255
01/01/2015 to 12/31/2015	$14.17716	$13.46328	84,451
AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99225	$10.61561	20,644
01/01/2007 to 12/31/2007	$10.61561	$12.44440	31,081
01/01/2008 to 12/31/2008	$12.44440	$6.09868	36,868
01/01/2009 to 12/31/2009	$6.09868	$8.12488	54,223
01/01/2010 to 12/31/2010	$8.12488	$9.16080	53,039
01/01/2011 to 12/31/2011	$9.16080	$7.85528	48,202
01/01/2012 to 12/31/2012	$7.85528	$9.31060	56,081
01/01/2013 to 12/31/2013	$9.31060	$10.91573	48,202
01/01/2014 to 12/31/2014	$10.91573	$10.15523	58,115
01/01/2015 to 12/31/2015	$10.15523	$10.31507	75,899
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01040	$10.87892	14,620
01/01/2007 to 12/31/2007	$10.87892	$12.61913	60,104
01/01/2008 to 12/31/2008	$12.61913	$6.95843	40,911
01/01/2009 to 12/31/2009	$6.95843	$8.94211	52,523
01/01/2010 to 12/31/2010	$8.94211	$9.78154	50,490
01/01/2011 to 12/31/2011	$9.78154	$8.42354	41,000
01/01/2012 to 12/31/2012	$8.42354	$9.67819	51,018
01/01/2013 to 12/31/2013	$9.67819	$11.38578	36,232
01/01/2014 to 12/31/2014	$11.38578	$10.46042	45,659
01/01/2015 to 12/31/2015	$10.46042	$10.38491	59,695
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11182	$7.14571	19,611
01/01/2009 to 12/31/2009	$7.14571	$8.91307	373,383
01/01/2010 to 12/31/2010	$8.91307	$9.98987	513,492
01/01/2011 to 12/31/2011	$9.98987	$9.78156	407,142
01/01/2012 to 12/31/2012	$9.78156	$10.94038	579,678
01/01/2013 to 12/31/2013	$10.94038	$12.52756	706,243
01/01/2014 to 12/31/2014	$12.52756	$13.12146	694,440
01/01/2015 to 12/31/2015	$13.12146	$12.78586	662,304

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$9.99874	$10.59240	11,664
01/01/2007 to 12/31/2007	$10.59240	$11.41442	25,943
01/01/2008 to 12/31/2008	$11.41442	$6.58885	34,462
01/01/2009 to 12/31/2009	$6.58885	$8.81640	115,193
01/01/2010 to 12/31/2010	$8.81640	$9.30432	194,754
01/01/2011 to 12/31/2011	$9.30432	$8.32407	147,972
01/01/2012 to 12/31/2012	$8.32407	$9.99280	169,924
01/01/2013 to 12/31/2013	$9.99280	$11.35179	163,460
01/01/2014 to 12/31/2014	$11.35179	$10.46701	167,855
01/01/2015 to 12/31/2015	$10.46701	$10.01918	147,902
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.96739	$10.54879	0
01/01/2007 to 12/31/2007	$10.54879	$10.58861	11,073
01/01/2008 to 12/31/2008	$10.58861	$8.59008	262,160
01/01/2009 to 12/31/2009	$8.59008	$10.32164	780,192
01/01/2010 to 12/31/2010	$10.32164	$10.90809	784,859
01/01/2011 to 12/31/2011	$10.90809	$10.76681	646,095
01/01/2012 to 12/31/2012	$10.76681	$11.73884	765,793
01/01/2013 to 12/31/2013	$11.73884	$12.83500	770,008
01/01/2014 to 12/31/2014	$12.83500	$13.32780	745,478
01/01/2015 to 12/31/2015	$13.32780	$13.10037	663,092
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08412	$10.29227	919
01/01/2010 to 12/31/2010	$10.29227	$11.28218	4,167
01/01/2011 to 12/31/2011	$11.28218	$11.18383	4,148
01/01/2012 to 12/31/2012	$11.18383	$12.68552	10,437
01/01/2013 to 12/31/2013	$12.68552	$17.05068	10,348
01/01/2014 to 12/31/2014	$17.05068	$18.38625	18,359
01/01/2015 to 12/31/2015	$18.38625	$20.03101	28,336
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96006	$11.02379	23,977
01/01/2007 to 12/31/2007	$11.02379	$10.53044	50,884
01/01/2008 to 12/31/2008	$10.53044	$6.06725	42,910
01/01/2009 to 12/31/2009	$6.06725	$7.13569	74,352
01/01/2010 to 12/31/2010	$7.13569	$7.95146	75,923
01/01/2011 to 12/31/2011	$7.95146	$7.50265	55,100
01/01/2012 to 12/31/2012	$7.50265	$8.63555	68,452
01/01/2013 to 12/31/2013	$8.63555	$11.89344	70,242
01/01/2014 to 12/31/2014	$11.89344	$13.32180	70,300
01/01/2015 to 12/31/2015	$13.32180	$12.09053	65,957
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.94821	$10.22734	24,578
01/01/2007 to 12/31/2007	$10.22734	$11.57756	47,959
01/01/2008 to 12/31/2008	$11.57756	$6.42308	71,204
01/01/2009 to 12/31/2009	$6.42308	$8.20734	141,702
01/01/2010 to 12/31/2010	$8.20734	$9.67845	178,562
01/01/2011 to 12/31/2011	$9.67845	$9.44386	140,635
01/01/2012 to 12/31/2012	$9.44386	$10.44016	169,368
01/01/2013 to 12/31/2013	$10.44016	$14.04478	151,116
01/01/2014 to 12/31/2014	$14.04478	$15.29509	251,946
01/01/2015 to 12/31/2015	$15.29509	$16.57858	199,902

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$9.99874	$10.49063	0
01/01/2007 to 12/31/2007	$10.49063	$10.95860	3,776
01/01/2008 to 12/31/2008	$10.95860	$8.28202	5,768
01/01/2009 to 12/31/2009	$8.28202	$10.97774	42,694
01/01/2010 to 12/31/2010	$10.97774	$12.26034	61,460
01/01/2011 to 12/31/2011	$12.26034	$13.30142	62,136
01/01/2012 to 12/31/2012	$13.30142	$13.87485	96,609
01/01/2013 to 12/31/2013	$13.87485	$13.38979	95,244
01/01/2014 to 12/31/2014	$13.38979	$14.02778	99,005
01/01/2015 to 12/31/2015	$14.02778	$13.73297	94,952
AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$9.96027	$11.11545	3,717
01/01/2007 to 12/31/2007	$11.11545	$11.97391	11,530
01/01/2008 to 12/31/2008	$11.97391	$7.78320	15,980
01/01/2009 to 12/31/2009	$7.78320	$10.07929	55,620
01/01/2010 to 12/31/2010	$10.07929	$11.12120	75,614
01/01/2011 to 12/31/2011	$11.12120	$10.60861	66,359
01/01/2012 to 12/31/2012	$10.60861	$12.85735	67,795
01/01/2013 to 12/31/2013	$12.85735	$16.15990	66,225
01/01/2014 to 12/31/2014	$16.15990	$16.49088	76,261
01/01/2015 to 12/31/2015	$16.49088	$16.00119	88,715
AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$9.93185	$10.39379	0
01/01/2007 to 12/31/2007	$10.39379	$11.78062	1,145
01/01/2008 to 12/31/2008	$11.78062	$7.38927	18,331
01/01/2009 to 12/31/2009	$7.38927	$9.04493	36,854
01/01/2010 to 12/31/2010	$9.04493	$10.04560	45,607
01/01/2011 to 12/31/2011	$10.04560	$9.83366	30,153
01/01/2012 to 12/31/2012	$9.83366	$11.33774	41,551
01/01/2013 to 12/31/2013	$11.33774	$15.26288	32,756
01/01/2014 to 12/31/2014	$15.26288	$16.33895	28,605
01/01/2015 to 12/31/2015	$16.33895	$17.25257	36,469
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.20155	0
01/01/2013 to 12/31/2013	$10.20155	$13.51211	0
01/01/2014 to 12/31/2014	$13.51211	$14.66544	0
01/01/2015 to 12/31/2015	$14.66544	$14.33715	32,315
AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.92917	$10.41366	7,439
01/01/2007 to 12/31/2007	$10.41366	$10.53613	16,196
01/01/2008 to 12/31/2008	$10.53613	$6.41960	22,016
01/01/2009 to 12/31/2009	$6.41960	$8.77984	46,606
01/01/2010 to 12/31/2010	$8.77984	$10.68701	61,888
01/01/2011 to 12/31/2011	$10.68701	$10.16087	48,135
01/01/2012 to 12/31/2012	$10.16087	$11.84769	37,541
01/01/2013 to 12/31/2013	$11.84769	$15.44877	34,336
01/01/2014 to 12/31/2014	$15.44877	$17.49037	25,687
01/01/2015 to 12/31/2015	$17.49037	$16.08516	38,761

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99991	$10.21812	13,778
01/01/2007 to 12/31/2007	$10.21812	$10.55481	87,537
01/01/2008 to 12/31/2008	$10.55481	$10.65447	162,118
01/01/2009 to 12/31/2009	$10.65447	$10.51751	211,045
01/01/2010 to 12/31/2010	$10.51751	$10.35969	214,120
01/01/2011 to 12/31/2011	$10.35969	$10.20379	253,055
01/01/2012 to 12/31/2012	$10.20379	$10.04893	207,762
01/01/2013 to 12/31/2013	$10.04893	$9.89558	156,244
01/01/2014 to 12/31/2014	$9.89558	$9.74467	170,985
01/01/2015 to 12/31/2015	$9.74467	$9.59559	158,248
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.03587	$10.17022	7,025
01/01/2007 to 12/31/2007	$10.17022	$10.33156	14,144
01/01/2008 to 12/31/2008	$10.33156	$5.87444	31,425
01/01/2009 to 12/31/2009	$5.87444	$8.13599	58,958
01/01/2010 to 12/31/2010	$8.13599	$9.88948	87,635
01/01/2011 to 12/31/2011	$9.88948	$9.49682	61,938
01/01/2012 to 12/31/2012	$9.49682	$10.95341	75,072
01/01/2013 to 12/31/2013	$10.95341	$15.31735	75,756
01/01/2014 to 12/31/2014	$15.31735	$17.23301	76,157
01/01/2015 to 12/31/2015	$17.23301	$16.01339	77,633
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02865	$10.07295	0
01/01/2012 to 12/31/2012	$10.07295	$10.40226	1,214
01/01/2013 to 12/31/2013	$10.40226	$9.95324	7,426
01/01/2014 to 12/31/2014	$9.95324	$10.30625	5,911
01/01/2015 to 10/16/2015	$10.30625	$10.28872	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.96512	$10.21327	10,990
01/01/2007 to 12/31/2007	$10.21327	$12.28959	22,218
01/01/2008 to 12/31/2008	$12.28959	$6.87585	29,602
01/01/2009 to 12/31/2009	$6.87585	$8.78786	59,462
01/01/2010 to 12/31/2010	$8.78786	$11.13543	85,266
01/01/2011 to 12/31/2011	$11.13543	$11.15065	65,249
01/01/2012 to 12/31/2012	$11.15065	$12.33993	59,564
01/01/2013 to 12/31/2013	$12.33993	$16.11432	56,932
01/01/2014 to 12/31/2014	$16.11432	$17.12818	47,773
01/01/2015 to 10/16/2015	$17.12818	$17.58142	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.98815	$9.45733	200
01/01/2007 to 12/31/2007	$9.45733	$11.05501	3,313
01/01/2008 to 12/31/2008	$11.05501	$6.25525	6,094
01/01/2009 to 12/31/2009	$6.25525	$7.54954	50,286
01/01/2010 to 12/31/2010	$7.54954	$8.94111	91,105
01/01/2011 to 04/29/2011	$8.94111	$10.03294	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.33248	72,273
01/01/2013 to 12/31/2013	$10.33248	$12.09919	81,104
01/01/2014 to 12/31/2014	$12.09919	$12.52682	76,209
01/01/2015 to 12/31/2015	$12.52682	$12.18243	56,696

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10148	$5.57715	1,320
01/01/2009 to 12/31/2009	$5.57715	$9.14495	96,285
01/01/2010 to 12/31/2010	$9.14495	$11.01080	178,201
01/01/2011 to 12/31/2011	$11.01080	$8.64490	127,900
01/01/2012 to 12/31/2012	$8.64490	$10.03905	170,398
01/01/2013 to 12/31/2013	$10.03905	$9.90790	177,093
01/01/2014 to 12/31/2014	$9.90790	$9.29973	167,043
01/01/2015 to 12/31/2015	$9.29973	$7.62587	146,613
AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97932	$10.42580	5,170
01/01/2007 to 12/31/2007	$10.42580	$11.16097	43,748
01/01/2008 to 12/31/2008	$11.16097	$8.84892	427,553
01/01/2009 to 12/31/2009	$8.84892	$10.45993	1,594,790
01/01/2010 to 12/31/2010	$10.45993	$11.38917	1,966,370
01/01/2011 to 12/31/2011	$11.38917	$11.32728	1,970,053
01/01/2012 to 12/31/2012	$11.32728	$12.31131	2,050,090
01/01/2013 to 12/31/2013	$12.31131	$13.24018	1,961,922
01/01/2014 to 12/31/2014	$13.24018	$13.79108	1,717,539
01/01/2015 to 12/31/2015	$13.79108	$13.60014	1,601,746
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01866	$10.07285	229
01/01/2012 to 12/31/2012	$10.07285	$10.62414	14,677
01/01/2013 to 12/31/2013	$10.62414	$10.21994	9,794
01/01/2014 to 12/31/2014	$10.21994	$10.67386	37,904
01/01/2015 to 12/31/2015	$10.67386	$10.48277	24,110
AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$9.99874	$10.31485	11,551
01/01/2007 to 12/31/2007	$10.31485	$11.31636	46,662
01/01/2008 to 12/31/2008	$11.31636	$6.60696	85,537
01/01/2009 to 12/31/2009	$6.60696	$8.19609	646,698
01/01/2010 to 12/31/2010	$8.19609	$9.60610	804,993
01/01/2011 to 12/31/2011	$9.60610	$8.87180	574,380
01/01/2012 to 12/31/2012	$8.87180	$9.86507	824,290
01/01/2013 to 12/31/2013	$9.86507	$11.36842	921,191
01/01/2014 to 12/31/2014	$11.36842	$12.22460	985,014
01/01/2015 to 12/31/2015	$12.22460	$11.96425	1,789,212
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99874	$9.61277	1,148
01/01/2014 to 12/31/2014	$9.61277	$9.23266	1,151
01/01/2015 to 12/31/2015	$9.23266	$7.56033	1,415
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.68682	0
01/01/2014 to 12/31/2014	$11.68682	$13.26253	0
01/01/2015 to 12/31/2015	$13.26253	$13.26158	0
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$9.95097	$10.74043	4,815
01/01/2007 to 12/31/2007	$10.74043	$10.79584	20,553
01/01/2008 to 12/31/2008	$10.79584	$6.51497	19,658
01/01/2009 to 12/31/2009	$6.51497	$7.81555	32,499
01/01/2010 to 12/31/2010	$7.81555	$8.85453	48,270
01/01/2011 to 12/31/2011	$8.85453	$9.02103	30,829
01/01/2012 to 12/31/2012	$9.02103	$10.55351	36,633
01/01/2013 to 12/31/2013	$10.55351	$13.76244	47,908
01/01/2014 to 12/31/2014	$13.76244	$15.88513	64,765
01/01/2015 to 12/31/2015	$15.88513	$16.12431	77,168

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99874	$8.90747	0
01/01/2012 to 12/31/2012	$8.90747	$9.92541	0
01/01/2013 to 12/31/2013	$9.92541	$11.96308	0
01/01/2014 to 12/31/2014	$11.96308	$12.54626	0
01/01/2015 to 12/31/2015	$12.54626	$12.37340	0
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08113	$7.35283	68,896
01/01/2009 to 12/31/2009	$7.35283	$8.93400	536,030
01/01/2010 to 12/31/2010	$8.93400	$9.84613	831,731
01/01/2011 to 12/31/2011	$9.84613	$9.51998	730,250
01/01/2012 to 12/31/2012	$9.51998	$10.33838	890,396
01/01/2013 to 12/31/2013	$10.33838	$11.44699	809,381
01/01/2014 to 12/31/2014	$11.44699	$11.85150	767,128
01/01/2015 to 12/31/2015	$11.85150	$11.65125	756,805
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09931	$6.70326	37,290
01/01/2009 to 12/31/2009	$6.70326	$8.37330	370,215
01/01/2010 to 12/31/2010	$8.37330	$9.42811	570,272
01/01/2011 to 12/31/2011	$9.42811	$9.06262	409,360
01/01/2012 to 12/31/2012	$9.06262	$10.34330	595,387
01/01/2013 to 12/31/2013	$10.34330	$12.02494	702,432
01/01/2014 to 12/31/2014	$12.02494	$12.48462	675,046
01/01/2015 to 12/31/2015	$12.48462	$12.22738	1,187,883
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98449	$10.58114	0
01/01/2007 to 12/31/2007	$10.58114	$11.34807	190
01/01/2008 to 12/31/2008	$11.34807	$7.80093	30,118
01/01/2009 to 12/31/2009	$7.80093	$9.78770	406,471
01/01/2010 to 12/31/2010	$9.78770	$10.77678	658,939
01/01/2011 to 12/31/2011	$10.77678	$10.25384	567,859
01/01/2012 to 12/31/2012	$10.25384	$11.22172	694,897
01/01/2013 to 12/31/2013	$11.22172	$12.64168	713,094
01/01/2014 to 12/31/2014	$12.64168	$12.82666	692,593
01/01/2015 to 10/16/2015	$12.82666	$12.48826	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.99874	$9.95782	9,009
01/01/2007 to 12/31/2007	$9.95782	$10.90438	19,803
01/01/2008 to 12/31/2008	$10.90438	$6.00326	20,019
01/01/2009 to 12/31/2009	$6.00326	$7.84248	57,873
01/01/2010 to 12/31/2010	$7.84248	$10.23628	43,370
01/01/2011 to 12/31/2011	$10.23628	$8.75847	77,555
01/01/2012 to 12/31/2012	$8.75847	$10.35593	108,841
01/01/2013 to 12/31/2013	$10.35593	$14.35979	101,834
01/01/2014 to 12/31/2014	$14.35979	$14.83925	101,094
01/01/2015 to 12/31/2015	$14.83925	$14.80787	74,566
AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90522	$9.92188	3,095
01/01/2007 to 12/31/2007	$9.92188	$10.46833	4,609
01/01/2008 to 12/31/2008	$10.46833	$6.70061	6,105
01/01/2009 to 12/31/2009	$6.70061	$8.83559	27,085
01/01/2010 to 12/31/2010	$8.83559	$11.86932	54,733
01/01/2011 to 12/31/2011	$11.86932	$11.57388	49,803
01/01/2012 to 12/31/2012	$11.57388	$12.78458	48,474
01/01/2013 to 12/31/2013	$12.78458	$17.01765	55,170
01/01/2014 to 12/31/2014	$17.01765	$17.39792	45,141
01/01/2015 to 12/31/2015	$17.39792	$17.26689	52,378

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.99256	$10.47191	9,684
01/01/2007 to 12/31/2007	$10.47191	$9.73292	25,001
01/01/2008 to 12/31/2008	$9.73292	$6.73606	53,218
01/01/2009 to 12/31/2009	$6.73606	$8.42432	63,865
01/01/2010 to 12/31/2010	$8.42432	$10.45223	66,125
01/01/2011 to 12/31/2011	$10.45223	$9.67773	66,105
01/01/2012 to 12/31/2012	$9.67773	$11.26057	71,613
01/01/2013 to 12/31/2013	$11.26057	$15.23609	69,375
01/01/2014 to 12/31/2014	$15.23609	$15.79392	62,703
01/01/2015 to 12/31/2015	$15.79392	$14.88253	65,477
AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.96827	$10.63917	0
01/01/2007 to 12/31/2007	$10.63917	$11.13836	4,854
01/01/2008 to 12/31/2008	$11.13836	$8.12262	352,362
01/01/2009 to 12/31/2009	$8.12262	$9.92935	1,629,869
01/01/2010 to 12/31/2010	$9.92935	$10.90571	2,057,043
01/01/2011 to 12/31/2011	$10.90571	$10.95260	1,802,519
01/01/2012 to 12/31/2012	$10.95260	$12.24090	2,161,067
01/01/2013 to 12/31/2013	$12.24090	$14.08325	2,221,053
01/01/2014 to 12/31/2014	$14.08325	$14.68366	2,111,106
01/01/2015 to 12/31/2015	$14.68366	$14.46568	2,285,433
AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$9.95058	$11.08082	1,191
01/01/2007 to 12/31/2007	$11.08082	$10.52167	16,298
01/01/2008 to 12/31/2008	$10.52167	$6.02125	19,069
01/01/2009 to 12/31/2009	$6.02125	$7.34030	79,459
01/01/2010 to 12/31/2010	$7.34030	$8.18554	107,239
01/01/2011 to 12/31/2011	$8.18554	$7.92860	83,027
01/01/2012 to 12/31/2012	$7.92860	$9.15434	100,191
01/01/2013 to 12/31/2013	$9.15434	$11.69068	85,930
01/01/2014 to 12/31/2014	$11.69068	$12.37186	81,795
01/01/2015 to 10/16/2015	$12.37186	$11.48149	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.94026	$10.47609	17,449
01/01/2007 to 12/31/2007	$10.47609	$11.16482	24,266
01/01/2008 to 12/31/2008	$11.16482	$6.53413	25,422
01/01/2009 to 12/31/2009	$6.53413	$9.86862	92,324
01/01/2010 to 12/31/2010	$9.86862	$11.25440	131,302
01/01/2011 to 12/31/2011	$11.25440	$10.89495	102,940
01/01/2012 to 12/31/2012	$10.89495	$12.61485	127,224
01/01/2013 to 12/31/2013	$12.61485	$17.89146	112,259
01/01/2014 to 12/31/2014	$17.89146	$19.08873	97,030
01/01/2015 to 12/31/2015	$19.08873	$20.59874	95,683
AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$10.14759	$9.83697	22,607
01/01/2007 to 12/31/2007	$9.83697	$13.60991	52,211
01/01/2008 to 12/31/2008	$13.60991	$6.70277	83,326
01/01/2009 to 12/31/2009	$6.70277	$9.85783	220,418
01/01/2010 to 12/31/2010	$9.85783	$11.69296	312,377
01/01/2011 to 12/31/2011	$11.69296	$9.79692	228,194
01/01/2012 to 12/31/2012	$9.79692	$9.99607	277,911
01/01/2013 to 12/31/2013	$9.99607	$11.35752	251,646
01/01/2014 to 12/31/2014	$11.35752	$10.24897	239,718
01/01/2015 to 12/31/2015	$10.24897	$8.14936	205,711

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.98973	$10.30713	7,400
01/01/2007 to 12/31/2007	$10.30713	$11.12805	9,611
01/01/2008 to 12/31/2008	$11.12805	$10.69133	13,221
01/01/2009 to 12/31/2009	$10.69133	$11.80367	41,934
01/01/2010 to 12/31/2010	$11.80367	$12.29119	73,954
01/01/2011 to 12/31/2011	$12.29119	$12.60300	85,891
01/01/2012 to 12/31/2012	$12.60300	$13.05891	105,085
01/01/2013 to 12/31/2013	$13.05891	$12.37691	72,726
01/01/2014 to 12/31/2014	$12.37691	$12.25586	44,843
01/01/2015 to 12/31/2015	$12.25586	$11.51141	41,214
AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$9.97083	$10.66139	54,966
01/01/2007 to 12/31/2007	$10.66139	$11.50135	104,742
01/01/2008 to 12/31/2008	$11.50135	$6.53179	100,574
01/01/2009 to 12/31/2009	$6.53179	$8.26091	194,411
01/01/2010 to 12/31/2010	$8.26091	$9.32545	210,936
01/01/2011 to 12/31/2011	$9.32545	$8.86601	185,422
01/01/2012 to 12/31/2012	$8.86601	$9.69157	202,525
01/01/2013 to 12/31/2013	$9.69157	$11.50036	205,354
01/01/2014 to 12/31/2014	$11.50036	$11.94816	208,436
01/01/2015 to 12/31/2015	$11.94816	$11.69128	223,042
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99874	$9.98107	0
01/01/2008 to 12/31/2008	$9.98107	$9.31646	4,507
01/01/2009 to 12/31/2009	$9.31646	$10.24119	133,103
01/01/2010 to 12/31/2010	$10.24119	$10.87128	225,008
01/01/2011 to 12/31/2011	$10.87128	$11.35046	181,115
01/01/2012 to 12/31/2012	$11.35046	$12.05471	249,232
01/01/2013 to 12/31/2013	$12.05471	$11.69345	234,750
01/01/2014 to 12/31/2014	$11.69345	$12.34370	233,340
01/01/2015 to 12/31/2015	$12.34370	$12.30568	246,318
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.39046	0
01/01/2013 to 12/31/2013	$10.39046	$9.39959	0
01/01/2014 to 12/31/2014	$9.39959	$9.38142	0
01/01/2015 to 12/31/2015	$9.38142	$8.95326	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07814	$6.64843	98,594
01/01/2009 to 12/31/2009	$6.64843	$8.51531	709,795
01/01/2010 to 12/31/2010	$8.51531	$9.24408	1,005,878
01/01/2011 to 12/31/2011	$9.24408	$8.95108	725,217
01/01/2012 to 09/21/2012	$8.95108	$10.03722	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.55%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02456	$12.18141	0
01/01/2010 to 12/31/2010	$12.18141	$13.29975	3,005
01/01/2011 to 12/31/2011	$13.29975	$12.62465	1,364
01/01/2012 to 12/31/2012	$12.62465	$13.85724	648
01/01/2013 to 12/31/2013	$13.85724	$14.86035	180
01/01/2014 to 12/31/2014	$14.86035	$15.04410	0
01/01/2015 to 12/31/2015	$15.04410	$14.19767	0
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.03690	$12.37780	0
01/01/2010 to 12/31/2010	$12.37780	$13.72449	2,017
01/01/2011 to 12/31/2011	$13.72449	$13.39876	857
01/01/2012 to 12/31/2012	$13.39876	$14.84823	1,063
01/01/2013 to 12/31/2013	$14.84823	$16.87635	176
01/01/2014 to 12/31/2014	$16.87635	$17.46186	0
01/01/2015 to 12/31/2015	$17.46186	$17.16435	0
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.07556	$12.42569	0
01/01/2010 to 12/31/2010	$12.42569	$13.79467	0
01/01/2011 to 12/31/2011	$13.79467	$13.93260	0
01/01/2012 to 05/04/2012	$13.93260	$15.09415	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02338	$12.00675	1,854
01/01/2010 to 12/31/2010	$12.00675	$13.15015	3,717
01/01/2011 to 12/31/2011	$13.15015	$12.66779	2,010
01/01/2012 to 12/31/2012	$12.66779	$13.89326	1,993
01/01/2013 to 12/31/2013	$13.89326	$15.93876	721
01/01/2014 to 12/31/2014	$15.93876	$16.55606	1,678
01/01/2015 to 12/31/2015	$16.55606	$16.22119	1,231
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.11444	0
01/01/2012 to 12/31/2012	$9.11444	$9.94462	0
01/01/2013 to 12/31/2013	$9.94462	$10.74981	0
01/01/2014 to 12/31/2014	$10.74981	$10.99564	1,009
01/01/2015 to 12/31/2015	$10.99564	$10.40043	707
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99793	$10.43921	0
01/01/2014 to 12/31/2014	$10.43921	$10.54382	0
01/01/2015 to 12/31/2015	$10.54382	$10.30966	0
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99043	$10.45317	0
01/01/2010 to 12/31/2010	$10.45317	$10.59058	0
01/01/2011 to 12/31/2011	$10.59058	$10.55994	0
01/01/2012 to 12/31/2012	$10.55994	$10.78039	0
01/01/2013 to 12/31/2013	$10.78039	$10.28382	0
01/01/2014 to 12/31/2014	$10.28382	$10.01822	0
01/01/2015 to 12/31/2015	$10.01822	$9.81634	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98230	$11.01889	967
01/01/2010 to 12/31/2010	$11.01889	$11.57418	32,533
01/01/2011 to 12/31/2011	$11.57418	$11.64560	8,618
01/01/2012 to 12/31/2012	$11.64560	$12.41404	11,826
01/01/2013 to 12/31/2013	$12.41404	$11.88287	3,434
01/01/2014 to 12/31/2014	$11.88287	$12.07770	7,502
01/01/2015 to 12/31/2015	$12.07770	$11.52908	5,707
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.93809	$9.58149	0
01/01/2010 to 12/31/2010	$9.58149	$10.33134	0
01/01/2011 to 12/31/2011	$10.33134	$11.04601	0
01/01/2012 to 12/31/2012	$11.04601	$11.21942	0
01/01/2013 to 12/31/2013	$11.21942	$10.86512	0
01/01/2014 to 12/31/2014	$10.86512	$10.64384	0
01/01/2015 to 12/31/2015	$10.64384	$10.35532	0
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92252	$9.64728	0
01/01/2010 to 12/31/2010	$9.64728	$10.45969	0
01/01/2011 to 12/31/2011	$10.45969	$11.58521	0
01/01/2012 to 12/31/2012	$11.58521	$11.94239	0
01/01/2013 to 12/31/2013	$11.94239	$11.27943	0
01/01/2014 to 12/31/2014	$11.27943	$11.29180	0
01/01/2015 to 12/31/2015	$11.29180	$11.10018	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.90529	$9.54833	0
01/01/2010 to 12/31/2010	$9.54833	$10.36871	0
01/01/2011 to 12/31/2011	$10.36871	$11.72642	0
01/01/2012 to 12/31/2012	$11.72642	$12.10435	0
01/01/2013 to 12/31/2013	$12.10435	$11.23298	0
01/01/2014 to 12/31/2014	$11.23298	$11.42068	0
01/01/2015 to 12/31/2015	$11.42068	$11.25592	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88401	$9.22420	0
01/01/2010 to 12/31/2010	$9.22420	$10.06022	4,123
01/01/2011 to 12/31/2011	$10.06022	$11.64277	0
01/01/2012 to 12/31/2012	$11.64277	$12.07011	0
01/01/2013 to 12/31/2013	$12.07011	$11.00302	0
01/01/2014 to 12/31/2014	$11.00302	$11.39033	0
01/01/2015 to 12/31/2015	$11.39033	$11.27673	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99724	$10.93130	4,163
01/01/2011 to 12/31/2011	$10.93130	$12.82398	55,791
01/01/2012 to 12/31/2012	$12.82398	$13.35416	37,504
01/01/2013 to 12/31/2013	$13.35416	$12.11040	28,799
01/01/2014 to 12/31/2014	$12.11040	$12.71631	21,160
01/01/2015 to 12/31/2015	$12.71631	$12.62115	21,243
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99793	$11.93684	84,357
01/01/2012 to 12/31/2012	$11.93684	$12.32003	58,092
01/01/2013 to 12/31/2013	$12.32003	$10.84276	33,839
01/01/2014 to 12/31/2014	$10.84276	$11.66946	32,967
01/01/2015 to 12/31/2015	$11.66946	$11.61777	33,484
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99725	$10.32609	0
01/01/2013 to 12/31/2013	$10.32609	$9.04222	36,058
01/01/2014 to 12/31/2014	$9.04222	$9.93002	14,424
01/01/2015 to 12/31/2015	$9.93002	$9.94524	3,223

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99862	$8.68828	77,753
01/01/2014 to 12/31/2014	$8.68828	$9.70849	61,506
01/01/2015 to 12/31/2015	$9.70849	$9.73597	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99862	$11.22397	0
01/01/2015 to 12/31/2015	$11.22397	$11.16358	30,821
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99862	$9.86838	56,227
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14470	$10.28887	0
01/01/2010 to 12/31/2010	$10.28887	$11.41006	0
01/01/2011 to 12/31/2011	$11.41006	$10.47337	0
01/01/2012 to 12/31/2012	$10.47337	$11.56403	0
01/01/2013 to 12/31/2013	$11.56403	$14.82075	0
01/01/2014 to 12/31/2014	$14.82075	$15.93575	0
01/01/2015 to 12/31/2015	$15.93575	$14.79893	0
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03868	$12.27482	971
01/01/2010 to 12/31/2010	$12.27482	$13.57069	4,764
01/01/2011 to 12/31/2011	$13.57069	$12.91269	1,876
01/01/2012 to 12/31/2012	$12.91269	$14.31898	2,271
01/01/2013 to 12/31/2013	$14.31898	$17.12982	867
01/01/2014 to 12/31/2014	$17.12982	$17.87230	1,381
01/01/2015 to 12/31/2015	$17.87230	$17.52077	964
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99793	$11.57811	0
01/01/2014 to 12/31/2014	$11.57811	$12.82677	0
01/01/2015 to 12/31/2015	$12.82677	$12.06107	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61469	$14.46991	0
01/01/2010 to 12/31/2010	$14.46991	$18.15890	0
01/01/2011 to 12/31/2011	$18.15890	$18.87506	0
01/01/2012 to 12/31/2012	$18.87506	$21.22973	0
01/01/2013 to 12/31/2013	$21.22973	$21.35038	0
01/01/2014 to 12/31/2014	$21.35038	$27.25593	0
01/01/2015 to 12/31/2015	$27.25593	$27.86561	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99793	$9.63298	0
01/01/2014 to 12/31/2014	$9.63298	$9.87268	0
01/01/2015 to 12/31/2015	$9.87268	$9.61771	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02678	$11.93657	0
01/01/2010 to 12/31/2010	$11.93657	$13.19063	3,482
01/01/2011 to 12/31/2011	$13.19063	$12.54513	1,466
01/01/2012 to 12/31/2012	$12.54513	$13.90062	1,686
01/01/2013 to 12/31/2013	$13.90062	$16.16086	509
01/01/2014 to 12/31/2014	$16.16086	$16.66016	1,031
01/01/2015 to 10/16/2015	$16.66016	$16.50692	0
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01305	$12.26160	0
01/01/2010 to 12/31/2010	$12.26160	$13.67415	0
01/01/2011 to 12/31/2011	$13.67415	$13.13404	0
01/01/2012 to 12/31/2012	$13.13404	$14.16890	0
01/01/2013 to 12/31/2013	$14.16890	$15.85609	0
01/01/2014 to 12/31/2014	$15.85609	$15.94903	0
01/01/2015 to 12/31/2015	$15.94903	$15.70648	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99794	$10.68613	600
01/01/2013 to 12/31/2013	$10.68613	$12.97045	0
01/01/2014 to 12/31/2014	$12.97045	$13.04985	0
01/01/2015 to 10/16/2015	$13.04985	$12.41982	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99793	$10.75379	0
01/01/2014 to 12/31/2014	$10.75379	$10.75462	0
01/01/2015 to 10/16/2015	$10.75462	$10.19626	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.85931	$13.89546	0
01/01/2010 to 12/31/2010	$13.89546	$16.28721	0
01/01/2011 to 12/31/2011	$16.28721	$15.08249	0
01/01/2012 to 12/31/2012	$15.08249	$18.64899	0
01/01/2013 to 12/31/2013	$18.64899	$18.97582	0
01/01/2014 to 12/31/2014	$18.97582	$21.08041	0
01/01/2015 to 12/31/2015	$21.08041	$20.53775	0
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.04650	$12.80269	872
01/01/2010 to 12/31/2010	$12.80269	$13.76876	0
01/01/2011 to 12/31/2011	$13.76876	$12.89556	0
01/01/2012 to 12/31/2012	$12.89556	$15.05975	0
01/01/2013 to 12/31/2013	$15.05975	$19.05267	0
01/01/2014 to 02/07/2014	$19.05267	$18.72680	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12452	$12.16953	0
01/01/2010 to 12/31/2010	$12.16953	$13.39621	0
01/01/2011 to 12/31/2011	$13.39621	$12.34249	0
01/01/2012 to 12/31/2012	$12.34249	$14.40204	0
01/01/2013 to 12/31/2013	$14.40204	$18.75475	0
01/01/2014 to 12/31/2014	$18.75475	$20.69000	0
01/01/2015 to 12/31/2015	$20.69000	$19.24302	0
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.05955	$13.44619	0
01/01/2010 to 12/31/2010	$13.44619	$15.71146	0
01/01/2011 to 12/31/2011	$15.71146	$14.86507	0
01/01/2012 to 12/31/2012	$14.86507	$17.33790	0
01/01/2013 to 12/31/2013	$17.33790	$22.34947	0
01/01/2014 to 12/31/2014	$22.34947	$24.30597	0
01/01/2015 to 12/31/2015	$24.30597	$22.35387	204
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02456	$11.82541	0
01/01/2010 to 12/31/2010	$11.82541	$12.86882	0
01/01/2011 to 12/31/2011	$12.86882	$12.48569	0
01/01/2012 to 12/31/2012	$12.48569	$13.40809	0
01/01/2013 to 12/31/2013	$13.40809	$14.35876	0
01/01/2014 to 12/31/2014	$14.35876	$14.56753	456
01/01/2015 to 12/31/2015	$14.56753	$14.07598	319
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95309	$12.72261	0
01/01/2010 to 12/31/2010	$12.72261	$15.72724	0
01/01/2011 to 12/31/2011	$15.72724	$15.53641	0
01/01/2012 to 12/31/2012	$15.53641	$17.52650	0
01/01/2013 to 12/31/2013	$17.52650	$23.72432	0
01/01/2014 to 12/31/2014	$23.72432	$24.79963	0
01/01/2015 to 12/31/2015	$24.79963	$22.85418	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.09816	$12.72032	0
01/01/2010 to 12/31/2010	$12.72032	$13.94749	0
01/01/2011 to 12/31/2011	$13.94749	$13.53426	0
01/01/2012 to 12/31/2012	$13.53426	$14.96580	0
01/01/2013 to 12/31/2013	$14.96580	$19.64752	0
01/01/2014 to 12/31/2014	$19.64752	$19.45733	0
01/01/2015 to 12/31/2015	$19.45733	$17.82284	0
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.01698	$12.48045	0
01/01/2010 to 12/31/2010	$12.48045	$13.81311	0
01/01/2011 to 12/31/2011	$13.81311	$13.89768	0
01/01/2012 to 12/31/2012	$13.89768	$15.43168	0
01/01/2013 to 12/31/2013	$15.43168	$16.12844	0
01/01/2014 to 12/31/2014	$16.12844	$16.12961	0
01/01/2015 to 12/31/2015	$16.12961	$15.16793	0
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14310	$13.23326	0
01/01/2010 to 12/31/2010	$13.23326	$14.77515	10,981
01/01/2011 to 12/31/2011	$14.77515	$12.54599	3,146
01/01/2012 to 12/31/2012	$12.54599	$14.72517	5,437
01/01/2013 to 12/31/2013	$14.72517	$17.09543	1,008
01/01/2014 to 12/31/2014	$17.09543	$15.74917	3,099
01/01/2015 to 12/31/2015	$15.74917	$15.84097	2,359
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.11760	$13.06521	804
01/01/2010 to 12/31/2010	$13.06521	$14.15249	11,478
01/01/2011 to 12/31/2011	$14.15249	$12.06890	3,283
01/01/2012 to 12/31/2012	$12.06890	$13.73087	5,854
01/01/2013 to 12/31/2013	$13.73087	$15.99596	1,070
01/01/2014 to 12/31/2014	$15.99596	$14.55239	3,334
01/01/2015 to 12/31/2015	$14.55239	$14.30641	2,602
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04092	$12.21288	0
01/01/2010 to 12/31/2010	$12.21288	$13.55487	427
01/01/2011 to 12/31/2011	$13.55487	$13.14297	0
01/01/2012 to 12/31/2012	$13.14297	$14.55640	0
01/01/2013 to 12/31/2013	$14.55640	$16.50558	0
01/01/2014 to 12/31/2014	$16.50558	$17.11948	0
01/01/2015 to 12/31/2015	$17.11948	$16.51882	0
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.12726	$13.55000	790
01/01/2010 to 12/31/2010	$13.55000	$14.16063	3,699
01/01/2011 to 12/31/2011	$14.16063	$12.54526	1,249
01/01/2012 to 12/31/2012	$12.54526	$14.91297	2,159
01/01/2013 to 12/31/2013	$14.91297	$16.77607	377
01/01/2014 to 12/31/2014	$16.77607	$15.31747	1,486
01/01/2015 to 12/31/2015	$15.31747	$14.51897	1,178
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.07967	$11.63355	0
01/01/2010 to 12/31/2010	$11.63355	$12.17460	0
01/01/2011 to 12/31/2011	$12.17460	$11.90005	0
01/01/2012 to 12/31/2012	$11.90005	$12.84759	0
01/01/2013 to 12/31/2013	$12.84759	$13.91027	0
01/01/2014 to 12/31/2014	$13.91027	$14.30344	0
01/01/2015 to 12/31/2015	$14.30344	$13.92230	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08332	$10.27907	0
01/01/2010 to 12/31/2010	$10.27907	$11.15788	0
01/01/2011 to 12/31/2011	$11.15788	$10.95291	0
01/01/2012 to 12/31/2012	$10.95291	$12.30209	0
01/01/2013 to 12/31/2013	$12.30209	$16.37416	0
01/01/2014 to 12/31/2014	$16.37416	$17.48455	0
01/01/2015 to 12/31/2015	$17.48455	$18.86289	0
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06253	$12.69666	0
01/01/2010 to 12/31/2010	$12.69666	$14.01036	0
01/01/2011 to 12/31/2011	$14.01036	$13.09087	0
01/01/2012 to 12/31/2012	$13.09087	$14.92040	0
01/01/2013 to 12/31/2013	$14.92040	$20.34909	0
01/01/2014 to 12/31/2014	$20.34909	$22.57081	0
01/01/2015 to 12/31/2015	$22.57081	$20.28471	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00717	$12.67874	0
01/01/2010 to 12/31/2010	$12.67874	$14.80563	0
01/01/2011 to 12/31/2011	$14.80563	$14.30605	0
01/01/2012 to 12/31/2012	$14.30605	$15.66085	0
01/01/2013 to 12/31/2013	$15.66085	$20.86262	0
01/01/2014 to 12/31/2014	$20.86262	$22.49822	0
01/01/2015 to 12/31/2015	$22.49822	$24.14837	0
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03375	$12.04953	0
01/01/2010 to 12/31/2010	$12.04953	$13.32622	0
01/01/2011 to 12/31/2011	$13.32622	$14.31727	0
01/01/2012 to 12/31/2012	$14.31727	$14.78850	0
01/01/2013 to 12/31/2013	$14.78850	$14.13219	0
01/01/2014 to 12/31/2014	$14.13219	$14.66120	0
01/01/2015 to 12/31/2015	$14.66120	$14.21309	0
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07230	$13.32730	204
01/01/2010 to 12/31/2010	$13.32730	$14.56167	22,625
01/01/2011 to 12/31/2011	$14.56167	$13.75525	8,564
01/01/2012 to 12/31/2012	$13.75525	$16.50818	6,455
01/01/2013 to 12/31/2013	$16.50818	$20.54634	1,518
01/01/2014 to 12/31/2014	$20.54634	$20.76269	5,298
01/01/2015 to 12/31/2015	$20.76269	$19.94966	2,933
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.02809	$12.11704	0
01/01/2010 to 12/31/2010	$12.11704	$13.32654	0
01/01/2011 to 12/31/2011	$13.32654	$12.91833	0
01/01/2012 to 12/31/2012	$12.91833	$14.74859	0
01/01/2013 to 12/31/2013	$14.74859	$19.66114	0
01/01/2014 to 12/31/2014	$19.66114	$20.84216	0
01/01/2015 to 12/31/2015	$20.84216	$21.79316	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99794	$10.16448	0
01/01/2013 to 12/31/2013	$10.16448	$13.33192	0
01/01/2014 to 12/31/2014	$13.33192	$14.32875	0
01/01/2015 to 12/31/2015	$14.32875	$13.87136	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98574	$13.19325	0
01/01/2010 to 12/31/2010	$13.19325	$15.90270	0
01/01/2011 to 12/31/2011	$15.90270	$14.97267	0
01/01/2012 to 12/31/2012	$14.97267	$17.28766	0
01/01/2013 to 12/31/2013	$17.28766	$22.32258	0
01/01/2014 to 12/31/2014	$22.32258	$25.02599	0
01/01/2015 to 12/31/2015	$25.02599	$22.79080	0
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$9.99953	$9.83880	897
01/01/2010 to 12/31/2010	$9.83880	$9.59652	869
01/01/2011 to 12/31/2011	$9.59652	$9.36043	495
01/01/2012 to 12/31/2012	$9.36043	$9.12800	495
01/01/2013 to 12/31/2013	$9.12800	$8.90088	218
01/01/2014 to 12/31/2014	$8.90088	$8.67962	425
01/01/2015 to 12/31/2015	$8.67962	$8.46365	303
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13089	$13.67777	0
01/01/2010 to 12/31/2010	$13.67777	$16.46359	0
01/01/2011 to 12/31/2011	$16.46359	$15.65593	0
01/01/2012 to 12/31/2012	$15.65593	$17.88066	0
01/01/2013 to 12/31/2013	$17.88066	$24.76088	0
01/01/2014 to 12/31/2014	$24.76088	$27.58605	0
01/01/2015 to 12/31/2015	$27.58605	$25.38361	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02784	$10.05590	0
01/01/2012 to 12/31/2012	$10.05590	$10.28313	0
01/01/2013 to 12/31/2013	$10.28313	$9.74332	0
01/01/2014 to 12/31/2014	$9.74332	$9.99027	0
01/01/2015 to 10/16/2015	$9.99027	$9.89617	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.97665	$12.32814	0
01/01/2010 to 12/31/2010	$12.32814	$15.46924	0
01/01/2011 to 12/31/2011	$15.46924	$15.33952	0
01/01/2012 to 12/31/2012	$15.33952	$16.80951	0
01/01/2013 to 12/31/2013	$16.80951	$21.73715	0
01/01/2014 to 12/31/2014	$21.73715	$22.87941	0
01/01/2015 to 10/16/2015	$22.87941	$23.30329	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93448	$12.03198	0
01/01/2010 to 12/31/2010	$12.03198	$14.11087	0
01/01/2011 to 04/29/2011	$14.11087	$15.78352	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99794	$10.26415	0
01/01/2013 to 12/31/2013	$10.26415	$11.90209	0
01/01/2014 to 12/31/2014	$11.90209	$12.20247	551
01/01/2015 to 12/31/2015	$12.20247	$11.75124	386
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05426	$14.75366	0
01/01/2010 to 12/31/2010	$14.75366	$17.59101	30,000
01/01/2011 to 12/31/2011	$17.59101	$13.67653	6,531
01/01/2012 to 12/31/2012	$13.67653	$15.72695	10,179
01/01/2013 to 12/31/2013	$15.72695	$15.37006	2,584
01/01/2014 to 12/31/2014	$15.37006	$14.28582	2,842
01/01/2015 to 12/31/2015	$14.28582	$11.60014	2,502

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02086	$11.57373	0
01/01/2010 to 12/31/2010	$11.57373	$12.47913	1,950
01/01/2011 to 12/31/2011	$12.47913	$12.29047	1,002
01/01/2012 to 12/31/2012	$12.29047	$13.22763	985
01/01/2013 to 12/31/2013	$13.22763	$14.08691	274
01/01/2014 to 12/31/2014	$14.08691	$14.52997	811
01/01/2015 to 12/31/2015	$14.52997	$14.18898	613
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01785	$10.05579	0
01/01/2012 to 12/31/2012	$10.05579	$10.50254	0
01/01/2013 to 12/31/2013	$10.50254	$10.00449	0
01/01/2014 to 12/31/2014	$10.00449	$10.34703	0
01/01/2015 to 12/31/2015	$10.34703	$10.06269	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98504	$12.12161	141
01/01/2010 to 12/31/2010	$12.12161	$14.06854	2,162
01/01/2011 to 12/31/2011	$14.06854	$12.86659	922
01/01/2012 to 12/31/2012	$12.86659	$14.16710	1,162
01/01/2013 to 12/31/2013	$14.16710	$16.16694	211
01/01/2014 to 12/31/2014	$16.16694	$17.21492	727
01/01/2015 to 12/31/2015	$17.21492	$16.68402	502
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.07703	$12.76997	0
01/01/2010 to 12/31/2010	$12.76997	$14.32660	0
01/01/2011 to 12/31/2011	$14.32660	$14.45398	0
01/01/2012 to 12/31/2012	$14.45398	$16.74435	0
01/01/2013 to 12/31/2013	$16.74435	$21.62294	0
01/01/2014 to 12/31/2014	$21.62294	$24.71475	0
01/01/2015 to 12/31/2015	$24.71475	$24.84223	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99793	$8.84900	0
01/01/2012 to 12/31/2012	$8.84900	$9.76391	0
01/01/2013 to 12/31/2013	$9.76391	$11.65363	0
01/01/2014 to 12/31/2014	$11.65363	$12.10252	0
01/01/2015 to 12/31/2015	$12.10252	$11.81924	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.03974	$11.90339	0
01/01/2010 to 12/31/2010	$11.90339	$12.99092	0
01/01/2011 to 12/31/2011	$12.99092	$12.43824	0
01/01/2012 to 12/31/2012	$12.43824	$13.37548	0
01/01/2013 to 12/31/2013	$13.37548	$14.66532	0
01/01/2014 to 12/31/2014	$14.66532	$15.03549	0
01/01/2015 to 12/31/2015	$15.03549	$14.63724	0
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05229	$12.30764	0
01/01/2010 to 12/31/2010	$12.30764	$13.72300	1,181
01/01/2011 to 12/31/2011	$13.72300	$13.06262	368
01/01/2012 to 12/31/2012	$13.06262	$14.76290	439
01/01/2013 to 12/31/2013	$14.76290	$16.99579	0
01/01/2014 to 12/31/2014	$16.99579	$17.47350	517
01/01/2015 to 12/31/2015	$17.47350	$16.94651	512

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08069	$12.34977	634
01/01/2010 to 12/31/2010	$12.34977	$13.46536	1,850
01/01/2011 to 12/31/2011	$13.46536	$12.68712	790
01/01/2012 to 12/31/2012	$12.68712	$13.74885	957
01/01/2013 to 12/31/2013	$13.74885	$15.33764	284
01/01/2014 to 12/31/2014	$15.33764	$15.41025	261
01/01/2015 to 10/16/2015	$15.41025	$14.88764	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98051	$12.94633	0
01/01/2010 to 12/31/2010	$12.94633	$16.73340	0
01/01/2011 to 12/31/2011	$16.73340	$14.17824	0
01/01/2012 to 12/31/2012	$14.17824	$16.60035	0
01/01/2013 to 12/31/2013	$16.60035	$22.79422	0
01/01/2014 to 12/31/2014	$22.79422	$23.32558	0
01/01/2015 to 12/31/2015	$23.32558	$23.04904	0
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00819	$13.09676	0
01/01/2010 to 12/31/2010	$13.09676	$17.42232	0
01/01/2011 to 12/31/2011	$17.42232	$16.82342	0
01/01/2012 to 12/31/2012	$16.82342	$18.40167	0
01/01/2013 to 12/31/2013	$18.40167	$24.25586	0
01/01/2014 to 12/31/2014	$24.25586	$24.55591	0
01/01/2015 to 12/31/2015	$24.55591	$24.13329	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.97547	$12.90470	0
01/01/2010 to 12/31/2010	$12.90470	$15.85506	0
01/01/2011 to 12/31/2011	$15.85506	$14.53725	0
01/01/2012 to 12/31/2012	$14.53725	$16.74953	0
01/01/2013 to 12/31/2013	$16.74953	$22.44208	0
01/01/2014 to 12/31/2014	$22.44208	$23.03688	0
01/01/2015 to 12/31/2015	$23.03688	$21.49571	0
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03822	$12.11116	1,466
01/01/2010 to 12/31/2010	$12.11116	$13.17238	1,357
01/01/2011 to 12/31/2011	$13.17238	$13.10014	809
01/01/2012 to 12/31/2012	$13.10014	$14.49785	785
01/01/2013 to 12/31/2013	$14.49785	$16.51718	200
01/01/2014 to 12/31/2014	$16.51718	$17.05358	589
01/01/2015 to 12/31/2015	$17.05358	$16.63648	1,192
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.09998	$12.86715	0
01/01/2010 to 12/31/2010	$12.86715	$14.20902	0
01/01/2011 to 12/31/2011	$14.20902	$13.62906	0
01/01/2012 to 12/31/2012	$13.62906	$15.58217	0
01/01/2013 to 12/31/2013	$15.58217	$19.70553	0
01/01/2014 to 12/31/2014	$19.70553	$20.65037	0
01/01/2015 to 10/16/2015	$20.65037	$19.01605	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98683	$13.12270	0
01/01/2010 to 12/31/2010	$13.12270	$14.81973	0
01/01/2011 to 12/31/2011	$14.81973	$14.20678	0
01/01/2012 to 12/31/2012	$14.20678	$16.28869	0
01/01/2013 to 12/31/2013	$16.28869	$22.87688	0
01/01/2014 to 12/31/2014	$22.87688	$24.16970	0
01/01/2015 to 12/31/2015	$24.16970	$25.82735	537

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30092	$13.71560	779
01/01/2010 to 12/31/2010	$13.71560	$16.11038	13,787
01/01/2011 to 12/31/2011	$16.11038	$13.36655	2,825
01/01/2012 to 12/31/2012	$13.36655	$13.50487	6,052
01/01/2013 to 12/31/2013	$13.50487	$15.19455	1,578
01/01/2014 to 12/31/2014	$15.19455	$13.57767	1,793
01/01/2015 to 12/31/2015	$13.57767	$10.69070	1,133
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.01723	$11.07312	0
01/01/2010 to 12/31/2010	$11.07312	$11.41799	0
01/01/2011 to 12/31/2011	$11.41799	$11.59382	0
01/01/2012 to 12/31/2012	$11.59382	$11.89578	0
01/01/2013 to 12/31/2013	$11.89578	$11.16450	0
01/01/2014 to 12/31/2014	$11.16450	$10.94739	0
01/01/2015 to 12/31/2015	$10.94739	$10.18220	0
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06162	$12.72682	14,125
01/01/2010 to 12/31/2010	$12.72682	$14.22692	13,334
01/01/2011 to 12/31/2011	$14.22692	$13.39426	7,022
01/01/2012 to 12/31/2012	$13.39426	$14.49827	8,239
01/01/2013 to 12/31/2013	$14.49827	$17.03647	4,465
01/01/2014 to 12/31/2014	$17.03647	$17.52718	7,547
01/01/2015 to 12/31/2015	$17.52718	$16.98316	4,988
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.98898	$10.72640	0
01/01/2010 to 12/31/2010	$10.72640	$11.27536	0
01/01/2011 to 12/31/2011	$11.27536	$11.65803	0
01/01/2012 to 12/31/2012	$11.65803	$12.26034	0
01/01/2013 to 12/31/2013	$12.26034	$11.77700	0
01/01/2014 to 12/31/2014	$11.77700	$12.31072	0
01/01/2015 to 12/31/2015	$12.31072	$12.15293	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07048	$12.78880	0
01/01/2010 to 12/31/2010	$12.78880	$13.74797	755
01/01/2011 to 12/31/2011	$13.74797	$13.18268	368
01/01/2012 to 09/21/2012	$13.18268	$14.67753	0

*	Denotes the start date of these sub-accounts

APPENDIX B – FORMULA UNDER HIGHEST DAILY GRO BENEFIT

FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

■ AV is the current Account Value of the Annuity

■  V is the current Account Value of the elected Sub-accounts of the Annuity

■ B is the total current value of the AST bond portfolio Sub-account

■  Cl is the lower target value. Currently, it is 79%.

■  Ct is the middle target value. Currently, it is 82%.

■ Cu is the upper target value. Currently, it is 85%.

For each guarantee provided under the benefit,

■ Gi is the guarantee amount

■  Ni is the number of days until the maturity date

■  di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).

Next the formula calculates the following formula ratio:

r	=	(L – B) / V.

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > Cu.

The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

B-1

FORMULA FOR ANNUITIES WITH 90% CAP FEATURE – HIGHEST DAILY GRO

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

■ AV is the current Account Value of the Annuity

■  V is the current Account Value of the elected Sub-accounts of the Annuity

■ B is the total current value of the AST bond portfolio Sub-account

■ Cl is the lower target value. Currently, it is 79%.

■  Ct is the middle target value. Currently, it is 82%.

■ Cu is the upper target value. Currently, it is 85%.

■ T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

■ Gi is the guarantee amount

■  Ni is the number of days until the maturity date

■  di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation

The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * ..90]

If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)

Next the formula calculates the following formula ratio:

r	=	(L – B) / V

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap feature”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.

B-2

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

B-3

FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL.

The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

■ AV is the current Account Value of the Annuity

■  VV is the current Account Value of the elected Sub-accounts of the Annuity

■ VF is the current Account Value of the elected Fixed Rate Options of the Annuity

■ B is the total current value of the Transfer Account

■   Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ T is the amount of a transfer into or out of the Transfer Account

■  “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li ), where Li = Gi / (1 + di )^(Ni /365)

Where:

■  Gi is the value of the Guarantee Amount or the Projected Future Guarantee

■ Ni is the number of days until the end of the Guarantee Period

■  di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF )

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

B-4

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r<C1 and B>0.

The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

B-5

APPENDIX C – FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

■  Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

■  Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■  Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

■ L – the target value as of the current Valuation Day.

■  r – the target ratio.

■  a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

■ Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

■ V – the total value of all Permitted Sub-accounts in the Annuity.

■ F – the total value of all Benefit Fixed Rate Account allocations.

■  I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

■ T – the amount of a transfer into or out of the Benefit Fixed Rate Account.

■  I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a

T RANSFER CALCULATION:

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.

■  If r (>) Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

■ If r (<) Cl, and there are currently assets in the Benefit Fixed Rate Account (F (>) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T	=	{Min(F, – [L – F – V * Ct] / (1 – Ct))}	T<0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]

Example:

Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.

Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28

Target Ratio:

r	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%

Since r > Cu ( because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{Min ( V, [ L – F – V * Ct] / ( 1 – Ct))}
	=	{Min ( 92,300.00, [ 76,710.28 – 0 – 92,300.00 * 0.80] / ( 1 – 0.80))}
	=	{Min ( 92,300.00, 14,351.40 )}
	=	14,351.40

FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a

If you elect this feature, the following replaces the “Transfer Calculation” section in this Appendix.

Transfer Calculation:

The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:

If (F / (V + F) > .90) then T = F – (V + F) * .90

If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V

■  If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

■  If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account
T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts

Age 65 “a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

* The values set forth in this table are applied to all ages and apply whether or not the 90% cap is elected.

APPENDIX D – FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

1. Formula for Contracts Issued on or after July 21, 2008

(Without Election of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

■  Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

■  Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■  Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

■ L – the target value as of the current business day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

■ Vv – the total value of all Permitted Sub-accounts in the Annuity.

■ VF – the total value of all elected Fixed Rate Options in the Annuity.

■ B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

■  P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

* Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

T RANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

■  If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

■ If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the elected Sub-accounts and Fixed Rate Options to the Transfer Account

T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the Transfer Account to the elected Sub-accounts

2. Formula for Contracts Issued Prior to 7/21/08

(Without Election of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

■ Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

■ Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■ Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

■ L – the target value as of the current business day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

■ V – the total value of all Permitted Sub-accounts in the annuity.

■ B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

■  P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

* Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

Transfer Calculation:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.

■  If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

■  If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money moving from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))},	Money moving from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts]

3. Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula.

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

T RANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T = B – [(V + B) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) < = .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V

■  If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

■ If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4. Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T = B – [(VV + VF + B) * ..90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (VV + VF + B) < = .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – B) / (VV + VF)

■  If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.

■ If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account.

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

* The values set forth in this table are applied to all ages and apply to each formula set out in this appendix.

APPENDIX E – FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

■ Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

■  Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

■  Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■  Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

■ L – the target value as of the current Valuation Day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

■ Vv – the total value of all Permitted Sub-accounts in the Annuity.

■ VF – the total value of all elected Fixed Rate Options in the Annuity

■ B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

■  P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

■  TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

T RANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

■  If on the third consecutive Valuation Day r > Cu and r ≤Cus or if on any day r > Cus, and subject to the 90% cap rule described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

■ If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

E-1

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct]/(1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06	**

* The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06

E-2

APPENDIX F – FORMULA UNDER HIGHEST DAILY GRO II BENEFIT

FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

The following are the terms and definitions referenced in the transfer calculation formula:

■ AV is the current Account Value of the Annuity

■  VV is the current Account Value of the elected Sub-accounts of the Annuity

■ VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

■ B is the total current value of the AST bond portfolio Sub-account

■ Cl is the lower target value. Currently, it is 79%.

■ Ct is the middle target value. Currently, it is 82%.

■  Cu is the upper target value. Currently, it is 85%.

■ T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

■  Gi is the guarantee amount

■ Ni is the number of days until the maturity date

■  di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)

Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap feature”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL

The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

■ AV is the current Account Value of the Annuity

■  VV is the current Account Value of the elected Sub-accounts of the Annuity

■ VF is the current Account Value of the elected Fixed Rate Options of the Annuity

■ B is the total current value of the Transfer Account

■   Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

■ T is the amount of a transfer into or out of the Transfer Account

■  “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)

Where:

■  Gi is the value of the Guarantee Amount or the Projected Future Guarantee

■ Ni is the number of days until the end of the Guarantee Period

■  di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF ).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < C1 and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX G – FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE

AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

■  Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

■  Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.

■  Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

■  Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

■ L – the target value as of the current Valuation Day.

■  r – the target ratio.

■  a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).

■  Vv – the total value of all Permitted Sub-accounts in the Annuity.

■ VF – the total value of all elected Fixed Rate Options in the Annuity.

■ B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

■ P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

■ T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

■  TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

* Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

■  If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

G-1

■ If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – C u), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06	**

* The values set forth in this table are applied to all ages.

** In all subsequent years and months thereafter, the annuity factor is 4.06.

G-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY DESCRIBED IN PROSPECTUS PLNJ PREMIER B, L, X (4/29/2016).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:	Variable Annuity Distributed by:
PRUCO LIFE INSURANCE	PRUDENTIAL ANNUITIES
COMPANY OF NEW JERSEY	DISTRIBUTORS, INC.
A Prudential Financial Company	A Prudential Financial Company
One Corporate Drive	One Corporate Drive
Shelton, Connecticut 06484	Shelton, Connecticut 06484
Telephone: 1-888-PRU-2888	Telephone: 203-926-1888
http://www.prudentialannuities.com	http://www.prudentialannuities.com

MAILING ADDRESSES:

Please see the section of this prospectus entitled “How To Contact Us” for where to send your request for a Statement of Additional Information.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PART B
STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

The Prudential Premier® Variable Annuity B SERIESSM ("B SERIES"), Prudential Premier Variable Annuity L SERIESSM ("L SERIES"), and Prudential Premier Variable Annuity X SERIESSM ("X SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated April 29, 2016. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

TABLE OF CONTENTS

PAGE

Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	3
Determination of Accumulation Unit Values	3
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888

Prudential Premier Variable Annuity B SeriesSM, Prudential Premier Variable Annuity L SeriesSM, and Prudential Premier Variable Annuity X SeriesSM are service marks of The Prudential Insurance Company of America.

1

COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company of New Jersey and its subsidiary as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2015 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $72,744,013.77, $81,734,930 and $75,673,069 in 2015, 2014, and 2013, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.

In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.

Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2015) received payment with respect to annuity business during 2015 (or as to which a payment amount was accrued during

2

2015). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:

(a) is the net result of:

3

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b) is the net result of:

(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

4

Separate Account Financial Information

Appendix A

A-1

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.40%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97031	$10.56695	2,034
01/01/2007 to 12/31/2007	$10.56695	$11.37993	21,637
01/01/2008 to 12/31/2008	$11.37993	$7.65052	61,164
01/01/2009 to 12/31/2009	$7.65052	$9.38262	103,577
01/01/2010 to 12/31/2010	$9.38262	$10.36013	111,884
01/01/2011 to 12/31/2011	$10.36013	$9.94560	79,825
01/01/2012 to 12/31/2012	$9.94560	$11.04063	37,026
01/01/2013 to 12/31/2013	$11.04063	$11.97425	38,150
01/01/2014 to 12/31/2014	$11.97425	$12.25987	35,961
01/01/2015 to 12/31/2015	$12.25987	$11.70139	36,001

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98903	$10.51047	409
01/01/2007 to 12/31/2007	$10.51047	$11.35002	762
01/01/2008 to 12/31/2008	$11.35002	$7.85721	19,402
01/01/2009 to 12/31/2009	$7.85721	$9.77902	10,935
01/01/2010 to 12/31/2010	$9.77902	$10.96581	11,983
01/01/2011 to 12/31/2011	$10.96581	$10.82680	9,938
01/01/2012 to 12/31/2012	$10.82680	$12.13445	10,196
01/01/2013 to 12/31/2013	$12.13445	$13.94823	9,971
01/01/2014 to 12/31/2014	$13.94823	$14.59584	9,622
01/01/2015 to 12/31/2015	$14.59584	$14.50991	9,406

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$9.98466	$11.04630	0
01/01/2007 to 12/31/2007	$11.04630	$10.88138	1,038
01/01/2008 to 12/31/2008	$10.88138	$7.00249	1,031
01/01/2009 to 12/31/2009	$7.00249	$8.13330	58
01/01/2010 to 12/31/2010	$8.13330	$9.13168	52
01/01/2011 to 12/31/2011	$9.13168	$9.32741	140
01/01/2012 to 05/04/2012	$9.32741	$10.14429	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97972	$10.52337	0
01/01/2007 to 12/31/2007	$10.52337	$11.31927	0
01/01/2008 to 12/31/2008	$11.31927	$7.95908	62,922
01/01/2009 to 12/31/2009	$7.95908	$9.67779	110,693
01/01/2010 to 12/31/2010	$9.67779	$10.71940	104,472
01/01/2011 to 12/31/2011	$10.71940	$10.44310	113,848
01/01/2012 to 12/31/2012	$10.44310	$11.58364	119,961
01/01/2013 to 12/31/2013	$11.58364	$13.43971	118,812
01/01/2014 to 12/31/2014	$13.43971	$14.11859	117,074
01/01/2015 to 12/31/2015	$14.11859	$13.98987	121,371

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99886	$9.18392	0
01/01/2012 to 12/31/2012	$9.18392	$10.13441	0
01/01/2013 to 12/31/2013	$10.13441	$11.07923	0
01/01/2014 to 12/31/2014	$11.07923	$11.46110	0
01/01/2015 to 12/31/2015	$11.46110	$10.96367	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99886	$10.51979	0
01/01/2014 to 12/31/2014	$10.51979	$10.74576	0
01/01/2015 to 12/31/2015	$10.74576	$10.62626	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.98046	$10.18961	0
01/01/2007 to 12/31/2007	$10.18961	$10.73144	949
01/01/2008 to 12/31/2008	$10.73144	$10.70113	949
01/01/2009 to 12/31/2009	$10.70113	$11.63293	6,773
01/01/2010 to 12/31/2010	$11.63293	$11.91959	6,128
01/01/2011 to 12/31/2011	$11.91959	$12.01948	8,223
01/01/2012 to 12/31/2012	$12.01948	$12.40992	8,573
01/01/2013 to 12/31/2013	$12.40992	$11.97251	8,222
01/01/2014 to 12/31/2014	$11.97251	$11.79568	8,163
01/01/2015 to 12/31/2015	$11.79568	$11.68898	1,417

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97151	$10.32251	10
01/01/2007 to 12/31/2007	$10.32251	$11.02500	1,768
01/01/2008 to 12/31/2008	$11.02500	$10.62715	10,644
01/01/2009 to 12/31/2009	$10.62715	$12.21232	42,026
01/01/2010 to 12/31/2010	$12.21232	$12.97337	40,521
01/01/2011 to 12/31/2011	$12.97337	$13.20107	28,962
01/01/2012 to 12/31/2012	$13.20107	$14.23226	33,663
01/01/2013 to 12/31/2013	$14.23226	$13.77785	22,237
01/01/2014 to 12/31/2014	$13.77785	$14.16250	17,605
01/01/2015 to 12/31/2015	$14.16250	$13.67258	8,660

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14563	$10.30407	0
01/01/2010 to 12/31/2010	$10.30407	$11.55643	0
01/01/2011 to 12/31/2011	$11.55643	$10.72788	0
01/01/2012 to 12/31/2012	$10.72788	$11.97970	0
01/01/2013 to 12/31/2013	$11.97970	$15.52752	0
01/01/2014 to 12/31/2014	$15.52752	$16.88509	0
01/01/2015 to 12/31/2015	$16.88509	$15.85855	0

AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.98002	$10.62541	306
01/01/2007 to 12/31/2007	$10.62541	$11.49740	10,252
01/01/2008 to 12/31/2008	$11.49740	$7.37696	34,509
01/01/2009 to 12/31/2009	$7.37696	$9.11790	78,324
01/01/2010 to 12/31/2010	$9.11790	$10.19470	79,487
01/01/2011 to 12/31/2011	$10.19470	$9.81023	68,475
01/01/2012 to 12/31/2012	$9.81023	$11.00221	79,055
01/01/2013 to 12/31/2013	$11.00221	$13.31115	81,300
01/01/2014 to 12/31/2014	$13.31115	$14.04561	81,475
01/01/2015 to 12/31/2015	$14.04561	$13.92559	77,994

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99886	$11.69035	0
01/01/2014 to 12/31/2014	$11.69035	$13.09799	0
01/01/2015 to 12/31/2015	$13.09799	$12.45580	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$9.88729	$12.14117	26
01/01/2007 to 12/31/2007	$12.14117	$9.58557	461
01/01/2008 to 12/31/2008	$9.58557	$6.13964	408
01/01/2009 to 12/31/2009	$6.13964	$7.98820	2,139
01/01/2010 to 12/31/2010	$7.98820	$10.13822	3,415
01/01/2011 to 12/31/2011	$10.13822	$10.65738	4,767
01/01/2012 to 12/31/2012	$10.65738	$12.12312	4,667
01/01/2013 to 12/31/2013	$12.12312	$12.33031	4,922
01/01/2014 to 12/31/2014	$12.33031	$15.91912	5,411
01/01/2015 to 12/31/2015	$15.91912	$16.45980	5,152

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.98313	$10.47569	0
01/01/2007 to 12/31/2007	$10.47569	$8.49487	923
01/01/2008 to 07/18/2008	$8.49487	$7.79489	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99886	$9.70737	0
01/01/2014 to 12/31/2014	$9.70737	$10.06187	0
01/01/2015 to 12/31/2015	$10.06187	$9.91338	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10368	$7.52057	0
01/01/2009 to 12/31/2009	$7.52057	$8.99129	177
01/01/2010 to 12/31/2010	$8.99129	$10.04846	171
01/01/2011 to 12/31/2011	$10.04846	$9.66500	93
01/01/2012 to 12/31/2012	$9.66500	$10.83101	114
01/01/2013 to 12/31/2013	$10.83101	$12.73478	1,299
01/01/2014 to 12/31/2014	$12.73478	$13.27715	76
01/01/2015 to 10/16/2015	$13.27715	$13.27311	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$9.99886	$10.54657	0
01/01/2007 to 12/31/2007	$10.54657	$11.29022	0
01/01/2008 to 12/31/2008	$11.29022	$7.29440	12,050
01/01/2009 to 12/31/2009	$7.29440	$8.90938	22,976
01/01/2010 to 12/31/2010	$8.90938	$10.04843	22,831
01/01/2011 to 12/31/2011	$10.04843	$9.76073	25,823
01/01/2012 to 12/31/2012	$9.76073	$10.64957	25,946
01/01/2013 to 12/31/2013	$10.64957	$12.05276	25,711
01/01/2014 to 12/31/2014	$12.05276	$12.26095	23,425
01/01/2015 to 12/31/2015	$12.26095	$12.21148	22,332

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99886	$7.48243	0
01/01/2009 to 11/13/2009	$7.48243	$8.38866	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99886	$10.76808	110,119
01/01/2013 to 12/31/2013	$10.76808	$13.21819	119,404
01/01/2014 to 12/31/2014	$13.21819	$13.44990	118,653
01/01/2015 to 10/16/2015	$13.44990	$12.91544	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99886	$10.83677	0
01/01/2014 to 12/31/2014	$10.83677	$10.96065	0
01/01/2015 to 10/16/2015	$10.96065	$10.48487	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17554	$6.12120	0
01/01/2009 to 12/31/2009	$6.12120	$8.15552	2,641
01/01/2010 to 12/31/2010	$8.15552	$9.66742	2,839
01/01/2011 to 12/31/2011	$9.66742	$9.05374	1,516
01/01/2012 to 12/31/2012	$9.05374	$11.32180	2,015
01/01/2013 to 12/31/2013	$11.32180	$11.65092	0
01/01/2014 to 12/31/2014	$11.65092	$13.08981	0
01/01/2015 to 12/31/2015	$13.08981	$12.89752	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$9.93522	$10.27272	15
01/01/2007 to 12/31/2007	$10.27272	$11.54768	1,043
01/01/2008 to 12/31/2008	$11.54768	$6.80215	1,043
01/01/2009 to 12/31/2009	$6.80215	$10.02194	14
01/01/2010 to 12/31/2010	$10.02194	$10.90040	14
01/01/2011 to 12/31/2011	$10.90040	$10.32470	14
01/01/2012 to 12/31/2012	$10.32470	$12.19438	13
01/01/2013 to 12/31/2013	$12.19438	$15.60249	13
01/01/2014 to 02/07/2014	$15.60249	$15.35367	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96082	$11.05658	0
01/01/2007 to 12/31/2007	$11.05658	$11.46217	0
01/01/2008 to 12/31/2008	$11.46217	$6.70422	0
01/01/2009 to 12/31/2009	$6.70422	$7.88035	0
01/01/2010 to 12/31/2010	$7.88035	$8.77303	0
01/01/2011 to 12/31/2011	$8.77303	$8.17450	0
01/01/2012 to 12/31/2012	$8.17450	$9.64702	0
01/01/2013 to 12/31/2013	$9.64702	$12.70505	0
01/01/2014 to 12/31/2014	$12.70505	$14.17507	534
01/01/2015 to 12/31/2015	$14.17507	$13.33336	1,754

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.95821	$9.88690	7
01/01/2007 to 12/31/2007	$9.88690	$11.63610	969
01/01/2008 to 12/31/2008	$11.63610	$6.79421	1,050
01/01/2009 to 12/31/2009	$6.79421	$10.52603	2,189
01/01/2010 to 12/31/2010	$10.52603	$12.43875	2,514
01/01/2011 to 12/31/2011	$12.43875	$11.90199	3,497
01/01/2012 to 12/31/2012	$11.90199	$14.03983	3,279
01/01/2013 to 12/31/2013	$14.03983	$18.30315	3,233
01/01/2014 to 12/31/2014	$18.30315	$20.13109	5,332
01/01/2015 to 12/31/2015	$20.13109	$18.72438	6,604

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08935	$7.62976	9,645
01/01/2009 to 12/31/2009	$7.62976	$9.28381	28,168
01/01/2010 to 12/31/2010	$9.28381	$10.21746	27,766
01/01/2011 to 12/31/2011	$10.21746	$10.02557	29,319
01/01/2012 to 12/31/2012	$10.02557	$10.88847	29,415
01/01/2013 to 12/31/2013	$10.88847	$11.79271	30,232
01/01/2014 to 12/31/2014	$11.79271	$12.09988	28,695
01/01/2015 to 12/31/2015	$12.09988	$11.82427	11,890

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03374	$7.64904	0
01/01/2009 to 12/31/2009	$7.64904	$9.56872	3,968
01/01/2010 to 12/31/2010	$9.56872	$11.96255	3,893
01/01/2011 to 12/31/2011	$11.96255	$11.95115	2,251
01/01/2012 to 12/31/2012	$11.95115	$13.63512	3,166
01/01/2013 to 12/31/2013	$13.63512	$18.66595	1,139
01/01/2014 to 12/31/2014	$18.66595	$19.73330	1,107
01/01/2015 to 12/31/2015	$19.73330	$18.39160	982

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.94956	$11.03865	37
01/01/2007 to 12/31/2007	$11.03865	$11.01375	1,005
01/01/2008 to 12/31/2008	$11.01375	$6.81010	931
01/01/2009 to 12/31/2009	$6.81010	$7.94241	925
01/01/2010 to 12/31/2010	$7.94241	$8.80734	920
01/01/2011 to 12/31/2011	$8.80734	$8.64319	915
01/01/2012 to 12/31/2012	$8.64319	$9.66596	911
01/01/2013 to 12/31/2013	$9.66596	$12.83342	906
01/01/2014 to 12/31/2014	$12.83342	$12.85337	902
01/01/2015 to 12/31/2015	$12.85337	$11.90728	898

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$9.99886	$10.58693	0
01/01/2007 to 12/31/2007	$10.58693	$10.69905	986
01/01/2008 to 12/31/2008	$10.69905	$7.85611	981
01/01/2009 to 12/31/2009	$7.85611	$10.50209	5,938
01/01/2010 to 12/31/2010	$10.50209	$11.75527	6,668
01/01/2011 to 12/31/2011	$11.75527	$11.96101	6,578
01/01/2012 to 12/31/2012	$11.96101	$13.43228	6,384
01/01/2013 to 12/31/2013	$13.43228	$14.19788	6,165
01/01/2014 to 12/31/2014	$14.19788	$14.36003	6,239
01/01/2015 to 12/31/2015	$14.36003	$13.65708	6,087

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99238	$10.62617	30
01/01/2007 to 12/31/2007	$10.62617	$12.47532	1,088
01/01/2008 to 12/31/2008	$12.47532	$6.12290	5,055
01/01/2009 to 12/31/2009	$6.12290	$8.16926	1,345
01/01/2010 to 12/31/2010	$8.16926	$9.22453	1,337
01/01/2011 to 12/31/2011	$9.22453	$7.92152	1,280
01/01/2012 to 12/31/2012	$7.92152	$9.40319	1,136
01/01/2013 to 12/31/2013	$9.40319	$11.04059	1,134
01/01/2014 to 12/31/2014	$11.04059	$10.28671	1,133
01/01/2015 to 12/31/2015	$10.28671	$10.46401	1,131

AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01053	$10.88971	36
01/01/2007 to 12/31/2007	$10.88971	$12.65064	59
01/01/2008 to 12/31/2008	$12.65064	$6.98609	117
01/01/2009 to 12/31/2009	$6.98609	$8.99093	12,020
01/01/2010 to 12/31/2010	$8.99093	$9.84949	13,803
01/01/2011 to 12/31/2011	$9.84949	$8.49467	8,166
01/01/2012 to 12/31/2012	$8.49467	$9.77427	11,502
01/01/2013 to 12/31/2013	$9.77427	$11.51579	6
01/01/2014 to 12/31/2014	$11.51579	$10.59547	6
01/01/2015 to 12/31/2015	$10.59547	$10.53454	6

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99886	$10.75975	208,871
01/01/2009 to 12/31/2009	$10.75975	$11.81058	32,158
01/01/2010 to 12/31/2010	$11.81058	$12.90677	9,298
01/01/2011 to 12/31/2011	$12.90677	$14.31277	162,322
01/01/2012 to 12/31/2012	$14.31277	$15.44196	79,154
01/01/2013 to 12/31/2013	$15.44196	$14.74413	18,605
01/01/2014 to 12/31/2014	$14.74413	$15.51906	6,285
01/01/2015 to 12/31/2015	$15.51906	$15.48434	30,988

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11187	$7.15278	2,101
01/01/2009 to 12/31/2009	$7.15278	$8.93513	9,986
01/01/2010 to 12/31/2010	$8.93513	$10.02926	10,507
01/01/2011 to 12/31/2011	$10.02926	$9.83462	7,983
01/01/2012 to 12/31/2012	$9.83462	$11.01608	13,072
01/01/2013 to 12/31/2013	$11.01608	$12.63286	12,981
01/01/2014 to 12/31/2014	$12.63286	$13.25138	12,893
01/01/2015 to 12/31/2015	$13.25138	$12.93155	12,534

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$9.99886	$10.60289	0
01/01/2007 to 12/31/2007	$10.60289	$11.44280	1,852
01/01/2008 to 12/31/2008	$11.44280	$6.61495	1,448
01/01/2009 to 12/31/2009	$6.61495	$8.86434	7,684
01/01/2010 to 12/31/2010	$8.86434	$9.36879	4,521
01/01/2011 to 12/31/2011	$9.36879	$8.39422	4,410
01/01/2012 to 12/31/2012	$8.39422	$10.09177	4,216
01/01/2013 to 12/31/2013	$10.09177	$11.48122	4,010
01/01/2014 to 12/31/2014	$11.48122	$10.60199	3,906
01/01/2015 to 12/31/2015	$10.60199	$10.16339	3,661

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.96751	$10.55923	0
01/01/2007 to 12/31/2007	$10.55923	$10.61491	1,748
01/01/2008 to 12/31/2008	$10.61491	$8.62421	10,898
01/01/2009 to 12/31/2009	$8.62421	$10.37793	38,792
01/01/2010 to 12/31/2010	$10.37793	$10.98367	37,725
01/01/2011 to 12/31/2011	$10.98367	$10.85754	35,166
01/01/2012 to 12/31/2012	$10.85754	$11.85524	34,170
01/01/2013 to 12/31/2013	$11.85524	$12.98141	33,683
01/01/2014 to 12/31/2014	$12.98141	$13.49974	30,001
01/01/2015 to 12/31/2015	$13.49974	$13.28904	29,085

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08425	$10.29432	0
01/01/2010 to 12/31/2010	$10.29432	$11.30106	0
01/01/2011 to 12/31/2011	$11.30106	$11.21908	0
01/01/2012 to 12/31/2012	$11.21908	$12.74431	0
01/01/2013 to 12/31/2013	$12.74431	$17.15504	0
01/01/2014 to 12/31/2014	$17.15504	$18.52612	0
01/01/2015 to 12/31/2015	$18.52612	$20.21331	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96018	$11.03471	14
01/01/2007 to 12/31/2007	$11.03471	$10.55651	13
01/01/2008 to 12/31/2008	$10.55651	$6.09126	13
01/01/2009 to 12/31/2009	$6.09126	$7.17456	14,675
01/01/2010 to 12/31/2010	$7.17456	$8.00669	16,812
01/01/2011 to 12/31/2011	$8.00669	$7.56590	9,144
01/01/2012 to 12/31/2012	$7.56590	$8.72130	12,833
01/01/2013 to 12/31/2013	$8.72130	$12.02934	12
01/01/2014 to 12/31/2014	$12.02934	$13.49401	12
01/01/2015 to 12/31/2015	$13.49401	$12.26486	11

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.94833	$10.23754	0
01/01/2007 to 12/31/2007	$10.23754	$11.60620	1,219
01/01/2008 to 12/31/2008	$11.60620	$6.44853	1,218
01/01/2009 to 12/31/2009	$6.44853	$8.25196	244
01/01/2010 to 12/31/2010	$8.25196	$9.74555	244
01/01/2011 to 12/31/2011	$9.74555	$9.52339	1,431
01/01/2012 to 12/31/2012	$9.52339	$10.54373	1,489
01/01/2013 to 12/31/2013	$10.54373	$14.20511	1,556
01/01/2014 to 12/31/2014	$14.20511	$15.49267	1,508
01/01/2015 to 12/31/2015	$15.49267	$16.81752	1,381

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$9.99886	$10.50093	10
01/01/2007 to 12/31/2007	$10.50093	$10.98556	10
01/01/2008 to 12/31/2008	$10.98556	$8.31466	10
01/01/2009 to 12/31/2009	$8.31466	$11.03739	2,034
01/01/2010 to 12/31/2010	$11.03739	$12.34519	1,801
01/01/2011 to 12/31/2011	$12.34519	$13.41314	1,590
01/01/2012 to 12/31/2012	$13.41314	$14.01209	1,490
01/01/2013 to 12/31/2013	$14.01209	$13.54220	1,377
01/01/2014 to 12/31/2014	$13.54220	$14.20851	2,783
01/01/2015 to 12/31/2015	$14.20851	$13.93043	795

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$9.96040	$11.12645	0
01/01/2007 to 12/31/2007	$11.12645	$12.00366	0
01/01/2008 to 12/31/2008	$12.00366	$7.81416	0
01/01/2009 to 12/31/2009	$7.81416	$10.13427	5,346
01/01/2010 to 12/31/2010	$10.13427	$11.19842	2,187
01/01/2011 to 12/31/2011	$11.19842	$10.69804	1,432
01/01/2012 to 12/31/2012	$10.69804	$12.98497	2,001
01/01/2013 to 12/31/2013	$12.98497	$16.34438	1,575
01/01/2014 to 12/31/2014	$16.34438	$16.70388	1,530
01/01/2015 to 12/31/2015	$16.70388	$16.23189	2,703

AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$9.93197	$10.40413	0
01/01/2007 to 12/31/2007	$10.40413	$11.80991	0
01/01/2008 to 12/31/2008	$11.80991	$7.41859	84
01/01/2009 to 12/31/2009	$7.41859	$9.09434	3,770
01/01/2010 to 12/31/2010	$9.09434	$10.11535	4,353
01/01/2011 to 12/31/2011	$10.11535	$9.91652	2,603
01/01/2012 to 12/31/2012	$9.91652	$11.45019	4,009
01/01/2013 to 12/31/2013	$11.45019	$15.43706	3,317
01/01/2014 to 12/31/2014	$15.43706	$16.54990	3,091
01/01/2015 to 12/31/2015	$16.54990	$17.50131	2,233

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99886	$10.20714	0
01/01/2013 to 12/31/2013	$10.20714	$13.53945	0
01/01/2014 to 12/31/2014	$13.53945	$14.71681	0
01/01/2015 to 12/31/2015	$14.71681	$14.40870	0

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.92929	$10.42395	6
01/01/2007 to 12/31/2007	$10.42395	$10.56215	618
01/01/2008 to 12/31/2008	$10.56215	$6.44504	615
01/01/2009 to 12/31/2009	$6.44504	$8.82770	611
01/01/2010 to 12/31/2010	$8.82770	$10.76122	608
01/01/2011 to 12/31/2011	$10.76122	$10.24655	605
01/01/2012 to 12/31/2012	$10.24655	$11.96535	601
01/01/2013 to 12/31/2013	$11.96535	$15.62524	598
01/01/2014 to 12/31/2014	$15.62524	$17.71615	596
01/01/2015 to 12/31/2015	$17.71615	$16.31691	593

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$10.00004	$10.22826	0
01/01/2007 to 12/31/2007	$10.22826	$10.58091	0
01/01/2008 to 12/31/2008	$10.58091	$10.69657	1,194
01/01/2009 to 12/31/2009	$10.69657	$10.57454	12,734
01/01/2010 to 12/31/2010	$10.57454	$10.43133	44,817
01/01/2011 to 12/31/2011	$10.43133	$10.28955	1,789
01/01/2012 to 12/31/2012	$10.28955	$10.14809	2,890
01/01/2013 to 12/31/2013	$10.14809	$10.00817	1,090
01/01/2014 to 12/31/2014	$10.00817	$9.86973	0
01/01/2015 to 12/31/2015	$9.86973	$9.73378	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.03599	$10.18041	0
01/01/2007 to 12/31/2007	$10.18041	$10.35735	788
01/01/2008 to 12/31/2008	$10.35735	$5.89784	788
01/01/2009 to 12/31/2009	$5.89784	$8.18054	1,835
01/01/2010 to 12/31/2010	$8.18054	$9.95836	1,676
01/01/2011 to 12/31/2011	$9.95836	$9.57702	1,202
01/01/2012 to 12/31/2012	$9.57702	$11.06234	1,190
01/01/2013 to 12/31/2013	$11.06234	$15.49248	1,195
01/01/2014 to 12/31/2014	$15.49248	$17.45580	1,272
01/01/2015 to 12/31/2015	$17.45580	$16.24439	1,302

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02877	$10.07550	0
01/01/2012 to 12/31/2012	$10.07550	$10.42040	0
01/01/2013 to 12/31/2013	$10.42040	$9.98544	0
01/01/2014 to 12/31/2014	$9.98544	$10.35484	0
01/01/2015 to 10/16/2015	$10.35484	$10.34938	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.96524	$10.22343	0
01/01/2007 to 12/31/2007	$10.22343	$12.32013	437
01/01/2008 to 12/31/2008	$12.32013	$6.90324	434
01/01/2009 to 12/31/2009	$6.90324	$8.83596	2,325
01/01/2010 to 12/31/2010	$8.83596	$11.21291	2,096
01/01/2011 to 12/31/2011	$11.21291	$11.24468	1,298
01/01/2012 to 12/31/2012	$11.24468	$12.46242	2,036
01/01/2013 to 12/31/2013	$12.46242	$16.29833	1,994
01/01/2014 to 12/31/2014	$16.29833	$17.34941	3,282
01/01/2015 to 10/16/2015	$17.34941	$17.82935	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.98828	$9.46681	0
01/01/2007 to 12/31/2007	$9.46681	$11.08266	361
01/01/2008 to 12/31/2008	$11.08266	$6.28024	359
01/01/2009 to 12/31/2009	$6.28024	$7.59106	356
01/01/2010 to 12/31/2010	$7.59106	$9.00349	354
01/01/2011 to 04/29/2011	$9.00349	$10.10782	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99886	$10.34280	142
01/01/2013 to 12/31/2013	$10.34280	$12.12938	142
01/01/2014 to 12/31/2014	$12.12938	$12.57662	142
01/01/2015 to 12/31/2015	$12.57662	$12.24896	142

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10160	$5.58092	0
01/01/2009 to 12/31/2009	$5.58092	$9.16472	6,710
01/01/2010 to 12/31/2010	$9.16472	$11.05102	8,528
01/01/2011 to 12/31/2011	$11.05102	$8.68925	5,769
01/01/2012 to 12/31/2012	$8.68925	$10.10560	8,149
01/01/2013 to 12/31/2013	$10.10560	$9.98836	6,550
01/01/2014 to 12/31/2014	$9.98836	$9.38913	5,730
01/01/2015 to 12/31/2015	$9.38913	$7.71072	4,696

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97944	$10.43612	0
01/01/2007 to 12/31/2007	$10.43612	$11.18870	0
01/01/2008 to 12/31/2008	$11.18870	$8.88414	54,577
01/01/2009 to 12/31/2009	$8.88414	$10.51711	159,437
01/01/2010 to 12/31/2010	$10.51711	$11.46848	161,031
01/01/2011 to 12/31/2011	$11.46848	$11.42294	169,973
01/01/2012 to 12/31/2012	$11.42294	$12.43370	171,166
01/01/2013 to 12/31/2013	$12.43370	$13.39160	169,210
01/01/2014 to 12/31/2014	$13.39160	$13.96935	163,914
01/01/2015 to 12/31/2015	$13.96935	$13.79622	166,660

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01878	$10.07541	0
01/01/2012 to 12/31/2012	$10.07541	$10.64264	0
01/01/2013 to 12/31/2013	$10.64264	$10.25296	0
01/01/2014 to 12/31/2014	$10.25296	$10.72421	2,516
01/01/2015 to 12/31/2015	$10.72421	$10.54775	1,314

AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$9.99886	$10.32517	40
01/01/2007 to 12/31/2007	$10.32517	$11.34443	4,379
01/01/2008 to 12/31/2008	$11.34443	$6.63312	3,453
01/01/2009 to 12/31/2009	$6.63312	$8.24065	231,258
01/01/2010 to 12/31/2010	$8.24065	$9.67263	240,391
01/01/2011 to 12/31/2011	$9.67263	$8.94643	126,156
01/01/2012 to 12/31/2012	$8.94643	$9.96274	148,146
01/01/2013 to 12/31/2013	$9.96274	$11.49807	188,320
01/01/2014 to 12/31/2014	$11.49807	$12.38222	198,187
01/01/2015 to 12/31/2015	$12.38222	$12.13638	283,364

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$9.95109	$10.75116	0
01/01/2007 to 12/31/2007	$10.75116	$10.82276	0
01/01/2008 to 12/31/2008	$10.82276	$6.54082	0
01/01/2009 to 12/31/2009	$6.54082	$7.85814	2,454
01/01/2010 to 12/31/2010	$7.85814	$8.91588	2,892
01/01/2011 to 12/31/2011	$8.91588	$9.09691	2,833
01/01/2012 to 12/31/2012	$9.09691	$10.65809	2,680
01/01/2013 to 12/31/2013	$10.65809	$13.91935	2,532
01/01/2014 to 12/31/2014	$13.91935	$16.09009	2,680
01/01/2015 to 12/31/2015	$16.09009	$16.35648	2,528

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99886	$8.91629	0
01/01/2012 to 12/31/2012	$8.91629	$9.95006	0
01/01/2013 to 12/31/2013	$9.95006	$12.01045	0
01/01/2014 to 12/31/2014	$12.01045	$12.61458	0
01/01/2015 to 12/31/2015	$12.61458	$12.45920	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08117	$7.36015	5,616
01/01/2009 to 12/31/2009	$7.36015	$8.95623	12,278
01/01/2010 to 12/31/2010	$8.95623	$9.88530	12,502
01/01/2011 to 12/31/2011	$9.88530	$9.57190	11,541
01/01/2012 to 12/31/2012	$9.57190	$10.41017	12,006
01/01/2013 to 12/31/2013	$10.41017	$11.54359	11,920
01/01/2014 to 12/31/2014	$11.54359	$11.96917	11,739
01/01/2015 to 12/31/2015	$11.96917	$11.78436	10,359

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09935	$6.70999	9,753
01/01/2009 to 12/31/2009	$6.70999	$8.39404	7,005
01/01/2010 to 12/31/2010	$8.39404	$9.46543	6,321
01/01/2011 to 12/31/2011	$9.46543	$9.11199	4,074
01/01/2012 to 12/31/2012	$9.11199	$10.41506	7,813
01/01/2013 to 12/31/2013	$10.41506	$12.12626	9,035
01/01/2014 to 12/31/2014	$12.12626	$12.60851	7,724
01/01/2015 to 12/31/2015	$12.60851	$12.36696	9,856

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98461	$10.59158	0
01/01/2007 to 12/31/2007	$10.59158	$11.37624	0
01/01/2008 to 12/31/2008	$11.37624	$7.83184	6,219
01/01/2009 to 12/31/2009	$7.83184	$9.84094	6,975
01/01/2010 to 12/31/2010	$9.84094	$10.85151	7,250
01/01/2011 to 12/31/2011	$10.85151	$10.34002	4,497
01/01/2012 to 12/31/2012	$10.34002	$11.33275	4,957
01/01/2013 to 12/31/2013	$11.33275	$12.78566	5,395
01/01/2014 to 12/31/2014	$12.78566	$12.99196	3,723
01/01/2015 to 10/16/2015	$12.99196	$12.66410	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.99886	$9.96780	0
01/01/2007 to 12/31/2007	$9.96780	$10.93150	798
01/01/2008 to 12/31/2008	$10.93150	$6.02708	798
01/01/2009 to 12/31/2009	$6.02708	$7.88526	0
01/01/2010 to 12/31/2010	$7.88526	$10.30726	0
01/01/2011 to 12/31/2011	$10.30726	$8.83227	447
01/01/2012 to 12/31/2012	$8.83227	$10.45861	445
01/01/2013 to 12/31/2013	$10.45861	$14.52364	443
01/01/2014 to 12/31/2014	$14.52364	$15.03077	441
01/01/2015 to 12/31/2015	$15.03077	$15.02110	439

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90534	$9.93176	0
01/01/2007 to 12/31/2007	$9.93176	$10.49426	102
01/01/2008 to 12/31/2008	$10.49426	$6.72712	102
01/01/2009 to 12/31/2009	$6.72712	$8.88374	1,520
01/01/2010 to 12/31/2010	$8.88374	$11.95171	1,347
01/01/2011 to 12/31/2011	$11.95171	$11.67145	1,016
01/01/2012 to 12/31/2012	$11.67145	$12.91159	1,369
01/01/2013 to 12/31/2013	$12.91159	$17.21211	1,342
01/01/2014 to 12/31/2014	$17.21211	$17.62272	3,699
01/01/2015 to 12/31/2015	$17.62272	$17.51601	2,702

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.99268	$10.48229	0
01/01/2007 to 12/31/2007	$10.48229	$9.75710	638
01/01/2008 to 12/31/2008	$9.75710	$6.76281	1,955
01/01/2009 to 12/31/2009	$6.76281	$8.47029	1,160
01/01/2010 to 12/31/2010	$8.47029	$10.52464	1,090
01/01/2011 to 12/31/2011	$10.52464	$9.75923	1,000
01/01/2012 to 12/31/2012	$9.75923	$11.37220	940
01/01/2013 to 12/31/2013	$11.37220	$15.40978	886
01/01/2014 to 12/31/2014	$15.40978	$15.99757	945
01/01/2015 to 12/31/2015	$15.99757	$15.09665	889

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.96839	$10.64974	0
01/01/2007 to 12/31/2007	$10.64974	$11.16603	0
01/01/2008 to 12/31/2008	$11.16603	$8.15489	32,044
01/01/2009 to 12/31/2009	$8.15489	$9.98350	61,724
01/01/2010 to 12/31/2010	$9.98350	$10.98144	62,743
01/01/2011 to 12/31/2011	$10.98144	$11.04479	58,647
01/01/2012 to 12/31/2012	$11.04479	$12.36223	59,817
01/01/2013 to 12/31/2013	$12.36223	$14.24388	59,491
01/01/2014 to 12/31/2014	$14.24388	$14.87314	54,715
01/01/2015 to 12/31/2015	$14.87314	$14.67397	49,089

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$9.95070	$11.09185	0
01/01/2007 to 12/31/2007	$11.09185	$10.54774	905
01/01/2008 to 12/31/2008	$10.54774	$6.04510	904
01/01/2009 to 12/31/2009	$6.04510	$7.38027	0
01/01/2010 to 12/31/2010	$7.38027	$8.24231	0
01/01/2011 to 12/31/2011	$8.24231	$7.99540	0
01/01/2012 to 12/31/2012	$7.99540	$9.24505	0
01/01/2013 to 12/31/2013	$9.24505	$11.82395	0
01/01/2014 to 12/31/2014	$11.82395	$12.53141	0
01/01/2015 to 10/16/2015	$12.53141	$11.64320	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.94038	$10.48656	0
01/01/2007 to 12/31/2007	$10.48656	$11.19260	723
01/01/2008 to 12/31/2008	$11.19260	$6.56015	712
01/01/2009 to 12/31/2009	$6.56015	$9.92267	706
01/01/2010 to 12/31/2010	$9.92267	$11.33288	1,205
01/01/2011 to 12/31/2011	$11.33288	$10.98712	1,145
01/01/2012 to 12/31/2012	$10.98712	$12.74035	1,140
01/01/2013 to 12/31/2013	$12.74035	$18.09616	1,118
01/01/2014 to 12/31/2014	$18.09616	$19.33562	1,191
01/01/2015 to 12/31/2015	$19.33562	$20.89610	1,139

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$10.14771	$9.84667	32
01/01/2007 to 12/31/2007	$9.84667	$13.64363	2,839
01/01/2008 to 12/31/2008	$13.64363	$6.72943	6,601
01/01/2009 to 12/31/2009	$6.72943	$9.91164	20,614
01/01/2010 to 12/31/2010	$9.91164	$11.77419	19,219
01/01/2011 to 12/31/2011	$11.77419	$9.87956	16,047
01/01/2012 to 12/31/2012	$9.87956	$10.09538	18,121
01/01/2013 to 12/31/2013	$10.09538	$11.48735	17,917
01/01/2014 to 12/31/2014	$11.48735	$10.38160	16,811
01/01/2015 to 12/31/2015	$10.38160	$8.26708	19,536

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.98986	$10.31732	0
01/01/2007 to 12/31/2007	$10.31732	$11.15551	786
01/01/2008 to 12/31/2008	$11.15551	$10.73356	773
01/01/2009 to 12/31/2009	$10.73356	$11.86785	2,645
01/01/2010 to 12/31/2010	$11.86785	$12.37625	3,000
01/01/2011 to 12/31/2011	$12.37625	$12.70897	2,764
01/01/2012 to 12/31/2012	$12.70897	$13.18832	2,688
01/01/2013 to 12/31/2013	$13.18832	$12.51801	2,169
01/01/2014 to 12/31/2014	$12.51801	$12.41392	3,065
01/01/2015 to 12/31/2015	$12.41392	$11.67726	1,754

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$9.97095	$10.67206	202
01/01/2007 to 12/31/2007	$10.67206	$11.52990	10,847
01/01/2008 to 12/31/2008	$11.52990	$6.55782	19,285
01/01/2009 to 12/31/2009	$6.55782	$8.30609	19,450
01/01/2010 to 12/31/2010	$8.30609	$9.39036	19,587
01/01/2011 to 12/31/2011	$9.39036	$8.94087	19,580
01/01/2012 to 12/31/2012	$8.94087	$9.78785	18,836
01/01/2013 to 12/31/2013	$9.78785	$11.63187	18,833
01/01/2014 to 12/31/2014	$11.63187	$12.10273	1,049
01/01/2015 to 12/31/2015	$12.10273	$11.86010	992

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99886	$9.98290	0
01/01/2008 to 12/31/2008	$9.98290	$9.33187	0
01/01/2009 to 12/31/2009	$9.33187	$10.27330	19,186
01/01/2010 to 12/31/2010	$10.27330	$10.92164	12,716
01/01/2011 to 12/31/2011	$10.92164	$11.41989	9,672
01/01/2012 to 12/31/2012	$11.41989	$12.14644	10,157
01/01/2013 to 12/31/2013	$12.14644	$11.79996	10,641
01/01/2014 to 12/31/2014	$11.79996	$12.47464	9,768
01/01/2015 to 12/31/2015	$12.47464	$12.45452	5,788

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07818	$6.65502	54,335
01/01/2009 to 12/31/2009	$6.65502	$8.53634	126,822
01/01/2010 to 12/31/2010	$8.53634	$9.28051	125,139
01/01/2011 to 12/31/2011	$9.28051	$8.99963	97,470
01/01/2012 to 09/21/2012	$8.99963	$10.10264	0

*	Denotes the start date of these sub-accounts

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With only HD GRO (1.50%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.72335	$7.63028	267,837
01/01/2009 to 12/31/2009	$7.63028	$9.34859	1,448,844
01/01/2010 to 12/31/2010	$9.34859	$10.31243	1,890,984
01/01/2011 to 12/31/2011	$10.31243	$9.89009	1,805,019
01/01/2012 to 12/31/2012	$9.89009	$10.96824	2,011,007
01/01/2013 to 12/31/2013	$10.96824	$11.88394	1,925,331
01/01/2014 to 12/31/2014	$11.88394	$12.15543	1,797,741
01/01/2015 to 12/31/2015	$12.15543	$11.59033	1,604,171

AST Advanced Strategies Portfolio
01/28/2008 to 12/31/2008	$10.83756	$7.83651	410,795
01/01/2009 to 12/31/2009	$7.83651	$9.74357	1,065,251
01/01/2010 to 12/31/2010	$9.74357	$10.91538	1,244,044
01/01/2011 to 12/31/2011	$10.91538	$10.76640	1,046,329
01/01/2012 to 12/31/2012	$10.76640	$12.05491	1,172,164
01/01/2013 to 12/31/2013	$12.05491	$13.84312	1,205,241
01/01/2014 to 12/31/2014	$13.84312	$14.47156	1,131,297
01/01/2015 to 12/31/2015	$14.47156	$14.37216	1,063,516

AST American Century Income & Growth Portfolio
01/28/2008 to 12/31/2008	$10.07540	$6.98402	4,142
01/01/2009 to 12/31/2009	$6.98402	$8.10380	72,171
01/01/2010 to 12/31/2010	$8.10380	$9.08951	88,602
01/01/2011 to 12/31/2011	$9.08951	$9.27515	81,629
01/01/2012 to 05/04/2012	$9.27515	$10.08400	0

AST Balanced Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.80042	$7.93788	297,217
01/01/2009 to 12/31/2009	$7.93788	$9.64261	2,080,381
01/01/2010 to 12/31/2010	$9.64261	$10.66999	3,078,933
01/01/2011 to 12/31/2011	$10.66999	$10.38471	2,664,033
01/01/2012 to 12/31/2012	$10.38471	$11.50742	2,980,799
01/01/2013 to 12/31/2013	$11.50742	$13.33818	2,835,089
01/01/2014 to 12/31/2014	$13.33818	$13.99825	2,580,419
01/01/2015 to 12/31/2015	$13.99825	$13.85704	2,447,204

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99878	$9.17771	27,571
01/01/2012 to 12/31/2012	$9.17771	$10.11758	45,347
01/01/2013 to 12/31/2013	$10.11758	$11.04981	39,653
01/01/2014 to 12/31/2014	$11.04981	$11.41945	37,346
01/01/2015 to 12/31/2015	$11.41945	$10.91317	35,600

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99878	$10.51269	790
01/01/2014 to 12/31/2014	$10.51269	$10.72788	446
01/01/2015 to 12/31/2015	$10.72788	$10.59820	88

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/28/2008 to 12/31/2008	$11.01241	$10.67302	12,467
01/01/2009 to 12/31/2009	$10.67302	$11.59095	65,950
01/01/2010 to 12/31/2010	$11.59095	$11.86479	101,552
01/01/2011 to 12/31/2011	$11.86479	$11.95240	88,543
01/01/2012 to 12/31/2012	$11.95240	$12.32842	84,235
01/01/2013 to 12/31/2013	$12.32842	$11.88219	67,845
01/01/2014 to 12/31/2014	$11.88219	$11.69537	51,011
01/01/2015 to 12/31/2015	$11.69537	$11.57819	42,069

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/28/2008 to 12/31/2008	$11.29409	$10.59906	59,422
01/01/2009 to 12/31/2009	$10.59906	$12.16820	657,223
01/01/2010 to 12/31/2010	$12.16820	$12.91362	882,950
01/01/2011 to 12/31/2011	$12.91362	$13.12736	762,990
01/01/2012 to 12/31/2012	$13.12736	$14.13877	804,965
01/01/2013 to 12/31/2013	$14.13877	$13.67387	819,345
01/01/2014 to 12/31/2014	$13.67387	$14.04184	720,641
01/01/2015 to 12/31/2015	$14.04184	$13.54264	613,495

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99918	$9.40889	0
01/01/2010 to 12/31/2010	$9.40889	$10.25033	0
01/01/2011 to 12/31/2011	$10.25033	$11.07246	0
01/01/2012 to 12/31/2012	$11.07246	$11.36301	0
01/01/2013 to 12/31/2013	$11.36301	$11.11802	0
01/01/2014 to 12/31/2014	$11.11802	$11.00465	0
01/01/2015 to 12/31/2015	$11.00465	$10.81715	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99878	$12.07153	166
01/01/2009 to 12/31/2009	$12.07153	$11.17358	0
01/01/2010 to 12/31/2010	$11.17358	$12.23975	0
01/01/2011 to 12/31/2011	$12.23975	$13.69665	0
01/01/2012 to 12/31/2012	$13.69665	$14.26532	0
01/01/2013 to 12/31/2013	$14.26532	$13.61286	0
01/01/2014 to 12/31/2014	$13.61286	$13.76870	0
01/01/2015 to 12/31/2015	$13.76870	$13.67519	0

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99878	$12.14063	456
01/01/2009 to 12/31/2009	$12.14063	$11.04013	3,179
01/01/2010 to 12/31/2010	$11.04013	$12.11276	0
01/01/2011 to 12/31/2011	$12.11276	$13.84010	0
01/01/2012 to 12/31/2012	$13.84010	$14.43421	0
01/01/2013 to 12/31/2013	$14.43421	$13.53379	0
01/01/2014 to 12/31/2014	$13.53379	$13.90241	0
01/01/2015 to 12/31/2015	$13.90241	$13.84356	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99918	$8.81766	0
01/01/2010 to 12/31/2010	$8.81766	$9.71629	29,400
01/01/2011 to 12/31/2011	$9.71629	$11.36070	4,368
01/01/2012 to 12/31/2012	$11.36070	$11.89987	0
01/01/2013 to 12/31/2013	$11.89987	$10.96015	0
01/01/2014 to 12/31/2014	$10.96015	$11.46321	0
01/01/2015 to 12/31/2015	$11.46321	$11.46618	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99837	$11.04436	11,735
01/01/2011 to 12/31/2011	$11.04436	$13.09020	17,196
01/01/2012 to 12/31/2012	$13.09020	$13.77270	2,638
01/01/2013 to 12/31/2013	$13.77270	$12.61919	0
01/01/2014 to 12/31/2014	$12.61919	$13.38762	0
01/01/2015 to 12/31/2015	$13.38762	$13.42495	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99878	$12.05974	16,287
01/01/2012 to 12/31/2012	$12.05974	$12.57598	23,427
01/01/2013 to 12/31/2013	$12.57598	$11.18264	0
01/01/2014 to 12/31/2014	$11.18264	$12.15987	0
01/01/2015 to 12/31/2015	$12.15987	$12.23132	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99837	$10.43318	15,254
01/01/2013 to 12/31/2013	$10.43318	$9.23062	65,552
01/01/2014 to 12/31/2014	$9.23062	$10.24182	24,504
01/01/2015 to 12/31/2015	$10.24182	$10.36365	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99918	$8.77825	10,493
01/01/2014 to 12/31/2014	$8.77825	$9.91050	19,809
01/01/2015 to 12/31/2015	$9.91050	$10.04131	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99918	$11.34002	4,302
01/01/2015 to 12/31/2015	$11.34002	$11.39568	49,784

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99918	$9.97043	5,963

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14555	$10.30277	2,881
01/01/2010 to 12/31/2010	$10.30277	$11.54366	7,672
01/01/2011 to 12/31/2011	$11.54366	$10.70544	4,788
01/01/2012 to 12/31/2012	$10.70544	$11.94282	8,098
01/01/2013 to 12/31/2013	$11.94282	$15.46451	7,288
01/01/2014 to 12/31/2014	$15.46451	$16.80005	6,595
01/01/2015 to 12/31/2015	$16.80005	$15.76304	2,082

AST Capital Growth Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.70042	$7.35768	104,972
01/01/2009 to 12/31/2009	$7.35768	$9.08512	1,391,280
01/01/2010 to 12/31/2010	$9.08512	$10.14802	1,949,878
01/01/2011 to 12/31/2011	$10.14802	$9.75559	1,552,211
01/01/2012 to 12/31/2012	$9.75559	$10.93015	1,896,953
01/01/2013 to 12/31/2013	$10.93015	$13.21096	1,995,280
01/01/2014 to 12/31/2014	$13.21096	$13.92614	1,898,060
01/01/2015 to 12/31/2015	$13.92614	$13.79354	1,818,382

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99878	$11.68047	351
01/01/2014 to 12/31/2014	$11.68047	$13.07408	3,490
01/01/2015 to 12/31/2015	$13.07408	$12.42078	4,090

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/28/2008 to 12/31/2008	$9.59840	$6.12347	488
01/01/2009 to 12/31/2009	$6.12347	$7.95926	48,134
01/01/2010 to 12/31/2010	$7.95926	$10.09166	49,938
01/01/2011 to 12/31/2011	$10.09166	$10.59795	44,937
01/01/2012 to 12/31/2012	$10.59795	$12.04361	56,589
01/01/2013 to 12/31/2013	$12.04361	$12.23736	46,108
01/01/2014 to 12/31/2014	$12.23736	$15.78363	36,491
01/01/2015 to 12/31/2015	$15.78363	$16.30367	29,993

AST DeAm Small-Cap Value Portfolio
01/28/2008 to 07/18/2008	$7.94983	$7.77774	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99878	$9.70095	13,188
01/01/2014 to 12/31/2014	$9.70095	$10.04521	13,066
01/01/2015 to 12/31/2015	$10.04521	$9.88712	22,021

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10365	$7.51563	10,741
01/01/2009 to 12/31/2009	$7.51563	$8.97650	94,153
01/01/2010 to 12/31/2010	$8.97650	$10.02218	105,837
01/01/2011 to 12/31/2011	$10.02218	$9.63018	92,215
01/01/2012 to 12/31/2012	$9.63018	$10.78143	140,503
01/01/2013 to 12/31/2013	$10.78143	$12.66415	141,792
01/01/2014 to 12/31/2014	$12.66415	$13.19051	151,743
01/01/2015 to 10/16/2015	$13.19051	$13.17613	0

AST FI Pyramis® Quantitative Portfolio
01/28/2008 to 12/31/2008	$10.75357	$7.27517	69,413
01/01/2009 to 12/31/2009	$7.27517	$8.87719	332,623
01/01/2010 to 12/31/2010	$8.87719	$10.00230	474,324
01/01/2011 to 12/31/2011	$10.00230	$9.70641	473,551
01/01/2012 to 12/31/2012	$9.70641	$10.57978	538,274
01/01/2013 to 12/31/2013	$10.57978	$11.96203	511,688
01/01/2014 to 12/31/2014	$11.96203	$12.15669	491,669
01/01/2015 to 12/31/2015	$12.15669	$12.09568	452,858

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99878	$7.47907	7,132
01/01/2009 to 11/13/2009	$7.47907	$8.37764	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99878	$10.76085	1,163,113
01/01/2013 to 12/31/2013	$10.76085	$13.19628	1,174,808
01/01/2014 to 12/31/2014	$13.19628	$13.41442	1,036,551
01/01/2015 to 10/16/2015	$13.41442	$12.87129	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99878	$10.82956	12,775
01/01/2014 to 12/31/2014	$10.82956	$10.94259	22,876
01/01/2015 to 10/16/2015	$10.94259	$10.45934	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17546	$6.11844	0
01/01/2009 to 12/31/2009	$6.11844	$8.14381	25,045
01/01/2010 to 12/31/2010	$8.14381	$9.64413	35,409
01/01/2011 to 12/31/2011	$9.64413	$9.02305	27,948
01/01/2012 to 12/31/2012	$9.02305	$11.27234	28,233
01/01/2013 to 12/31/2013	$11.27234	$11.58862	29,443
01/01/2014 to 12/31/2014	$11.58862	$13.00698	22,265
01/01/2015 to 12/31/2015	$13.00698	$12.80324	18,359

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/28/2008 to 12/31/2008	$10.30860	$6.78433	3,944
01/01/2009 to 12/31/2009	$6.78433	$9.98592	70,769
01/01/2010 to 12/31/2010	$9.98592	$10.85057	99,315
01/01/2011 to 12/31/2011	$10.85057	$10.26731	76,138
01/01/2012 to 12/31/2012	$10.26731	$12.11480	86,030
01/01/2013 to 12/31/2013	$12.11480	$15.48538	73,982
01/01/2014 to 02/07/2014	$15.48538	$15.23688	0

AST Goldman Sachs Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.61253	$6.68664	7,508
01/01/2009 to 12/31/2009	$6.68664	$7.85195	61,439
01/01/2010 to 12/31/2010	$7.85195	$8.73274	90,040
01/01/2011 to 12/31/2011	$8.73274	$8.12897	75,466
01/01/2012 to 12/31/2012	$8.12897	$9.58378	85,828
01/01/2013 to 12/31/2013	$9.58378	$12.60920	83,302
01/01/2014 to 12/31/2014	$12.60920	$14.05419	83,977
01/01/2015 to 12/31/2015	$14.05419	$13.20669	158,509

AST Goldman Sachs Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.49471	$6.77623	8,178
01/01/2009 to 12/31/2009	$6.77623	$10.48781	76,995
01/01/2010 to 12/31/2010	$10.48781	$12.38123	102,984
01/01/2011 to 12/31/2011	$12.38123	$11.83537	79,956
01/01/2012 to 12/31/2012	$11.83537	$13.94732	85,009
01/01/2013 to 12/31/2013	$13.94732	$18.16471	81,697
01/01/2014 to 12/31/2014	$18.16471	$19.95920	88,110
01/01/2015 to 12/31/2015	$19.95920	$18.54623	117,805

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08932	$7.62474	22,897
01/01/2009 to 12/31/2009	$7.62474	$9.26866	380,849
01/01/2010 to 12/31/2010	$9.26866	$10.19072	594,281
01/01/2011 to 12/31/2011	$10.19072	$9.98931	548,195
01/01/2012 to 12/31/2012	$9.98931	$10.83837	606,880
01/01/2013 to 12/31/2013	$10.83837	$11.72689	569,131
01/01/2014 to 12/31/2014	$11.72689	$12.02047	447,067
01/01/2015 to 12/31/2015	$12.02047	$11.73512	382,093

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03366	$7.64561	2,423
01/01/2009 to 12/31/2009	$7.64561	$9.55496	54,289
01/01/2010 to 12/31/2010	$9.55496	$11.93357	60,770
01/01/2011 to 12/31/2011	$11.93357	$11.91052	50,167
01/01/2012 to 12/31/2012	$11.91052	$13.57541	59,955
01/01/2013 to 12/31/2013	$13.57541	$18.56597	56,249
01/01/2014 to 12/31/2014	$18.56597	$19.60819	57,934
01/01/2015 to 12/31/2015	$19.60819	$18.25699	51,008

AST Herndon Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.28356	$6.79217	2,459
01/01/2009 to 12/31/2009	$6.79217	$7.91375	7,430
01/01/2010 to 12/31/2010	$7.91375	$8.76694	8,147
01/01/2011 to 12/31/2011	$8.76694	$8.59508	14,220
01/01/2012 to 12/31/2012	$8.59508	$9.60272	23,969
01/01/2013 to 12/31/2013	$9.60272	$12.73700	17,684
01/01/2014 to 12/31/2014	$12.73700	$12.74433	16,675
01/01/2015 to 12/31/2015	$12.74433	$11.79460	16,312

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST High Yield Portfolio
01/28/2008 to 12/31/2008	$10.57290	$7.83540	2,299
01/01/2009 to 12/31/2009	$7.83540	$10.46419	37,304
01/01/2010 to 12/31/2010	$10.46419	$11.70145	43,867
01/01/2011 to 12/31/2011	$11.70145	$11.89455	38,567
01/01/2012 to 12/31/2012	$11.89455	$13.34449	42,065
01/01/2013 to 12/31/2013	$13.34449	$14.09138	93,965
01/01/2014 to 12/31/2014	$14.09138	$14.23830	128,243
01/01/2015 to 12/31/2015	$14.23830	$13.52798	92,246

AST International Growth Portfolio
01/28/2008 to 12/31/2008	$11.10512	$6.10680	5,941
01/01/2009 to 12/31/2009	$6.10680	$8.13975	46,764
01/01/2010 to 12/31/2010	$8.13975	$9.18212	64,939
01/01/2011 to 12/31/2011	$9.18212	$7.87741	47,344
01/01/2012 to 12/31/2012	$7.87741	$9.34153	56,168
01/01/2013 to 12/31/2013	$9.34153	$10.95737	59,696
01/01/2014 to 12/31/2014	$10.95737	$10.19900	53,558
01/01/2015 to 12/31/2015	$10.19900	$10.36453	35,666

AST International Value Portfolio
01/28/2008 to 12/31/2008	$11.27851	$6.96767	4,797
01/01/2009 to 12/31/2009	$6.96767	$8.95840	40,435
01/01/2010 to 12/31/2010	$8.95840	$9.80419	48,810
01/01/2011 to 12/31/2011	$9.80419	$8.44724	38,002
01/01/2012 to 12/31/2012	$8.44724	$9.71020	36,457
01/01/2013 to 12/31/2013	$9.71020	$11.42914	36,661
01/01/2014 to 12/31/2014	$11.42914	$10.50540	34,854
01/01/2015 to 12/31/2015	$10.50540	$10.43464	28,046

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99878	$10.74996	937,888
01/01/2009 to 12/31/2009	$10.74996	$11.78825	242,698
01/01/2010 to 12/31/2010	$11.78825	$12.86966	68,454
01/01/2011 to 12/31/2011	$12.86966	$14.25768	2,555,474
01/01/2012 to 12/31/2012	$14.25768	$15.36736	810,277
01/01/2013 to 12/31/2013	$15.36736	$14.65847	260,102
01/01/2014 to 12/31/2014	$14.65847	$15.41357	222,751
01/01/2015 to 12/31/2015	$15.41357	$15.36389	651,415

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11184	$7.14813	7,915
01/01/2009 to 12/31/2009	$7.14813	$8.92055	202,187
01/01/2010 to 12/31/2010	$8.92055	$10.00306	337,015
01/01/2011 to 12/31/2011	$10.00306	$9.79933	273,284
01/01/2012 to 12/31/2012	$9.79933	$10.96573	428,350
01/01/2013 to 12/31/2013	$10.96573	$12.56267	427,677
01/01/2014 to 12/31/2014	$12.56267	$13.16471	438,163
01/01/2015 to 12/31/2015	$13.16471	$12.83436	309,897

AST J.P. Morgan International Equity Portfolio
01/28/2008 to 12/31/2008	$10.37741	$6.59757	6,402
01/01/2009 to 12/31/2009	$6.59757	$8.83238	122,682
01/01/2010 to 12/31/2010	$8.83238	$9.32582	180,517
01/01/2011 to 12/31/2011	$9.32582	$8.34746	148,594
01/01/2012 to 12/31/2012	$8.34746	$10.02572	165,959
01/01/2013 to 12/31/2013	$10.02572	$11.39477	165,655
01/01/2014 to 12/31/2014	$11.39477	$10.51178	172,283
01/01/2015 to 12/31/2015	$10.51178	$10.06688	139,805

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.85474	$8.60156	192,421
01/01/2009 to 12/31/2009	$8.60156	$10.34049	560,319
01/01/2010 to 12/31/2010	$10.34049	$10.93339	630,666
01/01/2011 to 12/31/2011	$10.93339	$10.79715	543,294
01/01/2012 to 12/31/2012	$10.79715	$11.77764	617,500
01/01/2013 to 12/31/2013	$11.77764	$12.88377	602,006
01/01/2014 to 12/31/2014	$12.88377	$13.38501	531,246
01/01/2015 to 12/31/2015	$13.38501	$13.16315	478,977

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08417	$10.29296	207
01/01/2010 to 12/31/2010	$10.29296	$11.28842	7,330
01/01/2011 to 12/31/2011	$11.28842	$11.19543	9,235
01/01/2012 to 12/31/2012	$11.19543	$12.70486	14,407
01/01/2013 to 12/31/2013	$12.70486	$17.08522	12,168
01/01/2014 to 12/31/2014	$17.08522	$18.43253	11,610
01/01/2015 to 12/31/2015	$18.43253	$20.09133	9,511

AST Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.97191	$6.07526	3,266
01/01/2009 to 12/31/2009	$6.07526	$7.14882	25,743
01/01/2010 to 12/31/2010	$7.14882	$7.97004	23,706
01/01/2011 to 12/31/2011	$7.97004	$7.52387	15,875
01/01/2012 to 12/31/2012	$7.52387	$8.66421	19,520
01/01/2013 to 12/31/2013	$8.66421	$11.93878	71,477
01/01/2014 to 12/31/2014	$11.93878	$13.37925	81,591
01/01/2015 to 12/31/2015	$13.37925	$12.14865	72,549

AST Loomis Sayles Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.42496	$6.43168	14,029
01/01/2009 to 12/31/2009	$6.43168	$8.22245	110,045
01/01/2010 to 12/31/2010	$8.22245	$9.70112	123,126
01/01/2011 to 12/31/2011	$9.70112	$9.47069	96,535
01/01/2012 to 12/31/2012	$9.47069	$10.47506	107,212
01/01/2013 to 12/31/2013	$10.47506	$14.09869	98,111
01/01/2014 to 12/31/2014	$14.09869	$15.36131	151,511
01/01/2015 to 12/31/2015	$15.36131	$16.65853	122,043

AST Lord Abbett Core Fixed Income Portfolio
01/28/2008 to 12/31/2008	$10.72819	$8.29284	4,561
01/01/2009 to 12/31/2009	$8.29284	$10.99748	69,598
01/01/2010 to 12/31/2010	$10.99748	$12.28850	80,048
01/01/2011 to 12/31/2011	$12.28850	$13.33842	101,190
01/01/2012 to 12/31/2012	$13.33842	$13.92024	160,553
01/01/2013 to 12/31/2013	$13.92024	$13.44019	111,162
01/01/2014 to 12/31/2014	$13.44019	$14.08757	116,164
01/01/2015 to 12/31/2015	$14.08757	$13.79834	109,084

AST MFS Global Equity Portfolio
01/28/2008 to 12/31/2008	$10.93868	$7.79348	450
01/01/2009 to 12/31/2009	$7.79348	$10.09751	37,756
01/01/2010 to 12/31/2010	$10.09751	$11.14683	52,527
01/01/2011 to 12/31/2011	$11.14683	$10.63837	44,621
01/01/2012 to 12/31/2012	$10.63837	$12.89979	46,265
01/01/2013 to 12/31/2013	$12.89979	$16.22135	51,782
01/01/2014 to 12/31/2014	$16.22135	$16.56179	60,769
01/01/2015 to 12/31/2015	$16.56179	$16.07796	59,038

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
01/28/2008 to 12/31/2008	$10.77734	$7.39900	924
01/01/2009 to 12/31/2009	$7.39900	$9.06133	23,462
01/01/2010 to 12/31/2010	$9.06133	$10.06879	30,167
01/01/2011 to 12/31/2011	$10.06879	$9.86114	21,142
01/01/2012 to 12/31/2012	$9.86114	$11.37499	25,706
01/01/2013 to 12/31/2013	$11.37499	$15.32063	23,438
01/01/2014 to 12/31/2014	$15.32063	$16.40889	21,606
01/01/2015 to 12/31/2015	$16.40889	$17.33506	19,579

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.20344	0
01/01/2013 to 12/31/2013	$10.20344	$13.52129	0
01/01/2014 to 12/31/2014	$13.52129	$14.68262	3,033
01/01/2015 to 12/31/2015	$14.68262	$14.36096	3,385

AST Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.76425	$6.42811	1,781
01/01/2009 to 12/31/2009	$6.42811	$8.79579	36,001
01/01/2010 to 12/31/2010	$8.79579	$10.71178	40,534
01/01/2011 to 12/31/2011	$10.71178	$10.18940	34,567
01/01/2012 to 12/31/2012	$10.18940	$11.88679	37,133
01/01/2013 to 12/31/2013	$11.88679	$15.50742	27,750
01/01/2014 to 12/31/2014	$15.50742	$17.56527	21,213
01/01/2015 to 12/31/2015	$17.56527	$16.16201	17,270

AST Money Market Portfolio
01/28/2008 to 12/31/2008	$10.58626	$10.66843	98,329
01/01/2009 to 12/31/2009	$10.66843	$10.53641	165,957
01/01/2010 to 12/31/2010	$10.53641	$10.38330	153,374
01/01/2011 to 12/31/2011	$10.38330	$10.23237	216,266
01/01/2012 to 12/31/2012	$10.23237	$10.08177	118,514
01/01/2013 to 12/31/2013	$10.08177	$9.93241	57,725
01/01/2014 to 12/31/2014	$9.93241	$9.78601	68,986
01/01/2015 to 12/31/2015	$9.78601	$9.64125	28,282

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.38007	$5.88237	4,751
01/01/2009 to 12/31/2009	$5.88237	$8.15096	47,142
01/01/2010 to 12/31/2010	$8.15096	$9.91264	61,138
01/01/2011 to 12/31/2011	$9.91264	$9.52368	44,631
01/01/2012 to 12/31/2012	$9.52368	$10.98985	61,378
01/01/2013 to 12/31/2013	$10.98985	$15.37586	91,344
01/01/2014 to 12/31/2014	$15.37586	$17.30744	98,054
01/01/2015 to 12/31/2015	$17.30744	$16.09047	95,128

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02869	$10.07378	0
01/01/2012 to 12/31/2012	$10.07378	$10.40835	11,252
01/01/2013 to 12/31/2013	$10.40835	$9.96405	2,870
01/01/2014 to 12/31/2014	$9.96405	$10.32244	2,906
01/01/2015 to 10/16/2015	$10.32244	$10.30896	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.85566	$6.88496	1,416
01/01/2009 to 12/31/2009	$6.88496	$8.80389	30,700
01/01/2010 to 12/31/2010	$8.80389	$11.16124	41,167
01/01/2011 to 12/31/2011	$11.16124	$11.18202	31,495
01/01/2012 to 12/31/2012	$11.18202	$12.38071	42,754
01/01/2013 to 12/31/2013	$12.38071	$16.17546	46,339
01/01/2014 to 12/31/2014	$16.17546	$17.20161	43,807
01/01/2015 to 10/16/2015	$17.20161	$17.66375	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.60826	$6.26360	0
01/01/2009 to 12/31/2009	$6.26360	$7.56354	58,111
01/01/2010 to 12/31/2010	$7.56354	$8.96219	69,168
01/01/2011 to 04/29/2011	$8.96219	$10.05822	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99878	$10.33587	92,540
01/01/2013 to 12/31/2013	$10.33587	$12.10927	101,515
01/01/2014 to 12/31/2014	$12.10927	$12.54341	93,656
01/01/2015 to 12/31/2015	$12.54341	$12.20458	83,219

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10152	$5.57838	676
01/01/2009 to 12/31/2009	$5.57838	$9.15161	95,127
01/01/2010 to 12/31/2010	$9.15161	$11.02430	157,294
01/01/2011 to 12/31/2011	$11.02430	$8.65975	107,754
01/01/2012 to 12/31/2012	$8.65975	$10.06126	119,803
01/01/2013 to 12/31/2013	$10.06126	$9.93469	132,139
01/01/2014 to 12/31/2014	$9.93469	$9.32944	108,747
01/01/2015 to 12/31/2015	$9.32944	$7.65406	84,204

AST Preservation Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.92996	$8.86059	102,585
01/01/2009 to 12/31/2009	$8.86059	$10.47883	1,259,108
01/01/2010 to 12/31/2010	$10.47883	$11.41546	1,554,207
01/01/2011 to 12/31/2011	$11.41546	$11.35900	1,466,171
01/01/2012 to 12/31/2012	$11.35900	$12.35189	1,484,014
01/01/2013 to 12/31/2013	$12.35189	$13.29032	1,404,897
01/01/2014 to 12/31/2014	$13.29032	$13.85018	1,271,608
01/01/2015 to 12/31/2015	$13.85018	$13.66503	1,196,893

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01870	$10.07372	0
01/01/2012 to 12/31/2012	$10.07372	$10.63032	26,521
01/01/2013 to 12/31/2013	$10.63032	$10.23100	9,459
01/01/2014 to 12/31/2014	$10.23100	$10.69075	19,546
01/01/2015 to 12/31/2015	$10.69075	$10.50456	17,249

AST Prudential Growth Allocation Portfolio
01/28/2008 to 12/31/2008	$10.55542	$6.61574	43,302
01/01/2009 to 12/31/2009	$6.61574	$8.21100	649,862
01/01/2010 to 12/31/2010	$8.21100	$9.62824	1,024,195
01/01/2011 to 12/31/2011	$9.62824	$8.89662	618,018
01/01/2012 to 12/31/2012	$8.89662	$9.89749	895,499
01/01/2013 to 12/31/2013	$9.89749	$11.41147	929,338
01/01/2014 to 12/31/2014	$11.41147	$12.27686	900,669
01/01/2015 to 12/31/2015	$12.27686	$12.02133	1,924,202

AST QMA US Equity Alpha Portfolio
01/28/2008 to 12/31/2008	$9.94163	$6.52358	8,068
01/01/2009 to 12/31/2009	$6.52358	$7.82975	14,358
01/01/2010 to 12/31/2010	$7.82975	$8.87493	17,621
01/01/2011 to 12/31/2011	$8.87493	$9.04620	19,617
01/01/2012 to 12/31/2012	$9.04620	$10.58828	18,611
01/01/2013 to 12/31/2013	$10.58828	$13.81472	24,776
01/01/2014 to 12/31/2014	$13.81472	$15.95344	39,461
01/01/2015 to 12/31/2015	$15.95344	$16.20156	55,829

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99878	$8.91039	0
01/01/2012 to 12/31/2012	$8.91039	$9.93353	0
01/01/2013 to 12/31/2013	$9.93353	$11.97880	0
01/01/2014 to 12/31/2014	$11.97880	$12.56898	0
01/01/2015 to 12/31/2015	$12.56898	$12.40193	7,644

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08114	$7.35525	6,399
01/01/2009 to 12/31/2009	$7.35525	$8.94137	710,037
01/01/2010 to 12/31/2010	$8.94137	$9.85912	876,483
01/01/2011 to 12/31/2011	$9.85912	$9.53718	753,640
01/01/2012 to 12/31/2012	$9.53718	$10.36223	790,870
01/01/2013 to 12/31/2013	$10.36223	$11.47907	732,688
01/01/2014 to 12/31/2014	$11.47907	$11.89064	712,369
01/01/2015 to 12/31/2015	$11.89064	$11.69551	632,333

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09932	$6.70558	31,267
01/01/2009 to 12/31/2009	$6.70558	$8.38031	510,348
01/01/2010 to 12/31/2010	$8.38031	$9.44069	604,808
01/01/2011 to 12/31/2011	$9.44069	$9.07919	441,577
01/01/2012 to 12/31/2012	$9.07919	$10.36728	645,075
01/01/2013 to 12/31/2013	$10.36728	$12.05873	657,123
01/01/2014 to 12/31/2014	$12.05873	$12.52598	613,402
01/01/2015 to 12/31/2015	$12.52598	$12.27395	748,578

AST Schroders Multi-Asset World Strategies Portfolio
01/28/2008 to 12/31/2008	$10.72987	$7.81125	38,731
01/01/2009 to 12/31/2009	$7.81125	$9.80559	324,820
01/01/2010 to 12/31/2010	$9.80559	$10.80184	483,337
01/01/2011 to 12/31/2011	$10.80184	$10.28267	415,490
01/01/2012 to 12/31/2012	$10.28267	$11.25882	450,693
01/01/2013 to 12/31/2013	$11.25882	$12.68975	433,109
01/01/2014 to 12/31/2014	$12.68975	$12.88182	393,995
01/01/2015 to 10/16/2015	$12.88182	$12.54689	0

AST Small-Cap Growth Opportunities Portfolio
01/28/2008 to 12/31/2008	$9.74117	$6.01124	2,171
01/01/2009 to 12/31/2009	$6.01124	$7.85687	28,473
01/01/2010 to 12/31/2010	$7.85687	$10.26015	34,068
01/01/2011 to 12/31/2011	$10.26015	$8.78323	71,004
01/01/2012 to 12/31/2012	$8.78323	$10.39032	75,080
01/01/2013 to 12/31/2013	$10.39032	$14.41464	69,056
01/01/2014 to 12/31/2014	$14.41464	$14.90328	77,186
01/01/2015 to 12/31/2015	$14.90328	$14.87904	64,621

AST Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.39601	$6.70943	705
01/01/2009 to 12/31/2009	$6.70943	$8.85160	23,551
01/01/2010 to 12/31/2010	$8.85160	$11.89669	26,640
01/01/2011 to 12/31/2011	$11.89669	$11.60630	22,741
01/01/2012 to 12/31/2012	$11.60630	$12.82686	25,195
01/01/2013 to 12/31/2013	$12.82686	$17.08234	25,349
01/01/2014 to 12/31/2014	$17.08234	$17.47271	24,274
01/01/2015 to 12/31/2015	$17.47271	$17.34971	30,401

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.06784	$6.74497	4,783
01/01/2009 to 12/31/2009	$6.74497	$8.43952	13,998
01/01/2010 to 12/31/2010	$8.43952	$10.47614	15,772
01/01/2011 to 12/31/2011	$10.47614	$9.70463	12,494
01/01/2012 to 12/31/2012	$9.70463	$11.29733	16,198
01/01/2013 to 12/31/2013	$11.29733	$15.29340	16,316
01/01/2014 to 12/31/2014	$15.29340	$15.86112	16,679
01/01/2015 to 12/31/2015	$15.86112	$14.95315	20,793

AST T. Rowe Price Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.62909	$8.13342	143,354
01/01/2009 to 12/31/2009	$8.13342	$9.94750	1,082,792
01/01/2010 to 12/31/2010	$9.94750	$10.93099	1,384,417
01/01/2011 to 12/31/2011	$10.93099	$10.98328	1,295,890
01/01/2012 to 12/31/2012	$10.98328	$12.28116	1,450,252
01/01/2013 to 12/31/2013	$12.28116	$14.13649	1,443,225
01/01/2014 to 12/31/2014	$14.13649	$14.74644	1,335,791
01/01/2015 to 12/31/2015	$14.74644	$14.53465	1,360,414

AST T. Rowe Price Equity Income Portfolio
01/28/2008 to 12/31/2008	$9.82392	$6.02931	3,209
01/01/2009 to 12/31/2009	$6.02931	$7.35383	93,406
01/01/2010 to 12/31/2010	$7.35383	$8.20464	135,622
01/01/2011 to 12/31/2011	$8.20464	$7.95100	98,896
01/01/2012 to 12/31/2012	$7.95100	$9.18471	115,707
01/01/2013 to 12/31/2013	$9.18471	$11.73520	112,693
01/01/2014 to 12/31/2014	$11.73520	$12.42514	100,478
01/01/2015 to 10/16/2015	$12.42514	$11.53551	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.97292	$6.54278	426
01/01/2009 to 12/31/2009	$6.54278	$9.88646	78,202
01/01/2010 to 12/31/2010	$9.88646	$11.28037	103,537
01/01/2011 to 12/31/2011	$11.28037	$10.92552	83,454
01/01/2012 to 12/31/2012	$10.92552	$12.65642	98,220
01/01/2013 to 12/31/2013	$12.65642	$17.95923	106,818
01/01/2014 to 12/31/2014	$17.95923	$19.17046	115,678
01/01/2015 to 12/31/2015	$19.17046	$20.69721	112,626

AST T. Rowe Price Natural Resources Portfolio
01/28/2008 to 12/31/2008	$12.26755	$6.71168	9,644
01/01/2009 to 12/31/2009	$6.71168	$9.87571	98,844
01/01/2010 to 12/31/2010	$9.87571	$11.71991	142,687
01/01/2011 to 12/31/2011	$11.71991	$9.82426	114,165
01/01/2012 to 12/31/2012	$9.82426	$10.02894	123,872
01/01/2013 to 12/31/2013	$10.02894	$11.40050	111,738
01/01/2014 to 12/31/2014	$11.40050	$10.29288	95,897
01/01/2015 to 12/31/2015	$10.29288	$8.18828	83,020

AST Templeton Global Bond Portfolio
01/28/2008 to 12/31/2008	$11.40359	$10.70540	24,075
01/01/2009 to 12/31/2009	$10.70540	$11.82496	52,543
01/01/2010 to 12/31/2010	$11.82496	$12.31945	62,326
01/01/2011 to 12/31/2011	$12.31945	$12.63813	51,326
01/01/2012 to 12/31/2012	$12.63813	$13.10183	57,437
01/01/2013 to 12/31/2013	$13.10183	$12.42365	58,875
01/01/2014 to 12/31/2014	$12.42365	$12.30820	55,837
01/01/2015 to 12/31/2015	$12.30820	$11.56638	40,979

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
01/28/2008 to 12/31/2008	$10.44830	$6.54040	1,591
01/01/2009 to 12/31/2009	$6.54040	$8.27579	106,324
01/01/2010 to 12/31/2010	$8.27579	$9.34687	123,298
01/01/2011 to 12/31/2011	$9.34687	$8.89064	111,031
01/01/2012 to 12/31/2012	$8.89064	$9.72324	126,697
01/01/2013 to 12/31/2013	$9.72324	$11.54369	129,798
01/01/2014 to 12/31/2014	$11.54369	$11.99911	163,994
01/01/2015 to 12/31/2015	$11.99911	$11.74700	121,331

AST Western Asset Core Plus Bond Portfolio
01/28/2008 to 12/31/2008	$10.23951	$9.32157	6,113
01/01/2009 to 12/31/2009	$9.32157	$10.25191	176,679
01/01/2010 to 12/31/2010	$10.25191	$10.88804	214,187
01/01/2011 to 12/31/2011	$10.88804	$11.37369	215,118
01/01/2012 to 12/31/2012	$11.37369	$12.08535	268,390
01/01/2013 to 12/31/2013	$12.08535	$11.72899	280,945
01/01/2014 to 12/31/2014	$11.72899	$12.38744	311,345
01/01/2015 to 12/31/2015	$12.38744	$12.35523	363,535

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07816	$6.65060	189,020
01/01/2009 to 12/31/2009	$6.65060	$8.52218	1,040,630
01/01/2010 to 12/31/2010	$8.52218	$9.25603	1,340,982
01/01/2011 to 12/31/2011	$9.25603	$8.96715	1,014,326
01/01/2012 to 09/21/2012	$8.96715	$10.05889	0

*	Denotes the start date of these sub-accounts

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV 40 bps (1.55%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.62935	$9.33172	2,150,966
01/01/2010 to 12/31/2010	$9.33172	$10.28882	2,575,846
01/01/2011 to 12/31/2011	$10.28882	$9.86254	2,101,519
01/01/2012 to 12/31/2012	$9.86254	$10.93232	2,489,866
01/01/2013 to 12/31/2013	$10.93232	$11.83916	2,357,157
01/01/2014 to 12/31/2014	$11.83916	$12.10359	2,107,812
01/01/2015 to 12/31/2015	$12.10359	$11.53511	1,851,471

AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.83518	$9.72595	713,971
01/01/2010 to 12/31/2010	$9.72595	$10.89021	874,964
01/01/2011 to 12/31/2011	$10.89021	$10.73628	804,478
01/01/2012 to 12/31/2012	$10.73628	$12.01516	951,885
01/01/2013 to 12/31/2013	$12.01516	$13.79063	1,046,966
01/01/2014 to 12/31/2014	$13.79063	$14.40963	992,201
01/01/2015 to 12/31/2015	$14.40963	$14.30363	859,475

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.51646	$8.08917	43,136
01/01/2010 to 12/31/2010	$8.08917	$9.06867	66,566
01/01/2011 to 12/31/2011	$9.06867	$9.24936	62,514
01/01/2012 to 05/04/2012	$9.24936	$10.05431	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.98281	$9.62505	3,063,742
01/01/2010 to 12/31/2010	$9.62505	$10.64526	3,682,992
01/01/2011 to 12/31/2011	$10.64526	$10.35559	3,322,498
01/01/2012 to 12/31/2012	$10.35559	$11.46953	3,882,270
01/01/2013 to 12/31/2013	$11.46953	$13.28773	3,646,597
01/01/2014 to 12/31/2014	$13.28773	$13.93828	3,426,570
01/01/2015 to 12/31/2015	$13.93828	$13.79086	3,276,761

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99874	$9.17470	12,347
01/01/2012 to 12/31/2012	$9.17470	$10.10920	31,405
01/01/2013 to 12/31/2013	$10.10920	$11.03529	30,725
01/01/2014 to 12/31/2014	$11.03529	$11.39883	30,059
01/01/2015 to 12/31/2015	$11.39883	$10.88804	21,076

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99874	$10.50915	269
01/01/2014 to 12/31/2014	$10.50915	$10.71899	9,492
01/01/2015 to 12/31/2015	$10.71899	$10.58404	7,017

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$10.98561	$11.56999	63,137
01/01/2010 to 12/31/2010	$11.56999	$11.83776	74,666
01/01/2011 to 12/31/2011	$11.83776	$11.91937	67,893
01/01/2012 to 12/31/2012	$11.91937	$12.28836	88,368
01/01/2013 to 12/31/2013	$12.28836	$11.83763	87,309
01/01/2014 to 12/31/2014	$11.83763	$11.64560	69,147
01/01/2015 to 12/31/2015	$11.64560	$11.52330	61,484

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$10.93175	$12.14622	586,106
01/01/2010 to 12/31/2010	$12.14622	$12.88400	825,811
01/01/2011 to 12/31/2011	$12.88400	$13.09095	687,328
01/01/2012 to 12/31/2012	$13.09095	$14.09248	797,218
01/01/2013 to 12/31/2013	$14.09248	$13.62239	816,650
01/01/2014 to 12/31/2014	$13.62239	$13.98210	753,810
01/01/2015 to 12/31/2015	$13.98210	$13.47848	640,334

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.69045	$9.40418	0
01/01/2010 to 12/31/2010	$9.40418	$10.24014	0
01/01/2011 to 12/31/2011	$10.24014	$11.05603	0
01/01/2012 to 12/31/2012	$11.05603	$11.34037	0
01/01/2013 to 12/31/2013	$11.34037	$11.09031	0
01/01/2014 to 12/31/2014	$11.09031	$10.97134	0
01/01/2015 to 12/31/2015	$10.97134	$10.77909	0

AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.40647	$11.16301	0
01/01/2010 to 12/31/2010	$11.16301	$12.22219	0
01/01/2011 to 12/31/2011	$12.22219	$13.67021	0
01/01/2012 to 12/31/2012	$13.67021	$14.23076	0
01/01/2013 to 12/31/2013	$14.23076	$13.57310	0
01/01/2014 to 12/31/2014	$13.57310	$13.72163	0
01/01/2015 to 12/31/2015	$13.72163	$13.62169	0

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.36722	$11.02965	0
01/01/2010 to 12/31/2010	$11.02965	$12.09526	0
01/01/2011 to 12/31/2011	$12.09526	$13.81329	0
01/01/2012 to 12/31/2012	$13.81329	$14.39921	0
01/01/2013 to 12/31/2013	$14.39921	$13.49432	0
01/01/2014 to 12/31/2014	$13.49432	$13.85503	0
01/01/2015 to 12/31/2015	$13.85503	$13.78971	0

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.38208	$8.81338	0
01/01/2010 to 12/31/2010	$8.81338	$9.70680	0
01/01/2011 to 12/31/2011	$9.70680	$11.34394	0
01/01/2012 to 12/31/2012	$11.34394	$11.87650	0
01/01/2013 to 12/31/2013	$11.87650	$10.93320	0
01/01/2014 to 12/31/2014	$10.93320	$11.42939	0
01/01/2015 to 12/31/2015	$11.42939	$11.42687	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99831	$11.03896	0
01/01/2011 to 12/31/2011	$11.03896	$13.07738	0
01/01/2012 to 12/31/2012	$13.07738	$13.75242	0
01/01/2013 to 12/31/2013	$13.75242	$12.59444	0
01/01/2014 to 12/31/2014	$12.59444	$13.35471	0
01/01/2015 to 12/31/2015	$13.35471	$13.38537	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99874	$12.05391	0
01/01/2012 to 12/31/2012	$12.05391	$12.56371	0
01/01/2013 to 12/31/2013	$12.56371	$11.16626	0
01/01/2014 to 12/31/2014	$11.16626	$12.13594	0
01/01/2015 to 12/31/2015	$12.13594	$12.20120	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99832	$10.42787	0
01/01/2013 to 12/31/2013	$10.42787	$9.22138	0
01/01/2014 to 12/31/2014	$9.22138	$10.22655	0
01/01/2015 to 12/31/2015	$10.22655	$10.34318	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99916	$8.77386	0
01/01/2014 to 12/31/2014	$8.77386	$9.90055	0
01/01/2015 to 12/31/2015	$9.90055	$10.02641	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99916	$11.33446	0
01/01/2015 to 12/31/2015	$11.33446	$11.38443	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99916	$9.96547	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14551	$10.30208	1,196
01/01/2010 to 12/31/2010	$10.30208	$11.53709	8,663
01/01/2011 to 12/31/2011	$11.53709	$10.69415	8,707
01/01/2012 to 12/31/2012	$10.69415	$11.92429	8,283
01/01/2013 to 12/31/2013	$11.92429	$15.43293	7,420
01/01/2014 to 12/31/2014	$15.43293	$16.75750	4,177
01/01/2015 to 12/31/2015	$16.75750	$15.71537	4,217

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.36809	$9.06844	2,083,500
01/01/2010 to 12/31/2010	$9.06844	$10.12452	2,802,840
01/01/2011 to 12/31/2011	$10.12452	$9.72831	2,138,495
01/01/2012 to 12/31/2012	$9.72831	$10.89425	2,637,947
01/01/2013 to 12/31/2013	$10.89425	$13.16116	2,762,707
01/01/2014 to 12/31/2014	$13.16116	$13.86689	2,841,559
01/01/2015 to 12/31/2015	$13.86689	$13.72816	2,647,090

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99874	$11.67557	2,447
01/01/2014 to 12/31/2014	$11.67557	$13.06215	4,731
01/01/2015 to 12/31/2015	$13.06215	$12.40337	3,625

AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$5.24469	$7.94483	16,815
01/01/2010 to 12/31/2010	$7.94483	$10.06834	44,201
01/01/2011 to 12/31/2011	$10.06834	$10.56835	39,921
01/01/2012 to 12/31/2012	$10.56835	$12.00411	46,945
01/01/2013 to 12/31/2013	$12.00411	$12.19121	53,132
01/01/2014 to 12/31/2014	$12.19121	$15.71649	53,194
01/01/2015 to 12/31/2015	$15.71649	$16.22632	43,570

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99874	$9.69767	0
01/01/2014 to 12/31/2014	$9.69767	$10.03693	18,998
01/01/2015 to 12/31/2015	$10.03693	$9.87409	5,801

AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.48516	$8.96936	223,011
01/01/2010 to 12/31/2010	$8.96936	$10.00929	273,406
01/01/2011 to 12/31/2011	$10.00929	$9.61303	223,829
01/01/2012 to 12/31/2012	$9.61303	$10.75680	380,020
01/01/2013 to 12/31/2013	$10.75680	$12.62893	421,965
01/01/2014 to 12/31/2014	$12.62893	$13.14744	411,577
01/01/2015 to 10/16/2015	$13.14744	$13.12804	0

AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.18902	$8.86111	1,105,631
01/01/2010 to 12/31/2010	$8.86111	$9.97923	1,387,358
01/01/2011 to 12/31/2011	$9.97923	$9.67928	1,202,340
01/01/2012 to 12/31/2012	$9.67928	$10.54500	1,175,200
01/01/2013 to 12/31/2013	$10.54500	$11.91681	1,177,186
01/01/2014 to 12/31/2014	$11.91681	$12.10476	1,003,578
01/01/2015 to 12/31/2015	$12.10476	$12.03800	1,008,300

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.75732	878,502
01/01/2013 to 12/31/2013	$10.75732	$13.18547	900,495
01/01/2014 to 12/31/2014	$13.18547	$13.39678	881,229
01/01/2015 to 10/16/2015	$13.39678	$12.84934	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99874	$10.82584	26,064
01/01/2014 to 12/31/2014	$10.82584	$10.93338	25,751
01/01/2015 to 10/16/2015	$10.93338	$10.44648	0

AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.73661	$8.13797	17,240
01/01/2010 to 12/31/2010	$8.13797	$9.63255	32,735
01/01/2011 to 12/31/2011	$9.63255	$9.00776	26,134
01/01/2012 to 12/31/2012	$9.00776	$11.24753	38,666
01/01/2013 to 12/31/2013	$11.24753	$11.55735	42,626
01/01/2014 to 12/31/2014	$11.55735	$12.96554	28,977
01/01/2015 to 12/31/2015	$12.96554	$12.75614	38,798

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$7.77091	$9.96770	154,802
01/01/2010 to 12/31/2010	$9.96770	$10.82533	158,834
01/01/2011 to 12/31/2011	$10.82533	$10.23845	111,586
01/01/2012 to 12/31/2012	$10.23845	$12.07463	130,549
01/01/2013 to 12/31/2013	$12.07463	$15.42640	129,080
01/01/2014 to 02/07/2014	$15.42640	$15.17806	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.47809	$7.83769	57,631
01/01/2010 to 12/31/2010	$7.83769	$8.71263	77,727
01/01/2011 to 12/31/2011	$8.71263	$8.10638	66,996
01/01/2012 to 12/31/2012	$8.10638	$9.55241	82,548
01/01/2013 to 12/31/2013	$9.55241	$12.56185	96,035
01/01/2014 to 12/31/2014	$12.56185	$13.99459	82,653
01/01/2015 to 12/31/2015	$13.99459	$13.14413	147,368

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.78103	$10.46870	142,166
01/01/2010 to 12/31/2010	$10.46870	$12.35275	135,150
01/01/2011 to 12/31/2011	$12.35275	$11.80230	98,379
01/01/2012 to 12/31/2012	$11.80230	$13.90165	133,595
01/01/2013 to 12/31/2013	$13.90165	$18.09631	126,917
01/01/2014 to 12/31/2014	$18.09631	$19.87432	111,842
01/01/2015 to 12/31/2015	$19.87432	$18.45832	154,977

AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.79957	$9.26113	812,786
01/01/2010 to 12/31/2010	$9.26113	$10.17744	1,042,665
01/01/2011 to 12/31/2011	$10.17744	$9.97148	985,917
01/01/2012 to 12/31/2012	$9.97148	$10.81372	1,086,829
01/01/2013 to 12/31/2013	$10.81372	$11.69444	1,060,006
01/01/2014 to 12/31/2014	$11.69444	$11.98130	1,009,573
01/01/2015 to 12/31/2015	$11.98130	$11.69120	950,689

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.42095	$9.54810	73,435
01/01/2010 to 12/31/2010	$9.54810	$11.91907	79,799
01/01/2011 to 12/31/2011	$11.91907	$11.89024	58,242
01/01/2012 to 12/31/2012	$11.89024	$13.54566	77,494
01/01/2013 to 12/31/2013	$13.54566	$18.51615	71,769
01/01/2014 to 12/31/2014	$18.51615	$19.54602	66,475
01/01/2015 to 12/31/2015	$19.54602	$18.19013	60,568

AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.23009	$7.89930	47,189
01/01/2010 to 12/31/2010	$7.89930	$8.74662	42,445
01/01/2011 to 12/31/2011	$8.74662	$8.57090	37,974
01/01/2012 to 12/31/2012	$8.57090	$9.57090	40,666
01/01/2013 to 12/31/2013	$9.57090	$12.68859	30,612
01/01/2014 to 12/31/2014	$12.68859	$12.68959	29,194
01/01/2015 to 12/31/2015	$12.68959	$11.73818	29,586

AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.32897	$10.44540	70,653
01/01/2010 to 12/31/2010	$10.44540	$11.67447	101,020
01/01/2011 to 12/31/2011	$11.67447	$11.86124	82,294
01/01/2012 to 12/31/2012	$11.86124	$13.30052	94,302
01/01/2013 to 12/31/2013	$13.30052	$14.03791	103,226
01/01/2014 to 12/31/2014	$14.03791	$14.17716	101,255
01/01/2015 to 12/31/2015	$14.17716	$13.46328	84,451

AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.18704	$8.12488	54,223
01/01/2010 to 12/31/2010	$8.12488	$9.16080	53,039
01/01/2011 to 12/31/2011	$9.16080	$7.85528	48,202
01/01/2012 to 12/31/2012	$7.85528	$9.31060	56,081
01/01/2013 to 12/31/2013	$9.31060	$10.91573	48,202
01/01/2014 to 12/31/2014	$10.91573	$10.15523	58,115
01/01/2015 to 12/31/2015	$10.15523	$10.31507	75,899

AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.87958	$8.94211	52,523
01/01/2010 to 12/31/2010	$8.94211	$9.78154	50,490
01/01/2011 to 12/31/2011	$9.78154	$8.42354	41,000
01/01/2012 to 12/31/2012	$8.42354	$9.67819	51,018
01/01/2013 to 12/31/2013	$9.67819	$11.38578	36,232
01/01/2014 to 12/31/2014	$11.38578	$10.46042	45,659
01/01/2015 to 12/31/2015	$10.46042	$10.38491	59,695

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.79830	$11.77700	559,979
01/01/2010 to 12/31/2010	$11.77700	$12.85096	264,802
01/01/2011 to 12/31/2011	$12.85096	$14.22998	3,254,638
01/01/2012 to 12/31/2012	$14.22998	$15.32995	1,151,622
01/01/2013 to 12/31/2013	$15.32995	$14.61557	435,750
01/01/2014 to 12/31/2014	$14.61557	$15.36107	467,527
01/01/2015 to 12/31/2015	$15.36107	$15.30408	1,053,602

AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.28019	$8.91307	373,383
01/01/2010 to 12/31/2010	$8.91307	$9.98987	513,492
01/01/2011 to 12/31/2011	$9.98987	$9.78156	407,142
01/01/2012 to 12/31/2012	$9.78156	$10.94038	579,678
01/01/2013 to 12/31/2013	$10.94038	$12.52756	706,243
01/01/2014 to 12/31/2014	$12.52756	$13.12146	694,440
01/01/2015 to 12/31/2015	$13.12146	$12.78586	662,304

AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$6.54645	$8.81640	115,193
01/01/2010 to 12/31/2010	$8.81640	$9.30432	194,754
01/01/2011 to 12/31/2011	$9.30432	$8.32407	147,972
01/01/2012 to 12/31/2012	$8.32407	$9.99280	169,924
01/01/2013 to 12/31/2013	$9.99280	$11.35179	163,460
01/01/2014 to 12/31/2014	$11.35179	$10.46701	167,855
01/01/2015 to 12/31/2015	$10.46701	$10.01918	147,902

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$8.88465	$10.32164	780,192
01/01/2010 to 12/31/2010	$10.32164	$10.90809	784,859
01/01/2011 to 12/31/2011	$10.90809	$10.76681	646,095
01/01/2012 to 12/31/2012	$10.76681	$11.73884	765,793
01/01/2013 to 12/31/2013	$11.73884	$12.83500	770,008
01/01/2014 to 12/31/2014	$12.83500	$13.32780	745,478
01/01/2015 to 12/31/2015	$13.32780	$13.10037	663,092

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08412	$10.29227	919
01/01/2010 to 12/31/2010	$10.29227	$11.28218	4,167
01/01/2011 to 12/31/2011	$11.28218	$11.18383	4,148
01/01/2012 to 12/31/2012	$11.18383	$12.68552	10,437
01/01/2013 to 12/31/2013	$12.68552	$17.05068	10,348
01/01/2014 to 12/31/2014	$17.05068	$18.38625	18,359
01/01/2015 to 12/31/2015	$18.38625	$20.03101	28,336

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.61843	$7.13569	74,352
01/01/2010 to 12/31/2010	$7.13569	$7.95146	75,923
01/01/2011 to 12/31/2011	$7.95146	$7.50265	55,100
01/01/2012 to 12/31/2012	$7.50265	$8.63555	68,452
01/01/2013 to 12/31/2013	$8.63555	$11.89344	70,242
01/01/2014 to 12/31/2014	$11.89344	$13.32180	70,300
01/01/2015 to 12/31/2015	$13.32180	$12.09053	65,957

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.43574	$8.20734	141,702
01/01/2010 to 12/31/2010	$8.20734	$9.67845	178,562
01/01/2011 to 12/31/2011	$9.67845	$9.44386	140,635
01/01/2012 to 12/31/2012	$9.44386	$10.44016	169,368
01/01/2013 to 12/31/2013	$10.44016	$14.04478	151,116
01/01/2014 to 12/31/2014	$14.04478	$15.29509	251,946
01/01/2015 to 12/31/2015	$15.29509	$16.57858	199,902

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$9.08159	$10.97774	42,694
01/01/2010 to 12/31/2010	$10.97774	$12.26034	61,460
01/01/2011 to 12/31/2011	$12.26034	$13.30142	62,136
01/01/2012 to 12/31/2012	$13.30142	$13.87485	96,609
01/01/2013 to 12/31/2013	$13.87485	$13.38979	95,244
01/01/2014 to 12/31/2014	$13.38979	$14.02778	99,005
01/01/2015 to 12/31/2015	$14.02778	$13.73297	94,952

AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$7.56796	$10.07929	55,620
01/01/2010 to 12/31/2010	$10.07929	$11.12120	75,614
01/01/2011 to 12/31/2011	$11.12120	$10.60861	66,359
01/01/2012 to 12/31/2012	$10.60861	$12.85735	67,795
01/01/2013 to 12/31/2013	$12.85735	$16.15990	66,225
01/01/2014 to 12/31/2014	$16.15990	$16.49088	76,261
01/01/2015 to 12/31/2015	$16.49088	$16.00119	88,715

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$7.43687	$9.04493	36,854
01/01/2010 to 12/31/2010	$9.04493	$10.04560	45,607
01/01/2011 to 12/31/2011	$10.04560	$9.83366	30,153
01/01/2012 to 12/31/2012	$9.83366	$11.33774	41,551
01/01/2013 to 12/31/2013	$11.33774	$15.26288	32,756
01/01/2014 to 12/31/2014	$15.26288	$16.33895	28,605
01/01/2015 to 12/31/2015	$16.33895	$17.25257	36,469

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.20155	0
01/01/2013 to 12/31/2013	$10.20155	$13.51211	0
01/01/2014 to 12/31/2014	$13.51211	$14.66544	0
01/01/2015 to 12/31/2015	$14.66544	$14.33715	32,315

AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.60199	$8.77984	46,606
01/01/2010 to 12/31/2010	$8.77984	$10.68701	61,888
01/01/2011 to 12/31/2011	$10.68701	$10.16087	48,135
01/01/2012 to 12/31/2012	$10.16087	$11.84769	37,541
01/01/2013 to 12/31/2013	$11.84769	$15.44877	34,336
01/01/2014 to 12/31/2014	$15.44877	$17.49037	25,687
01/01/2015 to 12/31/2015	$17.49037	$16.08516	38,761

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.61957	$10.51751	211,045
01/01/2010 to 12/31/2010	$10.51751	$10.35969	214,120
01/01/2011 to 12/31/2011	$10.35969	$10.20379	253,055
01/01/2012 to 12/31/2012	$10.20379	$10.04893	207,762
01/01/2013 to 12/31/2013	$10.04893	$9.89558	156,244
01/01/2014 to 12/31/2014	$9.89558	$9.74467	170,985
01/01/2015 to 12/31/2015	$9.74467	$9.59559	158,248

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.98691	$8.13599	58,958
01/01/2010 to 12/31/2010	$8.13599	$9.88948	87,635
01/01/2011 to 12/31/2011	$9.88948	$9.49682	61,938
01/01/2012 to 12/31/2012	$9.49682	$10.95341	75,072
01/01/2013 to 12/31/2013	$10.95341	$15.31735	75,756
01/01/2014 to 12/31/2014	$15.31735	$17.23301	76,157
01/01/2015 to 12/31/2015	$17.23301	$16.01339	77,633

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02865	$10.07295	0
01/01/2012 to 12/31/2012	$10.07295	$10.40226	1,214
01/01/2013 to 12/31/2013	$10.40226	$9.95324	7,426
01/01/2014 to 12/31/2014	$9.95324	$10.30625	5,911
01/01/2015 to 10/16/2015	$10.30625	$10.28872	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.06533	$8.78786	59,462
01/01/2010 to 12/31/2010	$8.78786	$11.13543	85,266
01/01/2011 to 12/31/2011	$11.13543	$11.15065	65,249
01/01/2012 to 12/31/2012	$11.15065	$12.33993	59,564
01/01/2013 to 12/31/2013	$12.33993	$16.11432	56,932
01/01/2014 to 12/31/2014	$16.11432	$17.12818	47,773
01/01/2015 to 10/16/2015	$17.12818	$17.58142	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.19289	$7.54954	50,286
01/01/2010 to 12/31/2010	$7.54954	$8.94111	91,105
01/01/2011 to 04/29/2011	$8.94111	$10.03294	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.33248	72,273
01/01/2013 to 12/31/2013	$10.33248	$12.09919	81,104
01/01/2014 to 12/31/2014	$12.09919	$12.52682	76,209
01/01/2015 to 12/31/2015	$12.52682	$12.18243	56,696

AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.19150	$9.14495	96,285
01/01/2010 to 12/31/2010	$9.14495	$11.01080	178,201
01/01/2011 to 12/31/2011	$11.01080	$8.64490	127,900
01/01/2012 to 12/31/2012	$8.64490	$10.03905	170,398
01/01/2013 to 12/31/2013	$10.03905	$9.90790	177,093
01/01/2014 to 12/31/2014	$9.90790	$9.29973	167,043
01/01/2015 to 12/31/2015	$9.29973	$7.62587	146,613

AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.99736	$10.45993	1,594,790
01/01/2010 to 12/31/2010	$10.45993	$11.38917	1,966,370
01/01/2011 to 12/31/2011	$11.38917	$11.32728	1,970,053
01/01/2012 to 12/31/2012	$11.32728	$12.31131	2,050,090
01/01/2013 to 12/31/2013	$12.31131	$13.24018	1,961,922
01/01/2014 to 12/31/2014	$13.24018	$13.79108	1,717,539
01/01/2015 to 12/31/2015	$13.79108	$13.60014	1,601,746

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01866	$10.07285	229
01/01/2012 to 12/31/2012	$10.07285	$10.62414	14,677
01/01/2013 to 12/31/2013	$10.62414	$10.21994	9,794
01/01/2014 to 12/31/2014	$10.21994	$10.67386	37,904
01/01/2015 to 12/31/2015	$10.67386	$10.48277	24,110

AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.70740	$8.19609	646,698
01/01/2010 to 12/31/2010	$8.19609	$9.60610	804,993
01/01/2011 to 12/31/2011	$9.60610	$8.87180	574,380
01/01/2012 to 12/31/2012	$8.87180	$9.86507	824,290
01/01/2013 to 12/31/2013	$9.86507	$11.36842	921,191
01/01/2014 to 12/31/2014	$11.36842	$12.22460	985,014
01/01/2015 to 12/31/2015	$12.22460	$11.96425	1,789,212

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.12722	$7.81555	32,499
01/01/2010 to 12/31/2010	$7.81555	$8.85453	48,270
01/01/2011 to 12/31/2011	$8.85453	$9.02103	30,829
01/01/2012 to 12/31/2012	$9.02103	$10.55351	36,633
01/01/2013 to 12/31/2013	$10.55351	$13.76244	47,908
01/01/2014 to 12/31/2014	$13.76244	$15.88513	64,765
01/01/2015 to 12/31/2015	$15.88513	$16.12431	77,168

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99874	$8.90747	0
01/01/2012 to 12/31/2012	$8.90747	$9.92541	0
01/01/2013 to 12/31/2013	$9.92541	$11.96308	0
01/01/2014 to 12/31/2014	$11.96308	$12.54626	0
01/01/2015 to 12/31/2015	$12.54626	$12.37340	0

AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.48617	$8.93400	536,030
01/01/2010 to 12/31/2010	$8.93400	$9.84613	831,731
01/01/2011 to 12/31/2011	$9.84613	$9.51998	730,250
01/01/2012 to 12/31/2012	$9.51998	$10.33838	890,396
01/01/2013 to 12/31/2013	$10.33838	$11.44699	809,381
01/01/2014 to 12/31/2014	$11.44699	$11.85150	767,128
01/01/2015 to 12/31/2015	$11.85150	$11.65125	756,805

AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$6.79435	$8.37330	370,215
01/01/2010 to 12/31/2010	$8.37330	$9.42811	570,272
01/01/2011 to 12/31/2011	$9.42811	$9.06262	409,360
01/01/2012 to 12/31/2012	$9.06262	$10.34330	595,387
01/01/2013 to 12/31/2013	$10.34330	$12.02494	702,432
01/01/2014 to 12/31/2014	$12.02494	$12.48462	675,046
01/01/2015 to 12/31/2015	$12.48462	$12.22738	1,187,883

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$7.93733	$9.78770	406,471
01/01/2010 to 12/31/2010	$9.78770	$10.77678	658,939
01/01/2011 to 12/31/2011	$10.77678	$10.25384	567,859
01/01/2012 to 12/31/2012	$10.25384	$11.22172	694,897
01/01/2013 to 12/31/2013	$11.22172	$12.64168	713,094
01/01/2014 to 12/31/2014	$12.64168	$12.82666	692,593
01/01/2015 to 10/16/2015	$12.82666	$12.48826	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$6.00647	$7.84248	57,873
01/01/2010 to 12/31/2010	$7.84248	$10.23628	43,370
01/01/2011 to 12/31/2011	$10.23628	$8.75847	77,555
01/01/2012 to 12/31/2012	$8.75847	$10.35593	108,841
01/01/2013 to 12/31/2013	$10.35593	$14.35979	101,834
01/01/2014 to 12/31/2014	$14.35979	$14.83925	101,094
01/01/2015 to 12/31/2015	$14.83925	$14.80787	74,566

AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.70796	$8.83559	27,085
01/01/2010 to 12/31/2010	$8.83559	$11.86932	54,733
01/01/2011 to 12/31/2011	$11.86932	$11.57388	49,803
01/01/2012 to 12/31/2012	$11.57388	$12.78458	48,474
01/01/2013 to 12/31/2013	$12.78458	$17.01765	55,170
01/01/2014 to 12/31/2014	$17.01765	$17.39792	45,141
01/01/2015 to 12/31/2015	$17.39792	$17.26689	52,378

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.46967	$8.42432	63,865
01/01/2010 to 12/31/2010	$8.42432	$10.45223	66,125
01/01/2011 to 12/31/2011	$10.45223	$9.67773	66,105
01/01/2012 to 12/31/2012	$9.67773	$11.26057	71,613
01/01/2013 to 12/31/2013	$11.26057	$15.23609	69,375
01/01/2014 to 12/31/2014	$15.23609	$15.79392	62,703
01/01/2015 to 12/31/2015	$15.79392	$14.88253	65,477

AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.17622	$9.92935	1,629,869
01/01/2010 to 12/31/2010	$9.92935	$10.90571	2,057,043
01/01/2011 to 12/31/2011	$10.90571	$10.95260	1,802,519
01/01/2012 to 12/31/2012	$10.95260	$12.24090	2,161,067
01/01/2013 to 12/31/2013	$12.24090	$14.08325	2,221,053
01/01/2014 to 12/31/2014	$14.08325	$14.68366	2,111,106
01/01/2015 to 12/31/2015	$14.68366	$14.46568	2,285,433

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$5.72417	$7.34030	79,459
01/01/2010 to 12/31/2010	$7.34030	$8.18554	107,239
01/01/2011 to 12/31/2011	$8.18554	$7.92860	83,027
01/01/2012 to 12/31/2012	$7.92860	$9.15434	100,191
01/01/2013 to 12/31/2013	$9.15434	$11.69068	85,930
01/01/2014 to 12/31/2014	$11.69068	$12.37186	81,795
01/01/2015 to 10/16/2015	$12.37186	$11.48149	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.46143	$9.86862	92,324
01/01/2010 to 12/31/2010	$9.86862	$11.25440	131,302
01/01/2011 to 12/31/2011	$11.25440	$10.89495	102,940
01/01/2012 to 12/31/2012	$10.89495	$12.61485	127,224
01/01/2013 to 12/31/2013	$12.61485	$17.89146	112,259
01/01/2014 to 12/31/2014	$17.89146	$19.08873	97,030
01/01/2015 to 12/31/2015	$19.08873	$20.59874	95,683

AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$7.35538	$9.85783	220,418
01/01/2010 to 12/31/2010	$9.85783	$11.69296	312,377
01/01/2011 to 12/31/2011	$11.69296	$9.79692	228,194
01/01/2012 to 12/31/2012	$9.79692	$9.99607	277,911
01/01/2013 to 12/31/2013	$9.99607	$11.35752	251,646
01/01/2014 to 12/31/2014	$11.35752	$10.24897	239,718
01/01/2015 to 12/31/2015	$10.24897	$8.14936	205,711

AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.60843	$11.80367	41,934
01/01/2010 to 12/31/2010	$11.80367	$12.29119	73,954
01/01/2011 to 12/31/2011	$12.29119	$12.60300	85,891
01/01/2012 to 12/31/2012	$12.60300	$13.05891	105,085
01/01/2013 to 12/31/2013	$13.05891	$12.37691	72,726
01/01/2014 to 12/31/2014	$12.37691	$12.25586	44,843
01/01/2015 to 12/31/2015	$12.25586	$11.51141	41,214

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.48836	$8.26091	194,411
01/01/2010 to 12/31/2010	$8.26091	$9.32545	210,936
01/01/2011 to 12/31/2011	$9.32545	$8.86601	185,422
01/01/2012 to 12/31/2012	$8.86601	$9.69157	202,525
01/01/2013 to 12/31/2013	$9.69157	$11.50036	205,354
01/01/2014 to 12/31/2014	$11.50036	$11.94816	208,436
01/01/2015 to 12/31/2015	$11.94816	$11.69128	223,042

AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.47485	$10.24119	133,103
01/01/2010 to 12/31/2010	$10.24119	$10.87128	225,008
01/01/2011 to 12/31/2011	$10.87128	$11.35046	181,115
01/01/2012 to 12/31/2012	$11.35046	$12.05471	249,232
01/01/2013 to 12/31/2013	$12.05471	$11.69345	234,750
01/01/2014 to 12/31/2014	$11.69345	$12.34370	233,340
01/01/2015 to 12/31/2015	$12.34370	$12.30568	246,318

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.66160	$8.51531	709,795
01/01/2010 to 12/31/2010	$8.51531	$9.24408	1,005,878
01/01/2011 to 12/31/2011	$9.24408	$8.95108	725,217
01/01/2012 to 09/21/2012	$8.95108	$10.03722	0

*	Denotes the start date of these sub-accounts

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 Only OR HAV and HD

GRO OR HD GRO 60 bps (1.75%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97003	$10.54251	296,477
01/01/2007 to 12/31/2007	$10.54251	$11.31443	600,202
01/01/2008 to 12/31/2008	$11.31443	$7.58029	690,422
01/01/2009 to 12/31/2009	$7.58029	$9.26448	799,056
01/01/2010 to 12/31/2010	$9.26448	$10.19462	806,904
01/01/2011 to 12/31/2011	$10.19462	$9.75312	722,709
01/01/2012 to 12/31/2012	$9.75312	$10.78971	726,773
01/01/2013 to 12/31/2013	$10.78971	$11.66170	713,714
01/01/2014 to 12/31/2014	$11.66170	$11.89871	681,328
01/01/2015 to 12/31/2015	$11.89871	$11.31759	530,268

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98875	$10.48624	986
01/01/2007 to 12/31/2007	$10.48624	$11.28462	83,485
01/01/2008 to 12/31/2008	$11.28462	$7.78498	220,600
01/01/2009 to 12/31/2009	$7.78498	$9.65571	369,600
01/01/2010 to 12/31/2010	$9.65571	$10.79033	438,441
01/01/2011 to 12/31/2011	$10.79033	$10.61693	400,750
01/01/2012 to 12/31/2012	$10.61693	$11.85825	422,294
01/01/2013 to 12/31/2013	$11.85825	$13.58391	421,754
01/01/2014 to 12/31/2014	$13.58391	$14.16565	399,877
01/01/2015 to 12/31/2015	$14.16565	$14.03379	380,925

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$9.98438	$11.02064	0
01/01/2007 to 12/31/2007	$11.02064	$10.81865	782
01/01/2008 to 12/31/2008	$10.81865	$6.93814	781
01/01/2009 to 12/31/2009	$6.93814	$8.03080	6,085
01/01/2010 to 12/31/2010	$8.03080	$8.98555	6,133
01/01/2011 to 12/31/2011	$8.98555	$9.14661	8,346
01/01/2012 to 05/04/2012	$9.14661	$9.93586	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97944	$10.49898	17,026
01/01/2007 to 12/31/2007	$10.49898	$11.25387	62,593
01/01/2008 to 12/31/2008	$11.25387	$7.88566	294,740
01/01/2009 to 12/31/2009	$7.88566	$9.55557	575,103
01/01/2010 to 12/31/2010	$9.55557	$10.54773	604,407
01/01/2011 to 12/31/2011	$10.54773	$10.24057	536,225
01/01/2012 to 12/31/2012	$10.24057	$11.31975	569,835
01/01/2013 to 12/31/2013	$11.31975	$13.08835	515,247
01/01/2014 to 12/31/2014	$13.08835	$13.70209	492,444
01/01/2015 to 12/31/2015	$13.70209	$13.53054	467,715

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99857	$9.16255	0
01/01/2012 to 12/31/2012	$9.16255	$10.07596	0
01/01/2013 to 12/31/2013	$10.07596	$10.97739	0
01/01/2014 to 12/31/2014	$10.97739	$11.31669	0
01/01/2015 to 12/31/2015	$11.31669	$10.78833	2,123

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99857	$10.49507	0
01/01/2014 to 12/31/2014	$10.49507	$10.68352	0
01/01/2015 to 12/31/2015	$10.68352	$10.52840	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.98017	$10.16612	0
01/01/2007 to 12/31/2007	$10.16612	$10.66960	0
01/01/2008 to 12/31/2008	$10.66960	$10.60295	148
01/01/2009 to 12/31/2009	$10.60295	$11.48658	1,620
01/01/2010 to 12/31/2010	$11.48658	$11.72926	6,589
01/01/2011 to 12/31/2011	$11.72926	$11.78694	24,934
01/01/2012 to 12/31/2012	$11.78694	$12.12782	26,303
01/01/2013 to 12/31/2013	$12.12782	$11.66008	25,797
01/01/2014 to 12/31/2014	$11.66008	$11.44852	22,559
01/01/2015 to 12/31/2015	$11.44852	$11.30598	19,561

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97123	$10.29870	40
01/01/2007 to 12/31/2007	$10.29870	$10.96160	6,009
01/01/2008 to 12/31/2008	$10.96160	$10.52960	30,426
01/01/2009 to 12/31/2009	$10.52960	$12.05880	65,080
01/01/2010 to 12/31/2010	$12.05880	$12.76610	63,030
01/01/2011 to 12/31/2011	$12.76610	$12.94556	49,106
01/01/2012 to 12/31/2012	$12.94556	$13.90862	51,251
01/01/2013 to 12/31/2013	$13.90862	$13.41826	55,498
01/01/2014 to 12/31/2014	$13.41826	$13.74548	50,844
01/01/2015 to 12/31/2015	$13.74548	$13.22431	46,594

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99905	$9.38572	0
01/01/2010 to 12/31/2010	$9.38572	$10.19992	0
01/01/2011 to 12/31/2011	$10.19992	$10.99092	0
01/01/2012 to 12/31/2012	$10.99092	$11.25150	0
01/01/2013 to 12/31/2013	$11.25150	$10.98198	0
01/01/2014 to 12/31/2014	$10.98198	$10.84304	0
01/01/2015 to 12/31/2015	$10.84304	$10.63187	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99858	$12.04396	0
01/01/2009 to 12/31/2009	$12.04396	$11.12056	0
01/01/2010 to 12/31/2010	$11.12056	$12.15179	0
01/01/2011 to 12/31/2011	$12.15179	$13.56492	0
01/01/2012 to 12/31/2012	$13.56492	$14.09333	0
01/01/2013 to 12/31/2013	$14.09333	$13.41564	0
01/01/2014 to 12/31/2014	$13.41564	$13.53594	0
01/01/2015 to 12/31/2015	$13.53594	$13.41092	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99858	$12.11286	0
01/01/2009 to 12/31/2009	$12.11286	$10.98780	0
01/01/2010 to 12/31/2010	$10.98780	$12.02578	0
01/01/2011 to 12/31/2011	$12.02578	$13.70693	0
01/01/2012 to 12/31/2012	$13.70693	$14.26024	0
01/01/2013 to 12/31/2013	$14.26024	$13.33784	0
01/01/2014 to 12/31/2014	$13.33784	$13.66734	0
01/01/2015 to 12/31/2015	$13.66734	$13.57611	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99905	$8.79604	0
01/01/2010 to 12/31/2010	$8.79604	$9.66876	1,486
01/01/2011 to 12/31/2011	$9.66876	$11.27734	0
01/01/2012 to 12/31/2012	$11.27734	$11.78346	0
01/01/2013 to 12/31/2013	$11.78346	$10.82629	0
01/01/2014 to 12/31/2014	$10.82629	$11.29551	0
01/01/2015 to 12/31/2015	$11.29551	$11.27065	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99810	$11.01729	6,259
01/01/2011 to 12/31/2011	$11.01729	$13.02623	23,762
01/01/2012 to 12/31/2012	$13.02623	$13.67162	11,015
01/01/2013 to 12/31/2013	$13.67162	$12.49582	229
01/01/2014 to 12/31/2014	$12.49582	$13.22419	198
01/01/2015 to 12/31/2015	$13.22419	$13.22852	227

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99857	$12.03025	34,654
01/01/2012 to 12/31/2012	$12.03025	$12.51433	33,539
01/01/2013 to 12/31/2013	$12.51433	$11.10044	0
01/01/2014 to 12/31/2014	$11.10044	$12.04074	0
01/01/2015 to 12/31/2015	$12.04074	$12.08175	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99810	$10.40740	3,259
01/01/2013 to 12/31/2013	$10.40740	$9.18516	43,943
01/01/2014 to 12/31/2014	$9.18516	$10.16623	18,561
01/01/2015 to 12/31/2015	$10.16623	$10.26182	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99905	$8.75667	59,163
01/01/2014 to 12/31/2014	$8.75667	$9.86176	23,209
01/01/2015 to 12/31/2015	$9.86176	$9.96747	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99905	$11.31222	20,784
01/01/2015 to 12/31/2015	$11.31222	$11.33979	45,001

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99905	$9.94591	38,866

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14535	$10.29945	0
01/01/2010 to 12/31/2010	$10.29945	$11.51148	1,007
01/01/2011 to 12/31/2011	$11.51148	$10.64939	419
01/01/2012 to 12/31/2012	$10.64939	$11.85108	760
01/01/2013 to 12/31/2013	$11.85108	$15.30798	823
01/01/2014 to 12/31/2014	$15.30798	$16.58906	533
01/01/2015 to 12/31/2015	$16.58906	$15.52687	92

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97974	$10.60086	109,873
01/01/2007 to 12/31/2007	$10.60086	$11.43120	334,352
01/01/2008 to 12/31/2008	$11.43120	$7.30917	337,787
01/01/2009 to 12/31/2009	$7.30917	$9.00313	451,541
01/01/2010 to 12/31/2010	$9.00313	$10.03170	499,833
01/01/2011 to 12/31/2011	$10.03170	$9.62010	399,272
01/01/2012 to 12/31/2012	$9.62010	$10.75186	412,909
01/01/2013 to 12/31/2013	$10.75186	$12.96360	408,166
01/01/2014 to 12/31/2014	$12.96360	$13.63181	400,277
01/01/2015 to 12/31/2015	$13.63181	$13.46876	357,907

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99857	$11.65594	0
01/01/2014 to 12/31/2014	$11.65594	$13.01454	451
01/01/2015 to 12/31/2015	$13.01454	$12.33375	278

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$9.88701	$12.11318	34
01/01/2007 to 12/31/2007	$12.11318	$9.53033	203
01/01/2008 to 12/31/2008	$9.53033	$6.08313	202
01/01/2009 to 12/31/2009	$6.08313	$7.88735	165
01/01/2010 to 12/31/2010	$7.88735	$9.97588	278
01/01/2011 to 12/31/2011	$9.97588	$10.45070	470
01/01/2012 to 12/31/2012	$10.45070	$11.84713	1,972
01/01/2013 to 12/31/2013	$11.84713	$12.00823	2,024
01/01/2014 to 12/31/2014	$12.00823	$15.45011	1,836
01/01/2015 to 12/31/2015	$15.45011	$15.91989	2,747

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.98285	$10.45147	20
01/01/2007 to 12/31/2007	$10.45147	$8.44578	940
01/01/2008 to 07/18/2008	$8.44578	$7.73525	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99857	$9.68473	0
01/01/2014 to 12/31/2014	$9.68473	$10.00378	0
01/01/2015 to 12/31/2015	$10.00378	$9.82211	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10358	$7.50322	0
01/01/2009 to 12/31/2009	$7.50322	$8.93974	5,524
01/01/2010 to 12/31/2010	$8.93974	$9.95667	5,317
01/01/2011 to 12/31/2011	$9.95667	$9.54376	4,701
01/01/2012 to 12/31/2012	$9.54376	$10.65837	5,146
01/01/2013 to 12/31/2013	$10.65837	$12.48890	3,231
01/01/2014 to 12/31/2014	$12.48890	$12.97613	3,153
01/01/2015 to 10/16/2015	$12.97613	$12.93683	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.52216	8,973
01/01/2007 to 12/31/2007	$10.52216	$11.22519	65,964
01/01/2008 to 12/31/2008	$11.22519	$7.22737	179,253
01/01/2009 to 12/31/2009	$7.22737	$8.79712	241,871
01/01/2010 to 12/31/2010	$8.79712	$9.88773	247,345
01/01/2011 to 12/31/2011	$9.88773	$9.57167	219,031
01/01/2012 to 12/31/2012	$9.57167	$10.40722	208,997
01/01/2013 to 12/31/2013	$10.40722	$11.73797	191,915
01/01/2014 to 12/31/2014	$11.73797	$11.89971	177,210
01/01/2015 to 12/31/2015	$11.89971	$11.81091	163,750

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99858	$7.47065	7,730
01/01/2009 to 11/13/2009	$7.47065	$8.35030	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.74305	140,371
01/01/2013 to 12/31/2013	$10.74305	$13.14209	146,918
01/01/2014 to 12/31/2014	$13.14209	$13.32657	144,251
01/01/2015 to 10/16/2015	$13.32657	$12.76212	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99857	$10.81138	0
01/01/2014 to 12/31/2014	$10.81138	$10.89737	4,998
01/01/2015 to 10/16/2015	$10.89737	$10.39587	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17526	$6.11150	0
01/01/2009 to 12/31/2009	$6.11150	$8.11460	0
01/01/2010 to 12/31/2010	$8.11460	$9.58600	0
01/01/2011 to 12/31/2011	$9.58600	$8.94656	0
01/01/2012 to 12/31/2012	$8.94656	$11.14928	0
01/01/2013 to 12/31/2013	$11.14928	$11.43388	0
01/01/2014 to 12/31/2014	$11.43388	$12.80175	0
01/01/2015 to 12/31/2015	$12.80175	$12.57027	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$9.93493	$10.24906	60
01/01/2007 to 12/31/2007	$10.24906	$11.48125	5,896
01/01/2008 to 12/31/2008	$11.48125	$6.73972	5,299
01/01/2009 to 12/31/2009	$6.73972	$9.89579	6,378
01/01/2010 to 12/31/2010	$9.89579	$10.72625	3,409
01/01/2011 to 12/31/2011	$10.72625	$10.12478	2,741
01/01/2012 to 12/31/2012	$10.12478	$11.91711	4,229
01/01/2013 to 12/31/2013	$11.91711	$15.19533	4,857
01/01/2014 to 02/07/2014	$15.19533	$14.94763	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96053	$11.03108	0
01/01/2007 to 12/31/2007	$11.03108	$11.39626	0
01/01/2008 to 12/31/2008	$11.39626	$6.64269	5,583
01/01/2009 to 12/31/2009	$6.64269	$7.78118	12,477
01/01/2010 to 12/31/2010	$7.78118	$8.63286	12,151
01/01/2011 to 12/31/2011	$8.63286	$8.01634	6,868
01/01/2012 to 12/31/2012	$8.01634	$9.42776	6,281
01/01/2013 to 12/31/2013	$9.42776	$12.37349	21,286
01/01/2014 to 12/31/2014	$12.37349	$13.75771	22,412
01/01/2015 to 12/31/2015	$13.75771	$12.89618	22,889

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.95792	$9.86401	41
01/01/2007 to 12/31/2007	$9.86401	$11.56909	545
01/01/2008 to 12/31/2008	$11.56909	$6.73180	6,242
01/01/2009 to 12/31/2009	$6.73180	$10.39351	4,065
01/01/2010 to 12/31/2010	$10.39351	$12.24001	4,433
01/01/2011 to 12/31/2011	$12.24001	$11.67165	3,430
01/01/2012 to 12/31/2012	$11.67165	$13.72046	5,798
01/01/2013 to 12/31/2013	$13.72046	$17.82536	5,597
01/01/2014 to 12/31/2014	$17.82536	$19.53827	7,338
01/01/2015 to 12/31/2015	$19.53827	$18.11048	9,245

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08926	$7.61215	41,374
01/01/2009 to 12/31/2009	$7.61215	$9.23061	100,308
01/01/2010 to 12/31/2010	$9.23061	$10.12402	106,820
01/01/2011 to 12/31/2011	$10.12402	$9.89972	99,903
01/01/2012 to 12/31/2012	$9.89972	$10.71473	107,626
01/01/2013 to 12/31/2013	$10.71473	$11.56473	108,322
01/01/2014 to 12/31/2014	$11.56473	$11.82516	107,579
01/01/2015 to 12/31/2015	$11.82516	$11.51605	100,645

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03346	$7.63699	0
01/01/2009 to 12/31/2009	$7.63699	$9.52067	1,582
01/01/2010 to 12/31/2010	$9.52067	$11.86158	2,472
01/01/2011 to 12/31/2011	$11.86158	$11.80975	2,405
01/01/2012 to 12/31/2012	$11.80975	$13.42742	4,771
01/01/2013 to 12/31/2013	$13.42742	$18.31854	4,532
01/01/2014 to 12/31/2014	$18.31854	$19.29943	6,520
01/01/2015 to 12/31/2015	$19.29943	$17.92539	6,985

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.94927	$11.01318	57
01/01/2007 to 12/31/2007	$11.01318	$10.95037	339
01/01/2008 to 12/31/2008	$10.95037	$6.74756	6,172
01/01/2009 to 12/31/2009	$6.74756	$7.84238	1,223
01/01/2010 to 12/31/2010	$7.84238	$8.66644	330
01/01/2011 to 12/31/2011	$8.66644	$8.47561	539
01/01/2012 to 12/31/2012	$8.47561	$9.44585	2,305
01/01/2013 to 12/31/2013	$9.44585	$12.49812	970
01/01/2014 to 12/31/2014	$12.49812	$12.47455	532
01/01/2015 to 12/31/2015	$12.47455	$11.51662	543

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.56250	0
01/01/2007 to 12/31/2007	$10.56250	$10.63742	0
01/01/2008 to 12/31/2008	$10.63742	$7.78400	709
01/01/2009 to 12/31/2009	$7.78400	$10.37011	7,853
01/01/2010 to 12/31/2010	$10.37011	$11.56763	6,755
01/01/2011 to 12/31/2011	$11.56763	$11.72970	5,559
01/01/2012 to 12/31/2012	$11.72970	$13.12705	5,498
01/01/2013 to 12/31/2013	$13.12705	$13.82773	5,372
01/01/2014 to 12/31/2014	$13.82773	$13.93758	5,179
01/01/2015 to 12/31/2015	$13.93758	$13.20972	2,853

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99209	$10.60171	20
01/01/2007 to 12/31/2007	$10.60171	$12.40345	938
01/01/2008 to 12/31/2008	$12.40345	$6.06655	937
01/01/2009 to 12/31/2009	$6.06655	$8.06631	926
01/01/2010 to 12/31/2010	$8.06631	$9.07693	924
01/01/2011 to 12/31/2011	$9.07693	$7.76802	923
01/01/2012 to 12/31/2012	$7.76802	$9.18910	1,551
01/01/2013 to 12/31/2013	$9.18910	$10.75208	5,965
01/01/2014 to 12/31/2014	$10.75208	$9.98329	6,634
01/01/2015 to 12/31/2015	$9.98329	$10.12041	5,005

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01024	$10.86454	20
01/01/2007 to 12/31/2007	$10.86454	$12.57772	206
01/01/2008 to 12/31/2008	$12.57772	$6.92187	543
01/01/2009 to 12/31/2009	$6.92187	$8.87760	525
01/01/2010 to 12/31/2010	$8.87760	$9.69193	170
01/01/2011 to 12/31/2011	$9.69193	$8.33006	169
01/01/2012 to 12/31/2012	$8.33006	$9.55185	176
01/01/2013 to 12/31/2013	$9.55185	$11.21503	103
01/01/2014 to 12/31/2014	$11.21503	$10.28322	114
01/01/2015 to 12/31/2015	$10.28322	$10.18895	112

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99858	$10.72532	305,593
01/01/2009 to 12/31/2009	$10.72532	$11.73237	118,263
01/01/2010 to 12/31/2010	$11.73237	$12.77720	87,294
01/01/2011 to 12/31/2011	$12.77720	$14.12060	371,651
01/01/2012 to 12/31/2012	$14.12060	$15.18209	158,120
01/01/2013 to 12/31/2013	$15.18209	$14.44607	38,786
01/01/2014 to 12/31/2014	$14.44607	$15.15307	45,461
01/01/2015 to 12/31/2015	$15.15307	$15.06717	98,103

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11177	$7.13625	2,904
01/01/2009 to 12/31/2009	$7.13625	$8.88380	3,054
01/01/2010 to 12/31/2010	$8.88380	$9.93736	3,349
01/01/2011 to 12/31/2011	$9.93736	$9.71107	2,618
01/01/2012 to 12/31/2012	$9.71107	$10.84004	14,105
01/01/2013 to 12/31/2013	$10.84004	$12.38828	19,651
01/01/2014 to 12/31/2014	$12.38828	$12.95014	5,933
01/01/2015 to 12/31/2015	$12.95014	$12.59413	6,917

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.57842	0
01/01/2007 to 12/31/2007	$10.57842	$11.37690	4,216
01/01/2008 to 12/31/2008	$11.37690	$6.55421	4,608
01/01/2009 to 12/31/2009	$6.55421	$8.75281	12,553
01/01/2010 to 12/31/2010	$8.75281	$9.21909	8,811
01/01/2011 to 12/31/2011	$9.21909	$8.23160	6,958
01/01/2012 to 12/31/2012	$8.23160	$9.86225	8,978
01/01/2013 to 12/31/2013	$9.86225	$11.18153	9,177
01/01/2014 to 12/31/2014	$11.18153	$10.28971	8,234
01/01/2015 to 12/31/2015	$10.28971	$9.83010	8,066

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.96723	$10.53489	0
01/01/2007 to 12/31/2007	$10.53489	$10.55381	29,314
01/01/2008 to 12/31/2008	$10.55381	$8.54506	224,911
01/01/2009 to 12/31/2009	$8.54506	$10.24727	340,120
01/01/2010 to 12/31/2010	$10.24727	$10.80817	395,985
01/01/2011 to 12/31/2011	$10.80817	$10.64726	356,253
01/01/2012 to 12/31/2012	$10.64726	$11.58557	399,903
01/01/2013 to 12/31/2013	$11.58557	$12.64248	355,177
01/01/2014 to 12/31/2014	$12.64248	$13.10208	345,687
01/01/2015 to 12/31/2015	$13.10208	$12.85331	329,147

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08396	$10.28967	0
01/01/2010 to 12/31/2010	$10.28967	$11.25705	0
01/01/2011 to 12/31/2011	$11.25705	$11.13692	0
01/01/2012 to 12/31/2012	$11.13692	$12.60745	0
01/01/2013 to 12/31/2013	$12.60745	$16.91249	0
01/01/2014 to 12/31/2014	$16.91249	$18.20134	0
01/01/2015 to 12/31/2015	$18.20134	$19.79057	77

AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.95990	$11.00919	0
01/01/2007 to 12/31/2007	$11.00919	$10.49565	182
01/01/2008 to 12/31/2008	$10.49565	$6.03521	4,914
01/01/2009 to 12/31/2009	$6.03521	$7.08407	4,584
01/01/2010 to 12/31/2010	$7.08407	$7.87845	4,425
01/01/2011 to 12/31/2011	$7.87845	$7.41911	0
01/01/2012 to 12/31/2012	$7.41911	$8.52255	0
01/01/2013 to 12/31/2013	$8.52255	$11.71491	899
01/01/2014 to 12/31/2014	$11.71491	$13.09615	1,121
01/01/2015 to 12/31/2015	$13.09615	$11.86233	0

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.94804	$10.21374	0
01/01/2007 to 12/31/2007	$10.21374	$11.53918	0
01/01/2008 to 12/31/2008	$11.53918	$6.38917	6,023
01/01/2009 to 12/31/2009	$6.38917	$8.14798	5,625
01/01/2010 to 12/31/2010	$8.14798	$9.58964	5,074
01/01/2011 to 12/31/2011	$9.58964	$9.33879	4,654
01/01/2012 to 12/31/2012	$9.33879	$10.30371	5,667
01/01/2013 to 12/31/2013	$10.30371	$13.83409	3,842
01/01/2014 to 12/31/2014	$13.83409	$15.03587	10,381
01/01/2015 to 12/31/2015	$15.03587	$16.26566	13,198

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.47669	0
01/01/2007 to 12/31/2007	$10.47669	$10.92227	0
01/01/2008 to 12/31/2008	$10.92227	$8.23823	0
01/01/2009 to 12/31/2009	$8.23823	$10.89824	4,049
01/01/2010 to 12/31/2010	$10.89824	$12.14768	3,777
01/01/2011 to 12/31/2011	$12.14768	$13.15337	3,454
01/01/2012 to 12/31/2012	$13.15337	$13.69343	3,430
01/01/2013 to 12/31/2013	$13.69343	$13.18866	6,992
01/01/2014 to 12/31/2014	$13.18866	$13.78995	6,912
01/01/2015 to 12/31/2015	$13.78995	$13.47363	6,614

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$9.96011	$11.10079	0
01/01/2007 to 12/31/2007	$11.10079	$11.93449	0
01/01/2008 to 12/31/2008	$11.93449	$7.74226	0
01/01/2009 to 12/31/2009	$7.74226	$10.00657	1,464
01/01/2010 to 12/31/2010	$10.00657	$11.01926	2,575
01/01/2011 to 12/31/2011	$11.01926	$10.49074	1,566
01/01/2012 to 12/31/2012	$10.49074	$12.68948	2,928
01/01/2013 to 12/31/2013	$12.68948	$15.91756	6,288
01/01/2014 to 12/31/2014	$15.91756	$16.21177	6,694
01/01/2015 to 12/31/2015	$16.21177	$15.69952	6,577

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$9.93168	$10.38005	0
01/01/2007 to 12/31/2007	$10.38005	$11.74189	0
01/01/2008 to 12/31/2008	$11.74189	$7.35047	0
01/01/2009 to 12/31/2009	$7.35047	$8.97986	3,172
01/01/2010 to 12/31/2010	$8.97986	$9.95374	5,925
01/01/2011 to 12/31/2011	$9.95374	$9.72471	4,461
01/01/2012 to 12/31/2012	$9.72471	$11.19006	5,736
01/01/2013 to 12/31/2013	$11.19006	$15.03451	7,368
01/01/2014 to 12/31/2014	$15.03451	$16.06290	6,558
01/01/2015 to 12/31/2015	$16.06290	$16.92789	4,385

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99858	$10.19406	0
01/01/2013 to 12/31/2013	$10.19406	$13.47564	0
01/01/2014 to 12/31/2014	$13.47564	$14.59708	0
01/01/2015 to 12/31/2015	$14.59708	$14.24224	2,243

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.92901	$10.39990	0
01/01/2007 to 12/31/2007	$10.39990	$10.50138	0
01/01/2008 to 12/31/2008	$10.50138	$6.38584	0
01/01/2009 to 12/31/2009	$6.38584	$8.71638	415
01/01/2010 to 12/31/2010	$8.71638	$10.58897	0
01/01/2011 to 12/31/2011	$10.58897	$10.04800	203
01/01/2012 to 12/31/2012	$10.04800	$11.69310	1,788
01/01/2013 to 12/31/2013	$11.69310	$15.21723	1,433
01/01/2014 to 12/31/2014	$15.21723	$17.19427	2,000
01/01/2015 to 12/31/2015	$17.19427	$15.78177	908

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99975	$10.20465	0
01/01/2007 to 12/31/2007	$10.20465	$10.51994	195
01/01/2008 to 12/31/2008	$10.51994	$10.59840	13,341
01/01/2009 to 12/31/2009	$10.59840	$10.44180	23,672
01/01/2010 to 12/31/2010	$10.44180	$10.26477	24,268
01/01/2011 to 12/31/2011	$10.26477	$10.09057	27,101
01/01/2012 to 12/31/2012	$10.09057	$9.91778	25,244
01/01/2013 to 12/31/2013	$9.91778	$9.74711	32,696
01/01/2014 to 12/31/2014	$9.74711	$9.57930	30,007
01/01/2015 to 12/31/2015	$9.57930	$9.41473	20,707

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.03571	$10.15678	40
01/01/2007 to 12/31/2007	$10.15678	$10.29756	2,221
01/01/2008 to 12/31/2008	$10.29756	$5.84357	2,692
01/01/2009 to 12/31/2009	$5.84357	$8.07728	5,882
01/01/2010 to 12/31/2010	$8.07728	$9.79886	5,031
01/01/2011 to 12/31/2011	$9.79886	$9.39128	3,529
01/01/2012 to 12/31/2012	$9.39128	$10.81040	5,606
01/01/2013 to 12/31/2013	$10.81040	$15.08767	8,181
01/01/2014 to 12/31/2014	$15.08767	$16.94131	7,634
01/01/2015 to 12/31/2015	$16.94131	$15.71136	10,095

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02848	$10.06951	0
01/01/2012 to 12/31/2012	$10.06951	$10.37829	0
01/01/2013 to 12/31/2013	$10.37829	$9.91079	0
01/01/2014 to 12/31/2014	$9.91079	$10.24201	0
01/01/2015 to 10/16/2015	$10.24201	$10.20870	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.96496	$10.19976	0
01/01/2007 to 12/31/2007	$10.19976	$12.24905	1,265
01/01/2008 to 12/31/2008	$12.24905	$6.83966	1,261
01/01/2009 to 12/31/2009	$6.83966	$8.72450	2,766
01/01/2010 to 12/31/2010	$8.72450	$11.03351	3,202
01/01/2011 to 12/31/2011	$11.03351	$11.02690	2,955
01/01/2012 to 12/31/2012	$11.02690	$12.17892	3,440
01/01/2013 to 12/31/2013	$12.17892	$15.87285	2,597
01/01/2014 to 12/31/2014	$15.87285	$16.83844	2,425
01/01/2015 to 10/16/2015	$16.83844	$17.25715	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.98799	$9.44486	22
01/01/2007 to 12/31/2007	$9.44486	$11.01865	131
01/01/2008 to 12/31/2008	$11.01865	$6.22235	209
01/01/2009 to 12/31/2009	$6.22235	$7.49518	2,076
01/01/2010 to 12/31/2010	$7.49518	$8.85927	2,872
01/01/2011 to 04/29/2011	$8.85927	$9.93478	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.31874	8,557
01/01/2013 to 12/31/2013	$10.31874	$12.05951	7,947
01/01/2014 to 12/31/2014	$12.05951	$12.46114	7,536
01/01/2015 to 12/31/2015	$12.46114	$12.09476	5,169

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10132	$5.57216	0
01/01/2009 to 12/31/2009	$5.57216	$9.11891	5,826
01/01/2010 to 12/31/2010	$9.11891	$10.95795	8,612
01/01/2011 to 12/31/2011	$10.95795	$8.58654	7,077
01/01/2012 to 12/31/2012	$8.58654	$9.95162	10,682
01/01/2013 to 12/31/2013	$9.95162	$9.80229	12,255
01/01/2014 to 12/31/2014	$9.80229	$9.18246	11,656
01/01/2015 to 12/31/2015	$9.18246	$7.51497	8,820

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97916	$10.41199	6,955
01/01/2007 to 12/31/2007	$10.41199	$11.12416	51,293
01/01/2008 to 12/31/2008	$11.12416	$8.80243	165,915
01/01/2009 to 12/31/2009	$8.80243	$10.38444	312,015
01/01/2010 to 12/31/2010	$10.38444	$11.28481	302,437
01/01/2011 to 12/31/2011	$11.28481	$11.20146	269,971
01/01/2012 to 12/31/2012	$11.20146	$12.15069	310,299
01/01/2013 to 12/31/2013	$12.15069	$13.04183	302,498
01/01/2014 to 12/31/2014	$13.04183	$13.55778	212,876
01/01/2015 to 12/31/2015	$13.55778	$13.34368	171,452

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01849	$10.06939	0
01/01/2012 to 12/31/2012	$10.06939	$10.59962	0
01/01/2013 to 12/31/2013	$10.59962	$10.17640	0
01/01/2014 to 12/31/2014	$10.17640	$10.60757	0
01/01/2015 to 12/31/2015	$10.60757	$10.39714	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.30127	0
01/01/2007 to 12/31/2007	$10.30127	$11.27901	53,457
01/01/2008 to 12/31/2008	$11.27901	$6.57207	168,928
01/01/2009 to 12/31/2009	$6.57207	$8.13678	256,354
01/01/2010 to 12/31/2010	$8.13678	$9.51787	292,307
01/01/2011 to 12/31/2011	$9.51787	$8.77313	236,537
01/01/2012 to 12/31/2012	$8.77313	$9.73603	256,448
01/01/2013 to 12/31/2013	$9.73603	$11.19768	265,513
01/01/2014 to 12/31/2014	$11.19768	$12.01729	255,450
01/01/2015 to 12/31/2015	$12.01729	$11.73825	348,026

AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$9.95080	$10.72630	0
01/01/2007 to 12/31/2007	$10.72630	$10.76050	0
01/01/2008 to 12/31/2008	$10.76050	$6.48081	616
01/01/2009 to 12/31/2009	$6.48081	$7.75928	1,147
01/01/2010 to 12/31/2010	$7.75928	$8.77355	1,278
01/01/2011 to 12/31/2011	$8.77355	$8.92102	787
01/01/2012 to 12/31/2012	$8.92102	$10.41605	2,044
01/01/2013 to 12/31/2013	$10.41605	$13.55651	5,189
01/01/2014 to 12/31/2014	$13.55651	$15.61679	4,974
01/01/2015 to 12/31/2015	$15.61679	$15.82080	7,706

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99857	$8.89568	0
01/01/2012 to 12/31/2012	$8.89568	$9.89278	0
01/01/2013 to 12/31/2013	$9.89278	$11.90029	0
01/01/2014 to 12/31/2014	$11.90029	$12.45586	0
01/01/2015 to 12/31/2015	$12.45586	$12.26001	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08108	$7.34315	10,314
01/01/2009 to 12/31/2009	$7.34315	$8.90471	48,728
01/01/2010 to 12/31/2010	$8.90471	$9.79462	48,886
01/01/2011 to 12/31/2011	$9.79462	$9.45152	42,529
01/01/2012 to 12/31/2012	$9.45152	$10.24388	19,962
01/01/2013 to 12/31/2013	$10.24388	$11.32005	17,848
01/01/2014 to 12/31/2014	$11.32005	$11.69718	19,342
01/01/2015 to 12/31/2015	$11.69718	$11.47690	19,690

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09925	$6.69446	50,953
01/01/2009 to 12/31/2009	$6.69446	$8.34595	77,171
01/01/2010 to 12/31/2010	$8.34595	$9.37899	79,316
01/01/2011 to 12/31/2011	$9.37899	$8.99772	53,447
01/01/2012 to 12/31/2012	$8.99772	$10.24908	65,064
01/01/2013 to 12/31/2013	$10.24908	$11.89196	80,677
01/01/2014 to 12/31/2014	$11.89196	$12.32226	76,057
01/01/2015 to 12/31/2015	$12.32226	$12.04457	93,617

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98433	$10.56714	0
01/01/2007 to 12/31/2007	$10.56714	$11.31065	150
01/01/2008 to 12/31/2008	$11.31065	$7.75997	28,016
01/01/2009 to 12/31/2009	$7.75997	$9.71715	42,143
01/01/2010 to 12/31/2010	$9.71715	$10.67818	43,829
01/01/2011 to 12/31/2011	$10.67818	$10.13994	35,786
01/01/2012 to 12/31/2012	$10.13994	$11.07516	36,894
01/01/2013 to 12/31/2013	$11.07516	$12.45205	37,273
01/01/2014 to 12/31/2014	$12.45205	$12.60941	36,441
01/01/2015 to 10/16/2015	$12.60941	$12.25766	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.99857	$9.94478	0
01/01/2007 to 12/31/2007	$9.94478	$10.86864	369
01/01/2008 to 12/31/2008	$10.86864	$5.97180	367
01/01/2009 to 12/31/2009	$5.97180	$7.78612	832
01/01/2010 to 12/31/2010	$7.78612	$10.14271	360
01/01/2011 to 12/31/2011	$10.14271	$8.66144	1,496
01/01/2012 to 12/31/2012	$8.66144	$10.22095	3,729
01/01/2013 to 12/31/2013	$10.22095	$14.14486	3,384
01/01/2014 to 12/31/2014	$14.14486	$14.58836	3,543
01/01/2015 to 12/31/2015	$14.58836	$14.52882	2,628

AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90506	$9.90872	0
01/01/2007 to 12/31/2007	$9.90872	$10.43378	0
01/01/2008 to 12/31/2008	$10.43378	$6.66531	0
01/01/2009 to 12/31/2009	$6.66531	$8.77180	100
01/01/2010 to 12/31/2010	$8.77180	$11.76047	80
01/01/2011 to 12/31/2011	$11.76047	$11.44523	256
01/01/2012 to 12/31/2012	$11.44523	$12.61772	1,289
01/01/2013 to 12/31/2013	$12.61772	$16.76255	1,051
01/01/2014 to 12/31/2014	$16.76255	$17.10340	1,600
01/01/2015 to 12/31/2015	$17.10340	$16.94132	1,953

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.99240	$10.45801	0
01/01/2007 to 12/31/2007	$10.45801	$9.70078	1,910
01/01/2008 to 12/31/2008	$9.70078	$6.70059	2,949
01/01/2009 to 12/31/2009	$6.70059	$8.36348	3,405
01/01/2010 to 12/31/2010	$8.36348	$10.35634	1,232
01/01/2011 to 12/31/2011	$10.35634	$9.57011	1,072
01/01/2012 to 12/31/2012	$9.57011	$11.11346	2,176
01/01/2013 to 12/31/2013	$11.11346	$15.00753	1,836
01/01/2014 to 12/31/2014	$15.00753	$15.52649	2,089
01/01/2015 to 12/31/2015	$15.52649	$14.60174	1,474

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.96810	$10.62508	3,766
01/01/2007 to 12/31/2007	$10.62508	$11.10168	116,538
01/01/2008 to 12/31/2008	$11.10168	$8.07989	169,999
01/01/2009 to 12/31/2009	$8.07989	$9.85774	381,971
01/01/2010 to 12/31/2010	$9.85774	$10.80580	453,599
01/01/2011 to 12/31/2011	$10.80580	$10.83087	454,470
01/01/2012 to 12/31/2012	$10.83087	$12.08098	475,737
01/01/2013 to 12/31/2013	$12.08098	$13.87192	473,678
01/01/2014 to 12/31/2014	$13.87192	$14.43485	323,407
01/01/2015 to 12/31/2015	$14.43485	$14.19252	271,682

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$9.95042	$11.06626	0
01/01/2007 to 12/31/2007	$11.06626	$10.48707	4,714
01/01/2008 to 12/31/2008	$10.48707	$5.98961	4,814
01/01/2009 to 12/31/2009	$5.98961	$7.28736	6,506
01/01/2010 to 12/31/2010	$7.28736	$8.11059	3,203
01/01/2011 to 12/31/2011	$8.11059	$7.84060	2,363
01/01/2012 to 12/31/2012	$7.84060	$9.03488	5,203
01/01/2013 to 12/31/2013	$9.03488	$11.51542	4,862
01/01/2014 to 12/31/2014	$11.51542	$12.16249	4,690
01/01/2015 to 10/16/2015	$12.16249	$11.26960	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.94009	$10.46223	0
01/01/2007 to 12/31/2007	$10.46223	$11.12804	821
01/01/2008 to 12/31/2008	$11.12804	$6.49978	821
01/01/2009 to 12/31/2009	$6.49978	$9.79749	2,681
01/01/2010 to 12/31/2010	$9.79749	$11.15143	2,027
01/01/2011 to 12/31/2011	$11.15143	$10.77407	2,506
01/01/2012 to 12/31/2012	$10.77407	$12.45032	2,870
01/01/2013 to 12/31/2013	$12.45032	$17.62352	3,271
01/01/2014 to 12/31/2014	$17.62352	$18.76579	5,759
01/01/2015 to 12/31/2015	$18.76579	$20.21049	8,543

AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$10.14742	$9.82387	0
01/01/2007 to 12/31/2007	$9.82387	$13.56505	892
01/01/2008 to 12/31/2008	$13.56505	$6.66754	1,029
01/01/2009 to 12/31/2009	$6.66754	$9.78660	6,126
01/01/2010 to 12/31/2010	$9.78660	$11.58555	6,341
01/01/2011 to 12/31/2011	$11.58555	$9.68778	5,820
01/01/2012 to 12/31/2012	$9.68778	$9.86519	6,642
01/01/2013 to 12/31/2013	$9.86519	$11.18669	4,507
01/01/2014 to 12/31/2014	$11.18669	$10.07509	4,750
01/01/2015 to 12/31/2015	$10.07509	$7.99533	5,916

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.98957	$10.29346	40
01/01/2007 to 12/31/2007	$10.29346	$11.09132	344
01/01/2008 to 12/31/2008	$11.09132	$10.63511	1,001
01/01/2009 to 12/31/2009	$10.63511	$11.71854	755
01/01/2010 to 12/31/2010	$11.71854	$12.17856	1,010
01/01/2011 to 12/31/2011	$12.17856	$12.46302	1,898
01/01/2012 to 12/31/2012	$12.46302	$12.88847	1,850
01/01/2013 to 12/31/2013	$12.88847	$12.19127	42
01/01/2014 to 12/31/2014	$12.19127	$12.04827	0
01/01/2015 to 12/31/2015	$12.04827	$11.29433	4,982

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$9.97067	$10.64737	986
01/01/2007 to 12/31/2007	$10.64737	$11.46345	13,784
01/01/2008 to 12/31/2008	$11.46345	$6.49753	13,782
01/01/2009 to 12/31/2009	$6.49753	$8.20138	22,545
01/01/2010 to 12/31/2010	$8.20138	$9.24013	22,005
01/01/2011 to 12/31/2011	$9.24013	$8.76758	31,225
01/01/2012 to 12/31/2012	$8.76758	$9.56505	29,836
01/01/2013 to 12/31/2013	$9.56505	$11.32796	28,116
01/01/2014 to 12/31/2014	$11.32796	$11.74589	22,277
01/01/2015 to 12/31/2015	$11.74589	$11.47075	21,228

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99857	$9.97857	0
01/01/2008 to 12/31/2008	$9.97857	$9.29580	1,988
01/01/2009 to 12/31/2009	$9.29580	$10.19841	6,374
01/01/2010 to 12/31/2010	$10.19841	$10.80459	5,721
01/01/2011 to 12/31/2011	$10.80459	$11.25875	4,444
01/01/2012 to 12/31/2012	$11.25875	$11.93381	9,199
01/01/2013 to 12/31/2013	$11.93381	$11.55346	13,466
01/01/2014 to 12/31/2014	$11.55346	$12.17197	18,213
01/01/2015 to 12/31/2015	$12.17197	$12.11056	15,891

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07809	$6.63967	50,618
01/01/2009 to 12/31/2009	$6.63967	$8.48729	188,039
01/01/2010 to 12/31/2010	$8.48729	$9.19556	216,286
01/01/2011 to 12/31/2011	$9.19556	$8.88658	156,948
01/01/2012 to 09/21/2012	$8.88658	$9.95078	0

*	Denotes the start date of these sub-accounts

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.39927	$10.98569	50,621
01/01/2007 to 12/31/2007	$10.98569	$11.77245	52,178
01/01/2008 to 12/31/2008	$11.77245	$7.87551	81,366
01/01/2009 to 12/31/2009	$7.87551	$9.61124	459,255
01/01/2010 to 12/31/2010	$9.61124	$10.56057	547,140
01/01/2011 to 12/31/2011	$10.56057	$10.08836	450,724
01/01/2012 to 12/31/2012	$10.08836	$11.14410	513,039
01/01/2013 to 12/31/2013	$11.14410	$12.02719	499,169
01/01/2014 to 12/31/2014	$12.02719	$12.25357	474,577
01/01/2015 to 12/31/2015	$12.25357	$11.63795	350,400

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$10.14643	$10.64132	5,352
01/01/2007 to 12/31/2007	$10.64132	$11.43460	5,703
01/01/2008 to 12/31/2008	$11.43460	$7.87680	34,545
01/01/2009 to 12/31/2009	$7.87680	$9.75519	131,788
01/01/2010 to 12/31/2010	$9.75519	$10.88553	135,608
01/01/2011 to 12/31/2011	$10.88553	$10.69481	114,020
01/01/2012 to 12/31/2012	$10.69481	$11.92762	134,628
01/01/2013 to 12/31/2013	$11.92762	$13.64323	127,009
01/01/2014 to 12/31/2014	$13.64323	$14.20668	132,813
01/01/2015 to 12/31/2015	$14.20668	$14.05364	119,413

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$10.72581	$11.82754	0
01/01/2007 to 12/31/2007	$11.82754	$11.59346	0
01/01/2008 to 12/31/2008	$11.59346	$7.42411	0
01/01/2009 to 12/31/2009	$7.42411	$8.58067	27,509
01/01/2010 to 12/31/2010	$8.58067	$9.58667	30,823
01/01/2011 to 12/31/2011	$9.58667	$9.74413	29,907
01/01/2012 to 05/04/2012	$9.74413	$10.57964	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.34964	$10.87782	25,499
01/01/2007 to 12/31/2007	$10.87782	$11.64277	24,633
01/01/2008 to 12/31/2008	$11.64277	$8.14626	34,831
01/01/2009 to 12/31/2009	$8.14626	$9.85682	514,826
01/01/2010 to 12/31/2010	$9.85682	$10.86424	623,828
01/01/2011 to 12/31/2011	$10.86424	$10.53238	513,328
01/01/2012 to 12/31/2012	$10.53238	$11.62514	568,077
01/01/2013 to 12/31/2013	$11.62514	$13.42168	444,967
01/01/2014 to 12/31/2014	$13.42168	$14.03040	455,228
01/01/2015 to 12/31/2015	$14.03040	$13.83427	415,432

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.15301	0
01/01/2012 to 12/31/2012	$9.15301	$10.05053	0
01/01/2013 to 12/31/2013	$10.05053	$10.93367	0
01/01/2014 to 12/31/2014	$10.93367	$11.25504	4,310
01/01/2015 to 12/31/2015	$11.25504	$10.71373	4,362

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99845	$10.48449	0
01/01/2014 to 12/31/2014	$10.48449	$10.65715	0
01/01/2015 to 12/31/2015	$10.65715	$10.48686	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$10.04974	$10.22695	0
01/01/2007 to 12/31/2007	$10.22695	$10.71750	0
01/01/2008 to 12/31/2008	$10.71750	$10.63495	0
01/01/2009 to 12/31/2009	$10.63495	$11.50428	1,394
01/01/2010 to 12/31/2010	$11.50428	$11.72999	1,551
01/01/2011 to 12/31/2011	$11.72999	$11.77036	1,375
01/01/2012 to 12/31/2012	$11.77036	$12.09290	1,472
01/01/2013 to 12/31/2013	$12.09290	$11.60948	1,605
01/01/2014 to 12/31/2014	$11.60948	$11.38187	5,756
01/01/2015 to 12/31/2015	$11.38187	$11.22372	5,581

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97111	$10.28859	0
01/01/2007 to 12/31/2007	$10.28859	$10.93452	0
01/01/2008 to 12/31/2008	$10.93452	$10.48811	1,503
01/01/2009 to 12/31/2009	$10.48811	$11.99359	123,840
01/01/2010 to 12/31/2010	$11.99359	$12.67844	157,774
01/01/2011 to 12/31/2011	$12.67844	$12.83777	136,313
01/01/2012 to 12/31/2012	$12.83777	$13.77245	134,484
01/01/2013 to 12/31/2013	$13.77245	$13.26724	148,327
01/01/2014 to 12/31/2014	$13.26724	$13.57074	136,201
01/01/2015 to 12/31/2015	$13.57074	$13.03698	104,671

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99897	$9.37189	0
01/01/2010 to 12/31/2010	$9.37189	$10.16992	0
01/01/2011 to 12/31/2011	$10.16992	$10.94263	0
01/01/2012 to 12/31/2012	$10.94263	$11.18539	0
01/01/2013 to 12/31/2013	$11.18539	$10.90130	0
01/01/2014 to 12/31/2014	$10.90130	$10.74753	0
01/01/2015 to 12/31/2015	$10.74753	$10.52287	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99846	$12.02740	2,716
01/01/2009 to 12/31/2009	$12.02740	$11.08899	13,607
01/01/2010 to 12/31/2010	$11.08899	$12.09943	0
01/01/2011 to 12/31/2011	$12.09943	$13.48663	0
01/01/2012 to 12/31/2012	$13.48663	$13.99125	0
01/01/2013 to 12/31/2013	$13.99125	$13.29882	0
01/01/2014 to 12/31/2014	$13.29882	$13.39820	0
01/01/2015 to 12/31/2015	$13.39820	$13.25498	0

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99846	$12.09626	2,440
01/01/2009 to 12/31/2009	$12.09626	$10.95660	9,277
01/01/2010 to 12/31/2010	$10.95660	$11.97397	2,796
01/01/2011 to 12/31/2011	$11.97397	$13.62798	0
01/01/2012 to 12/31/2012	$13.62798	$14.15708	0
01/01/2013 to 12/31/2013	$14.15708	$13.22184	0
01/01/2014 to 12/31/2014	$13.22184	$13.52858	0
01/01/2015 to 12/31/2015	$13.52858	$13.41847	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99897	$8.78306	0
01/01/2010 to 12/31/2010	$8.78306	$9.64023	124,160
01/01/2011 to 12/31/2011	$9.64023	$11.22759	31,645
01/01/2012 to 12/31/2012	$11.22759	$11.71417	0
01/01/2013 to 12/31/2013	$11.71417	$10.74672	0
01/01/2014 to 12/31/2014	$10.74672	$11.19591	0
01/01/2015 to 12/31/2015	$11.19591	$11.15485	13,174

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99794	$11.00110	119,889
01/01/2011 to 12/31/2011	$11.00110	$12.98795	42,207
01/01/2012 to 12/31/2012	$12.98795	$13.61130	17,563
01/01/2013 to 12/31/2013	$13.61130	$12.42241	0
01/01/2014 to 12/31/2014	$12.42241	$13.12714	0
01/01/2015 to 12/31/2015	$13.12714	$13.11205	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99845	$12.01256	129,732
01/01/2012 to 12/31/2012	$12.01256	$12.47759	78,339
01/01/2013 to 12/31/2013	$12.47759	$11.05160	0
01/01/2014 to 12/31/2014	$11.05160	$11.97007	0
01/01/2015 to 12/31/2015	$11.97007	$11.99313	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99794	$10.39215	121,338
01/01/2013 to 12/31/2013	$10.39215	$9.15827	164,475
01/01/2014 to 12/31/2014	$9.15827	$10.12164	38,753
01/01/2015 to 12/31/2015	$10.12164	$10.20188	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99897	$8.74369	275,406
01/01/2014 to 12/31/2014	$8.74369	$9.83272	169,571
01/01/2015 to 12/31/2015	$9.83272	$9.92342	26,580

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99897	$11.29546	53,392
01/01/2015 to 12/31/2015	$11.29546	$11.30633	187,600

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99897	$9.93127	79,694

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14522	$10.29744	0
01/01/2010 to 12/31/2010	$10.29744	$11.49224	5,530
01/01/2011 to 12/31/2011	$11.49224	$10.61596	2,477
01/01/2012 to 12/31/2012	$10.61596	$11.79636	3,661
01/01/2013 to 12/31/2013	$11.79636	$15.21484	4,712
01/01/2014 to 12/31/2014	$15.21484	$16.46394	4,562
01/01/2015 to 12/31/2015	$16.46394	$15.38710	4,550

AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.51837	$11.16214	84,776
01/01/2007 to 12/31/2007	$11.16214	$12.01860	83,475
01/01/2008 to 12/31/2008	$12.01860	$7.67349	163,098
01/01/2009 to 12/31/2009	$7.67349	$9.43787	756,117
01/01/2010 to 12/31/2010	$9.43787	$10.50081	841,809
01/01/2011 to 12/31/2011	$10.50081	$10.05525	664,857
01/01/2012 to 12/31/2012	$10.05525	$11.22171	738,280
01/01/2013 to 12/31/2013	$11.22171	$13.51022	741,731
01/01/2014 to 12/31/2014	$13.51022	$14.18572	774,772
01/01/2015 to 12/31/2015	$14.18572	$13.99547	734,401

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99845	$11.64134	43,384
01/01/2014 to 12/31/2014	$11.64134	$12.97911	71,494
01/01/2015 to 12/31/2015	$12.97911	$12.28214	75,340

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$13.14998	$16.09509	0
01/01/2007 to 12/31/2007	$16.09509	$12.64447	0
01/01/2008 to 12/31/2008	$12.64447	$8.05893	0
01/01/2009 to 12/31/2009	$8.05893	$10.43374	769
01/01/2010 to 12/31/2010	$10.43374	$13.17714	4,215
01/01/2011 to 12/31/2011	$13.17714	$13.78398	2,362
01/01/2012 to 12/31/2012	$13.78398	$15.60270	2,957
01/01/2013 to 12/31/2013	$15.60270	$15.79154	4,165
01/01/2014 to 12/31/2014	$15.79154	$20.28799	4,072
01/01/2015 to 12/31/2015	$20.28799	$20.87413	3,667

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.25302	$11.76968	0
01/01/2007 to 12/31/2007	$11.76968	$9.49700	0
01/01/2008 to 07/18/2008	$9.49700	$8.69104	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99845	$9.67493	0
01/01/2014 to 12/31/2014	$9.67493	$9.97893	0
01/01/2015 to 12/31/2015	$9.97893	$9.78333	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10354	$7.49581	2,850
01/01/2009 to 12/31/2009	$7.49581	$8.91773	32,521
01/01/2010 to 12/31/2010	$8.91773	$9.91745	34,121
01/01/2011 to 12/31/2011	$9.91745	$9.49220	29,657
01/01/2012 to 12/31/2012	$9.49220	$10.58502	35,765
01/01/2013 to 12/31/2013	$10.58502	$12.38466	33,996
01/01/2014 to 12/31/2014	$12.38466	$12.84883	32,069
01/01/2015 to 10/16/2015	$12.84883	$12.79489	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$10.04664	$10.56241	2,702
01/01/2007 to 12/31/2007	$10.56241	$11.25138	4,547
01/01/2008 to 12/31/2008	$11.25138	$7.23357	8,653
01/01/2009 to 12/31/2009	$7.23357	$8.79176	59,158
01/01/2010 to 12/31/2010	$8.79176	$9.86717	122,916
01/01/2011 to 12/31/2011	$9.86717	$9.53771	106,370
01/01/2012 to 12/31/2012	$9.53771	$10.35497	132,161
01/01/2013 to 12/31/2013	$10.35497	$11.66190	128,615
01/01/2014 to 12/31/2014	$11.66190	$11.80502	108,153
01/01/2015 to 12/31/2015	$11.80502	$11.69967	77,641

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99846	$7.46564	830
01/01/2009 to 11/13/2009	$7.46564	$8.33415	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.73228	287,894
01/01/2013 to 12/31/2013	$10.73228	$13.10969	282,081
01/01/2014 to 12/31/2014	$13.10969	$13.27400	250,519
01/01/2015 to 10/16/2015	$13.27400	$12.69699	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99845	$10.80048	39,092
01/01/2014 to 12/31/2014	$10.80048	$10.87035	50,429
01/01/2015 to 10/16/2015	$10.87035	$10.35797	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17514	$6.10747	0
01/01/2009 to 12/31/2009	$6.10747	$8.09735	5,233
01/01/2010 to 12/31/2010	$8.09735	$9.55158	6,010
01/01/2011 to 12/31/2011	$9.55158	$8.90131	4,981
01/01/2012 to 12/31/2012	$8.90131	$11.07650	5,740
01/01/2013 to 12/31/2013	$11.07650	$11.34251	6,964
01/01/2014 to 12/31/2014	$11.34251	$12.68089	6,603
01/01/2015 to 12/31/2015	$12.68089	$12.43322	6,334

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$11.24704	$11.59121	0
01/01/2007 to 12/31/2007	$11.59121	$12.96551	0
01/01/2008 to 12/31/2008	$12.96551	$7.59977	454
01/01/2009 to 12/31/2009	$7.59977	$11.14229	16,802
01/01/2010 to 12/31/2010	$11.14229	$12.05954	19,798
01/01/2011 to 12/31/2011	$12.05954	$11.36664	14,398
01/01/2012 to 12/31/2012	$11.36664	$13.35906	16,997
01/01/2013 to 12/31/2013	$13.35906	$17.00888	17,944
01/01/2014 to 02/07/2014	$17.00888	$16.72906	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.65822	$11.79214	0
01/01/2007 to 12/31/2007	$11.79214	$12.16446	0
01/01/2008 to 12/31/2008	$12.16446	$7.08000	0
01/01/2009 to 12/31/2009	$7.08000	$8.28115	15,497
01/01/2010 to 12/31/2010	$8.28115	$9.17397	14,804
01/01/2011 to 12/31/2011	$9.17397	$8.50626	12,131
01/01/2012 to 12/31/2012	$8.50626	$9.98923	5,308
01/01/2013 to 12/31/2013	$9.98923	$13.09110	5,072
01/01/2014 to 12/31/2014	$13.09110	$14.53422	4,898
01/01/2015 to 12/31/2015	$14.53422	$13.60408	49,267

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.12778	$11.01205	0
01/01/2007 to 12/31/2007	$11.01205	$12.89631	0
01/01/2008 to 12/31/2008	$12.89631	$7.49295	508
01/01/2009 to 12/31/2009	$7.49295	$11.55150	21,686
01/01/2010 to 12/31/2010	$11.55150	$13.58365	27,187
01/01/2011 to 12/31/2011	$13.58365	$12.93390	14,769
01/01/2012 to 12/31/2012	$12.93390	$15.18202	17,529
01/01/2013 to 12/31/2013	$15.18202	$19.69518	20,385
01/01/2014 to 12/31/2014	$19.69518	$21.55589	20,032
01/01/2015 to 12/31/2015	$21.55589	$19.95117	22,013

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08922	$7.60464	3,655
01/01/2009 to 12/31/2009	$7.60464	$9.20795	169,953
01/01/2010 to 12/31/2010	$9.20795	$10.08437	246,741
01/01/2011 to 12/31/2011	$10.08437	$9.84640	224,887
01/01/2012 to 12/31/2012	$9.84640	$10.64133	245,096
01/01/2013 to 12/31/2013	$10.64133	$11.46849	225,315
01/01/2014 to 12/31/2014	$11.46849	$11.70945	215,047
01/01/2015 to 12/31/2015	$11.70945	$11.38653	184,616

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03334	$7.63187	0
01/01/2009 to 12/31/2009	$7.63187	$9.50032	20,133
01/01/2010 to 12/31/2010	$9.50032	$11.81873	26,327
01/01/2011 to 12/31/2011	$11.81873	$11.74963	16,354
01/01/2012 to 12/31/2012	$11.74963	$13.33932	19,728
01/01/2013 to 12/31/2013	$13.33932	$18.17136	20,367
01/01/2014 to 12/31/2014	$18.17136	$19.11607	20,149
01/01/2015 to 12/31/2015	$19.11607	$17.72888	19,520

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.55276	$12.77562	0
01/01/2007 to 12/31/2007	$12.77562	$12.68399	0
01/01/2008 to 12/31/2008	$12.68399	$7.80431	0
01/01/2009 to 12/31/2009	$7.80431	$9.05722	4,729
01/01/2010 to 12/31/2010	$9.05722	$9.99424	10,725
01/01/2011 to 12/31/2011	$9.99424	$9.75979	6,851
01/01/2012 to 12/31/2012	$9.75979	$10.86104	8,155
01/01/2013 to 12/31/2013	$10.86104	$14.34953	7,628
01/01/2014 to 12/31/2014	$14.34953	$14.30135	7,071
01/01/2015 to 12/31/2015	$14.30135	$13.18364	6,286

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$10.09677	$10.65578	0
01/01/2007 to 12/31/2007	$10.65578	$10.71545	0
01/01/2008 to 12/31/2008	$10.71545	$7.82946	0
01/01/2009 to 12/31/2009	$7.82946	$10.41539	8,617
01/01/2010 to 12/31/2010	$10.41539	$11.60106	8,821
01/01/2011 to 12/31/2011	$11.60106	$11.74628	7,557
01/01/2012 to 12/31/2012	$11.74628	$13.12633	6,923
01/01/2013 to 12/31/2013	$13.12633	$13.80651	6,643
01/01/2014 to 12/31/2014	$13.80651	$13.89564	6,203
01/01/2015 to 12/31/2015	$13.89564	$13.15056	2,958

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99197	$10.59108	0
01/01/2007 to 12/31/2007	$10.59108	$12.37266	0
01/01/2008 to 12/31/2008	$12.37266	$6.04263	0
01/01/2009 to 12/31/2009	$6.04263	$8.02258	11,074
01/01/2010 to 12/31/2010	$8.02258	$9.01442	17,704
01/01/2011 to 12/31/2011	$9.01442	$7.70310	13,585
01/01/2012 to 12/31/2012	$7.70310	$9.09880	14,349
01/01/2013 to 12/31/2013	$9.09880	$10.63067	15,992
01/01/2014 to 12/31/2014	$10.63067	$9.85596	17,403
01/01/2015 to 12/31/2015	$9.85596	$9.97669	15,726

AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01012	$10.85384	0
01/01/2007 to 12/31/2007	$10.85384	$12.54671	0
01/01/2008 to 12/31/2008	$12.54671	$6.89463	0
01/01/2009 to 12/31/2009	$6.89463	$8.82960	8,210
01/01/2010 to 12/31/2010	$8.82960	$9.62539	14,616
01/01/2011 to 12/31/2011	$9.62539	$8.26071	11,572
01/01/2012 to 12/31/2012	$8.26071	$9.45839	14,585
01/01/2013 to 12/31/2013	$9.45839	$11.08897	15,914
01/01/2014 to 12/31/2014	$11.08897	$10.15269	16,984
01/01/2015 to 12/31/2015	$10.15269	$10.04476	14,227

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99846	$10.71068	0
01/01/2009 to 12/31/2009	$10.71068	$11.69915	0
01/01/2010 to 12/31/2010	$11.69915	$12.72222	0
01/01/2011 to 12/31/2011	$12.72222	$14.03915	734,889
01/01/2012 to 12/31/2012	$14.03915	$15.07214	258,045
01/01/2013 to 12/31/2013	$15.07214	$14.32043	52,353
01/01/2014 to 12/31/2014	$14.32043	$14.99915	50,748
01/01/2015 to 12/31/2015	$14.99915	$14.89212	245,388

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11173	$7.12925	3,098
01/01/2009 to 12/31/2009	$7.12925	$8.86201	51,073
01/01/2010 to 12/31/2010	$8.86201	$9.89847	81,692
01/01/2011 to 12/31/2011	$9.89847	$9.65878	78,604
01/01/2012 to 12/31/2012	$9.65878	$10.76599	95,134
01/01/2013 to 12/31/2013	$10.76599	$12.28543	98,613
01/01/2014 to 12/31/2014	$12.28543	$12.82372	88,945
01/01/2015 to 12/31/2015	$12.82372	$12.45281	89,036

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$12.12272	$12.81320	0
01/01/2007 to 12/31/2007	$12.81320	$13.75995	0
01/01/2008 to 12/31/2008	$13.75995	$7.91534	764
01/01/2009 to 12/31/2009	$7.91534	$10.55484	27,364
01/01/2010 to 12/31/2010	$10.55484	$11.10084	29,556
01/01/2011 to 12/31/2011	$11.10084	$9.89724	16,203
01/01/2012 to 12/31/2012	$9.89724	$11.84030	8,507
01/01/2013 to 12/31/2013	$11.84030	$13.40435	8,589
01/01/2014 to 12/31/2014	$13.40435	$12.31706	27,297
01/01/2015 to 12/31/2015	$12.31706	$11.74957	30,849

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$10.95216	$11.56456	0
01/01/2007 to 12/31/2007	$11.56456	$11.56821	0
01/01/2008 to 12/31/2008	$11.56821	$9.35251	39,119
01/01/2009 to 12/31/2009	$9.35251	$11.19913	73,978
01/01/2010 to 12/31/2010	$11.19913	$11.79468	48,426
01/01/2011 to 12/31/2011	$11.79468	$11.60212	49,180
01/01/2012 to 12/31/2012	$11.60212	$12.60601	53,878
01/01/2013 to 12/31/2013	$12.60601	$13.73586	36,383
01/01/2014 to 12/31/2014	$13.73586	$14.21417	45,099
01/01/2015 to 12/31/2015	$14.21417	$13.92364	33,313

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08384	$10.28767	0
01/01/2010 to 12/31/2010	$10.28767	$11.23842	0
01/01/2011 to 12/31/2011	$11.23842	$11.10228	0
01/01/2012 to 12/31/2012	$11.10228	$12.54958	0
01/01/2013 to 12/31/2013	$12.54958	$16.81014	0
01/01/2014 to 12/31/2014	$16.81014	$18.06453	0
01/01/2015 to 12/31/2015	$18.06453	$19.61300	2,118

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.09247	$12.24906	0
01/01/2007 to 12/31/2007	$12.24906	$11.66043	0
01/01/2008 to 12/31/2008	$11.66043	$6.69520	431
01/01/2009 to 12/31/2009	$6.69520	$7.84723	10,059
01/01/2010 to 12/31/2010	$7.84723	$8.71427	10,566
01/01/2011 to 12/31/2011	$8.71427	$8.19415	1,091
01/01/2012 to 12/31/2012	$8.19415	$9.39903	953
01/01/2013 to 12/31/2013	$9.39903	$12.90063	2,271
01/01/2014 to 12/31/2014	$12.90063	$14.40039	2,148
01/01/2015 to 12/31/2015	$14.40039	$13.02449	2,030

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.16512	$11.45220	0
01/01/2007 to 12/31/2007	$11.45220	$12.91932	0
01/01/2008 to 12/31/2008	$12.91932	$7.14281	0
01/01/2009 to 12/31/2009	$7.14281	$9.09565	38,033
01/01/2010 to 12/31/2010	$9.09565	$10.68915	44,092
01/01/2011 to 12/31/2011	$10.68915	$10.39424	22,878
01/01/2012 to 12/31/2012	$10.39424	$11.45130	22,256
01/01/2013 to 12/31/2013	$11.45130	$15.35214	21,596
01/01/2014 to 12/31/2014	$15.35214	$16.66134	39,466
01/01/2015 to 12/31/2015	$16.66134	$17.99738	32,787

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$10.22221	$10.70056	0
01/01/2007 to 12/31/2007	$10.70056	$11.13919	0
01/01/2008 to 12/31/2008	$11.13919	$8.38953	0
01/01/2009 to 12/31/2009	$8.38953	$11.08201	6,692
01/01/2010 to 12/31/2010	$11.08201	$12.33428	6,398
01/01/2011 to 12/31/2011	$12.33428	$13.33584	5,812
01/01/2012 to 12/31/2012	$13.33584	$13.86283	5,928
01/01/2013 to 12/31/2013	$13.86283	$13.33228	6,020
01/01/2014 to 12/31/2014	$13.33228	$13.91962	8,830
01/01/2015 to 12/31/2015	$13.91962	$13.58024	15,598

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$11.45716	$12.75677	0
01/01/2007 to 12/31/2007	$12.75677	$13.69463	0
01/01/2008 to 12/31/2008	$13.69463	$8.87094	222
01/01/2009 to 12/31/2009	$8.87094	$11.44852	4,567
01/01/2010 to 12/31/2010	$11.44852	$12.58852	11,176
01/01/2011 to 12/31/2011	$12.58852	$11.96714	5,867
01/01/2012 to 12/31/2012	$11.96714	$14.45384	11,046
01/01/2013 to 12/31/2013	$14.45384	$18.10409	12,567
01/01/2014 to 12/31/2014	$18.10409	$18.41149	14,773
01/01/2015 to 12/31/2015	$18.41149	$17.80334	14,800

AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$11.06858	$11.55696	0
01/01/2007 to 12/31/2007	$11.55696	$13.05382	0
01/01/2008 to 12/31/2008	$13.05382	$8.15973	0
01/01/2009 to 12/31/2009	$8.15973	$9.95377	7,371
01/01/2010 to 12/31/2010	$9.95377	$11.01704	7,855
01/01/2011 to 12/31/2011	$11.01704	$10.74757	6,683
01/01/2012 to 12/31/2012	$10.74757	$12.34872	1,327
01/01/2013 to 12/31/2013	$12.34872	$16.56683	1,193
01/01/2014 to 12/31/2014	$16.56683	$17.67384	1,088
01/01/2015 to 12/31/2015	$17.67384	$18.59801	1,472

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99846	$10.18849	0
01/01/2013 to 12/31/2013	$10.18849	$13.44856	0
01/01/2014 to 12/31/2014	$13.44856	$14.54628	0
01/01/2015 to 12/31/2015	$14.54628	$14.17185	1,471

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.07117	$11.58488	0
01/01/2007 to 12/31/2007	$11.58488	$11.68066	0
01/01/2008 to 12/31/2008	$11.68066	$7.09254	0
01/01/2009 to 12/31/2009	$7.09254	$9.66687	4,858
01/01/2010 to 12/31/2010	$9.66687	$11.72633	5,260
01/01/2011 to 12/31/2011	$11.72633	$11.11083	3,578
01/01/2012 to 12/31/2012	$11.11083	$12.91074	3,835
01/01/2013 to 12/31/2013	$12.91074	$16.77719	2,629
01/01/2014 to 12/31/2014	$16.77719	$18.92898	2,502
01/01/2015 to 12/31/2015	$18.92898	$17.34838	1,987

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99963	$10.19448	0
01/01/2007 to 12/31/2007	$10.19448	$10.49408	0
01/01/2008 to 12/31/2008	$10.49408	$10.55683	0
01/01/2009 to 12/31/2009	$10.55683	$10.38554	4,216
01/01/2010 to 12/31/2010	$10.38554	$10.19444	3,814
01/01/2011 to 12/31/2011	$10.19444	$10.00685	9,408
01/01/2012 to 12/31/2012	$10.00685	$9.82027	6,733
01/01/2013 to 12/31/2013	$9.82027	$9.63721	15,972
01/01/2014 to 12/31/2014	$9.63721	$9.45754	4,768
01/01/2015 to 12/31/2015	$9.45754	$9.28120	3,989

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.67846	$11.80784	0
01/01/2007 to 12/31/2007	$11.80784	$11.95373	0
01/01/2008 to 12/31/2008	$11.95373	$6.77336	0
01/01/2009 to 12/31/2009	$6.77336	$9.34880	12,468
01/01/2010 to 12/31/2010	$9.34880	$11.32466	18,504
01/01/2011 to 12/31/2011	$11.32466	$10.83771	11,663
01/01/2012 to 12/31/2012	$10.83771	$12.45694	13,801
01/01/2013 to 12/31/2013	$12.45694	$17.36010	13,123
01/01/2014 to 12/31/2014	$17.36010	$19.46415	12,801
01/01/2015 to 12/31/2015	$19.46415	$18.02443	12,120

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02836	$10.06695	0
01/01/2012 to 12/31/2012	$10.06695	$10.36040	0
01/01/2013 to 12/31/2013	$10.36040	$9.87920	5,665
01/01/2014 to 12/31/2014	$9.87920	$10.19441	4,829
01/01/2015 to 10/16/2015	$10.19441	$10.14945	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$12.38451	$12.66399	0
01/01/2007 to 12/31/2007	$12.66399	$15.18589	0
01/01/2008 to 12/31/2008	$15.18589	$8.46708	1,290
01/01/2009 to 12/31/2009	$8.46708	$10.78443	1,654
01/01/2010 to 12/31/2010	$10.78443	$13.61848	1,255
01/01/2011 to 12/31/2011	$13.61848	$13.59037	704
01/01/2012 to 12/31/2012	$13.59037	$14.98812	671
01/01/2013 to 12/31/2013	$14.98812	$19.50534	606
01/01/2014 to 12/31/2014	$19.50534	$20.66130	289
01/01/2015 to 10/16/2015	$20.66130	$21.15039	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.52092	$10.88374	0
01/01/2007 to 12/31/2007	$10.88374	$12.67848	0
01/01/2008 to 12/31/2008	$12.67848	$7.14915	0
01/01/2009 to 12/31/2009	$7.14915	$8.59892	19,993
01/01/2010 to 12/31/2010	$8.59892	$10.14886	24,756
01/01/2011 to 04/29/2011	$10.14886	$11.37547	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.30845	27,511
01/01/2013 to 12/31/2013	$10.30845	$12.02970	26,678
01/01/2014 to 12/31/2014	$12.02970	$12.41205	35,422
01/01/2015 to 12/31/2015	$12.41205	$12.02933	24,746

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10120	$5.56843	0
01/01/2009 to 12/31/2009	$5.56843	$9.09942	32,359
01/01/2010 to 12/31/2010	$9.09942	$10.91854	41,589
01/01/2011 to 12/31/2011	$10.91854	$8.54304	29,187
01/01/2012 to 12/31/2012	$8.54304	$9.88663	32,287
01/01/2013 to 12/31/2013	$9.88663	$9.72394	42,005
01/01/2014 to 12/31/2014	$9.72394	$9.09576	42,070
01/01/2015 to 12/31/2015	$9.09576	$7.43308	42,221

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.20074	$10.63282	3,533
01/01/2007 to 12/31/2007	$10.63282	$11.34340	3,353
01/01/2008 to 12/31/2008	$11.34340	$8.96271	6,284
01/01/2009 to 12/31/2009	$8.96271	$10.55805	87,109
01/01/2010 to 12/31/2010	$10.55805	$11.45661	157,813
01/01/2011 to 12/31/2011	$11.45661	$11.35524	152,754
01/01/2012 to 12/31/2012	$11.35524	$12.29917	217,057
01/01/2013 to 12/31/2013	$12.29917	$13.18173	304,081
01/01/2014 to 12/31/2014	$13.18173	$13.68306	218,267
01/01/2015 to 12/31/2015	$13.68306	$13.44709	188,773

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01837	$10.06686	0
01/01/2012 to 12/31/2012	$10.06686	$10.58122	0
01/01/2013 to 12/31/2013	$10.58122	$10.14377	0
01/01/2014 to 12/31/2014	$10.14377	$10.55797	0
01/01/2015 to 12/31/2015	$10.55797	$10.33332	4,060

AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$10.16637	$10.46392	2,113
01/01/2007 to 12/31/2007	$10.46392	$11.44013	2,112
01/01/2008 to 12/31/2008	$11.44013	$6.65616	17,871
01/01/2009 to 12/31/2009	$6.65616	$8.22871	194,848
01/01/2010 to 12/31/2010	$8.22871	$9.61112	231,128
01/01/2011 to 12/31/2011	$9.61112	$8.84603	139,885
01/01/2012 to 12/31/2012	$8.84603	$9.80252	178,028
01/01/2013 to 12/31/2013	$9.80252	$11.25762	166,562
01/01/2014 to 12/31/2014	$11.25762	$12.06381	183,533
01/01/2015 to 12/31/2015	$12.06381	$11.76630	363,416

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$10.65212	$11.47106	0
01/01/2007 to 12/31/2007	$11.47106	$11.49052	0
01/01/2008 to 12/31/2008	$11.49052	$6.91030	0
01/01/2009 to 12/31/2009	$6.91030	$8.26135	0
01/01/2010 to 12/31/2010	$8.26135	$9.32751	0
01/01/2011 to 12/31/2011	$9.32751	$9.47038	0
01/01/2012 to 12/31/2012	$9.47038	$11.04111	0
01/01/2013 to 12/31/2013	$11.04111	$14.34896	1,260
01/01/2014 to 12/31/2014	$14.34896	$16.50528	4,904
01/01/2015 to 12/31/2015	$16.50528	$16.69627	4,988

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99845	$8.88686	0
01/01/2012 to 12/31/2012	$8.88686	$9.86852	0
01/01/2013 to 12/31/2013	$9.86852	$11.85371	0
01/01/2014 to 12/31/2014	$11.85371	$12.38895	0
01/01/2015 to 12/31/2015	$12.38895	$12.17621	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08104	$7.33582	3,160
01/01/2009 to 12/31/2009	$7.33582	$8.88278	62,367
01/01/2010 to 12/31/2010	$8.88278	$9.75608	188,331
01/01/2011 to 12/31/2011	$9.75608	$9.40046	153,263
01/01/2012 to 12/31/2012	$9.40046	$10.17351	178,973
01/01/2013 to 12/31/2013	$10.17351	$11.22577	180,391
01/01/2014 to 12/31/2014	$11.22577	$11.58269	147,680
01/01/2015 to 12/31/2015	$11.58269	$11.34785	169,895

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09921	$6.68783	6,753
01/01/2009 to 12/31/2009	$6.68783	$8.32531	98,458
01/01/2010 to 12/31/2010	$8.32531	$9.34197	216,833
01/01/2011 to 12/31/2011	$9.34197	$8.94898	157,873
01/01/2012 to 12/31/2012	$8.94898	$10.17832	200,832
01/01/2013 to 12/31/2013	$10.17832	$11.79258	212,776
01/01/2014 to 12/31/2014	$11.79258	$12.20139	202,331
01/01/2015 to 12/31/2015	$12.20139	$11.90888	318,194

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$10.48067	$11.08163	0
01/01/2007 to 12/31/2007	$11.08163	$11.84385	0
01/01/2008 to 12/31/2008	$11.84385	$8.11373	9,161
01/01/2009 to 12/31/2009	$8.11373	$10.14527	99,514
01/01/2010 to 12/31/2010	$10.14527	$11.13210	203,870
01/01/2011 to 12/31/2011	$11.13210	$10.55553	149,749
01/01/2012 to 12/31/2012	$10.55553	$11.51210	167,144
01/01/2013 to 12/31/2013	$11.51210	$12.92428	172,087
01/01/2014 to 12/31/2014	$12.92428	$13.06839	162,402
01/01/2015 to 10/16/2015	$13.06839	$12.68896	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$12.19699	$12.11939	0
01/01/2007 to 12/31/2007	$12.11939	$13.22558	0
01/01/2008 to 12/31/2008	$13.22558	$7.25607	1,551
01/01/2009 to 12/31/2009	$7.25607	$9.44657	419
01/01/2010 to 12/31/2010	$9.44657	$12.28759	552
01/01/2011 to 12/31/2011	$12.28759	$10.47763	13,228
01/01/2012 to 12/31/2012	$10.47763	$12.34599	13,532
01/01/2013 to 12/31/2013	$12.34599	$17.06049	13,524
01/01/2014 to 12/31/2014	$17.06049	$17.56956	13,270
01/01/2015 to 12/31/2015	$17.56956	$17.47213	11,465

AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90494	$9.89897	0
01/01/2007 to 12/31/2007	$9.89897	$10.40798	0
01/01/2008 to 12/31/2008	$10.40798	$6.63894	301
01/01/2009 to 12/31/2009	$6.63894	$8.72427	2,940
01/01/2010 to 12/31/2010	$8.72427	$11.67952	3,581
01/01/2011 to 12/31/2011	$11.67952	$11.34980	2,407
01/01/2012 to 12/31/2012	$11.34980	$12.49402	2,930
01/01/2013 to 12/31/2013	$12.49402	$16.57375	2,319
01/01/2014 to 12/31/2014	$16.57375	$16.88587	2,470
01/01/2015 to 12/31/2015	$16.88587	$16.70121	2,232

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.97289	$12.51865	0
01/01/2007 to 12/31/2007	$12.51865	$11.59499	0
01/01/2008 to 12/31/2008	$11.59499	$7.99717	934
01/01/2009 to 12/31/2009	$7.99717	$9.96698	2,982
01/01/2010 to 12/31/2010	$9.96698	$12.32368	3,324
01/01/2011 to 12/31/2011	$12.32368	$11.37136	1,159
01/01/2012 to 12/31/2012	$11.37136	$13.18554	1,344
01/01/2013 to 12/31/2013	$13.18554	$17.77929	1,592
01/01/2014 to 12/31/2014	$17.77929	$18.36690	1,753
01/01/2015 to 12/31/2015	$18.36690	$17.24749	1,083

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.71510	$11.41015	0
01/01/2007 to 12/31/2007	$11.41015	$11.90429	3,088
01/01/2008 to 12/31/2008	$11.90429	$8.65127	9,217
01/01/2009 to 12/31/2009	$8.65127	$10.53936	203,180
01/01/2010 to 12/31/2010	$10.53936	$11.53594	287,813
01/01/2011 to 12/31/2011	$11.53594	$11.54580	278,077
01/01/2012 to 12/31/2012	$11.54580	$12.85936	311,349
01/01/2013 to 12/31/2013	$12.85936	$14.74391	412,087
01/01/2014 to 12/31/2014	$14.74391	$15.31972	385,167
01/01/2015 to 12/31/2015	$15.31972	$15.04035	372,678

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$11.03110	$12.25615	0
01/01/2007 to 12/31/2007	$12.25615	$11.59745	0
01/01/2008 to 12/31/2008	$11.59745	$6.61400	0
01/01/2009 to 12/31/2009	$6.61400	$8.03515	30,619
01/01/2010 to 12/31/2010	$8.03515	$8.92968	36,104
01/01/2011 to 12/31/2011	$8.92968	$8.61982	21,960
01/01/2012 to 12/31/2012	$8.61982	$9.91807	19,270
01/01/2013 to 12/31/2013	$9.91807	$12.62254	29,285
01/01/2014 to 12/31/2014	$12.62254	$13.31219	36,820
01/01/2015 to 10/16/2015	$13.31219	$12.32054	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.93997	$10.45186	0
01/01/2007 to 12/31/2007	$10.45186	$11.10054	0
01/01/2008 to 12/31/2008	$11.10054	$6.47415	1,670
01/01/2009 to 12/31/2009	$6.47415	$9.74439	17,808
01/01/2010 to 12/31/2010	$9.74439	$11.07477	26,220
01/01/2011 to 12/31/2011	$11.07477	$10.68434	18,277
01/01/2012 to 12/31/2012	$10.68434	$12.32839	23,771
01/01/2013 to 12/31/2013	$12.32839	$17.42511	53,822
01/01/2014 to 12/31/2014	$17.42511	$18.52728	58,609
01/01/2015 to 12/31/2015	$18.52728	$19.92422	71,627

AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$13.77422	$13.32198	0
01/01/2007 to 12/31/2007	$13.32198	$18.36788	0
01/01/2008 to 12/31/2008	$18.36788	$9.01490	1,265
01/01/2009 to 12/31/2009	$9.01490	$13.21257	15,189
01/01/2010 to 12/31/2010	$13.21257	$15.61837	17,006
01/01/2011 to 12/31/2011	$15.61837	$13.04089	11,386
01/01/2012 to 12/31/2012	$13.04089	$13.26007	10,344
01/01/2013 to 12/31/2013	$13.26007	$15.01427	8,162
01/01/2014 to 12/31/2014	$15.01427	$13.50228	6,011
01/01/2015 to 12/31/2015	$13.50228	$10.69926	4,550

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.55493	$9.83592	0
01/01/2007 to 12/31/2007	$9.83592	$10.58257	0
01/01/2008 to 12/31/2008	$10.58257	$10.13233	0
01/01/2009 to 12/31/2009	$10.13233	$11.14805	7,204
01/01/2010 to 12/31/2010	$11.14805	$11.56854	8,258
01/01/2011 to 12/31/2011	$11.56854	$11.82135	7,397
01/01/2012 to 12/31/2012	$11.82135	$12.20681	7,799
01/01/2013 to 12/31/2013	$12.20681	$11.52960	8,049
01/01/2014 to 12/31/2014	$11.52960	$11.37747	8,867
01/01/2015 to 12/31/2015	$11.37747	$10.64974	6,181

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$10.63747	$11.34830	0
01/01/2007 to 12/31/2007	$11.34830	$12.20009	0
01/01/2008 to 12/31/2008	$12.20009	$6.90477	5,883
01/01/2009 to 12/31/2009	$6.90477	$8.70257	23,967
01/01/2010 to 12/31/2010	$8.70257	$9.79034	15,158
01/01/2011 to 12/31/2011	$9.79034	$9.27604	14,045
01/01/2012 to 12/31/2012	$9.27604	$10.10482	15,657
01/01/2013 to 12/31/2013	$10.10482	$11.94966	31,767
01/01/2014 to 12/31/2014	$11.94966	$12.37239	36,497
01/01/2015 to 12/31/2015	$12.37239	$12.06497	31,339

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99845	$9.97679	0
01/01/2008 to 12/31/2008	$9.97679	$9.28052	0
01/01/2009 to 12/31/2009	$9.28052	$10.16667	52,562
01/01/2010 to 12/31/2010	$10.16667	$10.75520	63,085
01/01/2011 to 12/31/2011	$10.75520	$11.19085	53,550
01/01/2012 to 12/31/2012	$11.19085	$11.84431	48,593
01/01/2013 to 12/31/2013	$11.84431	$11.44990	54,766
01/01/2014 to 12/31/2014	$11.44990	$12.04510	53,476
01/01/2015 to 12/31/2015	$12.04510	$11.96664	46,351

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07805	$6.63306	21,666
01/01/2009 to 12/31/2009	$6.63306	$8.46640	264,331
01/01/2010 to 12/31/2010	$8.46640	$9.15945	380,177
01/01/2011 to 12/31/2011	$9.15945	$8.83880	261,590
01/01/2012 to 09/21/2012	$8.83880	$9.88665	0

*	Denotes the start date of these sub-accounts

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT 5 and Highest

Anniversary Value Death Benefit OR HD GRO 60 bps and HAV (2.00%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.39507	$10.97421	145,431
01/01/2007 to 12/31/2007	$10.97421	$11.74849	337,408
01/01/2008 to 12/31/2008	$11.74849	$7.85173	243,918
01/01/2009 to 12/31/2009	$7.85173	$9.57274	238,866
01/01/2010 to 12/31/2010	$9.57274	$10.50792	222,857
01/01/2011 to 12/31/2011	$10.50792	$10.02826	213,341
01/01/2012 to 12/31/2012	$10.02826	$11.06682	202,603
01/01/2013 to 12/31/2013	$11.06682	$11.93203	202,380
01/01/2014 to 12/31/2014	$11.93203	$12.14478	189,908
01/01/2015 to 12/31/2015	$12.14478	$11.52329	134,337

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$10.14523	$10.63315	988
01/01/2007 to 12/31/2007	$10.63315	$11.41460	16,538
01/01/2008 to 12/31/2008	$11.41460	$7.85527	10,342
01/01/2009 to 12/31/2009	$7.85527	$9.71908	12,060
01/01/2010 to 12/31/2010	$9.71908	$10.83459	14,583
01/01/2011 to 12/31/2011	$10.83459	$10.63439	14,781
01/01/2012 to 12/31/2012	$10.63439	$11.84857	14,270
01/01/2013 to 12/31/2013	$11.84857	$13.53958	13,481
01/01/2014 to 12/31/2014	$13.53958	$14.08485	13,196
01/01/2015 to 12/31/2015	$14.08485	$13.91948	12,097

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$10.71391	$11.80673	0
01/01/2007 to 12/31/2007	$11.80673	$11.56160	0
01/01/2008 to 12/31/2008	$11.56160	$7.39638	0
01/01/2009 to 12/31/2009	$7.39638	$8.54022	651
01/01/2010 to 12/31/2010	$8.54022	$9.53202	637
01/01/2011 to 12/31/2011	$9.53202	$9.67915	377
01/01/2012 to 05/04/2012	$9.67915	$10.50550	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.34548	$10.86648	43,012
01/01/2007 to 12/31/2007	$10.86648	$11.61914	49,522
01/01/2008 to 12/31/2008	$11.61914	$8.12177	57,040
01/01/2009 to 12/31/2009	$8.12177	$9.81762	99,800
01/01/2010 to 12/31/2010	$9.81762	$10.81044	93,285
01/01/2011 to 12/31/2011	$10.81044	$10.46997	86,131
01/01/2012 to 12/31/2012	$10.46997	$11.54487	72,688
01/01/2013 to 12/31/2013	$11.54487	$13.31596	51,738
01/01/2014 to 12/31/2014	$13.31596	$13.90632	54,901
01/01/2015 to 12/31/2015	$13.90632	$13.69850	56,787

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99783	$9.14700	15,796
01/01/2012 to 12/31/2012	$9.14700	$10.03408	15,672
01/01/2013 to 12/31/2013	$10.03408	$10.90494	15,343
01/01/2014 to 12/31/2014	$10.90494	$11.21444	15,039
01/01/2015 to 12/31/2015	$11.21444	$10.66453	8,734

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99837	$10.47749	0
01/01/2014 to 12/31/2014	$10.47749	$10.63953	0
01/01/2015 to 12/31/2015	$10.63953	$10.45938	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$10.03889	$10.20929	0
01/01/2007 to 12/31/2007	$10.20929	$10.68853	0
01/01/2008 to 12/31/2008	$10.68853	$10.59575	0
01/01/2009 to 12/31/2009	$10.59575	$11.45066	0
01/01/2010 to 12/31/2010	$11.45066	$11.66376	358
01/01/2011 to 12/31/2011	$11.66376	$11.69252	235
01/01/2012 to 12/31/2012	$11.69252	$12.00101	338
01/01/2013 to 12/31/2013	$12.00101	$11.50979	175
01/01/2014 to 12/31/2014	$11.50979	$11.27327	395
01/01/2015 to 12/31/2015	$11.27327	$11.10562	269

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97103	$10.28172	0
01/01/2007 to 12/31/2007	$10.28172	$10.91649	0
01/01/2008 to 12/31/2008	$10.91649	$10.46055	0
01/01/2009 to 12/31/2009	$10.46055	$11.95037	0
01/01/2010 to 12/31/2010	$11.95037	$12.62027	0
01/01/2011 to 12/31/2011	$12.62027	$12.76640	0
01/01/2012 to 12/31/2012	$12.76640	$13.68232	0
01/01/2013 to 12/31/2013	$13.68232	$13.16753	0
01/01/2014 to 12/31/2014	$13.16753	$13.45558	0
01/01/2015 to 12/31/2015	$13.45558	$12.91358	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99891	$9.36266	0
01/01/2010 to 12/31/2010	$9.36266	$10.14987	0
01/01/2011 to 12/31/2011	$10.14987	$10.91038	0
01/01/2012 to 12/31/2012	$10.91038	$11.14161	0
01/01/2013 to 12/31/2013	$11.14161	$10.84804	0
01/01/2014 to 12/31/2014	$10.84804	$10.68438	0
01/01/2015 to 12/31/2015	$10.68438	$10.45077	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99838	$12.01642	0
01/01/2009 to 12/31/2009	$12.01642	$11.06804	0
01/01/2010 to 12/31/2010	$11.06804	$12.06476	0
01/01/2011 to 12/31/2011	$12.06476	$13.43484	0
01/01/2012 to 12/31/2012	$13.43484	$13.92390	0
01/01/2013 to 12/31/2013	$13.92390	$13.22183	0
01/01/2014 to 12/31/2014	$13.22183	$13.30767	0
01/01/2015 to 12/31/2015	$13.30767	$13.15249	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99838	$12.08513	0
01/01/2009 to 12/31/2009	$12.08513	$10.93579	0
01/01/2010 to 12/31/2010	$10.93579	$11.93948	0
01/01/2011 to 12/31/2011	$11.93948	$13.57548	0
01/01/2012 to 12/31/2012	$13.57548	$14.08871	0
01/01/2013 to 12/31/2013	$14.08871	$13.14508	0
01/01/2014 to 12/31/2014	$13.14508	$13.43680	0
01/01/2015 to 12/31/2015	$13.43680	$13.31437	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99891	$8.77441	0
01/01/2010 to 12/31/2010	$8.77441	$9.62130	1,563
01/01/2011 to 12/31/2011	$9.62130	$11.19462	0
01/01/2012 to 12/31/2012	$11.19462	$11.66835	0
01/01/2013 to 12/31/2013	$11.66835	$10.69415	0
01/01/2014 to 12/31/2014	$10.69415	$11.13020	0
01/01/2015 to 12/31/2015	$11.13020	$11.07850	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99783	$10.99032	0
01/01/2011 to 12/31/2011	$10.99032	$12.96252	3,939
01/01/2012 to 12/31/2012	$12.96252	$13.57145	0
01/01/2013 to 12/31/2013	$13.57145	$12.37384	0
01/01/2014 to 12/31/2014	$12.37384	$13.06296	0
01/01/2015 to 12/31/2015	$13.06296	$13.03513	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99837	$12.00089	0
01/01/2012 to 12/31/2012	$12.00089	$12.45321	0
01/01/2013 to 12/31/2013	$12.45321	$11.01920	0
01/01/2014 to 12/31/2014	$11.01920	$11.92330	0
01/01/2015 to 12/31/2015	$11.92330	$11.93455	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99784	$10.38193	4,119
01/01/2013 to 12/31/2013	$10.38193	$9.14025	7,162
01/01/2014 to 12/31/2014	$9.14025	$10.09182	4,697
01/01/2015 to 12/31/2015	$10.09182	$10.16182	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99891	$8.73519	0
01/01/2014 to 12/31/2014	$8.73519	$9.81343	0
01/01/2015 to 12/31/2015	$9.81343	$9.89422	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99891	$11.28431	0
01/01/2015 to 12/31/2015	$11.28431	$11.28409	5,802

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99891	$9.92148	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14514	$10.29615	0
01/01/2010 to 12/31/2010	$10.29615	$11.47968	0
01/01/2011 to 12/31/2011	$11.47968	$10.59405	0
01/01/2012 to 12/31/2012	$10.59405	$11.76047	0
01/01/2013 to 12/31/2013	$11.76047	$15.15374	0
01/01/2014 to 12/31/2014	$15.15374	$16.38173	0
01/01/2015 to 12/31/2015	$16.38173	$15.29519	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.51414	$11.15035	128,777
01/01/2007 to 12/31/2007	$11.15035	$11.99410	115,410
01/01/2008 to 12/31/2008	$11.99410	$7.65036	74,751
01/01/2009 to 12/31/2009	$7.65036	$9.40019	74,893
01/01/2010 to 12/31/2010	$9.40019	$10.44844	78,216
01/01/2011 to 12/31/2011	$10.44844	$9.99527	62,274
01/01/2012 to 12/31/2012	$9.99527	$11.14375	62,991
01/01/2013 to 12/31/2013	$11.14375	$13.40316	68,620
01/01/2014 to 12/31/2014	$13.40316	$14.05954	66,138
01/01/2015 to 12/31/2015	$14.05954	$13.85730	52,036

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99837	$11.63153	0
01/01/2014 to 12/31/2014	$11.63153	$12.95539	0
01/01/2015 to 12/31/2015	$12.95539	$12.24764	0

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$13.13532	$16.06675	0
01/01/2007 to 12/31/2007	$16.06675	$12.60975	0
01/01/2008 to 12/31/2008	$12.60975	$8.02896	0
01/01/2009 to 12/31/2009	$8.02896	$10.38472	0
01/01/2010 to 12/31/2010	$10.38472	$13.10236	0
01/01/2011 to 12/31/2011	$13.10236	$13.69242	0
01/01/2012 to 12/31/2012	$13.69242	$15.48378	0
01/01/2013 to 12/31/2013	$15.48378	$15.65571	0
01/01/2014 to 12/31/2014	$15.65571	$20.09379	0
01/01/2015 to 12/31/2015	$20.09379	$20.65406	0

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.24045	$11.74897	0
01/01/2007 to 12/31/2007	$11.74897	$9.47088	0
01/01/2008 to 07/18/2008	$9.47088	$8.66249	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99837	$9.66843	0
01/01/2014 to 12/31/2014	$9.66843	$9.96248	0
01/01/2015 to 12/31/2015	$9.96248	$9.75760	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10352	$7.49088	0
01/01/2009 to 12/31/2009	$7.49088	$8.90312	0
01/01/2010 to 12/31/2010	$8.90312	$9.89157	0
01/01/2011 to 12/31/2011	$9.89157	$9.45811	0
01/01/2012 to 12/31/2012	$9.45811	$10.53678	0
01/01/2013 to 12/31/2013	$10.53678	$12.31616	0
01/01/2014 to 12/31/2014	$12.31616	$12.76514	0
01/01/2015 to 10/16/2015	$12.76514	$12.70181	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$10.04545	$10.55436	518
01/01/2007 to 12/31/2007	$10.55436	$11.23166	4,861
01/01/2008 to 12/31/2008	$11.23166	$7.21381	5,666
01/01/2009 to 12/31/2009	$7.21381	$8.75917	6,348
01/01/2010 to 12/31/2010	$8.75917	$9.82091	6,519
01/01/2011 to 12/31/2011	$9.82091	$9.48371	2,763
01/01/2012 to 12/31/2012	$9.48371	$10.28626	2,926
01/01/2013 to 12/31/2013	$10.28626	$11.57315	3,307
01/01/2014 to 12/31/2014	$11.57315	$11.70382	3,207
01/01/2015 to 12/31/2015	$11.70382	$11.58796	2,964

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99838	$7.46235	0
01/01/2009 to 11/13/2009	$7.46235	$8.32337	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99838	$10.72518	0
01/01/2013 to 12/31/2013	$10.72518	$13.08809	0
01/01/2014 to 12/31/2014	$13.08809	$13.23926	0
01/01/2015 to 10/16/2015	$13.23926	$12.65388	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99837	$10.79329	0
01/01/2014 to 12/31/2014	$10.79329	$10.85243	0
01/01/2015 to 10/16/2015	$10.85243	$10.33295	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17506	$6.10468	0
01/01/2009 to 12/31/2009	$6.10468	$8.08576	436
01/01/2010 to 12/31/2010	$8.08576	$9.52851	175
01/01/2011 to 12/31/2011	$9.52851	$8.87118	25
01/01/2012 to 12/31/2012	$8.87118	$11.02821	17
01/01/2013 to 12/31/2013	$11.02821	$11.28195	0
01/01/2014 to 12/31/2014	$11.28195	$12.60075	0
01/01/2015 to 12/31/2015	$12.60075	$12.34260	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$11.23457	$11.57079	0
01/01/2007 to 12/31/2007	$11.57079	$12.92987	0
01/01/2008 to 12/31/2008	$12.92987	$7.57143	0
01/01/2009 to 12/31/2009	$7.57143	$11.08988	520
01/01/2010 to 12/31/2010	$11.08988	$11.99104	506
01/01/2011 to 12/31/2011	$11.99104	$11.29110	310
01/01/2012 to 12/31/2012	$11.29110	$13.25718	416
01/01/2013 to 12/31/2013	$13.25718	$16.86244	170
01/01/2014 to 02/07/2014	$16.86244	$16.58333	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.64625	$11.77136	0
01/01/2007 to 12/31/2007	$11.77136	$12.13101	0
01/01/2008 to 12/31/2008	$12.13101	$7.05356	0
01/01/2009 to 12/31/2009	$7.05356	$8.24220	0
01/01/2010 to 12/31/2010	$8.24220	$9.12197	0
01/01/2011 to 12/31/2011	$9.12197	$8.44979	0
01/01/2012 to 12/31/2012	$8.44979	$9.91302	0
01/01/2013 to 12/31/2013	$9.91302	$12.97859	0
01/01/2014 to 12/31/2014	$12.97859	$14.39506	0
01/01/2015 to 12/31/2015	$14.39506	$13.46060	258

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.11533	$10.99262	0
01/01/2007 to 12/31/2007	$10.99262	$12.86093	0
01/01/2008 to 12/31/2008	$12.86093	$7.46504	0
01/01/2009 to 12/31/2009	$7.46504	$11.49714	437
01/01/2010 to 12/31/2010	$11.49714	$13.50650	350
01/01/2011 to 12/31/2011	$13.50650	$12.84773	215
01/01/2012 to 12/31/2012	$12.84773	$15.06598	289
01/01/2013 to 12/31/2013	$15.06598	$19.52547	112
01/01/2014 to 12/31/2014	$19.52547	$21.34921	229
01/01/2015 to 12/31/2015	$21.34921	$19.74053	143

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08919	$7.59959	2,526
01/01/2009 to 12/31/2009	$7.59959	$9.19270	2,886
01/01/2010 to 12/31/2010	$9.19270	$10.05774	2,886
01/01/2011 to 12/31/2011	$10.05774	$9.81078	0
01/01/2012 to 12/31/2012	$9.81078	$10.59247	0
01/01/2013 to 12/31/2013	$10.59247	$11.40471	0
01/01/2014 to 12/31/2014	$11.40471	$11.63291	0
01/01/2015 to 12/31/2015	$11.63291	$11.30102	0

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03326	$7.62852	0
01/01/2009 to 12/31/2009	$7.62852	$9.48684	0
01/01/2010 to 12/31/2010	$9.48684	$11.79052	0
01/01/2011 to 12/31/2011	$11.79052	$11.71022	0
01/01/2012 to 12/31/2012	$11.71022	$13.28156	0
01/01/2013 to 12/31/2013	$13.28156	$18.07502	0
01/01/2014 to 12/31/2014	$18.07502	$18.99611	0
01/01/2015 to 12/31/2015	$18.99611	$17.60031	0

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.53987	$12.75305	0
01/01/2007 to 12/31/2007	$12.75305	$12.64902	0
01/01/2008 to 12/31/2008	$12.64902	$7.77505	0
01/01/2009 to 12/31/2009	$7.77505	$9.01434	0
01/01/2010 to 12/31/2010	$9.01434	$9.93724	0
01/01/2011 to 12/31/2011	$9.93724	$9.69471	0
01/01/2012 to 12/31/2012	$9.69471	$10.77810	0
01/01/2013 to 12/31/2013	$10.77810	$14.22606	0
01/01/2014 to 12/31/2014	$14.22606	$14.16445	0
01/01/2015 to 12/31/2015	$14.16445	$13.04459	0

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$10.08544	$10.63693	0
01/01/2007 to 12/31/2007	$10.63693	$10.68590	0
01/01/2008 to 12/31/2008	$10.68590	$7.80022	0
01/01/2009 to 12/31/2009	$7.80022	$10.36610	0
01/01/2010 to 12/31/2010	$10.36610	$11.53495	0
01/01/2011 to 12/31/2011	$11.53495	$11.66806	0
01/01/2012 to 12/31/2012	$11.66806	$13.02596	0
01/01/2013 to 12/31/2013	$13.02596	$13.68754	0
01/01/2014 to 12/31/2014	$13.68754	$13.76235	0
01/01/2015 to 12/31/2015	$13.76235	$13.01159	0

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99189	$10.58416	0
01/01/2007 to 12/31/2007	$10.58416	$12.35238	0
01/01/2008 to 12/31/2008	$12.35238	$6.02671	0
01/01/2009 to 12/31/2009	$6.02671	$7.99362	0
01/01/2010 to 12/31/2010	$7.99362	$8.97315	0
01/01/2011 to 12/31/2011	$8.97315	$7.66043	0
01/01/2012 to 12/31/2012	$7.66043	$9.03951	0
01/01/2013 to 12/31/2013	$9.03951	$10.55122	0
01/01/2014 to 12/31/2014	$10.55122	$9.77282	0
01/01/2015 to 12/31/2015	$9.77282	$9.88283	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01004	$10.84662	0
01/01/2007 to 12/31/2007	$10.84662	$12.52596	0
01/01/2008 to 12/31/2008	$12.52596	$6.87641	0
01/01/2009 to 12/31/2009	$6.87641	$8.79761	0
01/01/2010 to 12/31/2010	$8.79761	$9.58113	0
01/01/2011 to 12/31/2011	$9.58113	$8.21462	0
01/01/2012 to 12/31/2012	$8.21462	$9.39636	0
01/01/2013 to 12/31/2013	$9.39636	$11.00543	0
01/01/2014 to 12/31/2014	$11.00543	$10.06627	0
01/01/2015 to 12/31/2015	$10.06627	$9.94954	0

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99838	$10.70083	0
01/01/2009 to 12/31/2009	$10.70083	$11.67692	0
01/01/2010 to 12/31/2010	$11.67692	$12.68549	0
01/01/2011 to 12/31/2011	$12.68549	$13.98483	0
01/01/2012 to 12/31/2012	$13.98483	$14.99920	0
01/01/2013 to 12/31/2013	$14.99920	$14.23708	0
01/01/2014 to 12/31/2014	$14.23708	$14.89713	0
01/01/2015 to 12/31/2015	$14.89713	$14.77639	0

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11170	$7.12455	0
01/01/2009 to 12/31/2009	$7.12455	$8.84741	0
01/01/2010 to 12/31/2010	$8.84741	$9.87243	0
01/01/2011 to 12/31/2011	$9.87243	$9.62404	0
01/01/2012 to 12/31/2012	$9.62404	$10.71671	0
01/01/2013 to 12/31/2013	$10.71671	$12.21717	0
01/01/2014 to 12/31/2014	$12.21717	$12.73989	0
01/01/2015 to 12/31/2015	$12.73989	$12.35920	0

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$12.10914	$12.79052	0
01/01/2007 to 12/31/2007	$12.79052	$13.72201	0
01/01/2008 to 12/31/2008	$13.72201	$7.88578	0
01/01/2009 to 12/31/2009	$7.88578	$10.50517	0
01/01/2010 to 12/31/2010	$10.50517	$11.03780	0
01/01/2011 to 12/31/2011	$11.03780	$9.83134	0
01/01/2012 to 12/31/2012	$9.83134	$11.74996	0
01/01/2013 to 12/31/2013	$11.74996	$13.28916	0
01/01/2014 to 12/31/2014	$13.28916	$12.19916	0
01/01/2015 to 12/31/2015	$12.19916	$11.62558	0

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$10.93985	$11.54409	0
01/01/2007 to 12/31/2007	$11.54409	$11.53629	243
01/01/2008 to 12/31/2008	$11.53629	$9.31756	4,381
01/01/2009 to 12/31/2009	$9.31756	$11.14647	4,959
01/01/2010 to 12/31/2010	$11.14647	$11.72786	5,951
01/01/2011 to 12/31/2011	$11.72786	$11.52499	3,605
01/01/2012 to 12/31/2012	$11.52499	$12.50989	3,690
01/01/2013 to 12/31/2013	$12.50989	$13.61768	3,101
01/01/2014 to 12/31/2014	$13.61768	$14.07806	3,033
01/01/2015 to 12/31/2015	$14.07806	$13.77683	2,481

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08376	$10.28632	0
01/01/2010 to 12/31/2010	$10.28632	$11.22592	0
01/01/2011 to 12/31/2011	$11.22592	$11.07902	0
01/01/2012 to 12/31/2012	$11.07902	$12.51096	0
01/01/2013 to 12/31/2013	$12.51096	$16.74199	0
01/01/2014 to 12/31/2014	$16.74199	$17.97368	0
01/01/2015 to 12/31/2015	$17.97368	$19.49526	0

AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.07993	$12.22726	0
01/01/2007 to 12/31/2007	$12.22726	$11.62816	0
01/01/2008 to 12/31/2008	$11.62816	$6.66999	0
01/01/2009 to 12/31/2009	$6.66999	$7.81007	0
01/01/2010 to 12/31/2010	$7.81007	$8.66458	0
01/01/2011 to 12/31/2011	$8.66458	$8.13952	0
01/01/2012 to 12/31/2012	$8.13952	$9.32719	0
01/01/2013 to 12/31/2013	$9.32719	$12.78940	0
01/01/2014 to 12/31/2014	$12.78940	$14.26226	0
01/01/2015 to 12/31/2015	$14.26226	$12.88685	0

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.15276	$11.43214	0
01/01/2007 to 12/31/2007	$11.43214	$12.88395	0
01/01/2008 to 12/31/2008	$12.88395	$7.11622	0
01/01/2009 to 12/31/2009	$7.11622	$9.05285	0
01/01/2010 to 12/31/2010	$9.05285	$10.62849	544
01/01/2011 to 12/31/2011	$10.62849	$10.32516	315
01/01/2012 to 12/31/2012	$10.32516	$11.36411	436
01/01/2013 to 12/31/2013	$11.36411	$15.22043	177
01/01/2014 to 12/31/2014	$15.22043	$16.50219	739
01/01/2015 to 12/31/2015	$16.50219	$17.80805	433

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$10.21082	$10.68176	0
01/01/2007 to 12/31/2007	$10.68176	$11.10865	0
01/01/2008 to 12/31/2008	$11.10865	$8.35835	0
01/01/2009 to 12/31/2009	$8.35835	$11.03009	962
01/01/2010 to 12/31/2010	$11.03009	$12.26448	386
01/01/2011 to 12/31/2011	$12.26448	$13.24736	56
01/01/2012 to 12/31/2012	$13.24736	$13.75731	38
01/01/2013 to 12/31/2013	$13.75731	$13.21768	0
01/01/2014 to 12/31/2014	$13.21768	$13.78643	0
01/01/2015 to 12/31/2015	$13.78643	$13.43713	0

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$11.44442	$12.73424	0
01/01/2007 to 12/31/2007	$12.73424	$13.65679	0
01/01/2008 to 12/31/2008	$13.65679	$8.83785	0
01/01/2009 to 12/31/2009	$8.83785	$11.39455	0
01/01/2010 to 12/31/2010	$11.39455	$12.51694	0
01/01/2011 to 12/31/2011	$12.51694	$11.88737	0
01/01/2012 to 12/31/2012	$11.88737	$14.34349	0
01/01/2013 to 12/31/2013	$14.34349	$17.94830	0
01/01/2014 to 12/31/2014	$17.94830	$18.23517	0
01/01/2015 to 12/31/2015	$18.23517	$17.61561	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$11.05617	$11.53646	0
01/01/2007 to 12/31/2007	$11.53646	$13.01784	0
01/01/2008 to 12/31/2008	$13.01784	$8.12919	0
01/01/2009 to 12/31/2009	$8.12919	$9.90685	0
01/01/2010 to 12/31/2010	$9.90685	$10.95423	0
01/01/2011 to 12/31/2011	$10.95423	$10.67597	0
01/01/2012 to 12/31/2012	$10.67597	$12.25442	0
01/01/2013 to 12/31/2013	$12.25442	$16.42420	0
01/01/2014 to 12/31/2014	$16.42420	$17.50473	0
01/01/2015 to 12/31/2015	$17.50473	$18.40205	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99838	$10.18480	0
01/01/2013 to 12/31/2013	$10.18480	$13.43053	0
01/01/2014 to 12/31/2014	$13.43053	$14.51254	0
01/01/2015 to 12/31/2015	$14.51254	$14.12496	0

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.05873	$11.56440	0
01/01/2007 to 12/31/2007	$11.56440	$11.64848	0
01/01/2008 to 12/31/2008	$11.64848	$7.06599	0
01/01/2009 to 12/31/2009	$7.06599	$9.62124	0
01/01/2010 to 12/31/2010	$9.62124	$11.65953	0
01/01/2011 to 12/31/2011	$11.65953	$11.03672	0
01/01/2012 to 12/31/2012	$11.03672	$12.81203	0
01/01/2013 to 12/31/2013	$12.81203	$16.63249	0
01/01/2014 to 12/31/2014	$16.63249	$18.74732	0
01/01/2015 to 12/31/2015	$18.74732	$17.16504	0

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99955	$10.18783	0
01/01/2007 to 12/31/2007	$10.18783	$10.47687	0
01/01/2008 to 12/31/2008	$10.47687	$10.52918	0
01/01/2009 to 12/31/2009	$10.52918	$10.34785	0
01/01/2010 to 12/31/2010	$10.34785	$10.14728	0
01/01/2011 to 12/31/2011	$10.14728	$9.95080	0
01/01/2012 to 12/31/2012	$9.95080	$9.75612	0
01/01/2013 to 12/31/2013	$9.75612	$9.56479	0
01/01/2014 to 12/31/2014	$9.56479	$9.37722	0
01/01/2015 to 12/31/2015	$9.37722	$9.19333	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.66544	$11.78698	0
01/01/2007 to 12/31/2007	$11.78698	$11.92093	0
01/01/2008 to 12/31/2008	$11.92093	$6.74815	0
01/01/2009 to 12/31/2009	$6.74815	$9.30482	528
01/01/2010 to 12/31/2010	$9.30482	$11.26042	426
01/01/2011 to 12/31/2011	$11.26042	$10.76561	256
01/01/2012 to 12/31/2012	$10.76561	$12.36201	353
01/01/2013 to 12/31/2013	$12.36201	$17.21092	128
01/01/2014 to 12/31/2014	$17.21092	$19.27797	251
01/01/2015 to 12/31/2015	$19.27797	$17.83449	158

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02828	$10.06526	0
01/01/2012 to 12/31/2012	$10.06526	$10.34839	0
01/01/2013 to 12/31/2013	$10.34839	$9.85789	0
01/01/2014 to 12/31/2014	$9.85789	$10.16237	0
01/01/2015 to 10/16/2015	$10.16237	$10.10958	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$12.37076	$12.64173	0
01/01/2007 to 12/31/2007	$12.64173	$15.14430	0
01/01/2008 to 12/31/2008	$15.14430	$8.43558	0
01/01/2009 to 12/31/2009	$8.43558	$10.73369	0
01/01/2010 to 12/31/2010	$10.73369	$13.54107	0
01/01/2011 to 12/31/2011	$13.54107	$13.49978	0
01/01/2012 to 12/31/2012	$13.49978	$14.87354	0
01/01/2013 to 12/31/2013	$14.87354	$19.33726	0
01/01/2014 to 12/31/2014	$19.33726	$20.46318	0
01/01/2015 to 10/16/2015	$20.46318	$20.93129	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.50804	$10.86446	0
01/01/2007 to 12/31/2007	$10.86446	$12.64347	0
01/01/2008 to 12/31/2008	$12.64347	$7.12239	0
01/01/2009 to 12/31/2009	$7.12239	$8.55827	0
01/01/2010 to 12/31/2010	$8.55827	$10.09108	0
01/01/2011 to 04/29/2011	$10.09108	$11.30707	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99838	$10.30158	537
01/01/2013 to 12/31/2013	$10.30158	$12.00993	230
01/01/2014 to 12/31/2014	$12.00993	$12.37947	481
01/01/2015 to 12/31/2015	$12.37947	$11.98603	318

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10112	$5.56591	0
01/01/2009 to 12/31/2009	$5.56591	$9.08638	975
01/01/2010 to 12/31/2010	$9.08638	$10.89213	391
01/01/2011 to 12/31/2011	$10.89213	$8.51405	57
01/01/2012 to 12/31/2012	$8.51405	$9.84347	38
01/01/2013 to 12/31/2013	$9.84347	$9.67202	0
01/01/2014 to 12/31/2014	$9.67202	$9.03829	0
01/01/2015 to 12/31/2015	$9.03829	$7.37877	0

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.19670	$10.62171	10,571
01/01/2007 to 12/31/2007	$10.62171	$11.32027	23,473
01/01/2008 to 12/31/2008	$11.32027	$8.93562	36,986
01/01/2009 to 12/31/2009	$8.93562	$10.51580	36,754
01/01/2010 to 12/31/2010	$10.51580	$11.39953	35,414
01/01/2011 to 12/31/2011	$11.39953	$11.28767	47,995
01/01/2012 to 12/31/2012	$11.28767	$12.21401	36,181
01/01/2013 to 12/31/2013	$12.21401	$13.07757	35,395
01/01/2014 to 12/31/2014	$13.07757	$13.56155	34,330
01/01/2015 to 12/31/2015	$13.56155	$13.31474	18,043

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01829	$10.06516	0
01/01/2012 to 12/31/2012	$10.06516	$10.56916	0
01/01/2013 to 12/31/2013	$10.56916	$10.12224	0
01/01/2014 to 12/31/2014	$10.12224	$10.52520	0
01/01/2015 to 12/31/2015	$10.52520	$10.29116	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$10.16515	$10.45581	487
01/01/2007 to 12/31/2007	$10.45581	$11.42010	7,282
01/01/2008 to 12/31/2008	$11.42010	$6.63806	4,342
01/01/2009 to 12/31/2009	$6.63806	$8.19841	4,941
01/01/2010 to 12/31/2010	$8.19841	$9.56644	6,660
01/01/2011 to 12/31/2011	$9.56644	$8.79623	3,340
01/01/2012 to 12/31/2012	$8.79623	$9.73774	4,090
01/01/2013 to 12/31/2013	$9.73774	$11.17223	3,641
01/01/2014 to 12/31/2014	$11.17223	$11.96055	3,987
01/01/2015 to 12/31/2015	$11.96055	$11.65412	7,920

AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$10.64027	$11.45078	0
01/01/2007 to 12/31/2007	$11.45078	$11.45877	0
01/01/2008 to 12/31/2008	$11.45877	$6.88447	0
01/01/2009 to 12/31/2009	$6.88447	$8.22238	0
01/01/2010 to 12/31/2010	$8.22238	$9.27431	0
01/01/2011 to 12/31/2011	$9.27431	$9.40705	0
01/01/2012 to 12/31/2012	$9.40705	$10.95646	0
01/01/2013 to 12/31/2013	$10.95646	$14.22503	0
01/01/2014 to 12/31/2014	$14.22503	$16.34662	0
01/01/2015 to 12/31/2015	$16.34662	$16.51953	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99837	$8.88098	0
01/01/2012 to 12/31/2012	$8.88098	$9.85218	0
01/01/2013 to 12/31/2013	$9.85218	$11.82239	0
01/01/2014 to 12/31/2014	$11.82239	$12.34402	0
01/01/2015 to 12/31/2015	$12.34402	$12.12017	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08101	$7.33101	0
01/01/2009 to 12/31/2009	$7.33101	$8.86828	0
01/01/2010 to 12/31/2010	$8.86828	$9.73060	0
01/01/2011 to 12/31/2011	$9.73060	$9.36678	1,742
01/01/2012 to 12/31/2012	$9.36678	$10.12706	1,742
01/01/2013 to 12/31/2013	$10.12706	$11.16345	1,742
01/01/2014 to 12/31/2014	$11.16345	$11.50703	1,742
01/01/2015 to 12/31/2015	$11.50703	$11.26269	1,742

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09919	$6.68342	0
01/01/2009 to 12/31/2009	$6.68342	$8.31169	0
01/01/2010 to 12/31/2010	$8.31169	$9.31755	0
01/01/2011 to 12/31/2011	$9.31755	$8.91687	0
01/01/2012 to 12/31/2012	$8.91687	$10.13196	0
01/01/2013 to 12/31/2013	$10.13196	$11.72716	0
01/01/2014 to 12/31/2014	$11.72716	$12.12172	0
01/01/2015 to 12/31/2015	$12.12172	$11.81951	0

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$10.46891	$11.06202	0
01/01/2007 to 12/31/2007	$11.06202	$11.81124	0
01/01/2008 to 12/31/2008	$11.81124	$8.08343	2,447
01/01/2009 to 12/31/2009	$8.08343	$10.09749	1,763
01/01/2010 to 12/31/2010	$10.09749	$11.06899	4,159
01/01/2011 to 12/31/2011	$11.06899	$10.48542	2,629
01/01/2012 to 12/31/2012	$10.48542	$11.42439	1,967
01/01/2013 to 12/31/2013	$11.42439	$12.81333	519
01/01/2014 to 12/31/2014	$12.81333	$12.94343	489
01/01/2015 to 10/16/2015	$12.94343	$12.55790	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$12.18344	$12.09814	0
01/01/2007 to 12/31/2007	$12.09814	$13.18937	0
01/01/2008 to 12/31/2008	$13.18937	$7.22906	0
01/01/2009 to 12/31/2009	$7.22906	$9.40232	514
01/01/2010 to 12/31/2010	$9.40232	$12.21815	409
01/01/2011 to 12/31/2011	$12.21815	$10.40817	252
01/01/2012 to 12/31/2012	$10.40817	$12.25201	349
01/01/2013 to 12/31/2013	$12.25201	$16.91414	134
01/01/2014 to 12/31/2014	$16.91414	$17.40177	277
01/01/2015 to 12/31/2015	$17.40177	$17.28813	160

AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90486	$9.89252	0
01/01/2007 to 12/31/2007	$9.89252	$10.39092	0
01/01/2008 to 12/31/2008	$10.39092	$6.62159	0
01/01/2009 to 12/31/2009	$6.62159	$8.69297	0
01/01/2010 to 12/31/2010	$8.69297	$11.62640	0
01/01/2011 to 12/31/2011	$11.62640	$11.28700	0
01/01/2012 to 12/31/2012	$11.28700	$12.41265	0
01/01/2013 to 12/31/2013	$12.41265	$16.44967	0
01/01/2014 to 12/31/2014	$16.44967	$16.74306	0
01/01/2015 to 12/31/2015	$16.74306	$16.54363	0

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.95952	$12.49653	0
01/01/2007 to 12/31/2007	$12.49653	$11.56307	0
01/01/2008 to 12/31/2008	$11.56307	$7.96731	0
01/01/2009 to 12/31/2009	$7.96731	$9.92002	490
01/01/2010 to 12/31/2010	$9.92002	$12.25369	398
01/01/2011 to 12/31/2011	$12.25369	$11.29575	242
01/01/2012 to 12/31/2012	$11.29575	$13.08511	334
01/01/2013 to 12/31/2013	$13.08511	$17.62661	125
01/01/2014 to 12/31/2014	$17.62661	$18.19129	264
01/01/2015 to 12/31/2015	$18.19129	$17.06585	171

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.70312	$11.38999	0
01/01/2007 to 12/31/2007	$11.38999	$11.87148	23,402
01/01/2008 to 12/31/2008	$11.87148	$8.61898	6,418
01/01/2009 to 12/31/2009	$8.61898	$10.48975	9,574
01/01/2010 to 12/31/2010	$10.48975	$11.47036	11,843
01/01/2011 to 12/31/2011	$11.47036	$11.46887	10,666
01/01/2012 to 12/31/2012	$11.46887	$12.76116	13,587
01/01/2013 to 12/31/2013	$12.76116	$14.61687	20,287
01/01/2014 to 12/31/2014	$14.61687	$15.17293	22,131
01/01/2015 to 12/31/2015	$15.17293	$14.88160	23,361

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$11.01876	$12.23446	0
01/01/2007 to 12/31/2007	$12.23446	$11.56559	0
01/01/2008 to 12/31/2008	$11.56559	$6.58939	0
01/01/2009 to 12/31/2009	$6.58939	$7.99756	689
01/01/2010 to 12/31/2010	$7.99756	$8.87911	627
01/01/2011 to 12/31/2011	$8.87911	$8.56256	392
01/01/2012 to 12/31/2012	$8.56256	$9.84254	520
01/01/2013 to 12/31/2013	$9.84254	$12.51408	208
01/01/2014 to 12/31/2014	$12.51408	$13.18480	426
01/01/2015 to 10/16/2015	$13.18480	$12.19311	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.93989	$10.44494	0
01/01/2007 to 12/31/2007	$10.44494	$11.08230	0
01/01/2008 to 12/31/2008	$11.08230	$6.45716	0
01/01/2009 to 12/31/2009	$6.45716	$9.70941	591
01/01/2010 to 12/31/2010	$9.70941	$11.02414	237
01/01/2011 to 12/31/2011	$11.02414	$10.62508	34
01/01/2012 to 12/31/2012	$10.62508	$12.24799	23
01/01/2013 to 12/31/2013	$12.24799	$17.29463	0
01/01/2014 to 12/31/2014	$17.29463	$18.37052	0
01/01/2015 to 12/31/2015	$18.37052	$19.73636	0

AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$13.75887	$13.29851	0
01/01/2007 to 12/31/2007	$13.29851	$18.31759	0
01/01/2008 to 12/31/2008	$18.31759	$8.98133	0
01/01/2009 to 12/31/2009	$8.98133	$13.15053	359
01/01/2010 to 12/31/2010	$13.15053	$15.52981	144
01/01/2011 to 12/31/2011	$15.52981	$12.95425	21
01/01/2012 to 12/31/2012	$12.95425	$13.15910	14
01/01/2013 to 12/31/2013	$13.15910	$14.88539	0
01/01/2014 to 12/31/2014	$14.88539	$13.37329	0
01/01/2015 to 12/31/2015	$13.37329	$10.58666	0

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.54430	$9.81863	0
01/01/2007 to 12/31/2007	$9.81863	$10.55353	0
01/01/2008 to 12/31/2008	$10.55353	$10.09452	0
01/01/2009 to 12/31/2009	$10.09452	$11.09557	0
01/01/2010 to 12/31/2010	$11.09557	$11.50292	0
01/01/2011 to 12/31/2011	$11.50292	$11.74276	0
01/01/2012 to 12/31/2012	$11.74276	$12.11361	0
01/01/2013 to 12/31/2013	$12.11361	$11.43039	0
01/01/2014 to 12/31/2014	$11.43039	$11.26871	0
01/01/2015 to 12/31/2015	$11.26871	$10.53756	0

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$10.63310	$11.33625	0
01/01/2007 to 12/31/2007	$11.33625	$12.17518	0
01/01/2008 to 12/31/2008	$12.17518	$6.88390	0
01/01/2009 to 12/31/2009	$6.88390	$8.66769	0
01/01/2010 to 12/31/2010	$8.66769	$9.74160	0
01/01/2011 to 12/31/2011	$9.74160	$9.22075	0
01/01/2012 to 12/31/2012	$9.22075	$10.03476	0
01/01/2013 to 12/31/2013	$10.03476	$11.85510	0
01/01/2014 to 12/31/2014	$11.85510	$12.26244	0
01/01/2015 to 12/31/2015	$12.26244	$11.94590	0

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99837	$9.97564	0
01/01/2008 to 12/31/2008	$9.97564	$9.27033	0
01/01/2009 to 12/31/2009	$9.27033	$10.14552	0
01/01/2010 to 12/31/2010	$10.14552	$10.72220	0
01/01/2011 to 12/31/2011	$10.72220	$11.14563	0
01/01/2012 to 12/31/2012	$11.14563	$11.78482	0
01/01/2013 to 12/31/2013	$11.78482	$11.38119	0
01/01/2014 to 12/31/2014	$11.38119	$11.96112	0
01/01/2015 to 12/31/2015	$11.96112	$11.87155	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07802	$6.62871	0
01/01/2009 to 12/31/2009	$6.62871	$8.45254	0
01/01/2010 to 12/31/2010	$8.45254	$9.13538	0
01/01/2011 to 12/31/2011	$9.13538	$8.80688	0
01/01/2012 to 09/21/2012	$8.80688	$9.84396	0

*	Denotes the start date of these sub-accounts

PREMIER B SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.08004	$10.91282	11,484
01/01/2008 to 12/31/2008	$10.91282	$7.36563	12,332
01/01/2009 to 12/31/2009	$7.36563	$9.06905	2,982
01/01/2010 to 12/31/2010	$9.06905	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799

AST Advanced Strategies Portfolio
03/19/2007* to 12/31/2007	$10.07305	$10.83452	0
01/01/2008 to 12/31/2008	$10.83452	$7.53017	0
01/01/2009 to 12/31/2009	$7.53017	$9.40896	1,409
01/01/2010 to 12/31/2010	$9.40896	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264

AST American Century Income & Growth Portfolio
03/19/2007* to 12/31/2007	$10.12345	$10.18301	0
01/01/2008 to 12/31/2008	$10.18301	$6.57914	0
01/01/2009 to 12/31/2009	$6.57914	$7.67177	0
01/01/2010 to 12/31/2010	$7.67177	$8.64764	0
01/01/2011 to 12/31/2011	$8.64764	$8.86776	0
01/01/2012 to 05/04/2012	$8.86776	$9.65752	0

AST Balanced Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.07151	$10.86097	0
01/01/2008 to 12/31/2008	$10.86097	$7.66698	0
01/01/2009 to 12/31/2009	$7.66698	$9.35958	1,416
01/01/2010 to 12/31/2010	$9.35958	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.54820	0
01/01/2014 to 12/31/2014	$10.54820	$10.81738	0
01/01/2015 to 12/31/2015	$10.81738	$10.73944	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/19/2007* to 12/31/2007	$9.99034	$10.47408	0
01/01/2008 to 12/31/2008	$10.47408	$10.48603	0
01/01/2009 to 12/31/2009	$10.48603	$11.44430	0
01/01/2010 to 12/31/2010	$11.44430	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/19/2007* to 12/31/2007	$9.99058	$10.56075	0
01/01/2008 to 12/31/2008	$10.56075	$10.21988	0
01/01/2009 to 12/31/2009	$10.21988	$11.79093	0
01/01/2010 to 12/31/2010	$11.79093	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14595	$10.30944	0
01/01/2010 to 12/31/2010	$10.30944	$11.60815	0
01/01/2011 to 12/31/2011	$11.60815	$10.81845	0
01/01/2012 to 12/31/2012	$10.81845	$12.12874	0
01/01/2013 to 12/31/2013	$12.12874	$15.78294	0
01/01/2014 to 12/31/2014	$15.78294	$17.23085	0
01/01/2015 to 12/31/2015	$17.23085	$16.24741	111

AST Capital Growth Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.09687	$11.01224	0
01/01/2008 to 12/31/2008	$11.01224	$7.09376	0
01/01/2009 to 12/31/2009	$7.09376	$8.80257	0
01/01/2010 to 12/31/2010	$8.80257	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
03/19/2007* to 12/31/2007	$10.10286	$7.81223	0
01/01/2008 to 12/31/2008	$7.81223	$5.02371	0
01/01/2009 to 12/31/2009	$5.02371	$6.56219	0
01/01/2010 to 12/31/2010	$6.56219	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747

AST DeAm Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.09789	$8.33201	0
01/01/2008 to 07/18/2008	$8.33201	$7.66199	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99918	$9.73366	0
01/01/2014 to 12/31/2014	$9.73366	$10.12900	0
01/01/2015 to 12/31/2015	$10.12900	$10.01891	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10379	$7.54057	0
01/01/2009 to 12/31/2009	$7.54057	$9.05097	0
01/01/2010 to 12/31/2010	$9.05097	$10.15522	2,740
01/01/2011 to 12/31/2011	$10.15522	$9.80622	2,104
01/01/2012 to 12/31/2012	$9.80622	$11.03284	1,348
01/01/2013 to 12/31/2013	$11.03284	$13.02361	2,275
01/01/2014 to 12/31/2014	$13.02361	$13.63207	1,233
01/01/2015 to 10/16/2015	$13.63207	$13.67052	0

AST FI Pyramis® Quantitative Portfolio
03/19/2007* to 12/31/2007	$10.07381	$10.77036	0
01/01/2008 to 12/31/2008	$10.77036	$6.98618	0
01/01/2009 to 12/31/2009	$6.98618	$8.56682	0
01/01/2010 to 12/31/2010	$8.56682	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99918	$7.49594	0
01/01/2009 to 11/13/2009	$7.49594	$8.43273	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.79695	1,740
01/01/2013 to 12/31/2013	$10.79695	$13.30615	2,020
01/01/2014 to 12/31/2014	$13.30615	$13.59311	1,167
01/01/2015 to 10/16/2015	$13.59311	$13.09384	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.86599	0
01/01/2014 to 12/31/2014	$10.86599	$11.03376	0
01/01/2015 to 10/16/2015	$11.03376	$10.58791	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17586	$6.13224	0
01/01/2009 to 12/31/2009	$6.13224	$8.20276	0
01/01/2010 to 12/31/2010	$8.20276	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416

AST Goldman Sachs Concentrated Growth Portfolio
03/19/2007* to 12/31/2007	$10.09100	$11.53628	0
01/01/2008 to 12/31/2008	$11.53628	$6.82244	0
01/01/2009 to 12/31/2009	$6.82244	$10.09167	0
01/01/2010 to 12/31/2010	$10.09167	$11.01965	0
01/01/2011 to 12/31/2011	$11.01965	$10.47885	0
01/01/2012 to 12/31/2012	$10.47885	$12.42563	1,093
01/01/2013 to 12/31/2013	$12.42563	$15.96125	71
01/01/2014 to 02/07/2014	$15.96125	$15.71317	0

AST Goldman Sachs Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11632	$10.62005	0
01/01/2008 to 12/31/2008	$10.62005	$6.23634	0
01/01/2009 to 12/31/2009	$6.23634	$7.35950	0
01/01/2010 to 12/31/2010	$7.35950	$8.22556	0
01/01/2011 to 12/31/2011	$8.22556	$7.69478	0
01/01/2012 to 12/31/2012	$7.69478	$9.11684	20
01/01/2013 to 12/31/2013	$9.11684	$12.05440	1,316
01/01/2014 to 12/31/2014	$12.05440	$13.50241	2,299
01/01/2015 to 12/31/2015	$13.50241	$12.75099	21,296

AST Goldman Sachs Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.09800	$11.48986	0
01/01/2008 to 12/31/2008	$11.48986	$6.73541	0
01/01/2009 to 12/31/2009	$6.73541	$10.47635	0
01/01/2010 to 12/31/2010	$10.47635	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08946	$7.64998	0
01/01/2009 to 12/31/2009	$7.64998	$9.34543	0
01/01/2010 to 12/31/2010	$9.34543	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03407	$7.66279	0
01/01/2009 to 12/31/2009	$7.66279	$9.62383	0
01/01/2010 to 12/31/2010	$9.62383	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11154	$10.19617	0
01/01/2008 to 12/31/2008	$10.19617	$6.32963	0
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087

AST High Yield Portfolio
03/19/2007* to 12/31/2007	$9.99918	$9.96607	0
01/01/2008 to 12/31/2008	$9.96607	$7.34697	0
01/01/2009 to 12/31/2009	$7.34697	$9.86035	0
01/01/2010 to 12/31/2010	$9.86035	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415

AST International Growth Portfolio
03/19/2007* to 12/31/2007	$10.15948	$12.05201	0
01/01/2008 to 12/31/2008	$12.05201	$5.93863	0
01/01/2009 to 12/31/2009	$5.93863	$7.95483	0
01/01/2010 to 12/31/2010	$7.95483	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177

AST International Value Portfolio
03/19/2007* to 12/31/2007	$10.12617	$11.65068	0
01/01/2008 to 12/31/2008	$11.65068	$6.45950	0
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11197	$7.17178	0
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
03/19/2007* to 12/31/2007	$10.14435	$10.97941	0
01/01/2008 to 12/31/2008	$10.97941	$6.37232	0
01/01/2009 to 12/31/2009	$6.37232	$8.57302	0
01/01/2010 to 12/31/2010	$8.57302	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770

AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2007* to 12/31/2007	$10.08054	$10.17383	0
01/01/2008 to 12/31/2008	$10.17383	$8.29858	0
01/01/2009 to 12/31/2009	$8.29858	$10.02568	0
01/01/2010 to 12/31/2010	$10.02568	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112

AST Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11587	$9.84473	0
01/01/2008 to 12/31/2008	$9.84473	$5.70314	0
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857

AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.13199	$11.47337	0
01/01/2008 to 12/31/2008	$11.47337	$6.40005	0
01/01/2009 to 12/31/2009	$6.40005	$8.22241	0
01/01/2010 to 12/31/2010	$8.22241	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508

AST Lord Abbett Core Fixed Income Portfolio
03/19/2007* to 12/31/2007	$10.02439	$10.32185	0
01/01/2008 to 12/31/2008	$10.32185	$7.84324	0
01/01/2009 to 12/31/2009	$7.84324	$10.45274	0
01/01/2010 to 12/31/2010	$10.45274	$11.73757	0
01/01/2011 to 12/31/2011	$11.73757	$12.80336	0
01/01/2012 to 12/31/2012	$12.80336	$13.42818	2,647
01/01/2013 to 12/31/2013	$13.42818	$13.02931	3,308
01/01/2014 to 12/31/2014	$13.02931	$13.72449	3,119
01/01/2015 to 12/31/2015	$13.72449	$13.50922	5,118

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
03/19/2007* to 12/31/2007	$10.11667	$10.95164	0
01/01/2008 to 12/31/2008	$10.95164	$7.15759	0
01/01/2009 to 12/31/2009	$7.15759	$9.31966	0
01/01/2010 to 12/31/2010	$9.31966	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825

AST MFS Growth Portfolio
03/19/2007* to 12/31/2007	$10.10694	$11.59267	0
01/01/2008 to 12/31/2008	$11.59267	$7.31108	0
01/01/2009 to 12/31/2009	$7.31108	$8.99798	0
01/01/2010 to 12/31/2010	$8.99798	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0

AST Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.10574	$10.11084	0
01/01/2008 to 12/31/2008	$10.11084	$6.19415	0
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122

AST Money Market Portfolio
03/19/2007* to 12/31/2007	$10.00052	$10.29973	0
01/01/2008 to 12/31/2008	$10.29973	$10.45357	0
01/01/2009 to 12/31/2009	$10.45357	$10.37528	0
01/01/2010 to 12/31/2010	$10.37528	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.13369	$10.25701	0
01/01/2008 to 12/31/2008	$10.25701	$5.86395	0
01/01/2009 to 12/31/2009	$5.86395	$8.16575	0
01/01/2010 to 12/31/2010	$8.16575	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.11565	$11.82260	0
01/01/2008 to 12/31/2008	$11.82260	$6.65075	0
01/01/2009 to 12/31/2009	$6.65075	$8.54648	0
01/01/2010 to 12/31/2010	$8.54648	$10.88845	0
01/01/2011 to 12/31/2011	$10.88845	$10.96268	0
01/01/2012 to 12/31/2012	$10.96268	$12.19821	685
01/01/2013 to 12/31/2013	$12.19821	$16.01598	2,086
01/01/2014 to 12/31/2014	$16.01598	$17.11635	1,694
01/01/2015 to 10/16/2015	$17.11635	$17.64502	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.12073	$11.75209	0
01/01/2008 to 12/31/2008	$11.75209	$6.68601	0
01/01/2009 to 12/31/2009	$6.68601	$8.11354	0
01/01/2010 to 12/31/2010	$8.11354	$9.66127	0
01/01/2011 to 04/29/2011	$9.66127	$10.86028	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10192	$5.59093	0
01/01/2009 to 12/31/2009	$5.59093	$9.21761	0
01/01/2010 to 12/31/2010	$9.21761	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279

AST Preservation Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.04514	$10.75670	0
01/01/2008 to 12/31/2008	$10.75670	$8.57497	2,810
01/01/2009 to 12/31/2009	$8.57497	$10.19125	62,109
01/01/2010 to 12/31/2010	$10.19125	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772

AST Prudential Growth Allocation Portfolio
03/19/2007* to 12/31/2007	$10.10404	$11.19117	0
01/01/2008 to 12/31/2008	$11.19117	$6.56949	0
01/01/2009 to 12/31/2009	$6.56949	$8.19394	1,599
01/01/2010 to 12/31/2010	$8.19394	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
03/19/2007* to 12/31/2007	$10.11188	$10.37151	0
01/01/2008 to 12/31/2008	$10.37151	$6.29304	1,694
01/01/2009 to 12/31/2009	$6.29304	$7.59041	1,645
01/01/2010 to 12/31/2010	$7.59041	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08128	$7.37971	0
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09946	$6.72784	0
01/01/2009 to 12/31/2009	$6.72784	$8.44981	0
01/01/2010 to 12/31/2010	$8.44981	$9.56609	0
01/01/2011 to 12/31/2011	$9.56609	$9.24529	0
01/01/2012 to 12/31/2012	$9.24529	$10.60940	0
01/01/2013 to 12/31/2013	$10.60940	$12.40140	0
01/01/2014 to 12/31/2014	$12.40140	$12.94564	15,105
01/01/2015 to 12/31/2015	$12.94564	$12.74795	27,609

AST Schroders Multi-Asset World Strategies Portfolio
03/19/2007* to 12/31/2007	$10.07291	$10.87140	0
01/01/2008 to 12/31/2008	$10.87140	$7.51399	0
01/01/2009 to 12/31/2009	$7.51399	$9.47895	0
01/01/2010 to 12/31/2010	$9.47895	$10.49368	0
01/01/2011 to 12/31/2011	$10.49368	$10.03860	3,919
01/01/2012 to 12/31/2012	$10.03860	$11.04609	15,221
01/01/2013 to 12/31/2013	$11.04609	$12.51162	14,508
01/01/2014 to 12/31/2014	$12.51162	$12.76388	9,960
01/01/2015 to 10/16/2015	$12.76388	$12.48069	0

AST Small-Cap Growth Opportunities Portfolio
03/19/2007* to 12/31/2007	$10.10254	$10.91958	0
01/01/2008 to 12/31/2008	$10.91958	$6.04442	0
01/01/2009 to 12/31/2009	$6.04442	$7.93932	0
01/01/2010 to 12/31/2010	$7.93932	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.09716	$10.46802	0
01/01/2008 to 12/31/2008	$10.46802	$6.73693	0
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176

AST Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11095	$9.43656	0
01/01/2008 to 12/31/2008	$9.43656	$6.56669	0
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752

AST T. Rowe Price Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.06740	$10.57860	0
01/01/2008 to 12/31/2008	$10.57860	$7.75653	0
01/01/2009 to 12/31/2009	$7.75653	$9.53361	0
01/01/2010 to 12/31/2010	$9.53361	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867

AST T. Rowe Price Equity Income Portfolio
03/19/2007* to 12/31/2007	$10.11700	$9.82815	0
01/01/2008 to 12/31/2008	$9.82815	$5.65507	0
01/01/2009 to 12/31/2009	$5.65507	$6.93144	0
01/01/2010 to 12/31/2010	$6.93144	$7.77169	0
01/01/2011 to 12/31/2011	$7.77169	$7.56873	0
01/01/2012 to 12/31/2012	$7.56873	$8.78643	0
01/01/2013 to 12/31/2013	$8.78643	$11.28190	4,424
01/01/2014 to 12/31/2014	$11.28190	$12.00433	6,949
01/01/2015 to 10/16/2015	$12.00433	$11.18850	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.08361	$10.93976	0
01/01/2008 to 12/31/2008	$10.93976	$6.43744	0
01/01/2009 to 12/31/2009	$6.43744	$9.77555	0
01/01/2010 to 12/31/2010	$9.77555	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
03/19/2007* to 12/31/2007	$10.17958	$13.94064	0
01/01/2008 to 12/31/2008	$13.94064	$6.90317	0
01/01/2009 to 12/31/2009	$6.90317	$10.20784	0
01/01/2010 to 12/31/2010	$10.20784	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325

AST Templeton Global Bond Portfolio
03/19/2007* to 12/31/2007	$9.98213	$10.73003	0
01/01/2008 to 12/31/2008	$10.73003	$10.36499	0
01/01/2009 to 12/31/2009	$10.36499	$11.50569	0
01/01/2010 to 12/31/2010	$11.50569	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867

AST Wellington Management Hedged Equity Portfolio
03/19/2007* to 12/31/2007	$10.12210	$11.05096	0
01/01/2008 to 12/31/2008	$11.05096	$6.31035	0
01/01/2009 to 12/31/2009	$6.31035	$8.02421	0
01/01/2010 to 12/31/2010	$8.02421	$9.10752	0
01/01/2011 to 12/31/2011	$9.10752	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99918	$9.98774	0
01/01/2008 to 12/31/2008	$9.98774	$9.37351	0
01/01/2009 to 12/31/2009	$9.37351	$10.35999	0
01/01/2010 to 12/31/2010	$10.35999	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07829	$6.67267	0
01/01/2009 to 12/31/2009	$6.67267	$8.59292	0
01/01/2010 to 12/31/2010	$8.59292	$9.37902	0
01/01/2011 to 12/31/2011	$9.37902	$9.13111	1,212
01/01/2012 to 09/21/2012	$9.13111	$10.27970	0

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.75%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97003	$10.54251	296,477
01/01/2007 to 12/31/2007	$10.54251	$11.31443	600,202
01/01/2008 to 12/31/2008	$11.31443	$7.58029	690,422
01/01/2009 to 12/31/2009	$7.58029	$9.26448	799,056
01/01/2010 to 12/31/2010	$9.26448	$10.19462	806,904
01/01/2011 to 12/31/2011	$10.19462	$9.75312	722,709
01/01/2012 to 12/31/2012	$9.75312	$10.78971	726,773
01/01/2013 to 12/31/2013	$10.78971	$11.66170	713,714
01/01/2014 to 12/31/2014	$11.66170	$11.89871	681,328
01/01/2015 to 12/31/2015	$11.89871	$11.31759	530,268

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98875	$10.48624	986
01/01/2007 to 12/31/2007	$10.48624	$11.28462	83,485
01/01/2008 to 12/31/2008	$11.28462	$7.78498	220,600
01/01/2009 to 12/31/2009	$7.78498	$9.65571	369,600
01/01/2010 to 12/31/2010	$9.65571	$10.79033	438,441
01/01/2011 to 12/31/2011	$10.79033	$10.61693	400,750
01/01/2012 to 12/31/2012	$10.61693	$11.85825	422,294
01/01/2013 to 12/31/2013	$11.85825	$13.58391	421,754
01/01/2014 to 12/31/2014	$13.58391	$14.16565	399,877
01/01/2015 to 12/31/2015	$14.16565	$14.03379	380,925

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$9.98438	$11.02064	0
01/01/2007 to 12/31/2007	$11.02064	$10.81865	782
01/01/2008 to 12/31/2008	$10.81865	$6.93814	781
01/01/2009 to 12/31/2009	$6.93814	$8.03080	6,085
01/01/2010 to 12/31/2010	$8.03080	$8.98555	6,133
01/01/2011 to 12/31/2011	$8.98555	$9.14661	8,346
01/01/2012 to 05/04/2012	$9.14661	$9.93586	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97944	$10.49898	17,026
01/01/2007 to 12/31/2007	$10.49898	$11.25387	62,593
01/01/2008 to 12/31/2008	$11.25387	$7.88566	294,740
01/01/2009 to 12/31/2009	$7.88566	$9.55557	575,103
01/01/2010 to 12/31/2010	$9.55557	$10.54773	604,407
01/01/2011 to 12/31/2011	$10.54773	$10.24057	536,225
01/01/2012 to 12/31/2012	$10.24057	$11.31975	569,835
01/01/2013 to 12/31/2013	$11.31975	$13.08835	515,247
01/01/2014 to 12/31/2014	$13.08835	$13.70209	492,444
01/01/2015 to 12/31/2015	$13.70209	$13.53054	467,715

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99857	$9.16255	0
01/01/2012 to 12/31/2012	$9.16255	$10.07596	0
01/01/2013 to 12/31/2013	$10.07596	$10.97739	0
01/01/2014 to 12/31/2014	$10.97739	$11.31669	0
01/01/2015 to 12/31/2015	$11.31669	$10.78833	2,123

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99857	$10.49507	0
01/01/2014 to 12/31/2014	$10.49507	$10.68352	0
01/01/2015 to 12/31/2015	$10.68352	$10.52840	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.98017	$10.16612	0
01/01/2007 to 12/31/2007	$10.16612	$10.66960	0
01/01/2008 to 12/31/2008	$10.66960	$10.60295	148
01/01/2009 to 12/31/2009	$10.60295	$11.48658	1,620
01/01/2010 to 12/31/2010	$11.48658	$11.72926	6,589
01/01/2011 to 12/31/2011	$11.72926	$11.78694	24,934
01/01/2012 to 12/31/2012	$11.78694	$12.12782	26,303
01/01/2013 to 12/31/2013	$12.12782	$11.66008	25,797
01/01/2014 to 12/31/2014	$11.66008	$11.44852	22,559
01/01/2015 to 12/31/2015	$11.44852	$11.30598	19,561

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97123	$10.29870	40
01/01/2007 to 12/31/2007	$10.29870	$10.96160	6,009
01/01/2008 to 12/31/2008	$10.96160	$10.52960	30,426
01/01/2009 to 12/31/2009	$10.52960	$12.05880	65,080
01/01/2010 to 12/31/2010	$12.05880	$12.76610	63,030
01/01/2011 to 12/31/2011	$12.76610	$12.94556	49,106
01/01/2012 to 12/31/2012	$12.94556	$13.90862	51,251
01/01/2013 to 12/31/2013	$13.90862	$13.41826	55,498
01/01/2014 to 12/31/2014	$13.41826	$13.74548	50,844
01/01/2015 to 12/31/2015	$13.74548	$13.22431	46,594

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99905	$9.38572	0
01/01/2010 to 12/31/2010	$9.38572	$10.19992	0
01/01/2011 to 12/31/2011	$10.19992	$10.99092	0
01/01/2012 to 12/31/2012	$10.99092	$11.25150	0
01/01/2013 to 12/31/2013	$11.25150	$10.98198	0
01/01/2014 to 12/31/2014	$10.98198	$10.84304	0
01/01/2015 to 12/31/2015	$10.84304	$10.63187	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99858	$12.04396	0
01/01/2009 to 12/31/2009	$12.04396	$11.12056	0
01/01/2010 to 12/31/2010	$11.12056	$12.15179	0
01/01/2011 to 12/31/2011	$12.15179	$13.56492	0
01/01/2012 to 12/31/2012	$13.56492	$14.09333	0
01/01/2013 to 12/31/2013	$14.09333	$13.41564	0
01/01/2014 to 12/31/2014	$13.41564	$13.53594	0
01/01/2015 to 12/31/2015	$13.53594	$13.41092	0

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99858	$12.11286	0
01/01/2009 to 12/31/2009	$12.11286	$10.98780	0
01/01/2010 to 12/31/2010	$10.98780	$12.02578	0
01/01/2011 to 12/31/2011	$12.02578	$13.70693	0
01/01/2012 to 12/31/2012	$13.70693	$14.26024	0
01/01/2013 to 12/31/2013	$14.26024	$13.33784	0
01/01/2014 to 12/31/2014	$13.33784	$13.66734	0
01/01/2015 to 12/31/2015	$13.66734	$13.57611	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99905	$8.79604	0
01/01/2010 to 12/31/2010	$8.79604	$9.66876	1,486
01/01/2011 to 12/31/2011	$9.66876	$11.27734	0
01/01/2012 to 12/31/2012	$11.27734	$11.78346	0
01/01/2013 to 12/31/2013	$11.78346	$10.82629	0
01/01/2014 to 12/31/2014	$10.82629	$11.29551	0
01/01/2015 to 12/31/2015	$11.29551	$11.27065	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99810	$11.01729	6,259
01/01/2011 to 12/31/2011	$11.01729	$13.02623	23,762
01/01/2012 to 12/31/2012	$13.02623	$13.67162	11,015
01/01/2013 to 12/31/2013	$13.67162	$12.49582	229
01/01/2014 to 12/31/2014	$12.49582	$13.22419	198
01/01/2015 to 12/31/2015	$13.22419	$13.22852	227

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99857	$12.03025	34,654
01/01/2012 to 12/31/2012	$12.03025	$12.51433	33,539
01/01/2013 to 12/31/2013	$12.51433	$11.10044	0
01/01/2014 to 12/31/2014	$11.10044	$12.04074	0
01/01/2015 to 12/31/2015	$12.04074	$12.08175	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99810	$10.40740	3,259
01/01/2013 to 12/31/2013	$10.40740	$9.18516	43,943
01/01/2014 to 12/31/2014	$9.18516	$10.16623	18,561
01/01/2015 to 12/31/2015	$10.16623	$10.26182	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99905	$8.75667	59,163
01/01/2014 to 12/31/2014	$8.75667	$9.86176	23,209
01/01/2015 to 12/31/2015	$9.86176	$9.96747	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99905	$11.31222	20,784
01/01/2015 to 12/31/2015	$11.31222	$11.33979	45,001

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99905	$9.94591	38,866

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14535	$10.29945	0
01/01/2010 to 12/31/2010	$10.29945	$11.51148	1,007
01/01/2011 to 12/31/2011	$11.51148	$10.64939	419
01/01/2012 to 12/31/2012	$10.64939	$11.85108	760
01/01/2013 to 12/31/2013	$11.85108	$15.30798	823
01/01/2014 to 12/31/2014	$15.30798	$16.58906	533
01/01/2015 to 12/31/2015	$16.58906	$15.52687	92

AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97974	$10.60086	109,873
01/01/2007 to 12/31/2007	$10.60086	$11.43120	334,352
01/01/2008 to 12/31/2008	$11.43120	$7.30917	337,787
01/01/2009 to 12/31/2009	$7.30917	$9.00313	451,541
01/01/2010 to 12/31/2010	$9.00313	$10.03170	499,833
01/01/2011 to 12/31/2011	$10.03170	$9.62010	399,272
01/01/2012 to 12/31/2012	$9.62010	$10.75186	412,909
01/01/2013 to 12/31/2013	$10.75186	$12.96360	408,166
01/01/2014 to 12/31/2014	$12.96360	$13.63181	400,277
01/01/2015 to 12/31/2015	$13.63181	$13.46876	357,907

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99857	$11.65594	0
01/01/2014 to 12/31/2014	$11.65594	$13.01454	451
01/01/2015 to 12/31/2015	$13.01454	$12.33375	278

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$9.88701	$12.11318	34
01/01/2007 to 12/31/2007	$12.11318	$9.53033	203
01/01/2008 to 12/31/2008	$9.53033	$6.08313	202
01/01/2009 to 12/31/2009	$6.08313	$7.88735	165
01/01/2010 to 12/31/2010	$7.88735	$9.97588	278
01/01/2011 to 12/31/2011	$9.97588	$10.45070	470
01/01/2012 to 12/31/2012	$10.45070	$11.84713	1,972
01/01/2013 to 12/31/2013	$11.84713	$12.00823	2,024
01/01/2014 to 12/31/2014	$12.00823	$15.45011	1,836
01/01/2015 to 12/31/2015	$15.45011	$15.91989	2,747

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.98285	$10.45147	20
01/01/2007 to 12/31/2007	$10.45147	$8.44578	940
01/01/2008 to 07/18/2008	$8.44578	$7.73525	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99857	$9.68473	0
01/01/2014 to 12/31/2014	$9.68473	$10.00378	0
01/01/2015 to 12/31/2015	$10.00378	$9.82211	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10358	$7.50322	0
01/01/2009 to 12/31/2009	$7.50322	$8.93974	5,524
01/01/2010 to 12/31/2010	$8.93974	$9.95667	5,317
01/01/2011 to 12/31/2011	$9.95667	$9.54376	4,701
01/01/2012 to 12/31/2012	$9.54376	$10.65837	5,146
01/01/2013 to 12/31/2013	$10.65837	$12.48890	3,231
01/01/2014 to 12/31/2014	$12.48890	$12.97613	3,153
01/01/2015 to 10/16/2015	$12.97613	$12.93683	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.52216	8,973
01/01/2007 to 12/31/2007	$10.52216	$11.22519	65,964
01/01/2008 to 12/31/2008	$11.22519	$7.22737	179,253
01/01/2009 to 12/31/2009	$7.22737	$8.79712	241,871
01/01/2010 to 12/31/2010	$8.79712	$9.88773	247,345
01/01/2011 to 12/31/2011	$9.88773	$9.57167	219,031
01/01/2012 to 12/31/2012	$9.57167	$10.40722	208,997
01/01/2013 to 12/31/2013	$10.40722	$11.73797	191,915
01/01/2014 to 12/31/2014	$11.73797	$11.89971	177,210
01/01/2015 to 12/31/2015	$11.89971	$11.81091	163,750

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99858	$7.47065	7,730
01/01/2009 to 11/13/2009	$7.47065	$8.35030	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.74305	140,371
01/01/2013 to 12/31/2013	$10.74305	$13.14209	146,918
01/01/2014 to 12/31/2014	$13.14209	$13.32657	144,251
01/01/2015 to 10/16/2015	$13.32657	$12.76212	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99857	$10.81138	0
01/01/2014 to 12/31/2014	$10.81138	$10.89737	4,998
01/01/2015 to 10/16/2015	$10.89737	$10.39587	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17526	$6.11150	0
01/01/2009 to 12/31/2009	$6.11150	$8.11460	0
01/01/2010 to 12/31/2010	$8.11460	$9.58600	0
01/01/2011 to 12/31/2011	$9.58600	$8.94656	0
01/01/2012 to 12/31/2012	$8.94656	$11.14928	0
01/01/2013 to 12/31/2013	$11.14928	$11.43388	0
01/01/2014 to 12/31/2014	$11.43388	$12.80175	0
01/01/2015 to 12/31/2015	$12.80175	$12.57027	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$9.93493	$10.24906	60
01/01/2007 to 12/31/2007	$10.24906	$11.48125	5,896
01/01/2008 to 12/31/2008	$11.48125	$6.73972	5,299
01/01/2009 to 12/31/2009	$6.73972	$9.89579	6,378
01/01/2010 to 12/31/2010	$9.89579	$10.72625	3,409
01/01/2011 to 12/31/2011	$10.72625	$10.12478	2,741
01/01/2012 to 12/31/2012	$10.12478	$11.91711	4,229
01/01/2013 to 12/31/2013	$11.91711	$15.19533	4,857
01/01/2014 to 02/07/2014	$15.19533	$14.94763	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96053	$11.03108	0
01/01/2007 to 12/31/2007	$11.03108	$11.39626	0
01/01/2008 to 12/31/2008	$11.39626	$6.64269	5,583
01/01/2009 to 12/31/2009	$6.64269	$7.78118	12,477
01/01/2010 to 12/31/2010	$7.78118	$8.63286	12,151
01/01/2011 to 12/31/2011	$8.63286	$8.01634	6,868
01/01/2012 to 12/31/2012	$8.01634	$9.42776	6,281
01/01/2013 to 12/31/2013	$9.42776	$12.37349	21,286
01/01/2014 to 12/31/2014	$12.37349	$13.75771	22,412
01/01/2015 to 12/31/2015	$13.75771	$12.89618	22,889

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.95792	$9.86401	41
01/01/2007 to 12/31/2007	$9.86401	$11.56909	545
01/01/2008 to 12/31/2008	$11.56909	$6.73180	6,242
01/01/2009 to 12/31/2009	$6.73180	$10.39351	4,065
01/01/2010 to 12/31/2010	$10.39351	$12.24001	4,433
01/01/2011 to 12/31/2011	$12.24001	$11.67165	3,430
01/01/2012 to 12/31/2012	$11.67165	$13.72046	5,798
01/01/2013 to 12/31/2013	$13.72046	$17.82536	5,597
01/01/2014 to 12/31/2014	$17.82536	$19.53827	7,338
01/01/2015 to 12/31/2015	$19.53827	$18.11048	9,245

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08926	$7.61215	41,374
01/01/2009 to 12/31/2009	$7.61215	$9.23061	100,308
01/01/2010 to 12/31/2010	$9.23061	$10.12402	106,820
01/01/2011 to 12/31/2011	$10.12402	$9.89972	99,903
01/01/2012 to 12/31/2012	$9.89972	$10.71473	107,626
01/01/2013 to 12/31/2013	$10.71473	$11.56473	108,322
01/01/2014 to 12/31/2014	$11.56473	$11.82516	107,579
01/01/2015 to 12/31/2015	$11.82516	$11.51605	100,645

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03346	$7.63699	0
01/01/2009 to 12/31/2009	$7.63699	$9.52067	1,582
01/01/2010 to 12/31/2010	$9.52067	$11.86158	2,472
01/01/2011 to 12/31/2011	$11.86158	$11.80975	2,405
01/01/2012 to 12/31/2012	$11.80975	$13.42742	4,771
01/01/2013 to 12/31/2013	$13.42742	$18.31854	4,532
01/01/2014 to 12/31/2014	$18.31854	$19.29943	6,520
01/01/2015 to 12/31/2015	$19.29943	$17.92539	6,985

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.94927	$11.01318	57
01/01/2007 to 12/31/2007	$11.01318	$10.95037	339
01/01/2008 to 12/31/2008	$10.95037	$6.74756	6,172
01/01/2009 to 12/31/2009	$6.74756	$7.84238	1,223
01/01/2010 to 12/31/2010	$7.84238	$8.66644	330
01/01/2011 to 12/31/2011	$8.66644	$8.47561	539
01/01/2012 to 12/31/2012	$8.47561	$9.44585	2,305
01/01/2013 to 12/31/2013	$9.44585	$12.49812	970
01/01/2014 to 12/31/2014	$12.49812	$12.47455	532
01/01/2015 to 12/31/2015	$12.47455	$11.51662	543

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.56250	0
01/01/2007 to 12/31/2007	$10.56250	$10.63742	0
01/01/2008 to 12/31/2008	$10.63742	$7.78400	709
01/01/2009 to 12/31/2009	$7.78400	$10.37011	7,853
01/01/2010 to 12/31/2010	$10.37011	$11.56763	6,755
01/01/2011 to 12/31/2011	$11.56763	$11.72970	5,559
01/01/2012 to 12/31/2012	$11.72970	$13.12705	5,498
01/01/2013 to 12/31/2013	$13.12705	$13.82773	5,372
01/01/2014 to 12/31/2014	$13.82773	$13.93758	5,179
01/01/2015 to 12/31/2015	$13.93758	$13.20972	2,853

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99209	$10.60171	20
01/01/2007 to 12/31/2007	$10.60171	$12.40345	938
01/01/2008 to 12/31/2008	$12.40345	$6.06655	937
01/01/2009 to 12/31/2009	$6.06655	$8.06631	926
01/01/2010 to 12/31/2010	$8.06631	$9.07693	924
01/01/2011 to 12/31/2011	$9.07693	$7.76802	923
01/01/2012 to 12/31/2012	$7.76802	$9.18910	1,551
01/01/2013 to 12/31/2013	$9.18910	$10.75208	5,965
01/01/2014 to 12/31/2014	$10.75208	$9.98329	6,634
01/01/2015 to 12/31/2015	$9.98329	$10.12041	5,005

AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01024	$10.86454	20
01/01/2007 to 12/31/2007	$10.86454	$12.57772	206
01/01/2008 to 12/31/2008	$12.57772	$6.92187	543
01/01/2009 to 12/31/2009	$6.92187	$8.87760	525
01/01/2010 to 12/31/2010	$8.87760	$9.69193	170
01/01/2011 to 12/31/2011	$9.69193	$8.33006	169
01/01/2012 to 12/31/2012	$8.33006	$9.55185	176
01/01/2013 to 12/31/2013	$9.55185	$11.21503	103
01/01/2014 to 12/31/2014	$11.21503	$10.28322	114
01/01/2015 to 12/31/2015	$10.28322	$10.18895	112

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99858	$10.72532	305,593
01/01/2009 to 12/31/2009	$10.72532	$11.73237	118,263
01/01/2010 to 12/31/2010	$11.73237	$12.77720	87,294
01/01/2011 to 12/31/2011	$12.77720	$14.12060	371,651
01/01/2012 to 12/31/2012	$14.12060	$15.18209	158,120
01/01/2013 to 12/31/2013	$15.18209	$14.44607	38,786
01/01/2014 to 12/31/2014	$14.44607	$15.15307	45,461
01/01/2015 to 12/31/2015	$15.15307	$15.06717	98,103

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11177	$7.13625	2,904
01/01/2009 to 12/31/2009	$7.13625	$8.88380	3,054
01/01/2010 to 12/31/2010	$8.88380	$9.93736	3,349
01/01/2011 to 12/31/2011	$9.93736	$9.71107	2,618
01/01/2012 to 12/31/2012	$9.71107	$10.84004	14,105
01/01/2013 to 12/31/2013	$10.84004	$12.38828	19,651
01/01/2014 to 12/31/2014	$12.38828	$12.95014	5,933
01/01/2015 to 12/31/2015	$12.95014	$12.59413	6,917

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.57842	0
01/01/2007 to 12/31/2007	$10.57842	$11.37690	4,216
01/01/2008 to 12/31/2008	$11.37690	$6.55421	4,608
01/01/2009 to 12/31/2009	$6.55421	$8.75281	12,553
01/01/2010 to 12/31/2010	$8.75281	$9.21909	8,811
01/01/2011 to 12/31/2011	$9.21909	$8.23160	6,958
01/01/2012 to 12/31/2012	$8.23160	$9.86225	8,978
01/01/2013 to 12/31/2013	$9.86225	$11.18153	9,177
01/01/2014 to 12/31/2014	$11.18153	$10.28971	8,234
01/01/2015 to 12/31/2015	$10.28971	$9.83010	8,066

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.96723	$10.53489	0
01/01/2007 to 12/31/2007	$10.53489	$10.55381	29,314
01/01/2008 to 12/31/2008	$10.55381	$8.54506	224,911
01/01/2009 to 12/31/2009	$8.54506	$10.24727	340,120
01/01/2010 to 12/31/2010	$10.24727	$10.80817	395,985
01/01/2011 to 12/31/2011	$10.80817	$10.64726	356,253
01/01/2012 to 12/31/2012	$10.64726	$11.58557	399,903
01/01/2013 to 12/31/2013	$11.58557	$12.64248	355,177
01/01/2014 to 12/31/2014	$12.64248	$13.10208	345,687
01/01/2015 to 12/31/2015	$13.10208	$12.85331	329,147

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08396	$10.28967	0
01/01/2010 to 12/31/2010	$10.28967	$11.25705	0
01/01/2011 to 12/31/2011	$11.25705	$11.13692	0
01/01/2012 to 12/31/2012	$11.13692	$12.60745	0
01/01/2013 to 12/31/2013	$12.60745	$16.91249	0
01/01/2014 to 12/31/2014	$16.91249	$18.20134	0
01/01/2015 to 12/31/2015	$18.20134	$19.79057	77

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.95990	$11.00919	0
01/01/2007 to 12/31/2007	$11.00919	$10.49565	182
01/01/2008 to 12/31/2008	$10.49565	$6.03521	4,914
01/01/2009 to 12/31/2009	$6.03521	$7.08407	4,584
01/01/2010 to 12/31/2010	$7.08407	$7.87845	4,425
01/01/2011 to 12/31/2011	$7.87845	$7.41911	0
01/01/2012 to 12/31/2012	$7.41911	$8.52255	0
01/01/2013 to 12/31/2013	$8.52255	$11.71491	899
01/01/2014 to 12/31/2014	$11.71491	$13.09615	1,121
01/01/2015 to 12/31/2015	$13.09615	$11.86233	0

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.94804	$10.21374	0
01/01/2007 to 12/31/2007	$10.21374	$11.53918	0
01/01/2008 to 12/31/2008	$11.53918	$6.38917	6,023
01/01/2009 to 12/31/2009	$6.38917	$8.14798	5,625
01/01/2010 to 12/31/2010	$8.14798	$9.58964	5,074
01/01/2011 to 12/31/2011	$9.58964	$9.33879	4,654
01/01/2012 to 12/31/2012	$9.33879	$10.30371	5,667
01/01/2013 to 12/31/2013	$10.30371	$13.83409	3,842
01/01/2014 to 12/31/2014	$13.83409	$15.03587	10,381
01/01/2015 to 12/31/2015	$15.03587	$16.26566	13,198

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.47669	0
01/01/2007 to 12/31/2007	$10.47669	$10.92227	0
01/01/2008 to 12/31/2008	$10.92227	$8.23823	0
01/01/2009 to 12/31/2009	$8.23823	$10.89824	4,049
01/01/2010 to 12/31/2010	$10.89824	$12.14768	3,777
01/01/2011 to 12/31/2011	$12.14768	$13.15337	3,454
01/01/2012 to 12/31/2012	$13.15337	$13.69343	3,430
01/01/2013 to 12/31/2013	$13.69343	$13.18866	6,992
01/01/2014 to 12/31/2014	$13.18866	$13.78995	6,912
01/01/2015 to 12/31/2015	$13.78995	$13.47363	6,614

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$9.96011	$11.10079	0
01/01/2007 to 12/31/2007	$11.10079	$11.93449	0
01/01/2008 to 12/31/2008	$11.93449	$7.74226	0
01/01/2009 to 12/31/2009	$7.74226	$10.00657	1,464
01/01/2010 to 12/31/2010	$10.00657	$11.01926	2,575
01/01/2011 to 12/31/2011	$11.01926	$10.49074	1,566
01/01/2012 to 12/31/2012	$10.49074	$12.68948	2,928
01/01/2013 to 12/31/2013	$12.68948	$15.91756	6,288
01/01/2014 to 12/31/2014	$15.91756	$16.21177	6,694
01/01/2015 to 12/31/2015	$16.21177	$15.69952	6,577

AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$9.93168	$10.38005	0
01/01/2007 to 12/31/2007	$10.38005	$11.74189	0
01/01/2008 to 12/31/2008	$11.74189	$7.35047	0
01/01/2009 to 12/31/2009	$7.35047	$8.97986	3,172
01/01/2010 to 12/31/2010	$8.97986	$9.95374	5,925
01/01/2011 to 12/31/2011	$9.95374	$9.72471	4,461
01/01/2012 to 12/31/2012	$9.72471	$11.19006	5,736
01/01/2013 to 12/31/2013	$11.19006	$15.03451	7,368
01/01/2014 to 12/31/2014	$15.03451	$16.06290	6,558
01/01/2015 to 12/31/2015	$16.06290	$16.92789	4,385

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99858	$10.19406	0
01/01/2013 to 12/31/2013	$10.19406	$13.47564	0
01/01/2014 to 12/31/2014	$13.47564	$14.59708	0
01/01/2015 to 12/31/2015	$14.59708	$14.24224	2,243

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.92901	$10.39990	0
01/01/2007 to 12/31/2007	$10.39990	$10.50138	0
01/01/2008 to 12/31/2008	$10.50138	$6.38584	0
01/01/2009 to 12/31/2009	$6.38584	$8.71638	415
01/01/2010 to 12/31/2010	$8.71638	$10.58897	0
01/01/2011 to 12/31/2011	$10.58897	$10.04800	203
01/01/2012 to 12/31/2012	$10.04800	$11.69310	1,788
01/01/2013 to 12/31/2013	$11.69310	$15.21723	1,433
01/01/2014 to 12/31/2014	$15.21723	$17.19427	2,000
01/01/2015 to 12/31/2015	$17.19427	$15.78177	908

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99975	$10.20465	0
01/01/2007 to 12/31/2007	$10.20465	$10.51994	195
01/01/2008 to 12/31/2008	$10.51994	$10.59840	13,341
01/01/2009 to 12/31/2009	$10.59840	$10.44180	23,672
01/01/2010 to 12/31/2010	$10.44180	$10.26477	24,268
01/01/2011 to 12/31/2011	$10.26477	$10.09057	27,101
01/01/2012 to 12/31/2012	$10.09057	$9.91778	25,244
01/01/2013 to 12/31/2013	$9.91778	$9.74711	32,696
01/01/2014 to 12/31/2014	$9.74711	$9.57930	30,007
01/01/2015 to 12/31/2015	$9.57930	$9.41473	20,707

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.03571	$10.15678	40
01/01/2007 to 12/31/2007	$10.15678	$10.29756	2,221
01/01/2008 to 12/31/2008	$10.29756	$5.84357	2,692
01/01/2009 to 12/31/2009	$5.84357	$8.07728	5,882
01/01/2010 to 12/31/2010	$8.07728	$9.79886	5,031
01/01/2011 to 12/31/2011	$9.79886	$9.39128	3,529
01/01/2012 to 12/31/2012	$9.39128	$10.81040	5,606
01/01/2013 to 12/31/2013	$10.81040	$15.08767	8,181
01/01/2014 to 12/31/2014	$15.08767	$16.94131	7,634
01/01/2015 to 12/31/2015	$16.94131	$15.71136	10,095

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02848	$10.06951	0
01/01/2012 to 12/31/2012	$10.06951	$10.37829	0
01/01/2013 to 12/31/2013	$10.37829	$9.91079	0
01/01/2014 to 12/31/2014	$9.91079	$10.24201	0
01/01/2015 to 10/16/2015	$10.24201	$10.20870	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.96496	$10.19976	0
01/01/2007 to 12/31/2007	$10.19976	$12.24905	1,265
01/01/2008 to 12/31/2008	$12.24905	$6.83966	1,261
01/01/2009 to 12/31/2009	$6.83966	$8.72450	2,766
01/01/2010 to 12/31/2010	$8.72450	$11.03351	3,202
01/01/2011 to 12/31/2011	$11.03351	$11.02690	2,955
01/01/2012 to 12/31/2012	$11.02690	$12.17892	3,440
01/01/2013 to 12/31/2013	$12.17892	$15.87285	2,597
01/01/2014 to 12/31/2014	$15.87285	$16.83844	2,425
01/01/2015 to 10/16/2015	$16.83844	$17.25715	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.98799	$9.44486	22
01/01/2007 to 12/31/2007	$9.44486	$11.01865	131
01/01/2008 to 12/31/2008	$11.01865	$6.22235	209
01/01/2009 to 12/31/2009	$6.22235	$7.49518	2,076
01/01/2010 to 12/31/2010	$7.49518	$8.85927	2,872
01/01/2011 to 04/29/2011	$8.85927	$9.93478	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.31874	8,557
01/01/2013 to 12/31/2013	$10.31874	$12.05951	7,947
01/01/2014 to 12/31/2014	$12.05951	$12.46114	7,536
01/01/2015 to 12/31/2015	$12.46114	$12.09476	5,169

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10132	$5.57216	0
01/01/2009 to 12/31/2009	$5.57216	$9.11891	5,826
01/01/2010 to 12/31/2010	$9.11891	$10.95795	8,612
01/01/2011 to 12/31/2011	$10.95795	$8.58654	7,077
01/01/2012 to 12/31/2012	$8.58654	$9.95162	10,682
01/01/2013 to 12/31/2013	$9.95162	$9.80229	12,255
01/01/2014 to 12/31/2014	$9.80229	$9.18246	11,656
01/01/2015 to 12/31/2015	$9.18246	$7.51497	8,820

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97916	$10.41199	6,955
01/01/2007 to 12/31/2007	$10.41199	$11.12416	51,293
01/01/2008 to 12/31/2008	$11.12416	$8.80243	165,915
01/01/2009 to 12/31/2009	$8.80243	$10.38444	312,015
01/01/2010 to 12/31/2010	$10.38444	$11.28481	302,437
01/01/2011 to 12/31/2011	$11.28481	$11.20146	269,971
01/01/2012 to 12/31/2012	$11.20146	$12.15069	310,299
01/01/2013 to 12/31/2013	$12.15069	$13.04183	302,498
01/01/2014 to 12/31/2014	$13.04183	$13.55778	212,876
01/01/2015 to 12/31/2015	$13.55778	$13.34368	171,452

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01849	$10.06939	0
01/01/2012 to 12/31/2012	$10.06939	$10.59962	0
01/01/2013 to 12/31/2013	$10.59962	$10.17640	0
01/01/2014 to 12/31/2014	$10.17640	$10.60757	0
01/01/2015 to 12/31/2015	$10.60757	$10.39714	0

AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$9.99857	$10.30127	0
01/01/2007 to 12/31/2007	$10.30127	$11.27901	53,457
01/01/2008 to 12/31/2008	$11.27901	$6.57207	168,928
01/01/2009 to 12/31/2009	$6.57207	$8.13678	256,354
01/01/2010 to 12/31/2010	$8.13678	$9.51787	292,307
01/01/2011 to 12/31/2011	$9.51787	$8.77313	236,537
01/01/2012 to 12/31/2012	$8.77313	$9.73603	256,448
01/01/2013 to 12/31/2013	$9.73603	$11.19768	265,513
01/01/2014 to 12/31/2014	$11.19768	$12.01729	255,450
01/01/2015 to 12/31/2015	$12.01729	$11.73825	348,026

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$9.95080	$10.72630	0
01/01/2007 to 12/31/2007	$10.72630	$10.76050	0
01/01/2008 to 12/31/2008	$10.76050	$6.48081	616
01/01/2009 to 12/31/2009	$6.48081	$7.75928	1,147
01/01/2010 to 12/31/2010	$7.75928	$8.77355	1,278
01/01/2011 to 12/31/2011	$8.77355	$8.92102	787
01/01/2012 to 12/31/2012	$8.92102	$10.41605	2,044
01/01/2013 to 12/31/2013	$10.41605	$13.55651	5,189
01/01/2014 to 12/31/2014	$13.55651	$15.61679	4,974
01/01/2015 to 12/31/2015	$15.61679	$15.82080	7,706

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99857	$8.89568	0
01/01/2012 to 12/31/2012	$8.89568	$9.89278	0
01/01/2013 to 12/31/2013	$9.89278	$11.90029	0
01/01/2014 to 12/31/2014	$11.90029	$12.45586	0
01/01/2015 to 12/31/2015	$12.45586	$12.26001	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08108	$7.34315	10,314
01/01/2009 to 12/31/2009	$7.34315	$8.90471	48,728
01/01/2010 to 12/31/2010	$8.90471	$9.79462	48,886
01/01/2011 to 12/31/2011	$9.79462	$9.45152	42,529
01/01/2012 to 12/31/2012	$9.45152	$10.24388	19,962
01/01/2013 to 12/31/2013	$10.24388	$11.32005	17,848
01/01/2014 to 12/31/2014	$11.32005	$11.69718	19,342
01/01/2015 to 12/31/2015	$11.69718	$11.47690	19,690

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09925	$6.69446	50,953
01/01/2009 to 12/31/2009	$6.69446	$8.34595	77,171
01/01/2010 to 12/31/2010	$8.34595	$9.37899	79,316
01/01/2011 to 12/31/2011	$9.37899	$8.99772	53,447
01/01/2012 to 12/31/2012	$8.99772	$10.24908	65,064
01/01/2013 to 12/31/2013	$10.24908	$11.89196	80,677
01/01/2014 to 12/31/2014	$11.89196	$12.32226	76,057
01/01/2015 to 12/31/2015	$12.32226	$12.04457	93,617

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98433	$10.56714	0
01/01/2007 to 12/31/2007	$10.56714	$11.31065	150
01/01/2008 to 12/31/2008	$11.31065	$7.75997	28,016
01/01/2009 to 12/31/2009	$7.75997	$9.71715	42,143
01/01/2010 to 12/31/2010	$9.71715	$10.67818	43,829
01/01/2011 to 12/31/2011	$10.67818	$10.13994	35,786
01/01/2012 to 12/31/2012	$10.13994	$11.07516	36,894
01/01/2013 to 12/31/2013	$11.07516	$12.45205	37,273
01/01/2014 to 12/31/2014	$12.45205	$12.60941	36,441
01/01/2015 to 10/16/2015	$12.60941	$12.25766	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.99857	$9.94478	0
01/01/2007 to 12/31/2007	$9.94478	$10.86864	369
01/01/2008 to 12/31/2008	$10.86864	$5.97180	367
01/01/2009 to 12/31/2009	$5.97180	$7.78612	832
01/01/2010 to 12/31/2010	$7.78612	$10.14271	360
01/01/2011 to 12/31/2011	$10.14271	$8.66144	1,496
01/01/2012 to 12/31/2012	$8.66144	$10.22095	3,729
01/01/2013 to 12/31/2013	$10.22095	$14.14486	3,384
01/01/2014 to 12/31/2014	$14.14486	$14.58836	3,543
01/01/2015 to 12/31/2015	$14.58836	$14.52882	2,628

AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90506	$9.90872	0
01/01/2007 to 12/31/2007	$9.90872	$10.43378	0
01/01/2008 to 12/31/2008	$10.43378	$6.66531	0
01/01/2009 to 12/31/2009	$6.66531	$8.77180	100
01/01/2010 to 12/31/2010	$8.77180	$11.76047	80
01/01/2011 to 12/31/2011	$11.76047	$11.44523	256
01/01/2012 to 12/31/2012	$11.44523	$12.61772	1,289
01/01/2013 to 12/31/2013	$12.61772	$16.76255	1,051
01/01/2014 to 12/31/2014	$16.76255	$17.10340	1,600
01/01/2015 to 12/31/2015	$17.10340	$16.94132	1,953

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.99240	$10.45801	0
01/01/2007 to 12/31/2007	$10.45801	$9.70078	1,910
01/01/2008 to 12/31/2008	$9.70078	$6.70059	2,949
01/01/2009 to 12/31/2009	$6.70059	$8.36348	3,405
01/01/2010 to 12/31/2010	$8.36348	$10.35634	1,232
01/01/2011 to 12/31/2011	$10.35634	$9.57011	1,072
01/01/2012 to 12/31/2012	$9.57011	$11.11346	2,176
01/01/2013 to 12/31/2013	$11.11346	$15.00753	1,836
01/01/2014 to 12/31/2014	$15.00753	$15.52649	2,089
01/01/2015 to 12/31/2015	$15.52649	$14.60174	1,474

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.96810	$10.62508	3,766
01/01/2007 to 12/31/2007	$10.62508	$11.10168	116,538
01/01/2008 to 12/31/2008	$11.10168	$8.07989	169,999
01/01/2009 to 12/31/2009	$8.07989	$9.85774	381,971
01/01/2010 to 12/31/2010	$9.85774	$10.80580	453,599
01/01/2011 to 12/31/2011	$10.80580	$10.83087	454,470
01/01/2012 to 12/31/2012	$10.83087	$12.08098	475,737
01/01/2013 to 12/31/2013	$12.08098	$13.87192	473,678
01/01/2014 to 12/31/2014	$13.87192	$14.43485	323,407
01/01/2015 to 12/31/2015	$14.43485	$14.19252	271,682

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$9.95042	$11.06626	0
01/01/2007 to 12/31/2007	$11.06626	$10.48707	4,714
01/01/2008 to 12/31/2008	$10.48707	$5.98961	4,814
01/01/2009 to 12/31/2009	$5.98961	$7.28736	6,506
01/01/2010 to 12/31/2010	$7.28736	$8.11059	3,203
01/01/2011 to 12/31/2011	$8.11059	$7.84060	2,363
01/01/2012 to 12/31/2012	$7.84060	$9.03488	5,203
01/01/2013 to 12/31/2013	$9.03488	$11.51542	4,862
01/01/2014 to 12/31/2014	$11.51542	$12.16249	4,690
01/01/2015 to 10/16/2015	$12.16249	$11.26960	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.94009	$10.46223	0
01/01/2007 to 12/31/2007	$10.46223	$11.12804	821
01/01/2008 to 12/31/2008	$11.12804	$6.49978	821
01/01/2009 to 12/31/2009	$6.49978	$9.79749	2,681
01/01/2010 to 12/31/2010	$9.79749	$11.15143	2,027
01/01/2011 to 12/31/2011	$11.15143	$10.77407	2,506
01/01/2012 to 12/31/2012	$10.77407	$12.45032	2,870
01/01/2013 to 12/31/2013	$12.45032	$17.62352	3,271
01/01/2014 to 12/31/2014	$17.62352	$18.76579	5,759
01/01/2015 to 12/31/2015	$18.76579	$20.21049	8,543

AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$10.14742	$9.82387	0
01/01/2007 to 12/31/2007	$9.82387	$13.56505	892
01/01/2008 to 12/31/2008	$13.56505	$6.66754	1,029
01/01/2009 to 12/31/2009	$6.66754	$9.78660	6,126
01/01/2010 to 12/31/2010	$9.78660	$11.58555	6,341
01/01/2011 to 12/31/2011	$11.58555	$9.68778	5,820
01/01/2012 to 12/31/2012	$9.68778	$9.86519	6,642
01/01/2013 to 12/31/2013	$9.86519	$11.18669	4,507
01/01/2014 to 12/31/2014	$11.18669	$10.07509	4,750
01/01/2015 to 12/31/2015	$10.07509	$7.99533	5,916

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.98957	$10.29346	40
01/01/2007 to 12/31/2007	$10.29346	$11.09132	344
01/01/2008 to 12/31/2008	$11.09132	$10.63511	1,001
01/01/2009 to 12/31/2009	$10.63511	$11.71854	755
01/01/2010 to 12/31/2010	$11.71854	$12.17856	1,010
01/01/2011 to 12/31/2011	$12.17856	$12.46302	1,898
01/01/2012 to 12/31/2012	$12.46302	$12.88847	1,850
01/01/2013 to 12/31/2013	$12.88847	$12.19127	42
01/01/2014 to 12/31/2014	$12.19127	$12.04827	0
01/01/2015 to 12/31/2015	$12.04827	$11.29433	4,982

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$9.97067	$10.64737	986
01/01/2007 to 12/31/2007	$10.64737	$11.46345	13,784
01/01/2008 to 12/31/2008	$11.46345	$6.49753	13,782
01/01/2009 to 12/31/2009	$6.49753	$8.20138	22,545
01/01/2010 to 12/31/2010	$8.20138	$9.24013	22,005
01/01/2011 to 12/31/2011	$9.24013	$8.76758	31,225
01/01/2012 to 12/31/2012	$8.76758	$9.56505	29,836
01/01/2013 to 12/31/2013	$9.56505	$11.32796	28,116
01/01/2014 to 12/31/2014	$11.32796	$11.74589	22,277
01/01/2015 to 12/31/2015	$11.74589	$11.47075	21,228

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99857	$9.97857	0
01/01/2008 to 12/31/2008	$9.97857	$9.29580	1,988
01/01/2009 to 12/31/2009	$9.29580	$10.19841	6,374
01/01/2010 to 12/31/2010	$10.19841	$10.80459	5,721
01/01/2011 to 12/31/2011	$10.80459	$11.25875	4,444
01/01/2012 to 12/31/2012	$11.25875	$11.93381	9,199
01/01/2013 to 12/31/2013	$11.93381	$11.55346	13,466
01/01/2014 to 12/31/2014	$11.55346	$12.17197	18,213
01/01/2015 to 12/31/2015	$12.17197	$12.11056	15,891

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07809	$6.63967	50,618
01/01/2009 to 12/31/2009	$6.63967	$8.48729	188,039
01/01/2010 to 12/31/2010	$8.48729	$9.19556	216,286
01/01/2011 to 12/31/2011	$9.19556	$8.88658	156,948
01/01/2012 to 09/21/2012	$8.88658	$9.95078	0

ProFund VP Consumer Goods Portfolio
05/01/2008* to 12/31/2008	$10.08897	$7.66740	0
01/01/2009 to 12/31/2009	$7.66740	$9.16075	0
01/01/2010 to 12/31/2010	$9.16075	$10.56629	0
01/01/2011 to 12/31/2011	$10.56629	$11.10620	0
01/01/2012 to 12/31/2012	$11.10620	$12.10003	0
01/01/2013 to 12/31/2013	$12.10003	$15.27540	0
01/01/2014 to 12/31/2014	$15.27540	$16.54812	0
01/01/2015 to 12/31/2015	$16.54812	$16.94057	0

ProFund VP Consumer Services
05/01/2008* to 12/31/2008	$10.26798	$7.03865	0
01/01/2009 to 12/31/2009	$7.03865	$9.04847	0
01/01/2010 to 12/31/2010	$9.04847	$10.79503	0
01/01/2011 to 12/31/2011	$10.79503	$11.19316	0
01/01/2012 to 12/31/2012	$11.19316	$13.43131	0
01/01/2013 to 12/31/2013	$13.43131	$18.46334	0
01/01/2014 to 12/31/2014	$18.46334	$20.40697	0
01/01/2015 to 12/31/2015	$20.40697	$20.99646	0

ProFund VP Financials
05/01/2008* to 12/31/2008	$10.38568	$5.26922	0
01/01/2009 to 12/31/2009	$5.26922	$5.95576	0
01/01/2010 to 12/31/2010	$5.95576	$6.49311	0
01/01/2011 to 12/31/2011	$6.49311	$5.49890	0
01/01/2012 to 12/31/2012	$5.49890	$6.74064	0
01/01/2013 to 12/31/2013	$6.74064	$8.74973	0
01/01/2014 to 12/31/2014	$8.74973	$9.71002	0
01/01/2015 to 12/31/2015	$9.71002	$9.40030	0

ProFund VP Health Care
05/01/2008* to 12/31/2008	$10.15190	$8.33164	0
01/01/2009 to 12/31/2009	$8.33164	$9.78962	0
01/01/2010 to 12/31/2010	$9.78962	$9.89495	0
01/01/2011 to 12/31/2011	$9.89495	$10.70857	0
01/01/2012 to 12/31/2012	$10.70857	$12.35577	0
01/01/2013 to 12/31/2013	$12.35577	$16.97125	0
01/01/2014 to 12/31/2014	$16.97125	$20.63234	0
01/01/2015 to 12/31/2015	$20.63234	$21.29607	0

ProFund VP Industrials
05/01/2008* to 12/31/2008	$10.16541	$6.09361	0
01/01/2009 to 12/31/2009	$6.09361	$7.43189	0
01/01/2010 to 12/31/2010	$7.43189	$9.03877	0
01/01/2011 to 12/31/2011	$9.03877	$8.72496	0
01/01/2012 to 12/31/2012	$8.72496	$9.92947	0
01/01/2013 to 12/31/2013	$9.92947	$13.48547	0
01/01/2014 to 12/31/2014	$13.48547	$13.99274	0
01/01/2015 to 12/31/2015	$13.99274	$13.28166	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
05/01/2008* to 12/31/2008	$10.11064	$6.71288	0
01/01/2009 to 12/31/2009	$6.71288	$8.55914	0
01/01/2010 to 12/31/2010	$8.55914	$9.52092	0
01/01/2011 to 12/31/2011	$9.52092	$9.65031	0
01/01/2012 to 12/31/2012	$9.65031	$10.69021	0
01/01/2013 to 12/31/2013	$10.69021	$13.72827	0
01/01/2014 to 12/31/2014	$13.72827	$15.23632	0
01/01/2015 to 12/31/2015	$15.23632	$15.53688	0

ProFund VP Large-Cap Value
05/01/2008* to 12/31/2008	$10.24142	$6.26824	0
01/01/2009 to 12/31/2009	$6.26824	$7.35964	0
01/01/2010 to 12/31/2010	$7.35964	$8.16578	0
01/01/2011 to 12/31/2011	$8.16578	$7.92286	0
01/01/2012 to 12/31/2012	$7.92286	$8.98707	0
01/01/2013 to 12/31/2013	$8.98707	$11.47276	0
01/01/2014 to 12/31/2014	$11.47276	$12.45644	0
01/01/2015 to 12/31/2015	$12.45644	$11.66249	0

ProFund VP Mid-Cap Growth
05/01/2008* to 12/31/2008	$10.07241	$6.19635	0
01/01/2009 to 12/31/2009	$6.19635	$8.42323	0
01/01/2010 to 12/31/2010	$8.42323	$10.63105	0
01/01/2011 to 12/31/2011	$10.63105	$10.14625	0
01/01/2012 to 12/31/2012	$10.14625	$11.50518	0
01/01/2013 to 12/31/2013	$11.50518	$14.75887	0
01/01/2014 to 12/31/2014	$14.75887	$15.35960	0
01/01/2015 to 12/31/2015	$15.35960	$15.13820	0

ProFund VP Mid-Cap Value
05/01/2008* to 12/31/2008	$10.18839	$6.46059	0
01/01/2009 to 12/31/2009	$6.46059	$8.30972	0
01/01/2010 to 12/31/2010	$8.30972	$9.83711	0
01/01/2011 to 12/31/2011	$9.83711	$9.28873	0
01/01/2012 to 12/31/2012	$9.28873	$10.64081	0
01/01/2013 to 12/31/2013	$10.64081	$13.82099	0
01/01/2014 to 12/31/2014	$13.82099	$14.96681	0
01/01/2015 to 12/31/2015	$14.96681	$13.49954	0

ProFund VP Real Estate
05/01/2008* to 12/31/2008	$10.25889	$5.51517	0
01/01/2009 to 12/31/2009	$5.51517	$6.93246	0
01/01/2010 to 12/31/2010	$6.93246	$8.49560	0
01/01/2011 to 12/31/2011	$8.49560	$8.74636	0
01/01/2012 to 12/31/2012	$8.74636	$10.07171	0
01/01/2013 to 12/31/2013	$10.07171	$9.90758	0
01/01/2014 to 12/31/2014	$9.90758	$12.17321	0
01/01/2015 to 12/31/2015	$12.17321	$12.00261	0

ProFund VP Small-Cap Growth
05/01/2008* to 12/31/2008	$10.11354	$6.80592	0
01/01/2009 to 12/31/2009	$6.80592	$8.43928	0
01/01/2010 to 12/31/2010	$8.43928	$10.42789	0
01/01/2011 to 12/31/2011	$10.42789	$10.38015	0
01/01/2012 to 12/31/2012	$10.38015	$11.47463	0
01/01/2013 to 12/31/2013	$11.47463	$15.83628	0
01/01/2014 to 12/31/2014	$15.83628	$15.90207	0
01/01/2015 to 12/31/2015	$15.90207	$15.81181	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
05/01/2008* to 12/31/2008	$10.22853	$7.17514	0
01/01/2009 to 12/31/2009	$7.17514	$8.49036	0
01/01/2010 to 12/31/2010	$8.49036	$10.18870	0
01/01/2011 to 12/31/2011	$10.18870	$9.60286	0
01/01/2012 to 12/31/2012	$9.60286	$10.96210	0
01/01/2013 to 12/31/2013	$10.96210	$14.83256	0
01/01/2014 to 12/31/2014	$14.83256	$15.42487	0
01/01/2015 to 12/31/2015	$15.42487	$13.90456	0

ProFund VP Telecommunications
05/01/2008* to 12/31/2008	$10.27811	$7.26466	0
01/01/2009 to 12/31/2009	$7.26466	$7.66228	0
01/01/2010 to 12/31/2010	$7.66228	$8.71192	0
01/01/2011 to 12/31/2011	$8.71192	$8.72229	0
01/01/2012 to 12/31/2012	$8.72229	$9.98789	0
01/01/2013 to 12/31/2013	$9.98789	$11.00083	0
01/01/2014 to 12/31/2014	$11.00083	$10.87277	0
01/01/2015 to 12/31/2015	$10.87277	$10.84842	0

ProFund VP Utilities
05/01/2008* to 12/31/2008	$10.09856	$7.21133	0
01/01/2009 to 12/31/2009	$7.21133	$7.84816	0
01/01/2010 to 12/31/2010	$7.84816	$8.17220	0
01/01/2011 to 12/31/2011	$8.17220	$9.43829	0
01/01/2012 to 12/31/2012	$9.43829	$9.28874	0
01/01/2013 to 12/31/2013	$9.28874	$10.34438	0
01/01/2014 to 12/31/2014	$10.34438	$12.79810	0
01/01/2015 to 12/31/2015	$12.79810	$11.77262	0

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With only HD GRO (1.85%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.10395	$7.16664	0
01/01/2009 to 12/31/2009	$7.16664	$8.75036	0
01/01/2010 to 12/31/2010	$8.75036	$9.61939	0
01/01/2011 to 12/31/2011	$9.61939	$9.19378	0
01/01/2012 to 12/31/2012	$9.19378	$10.16082	0
01/01/2013 to 12/31/2013	$10.16082	$10.97131	0
01/01/2014 to 12/31/2014	$10.97131	$11.18347	0
01/01/2015 to 12/31/2015	$11.18347	$10.62680	0

AST Advanced Strategies Portfolio
01/28/2008 to 12/31/2008	$10.08802	$7.27132	0
01/01/2009 to 12/31/2009	$7.27132	$9.00981	0
01/01/2010 to 12/31/2010	$9.00981	$10.05863	0
01/01/2011 to 12/31/2011	$10.05863	$9.88727	0
01/01/2012 to 12/31/2012	$9.88727	$11.03232	0
01/01/2013 to 12/31/2013	$11.03232	$12.62536	0
01/01/2014 to 12/31/2014	$12.62536	$13.15313	0
01/01/2015 to 12/31/2015	$13.15313	$13.01786	0

AST American Century Income & Growth Portfolio
01/28/2008 to 12/31/2008	$10.14765	$7.01177	0
01/01/2009 to 12/31/2009	$7.01177	$8.10814	0
01/01/2010 to 12/31/2010	$8.10814	$9.06318	0
01/01/2011 to 12/31/2011	$9.06318	$9.21655	0
01/01/2012 to 05/04/2012	$9.21655	$10.00846	0

AST Balanced Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.08599	$7.38927	0
01/01/2009 to 12/31/2009	$7.38927	$8.94528	0
01/01/2010 to 12/31/2010	$8.94528	$9.86436	0
01/01/2011 to 12/31/2011	$9.86436	$9.56771	0
01/01/2012 to 12/31/2012	$9.56771	$10.56555	0
01/01/2013 to 12/31/2013	$10.56555	$12.20435	0
01/01/2014 to 12/31/2014	$12.20435	$12.76411	0
01/01/2015 to 12/31/2015	$12.76411	$12.59187	0

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99849	$9.15655	0
01/01/2012 to 12/31/2012	$9.15655	$10.05939	0
01/01/2013 to 12/31/2013	$10.05939	$10.94863	0
01/01/2014 to 12/31/2014	$10.94863	$11.27593	0
01/01/2015 to 12/31/2015	$11.27593	$10.73889	0

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99849	$10.48806	0
01/01/2014 to 12/31/2014	$10.48806	$10.66601	0
01/01/2015 to 12/31/2015	$10.66601	$10.50080	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/28/2008 to 12/31/2008	$10.00706	$9.66787	0
01/01/2009 to 12/31/2009	$9.66787	$10.46317	0
01/01/2010 to 12/31/2010	$10.46317	$10.67366	0
01/01/2011 to 12/31/2011	$10.67366	$10.71554	0
01/01/2012 to 12/31/2012	$10.71554	$11.01459	0
01/01/2013 to 12/31/2013	$11.01459	$10.57949	0
01/01/2014 to 12/31/2014	$10.57949	$10.37734	0
01/01/2015 to 12/31/2015	$10.37734	$10.23801	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/28/2008 to 12/31/2008	$10.01461	$9.36846	0
01/01/2009 to 12/31/2009	$9.36846	$10.71847	0
01/01/2010 to 12/31/2010	$10.71847	$11.33604	0
01/01/2011 to 12/31/2011	$11.33604	$11.48422	0
01/01/2012 to 12/31/2012	$11.48422	$12.32649	0
01/01/2013 to 12/31/2013	$12.32649	$11.88023	0
01/01/2014 to 12/31/2014	$11.88023	$12.15803	0
01/01/2015 to 12/31/2015	$12.15803	$11.68555	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99900	$9.37653	0
01/01/2010 to 12/31/2010	$9.37653	$10.17996	0
01/01/2011 to 12/31/2011	$10.17996	$10.95882	0
01/01/2012 to 12/31/2012	$10.95882	$11.20758	0
01/01/2013 to 12/31/2013	$11.20758	$10.92828	0
01/01/2014 to 12/31/2014	$10.92828	$10.77922	0
01/01/2015 to 12/31/2015	$10.77922	$10.55918	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99850	$12.03290	0
01/01/2009 to 12/31/2009	$12.03290	$11.09949	0
01/01/2010 to 12/31/2010	$11.09949	$12.11684	0
01/01/2011 to 12/31/2011	$12.11684	$13.51263	0
01/01/2012 to 12/31/2012	$13.51263	$14.02521	0
01/01/2013 to 12/31/2013	$14.02521	$13.33768	0
01/01/2014 to 12/31/2014	$13.33768	$13.44398	0
01/01/2015 to 12/31/2015	$13.44398	$13.30668	0

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99850	$12.10174	0
01/01/2009 to 12/31/2009	$12.10174	$10.96689	0
01/01/2010 to 12/31/2010	$10.96689	$11.99103	0
01/01/2011 to 12/31/2011	$11.99103	$13.65410	0
01/01/2012 to 12/31/2012	$13.65410	$14.19109	0
01/01/2013 to 12/31/2013	$14.19109	$13.26017	0
01/01/2014 to 12/31/2014	$13.26017	$13.57445	0
01/01/2015 to 12/31/2015	$13.57445	$13.47057	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99900	$8.78733	0
01/01/2010 to 12/31/2010	$8.78733	$9.64967	0
01/01/2011 to 12/31/2011	$9.64967	$11.24415	0
01/01/2012 to 12/31/2012	$11.24415	$11.73723	0
01/01/2013 to 12/31/2013	$11.73723	$10.77318	0
01/01/2014 to 12/31/2014	$10.77318	$11.22894	0
01/01/2015 to 12/31/2015	$11.22894	$11.19334	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99799	$11.00652	0
01/01/2011 to 12/31/2011	$11.00652	$13.00070	0
01/01/2012 to 12/31/2012	$13.00070	$13.63134	0
01/01/2013 to 12/31/2013	$13.63134	$12.44678	0
01/01/2014 to 12/31/2014	$12.44678	$13.15927	0
01/01/2015 to 12/31/2015	$13.15927	$13.15067	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99849	$12.01851	0
01/01/2012 to 12/31/2012	$12.01851	$12.48985	0
01/01/2013 to 12/31/2013	$12.48985	$11.06789	0
01/01/2014 to 12/31/2014	$11.06789	$11.99362	0
01/01/2015 to 12/31/2015	$11.99362	$12.02252	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99800	$10.39724	0
01/01/2013 to 12/31/2013	$10.39724	$9.16722	0
01/01/2014 to 12/31/2014	$9.16722	$10.13653	0
01/01/2015 to 12/31/2015	$10.13653	$10.22188	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99900	$8.74800	0
01/01/2014 to 12/31/2014	$8.74800	$9.84236	0
01/01/2015 to 12/31/2015	$9.84236	$9.93806	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99900	$11.30095	0
01/01/2015 to 12/31/2015	$11.30095	$11.31735	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99900	$9.93618	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14526	$10.29808	0
01/01/2010 to 12/31/2010	$10.29808	$11.49876	0
01/01/2011 to 12/31/2011	$11.49876	$10.62722	0
01/01/2012 to 12/31/2012	$10.62722	$11.81471	0
01/01/2013 to 12/31/2013	$11.81471	$15.24606	0
01/01/2014 to 12/31/2014	$15.24606	$16.50578	0
01/01/2015 to 12/31/2015	$16.50578	$15.43367	0

AST Capital Growth Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.12055	$6.93669	0
01/01/2009 to 12/31/2009	$6.93669	$8.53583	0
01/01/2010 to 12/31/2010	$8.53583	$9.50184	0
01/01/2011 to 12/31/2011	$9.50184	$9.10312	0
01/01/2012 to 12/31/2012	$9.10312	$10.16400	0
01/01/2013 to 12/31/2013	$10.16400	$12.24281	0
01/01/2014 to 12/31/2014	$12.24281	$12.86132	0
01/01/2015 to 12/31/2015	$12.86132	$12.69506	0

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99849	$11.64623	0
01/01/2014 to 12/31/2014	$11.64623	$12.99077	0
01/01/2015 to 12/31/2015	$12.99077	$12.29913	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/28/2008 to 12/31/2008	$10.37360	$6.59689	0
01/01/2009 to 12/31/2009	$6.59689	$8.54514	0
01/01/2010 to 12/31/2010	$8.54514	$10.79717	0
01/01/2011 to 12/31/2011	$10.79717	$11.29999	0
01/01/2012 to 12/31/2012	$11.29999	$12.79714	0
01/01/2013 to 12/31/2013	$12.79714	$12.95833	0
01/01/2014 to 12/31/2014	$12.95833	$16.65622	0
01/01/2015 to 12/31/2015	$16.65622	$17.14588	0

AST DeAm Small-Cap Value Portfolio
01/28/2008 to 07/18/2008	$10.26292	$10.02457	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99849	$9.67816	0
01/01/2014 to 12/31/2014	$9.67816	$9.98722	0
01/01/2015 to 12/31/2015	$9.98722	$9.79619	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10356	$7.49830	0
01/01/2009 to 12/31/2009	$7.49830	$8.92512	0
01/01/2010 to 12/31/2010	$8.92512	$9.93066	0
01/01/2011 to 12/31/2011	$9.93066	$9.50955	0
01/01/2012 to 12/31/2012	$9.50955	$10.60963	0
01/01/2013 to 12/31/2013	$10.60963	$12.41950	0
01/01/2014 to 12/31/2014	$12.41950	$12.89119	0
01/01/2015 to 10/16/2015	$12.89119	$12.84209	0

AST FI Pyramis® Quantitative Portfolio
01/28/2008 to 12/31/2008	$10.11733	$6.82289	0
01/01/2009 to 12/31/2009	$6.82289	$8.29675	0
01/01/2010 to 12/31/2010	$8.29675	$9.31618	0
01/01/2011 to 12/31/2011	$9.31618	$9.00962	0
01/01/2012 to 12/31/2012	$9.00962	$9.78639	0
01/01/2013 to 12/31/2013	$9.78639	$11.02685	0
01/01/2014 to 12/31/2014	$11.02685	$11.16769	0
01/01/2015 to 12/31/2015	$11.16769	$11.07350	0

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99850	$7.46733	0
01/01/2009 to 11/13/2009	$7.46733	$8.33949	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99850	$10.73589	0
01/01/2013 to 12/31/2013	$10.73589	$13.12050	0
01/01/2014 to 12/31/2014	$13.12050	$13.29157	0
01/01/2015 to 10/16/2015	$13.29157	$12.71865	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99849	$10.80409	0
01/01/2014 to 12/31/2014	$10.80409	$10.87933	0
01/01/2015 to 10/16/2015	$10.87933	$10.37059	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17518	$6.10873	0
01/01/2009 to 12/31/2009	$6.10873	$8.10294	0
01/01/2010 to 12/31/2010	$8.10294	$9.56280	0
01/01/2011 to 12/31/2011	$9.56280	$8.91628	0
01/01/2012 to 12/31/2012	$8.91628	$11.10055	0
01/01/2013 to 12/31/2013	$11.10055	$11.37283	0
01/01/2014 to 12/31/2014	$11.37283	$12.72096	0
01/01/2015 to 12/31/2015	$12.72096	$12.47872	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/28/2008 to 12/31/2008	$10.08749	$6.61764	0
01/01/2009 to 12/31/2009	$6.61764	$9.70713	0
01/01/2010 to 12/31/2010	$9.70713	$10.51133	0
01/01/2011 to 12/31/2011	$10.51133	$9.91228	0
01/01/2012 to 12/31/2012	$9.91228	$11.65557	0
01/01/2013 to 12/31/2013	$11.65557	$14.84719	0
01/01/2014 to 02/07/2014	$14.84719	$14.60366	0

AST Goldman Sachs Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.16540	$6.38454	0
01/01/2009 to 12/31/2009	$6.38454	$7.47138	0
01/01/2010 to 12/31/2010	$7.47138	$8.28096	0
01/01/2011 to 12/31/2011	$8.28096	$7.68208	0
01/01/2012 to 12/31/2012	$7.68208	$9.02579	0
01/01/2013 to 12/31/2013	$9.02579	$11.83446	0
01/01/2014 to 12/31/2014	$11.83446	$13.14540	0
01/01/2015 to 12/31/2015	$13.14540	$12.31025	0

AST Goldman Sachs Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.19081	$6.55906	0
01/01/2009 to 12/31/2009	$6.55906	$10.11672	0
01/01/2010 to 12/31/2010	$10.11672	$11.90223	0
01/01/2011 to 12/31/2011	$11.90223	$11.33841	0
01/01/2012 to 12/31/2012	$11.33841	$13.31569	0
01/01/2013 to 12/31/2013	$13.31569	$17.28268	0
01/01/2014 to 12/31/2014	$17.28268	$18.92483	0
01/01/2015 to 12/31/2015	$18.92483	$17.52460	0

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08923	$7.60711	0
01/01/2009 to 12/31/2009	$7.60711	$9.21533	0
01/01/2010 to 12/31/2010	$9.21533	$10.09734	0
01/01/2011 to 12/31/2011	$10.09734	$9.86393	0
01/01/2012 to 12/31/2012	$9.86393	$10.66563	0
01/01/2013 to 12/31/2013	$10.66563	$11.50030	0
01/01/2014 to 12/31/2014	$11.50030	$11.74777	0
01/01/2015 to 12/31/2015	$11.74777	$11.42947	0

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03338	$7.63362	0
01/01/2009 to 12/31/2009	$7.63362	$9.50718	0
01/01/2010 to 12/31/2010	$9.50718	$11.83301	0
01/01/2011 to 12/31/2011	$11.83301	$11.76964	0
01/01/2012 to 12/31/2012	$11.76964	$13.36861	0
01/01/2013 to 12/31/2013	$13.36861	$18.22040	0
01/01/2014 to 12/31/2014	$18.22040	$19.17717	0
01/01/2015 to 12/31/2015	$19.17717	$17.79418	0

AST Herndon Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.20683	$6.72004	0
01/01/2009 to 12/31/2009	$6.72004	$7.80265	0
01/01/2010 to 12/31/2010	$7.80265	$8.61419	0
01/01/2011 to 12/31/2011	$8.61419	$8.41633	0
01/01/2012 to 12/31/2012	$8.41633	$9.37066	0
01/01/2013 to 12/31/2013	$9.37066	$12.38654	0
01/01/2014 to 12/31/2014	$12.38654	$12.35098	0
01/01/2015 to 12/31/2015	$12.35098	$11.39133	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST High Yield Portfolio
01/28/2008 to 12/31/2008	$9.99850	$7.38620	0
01/01/2009 to 12/31/2009	$7.38620	$9.83037	0
01/01/2010 to 12/31/2010	$9.83037	$10.95488	0
01/01/2011 to 12/31/2011	$10.95488	$11.09746	0
01/01/2012 to 12/31/2012	$11.09746	$12.40731	0
01/01/2013 to 12/31/2013	$12.40731	$13.05662	0
01/01/2014 to 12/31/2014	$13.05662	$13.14740	0
01/01/2015 to 12/31/2015	$13.14740	$12.44854	0

AST International Growth Portfolio
01/28/2008 to 12/31/2008	$10.09763	$5.53501	0
01/01/2009 to 12/31/2009	$5.53501	$7.35213	0
01/01/2010 to 12/31/2010	$7.35213	$8.26511	0
01/01/2011 to 12/31/2011	$8.26511	$7.06636	0
01/01/2012 to 12/31/2012	$7.06636	$8.35084	0
01/01/2013 to 12/31/2013	$8.35084	$9.76163	0
01/01/2014 to 12/31/2014	$9.76163	$9.05479	0
01/01/2015 to 12/31/2015	$9.05479	$9.17021	0

AST International Value Portfolio
01/28/2008 to 12/31/2008	$10.06506	$6.19823	0
01/01/2009 to 12/31/2009	$6.19823	$7.94167	0
01/01/2010 to 12/31/2010	$7.94167	$8.66176	0
01/01/2011 to 12/31/2011	$8.66176	$7.43734	0
01/01/2012 to 12/31/2012	$7.43734	$8.51983	0
01/01/2013 to 12/31/2013	$8.51983	$9.99348	0
01/01/2014 to 12/31/2014	$9.99348	$9.15424	0
01/01/2015 to 12/31/2015	$9.15424	$9.06144	0

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11174	$7.13162	0
01/01/2009 to 12/31/2009	$7.13162	$8.86931	0
01/01/2010 to 12/31/2010	$8.86931	$9.91149	0
01/01/2011 to 12/31/2011	$9.91149	$9.67629	0
01/01/2012 to 12/31/2012	$9.67629	$10.79078	0
01/01/2013 to 12/31/2013	$10.79078	$12.31982	0
01/01/2014 to 12/31/2014	$12.31982	$12.86582	0
01/01/2015 to 12/31/2015	$12.86582	$12.49975	0

AST J.P. Morgan International Equity Portfolio
01/28/2008 to 12/31/2008	$10.08289	$6.38994	0
01/01/2009 to 12/31/2009	$6.38994	$8.52506	0
01/01/2010 to 12/31/2010	$8.52506	$8.97041	0
01/01/2011 to 12/31/2011	$8.97041	$8.00175	0
01/01/2012 to 12/31/2012	$8.00175	$9.57746	0
01/01/2013 to 12/31/2013	$9.57746	$10.84802	0
01/01/2014 to 12/31/2014	$10.84802	$9.97294	0
01/01/2015 to 12/31/2015	$9.97294	$9.51811	0

AST J.P. Morgan Strategic Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.12771	$7.99996	0
01/01/2009 to 12/31/2009	$7.99996	$9.58414	0
01/01/2010 to 12/31/2010	$9.58414	$10.09878	0
01/01/2011 to 12/31/2011	$10.09878	$9.93872	0
01/01/2012 to 12/31/2012	$9.93872	$10.80394	0
01/01/2013 to 12/31/2013	$10.80394	$11.77797	0
01/01/2014 to 12/31/2014	$11.77797	$12.19416	0
01/01/2015 to 12/31/2015	$12.19416	$11.95073	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08388	$10.28832	0
01/01/2010 to 12/31/2010	$10.28832	$11.24469	0
01/01/2011 to 12/31/2011	$11.24469	$11.11385	0
01/01/2012 to 12/31/2012	$11.11385	$12.56890	0
01/01/2013 to 12/31/2013	$12.56890	$16.84433	0
01/01/2014 to 12/31/2014	$16.84433	$18.11011	0
01/01/2015 to 12/31/2015	$18.11011	$19.67203	0

AST Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.24634	$6.22258	0
01/01/2009 to 12/31/2009	$6.22258	$7.29691	0
01/01/2010 to 12/31/2010	$7.29691	$8.10718	0
01/01/2011 to 12/31/2011	$8.10718	$7.62714	0
01/01/2012 to 12/31/2012	$7.62714	$8.75296	0
01/01/2013 to 12/31/2013	$8.75296	$12.01971	0
01/01/2014 to 12/31/2014	$12.01971	$13.42365	0
01/01/2015 to 12/31/2015	$13.42365	$12.14700	0

AST Loomis Sayles Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.13273	$6.23147	0
01/01/2009 to 12/31/2009	$6.23147	$7.93905	0
01/01/2010 to 12/31/2010	$7.93905	$9.33451	0
01/01/2011 to 12/31/2011	$9.33451	$9.08145	0
01/01/2012 to 12/31/2012	$9.08145	$10.00992	0
01/01/2013 to 12/31/2013	$10.00992	$13.42638	0
01/01/2014 to 12/31/2014	$13.42638	$14.57861	0
01/01/2015 to 12/31/2015	$14.57861	$15.75546	0

AST Lord Abbett Core Fixed Income Portfolio
01/28/2008 to 12/31/2008	$10.01615	$7.71780	0
01/01/2009 to 12/31/2009	$7.71780	$10.19986	0
01/01/2010 to 12/31/2010	$10.19986	$11.35808	0
01/01/2011 to 12/31/2011	$11.35808	$12.28631	0
01/01/2012 to 12/31/2012	$12.28631	$12.77812	0
01/01/2013 to 12/31/2013	$12.77812	$12.29501	0
01/01/2014 to 12/31/2014	$12.29501	$12.84292	0
01/01/2015 to 12/31/2015	$12.84292	$12.53603	0

AST MFS Global Equity Portfolio
01/28/2008 to 12/31/2008	$10.11068	$7.18067	0
01/01/2009 to 12/31/2009	$7.18067	$9.27153	0
01/01/2010 to 12/31/2010	$9.27153	$10.19976	0
01/01/2011 to 12/31/2011	$10.19976	$9.70101	0
01/01/2012 to 12/31/2012	$9.70101	$11.72263	0
01/01/2013 to 12/31/2013	$11.72263	$14.69034	0
01/01/2014 to 12/31/2014	$14.69034	$14.94715	0
01/01/2015 to 12/31/2015	$14.94715	$14.46054	0

AST MFS Growth Portfolio
01/28/2008 to 12/31/2008	$10.13129	$6.93335	0
01/01/2009 to 12/31/2009	$6.93335	$8.46192	0
01/01/2010 to 12/31/2010	$8.46192	$9.37047	0
01/01/2011 to 12/31/2011	$9.37047	$9.14583	0
01/01/2012 to 12/31/2012	$9.14583	$10.51361	0
01/01/2013 to 12/31/2013	$10.51361	$14.11178	0
01/01/2014 to 12/31/2014	$14.11178	$15.06224	0
01/01/2015 to 12/31/2015	$15.06224	$15.85780	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99850	$10.19036	0
01/01/2013 to 12/31/2013	$10.19036	$13.45754	0
01/01/2014 to 12/31/2014	$13.45754	$14.56310	0
01/01/2015 to 12/31/2015	$14.56310	$14.19521	0

AST Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.23659	$6.71760	0
01/01/2009 to 12/31/2009	$6.71760	$9.16033	0
01/01/2010 to 12/31/2010	$9.16033	$11.11736	0
01/01/2011 to 12/31/2011	$11.11736	$10.53894	0
01/01/2012 to 12/31/2012	$10.53894	$12.25230	0
01/01/2013 to 12/31/2013	$12.25230	$15.92928	0
01/01/2014 to 12/31/2014	$15.92928	$17.98118	0
01/01/2015 to 12/31/2015	$17.98118	$16.48790	0

AST Money Market Portfolio
01/28/2008 to 12/31/2008	$9.99955	$10.04509	0
01/01/2009 to 12/31/2009	$10.04509	$9.88700	0
01/01/2010 to 12/31/2010	$9.88700	$9.70981	0
01/01/2011 to 12/31/2011	$9.70981	$9.53571	0
01/01/2012 to 12/31/2012	$9.53571	$9.36303	0
01/01/2013 to 12/31/2013	$9.36303	$9.19288	0
01/01/2014 to 12/31/2014	$9.19288	$9.02580	0
01/01/2015 to 12/31/2015	$9.02580	$8.86164	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.18454	$6.36646	0
01/01/2009 to 12/31/2009	$6.36646	$8.79151	0
01/01/2010 to 12/31/2010	$8.79151	$10.65479	0
01/01/2011 to 12/31/2011	$10.65479	$10.20166	0
01/01/2012 to 12/31/2012	$10.20166	$11.73173	0
01/01/2013 to 12/31/2013	$11.73173	$16.35740	0
01/01/2014 to 12/31/2014	$16.35740	$18.34902	0
01/01/2015 to 12/31/2015	$18.34902	$17.00011	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02840	$10.06785	0
01/01/2012 to 12/31/2012	$10.06785	$10.36637	0
01/01/2013 to 12/31/2013	$10.36637	$9.88972	0
01/01/2014 to 12/31/2014	$9.88972	$10.21030	0
01/01/2015 to 10/16/2015	$10.21030	$10.16914	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.12579	$6.40164	0
01/01/2009 to 12/31/2009	$6.40164	$8.15779	0
01/01/2010 to 12/31/2010	$8.15779	$10.30649	0
01/01/2011 to 12/31/2011	$10.30649	$10.29024	0
01/01/2012 to 12/31/2012	$10.29024	$11.35405	0
01/01/2013 to 12/31/2013	$11.35405	$14.78329	0
01/01/2014 to 12/31/2014	$14.78329	$15.66713	0
01/01/2015 to 10/16/2015	$15.66713	$16.04418	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.06329	$6.53930	0
01/01/2009 to 12/31/2009	$6.53930	$7.86926	0
01/01/2010 to 12/31/2010	$7.86926	$9.29221	0
01/01/2011 to 04/29/2011	$9.29221	$10.41690	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99850	$10.31183	0
01/01/2013 to 12/31/2013	$10.31183	$12.03955	0
01/01/2014 to 12/31/2014	$12.03955	$12.42825	0
01/01/2015 to 12/31/2015	$12.42825	$12.05095	0

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10124	$5.56961	0
01/01/2009 to 12/31/2009	$5.56961	$9.10580	0
01/01/2010 to 12/31/2010	$9.10580	$10.93147	0
01/01/2011 to 12/31/2011	$10.93147	$8.55733	0
01/01/2012 to 12/31/2012	$8.55733	$9.90799	0
01/01/2013 to 12/31/2013	$9.90799	$9.74958	0
01/01/2014 to 12/31/2014	$9.74958	$9.12418	0
01/01/2015 to 12/31/2015	$9.12418	$7.45993	0

AST Preservation Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.05958	$8.12914	0
01/01/2009 to 12/31/2009	$8.12914	$9.58079	0
01/01/2010 to 12/31/2010	$9.58079	$10.40137	0
01/01/2011 to 12/31/2011	$10.40137	$10.31451	0
01/01/2012 to 12/31/2012	$10.31451	$11.17743	0
01/01/2013 to 12/31/2013	$11.17743	$11.98537	0
01/01/2014 to 12/31/2014	$11.98537	$12.44720	0
01/01/2015 to 12/31/2015	$12.44720	$12.23861	0

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01841	$10.06769	0
01/01/2012 to 12/31/2012	$10.06769	$10.58738	0
01/01/2013 to 12/31/2013	$10.58738	$10.15469	0
01/01/2014 to 12/31/2014	$10.15469	$10.57452	0
01/01/2015 to 12/31/2015	$10.57452	$10.35454	0

AST Prudential Growth Allocation Portfolio
01/28/2008 to 12/31/2008	$10.15532	$6.34463	0
01/01/2009 to 12/31/2009	$6.34463	$7.84746	0
01/01/2010 to 12/31/2010	$7.84746	$9.17030	0
01/01/2011 to 12/31/2011	$9.17030	$8.44447	0
01/01/2012 to 12/31/2012	$8.44447	$9.36218	0
01/01/2013 to 12/31/2013	$9.36218	$10.75724	0
01/01/2014 to 12/31/2014	$10.75724	$11.53332	0
01/01/2015 to 12/31/2015	$11.53332	$11.25451	0

AST QMA US Equity Alpha Portfolio
01/28/2008 to 12/31/2008	$10.17592	$6.65612	0
01/01/2009 to 12/31/2009	$6.65612	$7.96135	0
01/01/2010 to 12/31/2010	$7.96135	$8.99312	0
01/01/2011 to 12/31/2011	$8.99312	$9.13532	0
01/01/2012 to 12/31/2012	$9.13532	$10.65579	0
01/01/2013 to 12/31/2013	$10.65579	$13.85493	0
01/01/2014 to 12/31/2014	$13.85493	$15.94482	0
01/01/2015 to 12/31/2015	$15.94482	$16.13726	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99849	$8.88986	0
01/01/2012 to 12/31/2012	$8.88986	$9.87653	0
01/01/2013 to 12/31/2013	$9.87653	$11.86912	0
01/01/2014 to 12/31/2014	$11.86912	$12.41108	0
01/01/2015 to 12/31/2015	$12.41108	$12.20399	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08105	$7.33826	0
01/01/2009 to 12/31/2009	$7.33826	$8.89004	0
01/01/2010 to 12/31/2010	$8.89004	$9.76900	0
01/01/2011 to 12/31/2011	$9.76900	$9.41752	0
01/01/2012 to 12/31/2012	$9.41752	$10.19690	0
01/01/2013 to 12/31/2013	$10.19690	$11.25710	0
01/01/2014 to 12/31/2014	$11.25710	$11.62067	0
01/01/2015 to 12/31/2015	$11.62067	$11.39065	0

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09923	$6.69002	0
01/01/2009 to 12/31/2009	$6.69002	$8.33217	0
01/01/2010 to 12/31/2010	$8.33217	$9.35429	0
01/01/2011 to 12/31/2011	$9.35429	$8.96522	0
01/01/2012 to 12/31/2012	$8.96522	$10.20193	0
01/01/2013 to 12/31/2013	$10.20193	$11.82550	0
01/01/2014 to 12/31/2014	$11.82550	$12.24138	0
01/01/2015 to 12/31/2015	$12.24138	$11.95373	0

AST Schroders Multi-Asset World Strategies Portfolio
01/28/2008 to 12/31/2008	$10.08200	$7.31629	0
01/01/2009 to 12/31/2009	$7.31629	$9.15270	0
01/01/2010 to 12/31/2010	$9.15270	$10.04800	0
01/01/2011 to 12/31/2011	$10.04800	$9.53223	0
01/01/2012 to 12/31/2012	$9.53223	$10.40121	0
01/01/2013 to 12/31/2013	$10.40121	$11.68291	0
01/01/2014 to 12/31/2014	$11.68291	$11.81897	0
01/01/2015 to 10/16/2015	$11.81897	$11.48029	0

AST Small-Cap Growth Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.12595	$6.22880	0
01/01/2009 to 12/31/2009	$6.22880	$8.11317	0
01/01/2010 to 12/31/2010	$8.11317	$10.55827	0
01/01/2011 to 12/31/2011	$10.55827	$9.00747	0
01/01/2012 to 12/31/2012	$9.00747	$10.61886	0
01/01/2013 to 12/31/2013	$10.61886	$14.68103	0
01/01/2014 to 12/31/2014	$14.68103	$15.12653	0
01/01/2015 to 12/31/2015	$15.12653	$15.05001	0

AST Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.18954	$7.25288	0
01/01/2009 to 12/31/2009	$7.25288	$9.53575	0
01/01/2010 to 12/31/2010	$9.53575	$12.77229	0
01/01/2011 to 12/31/2011	$12.77229	$12.41776	0
01/01/2012 to 12/31/2012	$12.41776	$13.67631	0
01/01/2013 to 12/31/2013	$13.67631	$18.15120	0
01/01/2014 to 12/31/2014	$18.15120	$18.50211	0
01/01/2015 to 12/31/2015	$18.50211	$18.30871	0

AST Small-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.23196	$7.58670	0
01/01/2009 to 12/31/2009	$7.58670	$9.46019	0
01/01/2010 to 12/31/2010	$9.46019	$11.70297	0
01/01/2011 to 12/31/2011	$11.70297	$10.80386	0
01/01/2012 to 12/31/2012	$10.80386	$12.53362	0
01/01/2013 to 12/31/2013	$12.53362	$16.90871	0
01/01/2014 to 12/31/2014	$16.90871	$17.47615	0
01/01/2015 to 12/31/2015	$17.47615	$16.41912	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.09815	$7.70256	0
01/01/2009 to 12/31/2009	$7.70256	$9.38822	0
01/01/2010 to 12/31/2010	$9.38822	$10.28094	0
01/01/2011 to 12/31/2011	$10.28094	$10.29471	0
01/01/2012 to 12/31/2012	$10.29471	$11.47165	0
01/01/2013 to 12/31/2013	$11.47165	$13.15941	0
01/01/2014 to 12/31/2014	$13.15941	$13.68001	0
01/01/2015 to 12/31/2015	$13.68001	$13.43712	0

AST T. Rowe Price Equity Income Portfolio
01/28/2008 to 12/31/2008	$10.24283	$6.26636	0
01/01/2009 to 12/31/2009	$6.26636	$7.61660	0
01/01/2010 to 12/31/2010	$7.61660	$8.46878	0
01/01/2011 to 12/31/2011	$8.46878	$8.17880	0
01/01/2012 to 12/31/2012	$8.17880	$9.41527	0
01/01/2013 to 12/31/2013	$9.41527	$11.98853	0
01/01/2014 to 12/31/2014	$11.98853	$12.64975	0
01/01/2015 to 10/16/2015	$12.64975	$11.71200	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.10447	$6.60803	0
01/01/2009 to 12/31/2009	$6.60803	$9.95094	0
01/01/2010 to 12/31/2010	$9.95094	$11.31499	0
01/01/2011 to 12/31/2011	$11.31499	$10.92140	0
01/01/2012 to 12/31/2012	$10.92140	$12.60811	0
01/01/2013 to 12/31/2013	$12.60811	$17.82920	0
01/01/2014 to 12/31/2014	$17.82920	$18.96623	0
01/01/2015 to 12/31/2015	$18.96623	$20.40632	0

AST T. Rowe Price Natural Resources Portfolio
01/28/2008 to 12/31/2008	$10.18465	$5.55442	0
01/01/2009 to 12/31/2009	$5.55442	$8.14473	0
01/01/2010 to 12/31/2010	$8.14473	$9.63249	0
01/01/2011 to 12/31/2011	$9.63249	$8.04678	0
01/01/2012 to 12/31/2012	$8.04678	$8.18609	0
01/01/2013 to 12/31/2013	$8.18609	$9.27366	0
01/01/2014 to 12/31/2014	$9.27366	$8.34388	0
01/01/2015 to 12/31/2015	$8.34388	$6.61506	0

AST Templeton Global Bond Portfolio
01/28/2008 to 12/31/2008	$10.03812	$9.39367	0
01/01/2009 to 12/31/2009	$9.39367	$10.34037	0
01/01/2010 to 12/31/2010	$10.34037	$10.73569	0
01/01/2011 to 12/31/2011	$10.73569	$10.97564	0
01/01/2012 to 12/31/2012	$10.97564	$11.33906	0
01/01/2013 to 12/31/2013	$11.33906	$10.71515	0
01/01/2014 to 12/31/2014	$10.71515	$10.57908	0
01/01/2015 to 12/31/2015	$10.57908	$9.90728	0

AST Wellington Management Hedged Equity Portfolio
01/28/2008 to 12/31/2008	$10.14022	$6.32737	0
01/01/2009 to 12/31/2009	$6.32737	$7.97872	0
01/01/2010 to 12/31/2010	$7.97872	$8.98034	0
01/01/2011 to 12/31/2011	$8.98034	$8.51275	0
01/01/2012 to 12/31/2012	$8.51275	$9.27789	0
01/01/2013 to 12/31/2013	$9.27789	$10.97712	0
01/01/2014 to 12/31/2014	$10.97712	$11.37095	0
01/01/2015 to 12/31/2015	$11.37095	$11.09375	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
01/28/2008 to 12/31/2008	$10.00824	$9.08213	0
01/01/2009 to 12/31/2009	$9.08213	$9.95415	0
01/01/2010 to 12/31/2010	$9.95415	$10.53555	0
01/01/2011 to 12/31/2011	$10.53555	$10.96767	0
01/01/2012 to 12/31/2012	$10.96767	$11.61375	0
01/01/2013 to 12/31/2013	$11.61375	$11.23256	0
01/01/2014 to 12/31/2014	$11.23256	$11.82234	0
01/01/2015 to 12/31/2015	$11.82234	$11.75112	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07806	$6.63531	0
01/01/2009 to 12/31/2009	$6.63531	$8.47351	0
01/01/2010 to 12/31/2010	$8.47351	$9.17161	0
01/01/2011 to 12/31/2011	$9.17161	$8.85484	0
01/01/2012 to 09/21/2012	$8.85484	$9.90806	0

ProFund VP Consumer Goods Portfolio
05/01/2008* to 12/31/2008	$10.08894	$7.66234	0
01/01/2009 to 12/31/2009	$7.66234	$9.14566	0
01/01/2010 to 12/31/2010	$9.14566	$10.53862	0
01/01/2011 to 12/31/2011	$10.53862	$11.06627	0
01/01/2012 to 12/31/2012	$11.06627	$12.04467	0
01/01/2013 to 12/31/2013	$12.04467	$15.19064	0
01/01/2014 to 12/31/2014	$15.19064	$16.44013	0
01/01/2015 to 12/31/2015	$16.44013	$16.81352	0

ProFund VP Consumer Services
05/01/2008* to 12/31/2008	$10.26796	$7.03399	0
01/01/2009 to 12/31/2009	$7.03399	$9.03365	0
01/01/2010 to 12/31/2010	$9.03365	$10.76678	0
01/01/2011 to 12/31/2011	$10.76678	$11.15292	0
01/01/2012 to 12/31/2012	$11.15292	$13.36984	0
01/01/2013 to 12/31/2013	$13.36984	$18.36073	0
01/01/2014 to 12/31/2014	$18.36073	$20.27350	0
01/01/2015 to 12/31/2015	$20.27350	$20.83870	0

ProFund VP Financials
05/01/2008* to 12/31/2008	$10.38565	$5.26569	0
01/01/2009 to 12/31/2009	$5.26569	$5.94603	0
01/01/2010 to 12/31/2010	$5.94603	$6.47619	0
01/01/2011 to 12/31/2011	$6.47619	$5.47919	0
01/01/2012 to 12/31/2012	$5.47919	$6.71000	0
01/01/2013 to 12/31/2013	$6.71000	$8.70148	0
01/01/2014 to 12/31/2014	$8.70148	$9.64694	0
01/01/2015 to 12/31/2015	$9.64694	$9.33022	0

ProFund VP Health Care
05/01/2008* to 12/31/2008	$10.15187	$8.32620	0
01/01/2009 to 12/31/2009	$8.32620	$9.77371	0
01/01/2010 to 12/31/2010	$9.77371	$9.86916	0
01/01/2011 to 12/31/2011	$9.86916	$10.67018	0
01/01/2012 to 12/31/2012	$10.67018	$12.29923	0
01/01/2013 to 12/31/2013	$12.29923	$16.87715	0
01/01/2014 to 12/31/2014	$16.87715	$20.49775	0
01/01/2015 to 12/31/2015	$20.49775	$21.13640	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Industrials
05/01/2008* to 12/31/2008	$10.16538	$6.08955	0
01/01/2009 to 12/31/2009	$6.08955	$7.41970	0
01/01/2010 to 12/31/2010	$7.41970	$9.01509	0
01/01/2011 to 12/31/2011	$9.01509	$8.69362	0
01/01/2012 to 12/31/2012	$8.69362	$9.88393	0
01/01/2013 to 12/31/2013	$9.88393	$13.41052	0
01/01/2014 to 12/31/2014	$13.41052	$13.90129	0
01/01/2015 to 12/31/2015	$13.90129	$13.18196	0

ProFund VP Large-Cap Growth
05/01/2008* to 12/31/2008	$10.11061	$6.70842	0
01/01/2009 to 12/31/2009	$6.70842	$8.54497	0
01/01/2010 to 12/31/2010	$8.54497	$9.49588	0
01/01/2011 to 12/31/2011	$9.49588	$9.61554	0
01/01/2012 to 12/31/2012	$9.61554	$10.64117	0
01/01/2013 to 12/31/2013	$10.64117	$13.65174	0
01/01/2014 to 12/31/2014	$13.65174	$15.13651	0
01/01/2015 to 12/31/2015	$15.13651	$15.41988	0

ProFund VP Large-Cap Value
05/01/2008* to 12/31/2008	$10.24139	$6.26415	0
01/01/2009 to 12/31/2009	$6.26415	$7.34766	0
01/01/2010 to 12/31/2010	$7.34766	$8.14450	0
01/01/2011 to 12/31/2011	$8.14450	$7.89453	0
01/01/2012 to 12/31/2012	$7.89453	$8.94609	0
01/01/2013 to 12/31/2013	$8.94609	$11.40930	0
01/01/2014 to 12/31/2014	$11.40930	$12.37541	0
01/01/2015 to 12/31/2015	$12.37541	$11.57524	0

ProFund VP Mid-Cap Growth
05/01/2008* to 12/31/2008	$10.07239	$6.19227	0
01/01/2009 to 12/31/2009	$6.19227	$8.40939	0
01/01/2010 to 12/31/2010	$8.40939	$10.60304	0
01/01/2011 to 12/31/2011	$10.60304	$10.10944	0
01/01/2012 to 12/31/2012	$10.10944	$11.45211	0
01/01/2013 to 12/31/2013	$11.45211	$14.67640	0
01/01/2014 to 12/31/2014	$14.67640	$15.25880	0
01/01/2015 to 12/31/2015	$15.25880	$15.02408	0

ProFund VP Mid-Cap Value
05/01/2008* to 12/31/2008	$10.18836	$6.45633	0
01/01/2009 to 12/31/2009	$6.45633	$8.29598	0
01/01/2010 to 12/31/2010	$8.29598	$9.81122	0
01/01/2011 to 12/31/2011	$9.81122	$9.25529	0
01/01/2012 to 12/31/2012	$9.25529	$10.59209	0
01/01/2013 to 12/31/2013	$10.59209	$13.74419	0
01/01/2014 to 12/31/2014	$13.74419	$14.86899	0
01/01/2015 to 12/31/2015	$14.86899	$13.39822	0

ProFund VP Real Estate
05/01/2008* to 12/31/2008	$10.25887	$5.51149	0
01/01/2009 to 12/31/2009	$5.51149	$6.92096	0
01/01/2010 to 12/31/2010	$6.92096	$8.47318	0
01/01/2011 to 12/31/2011	$8.47318	$8.71466	0
01/01/2012 to 12/31/2012	$8.71466	$10.02532	0
01/01/2013 to 12/31/2013	$10.02532	$9.85224	0
01/01/2014 to 12/31/2014	$9.85224	$12.09335	0
01/01/2015 to 12/31/2015	$12.09335	$11.91215	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Growth
05/01/2008* to 12/31/2008	$10.11351	$6.80149	0
01/01/2009 to 12/31/2009	$6.80149	$8.42557	0
01/01/2010 to 12/31/2010	$8.42557	$10.40079	0
01/01/2011 to 12/31/2011	$10.40079	$10.34305	0
01/01/2012 to 12/31/2012	$10.34305	$11.42228	0
01/01/2013 to 12/31/2013	$11.42228	$15.74849	0
01/01/2014 to 12/31/2014	$15.74849	$15.79836	0
01/01/2015 to 12/31/2015	$15.79836	$15.69340	0

ProFund VP Small-Cap Value
05/01/2008* to 12/31/2008	$10.22851	$7.17038	0
01/01/2009 to 12/31/2009	$7.17038	$8.47653	0
01/01/2010 to 12/31/2010	$8.47653	$10.16214	0
01/01/2011 to 12/31/2011	$10.16214	$9.56846	0
01/01/2012 to 12/31/2012	$9.56846	$10.91226	0
01/01/2013 to 12/31/2013	$10.91226	$14.75072	0
01/01/2014 to 12/31/2014	$14.75072	$15.32481	0
01/01/2015 to 12/31/2015	$15.32481	$13.80082	0

ProFund VP Telecommunications
05/01/2008* to 12/31/2008	$10.27808	$7.25991	0
01/01/2009 to 12/31/2009	$7.25991	$7.64985	0
01/01/2010 to 12/31/2010	$7.64985	$8.68915	0
01/01/2011 to 12/31/2011	$8.68915	$8.69092	0
01/01/2012 to 12/31/2012	$8.69092	$9.94218	0
01/01/2013 to 12/31/2013	$9.94218	$10.93970	0
01/01/2014 to 12/31/2014	$10.93970	$10.80173	0
01/01/2015 to 12/31/2015	$10.80173	$10.76698	0

ProFund VP Utilities
05/01/2008* to 12/31/2008	$10.09854	$7.20656	0
01/01/2009 to 12/31/2009	$7.20656	$7.83528	0
01/01/2010 to 12/31/2010	$7.83528	$8.15080	0
01/01/2011 to 12/31/2011	$8.15080	$9.40429	0
01/01/2012 to 12/31/2012	$9.40429	$9.24602	0
01/01/2013 to 12/31/2013	$9.24602	$10.28659	0
01/01/2014 to 12/31/2014	$10.28659	$12.71394	0
01/01/2015 to 12/31/2015	$12.71394	$11.68370	0

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV 40 bps (1.90%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.87595	$9.61124	459,255
01/01/2010 to 12/31/2010	$9.61124	$10.56057	547,140
01/01/2011 to 12/31/2011	$10.56057	$10.08836	450,724
01/01/2012 to 12/31/2012	$10.08836	$11.14410	513,039
01/01/2013 to 12/31/2013	$11.14410	$12.02719	499,169
01/01/2014 to 12/31/2014	$12.02719	$12.25357	474,577
01/01/2015 to 12/31/2015	$12.25357	$11.63795	350,400

AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.87679	$9.75519	131,788
01/01/2010 to 12/31/2010	$9.75519	$10.88553	135,608
01/01/2011 to 12/31/2011	$10.88553	$10.69481	114,020
01/01/2012 to 12/31/2012	$10.69481	$11.92762	134,628
01/01/2013 to 12/31/2013	$11.92762	$13.64323	127,009
01/01/2014 to 12/31/2014	$13.64323	$14.20668	132,813
01/01/2015 to 12/31/2015	$14.20668	$14.05364	119,413

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.92829	$8.58067	27,509
01/01/2010 to 12/31/2010	$8.58067	$9.58667	30,823
01/01/2011 to 12/31/2011	$9.58667	$9.74413	29,907
01/01/2012 to 05/04/2012	$9.74413	$10.57964	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.19381	$9.85682	514,826
01/01/2010 to 12/31/2010	$9.85682	$10.86424	623,828
01/01/2011 to 12/31/2011	$10.86424	$10.53238	513,328
01/01/2012 to 12/31/2012	$10.53238	$11.62514	568,077
01/01/2013 to 12/31/2013	$11.62514	$13.42168	444,967
01/01/2014 to 12/31/2014	$13.42168	$14.03040	455,228
01/01/2015 to 12/31/2015	$14.03040	$13.83427	415,432

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.15301	0
01/01/2012 to 12/31/2012	$9.15301	$10.05053	0
01/01/2013 to 12/31/2013	$10.05053	$10.93367	0
01/01/2014 to 12/31/2014	$10.93367	$11.25504	4,310
01/01/2015 to 12/31/2015	$11.25504	$10.71373	4,362

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99845	$10.48449	0
01/01/2014 to 12/31/2014	$10.48449	$10.65715	0
01/01/2015 to 12/31/2015	$10.65715	$10.48686	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$10.94837	$11.50428	1,394
01/01/2010 to 12/31/2010	$11.50428	$11.72999	1,551
01/01/2011 to 12/31/2011	$11.72999	$11.77036	1,375
01/01/2012 to 12/31/2012	$11.77036	$12.09290	1,472
01/01/2013 to 12/31/2013	$12.09290	$11.60948	1,605
01/01/2014 to 12/31/2014	$11.60948	$11.38187	5,756
01/01/2015 to 12/31/2015	$11.38187	$11.22372	5,581

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$10.81924	$11.99359	123,840
01/01/2010 to 12/31/2010	$11.99359	$12.67844	157,774
01/01/2011 to 12/31/2011	$12.67844	$12.83777	136,313
01/01/2012 to 12/31/2012	$12.83777	$13.77245	134,484
01/01/2013 to 12/31/2013	$13.77245	$13.26724	148,327
01/01/2014 to 12/31/2014	$13.26724	$13.57074	136,201
01/01/2015 to 12/31/2015	$13.57074	$13.03698	104,671

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.67946	$9.37189	0
01/01/2010 to 12/31/2010	$9.37189	$10.16992	0
01/01/2011 to 12/31/2011	$10.16992	$10.94263	0
01/01/2012 to 12/31/2012	$10.94263	$11.18539	0
01/01/2013 to 12/31/2013	$11.18539	$10.90130	0
01/01/2014 to 12/31/2014	$10.90130	$10.74753	0
01/01/2015 to 12/31/2015	$10.74753	$10.52287	0

AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.35693	$11.08899	13,607
01/01/2010 to 12/31/2010	$11.08899	$12.09943	0
01/01/2011 to 12/31/2011	$12.09943	$13.48663	0
01/01/2012 to 12/31/2012	$13.48663	$13.99125	0
01/01/2013 to 12/31/2013	$13.99125	$13.29882	0
01/01/2014 to 12/31/2014	$13.29882	$13.39820	0
01/01/2015 to 12/31/2015	$13.39820	$13.25498	0

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.31795	$10.95660	9,277
01/01/2010 to 12/31/2010	$10.95660	$11.97397	2,796
01/01/2011 to 12/31/2011	$11.97397	$13.62798	0
01/01/2012 to 12/31/2012	$13.62798	$14.15708	0
01/01/2013 to 12/31/2013	$14.15708	$13.22184	0
01/01/2014 to 12/31/2014	$13.22184	$13.52858	0
01/01/2015 to 12/31/2015	$13.52858	$13.41847	0

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.37136	$8.78306	0
01/01/2010 to 12/31/2010	$8.78306	$9.64023	124,160
01/01/2011 to 12/31/2011	$9.64023	$11.22759	31,645
01/01/2012 to 12/31/2012	$11.22759	$11.71417	0
01/01/2013 to 12/31/2013	$11.71417	$10.74672	0
01/01/2014 to 12/31/2014	$10.74672	$11.19591	0
01/01/2015 to 12/31/2015	$11.19591	$11.15485	13,174

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99794	$11.00110	119,889
01/01/2011 to 12/31/2011	$11.00110	$12.98795	42,207
01/01/2012 to 12/31/2012	$12.98795	$13.61130	17,563
01/01/2013 to 12/31/2013	$13.61130	$12.42241	0
01/01/2014 to 12/31/2014	$12.42241	$13.12714	0
01/01/2015 to 12/31/2015	$13.12714	$13.11205	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99845	$12.01256	129,732
01/01/2012 to 12/31/2012	$12.01256	$12.47759	78,339
01/01/2013 to 12/31/2013	$12.47759	$11.05160	0
01/01/2014 to 12/31/2014	$11.05160	$11.97007	0
01/01/2015 to 12/31/2015	$11.97007	$11.99313	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99794	$10.39215	121,338
01/01/2013 to 12/31/2013	$10.39215	$9.15827	164,475
01/01/2014 to 12/31/2014	$9.15827	$10.12164	38,753
01/01/2015 to 12/31/2015	$10.12164	$10.20188	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99897	$8.74369	275,406
01/01/2014 to 12/31/2014	$8.74369	$9.83272	169,571
01/01/2015 to 12/31/2015	$9.83272	$9.92342	26,580

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99897	$11.29546	53,392
01/01/2015 to 12/31/2015	$11.29546	$11.30633	187,600

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99897	$9.93127	79,694

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14522	$10.29744	0
01/01/2010 to 12/31/2010	$10.29744	$11.49224	5,530
01/01/2011 to 12/31/2011	$11.49224	$10.61596	2,477
01/01/2012 to 12/31/2012	$10.61596	$11.79636	3,661
01/01/2013 to 12/31/2013	$11.79636	$15.21484	4,712
01/01/2014 to 12/31/2014	$15.21484	$16.46394	4,562
01/01/2015 to 12/31/2015	$16.46394	$15.38710	4,550

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.68587	$9.43787	756,117
01/01/2010 to 12/31/2010	$9.43787	$10.50081	841,809
01/01/2011 to 12/31/2011	$10.50081	$10.05525	664,857
01/01/2012 to 12/31/2012	$10.05525	$11.22171	738,280
01/01/2013 to 12/31/2013	$11.22171	$13.51022	741,731
01/01/2014 to 12/31/2014	$13.51022	$14.18572	774,772
01/01/2015 to 12/31/2015	$14.18572	$13.99547	734,401

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99845	$11.64134	43,384
01/01/2014 to 12/31/2014	$11.64134	$12.97911	71,494
01/01/2015 to 12/31/2015	$12.97911	$12.28214	75,340

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.90350	$10.43374	769
01/01/2010 to 12/31/2010	$10.43374	$13.17714	4,215
01/01/2011 to 12/31/2011	$13.17714	$13.78398	2,362
01/01/2012 to 12/31/2012	$13.78398	$15.60270	2,957
01/01/2013 to 12/31/2013	$15.60270	$15.79154	4,165
01/01/2014 to 12/31/2014	$15.79154	$20.28799	4,072
01/01/2015 to 12/31/2015	$20.28799	$20.87413	3,667

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99845	$9.67493	0
01/01/2014 to 12/31/2014	$9.67493	$9.97893	0
01/01/2015 to 12/31/2015	$9.97893	$9.78333	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.45921	$8.91773	32,521
01/01/2010 to 12/31/2010	$8.91773	$9.91745	34,121
01/01/2011 to 12/31/2011	$9.91745	$9.49220	29,657
01/01/2012 to 12/31/2012	$9.49220	$10.58502	35,765
01/01/2013 to 12/31/2013	$10.58502	$12.38466	33,996
01/01/2014 to 12/31/2014	$12.38466	$12.84883	32,069
01/01/2015 to 10/16/2015	$12.84883	$12.79489	0

AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.14912	$8.79176	59,158
01/01/2010 to 12/31/2010	$8.79176	$9.86717	122,916
01/01/2011 to 12/31/2011	$9.86717	$9.53771	106,370
01/01/2012 to 12/31/2012	$9.53771	$10.35497	132,161
01/01/2013 to 12/31/2013	$10.35497	$11.66190	128,615
01/01/2014 to 12/31/2014	$11.66190	$11.80502	108,153
01/01/2015 to 12/31/2015	$11.80502	$11.69967	77,641

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.73228	287,894
01/01/2013 to 12/31/2013	$10.73228	$13.10969	282,081
01/01/2014 to 12/31/2014	$13.10969	$13.27400	250,519
01/01/2015 to 10/16/2015	$13.27400	$12.69699	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99845	$10.80048	39,092
01/01/2014 to 12/31/2014	$10.80048	$10.87035	50,429
01/01/2015 to 10/16/2015	$10.87035	$10.35797	0

AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.72102	$8.09735	5,233
01/01/2010 to 12/31/2010	$8.09735	$9.55158	6,010
01/01/2011 to 12/31/2011	$9.55158	$8.90131	4,981
01/01/2012 to 12/31/2012	$8.90131	$11.07650	5,740
01/01/2013 to 12/31/2013	$11.07650	$11.34251	6,964
01/01/2014 to 12/31/2014	$11.34251	$12.68089	6,603
01/01/2015 to 12/31/2015	$12.68089	$12.43322	6,334

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$8.70655	$11.14229	16,802
01/01/2010 to 12/31/2010	$11.14229	$12.05954	19,798
01/01/2011 to 12/31/2011	$12.05954	$11.36664	14,398
01/01/2012 to 12/31/2012	$11.36664	$13.35906	16,997
01/01/2013 to 12/31/2013	$13.35906	$17.00888	17,944
01/01/2014 to 02/07/2014	$17.00888	$16.72906	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.86039	$8.28115	15,497
01/01/2010 to 12/31/2010	$8.28115	$9.17397	14,804
01/01/2011 to 12/31/2011	$9.17397	$8.50626	12,131
01/01/2012 to 12/31/2012	$8.50626	$9.98923	5,308
01/01/2013 to 12/31/2013	$9.98923	$13.09110	5,072
01/01/2014 to 12/31/2014	$13.09110	$14.53422	4,898
01/01/2015 to 12/31/2015	$14.53422	$13.60408	49,267

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.60556	$11.55150	21,686
01/01/2010 to 12/31/2010	$11.55150	$13.58365	27,187
01/01/2011 to 12/31/2011	$13.58365	$12.93390	14,769
01/01/2012 to 12/31/2012	$12.93390	$15.18202	17,529
01/01/2013 to 12/31/2013	$15.18202	$19.69518	20,385
01/01/2014 to 12/31/2014	$19.69518	$21.55589	20,032
01/01/2015 to 12/31/2015	$21.55589	$19.95117	22,013

AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.77262	$9.20795	169,953
01/01/2010 to 12/31/2010	$9.20795	$10.08437	246,741
01/01/2011 to 12/31/2011	$10.08437	$9.84640	224,887
01/01/2012 to 12/31/2012	$9.84640	$10.64133	245,096
01/01/2013 to 12/31/2013	$10.64133	$11.46849	225,315
01/01/2014 to 12/31/2014	$11.46849	$11.70945	215,047
01/01/2015 to 12/31/2015	$11.70945	$11.38653	184,616

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.40079	$9.50032	20,133
01/01/2010 to 12/31/2010	$9.50032	$11.81873	26,327
01/01/2011 to 12/31/2011	$11.81873	$11.74963	16,354
01/01/2012 to 12/31/2012	$11.74963	$13.33932	19,728
01/01/2013 to 12/31/2013	$13.33932	$18.17136	20,367
01/01/2014 to 12/31/2014	$18.17136	$19.11607	20,149
01/01/2015 to 12/31/2015	$19.11607	$17.72888	19,520

AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.15979	$9.05722	4,729
01/01/2010 to 12/31/2010	$9.05722	$9.99424	10,725
01/01/2011 to 12/31/2011	$9.99424	$9.75979	6,851
01/01/2012 to 12/31/2012	$9.75979	$10.86104	8,155
01/01/2013 to 12/31/2013	$10.86104	$14.34953	7,628
01/01/2014 to 12/31/2014	$14.34953	$14.30135	7,071
01/01/2015 to 12/31/2015	$14.30135	$13.18364	6,286

AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.32397	$10.41539	8,617
01/01/2010 to 12/31/2010	$10.41539	$11.60106	8,821
01/01/2011 to 12/31/2011	$11.60106	$11.74628	7,557
01/01/2012 to 12/31/2012	$11.74628	$13.12633	6,923
01/01/2013 to 12/31/2013	$13.12633	$13.80651	6,643
01/01/2014 to 12/31/2014	$13.80651	$13.89564	6,203
01/01/2015 to 12/31/2015	$13.89564	$13.15056	2,958

AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.12316	$8.02258	11,074
01/01/2010 to 12/31/2010	$8.02258	$9.01442	17,704
01/01/2011 to 12/31/2011	$9.01442	$7.70310	13,585
01/01/2012 to 12/31/2012	$7.70310	$9.09880	14,349
01/01/2013 to 12/31/2013	$9.09880	$10.63067	15,992
01/01/2014 to 12/31/2014	$10.63067	$9.85596	17,403
01/01/2015 to 12/31/2015	$9.85596	$9.97669	15,726

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.80863	$8.82960	8,210
01/01/2010 to 12/31/2010	$8.82960	$9.62539	14,616
01/01/2011 to 12/31/2011	$9.62539	$8.26071	11,572
01/01/2012 to 12/31/2012	$8.26071	$9.45839	14,585
01/01/2013 to 12/31/2013	$9.45839	$11.08897	15,914
01/01/2014 to 12/31/2014	$11.08897	$10.15269	16,984
01/01/2015 to 12/31/2015	$10.15269	$10.04476	14,227

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.75152	$11.69915	0
01/01/2010 to 12/31/2010	$11.69915	$12.72222	0
01/01/2011 to 12/31/2011	$12.72222	$14.03915	734,889
01/01/2012 to 12/31/2012	$14.03915	$15.07214	258,045
01/01/2013 to 12/31/2013	$15.07214	$14.32043	52,353
01/01/2014 to 12/31/2014	$14.32043	$14.99915	50,748
01/01/2015 to 12/31/2015	$14.99915	$14.89212	245,388

AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.25510	$8.86201	51,073
01/01/2010 to 12/31/2010	$8.86201	$9.89847	81,692
01/01/2011 to 12/31/2011	$9.89847	$9.65878	78,604
01/01/2012 to 12/31/2012	$9.65878	$10.76599	95,134
01/01/2013 to 12/31/2013	$10.76599	$12.28543	98,613
01/01/2014 to 12/31/2014	$12.28543	$12.82372	88,945
01/01/2015 to 12/31/2015	$12.82372	$12.45281	89,036

AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.85533	$10.55484	27,364
01/01/2010 to 12/31/2010	$10.55484	$11.10084	29,556
01/01/2011 to 12/31/2011	$11.10084	$9.89724	16,203
01/01/2012 to 12/31/2012	$9.89724	$11.84030	8,507
01/01/2013 to 12/31/2013	$11.84030	$13.40435	8,589
01/01/2014 to 12/31/2014	$13.40435	$12.31706	27,297
01/01/2015 to 12/31/2015	$12.31706	$11.74957	30,849

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.66215	$11.19913	73,978
01/01/2010 to 12/31/2010	$11.19913	$11.79468	48,426
01/01/2011 to 12/31/2011	$11.79468	$11.60212	49,180
01/01/2012 to 12/31/2012	$11.60212	$12.60601	53,878
01/01/2013 to 12/31/2013	$12.60601	$13.73586	36,383
01/01/2014 to 12/31/2014	$13.73586	$14.21417	45,099
01/01/2015 to 12/31/2015	$14.21417	$13.92364	33,313

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08384	$10.28767	0
01/01/2010 to 12/31/2010	$10.28767	$11.23842	0
01/01/2011 to 12/31/2011	$11.23842	$11.10228	0
01/01/2012 to 12/31/2012	$11.10228	$12.54958	0
01/01/2013 to 12/31/2013	$12.54958	$16.81014	0
01/01/2014 to 12/31/2014	$16.81014	$18.06453	0
01/01/2015 to 12/31/2015	$18.06453	$19.61300	2,118

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.19286	$7.84723	10,059
01/01/2010 to 12/31/2010	$7.84723	$8.71427	10,566
01/01/2011 to 12/31/2011	$8.71427	$8.19415	1,091
01/01/2012 to 12/31/2012	$8.19415	$9.39903	953
01/01/2013 to 12/31/2013	$9.39903	$12.90063	2,271
01/01/2014 to 12/31/2014	$12.90063	$14.40039	2,148
01/01/2015 to 12/31/2015	$14.40039	$13.02449	2,030

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.14869	$9.09565	38,033
01/01/2010 to 12/31/2010	$9.09565	$10.68915	44,092
01/01/2011 to 12/31/2011	$10.68915	$10.39424	22,878
01/01/2012 to 12/31/2012	$10.39424	$11.45130	22,256
01/01/2013 to 12/31/2013	$11.45130	$15.35214	21,596
01/01/2014 to 12/31/2014	$15.35214	$16.66134	39,466
01/01/2015 to 12/31/2015	$16.66134	$17.99738	32,787

AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$9.18892	$11.08201	6,692
01/01/2010 to 12/31/2010	$11.08201	$12.33428	6,398
01/01/2011 to 12/31/2011	$12.33428	$13.33584	5,812
01/01/2012 to 12/31/2012	$13.33584	$13.86283	5,928
01/01/2013 to 12/31/2013	$13.86283	$13.33228	6,020
01/01/2014 to 12/31/2014	$13.33228	$13.91962	8,830
01/01/2015 to 12/31/2015	$13.91962	$13.58024	15,598

AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.61571	$11.44852	4,567
01/01/2010 to 12/31/2010	$11.44852	$12.58852	11,176
01/01/2011 to 12/31/2011	$12.58852	$11.96714	5,867
01/01/2012 to 12/31/2012	$11.96714	$14.45384	11,046
01/01/2013 to 12/31/2013	$14.45384	$18.10409	12,567
01/01/2014 to 12/31/2014	$18.10409	$18.41149	14,773
01/01/2015 to 12/31/2015	$18.41149	$17.80334	14,800

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.20290	$9.95377	7,371
01/01/2010 to 12/31/2010	$9.95377	$11.01704	7,855
01/01/2011 to 12/31/2011	$11.01704	$10.74757	6,683
01/01/2012 to 12/31/2012	$10.74757	$12.34872	1,327
01/01/2013 to 12/31/2013	$12.34872	$16.56683	1,193
01/01/2014 to 12/31/2014	$16.56683	$17.67384	1,088
01/01/2015 to 12/31/2015	$17.67384	$18.59801	1,472

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99846	$10.18849	0
01/01/2013 to 12/31/2013	$10.18849	$13.44856	0
01/01/2014 to 12/31/2014	$13.44856	$14.54628	0
01/01/2015 to 12/31/2015	$14.54628	$14.17185	1,471

AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.28569	$9.66687	4,858
01/01/2010 to 12/31/2010	$9.66687	$11.72633	5,260
01/01/2011 to 12/31/2011	$11.72633	$11.11083	3,578
01/01/2012 to 12/31/2012	$11.11083	$12.91074	3,835
01/01/2013 to 12/31/2013	$12.91074	$16.77719	2,629
01/01/2014 to 12/31/2014	$16.77719	$18.92898	2,502
01/01/2015 to 12/31/2015	$18.92898	$17.34838	1,987

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.51016	$10.38554	4,216
01/01/2010 to 12/31/2010	$10.38554	$10.19444	3,814
01/01/2011 to 12/31/2011	$10.19444	$10.00685	9,408
01/01/2012 to 12/31/2012	$10.00685	$9.82027	6,733
01/01/2013 to 12/31/2013	$9.82027	$9.63721	15,972
01/01/2014 to 12/31/2014	$9.63721	$9.45754	4,768
01/01/2015 to 12/31/2015	$9.45754	$9.28120	3,989

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.89513	$9.34880	12,468
01/01/2010 to 12/31/2010	$9.34880	$11.32466	18,504
01/01/2011 to 12/31/2011	$11.32466	$10.83771	11,663
01/01/2012 to 12/31/2012	$10.83771	$12.45694	13,801
01/01/2013 to 12/31/2013	$12.45694	$17.36010	13,123
01/01/2014 to 12/31/2014	$17.36010	$19.46415	12,801
01/01/2015 to 12/31/2015	$19.46415	$18.02443	12,120

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02836	$10.06695	0
01/01/2012 to 12/31/2012	$10.06695	$10.36040	0
01/01/2013 to 12/31/2013	$10.36040	$9.87920	5,665
01/01/2014 to 12/31/2014	$9.87920	$10.19441	4,829
01/01/2015 to 10/16/2015	$10.19441	$10.14945	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.69044	$10.78443	1,654
01/01/2010 to 12/31/2010	$10.78443	$13.61848	1,255
01/01/2011 to 12/31/2011	$13.61848	$13.59037	704
01/01/2012 to 12/31/2012	$13.59037	$14.98812	671
01/01/2013 to 12/31/2013	$14.98812	$19.50534	606
01/01/2014 to 12/31/2014	$19.50534	$20.66130	289
01/01/2015 to 10/16/2015	$20.66130	$21.15039	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.06981	$8.59892	19,993
01/01/2010 to 12/31/2010	$8.59892	$10.14886	24,756
01/01/2011 to 04/29/2011	$10.14886	$11.37547	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.30845	27,511
01/01/2013 to 12/31/2013	$10.30845	$12.02970	26,678
01/01/2014 to 12/31/2014	$12.02970	$12.41205	35,422
01/01/2015 to 12/31/2015	$12.41205	$12.02933	24,746

AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.17479	$9.09942	32,359
01/01/2010 to 12/31/2010	$9.09942	$10.91854	41,589
01/01/2011 to 12/31/2011	$10.91854	$8.54304	29,187
01/01/2012 to 12/31/2012	$8.54304	$9.88663	32,287
01/01/2013 to 12/31/2013	$9.88663	$9.72394	42,005
01/01/2014 to 12/31/2014	$9.72394	$9.09576	42,070
01/01/2015 to 12/31/2015	$9.09576	$7.43308	42,221

AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$9.10263	$10.55805	87,109
01/01/2010 to 12/31/2010	$10.55805	$11.45661	157,813
01/01/2011 to 12/31/2011	$11.45661	$11.35524	152,754
01/01/2012 to 12/31/2012	$11.35524	$12.29917	217,057
01/01/2013 to 12/31/2013	$12.29917	$13.18173	304,081
01/01/2014 to 12/31/2014	$13.18173	$13.68306	218,267
01/01/2015 to 12/31/2015	$13.68306	$13.44709	188,773

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01837	$10.06686	0
01/01/2012 to 12/31/2012	$10.06686	$10.58122	0
01/01/2013 to 12/31/2013	$10.58122	$10.14377	0
01/01/2014 to 12/31/2014	$10.14377	$10.55797	0
01/01/2015 to 12/31/2015	$10.55797	$10.33332	4,060

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.74958	$8.22871	194,848
01/01/2010 to 12/31/2010	$8.22871	$9.61112	231,128
01/01/2011 to 12/31/2011	$9.61112	$8.84603	139,885
01/01/2012 to 12/31/2012	$8.84603	$9.80252	178,028
01/01/2013 to 12/31/2013	$9.80252	$11.25762	166,562
01/01/2014 to 12/31/2014	$11.25762	$12.06381	183,533
01/01/2015 to 12/31/2015	$12.06381	$11.76630	363,416

AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.49160	$8.26135	0
01/01/2010 to 12/31/2010	$8.26135	$9.32751	0
01/01/2011 to 12/31/2011	$9.32751	$9.47038	0
01/01/2012 to 12/31/2012	$9.47038	$11.04111	0
01/01/2013 to 12/31/2013	$11.04111	$14.34896	1,260
01/01/2014 to 12/31/2014	$14.34896	$16.50528	4,904
01/01/2015 to 12/31/2015	$16.50528	$16.69627	4,988

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99845	$8.88686	0
01/01/2012 to 12/31/2012	$8.88686	$9.86852	0
01/01/2013 to 12/31/2013	$9.86852	$11.85371	0
01/01/2014 to 12/31/2014	$11.85371	$12.38895	0
01/01/2015 to 12/31/2015	$12.38895	$12.17621	0

AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.46033	$8.88278	62,367
01/01/2010 to 12/31/2010	$8.88278	$9.75608	188,331
01/01/2011 to 12/31/2011	$9.75608	$9.40046	153,263
01/01/2012 to 12/31/2012	$9.40046	$10.17351	178,973
01/01/2013 to 12/31/2013	$10.17351	$11.22577	180,391
01/01/2014 to 12/31/2014	$11.22577	$11.58269	147,680
01/01/2015 to 12/31/2015	$11.58269	$11.34785	169,895

AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$6.77096	$8.32531	98,458
01/01/2010 to 12/31/2010	$8.32531	$9.34197	216,833
01/01/2011 to 12/31/2011	$9.34197	$8.94898	157,873
01/01/2012 to 12/31/2012	$8.94898	$10.17832	200,832
01/01/2013 to 12/31/2013	$10.17832	$11.79258	212,776
01/01/2014 to 12/31/2014	$11.79258	$12.20139	202,331
01/01/2015 to 12/31/2015	$12.20139	$11.90888	318,194

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$8.24623	$10.14527	99,514
01/01/2010 to 12/31/2010	$10.14527	$11.13210	203,870
01/01/2011 to 12/31/2011	$11.13210	$10.55553	149,749
01/01/2012 to 12/31/2012	$10.55553	$11.51210	167,144
01/01/2013 to 12/31/2013	$11.51210	$12.92428	172,087
01/01/2014 to 12/31/2014	$12.92428	$13.06839	162,402
01/01/2015 to 10/16/2015	$13.06839	$12.68896	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.25161	$9.44657	419
01/01/2010 to 12/31/2010	$9.44657	$12.28759	552
01/01/2011 to 12/31/2011	$12.28759	$10.47763	13,228
01/01/2012 to 12/31/2012	$10.47763	$12.34599	13,532
01/01/2013 to 12/31/2013	$12.34599	$17.06049	13,524
01/01/2014 to 12/31/2014	$17.06049	$17.56956	13,270
01/01/2015 to 12/31/2015	$17.56956	$17.47213	11,465

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.63863	$8.72427	2,940
01/01/2010 to 12/31/2010	$8.72427	$11.67952	3,581
01/01/2011 to 12/31/2011	$11.67952	$11.34980	2,407
01/01/2012 to 12/31/2012	$11.34980	$12.49402	2,930
01/01/2013 to 12/31/2013	$12.49402	$16.57375	2,319
01/01/2014 to 12/31/2014	$16.57375	$16.88587	2,470
01/01/2015 to 12/31/2015	$16.88587	$16.70121	2,232

AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.67202	$9.96698	2,982
01/01/2010 to 12/31/2010	$9.96698	$12.32368	3,324
01/01/2011 to 12/31/2011	$12.32368	$11.37136	1,159
01/01/2012 to 12/31/2012	$11.37136	$13.18554	1,344
01/01/2013 to 12/31/2013	$13.18554	$17.77929	1,592
01/01/2014 to 12/31/2014	$17.77929	$18.36690	1,753
01/01/2015 to 12/31/2015	$18.36690	$17.24749	1,083

AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.69843	$10.53936	203,180
01/01/2010 to 12/31/2010	$10.53936	$11.53594	287,813
01/01/2011 to 12/31/2011	$11.53594	$11.54580	278,077
01/01/2012 to 12/31/2012	$11.54580	$12.85936	311,349
01/01/2013 to 12/31/2013	$12.85936	$14.74391	412,087
01/01/2014 to 12/31/2014	$14.74391	$15.31972	385,167
01/01/2015 to 12/31/2015	$15.31972	$15.04035	372,678

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$6.28048	$8.03515	30,619
01/01/2010 to 12/31/2010	$8.03515	$8.92968	36,104
01/01/2011 to 12/31/2011	$8.92968	$8.61982	21,960
01/01/2012 to 12/31/2012	$8.61982	$9.91807	19,270
01/01/2013 to 12/31/2013	$9.91807	$12.62254	29,285
01/01/2014 to 12/31/2014	$12.62254	$13.31219	36,820
01/01/2015 to 10/16/2015	$13.31219	$12.32054	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.38445	$9.74439	17,808
01/01/2010 to 12/31/2010	$9.74439	$11.07477	26,220
01/01/2011 to 12/31/2011	$11.07477	$10.68434	18,277
01/01/2012 to 12/31/2012	$10.68434	$12.32839	23,771
01/01/2013 to 12/31/2013	$12.32839	$17.42511	53,822
01/01/2014 to 12/31/2014	$17.42511	$18.52728	58,609
01/01/2015 to 12/31/2015	$18.52728	$19.92422	71,627

AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.88124	$13.21257	15,189
01/01/2010 to 12/31/2010	$13.21257	$15.61837	17,006
01/01/2011 to 12/31/2011	$15.61837	$13.04089	11,386
01/01/2012 to 12/31/2012	$13.04089	$13.26007	10,344
01/01/2013 to 12/31/2013	$13.26007	$15.01427	8,162
01/01/2014 to 12/31/2014	$15.01427	$13.50228	6,011
01/01/2015 to 12/31/2015	$13.50228	$10.69926	4,550

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.04231	$11.14805	7,204
01/01/2010 to 12/31/2010	$11.14805	$11.56854	8,258
01/01/2011 to 12/31/2011	$11.56854	$11.82135	7,397
01/01/2012 to 12/31/2012	$11.82135	$12.20681	7,799
01/01/2013 to 12/31/2013	$12.20681	$11.52960	8,049
01/01/2014 to 12/31/2014	$11.52960	$11.37747	8,867
01/01/2015 to 12/31/2015	$11.37747	$10.64974	6,181

AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.85099	$8.70257	23,967
01/01/2010 to 12/31/2010	$8.70257	$9.79034	15,158
01/01/2011 to 12/31/2011	$9.79034	$9.27604	14,045
01/01/2012 to 12/31/2012	$9.27604	$10.10482	15,657
01/01/2013 to 12/31/2013	$10.10482	$11.94966	31,767
01/01/2014 to 12/31/2014	$11.94966	$12.37239	36,497
01/01/2015 to 12/31/2015	$12.37239	$12.06497	31,339

AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.42755	$10.16667	52,562
01/01/2010 to 12/31/2010	$10.16667	$10.75520	63,085
01/01/2011 to 12/31/2011	$10.75520	$11.19085	53,550
01/01/2012 to 12/31/2012	$11.19085	$11.84431	48,593
01/01/2013 to 12/31/2013	$11.84431	$11.44990	54,766
01/01/2014 to 12/31/2014	$11.44990	$12.04510	53,476
01/01/2015 to 12/31/2015	$12.04510	$11.96664	46,351

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.63859	$8.46640	264,331
01/01/2010 to 12/31/2010	$8.46640	$9.15945	380,177
01/01/2011 to 12/31/2011	$9.15945	$8.83880	261,590
01/01/2012 to 09/21/2012	$8.83880	$9.88665	0

ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$7.28105	$9.13821	0
01/01/2010 to 12/31/2010	$9.13821	$10.52485	0
01/01/2011 to 12/31/2011	$10.52485	$11.04636	0
01/01/2012 to 12/31/2012	$11.04636	$12.01719	0
01/01/2013 to 12/31/2013	$12.01719	$15.14856	0
01/01/2014 to 12/31/2014	$15.14856	$16.38655	0
01/01/2015 to 12/31/2015	$16.38655	$16.75054	0

ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$7.28936	$9.02631	0
01/01/2010 to 12/31/2010	$9.02631	$10.75277	0
01/01/2011 to 12/31/2011	$10.75277	$11.13296	0
01/01/2012 to 12/31/2012	$11.13296	$13.33945	0
01/01/2013 to 12/31/2013	$13.33945	$18.31002	0
01/01/2014 to 12/31/2014	$18.31002	$20.20767	0
01/01/2015 to 12/31/2015	$20.20767	$20.76082	0

ProFund VP Financials
05/01/2009 to 12/31/2009	$4.52641	$5.94096	0
01/01/2010 to 12/31/2010	$5.94096	$6.46752	0
01/01/2011 to 12/31/2011	$6.46752	$5.46912	0
01/01/2012 to 12/31/2012	$5.46912	$6.69433	0
01/01/2013 to 12/31/2013	$6.69433	$8.67696	0
01/01/2014 to 12/31/2014	$8.67696	$9.61499	0
01/01/2015 to 12/31/2015	$9.61499	$9.29459	1,915

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.60896	$9.76568	0
01/01/2010 to 12/31/2010	$9.76568	$9.85620	0
01/01/2011 to 12/31/2011	$9.85620	$10.65089	0
01/01/2012 to 12/31/2012	$10.65089	$12.27108	0
01/01/2013 to 12/31/2013	$12.27108	$16.83010	0
01/01/2014 to 12/31/2014	$16.83010	$20.43046	0
01/01/2015 to 12/31/2015	$20.43046	$21.05658	0

ProFund VP Industrials
05/01/2009 to 12/31/2009	$5.85686	$7.41364	0
01/01/2010 to 12/31/2010	$7.41364	$9.00330	0
01/01/2011 to 12/31/2011	$9.00330	$8.67801	0
01/01/2012 to 12/31/2012	$8.67801	$9.86134	0
01/01/2013 to 12/31/2013	$9.86134	$13.37320	0
01/01/2014 to 12/31/2014	$13.37320	$13.85579	10,617
01/01/2015 to 12/31/2015	$13.85579	$13.13225	10,617

ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$6.78961	$8.53791	1,458
01/01/2010 to 12/31/2010	$8.53791	$9.48341	1,433
01/01/2011 to 12/31/2011	$9.48341	$9.59816	709
01/01/2012 to 12/31/2012	$9.59816	$10.61681	0
01/01/2013 to 12/31/2013	$10.61681	$13.61385	0
01/01/2014 to 12/31/2014	$13.61385	$15.08713	0
01/01/2015 to 12/31/2015	$15.08713	$15.36194	0

ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$5.79280	$7.34149	0
01/01/2010 to 12/31/2010	$7.34149	$8.13357	0
01/01/2011 to 12/31/2011	$8.13357	$7.88003	0
01/01/2012 to 12/31/2012	$7.88003	$8.92535	0
01/01/2013 to 12/31/2013	$8.92535	$11.37720	0
01/01/2014 to 12/31/2014	$11.37720	$12.33461	0
01/01/2015 to 12/31/2015	$12.33461	$11.53151	0

ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$6.62098	$8.40241	0
01/01/2010 to 12/31/2010	$8.40241	$10.58907	0
01/01/2011 to 12/31/2011	$10.58907	$10.09124	0
01/01/2012 to 12/31/2012	$10.09124	$11.42578	0
01/01/2013 to 12/31/2013	$11.42578	$14.63546	0
01/01/2014 to 12/31/2014	$14.63546	$15.20866	0
01/01/2015 to 12/31/2015	$15.20866	$14.96737	0

ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$6.42910	$8.28919	0
01/01/2010 to 12/31/2010	$8.28919	$9.79829	0
01/01/2011 to 12/31/2011	$9.79829	$9.23856	0
01/01/2012 to 12/31/2012	$9.23856	$10.56774	0
01/01/2013 to 12/31/2013	$10.56774	$13.70591	0
01/01/2014 to 12/31/2014	$13.70591	$14.82027	0
01/01/2015 to 12/31/2015	$14.82027	$13.34771	0

ProFund VP Real Estate
05/01/2009 to 12/31/2009	$4.73304	$6.91515	600
01/01/2010 to 12/31/2010	$6.91515	$8.46186	1,086
01/01/2011 to 12/31/2011	$8.46186	$8.69881	664
01/01/2012 to 12/31/2012	$8.69881	$10.00220	858
01/01/2013 to 12/31/2013	$10.00220	$9.82468	381
01/01/2014 to 12/31/2014	$9.82468	$12.05366	59
01/01/2015 to 12/31/2015	$12.05366	$11.86730	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$6.68731	$8.41852	0
01/01/2010 to 12/31/2010	$8.41852	$10.38693	0
01/01/2011 to 12/31/2011	$10.38693	$10.32414	0
01/01/2012 to 12/31/2012	$10.32414	$11.39586	0
01/01/2013 to 12/31/2013	$11.39586	$15.70439	0
01/01/2014 to 12/31/2014	$15.70439	$15.74638	0
01/01/2015 to 12/31/2015	$15.74638	$15.63394	0

ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$6.79040	$8.46946	0
01/01/2010 to 12/31/2010	$8.46946	$10.14864	0
01/01/2011 to 12/31/2011	$10.14864	$9.55113	0
01/01/2012 to 12/31/2012	$9.55113	$10.88707	0
01/01/2013 to 12/31/2013	$10.88707	$14.70929	0
01/01/2014 to 12/31/2014	$14.70929	$15.27422	0
01/01/2015 to 12/31/2015	$15.27422	$13.74850	0

ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$7.03080	$7.64346	0
01/01/2010 to 12/31/2010	$7.64346	$8.67756	0
01/01/2011 to 12/31/2011	$8.67756	$8.67508	0
01/01/2012 to 12/31/2012	$8.67508	$9.91918	0
01/01/2013 to 12/31/2013	$9.91918	$10.90914	0
01/01/2014 to 12/31/2014	$10.90914	$10.76635	0
01/01/2015 to 12/31/2015	$10.76635	$10.72630	0

ProFund VP Utilities
05/01/2009 to 12/31/2009	$6.52883	$7.82890	1,649
01/01/2010 to 12/31/2010	$7.82890	$8.14003	1,609
01/01/2011 to 12/31/2011	$8.14003	$9.38722	1,666
01/01/2012 to 12/31/2012	$9.38722	$9.22480	2,021
01/01/2013 to 12/31/2013	$9.22480	$10.25797	2,116
01/01/2014 to 12/31/2014	$10.25797	$12.67249	0
01/01/2015 to 12/31/2015	$12.67249	$11.63994	0

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 Only OR HAV and

HD GRO OR HD GRO 60 bps (2.10%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.39084	$10.96256	1,587,635
01/01/2007 to 12/31/2007	$10.96256	$11.72459	1,930,150
01/01/2008 to 12/31/2008	$11.72459	$7.82811	1,567,491
01/01/2009 to 12/31/2009	$7.82811	$9.53480	1,612,808
01/01/2010 to 12/31/2010	$9.53480	$10.45610	1,593,182
01/01/2011 to 12/31/2011	$10.45610	$9.96902	1,428,681
01/01/2012 to 12/31/2012	$9.96902	$10.99065	1,370,628
01/01/2013 to 12/31/2013	$10.99065	$11.83821	1,270,176
01/01/2014 to 12/31/2014	$11.83821	$12.03742	1,176,948
01/01/2015 to 12/31/2015	$12.03742	$11.41023	1,053,761

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$10.14401	$10.62496	89,865
01/01/2007 to 12/31/2007	$10.62496	$11.39463	150,608
01/01/2008 to 12/31/2008	$11.39463	$7.83393	185,867
01/01/2009 to 12/31/2009	$7.83393	$9.68309	176,178
01/01/2010 to 12/31/2010	$9.68309	$10.78380	185,034
01/01/2011 to 12/31/2011	$10.78380	$10.57416	172,136
01/01/2012 to 12/31/2012	$10.57416	$11.76991	182,253
01/01/2013 to 12/31/2013	$11.76991	$13.43650	188,573
01/01/2014 to 12/31/2014	$13.43650	$13.96394	192,892
01/01/2015 to 12/31/2015	$13.96394	$13.78651	172,858

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$10.70202	$11.78602	0
01/01/2007 to 12/31/2007	$11.78602	$11.53005	0
01/01/2008 to 12/31/2008	$11.53005	$7.36892	0
01/01/2009 to 12/31/2009	$7.36892	$8.50008	1,219
01/01/2010 to 12/31/2010	$8.50008	$9.47802	849
01/01/2011 to 12/31/2011	$9.47802	$9.61485	540
01/01/2012 to 05/04/2012	$9.61485	$10.43222	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.34133	$10.85494	563,371
01/01/2007 to 12/31/2007	$10.85494	$11.59528	819,648
01/01/2008 to 12/31/2008	$11.59528	$8.09712	895,906
01/01/2009 to 12/31/2009	$8.09712	$9.77820	1,656,995
01/01/2010 to 12/31/2010	$9.77820	$10.75644	1,549,530
01/01/2011 to 12/31/2011	$10.75644	$10.40750	1,394,327
01/01/2012 to 12/31/2012	$10.40750	$11.46480	1,298,098
01/01/2013 to 12/31/2013	$11.46480	$13.21068	1,156,227
01/01/2014 to 12/31/2014	$13.21068	$13.78283	1,071,133
01/01/2015 to 12/31/2015	$13.78283	$13.56359	981,872

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99772	$9.14094	488,534
01/01/2012 to 12/31/2012	$9.14094	$10.01761	466,328
01/01/2013 to 12/31/2013	$10.01761	$10.87643	445,952
01/01/2014 to 12/31/2014	$10.87643	$11.17417	419,931
01/01/2015 to 12/31/2015	$11.17417	$10.61583	396,513

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99829	$10.47054	0
01/01/2014 to 12/31/2014	$10.47054	$10.62217	0
01/01/2015 to 12/31/2015	$10.62217	$10.43202	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$10.02751	$10.19107	0
01/01/2007 to 12/31/2007	$10.19107	$10.65907	0
01/01/2008 to 12/31/2008	$10.65907	$10.55615	0
01/01/2009 to 12/31/2009	$10.55615	$11.39668	1,189
01/01/2010 to 12/31/2010	$11.39668	$11.59752	718
01/01/2011 to 12/31/2011	$11.59752	$11.61472	557
01/01/2012 to 12/31/2012	$11.61472	$11.90963	599
01/01/2013 to 12/31/2013	$11.90963	$11.41093	161
01/01/2014 to 12/31/2014	$11.41093	$11.16527	0
01/01/2015 to 12/31/2015	$11.16527	$10.98841	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97094	$10.27495	0
01/01/2007 to 12/31/2007	$10.27495	$10.89859	0
01/01/2008 to 12/31/2008	$10.89859	$10.43321	0
01/01/2009 to 12/31/2009	$10.43321	$11.90738	26,799
01/01/2010 to 12/31/2010	$11.90738	$12.56259	24,343
01/01/2011 to 12/31/2011	$12.56259	$12.69567	16,545
01/01/2012 to 12/31/2012	$12.69567	$13.59329	19,049
01/01/2013 to 12/31/2013	$13.59329	$13.06915	2,873
01/01/2014 to 12/31/2014	$13.06915	$13.34194	10,829
01/01/2015 to 12/31/2015	$13.34194	$12.79195	1,201

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99886	$9.35356	0
01/01/2010 to 12/31/2010	$9.35356	$10.13009	0
01/01/2011 to 12/31/2011	$10.13009	$10.87842	0
01/01/2012 to 12/31/2012	$10.87842	$11.09802	0
01/01/2013 to 12/31/2013	$11.09802	$10.79490	0
01/01/2014 to 12/31/2014	$10.79490	$10.62178	0
01/01/2015 to 12/31/2015	$10.62178	$10.37931	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99830	$12.00560	0
01/01/2009 to 12/31/2009	$12.00560	$11.04716	0
01/01/2010 to 12/31/2010	$11.04716	$12.03026	0
01/01/2011 to 12/31/2011	$12.03026	$13.38327	0
01/01/2012 to 12/31/2012	$13.38327	$13.85687	0
01/01/2013 to 12/31/2013	$13.85687	$13.14522	0
01/01/2014 to 12/31/2014	$13.14522	$13.21761	0
01/01/2015 to 12/31/2015	$13.21761	$13.05071	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99830	$12.07427	0
01/01/2009 to 12/31/2009	$12.07427	$10.91522	0
01/01/2010 to 12/31/2010	$10.91522	$11.90528	0
01/01/2011 to 12/31/2011	$11.90528	$13.52335	0
01/01/2012 to 12/31/2012	$13.52335	$14.02085	0
01/01/2013 to 12/31/2013	$14.02085	$13.06896	0
01/01/2014 to 12/31/2014	$13.06896	$13.34595	0
01/01/2015 to 12/31/2015	$13.34595	$13.21140	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99886	$8.76579	0
01/01/2010 to 12/31/2010	$8.76579	$9.60243	23,064
01/01/2011 to 12/31/2011	$9.60243	$11.16178	0
01/01/2012 to 12/31/2012	$11.16178	$11.62262	0
01/01/2013 to 12/31/2013	$11.62262	$10.64181	0
01/01/2014 to 12/31/2014	$10.64181	$11.06489	0
01/01/2015 to 12/31/2015	$11.06489	$11.00279	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99772	$10.97956	46,018
01/01/2011 to 12/31/2011	$10.97956	$12.93718	207,955
01/01/2012 to 12/31/2012	$12.93718	$13.53150	59,541
01/01/2013 to 12/31/2013	$13.53150	$12.32531	0
01/01/2014 to 12/31/2014	$12.32531	$12.99903	0
01/01/2015 to 12/31/2015	$12.99903	$12.95877	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99829	$11.98927	71,599
01/01/2012 to 12/31/2012	$11.98927	$12.42891	164,701
01/01/2013 to 12/31/2013	$12.42891	$10.98697	0
01/01/2014 to 12/31/2014	$10.98697	$11.87687	0
01/01/2015 to 12/31/2015	$11.87687	$11.87638	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99773	$10.37175	41,507
01/01/2013 to 12/31/2013	$10.37175	$9.12226	433,441
01/01/2014 to 12/31/2014	$9.12226	$10.06206	170,906
01/01/2015 to 12/31/2015	$10.06206	$10.12194	19,230

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99886	$8.72663	64,843
01/01/2014 to 12/31/2014	$8.72663	$9.79423	85,816
01/01/2015 to 12/31/2015	$9.79423	$9.86530	11,903

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99886	$11.27345	1,267
01/01/2015 to 12/31/2015	$11.27345	$11.26217	169,508

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99886	$9.91185	10,837

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14506	$10.29482	0
01/01/2010 to 12/31/2010	$10.29482	$11.46695	0
01/01/2011 to 12/31/2011	$11.46695	$10.57191	394
01/01/2012 to 12/31/2012	$10.57191	$11.72442	423
01/01/2013 to 12/31/2013	$11.72442	$15.09252	114
01/01/2014 to 12/31/2014	$15.09252	$16.29953	0
01/01/2015 to 12/31/2015	$16.29953	$15.20359	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.50991	$11.13864	1,215,170
01/01/2007 to 12/31/2007	$11.13864	$11.96972	1,644,246
01/01/2008 to 12/31/2008	$11.96972	$7.62723	1,534,827
01/01/2009 to 12/31/2009	$7.62723	$9.36253	1,332,703
01/01/2010 to 12/31/2010	$9.36253	$10.39654	1,300,845
01/01/2011 to 12/31/2011	$10.39654	$9.93585	1,254,162
01/01/2012 to 12/31/2012	$9.93585	$11.06664	1,212,296
01/01/2013 to 12/31/2013	$11.06664	$13.29740	1,167,345
01/01/2014 to 12/31/2014	$13.29740	$13.93497	1,044,894
01/01/2015 to 12/31/2015	$13.93497	$13.72108	949,633

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99829	$11.62173	0
01/01/2014 to 12/31/2014	$11.62173	$12.93188	0
01/01/2015 to 12/31/2015	$12.93188	$12.21352	0

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$13.12069	$16.03849	0
01/01/2007 to 12/31/2007	$16.03849	$12.57515	0
01/01/2008 to 12/31/2008	$12.57515	$7.99901	0
01/01/2009 to 12/31/2009	$7.99901	$10.33588	2,237
01/01/2010 to 12/31/2010	$10.33588	$13.02810	2,600
01/01/2011 to 12/31/2011	$13.02810	$13.60150	1,302
01/01/2012 to 12/31/2012	$13.60150	$15.36585	1,626
01/01/2013 to 12/31/2013	$15.36585	$15.52133	161
01/01/2014 to 12/31/2014	$15.52133	$19.90176	186
01/01/2015 to 12/31/2015	$19.90176	$20.43665	108

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.22786	$11.72822	0
01/01/2007 to 12/31/2007	$11.72822	$9.44487	0
01/01/2008 to 07/18/2008	$9.44487	$8.63406	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99829	$9.66203	0
01/01/2014 to 12/31/2014	$9.66203	$9.94616	0
01/01/2015 to 12/31/2015	$9.94616	$9.73210	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10349	$7.48594	0
01/01/2009 to 12/31/2009	$7.48594	$8.88862	0
01/01/2010 to 12/31/2010	$8.88862	$9.86581	0
01/01/2011 to 12/31/2011	$9.86581	$9.42431	0
01/01/2012 to 12/31/2012	$9.42431	$10.48872	0
01/01/2013 to 12/31/2013	$10.48872	$12.24792	0
01/01/2014 to 12/31/2014	$12.24792	$12.68202	0
01/01/2015 to 10/16/2015	$12.68202	$12.60919	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$10.04424	$10.54620	86,221
01/01/2007 to 12/31/2007	$10.54620	$11.21183	142,734
01/01/2008 to 12/31/2008	$11.21183	$7.19391	201,709
01/01/2009 to 12/31/2009	$7.19391	$8.72643	227,201
01/01/2010 to 12/31/2010	$8.72643	$9.77460	234,352
01/01/2011 to 12/31/2011	$9.77460	$9.42980	192,497
01/01/2012 to 12/31/2012	$9.42980	$10.21781	191,557
01/01/2013 to 12/31/2013	$10.21781	$11.48490	191,929
01/01/2014 to 12/31/2014	$11.48490	$11.60311	184,850
01/01/2015 to 12/31/2015	$11.60311	$11.47701	172,561

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99830	$7.45903	0
01/01/2009 to 11/13/2009	$7.45903	$8.31266	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99830	$10.71807	33,688
01/01/2013 to 12/31/2013	$10.71807	$13.06664	15,126
01/01/2014 to 12/31/2014	$13.06664	$13.20457	20,331
01/01/2015 to 10/16/2015	$13.20457	$12.61095	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99829	$10.78599	2,297
01/01/2014 to 12/31/2014	$10.78599	$10.83448	1,252
01/01/2015 to 10/16/2015	$10.83448	$10.30782	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17497	$6.10196	0
01/01/2009 to 12/31/2009	$6.10196	$8.07411	0
01/01/2010 to 12/31/2010	$8.07411	$9.50539	0
01/01/2011 to 12/31/2011	$9.50539	$8.84098	0
01/01/2012 to 12/31/2012	$8.84098	$10.97977	0
01/01/2013 to 12/31/2013	$10.97977	$11.22143	0
01/01/2014 to 12/31/2014	$11.22143	$12.52097	0
01/01/2015 to 12/31/2015	$12.52097	$12.25238	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$11.22202	$11.55044	0
01/01/2007 to 12/31/2007	$11.55044	$12.89443	0
01/01/2008 to 12/31/2008	$12.89443	$7.54319	0
01/01/2009 to 12/31/2009	$7.54319	$11.03769	426
01/01/2010 to 12/31/2010	$11.03769	$11.92291	326
01/01/2011 to 12/31/2011	$11.92291	$11.21585	223
01/01/2012 to 12/31/2012	$11.21585	$13.15596	245
01/01/2013 to 12/31/2013	$13.15596	$16.71752	0
01/01/2014 to 02/07/2014	$16.71752	$16.43911	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.63443	$11.75065	0
01/01/2007 to 12/31/2007	$11.75065	$12.09783	0
01/01/2008 to 12/31/2008	$12.09783	$7.02744	0
01/01/2009 to 12/31/2009	$7.02744	$8.20364	0
01/01/2010 to 12/31/2010	$8.20364	$9.07038	0
01/01/2011 to 12/31/2011	$9.07038	$8.39373	0
01/01/2012 to 12/31/2012	$8.39373	$9.83764	0
01/01/2013 to 12/31/2013	$9.83764	$12.86734	0
01/01/2014 to 12/31/2014	$12.86734	$14.25765	0
01/01/2015 to 12/31/2015	$14.25765	$13.31904	0

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.10295	$10.97316	0
01/01/2007 to 12/31/2007	$10.97316	$12.82556	0
01/01/2008 to 12/31/2008	$12.82556	$7.43719	0
01/01/2009 to 12/31/2009	$7.43719	$11.44320	13,553
01/01/2010 to 12/31/2010	$11.44320	$13.42997	10,514
01/01/2011 to 12/31/2011	$13.42997	$12.76247	6,268
01/01/2012 to 12/31/2012	$12.76247	$14.95130	7,570
01/01/2013 to 12/31/2013	$14.95130	$19.35785	1,301
01/01/2014 to 12/31/2014	$19.35785	$21.14527	2,279
01/01/2015 to 12/31/2015	$21.14527	$19.53282	280

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08916	$7.59473	0
01/01/2009 to 12/31/2009	$7.59473	$9.17789	18,916
01/01/2010 to 12/31/2010	$9.17789	$10.03174	18,311
01/01/2011 to 12/31/2011	$10.03174	$9.77586	15,895
01/01/2012 to 12/31/2012	$9.77586	$10.54431	17,907
01/01/2013 to 12/31/2013	$10.54431	$11.34169	2,763
01/01/2014 to 12/31/2014	$11.34169	$11.55729	13,984
01/01/2015 to 12/31/2015	$11.55729	$11.21656	0

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03318	$7.62514	0
01/01/2009 to 12/31/2009	$7.62514	$9.47334	4,234
01/01/2010 to 12/31/2010	$9.47334	$11.76216	4,055
01/01/2011 to 12/31/2011	$11.76216	$11.67054	2,319
01/01/2012 to 12/31/2012	$11.67054	$13.22351	3,051
01/01/2013 to 12/31/2013	$13.22351	$17.97855	453
01/01/2014 to 12/31/2014	$17.97855	$18.87619	608
01/01/2015 to 12/31/2015	$18.87619	$17.47208	367

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.52704	$12.73070	0
01/01/2007 to 12/31/2007	$12.73070	$12.61442	0
01/01/2008 to 12/31/2008	$12.61442	$7.74619	0
01/01/2009 to 12/31/2009	$7.74619	$8.97205	5,041
01/01/2010 to 12/31/2010	$8.97205	$9.88094	2,821
01/01/2011 to 12/31/2011	$9.88094	$9.63030	2,402
01/01/2012 to 12/31/2012	$9.63030	$10.69602	2,532
01/01/2013 to 12/31/2013	$10.69602	$14.10381	973
01/01/2014 to 12/31/2014	$14.10381	$14.02892	1,969
01/01/2015 to 12/31/2015	$14.02892	$12.90716	0

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$10.07407	$10.61807	0
01/01/2007 to 12/31/2007	$10.61807	$10.65661	0
01/01/2008 to 12/31/2008	$10.65661	$7.77122	0
01/01/2009 to 12/31/2009	$7.77122	$10.31751	5,150
01/01/2010 to 12/31/2010	$10.31751	$11.46953	3,559
01/01/2011 to 12/31/2011	$11.46953	$11.59051	2,308
01/01/2012 to 12/31/2012	$11.59051	$12.92677	2,750
01/01/2013 to 12/31/2013	$12.92677	$13.56992	300
01/01/2014 to 12/31/2014	$13.56992	$13.63079	270
01/01/2015 to 12/31/2015	$13.63079	$12.87463	166

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99181	$10.57717	0
01/01/2007 to 12/31/2007	$10.57717	$12.33211	0
01/01/2008 to 12/31/2008	$12.33211	$6.01096	0
01/01/2009 to 12/31/2009	$6.01096	$7.96493	4,501
01/01/2010 to 12/31/2010	$7.96493	$8.93213	5,917
01/01/2011 to 12/31/2011	$8.93213	$7.61791	2,729
01/01/2012 to 12/31/2012	$7.61791	$8.98064	3,740
01/01/2013 to 12/31/2013	$8.98064	$10.47211	803
01/01/2014 to 12/31/2014	$10.47211	$9.68999	727
01/01/2015 to 12/31/2015	$9.68999	$9.78946	445

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.00996	$10.83950	0
01/01/2007 to 12/31/2007	$10.83950	$12.50545	0
01/01/2008 to 12/31/2008	$12.50545	$6.85844	0
01/01/2009 to 12/31/2009	$6.85844	$8.76614	0
01/01/2010 to 12/31/2010	$8.76614	$9.53741	1,470
01/01/2011 to 12/31/2011	$9.53741	$8.16907	1,035
01/01/2012 to 12/31/2012	$8.16907	$9.33514	1,321
01/01/2013 to 12/31/2013	$9.33514	$10.92299	272
01/01/2014 to 12/31/2014	$10.92299	$9.98112	695
01/01/2015 to 12/31/2015	$9.98112	$9.85571	431

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11168	$7.11981	1,226
01/01/2009 to 12/31/2009	$7.11981	$8.83303	1,226
01/01/2010 to 12/31/2010	$8.83303	$9.84678	1,226
01/01/2011 to 12/31/2011	$9.84678	$9.58958	1,226
01/01/2012 to 12/31/2012	$9.58958	$10.66782	2,341
01/01/2013 to 12/31/2013	$10.66782	$12.14959	2,341
01/01/2014 to 12/31/2014	$12.14959	$12.65695	1,115
01/01/2015 to 12/31/2015	$12.65695	$12.26671	1,114

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$12.09563	$12.76794	0
01/01/2007 to 12/31/2007	$12.76794	$13.68437	0
01/01/2008 to 12/31/2008	$13.68437	$7.85645	0
01/01/2009 to 12/31/2009	$7.85645	$10.45584	6,768
01/01/2010 to 12/31/2010	$10.45584	$10.97517	6,187
01/01/2011 to 12/31/2011	$10.97517	$9.76606	3,856
01/01/2012 to 12/31/2012	$9.76606	$11.66046	4,921
01/01/2013 to 12/31/2013	$11.66046	$13.17496	583
01/01/2014 to 12/31/2014	$13.17496	$12.08258	833
01/01/2015 to 12/31/2015	$12.08258	$11.50325	517

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$10.92771	$11.52382	0
01/01/2007 to 12/31/2007	$11.52382	$11.50472	54,457
01/01/2008 to 12/31/2008	$11.50472	$9.28305	85,317
01/01/2009 to 12/31/2009	$9.28305	$11.09414	121,124
01/01/2010 to 12/31/2010	$11.09414	$11.66131	134,319
01/01/2011 to 12/31/2011	$11.66131	$11.44852	120,324
01/01/2012 to 12/31/2012	$11.44852	$12.41462	123,775
01/01/2013 to 12/31/2013	$12.41462	$13.50070	126,968
01/01/2014 to 12/31/2014	$13.50070	$13.94341	135,995
01/01/2015 to 12/31/2015	$13.94341	$13.63170	130,676

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08368	$10.28503	0
01/01/2010 to 12/31/2010	$10.28503	$11.21345	0
01/01/2011 to 12/31/2011	$11.21345	$11.05588	0
01/01/2012 to 12/31/2012	$11.05588	$12.47267	0
01/01/2013 to 12/31/2013	$12.47267	$16.67447	0
01/01/2014 to 12/31/2014	$16.67447	$17.88370	0
01/01/2015 to 12/31/2015	$17.88370	$19.37861	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.06758	$12.20570	0
01/01/2007 to 12/31/2007	$12.20570	$11.59635	0
01/01/2008 to 12/31/2008	$11.59635	$6.64525	0
01/01/2009 to 12/31/2009	$6.64525	$7.77344	0
01/01/2010 to 12/31/2010	$7.77344	$8.61549	0
01/01/2011 to 12/31/2011	$8.61549	$8.08549	0
01/01/2012 to 12/31/2012	$8.08549	$9.25614	0
01/01/2013 to 12/31/2013	$9.25614	$12.67955	0
01/01/2014 to 12/31/2014	$12.67955	$14.12596	0
01/01/2015 to 12/31/2015	$14.12596	$12.75117	0

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.14037	$11.41196	0
01/01/2007 to 12/31/2007	$11.41196	$12.84853	0
01/01/2008 to 12/31/2008	$12.84853	$7.08969	0
01/01/2009 to 12/31/2009	$7.08969	$9.01029	6,703
01/01/2010 to 12/31/2010	$9.01029	$10.56815	3,717
01/01/2011 to 12/31/2011	$10.56815	$10.25660	3,328
01/01/2012 to 12/31/2012	$10.25660	$11.27751	3,436
01/01/2013 to 12/31/2013	$11.27751	$15.08966	1,240
01/01/2014 to 12/31/2014	$15.08966	$16.34435	2,870
01/01/2015 to 12/31/2015	$16.34435	$17.62051	93

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$10.19930	$10.66276	0
01/01/2007 to 12/31/2007	$10.66276	$11.07795	0
01/01/2008 to 12/31/2008	$11.07795	$8.32703	0
01/01/2009 to 12/31/2009	$8.32703	$10.97791	0
01/01/2010 to 12/31/2010	$10.97791	$12.19444	0
01/01/2011 to 12/31/2011	$12.19444	$13.15893	0
01/01/2012 to 12/31/2012	$13.15893	$13.65206	0
01/01/2013 to 12/31/2013	$13.65206	$13.10375	0
01/01/2014 to 12/31/2014	$13.10375	$13.65416	0
01/01/2015 to 12/31/2015	$13.65416	$13.29519	0

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$11.43165	$12.71184	0
01/01/2007 to 12/31/2007	$12.71184	$13.61948	0
01/01/2008 to 12/31/2008	$13.61948	$8.80501	0
01/01/2009 to 12/31/2009	$8.80501	$11.34102	0
01/01/2010 to 12/31/2010	$11.34102	$12.44586	0
01/01/2011 to 12/31/2011	$12.44586	$11.80835	0
01/01/2012 to 12/31/2012	$11.80835	$14.23420	0
01/01/2013 to 12/31/2013	$14.23420	$17.79409	0
01/01/2014 to 12/31/2014	$17.79409	$18.06082	0
01/01/2015 to 12/31/2015	$18.06082	$17.43014	0

AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$11.04383	$11.51619	0
01/01/2007 to 12/31/2007	$11.51619	$12.98213	0
01/01/2008 to 12/31/2008	$12.98213	$8.09894	0
01/01/2009 to 12/31/2009	$8.09894	$9.86031	2,710
01/01/2010 to 12/31/2010	$9.86031	$10.89230	2,251
01/01/2011 to 12/31/2011	$10.89230	$10.60519	1,110
01/01/2012 to 12/31/2012	$10.60519	$12.16130	1,492
01/01/2013 to 12/31/2013	$12.16130	$16.28339	0
01/01/2014 to 12/31/2014	$16.28339	$17.33759	0
01/01/2015 to 12/31/2015	$17.33759	$18.20849	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99830	$10.18113	0
01/01/2013 to 12/31/2013	$10.18113	$13.41252	0
01/01/2014 to 12/31/2014	$13.41252	$14.47891	0
01/01/2015 to 12/31/2015	$14.47891	$14.07852	0

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.04648	$11.54398	0
01/01/2007 to 12/31/2007	$11.54398	$11.61648	0
01/01/2008 to 12/31/2008	$11.61648	$7.03962	0
01/01/2009 to 12/31/2009	$7.03962	$9.57597	0
01/01/2010 to 12/31/2010	$9.57597	$11.59338	0
01/01/2011 to 12/31/2011	$11.59338	$10.96336	0
01/01/2012 to 12/31/2012	$10.96336	$12.71430	0
01/01/2013 to 12/31/2013	$12.71430	$16.48947	0
01/01/2014 to 12/31/2014	$16.48947	$18.56790	0
01/01/2015 to 12/31/2015	$18.56790	$16.98403	0

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99947	$10.18121	0
01/01/2007 to 12/31/2007	$10.18121	$10.45961	0
01/01/2008 to 12/31/2008	$10.45961	$10.50151	0
01/01/2009 to 12/31/2009	$10.50151	$10.31087	1,620
01/01/2010 to 12/31/2010	$10.31087	$10.10136	1,320
01/01/2011 to 12/31/2011	$10.10136	$9.89610	931
01/01/2012 to 12/31/2012	$9.89610	$9.69320	1,155
01/01/2013 to 12/31/2013	$9.69320	$9.49385	0
01/01/2014 to 12/31/2014	$9.49385	$9.29857	1,107
01/01/2015 to 12/31/2015	$9.29857	$9.10725	664

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.65255	$11.76632	0
01/01/2007 to 12/31/2007	$11.76632	$11.88823	0
01/01/2008 to 12/31/2008	$11.88823	$6.72310	0
01/01/2009 to 12/31/2009	$6.72310	$9.26118	0
01/01/2010 to 12/31/2010	$9.26118	$11.19660	0
01/01/2011 to 12/31/2011	$11.19660	$10.69416	0
01/01/2012 to 12/31/2012	$10.69416	$12.26785	0
01/01/2013 to 12/31/2013	$12.26785	$17.06311	0
01/01/2014 to 12/31/2014	$17.06311	$19.09368	0
01/01/2015 to 12/31/2015	$19.09368	$17.64669	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02820	$10.06356	0
01/01/2012 to 12/31/2012	$10.06356	$10.33649	0
01/01/2013 to 12/31/2013	$10.33649	$9.83704	0
01/01/2014 to 12/31/2014	$9.83704	$10.13089	0
01/01/2015 to 10/16/2015	$10.13089	$10.07055	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$12.35708	$12.61948	0
01/01/2007 to 12/31/2007	$12.61948	$15.10271	0
01/01/2008 to 12/31/2008	$15.10271	$8.40416	0
01/01/2009 to 12/31/2009	$8.40416	$10.68337	725
01/01/2010 to 12/31/2010	$10.68337	$13.46448	496
01/01/2011 to 12/31/2011	$13.46448	$13.41030	305
01/01/2012 to 12/31/2012	$13.41030	$14.76040	362
01/01/2013 to 12/31/2013	$14.76040	$19.17136	0
01/01/2014 to 12/31/2014	$19.17136	$20.26774	239
01/01/2015 to 10/16/2015	$20.26774	$20.71527	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.49528	$10.84539	0
01/01/2007 to 12/31/2007	$10.84539	$12.60892	0
01/01/2008 to 12/31/2008	$12.60892	$7.09593	0
01/01/2009 to 12/31/2009	$7.09593	$8.51811	0
01/01/2010 to 12/31/2010	$8.51811	$10.03388	0
01/01/2011 to 04/29/2011	$10.03388	$11.23937	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99830	$10.29470	755
01/01/2013 to 12/31/2013	$10.29470	$11.99016	0
01/01/2014 to 12/31/2014	$11.99016	$12.34700	0
01/01/2015 to 12/31/2015	$12.34700	$11.94281	4,994

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10104	$5.56343	0
01/01/2009 to 12/31/2009	$5.56343	$9.07348	9,006
01/01/2010 to 12/31/2010	$9.07348	$10.86611	9,479
01/01/2011 to 12/31/2011	$10.86611	$8.48537	4,560
01/01/2012 to 12/31/2012	$8.48537	$9.80073	6,477
01/01/2013 to 12/31/2013	$9.80073	$9.62049	770
01/01/2014 to 12/31/2014	$9.62049	$8.98130	1,444
01/01/2015 to 12/31/2015	$8.98130	$7.32505	1,076

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.19258	$10.61053	210,114
01/01/2007 to 12/31/2007	$10.61053	$11.29724	272,323
01/01/2008 to 12/31/2008	$11.29724	$8.90875	295,553
01/01/2009 to 12/31/2009	$8.90875	$10.47389	380,695
01/01/2010 to 12/31/2010	$10.47389	$11.34306	390,743
01/01/2011 to 12/31/2011	$11.34306	$11.22072	401,647
01/01/2012 to 12/31/2012	$11.22072	$12.12964	414,041
01/01/2013 to 12/31/2013	$12.12964	$12.97458	403,443
01/01/2014 to 12/31/2014	$12.97458	$13.44166	368,595
01/01/2015 to 12/31/2015	$13.44166	$13.18401	327,053

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01821	$10.06345	0
01/01/2012 to 12/31/2012	$10.06345	$10.55681	0
01/01/2013 to 12/31/2013	$10.55681	$10.10047	0
01/01/2014 to 12/31/2014	$10.10047	$10.49223	0
01/01/2015 to 12/31/2015	$10.49223	$10.24893	0

AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$10.16392	$10.44781	45,180
01/01/2007 to 12/31/2007	$10.44781	$11.40006	259,165
01/01/2008 to 12/31/2008	$11.40006	$6.61982	197,532
01/01/2009 to 12/31/2009	$6.61982	$8.16779	203,840
01/01/2010 to 12/31/2010	$8.16779	$9.52139	214,824
01/01/2011 to 12/31/2011	$9.52139	$8.74633	190,966
01/01/2012 to 12/31/2012	$8.74633	$9.67312	199,158
01/01/2013 to 12/31/2013	$9.67312	$11.08717	214,948
01/01/2014 to 12/31/2014	$11.08717	$11.85788	228,333
01/01/2015 to 12/31/2015	$11.85788	$11.54281	238,237

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$10.62830	$11.43057	0
01/01/2007 to 12/31/2007	$11.43057	$11.42738	0
01/01/2008 to 12/31/2008	$11.42738	$6.85882	0
01/01/2009 to 12/31/2009	$6.85882	$8.18377	0
01/01/2010 to 12/31/2010	$8.18377	$9.22175	0
01/01/2011 to 12/31/2011	$9.22175	$9.34460	0
01/01/2012 to 12/31/2012	$9.34460	$10.87307	0
01/01/2013 to 12/31/2013	$10.87307	$14.10290	0
01/01/2014 to 12/31/2014	$14.10290	$16.19051	0
01/01/2015 to 12/31/2015	$16.19051	$16.34572	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99829	$8.87518	0
01/01/2012 to 12/31/2012	$8.87518	$9.83606	0
01/01/2013 to 12/31/2013	$9.83606	$11.79145	0
01/01/2014 to 12/31/2014	$11.79145	$12.29971	0
01/01/2015 to 12/31/2015	$12.29971	$12.06485	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08098	$7.32618	0
01/01/2009 to 12/31/2009	$7.32618	$8.85373	19,485
01/01/2010 to 12/31/2010	$8.85373	$9.70515	15,059
01/01/2011 to 12/31/2011	$9.70515	$9.33306	10,889
01/01/2012 to 12/31/2012	$9.33306	$10.08071	11,025
01/01/2013 to 12/31/2013	$10.08071	$11.10147	1,654
01/01/2014 to 12/31/2014	$11.10147	$11.43195	1,586
01/01/2015 to 12/31/2015	$11.43195	$11.17820	1,944

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09916	$6.67900	5,329
01/01/2009 to 12/31/2009	$6.67900	$8.29803	13,851
01/01/2010 to 12/31/2010	$8.29803	$9.29309	11,332
01/01/2011 to 12/31/2011	$9.29309	$8.88479	10,261
01/01/2012 to 12/31/2012	$8.88479	$10.08559	10,461
01/01/2013 to 12/31/2013	$10.08559	$11.66215	6,817
01/01/2014 to 12/31/2014	$11.66215	$12.04284	8,936
01/01/2015 to 12/31/2015	$12.04284	$11.73112	49,449

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$10.45722	$11.04245	0
01/01/2007 to 12/31/2007	$11.04245	$11.77871	3,266
01/01/2008 to 12/31/2008	$11.77871	$8.05326	11,247
01/01/2009 to 12/31/2009	$8.05326	$10.04994	51,127
01/01/2010 to 12/31/2010	$10.04994	$11.00596	87,222
01/01/2011 to 12/31/2011	$11.00596	$10.41555	68,916
01/01/2012 to 12/31/2012	$10.41555	$11.33714	67,120
01/01/2013 to 12/31/2013	$11.33714	$12.70300	54,350
01/01/2014 to 12/31/2014	$12.70300	$12.81942	51,868
01/01/2015 to 10/16/2015	$12.81942	$12.42790	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$12.17005	$12.07703	0
01/01/2007 to 12/31/2007	$12.07703	$13.15347	0
01/01/2008 to 12/31/2008	$13.15347	$7.20232	0
01/01/2009 to 12/31/2009	$7.20232	$9.35819	1,833
01/01/2010 to 12/31/2010	$9.35819	$12.14893	1,207
01/01/2011 to 12/31/2011	$12.14893	$10.33909	879
01/01/2012 to 12/31/2012	$10.33909	$12.15880	990
01/01/2013 to 12/31/2013	$12.15880	$16.76899	0
01/01/2014 to 12/31/2014	$16.76899	$17.23549	619
01/01/2015 to 12/31/2015	$17.23549	$17.10622	351

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90478	$9.88597	0
01/01/2007 to 12/31/2007	$9.88597	$10.37389	0
01/01/2008 to 12/31/2008	$10.37389	$6.60424	0
01/01/2009 to 12/31/2009	$6.60424	$8.66167	4,275
01/01/2010 to 12/31/2010	$8.66167	$11.57313	4,072
01/01/2011 to 12/31/2011	$11.57313	$11.22445	1,988
01/01/2012 to 12/31/2012	$11.22445	$12.33177	2,709
01/01/2013 to 12/31/2013	$12.33177	$16.32652	619
01/01/2014 to 12/31/2014	$16.32652	$16.60132	0
01/01/2015 to 12/31/2015	$16.60132	$16.38754	0

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.94624	$12.47456	0
01/01/2007 to 12/31/2007	$12.47456	$11.53147	0
01/01/2008 to 12/31/2008	$11.53147	$7.93778	0
01/01/2009 to 12/31/2009	$7.93778	$9.87372	795
01/01/2010 to 12/31/2010	$9.87372	$12.18462	480
01/01/2011 to 12/31/2011	$12.18462	$11.22104	935
01/01/2012 to 12/31/2012	$11.22104	$12.98572	1,005
01/01/2013 to 12/31/2013	$12.98572	$17.47572	271
01/01/2014 to 12/31/2014	$17.47572	$18.01797	0
01/01/2015 to 12/31/2015	$18.01797	$16.88678	0

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.69114	$11.36989	0
01/01/2007 to 12/31/2007	$11.36989	$11.83890	50,137
01/01/2008 to 12/31/2008	$11.83890	$8.58696	64,147
01/01/2009 to 12/31/2009	$8.58696	$10.44044	162,911
01/01/2010 to 12/31/2010	$10.44044	$11.40523	179,662
01/01/2011 to 12/31/2011	$11.40523	$11.39261	152,830
01/01/2012 to 12/31/2012	$11.39261	$12.66397	155,529
01/01/2013 to 12/31/2013	$12.66397	$14.49143	122,188
01/01/2014 to 12/31/2014	$14.49143	$15.02799	109,143
01/01/2015 to 12/31/2015	$15.02799	$14.72504	95,852

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$11.00641	$12.21281	0
01/01/2007 to 12/31/2007	$12.21281	$11.53367	0
01/01/2008 to 12/31/2008	$11.53367	$6.56465	0
01/01/2009 to 12/31/2009	$6.56465	$7.95961	0
01/01/2010 to 12/31/2010	$7.95961	$8.82843	0
01/01/2011 to 12/31/2011	$8.82843	$8.50532	0
01/01/2012 to 12/31/2012	$8.50532	$9.76716	0
01/01/2013 to 12/31/2013	$9.76716	$12.40611	0
01/01/2014 to 12/31/2014	$12.40611	$13.05825	0
01/01/2015 to 10/16/2015	$13.05825	$12.06675	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.93981	$10.43814	0
01/01/2007 to 12/31/2007	$10.43814	$11.06414	0
01/01/2008 to 12/31/2008	$11.06414	$6.44027	0
01/01/2009 to 12/31/2009	$6.44027	$9.67446	0
01/01/2010 to 12/31/2010	$9.67446	$10.97370	0
01/01/2011 to 12/31/2011	$10.97370	$10.56605	619
01/01/2012 to 12/31/2012	$10.56605	$12.16792	665
01/01/2013 to 12/31/2013	$12.16792	$17.16472	179
01/01/2014 to 12/31/2014	$17.16472	$18.21468	0
01/01/2015 to 12/31/2015	$18.21468	$19.54971	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$13.74361	$13.27510	0
01/01/2007 to 12/31/2007	$13.27510	$18.26734	0
01/01/2008 to 12/31/2008	$18.26734	$8.94784	0
01/01/2009 to 12/31/2009	$8.94784	$13.08863	4,378
01/01/2010 to 12/31/2010	$13.08863	$15.44154	6,187
01/01/2011 to 12/31/2011	$15.44154	$12.86799	2,764
01/01/2012 to 12/31/2012	$12.86799	$13.05869	3,814
01/01/2013 to 12/31/2013	$13.05869	$14.75729	392
01/01/2014 to 12/31/2014	$14.75729	$13.24514	740
01/01/2015 to 12/31/2015	$13.24514	$10.47492	579

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.53367	$9.80134	0
01/01/2007 to 12/31/2007	$9.80134	$10.52457	0
01/01/2008 to 12/31/2008	$10.52457	$10.05707	0
01/01/2009 to 12/31/2009	$10.05707	$11.04358	3,089
01/01/2010 to 12/31/2010	$11.04358	$11.43770	2,435
01/01/2011 to 12/31/2011	$11.43770	$11.66490	1,648
01/01/2012 to 12/31/2012	$11.66490	$12.02165	1,956
01/01/2013 to 12/31/2013	$12.02165	$11.33244	0
01/01/2014 to 12/31/2014	$11.33244	$11.16110	1,892
01/01/2015 to 12/31/2015	$11.16110	$10.42667	1,190

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$10.62887	$11.32444	0
01/01/2007 to 12/31/2007	$11.32444	$12.15039	0
01/01/2008 to 12/31/2008	$12.15039	$6.86312	0
01/01/2009 to 12/31/2009	$6.86312	$8.63315	47,184
01/01/2010 to 12/31/2010	$8.63315	$9.69323	40,775
01/01/2011 to 12/31/2011	$9.69323	$9.16607	22,526
01/01/2012 to 12/31/2012	$9.16607	$9.96542	24,555
01/01/2013 to 12/31/2013	$9.96542	$11.76171	23,512
01/01/2014 to 12/31/2014	$11.76171	$12.15390	32,540
01/01/2015 to 12/31/2015	$12.15390	$11.82859	30,386

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99829	$9.97440	0
01/01/2008 to 12/31/2008	$9.97440	$9.26017	0
01/01/2009 to 12/31/2009	$9.26017	$10.12450	0
01/01/2010 to 12/31/2010	$10.12450	$10.68951	1,264
01/01/2011 to 12/31/2011	$10.68951	$11.10080	429
01/01/2012 to 12/31/2012	$11.10080	$11.72585	618
01/01/2013 to 12/31/2013	$11.72585	$11.31310	126
01/01/2014 to 12/31/2014	$11.31310	$11.87791	588
01/01/2015 to 12/31/2015	$11.87791	$11.77748	367

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07800	$6.62440	4,018
01/01/2009 to 12/31/2009	$6.62440	$8.43880	38,984
01/01/2010 to 12/31/2010	$8.43880	$9.11172	38,950
01/01/2011 to 12/31/2011	$9.11172	$8.77538	29,302
01/01/2012 to 09/21/2012	$8.77538	$9.80179	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Goods Portfolio
05/01/2008* to 12/31/2008	$10.08888	$7.64977	0
01/01/2009 to 12/31/2009	$7.64977	$9.10826	0
01/01/2010 to 12/31/2010	$9.10826	$10.46983	0
01/01/2011 to 12/31/2011	$10.46983	$10.96726	0
01/01/2012 to 12/31/2012	$10.96726	$11.90760	0
01/01/2013 to 12/31/2013	$11.90760	$14.98106	0
01/01/2014 to 12/31/2014	$14.98106	$16.17354	0
01/01/2015 to 12/31/2015	$16.17354	$16.50038	0

ProFund VP Consumer Services
05/01/2008* to 12/31/2008	$10.26789	$7.02240	0
01/01/2009 to 12/31/2009	$7.02240	$8.99671	0
01/01/2010 to 12/31/2010	$8.99671	$10.69651	0
01/01/2011 to 12/31/2011	$10.69651	$11.05307	0
01/01/2012 to 12/31/2012	$11.05307	$13.21772	0
01/01/2013 to 12/31/2013	$13.21772	$18.10741	0
01/01/2014 to 12/31/2014	$18.10741	$19.94475	0
01/01/2015 to 12/31/2015	$19.94475	$20.45054	0

ProFund VP Financials
05/01/2008* to 12/31/2008	$10.38558	$5.25699	0
01/01/2009 to 12/31/2009	$5.25699	$5.92152	0
01/01/2010 to 12/31/2010	$5.92152	$6.43365	0
01/01/2011 to 12/31/2011	$6.43365	$5.42982	703
01/01/2012 to 12/31/2012	$5.42982	$6.63308	756
01/01/2013 to 12/31/2013	$6.63308	$8.58077	203
01/01/2014 to 12/31/2014	$8.58077	$9.48981	0
01/01/2015 to 12/31/2015	$9.48981	$9.15568	0

ProFund VP Health Care
05/01/2008* to 12/31/2008	$10.15181	$8.31252	0
01/01/2009 to 12/31/2009	$8.31252	$9.73373	0
01/01/2010 to 12/31/2010	$9.73373	$9.80468	0
01/01/2011 to 12/31/2011	$9.80468	$10.57454	700
01/01/2012 to 12/31/2012	$10.57454	$12.15913	753
01/01/2013 to 12/31/2013	$12.15913	$16.64400	203
01/01/2014 to 12/31/2014	$16.64400	$20.16511	0
01/01/2015 to 12/31/2015	$20.16511	$20.74242	0

ProFund VP Industrials
05/01/2008* to 12/31/2008	$10.16531	$6.07949	0
01/01/2009 to 12/31/2009	$6.07949	$7.38932	0
01/01/2010 to 12/31/2010	$7.38932	$8.95612	0
01/01/2011 to 12/31/2011	$8.95612	$8.61558	0
01/01/2012 to 12/31/2012	$8.61558	$9.77130	0
01/01/2013 to 12/31/2013	$9.77130	$13.22525	0
01/01/2014 to 12/31/2014	$13.22525	$13.67558	0
01/01/2015 to 12/31/2015	$13.67558	$12.93608	0

ProFund VP Large-Cap Growth
05/01/2008* to 12/31/2008	$10.11054	$6.69736	0
01/01/2009 to 12/31/2009	$6.69736	$8.51005	2,729
01/01/2010 to 12/31/2010	$8.51005	$9.43387	1,647
01/01/2011 to 12/31/2011	$9.43387	$9.52935	1,262
01/01/2012 to 12/31/2012	$9.52935	$10.52001	1,357
01/01/2013 to 12/31/2013	$10.52001	$13.46336	365
01/01/2014 to 12/31/2014	$13.46336	$14.89119	0
01/01/2015 to 12/31/2015	$14.89119	$15.13284	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Value
05/01/2008* to 12/31/2008	$10.24132	$6.25380	0
01/01/2009 to 12/31/2009	$6.25380	$7.31738	0
01/01/2010 to 12/31/2010	$7.31738	$8.09105	0
01/01/2011 to 12/31/2011	$8.09105	$7.82346	0
01/01/2012 to 12/31/2012	$7.82346	$8.84385	0
01/01/2013 to 12/31/2013	$8.84385	$11.25131	0
01/01/2014 to 12/31/2014	$11.25131	$12.17415	0
01/01/2015 to 12/31/2015	$12.17415	$11.35905	0

ProFund VP Mid-Cap Growth
05/01/2008* to 12/31/2008	$10.07232	$6.18199	0
01/01/2009 to 12/31/2009	$6.18199	$8.37491	932
01/01/2010 to 12/31/2010	$8.37491	$10.53374	562
01/01/2011 to 12/31/2011	$10.53374	$10.01888	429
01/01/2012 to 12/31/2012	$10.01888	$11.32177	462
01/01/2013 to 12/31/2013	$11.32177	$14.47394	124
01/01/2014 to 12/31/2014	$14.47394	$15.01137	0
01/01/2015 to 12/31/2015	$15.01137	$14.74424	0

ProFund VP Mid-Cap Value
05/01/2008* to 12/31/2008	$10.18830	$6.44572	0
01/01/2009 to 12/31/2009	$6.44572	$8.26226	0
01/01/2010 to 12/31/2010	$8.26226	$9.74747	0
01/01/2011 to 12/31/2011	$9.74747	$9.17262	0
01/01/2012 to 12/31/2012	$9.17262	$10.47165	0
01/01/2013 to 12/31/2013	$10.47165	$13.55469	0
01/01/2014 to 12/31/2014	$13.55469	$14.62801	0
01/01/2015 to 12/31/2015	$14.62801	$13.14869	0

ProFund VP Real Estate
05/01/2008* to 12/31/2008	$10.25880	$5.50234	0
01/01/2009 to 12/31/2009	$5.50234	$6.89260	0
01/01/2010 to 12/31/2010	$6.89260	$8.41782	0
01/01/2011 to 12/31/2011	$8.41782	$8.63656	0
01/01/2012 to 12/31/2012	$8.63656	$9.91107	0
01/01/2013 to 12/31/2013	$9.91107	$9.71611	0
01/01/2014 to 12/31/2014	$9.71611	$11.89704	0
01/01/2015 to 12/31/2015	$11.89704	$11.69009	0

ProFund VP Small-Cap Growth
05/01/2008* to 12/31/2008	$10.11344	$6.79014	0
01/01/2009 to 12/31/2009	$6.79014	$8.39089	0
01/01/2010 to 12/31/2010	$8.39089	$10.33254	0
01/01/2011 to 12/31/2011	$10.33254	$10.24997	0
01/01/2012 to 12/31/2012	$10.24997	$11.29179	0
01/01/2013 to 12/31/2013	$11.29179	$15.53056	0
01/01/2014 to 12/31/2014	$15.53056	$15.54156	0
01/01/2015 to 12/31/2015	$15.54156	$15.40039	0

ProFund VP Small-Cap Value
05/01/2008* to 12/31/2008	$10.22844	$7.15855	0
01/01/2009 to 12/31/2009	$7.15855	$8.44181	0
01/01/2010 to 12/31/2010	$8.44181	$10.09576	0
01/01/2011 to 12/31/2011	$10.09576	$9.48274	0
01/01/2012 to 12/31/2012	$9.48274	$10.78788	0
01/01/2013 to 12/31/2013	$10.78788	$14.54699	0
01/01/2014 to 12/31/2014	$14.54699	$15.07615	0
01/01/2015 to 12/31/2015	$15.07615	$13.54361	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Telecommunications
05/01/2008* to 12/31/2008	$10.27802	$7.24797	0
01/01/2009 to 12/31/2009	$7.24797	$7.61851	0
01/01/2010 to 12/31/2010	$7.61851	$8.63243	0
01/01/2011 to 12/31/2011	$8.63243	$8.61317	0
01/01/2012 to 12/31/2012	$8.61317	$9.82906	0
01/01/2013 to 12/31/2013	$9.82906	$10.78878	0
01/01/2014 to 12/31/2014	$10.78878	$10.62668	0
01/01/2015 to 12/31/2015	$10.62668	$10.56644	0

ProFund VP Utilities
05/01/2008* to 12/31/2008	$10.09847	$7.19472	0
01/01/2009 to 12/31/2009	$7.19472	$7.80329	0
01/01/2010 to 12/31/2010	$7.80329	$8.09752	0
01/01/2011 to 12/31/2011	$8.09752	$9.32008	0
01/01/2012 to 12/31/2012	$9.32008	$9.14088	0
01/01/2013 to 12/31/2013	$9.14088	$10.14482	0
01/01/2014 to 12/31/2014	$10.14482	$12.50810	0
01/01/2015 to 12/31/2015	$12.50810	$11.46643	0

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.25%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.38461	$10.94529	146,936
01/01/2007 to 12/31/2007	$10.94529	$11.68877	307,829
01/01/2008 to 12/31/2008	$11.68877	$7.79271	333,079
01/01/2009 to 12/31/2009	$7.79271	$9.47766	310,818
01/01/2010 to 12/31/2010	$9.47766	$10.37822	298,352
01/01/2011 to 12/31/2011	$10.37822	$9.88032	285,686
01/01/2012 to 12/31/2012	$9.88032	$10.87687	270,819
01/01/2013 to 12/31/2013	$10.87687	$11.69852	230,217
01/01/2014 to 12/31/2014	$11.69852	$11.87790	220,327
01/01/2015 to 12/31/2015	$11.87790	$11.24248	206,277

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$10.14215	$10.61267	29,841
01/01/2007 to 12/31/2007	$10.61267	$11.36459	49,540
01/01/2008 to 12/31/2008	$11.36459	$7.80171	46,791
01/01/2009 to 12/31/2009	$7.80171	$9.62915	47,549
01/01/2010 to 12/31/2010	$9.62915	$10.70809	47,062
01/01/2011 to 12/31/2011	$10.70809	$10.48454	45,027
01/01/2012 to 12/31/2012	$10.48454	$11.65298	43,458
01/01/2013 to 12/31/2013	$11.65298	$13.28346	36,437
01/01/2014 to 12/31/2014	$13.28346	$13.78454	35,383
01/01/2015 to 12/31/2015	$13.78454	$13.58938	34,924

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$10.68420	$11.75492	0
01/01/2007 to 12/31/2007	$11.75492	$11.48262	0
01/01/2008 to 12/31/2008	$11.48262	$7.32789	0
01/01/2009 to 12/31/2009	$7.32789	$8.44044	0
01/01/2010 to 12/31/2010	$8.44044	$9.39776	0
01/01/2011 to 12/31/2011	$9.39776	$9.51953	0
01/01/2012 to 05/04/2012	$9.51953	$10.32353	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.33511	$10.83790	70,893
01/01/2007 to 12/31/2007	$10.83790	$11.56011	149,800
01/01/2008 to 12/31/2008	$11.56011	$8.06061	150,333
01/01/2009 to 12/31/2009	$8.06061	$9.71989	157,636
01/01/2010 to 12/31/2010	$9.71989	$10.67667	150,273
01/01/2011 to 12/31/2011	$10.67667	$10.31523	143,347
01/01/2012 to 12/31/2012	$10.31523	$11.34646	136,824
01/01/2013 to 12/31/2013	$11.34646	$13.05510	130,435
01/01/2014 to 12/31/2014	$13.05510	$13.60049	118,542
01/01/2015 to 12/31/2015	$13.60049	$13.36449	112,386

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99756	$9.13191	74,151
01/01/2012 to 12/31/2012	$9.13191	$9.99296	74,023
01/01/2013 to 12/31/2013	$9.99296	$10.83380	73,861
01/01/2014 to 12/31/2014	$10.83380	$11.11408	73,437
01/01/2015 to 12/31/2015	$11.11408	$10.54337	73,280

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99817	$10.46009	0
01/01/2014 to 12/31/2014	$10.46009	$10.59593	0
01/01/2015 to 12/31/2015	$10.59593	$10.39099	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$10.01081	$10.16415	0
01/01/2007 to 12/31/2007	$10.16415	$10.61523	0
01/01/2008 to 12/31/2008	$10.61523	$10.49732	0
01/01/2009 to 12/31/2009	$10.49732	$11.31653	0
01/01/2010 to 12/31/2010	$11.31653	$11.49897	0
01/01/2011 to 12/31/2011	$11.49897	$11.49917	0
01/01/2012 to 12/31/2012	$11.49917	$11.77377	0
01/01/2013 to 12/31/2013	$11.77377	$11.26437	0
01/01/2014 to 12/31/2014	$11.26437	$11.00598	0
01/01/2015 to 12/31/2015	$11.00598	$10.81574	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97082	$10.26474	0
01/01/2007 to 12/31/2007	$10.26474	$10.87171	0
01/01/2008 to 12/31/2008	$10.87171	$10.39223	0
01/01/2009 to 12/31/2009	$10.39223	$11.84329	0
01/01/2010 to 12/31/2010	$11.84329	$12.47663	0
01/01/2011 to 12/31/2011	$12.47663	$12.59042	0
01/01/2012 to 12/31/2012	$12.59042	$13.46070	0
01/01/2013 to 12/31/2013	$13.46070	$12.92255	0
01/01/2014 to 12/31/2014	$12.92255	$13.17297	0
01/01/2015 to 12/31/2015	$13.17297	$12.61153	0

AST Bond Portfolio 2016
05/01/2009* to 12/31/2009	$9.93817	$9.60041	0
01/01/2010 to 12/31/2010	$9.60041	$10.38216	0
01/01/2011 to 12/31/2011	$10.38216	$11.13290	0
01/01/2012 to 12/31/2012	$11.13290	$11.34091	0
01/01/2013 to 12/31/2013	$11.34091	$11.01490	0
01/01/2014 to 12/31/2014	$11.01490	$10.82225	0
01/01/2015 to 12/31/2015	$10.82225	$10.55976	0

AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92260	$9.66626	0
01/01/2010 to 12/31/2010	$9.66626	$10.51104	0
01/01/2011 to 12/31/2011	$10.51104	$11.67616	0
01/01/2012 to 12/31/2012	$11.67616	$12.07152	0
01/01/2013 to 12/31/2013	$12.07152	$11.43481	0
01/01/2014 to 12/31/2014	$11.43481	$11.48095	0
01/01/2015 to 12/31/2015	$11.48095	$11.31930	0

AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90537	$9.56715	0
01/01/2010 to 12/31/2010	$9.56715	$10.41967	0
01/01/2011 to 12/31/2011	$10.41967	$11.81852	0
01/01/2012 to 12/31/2012	$11.81852	$12.23524	0
01/01/2013 to 12/31/2013	$12.23524	$11.38790	0
01/01/2014 to 12/31/2014	$11.38790	$11.61219	0
01/01/2015 to 12/31/2015	$11.61219	$11.47826	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88409	$9.24236	0
01/01/2010 to 12/31/2010	$9.24236	$10.10963	0
01/01/2011 to 12/31/2011	$10.10963	$11.73410	0
01/01/2012 to 12/31/2012	$11.73410	$12.20077	0
01/01/2013 to 12/31/2013	$12.20077	$11.15482	0
01/01/2014 to 12/31/2014	$11.15482	$11.58131	0
01/01/2015 to 12/31/2015	$11.58131	$11.49928	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99756	$10.96344	0
01/01/2011 to 12/31/2011	$10.96344	$12.89923	0
01/01/2012 to 12/31/2012	$12.89923	$13.47203	0
01/01/2013 to 12/31/2013	$13.47203	$12.25318	0
01/01/2014 to 12/31/2014	$12.25318	$12.90403	0
01/01/2015 to 12/31/2015	$12.90403	$12.84514	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99817	$11.97169	0
01/01/2012 to 12/31/2012	$11.97169	$12.39242	0
01/01/2013 to 12/31/2013	$12.39242	$10.93851	0
01/01/2014 to 12/31/2014	$10.93851	$11.80707	0
01/01/2015 to 12/31/2015	$11.80707	$11.78935	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99757	$10.35646	0
01/01/2013 to 12/31/2013	$10.35646	$9.09549	0
01/01/2014 to 12/31/2014	$9.09549	$10.01785	0
01/01/2015 to 12/31/2015	$10.01785	$10.06263	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99878	$8.71387	0
01/01/2014 to 12/31/2014	$8.71387	$9.76561	0
01/01/2015 to 12/31/2015	$9.76561	$9.82198	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99878	$11.25691	0
01/01/2015 to 12/31/2015	$11.25691	$11.22918	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99878	$9.89735	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14494	$10.29281	0
01/01/2010 to 12/31/2010	$10.29281	$11.44781	0
01/01/2011 to 12/31/2011	$11.44781	$10.53872	0
01/01/2012 to 12/31/2012	$10.53872	$11.67038	0
01/01/2013 to 12/31/2013	$11.67038	$15.00093	0
01/01/2014 to 12/31/2014	$15.00093	$16.17688	0
01/01/2015 to 12/31/2015	$16.17688	$15.06698	0

AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.50360	$11.12115	88,438
01/01/2007 to 12/31/2007	$11.12115	$11.93342	195,338
01/01/2008 to 12/31/2008	$11.93342	$7.59294	196,185
01/01/2009 to 12/31/2009	$7.59294	$9.30688	209,267
01/01/2010 to 12/31/2010	$9.30688	$10.31961	167,220
01/01/2011 to 12/31/2011	$10.31961	$9.84787	162,561
01/01/2012 to 12/31/2012	$9.84787	$10.95243	143,150
01/01/2013 to 12/31/2013	$10.95243	$13.14089	138,668
01/01/2014 to 12/31/2014	$13.14089	$13.75064	138,136
01/01/2015 to 12/31/2015	$13.75064	$13.51979	137,972

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99817	$11.60723	0
01/01/2014 to 12/31/2014	$11.60723	$12.89672	0
01/01/2015 to 12/31/2015	$12.89672	$12.16238	0

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$13.09878	$15.99622	0
01/01/2007 to 12/31/2007	$15.99622	$12.52355	0
01/01/2008 to 12/31/2008	$12.52355	$7.95449	0
01/01/2009 to 12/31/2009	$7.95449	$10.26325	0
01/01/2010 to 12/31/2010	$10.26325	$12.91748	0
01/01/2011 to 12/31/2011	$12.91748	$13.46633	0
01/01/2012 to 12/31/2012	$13.46633	$15.19077	0
01/01/2013 to 12/31/2013	$15.19077	$15.32188	0
01/01/2014 to 12/31/2014	$15.32188	$19.61723	0
01/01/2015 to 12/31/2015	$19.61723	$20.11499	0

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.20903	$11.69708	0
01/01/2007 to 12/31/2007	$11.69708	$9.40579	0
01/01/2008 to 07/18/2008	$9.40579	$8.59151	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99817	$9.65239	0
01/01/2014 to 12/31/2014	$9.65239	$9.92163	0
01/01/2015 to 12/31/2015	$9.92163	$9.69388	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10345	$7.47852	0
01/01/2009 to 12/31/2009	$7.47852	$8.86670	0
01/01/2010 to 12/31/2010	$8.86670	$9.82698	0
01/01/2011 to 12/31/2011	$9.82698	$9.37344	704
01/01/2012 to 12/31/2012	$9.37344	$10.41682	896
01/01/2013 to 12/31/2013	$10.41682	$12.14611	842
01/01/2014 to 12/31/2014	$12.14611	$12.55819	791
01/01/2015 to 10/16/2015	$12.55819	$12.47160	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$10.04243	$10.53407	27,630
01/01/2007 to 12/31/2007	$10.53407	$11.18251	37,674
01/01/2008 to 12/31/2008	$11.18251	$7.16462	34,344
01/01/2009 to 12/31/2009	$7.16462	$8.67826	34,026
01/01/2010 to 12/31/2010	$8.67826	$9.70641	33,750
01/01/2011 to 12/31/2011	$9.70641	$9.35035	31,621
01/01/2012 to 12/31/2012	$9.35035	$10.11678	30,169
01/01/2013 to 12/31/2013	$10.11678	$11.35451	25,713
01/01/2014 to 12/31/2014	$11.35451	$11.45456	23,492
01/01/2015 to 12/31/2015	$11.45456	$11.31348	23,100

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99818	$7.45402	0
01/01/2009 to 11/13/2009	$7.45402	$8.29630	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99818	$10.70738	757
01/01/2013 to 12/31/2013	$10.70738	$13.03450	757
01/01/2014 to 12/31/2014	$13.03450	$13.15281	757
01/01/2015 to 10/16/2015	$13.15281	$12.54688	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99817	$10.77527	0
01/01/2014 to 12/31/2014	$10.77527	$10.80786	0
01/01/2015 to 10/16/2015	$10.80786	$10.27050	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17485	$6.09790	0
01/01/2009 to 12/31/2009	$6.09790	$8.05684	0
01/01/2010 to 12/31/2010	$8.05684	$9.47128	0
01/01/2011 to 12/31/2011	$9.47128	$8.79636	0
01/01/2012 to 12/31/2012	$8.79636	$10.90830	0
01/01/2013 to 12/31/2013	$10.90830	$11.13207	0
01/01/2014 to 12/31/2014	$11.13207	$12.40303	0
01/01/2015 to 12/31/2015	$12.40303	$12.11920	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$11.20329	$11.51996	0
01/01/2007 to 12/31/2007	$11.51996	$12.84145	0
01/01/2008 to 12/31/2008	$12.84145	$7.50118	0
01/01/2009 to 12/31/2009	$7.50118	$10.96011	0
01/01/2010 to 12/31/2010	$10.96011	$11.82166	0
01/01/2011 to 12/31/2011	$11.82166	$11.10435	0
01/01/2012 to 12/31/2012	$11.10435	$13.00602	0
01/01/2013 to 12/31/2013	$13.00602	$16.50274	0
01/01/2014 to 02/07/2014	$16.50274	$16.22539	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.61651	$11.71945	0
01/01/2007 to 12/31/2007	$11.71945	$12.04791	0
01/01/2008 to 12/31/2008	$12.04791	$6.98810	0
01/01/2009 to 12/31/2009	$6.98810	$8.14575	0
01/01/2010 to 12/31/2010	$8.14575	$8.99314	0
01/01/2011 to 12/31/2011	$8.99314	$8.31011	0
01/01/2012 to 12/31/2012	$8.31011	$9.72534	0
01/01/2013 to 12/31/2013	$9.72534	$12.70180	0
01/01/2014 to 12/31/2014	$12.70180	$14.05368	0
01/01/2015 to 12/31/2015	$14.05368	$13.10921	0

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.08434	$10.94421	0
01/01/2007 to 12/31/2007	$10.94421	$12.77287	0
01/01/2008 to 12/31/2008	$12.77287	$7.39570	0
01/01/2009 to 12/31/2009	$7.39570	$11.36264	0
01/01/2010 to 12/31/2010	$11.36264	$13.31590	0
01/01/2011 to 12/31/2011	$13.31590	$12.63558	0
01/01/2012 to 12/31/2012	$12.63558	$14.78088	0
01/01/2013 to 12/31/2013	$14.78088	$19.10921	0
01/01/2014 to 12/31/2014	$19.10921	$20.84303	0
01/01/2015 to 12/31/2015	$20.84303	$19.22533	0

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08912	$7.58716	789
01/01/2009 to 12/31/2009	$7.58716	$9.15528	788
01/01/2010 to 12/31/2010	$9.15528	$9.99239	788
01/01/2011 to 12/31/2011	$9.99239	$9.72331	788
01/01/2012 to 12/31/2012	$9.72331	$10.47221	787
01/01/2013 to 12/31/2013	$10.47221	$11.24773	787
01/01/2014 to 12/31/2014	$11.24773	$11.44479	787
01/01/2015 to 12/31/2015	$11.44479	$11.09118	787

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03306	$7.61998	0
01/01/2009 to 12/31/2009	$7.61998	$9.45304	0
01/01/2010 to 12/31/2010	$9.45304	$11.71980	0
01/01/2011 to 12/31/2011	$11.71980	$11.61152	0
01/01/2012 to 12/31/2012	$11.61152	$13.13736	0
01/01/2013 to 12/31/2013	$13.13736	$17.83518	0
01/01/2014 to 12/31/2014	$17.83518	$18.69829	0
01/01/2015 to 12/31/2015	$18.69829	$17.28206	0

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.50768	$12.69696	0
01/01/2007 to 12/31/2007	$12.69696	$12.56242	0
01/01/2008 to 12/31/2008	$12.56242	$7.70297	0
01/01/2009 to 12/31/2009	$7.70297	$8.90897	0
01/01/2010 to 12/31/2010	$8.90897	$9.79708	0
01/01/2011 to 12/31/2011	$9.79708	$9.53469	0
01/01/2012 to 12/31/2012	$9.53469	$10.57417	0
01/01/2013 to 12/31/2013	$10.57417	$13.92281	0
01/01/2014 to 12/31/2014	$13.92281	$13.82856	0
01/01/2015 to 12/31/2015	$13.82856	$12.70406	0

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$10.05733	$10.59002	0
01/01/2007 to 12/31/2007	$10.59002	$10.61268	0
01/01/2008 to 12/31/2008	$10.61268	$7.72782	0
01/01/2009 to 12/31/2009	$7.72782	$10.24484	0
01/01/2010 to 12/31/2010	$10.24484	$11.37212	0
01/01/2011 to 12/31/2011	$11.37212	$11.47527	0
01/01/2012 to 12/31/2012	$11.47527	$12.77941	0
01/01/2013 to 12/31/2013	$12.77941	$13.39553	0
01/01/2014 to 12/31/2014	$13.39553	$13.43582	0
01/01/2015 to 12/31/2015	$13.43582	$12.67187	0

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99169	$10.56677	0
01/01/2007 to 12/31/2007	$10.56677	$12.30178	0
01/01/2008 to 12/31/2008	$12.30178	$5.98731	0
01/01/2009 to 12/31/2009	$5.98731	$7.92187	0
01/01/2010 to 12/31/2010	$7.92187	$8.87097	0
01/01/2011 to 12/31/2011	$8.87097	$7.55472	0
01/01/2012 to 12/31/2012	$7.55472	$8.89293	0
01/01/2013 to 12/31/2013	$8.89293	$10.35465	0
01/01/2014 to 12/31/2014	$10.35465	$9.56727	0
01/01/2015 to 12/31/2015	$9.56727	$9.65127	0

AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.00984	$10.82889	0
01/01/2007 to 12/31/2007	$10.82889	$12.47484	0
01/01/2008 to 12/31/2008	$12.47484	$6.83160	0
01/01/2009 to 12/31/2009	$6.83160	$8.71894	0
01/01/2010 to 12/31/2010	$8.71894	$9.47217	0
01/01/2011 to 12/31/2011	$9.47217	$8.10141	0
01/01/2012 to 12/31/2012	$8.10141	$9.24419	0
01/01/2013 to 12/31/2013	$9.24419	$10.80070	0
01/01/2014 to 12/31/2014	$10.80070	$9.85484	0
01/01/2015 to 12/31/2015	$9.85484	$9.71668	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11164	$7.11287	0
01/01/2009 to 12/31/2009	$7.11287	$8.81140	0
01/01/2010 to 12/31/2010	$8.81140	$9.80827	0
01/01/2011 to 12/31/2011	$9.80827	$9.53814	0
01/01/2012 to 12/31/2012	$9.53814	$10.59496	0
01/01/2013 to 12/31/2013	$10.59496	$12.04899	0
01/01/2014 to 12/31/2014	$12.04899	$12.53374	0
01/01/2015 to 12/31/2015	$12.53374	$12.12952	0

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$12.07550	$12.73435	0
01/01/2007 to 12/31/2007	$12.73435	$13.62815	0
01/01/2008 to 12/31/2008	$13.62815	$7.81267	0
01/01/2009 to 12/31/2009	$7.81267	$10.38229	0
01/01/2010 to 12/31/2010	$10.38229	$10.88206	0
01/01/2011 to 12/31/2011	$10.88206	$9.66899	0
01/01/2012 to 12/31/2012	$9.66899	$11.52759	0
01/01/2013 to 12/31/2013	$11.52759	$13.00571	0
01/01/2014 to 12/31/2014	$13.00571	$11.90982	0
01/01/2015 to 12/31/2015	$11.90982	$11.32213	0

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$10.90941	$11.49327	0
01/01/2007 to 12/31/2007	$11.49327	$11.45739	321
01/01/2008 to 12/31/2008	$11.45739	$9.23119	10,260
01/01/2009 to 12/31/2009	$9.23119	$11.01602	10,680
01/01/2010 to 12/31/2010	$11.01602	$11.56220	10,257
01/01/2011 to 12/31/2011	$11.56220	$11.33459	9,773
01/01/2012 to 12/31/2012	$11.33459	$12.27304	9,228
01/01/2013 to 12/31/2013	$12.27304	$13.32716	8,763
01/01/2014 to 12/31/2014	$13.32716	$13.74406	8,383
01/01/2015 to 12/31/2015	$13.74406	$13.41700	7,641

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08356	$10.28302	0
01/01/2010 to 12/31/2010	$10.28302	$11.19487	0
01/01/2011 to 12/31/2011	$11.19487	$11.02146	0
01/01/2012 to 12/31/2012	$11.02146	$12.41541	0
01/01/2013 to 12/31/2013	$12.41541	$16.57359	0
01/01/2014 to 12/31/2014	$16.57359	$17.74935	0
01/01/2015 to 12/31/2015	$17.74935	$19.20481	0

AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.04913	$12.17354	0
01/01/2007 to 12/31/2007	$12.17354	$11.54866	0
01/01/2008 to 12/31/2008	$11.54866	$6.60817	0
01/01/2009 to 12/31/2009	$6.60817	$7.71877	0
01/01/2010 to 12/31/2010	$7.71877	$8.54237	0
01/01/2011 to 12/31/2011	$8.54237	$8.00512	0
01/01/2012 to 12/31/2012	$8.00512	$9.15076	0
01/01/2013 to 12/31/2013	$9.15076	$12.51678	0
01/01/2014 to 12/31/2014	$12.51678	$13.92415	0
01/01/2015 to 12/31/2015	$13.92415	$12.55060	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.12177	$11.38185	0
01/01/2007 to 12/31/2007	$11.38185	$12.79579	0
01/01/2008 to 12/31/2008	$12.79579	$7.05018	0
01/01/2009 to 12/31/2009	$7.05018	$8.94686	0
01/01/2010 to 12/31/2010	$8.94686	$10.47834	0
01/01/2011 to 12/31/2011	$10.47834	$10.15451	0
01/01/2012 to 12/31/2012	$10.15451	$11.14880	0
01/01/2013 to 12/31/2013	$11.14880	$14.89547	0
01/01/2014 to 12/31/2014	$14.89547	$16.11043	0
01/01/2015 to 12/31/2015	$16.11043	$17.34281	0

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$10.18232	$10.63464	0
01/01/2007 to 12/31/2007	$10.63464	$11.03240	0
01/01/2008 to 12/31/2008	$11.03240	$8.28063	0
01/01/2009 to 12/31/2009	$8.28063	$10.90085	0
01/01/2010 to 12/31/2010	$10.90085	$12.09106	0
01/01/2011 to 12/31/2011	$12.09106	$13.02828	0
01/01/2012 to 12/31/2012	$13.02828	$13.49666	0
01/01/2013 to 12/31/2013	$13.49666	$12.93554	0
01/01/2014 to 12/31/2014	$12.93554	$13.45913	0
01/01/2015 to 12/31/2015	$13.45913	$13.08607	0

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$11.41248	$12.67817	0
01/01/2007 to 12/31/2007	$12.67817	$13.56337	0
01/01/2008 to 12/31/2008	$13.56337	$8.75586	0
01/01/2009 to 12/31/2009	$8.75586	$11.26126	0
01/01/2010 to 12/31/2010	$11.26126	$12.34035	0
01/01/2011 to 12/31/2011	$12.34035	$11.69116	0
01/01/2012 to 12/31/2012	$11.69116	$14.07213	0
01/01/2013 to 12/31/2013	$14.07213	$17.56575	0
01/01/2014 to 12/31/2014	$17.56575	$17.80286	0
01/01/2015 to 12/31/2015	$17.80286	$17.15596	0

AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$11.02534	$11.48567	0
01/01/2007 to 12/31/2007	$11.48567	$12.92858	0
01/01/2008 to 12/31/2008	$12.92858	$8.05364	0
01/01/2009 to 12/31/2009	$8.05364	$9.79086	0
01/01/2010 to 12/31/2010	$9.79086	$10.79966	0
01/01/2011 to 12/31/2011	$10.79966	$10.49959	0
01/01/2012 to 12/31/2012	$10.49959	$12.02243	0
01/01/2013 to 12/31/2013	$12.02243	$16.07390	0
01/01/2014 to 12/31/2014	$16.07390	$17.08945	0
01/01/2015 to 12/31/2015	$17.08945	$17.92160	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99818	$10.17554	0
01/01/2013 to 12/31/2013	$10.17554	$13.38557	0
01/01/2014 to 12/31/2014	$13.38557	$14.42863	0
01/01/2015 to 12/31/2015	$14.42863	$14.00902	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.02794	$11.51347	0
01/01/2007 to 12/31/2007	$11.51347	$11.56862	0
01/01/2008 to 12/31/2008	$11.56862	$7.00032	0
01/01/2009 to 12/31/2009	$7.00032	$9.50836	0
01/01/2010 to 12/31/2010	$9.50836	$11.49463	0
01/01/2011 to 12/31/2011	$11.49463	$10.85406	0
01/01/2012 to 12/31/2012	$10.85406	$12.56906	0
01/01/2013 to 12/31/2013	$12.56906	$16.27725	0
01/01/2014 to 12/31/2014	$16.27725	$18.30203	0
01/01/2015 to 12/31/2015	$18.30203	$16.71631	0

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99935	$10.17121	0
01/01/2007 to 12/31/2007	$10.17121	$10.43398	0
01/01/2008 to 12/31/2008	$10.43398	$10.46036	0
01/01/2009 to 12/31/2009	$10.46036	$10.25552	0
01/01/2010 to 12/31/2010	$10.25552	$10.03229	0
01/01/2011 to 12/31/2011	$10.03229	$9.81415	0
01/01/2012 to 12/31/2012	$9.81415	$9.59827	0
01/01/2013 to 12/31/2013	$9.59827	$9.38716	0
01/01/2014 to 12/31/2014	$9.38716	$9.18065	0
01/01/2015 to 12/31/2015	$9.18065	$8.97854	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.63310	$11.73524	0
01/01/2007 to 12/31/2007	$11.73524	$11.83935	0
01/01/2008 to 12/31/2008	$11.83935	$6.68549	0
01/01/2009 to 12/31/2009	$6.68549	$9.19594	0
01/01/2010 to 12/31/2010	$9.19594	$11.10141	0
01/01/2011 to 12/31/2011	$11.10141	$10.58780	0
01/01/2012 to 12/31/2012	$10.58780	$12.12804	0
01/01/2013 to 12/31/2013	$12.12804	$16.84393	0
01/01/2014 to 12/31/2014	$16.84393	$18.82076	0
01/01/2015 to 12/31/2015	$18.82076	$17.36897	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02808	$10.06097	0
01/01/2012 to 12/31/2012	$10.06097	$10.31851	0
01/01/2013 to 12/31/2013	$10.31851	$9.80546	0
01/01/2014 to 12/31/2014	$9.80546	$10.08372	0
01/01/2015 to 10/16/2015	$10.08372	$10.01198	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$12.33643	$12.58620	0
01/01/2007 to 12/31/2007	$12.58620	$15.04070	0
01/01/2008 to 12/31/2008	$15.04070	$8.35729	0
01/01/2009 to 12/31/2009	$8.35729	$10.60820	0
01/01/2010 to 12/31/2010	$10.60820	$13.35009	0
01/01/2011 to 12/31/2011	$13.35009	$13.27697	0
01/01/2012 to 12/31/2012	$13.27697	$14.59214	0
01/01/2013 to 12/31/2013	$14.59214	$18.92509	0
01/01/2014 to 12/31/2014	$18.92509	$19.97808	0
01/01/2015 to 10/16/2015	$19.97808	$20.39554	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.47605	$10.81666	0
01/01/2007 to 12/31/2007	$10.81666	$12.55697	0
01/01/2008 to 12/31/2008	$12.55697	$7.05627	0
01/01/2009 to 12/31/2009	$7.05627	$8.45808	0
01/01/2010 to 12/31/2010	$8.45808	$9.94865	0
01/01/2011 to 04/29/2011	$9.94865	$11.13856	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99818	$10.28444	0
01/01/2013 to 12/31/2013	$10.28444	$11.96070	0
01/01/2014 to 12/31/2014	$11.96070	$12.29863	0
01/01/2015 to 12/31/2015	$12.29863	$11.87859	0

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10092	$5.55970	0
01/01/2009 to 12/31/2009	$5.55970	$9.05407	0
01/01/2010 to 12/31/2010	$9.05407	$10.82692	0
01/01/2011 to 12/31/2011	$10.82692	$8.44241	0
01/01/2012 to 12/31/2012	$8.44241	$9.73673	0
01/01/2013 to 12/31/2013	$9.73673	$9.54367	0
01/01/2014 to 12/31/2014	$9.54367	$8.89652	0
01/01/2015 to 12/31/2015	$8.89652	$7.24532	0

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.18649	$10.59390	19,236
01/01/2007 to 12/31/2007	$10.59390	$11.26294	28,396
01/01/2008 to 12/31/2008	$11.26294	$8.86866	36,275
01/01/2009 to 12/31/2009	$8.86866	$10.41144	25,350
01/01/2010 to 12/31/2010	$10.41144	$11.25882	36,967
01/01/2011 to 12/31/2011	$11.25882	$11.12122	38,673
01/01/2012 to 12/31/2012	$11.12122	$12.00437	37,300
01/01/2013 to 12/31/2013	$12.00437	$12.82173	35,427
01/01/2014 to 12/31/2014	$12.82173	$13.26380	33,660
01/01/2015 to 12/31/2015	$13.26380	$12.99049	28,848

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01809	$10.06089	0
01/01/2012 to 12/31/2012	$10.06089	$10.53869	0
01/01/2013 to 12/31/2013	$10.53869	$10.06837	0
01/01/2014 to 12/31/2014	$10.06837	$10.44364	0
01/01/2015 to 12/31/2015	$10.44364	$10.18642	0

AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$10.16209	$10.43578	2,268
01/01/2007 to 12/31/2007	$10.43578	$11.37013	7,568
01/01/2008 to 12/31/2008	$11.37013	$6.59282	6,685
01/01/2009 to 12/31/2009	$6.59282	$8.12252	6,480
01/01/2010 to 12/31/2010	$8.12252	$9.45472	6,257
01/01/2011 to 12/31/2011	$9.45472	$8.67232	6,945
01/01/2012 to 12/31/2012	$8.67232	$9.57690	8,588
01/01/2013 to 12/31/2013	$9.57690	$10.96089	8,292
01/01/2014 to 12/31/2014	$10.96089	$11.70562	8,005
01/01/2015 to 12/31/2015	$11.70562	$11.37781	9,602

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$10.61055	$11.40033	0
01/01/2007 to 12/31/2007	$11.40033	$11.38033	0
01/01/2008 to 12/31/2008	$11.38033	$6.82050	0
01/01/2009 to 12/31/2009	$6.82050	$8.12604	0
01/01/2010 to 12/31/2010	$8.12604	$9.14329	0
01/01/2011 to 12/31/2011	$9.14329	$9.25157	0
01/01/2012 to 12/31/2012	$9.25157	$10.74903	0
01/01/2013 to 12/31/2013	$10.74903	$13.92157	0
01/01/2014 to 12/31/2014	$13.92157	$15.95887	0
01/01/2015 to 12/31/2015	$15.95887	$16.08820	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99817	$8.86648	0
01/01/2012 to 12/31/2012	$8.86648	$9.81199	0
01/01/2013 to 12/31/2013	$9.81199	$11.74541	0
01/01/2014 to 12/31/2014	$11.74541	$12.23364	0
01/01/2015 to 12/31/2015	$12.23364	$11.98233	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08094	$7.31895	797
01/01/2009 to 12/31/2009	$7.31895	$8.83205	796
01/01/2010 to 12/31/2010	$8.83205	$9.66727	796
01/01/2011 to 12/31/2011	$9.66727	$9.28309	795
01/01/2012 to 12/31/2012	$9.28309	$10.01191	795
01/01/2013 to 12/31/2013	$10.01191	$11.00969	795
01/01/2014 to 12/31/2014	$11.00969	$11.32086	795
01/01/2015 to 12/31/2015	$11.32086	$11.05331	794

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09912	$6.67246	0
01/01/2009 to 12/31/2009	$6.67246	$8.27770	0
01/01/2010 to 12/31/2010	$8.27770	$9.25676	0
01/01/2011 to 12/31/2011	$9.25676	$8.83709	0
01/01/2012 to 12/31/2012	$8.83709	$10.01673	0
01/01/2013 to 12/31/2013	$10.01673	$11.56557	0
01/01/2014 to 12/31/2014	$11.56557	$11.92551	0
01/01/2015 to 12/31/2015	$11.92551	$11.59973	0

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$10.43974	$11.01325	0
01/01/2007 to 12/31/2007	$11.01325	$11.73026	0
01/01/2008 to 12/31/2008	$11.73026	$8.00838	0
01/01/2009 to 12/31/2009	$8.00838	$9.97919	0
01/01/2010 to 12/31/2010	$9.97919	$10.91252	0
01/01/2011 to 12/31/2011	$10.91252	$10.31190	0
01/01/2012 to 12/31/2012	$10.31190	$11.20774	0
01/01/2013 to 12/31/2013	$11.20774	$12.53953	0
01/01/2014 to 12/31/2014	$12.53953	$12.63590	0
01/01/2015 to 10/16/2015	$12.63590	$12.23578	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$12.14965	$12.04505	0
01/01/2007 to 12/31/2007	$12.04505	$13.09925	0
01/01/2008 to 12/31/2008	$13.09925	$7.16200	0
01/01/2009 to 12/31/2009	$7.16200	$9.29215	0
01/01/2010 to 12/31/2010	$9.29215	$12.04549	0
01/01/2011 to 12/31/2011	$12.04549	$10.23600	0
01/01/2012 to 12/31/2012	$10.23600	$12.01985	0
01/01/2013 to 12/31/2013	$12.01985	$16.55303	0
01/01/2014 to 12/31/2014	$16.55303	$16.98854	0
01/01/2015 to 12/31/2015	$16.98854	$16.83642	0

AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90465	$9.87625	0
01/01/2007 to 12/31/2007	$9.87625	$10.34839	0
01/01/2008 to 12/31/2008	$10.34839	$6.57832	0
01/01/2009 to 12/31/2009	$6.57832	$8.61513	0
01/01/2010 to 12/31/2010	$8.61513	$11.49409	0
01/01/2011 to 12/31/2011	$11.49409	$11.13148	0
01/01/2012 to 12/31/2012	$11.13148	$12.21161	0
01/01/2013 to 12/31/2013	$12.21161	$16.14369	0
01/01/2014 to 12/31/2014	$16.14369	$16.39138	0
01/01/2015 to 12/31/2015	$16.39138	$16.15661	0

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.92633	$12.44163	0
01/01/2007 to 12/31/2007	$12.44163	$11.48395	0
01/01/2008 to 12/31/2008	$11.48395	$7.89338	0
01/01/2009 to 12/31/2009	$7.89338	$9.80392	0
01/01/2010 to 12/31/2010	$9.80392	$12.08066	0
01/01/2011 to 12/31/2011	$12.08066	$11.10904	0
01/01/2012 to 12/31/2012	$11.10904	$12.83722	0
01/01/2013 to 12/31/2013	$12.83722	$17.25050	0
01/01/2014 to 12/31/2014	$17.25050	$17.75965	0
01/01/2015 to 12/31/2015	$17.75965	$16.62018	0

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.67335	$11.33991	0
01/01/2007 to 12/31/2007	$11.33991	$11.79020	16,027
01/01/2008 to 12/31/2008	$11.79020	$8.53907	30,264
01/01/2009 to 12/31/2009	$8.53907	$10.36705	27,345
01/01/2010 to 12/31/2010	$10.36705	$11.30851	37,564
01/01/2011 to 12/31/2011	$11.30851	$11.27944	37,419
01/01/2012 to 12/31/2012	$11.27944	$12.51966	35,263
01/01/2013 to 12/31/2013	$12.51966	$14.30533	33,258
01/01/2014 to 12/31/2014	$14.30533	$14.81310	31,349
01/01/2015 to 12/31/2015	$14.81310	$14.49314	30,623

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$10.98800	$12.18054	0
01/01/2007 to 12/31/2007	$12.18054	$11.48624	0
01/01/2008 to 12/31/2008	$11.48624	$6.52810	0
01/01/2009 to 12/31/2009	$6.52810	$7.90362	0
01/01/2010 to 12/31/2010	$7.90362	$8.75354	0
01/01/2011 to 12/31/2011	$8.75354	$8.42085	0
01/01/2012 to 12/31/2012	$8.42085	$9.65593	0
01/01/2013 to 12/31/2013	$9.65593	$12.24682	0
01/01/2014 to 12/31/2014	$12.24682	$12.87171	0
01/01/2015 to 10/16/2015	$12.87171	$11.88052	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.93969	$10.42785	0
01/01/2007 to 12/31/2007	$10.42785	$11.03694	0
01/01/2008 to 12/31/2008	$11.03694	$6.41495	0
01/01/2009 to 12/31/2009	$6.41495	$9.62234	0
01/01/2010 to 12/31/2010	$9.62234	$10.89854	0
01/01/2011 to 12/31/2011	$10.89854	$10.47838	0
01/01/2012 to 12/31/2012	$10.47838	$12.04928	0
01/01/2013 to 12/31/2013	$12.04928	$16.97245	0
01/01/2014 to 12/31/2014	$16.97245	$17.98424	0
01/01/2015 to 12/31/2015	$17.98424	$19.27402	0

AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$13.72060	$13.23998	0
01/01/2007 to 12/31/2007	$13.23998	$18.19215	0
01/01/2008 to 12/31/2008	$18.19215	$8.89797	0
01/01/2009 to 12/31/2009	$8.89797	$12.99675	0
01/01/2010 to 12/31/2010	$12.99675	$15.31064	0
01/01/2011 to 12/31/2011	$15.31064	$12.74029	0
01/01/2012 to 12/31/2012	$12.74029	$12.91003	0
01/01/2013 to 12/31/2013	$12.91003	$14.56784	0
01/01/2014 to 12/31/2014	$14.56784	$13.05591	0
01/01/2015 to 12/31/2015	$13.05591	$10.31008	0

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.51777	$9.77542	0
01/01/2007 to 12/31/2007	$9.77542	$10.48123	0
01/01/2008 to 12/31/2008	$10.48123	$10.00096	0
01/01/2009 to 12/31/2009	$10.00096	$10.96586	0
01/01/2010 to 12/31/2010	$10.96586	$11.34046	0
01/01/2011 to 12/31/2011	$11.34046	$11.54872	0
01/01/2012 to 12/31/2012	$11.54872	$11.88441	0
01/01/2013 to 12/31/2013	$11.88441	$11.18657	0
01/01/2014 to 12/31/2014	$11.18657	$11.00133	0
01/01/2015 to 12/31/2015	$11.00133	$10.26238	0

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$10.62249	$11.30662	0
01/01/2007 to 12/31/2007	$11.30662	$12.11353	0
01/01/2008 to 12/31/2008	$12.11353	$6.83224	0
01/01/2009 to 12/31/2009	$6.83224	$8.58160	0
01/01/2010 to 12/31/2010	$8.58160	$9.62121	0
01/01/2011 to 12/31/2011	$9.62121	$9.08459	0
01/01/2012 to 12/31/2012	$9.08459	$9.86225	0
01/01/2013 to 12/31/2013	$9.86225	$11.62287	0
01/01/2014 to 12/31/2014	$11.62287	$11.99269	0
01/01/2015 to 12/31/2015	$11.99269	$11.65454	0

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99817	$9.97260	0
01/01/2008 to 12/31/2008	$9.97260	$9.24479	0
01/01/2009 to 12/31/2009	$9.24479	$10.09286	0
01/01/2010 to 12/31/2010	$10.09286	$10.64051	0
01/01/2011 to 12/31/2011	$10.64051	$11.03361	0
01/01/2012 to 12/31/2012	$11.03361	$11.63787	0
01/01/2013 to 12/31/2013	$11.63787	$11.21185	0
01/01/2014 to 12/31/2014	$11.21185	$11.75439	0
01/01/2015 to 12/31/2015	$11.75439	$11.63783	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07796	$6.61789	829
01/01/2009 to 12/31/2009	$6.61789	$8.41819	829
01/01/2010 to 12/31/2010	$8.41819	$9.07616	828
01/01/2011 to 12/31/2011	$9.07616	$8.72845	828
01/01/2012 to 09/21/2012	$8.72845	$9.73895	0

ProFund VP Consumer Goods Portfolio
05/01/2008* to 12/31/2008	$10.08884	$7.64224	0
01/01/2009 to 12/31/2009	$7.64224	$9.08601	0
01/01/2010 to 12/31/2010	$9.08601	$10.42895	0
01/01/2011 to 12/31/2011	$10.42895	$10.90842	0
01/01/2012 to 12/31/2012	$10.90842	$11.82635	0
01/01/2013 to 12/31/2013	$11.82635	$14.85707	0
01/01/2014 to 12/31/2014	$14.85707	$16.01623	0
01/01/2015 to 12/31/2015	$16.01623	$16.31591	0

ProFund VP Consumer Services
05/01/2008* to 12/31/2008	$10.26785	$7.01551	0
01/01/2009 to 12/31/2009	$7.01551	$8.97465	0
01/01/2010 to 12/31/2010	$8.97465	$10.65472	0
01/01/2011 to 12/31/2011	$10.65472	$10.99375	0
01/01/2012 to 12/31/2012	$10.99375	$13.12731	0
01/01/2013 to 12/31/2013	$13.12731	$17.95726	0
01/01/2014 to 12/31/2014	$17.95726	$19.75046	0
01/01/2015 to 12/31/2015	$19.75046	$20.22166	0

ProFund VP Financials
05/01/2008* to 12/31/2008	$10.38554	$5.25170	0
01/01/2009 to 12/31/2009	$5.25170	$5.90700	0
01/01/2010 to 12/31/2010	$5.90700	$6.40853	0
01/01/2011 to 12/31/2011	$6.40853	$5.40074	0
01/01/2012 to 12/31/2012	$5.40074	$6.58774	0
01/01/2013 to 12/31/2013	$6.58774	$8.50951	0
01/01/2014 to 12/31/2014	$8.50951	$9.39731	0
01/01/2015 to 12/31/2015	$9.39731	$9.05315	0

ProFund VP Health Care
05/01/2008* to 12/31/2008	$10.15177	$8.30434	0
01/01/2009 to 12/31/2009	$8.30434	$9.70984	0
01/01/2010 to 12/31/2010	$9.70984	$9.76625	0
01/01/2011 to 12/31/2011	$9.76625	$10.51768	0
01/01/2012 to 12/31/2012	$10.51768	$12.07599	0
01/01/2013 to 12/31/2013	$12.07599	$16.50590	0
01/01/2014 to 12/31/2014	$16.50590	$19.96848	0
01/01/2015 to 12/31/2015	$19.96848	$20.50997	0

ProFund VP Industrials
05/01/2008* to 12/31/2008	$10.16527	$6.07345	0
01/01/2009 to 12/31/2009	$6.07345	$7.37123	0
01/01/2010 to 12/31/2010	$7.37123	$8.92120	0
01/01/2011 to 12/31/2011	$8.92120	$8.56951	0
01/01/2012 to 12/31/2012	$8.56951	$9.70472	0
01/01/2013 to 12/31/2013	$9.70472	$13.11591	0
01/01/2014 to 12/31/2014	$13.11591	$13.54273	0
01/01/2015 to 12/31/2015	$13.54273	$12.79165	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
05/01/2008* to 12/31/2008	$10.11050	$6.69076	0
01/01/2009 to 12/31/2009	$6.69076	$8.48914	0
01/01/2010 to 12/31/2010	$8.48914	$9.39705	0
01/01/2011 to 12/31/2011	$9.39705	$9.47832	0
01/01/2012 to 12/31/2012	$9.47832	$10.44818	0
01/01/2013 to 12/31/2013	$10.44818	$13.35180	0
01/01/2014 to 12/31/2014	$13.35180	$14.74615	0
01/01/2015 to 12/31/2015	$14.74615	$14.96345	0

ProFund VP Large-Cap Value
05/01/2008* to 12/31/2008	$10.24128	$6.24766	0
01/01/2009 to 12/31/2009	$6.24766	$7.29948	0
01/01/2010 to 12/31/2010	$7.29948	$8.05941	0
01/01/2011 to 12/31/2011	$8.05941	$7.78165	0
01/01/2012 to 12/31/2012	$7.78165	$8.78364	0
01/01/2013 to 12/31/2013	$8.78364	$11.15841	0
01/01/2014 to 12/31/2014	$11.15841	$12.05592	0
01/01/2015 to 12/31/2015	$12.05592	$11.23229	0

ProFund VP Mid-Cap Growth
05/01/2008* to 12/31/2008	$10.07228	$6.17594	0
01/01/2009 to 12/31/2009	$6.17594	$8.35444	0
01/01/2010 to 12/31/2010	$8.35444	$10.49265	0
01/01/2011 to 12/31/2011	$10.49265	$9.96515	0
01/01/2012 to 12/31/2012	$9.96515	$11.24447	0
01/01/2013 to 12/31/2013	$11.24447	$14.35405	0
01/01/2014 to 12/31/2014	$14.35405	$14.86518	0
01/01/2015 to 12/31/2015	$14.86518	$14.57928	0

ProFund VP Mid-Cap Value
05/01/2008* to 12/31/2008	$10.18826	$6.43929	0
01/01/2009 to 12/31/2009	$6.43929	$8.24187	0
01/01/2010 to 12/31/2010	$8.24187	$9.70911	0
01/01/2011 to 12/31/2011	$9.70911	$9.12308	0
01/01/2012 to 12/31/2012	$9.12308	$10.39978	0
01/01/2013 to 12/31/2013	$10.39978	$13.44206	0
01/01/2014 to 12/31/2014	$13.44206	$14.48517	0
01/01/2015 to 12/31/2015	$14.48517	$13.00124	0

ProFund VP Real Estate
05/01/2008* to 12/31/2008	$10.25876	$5.49689	0
01/01/2009 to 12/31/2009	$5.49689	$6.87569	0
01/01/2010 to 12/31/2010	$6.87569	$8.38477	0
01/01/2011 to 12/31/2011	$8.38477	$8.59019	0
01/01/2012 to 12/31/2012	$8.59019	$9.84334	0
01/01/2013 to 12/31/2013	$9.84334	$9.63552	0
01/01/2014 to 12/31/2014	$9.63552	$11.78102	0
01/01/2015 to 12/31/2015	$11.78102	$11.55914	0

ProFund VP Small-Cap Growth
05/01/2008* to 12/31/2008	$10.11340	$6.78354	0
01/01/2009 to 12/31/2009	$6.78354	$8.37044	0
01/01/2010 to 12/31/2010	$8.37044	$10.29229	0
01/01/2011 to 12/31/2011	$10.29229	$10.19515	0
01/01/2012 to 12/31/2012	$10.19515	$11.21492	0
01/01/2013 to 12/31/2013	$11.21492	$15.40227	0
01/01/2014 to 12/31/2014	$15.40227	$15.39057	0
01/01/2015 to 12/31/2015	$15.39057	$15.22832	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
05/01/2008* to 12/31/2008	$10.22840	$7.15156	0
01/01/2009 to 12/31/2009	$7.15156	$8.42108	0
01/01/2010 to 12/31/2010	$8.42108	$10.05617	0
01/01/2011 to 12/31/2011	$10.05617	$9.43173	0
01/01/2012 to 12/31/2012	$9.43173	$10.71406	0
01/01/2013 to 12/31/2013	$10.71406	$14.42611	0
01/01/2014 to 12/31/2014	$14.42611	$14.92894	0
01/01/2015 to 12/31/2015	$14.92894	$13.39167	0

ProFund VP Telecommunications
05/01/2008* to 12/31/2008	$10.27798	$7.24083	0
01/01/2009 to 12/31/2009	$7.24083	$7.59983	0
01/01/2010 to 12/31/2010	$7.59983	$8.59861	0
01/01/2011 to 12/31/2011	$8.59861	$8.56679	0
01/01/2012 to 12/31/2012	$8.56679	$9.76181	0
01/01/2013 to 12/31/2013	$9.76181	$10.69926	0
01/01/2014 to 12/31/2014	$10.69926	$10.52305	0
01/01/2015 to 12/31/2015	$10.52305	$10.44809	0

ProFund VP Utilities
05/01/2008* to 12/31/2008	$10.09843	$7.18768	0
01/01/2009 to 12/31/2009	$7.18768	$7.78417	0
01/01/2010 to 12/31/2010	$7.78417	$8.06597	0
01/01/2011 to 12/31/2011	$8.06597	$9.27014	0
01/01/2012 to 12/31/2012	$9.27014	$9.07852	0
01/01/2013 to 12/31/2013	$9.07852	$10.06075	0
01/01/2014 to 12/31/2014	$10.06075	$12.38637	0
01/01/2015 to 12/31/2015	$12.38637	$11.33814	0

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 and Highest

Anniversary Value Death Benefit OR HD GRO 60 bps and HAV (2.35%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.38047	$10.93388	980,523
01/01/2007 to 12/31/2007	$10.93388	$11.66521	1,256,419
01/01/2008 to 12/31/2008	$11.66521	$7.76927	1,114,251
01/01/2009 to 12/31/2009	$7.76927	$9.43986	1,092,501
01/01/2010 to 12/31/2010	$9.43986	$10.32669	1,051,041
01/01/2011 to 12/31/2011	$10.32669	$9.82155	945,698
01/01/2012 to 12/31/2012	$9.82155	$10.80162	896,044
01/01/2013 to 12/31/2013	$10.80162	$11.60621	845,271
01/01/2014 to 12/31/2014	$11.60621	$11.77279	773,398
01/01/2015 to 12/31/2015	$11.77279	$11.13221	697,276

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$10.14092	$10.60457	45,706
01/01/2007 to 12/31/2007	$10.60457	$11.34476	171,448
01/01/2008 to 12/31/2008	$11.34476	$7.78052	181,250
01/01/2009 to 12/31/2009	$7.78052	$9.59354	182,993
01/01/2010 to 12/31/2010	$9.59354	$10.65815	175,137
01/01/2011 to 12/31/2011	$10.65815	$10.42545	170,551
01/01/2012 to 12/31/2012	$10.42545	$11.57599	172,741
01/01/2013 to 12/31/2013	$11.57599	$13.18283	118,600
01/01/2014 to 12/31/2014	$13.18283	$13.66683	111,264
01/01/2015 to 12/31/2015	$13.66683	$13.46036	91,236

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$10.67219	$11.73408	0
01/01/2007 to 12/31/2007	$11.73408	$11.45102	0
01/01/2008 to 12/31/2008	$11.45102	$7.30050	0
01/01/2009 to 12/31/2009	$7.30050	$8.40065	0
01/01/2010 to 12/31/2010	$8.40065	$9.34431	0
01/01/2011 to 12/31/2011	$9.34431	$9.45612	0
01/01/2012 to 05/04/2012	$9.45612	$10.25131	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.33090	$10.82649	516,020
01/01/2007 to 12/31/2007	$10.82649	$11.53653	613,366
01/01/2008 to 12/31/2008	$11.53653	$8.03637	616,456
01/01/2009 to 12/31/2009	$8.03637	$9.68123	879,033
01/01/2010 to 12/31/2010	$9.68123	$10.62384	855,716
01/01/2011 to 12/31/2011	$10.62384	$10.25414	816,027
01/01/2012 to 12/31/2012	$10.25414	$11.26816	757,086
01/01/2013 to 12/31/2013	$11.26816	$12.95246	722,522
01/01/2014 to 12/31/2014	$12.95246	$13.48039	665,845
01/01/2015 to 12/31/2015	$13.48039	$13.23357	598,926

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99745	$9.12583	216,365
01/01/2012 to 12/31/2012	$9.12583	$9.97661	200,960
01/01/2013 to 12/31/2013	$9.97661	$10.80546	187,766
01/01/2014 to 12/31/2014	$10.80546	$11.07411	161,022
01/01/2015 to 12/31/2015	$11.07411	$10.49517	153,596

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.45312	0
01/01/2014 to 12/31/2014	$10.45312	$10.57853	0
01/01/2015 to 12/31/2015	$10.57853	$10.36377	1,893

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.99939	$10.14603	0
01/01/2007 to 12/31/2007	$10.14603	$10.58573	0
01/01/2008 to 12/31/2008	$10.58573	$10.45803	0
01/01/2009 to 12/31/2009	$10.45803	$11.26320	0
01/01/2010 to 12/31/2010	$11.26320	$11.43373	0
01/01/2011 to 12/31/2011	$11.43373	$11.42279	0
01/01/2012 to 12/31/2012	$11.42279	$11.68410	0
01/01/2013 to 12/31/2013	$11.68410	$11.16763	0
01/01/2014 to 12/31/2014	$11.16763	$10.90064	0
01/01/2015 to 12/31/2015	$10.90064	$10.70185	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97074	$10.25809	0
01/01/2007 to 12/31/2007	$10.25809	$10.85393	0
01/01/2008 to 12/31/2008	$10.85393	$10.36496	0
01/01/2009 to 12/31/2009	$10.36496	$11.80051	0
01/01/2010 to 12/31/2010	$11.80051	$12.41950	0
01/01/2011 to 12/31/2011	$12.41950	$12.52048	0
01/01/2012 to 12/31/2012	$12.52048	$13.37279	0
01/01/2013 to 12/31/2013	$13.37279	$12.82563	0
01/01/2014 to 12/31/2014	$12.82563	$13.06139	0
01/01/2015 to 12/31/2015	$13.06139	$12.49241	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99873	$9.33072	0
01/01/2010 to 12/31/2010	$9.33072	$10.08070	0
01/01/2011 to 12/31/2011	$10.08070	$10.79913	0
01/01/2012 to 12/31/2012	$10.79913	$10.99016	0
01/01/2013 to 12/31/2013	$10.99016	$10.66395	0
01/01/2014 to 12/31/2014	$10.66395	$10.46711	0
01/01/2015 to 12/31/2015	$10.46711	$10.20310	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99810	$11.97817	0
01/01/2009 to 12/31/2009	$11.97817	$10.99506	0
01/01/2010 to 12/31/2010	$10.99506	$11.94428	0
01/01/2011 to 12/31/2011	$11.94428	$13.25529	0
01/01/2012 to 12/31/2012	$13.25529	$13.69068	0
01/01/2013 to 12/31/2013	$13.69068	$12.95592	0
01/01/2014 to 12/31/2014	$12.95592	$12.99545	0
01/01/2015 to 12/31/2015	$12.99545	$12.79993	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99810	$12.04667	0
01/01/2009 to 12/31/2009	$12.04667	$10.86376	0
01/01/2010 to 12/31/2010	$10.86376	$11.82023	0
01/01/2011 to 12/31/2011	$11.82023	$13.39413	0
01/01/2012 to 12/31/2012	$13.39413	$13.85289	0
01/01/2013 to 12/31/2013	$13.85289	$12.88083	0
01/01/2014 to 12/31/2014	$12.88083	$13.12176	0
01/01/2015 to 12/31/2015	$13.12176	$12.95782	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99873	$8.74446	0
01/01/2010 to 12/31/2010	$8.74446	$9.55565	0
01/01/2011 to 12/31/2011	$9.55565	$11.08034	0
01/01/2012 to 12/31/2012	$11.08034	$11.50966	0
01/01/2013 to 12/31/2013	$11.50966	$10.51262	0
01/01/2014 to 12/31/2014	$10.51262	$10.90380	0
01/01/2015 to 12/31/2015	$10.90380	$10.81615	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99745	$10.95270	0
01/01/2011 to 12/31/2011	$10.95270	$12.87421	0
01/01/2012 to 12/31/2012	$12.87421	$13.43279	0
01/01/2013 to 12/31/2013	$13.43279	$12.20553	0
01/01/2014 to 12/31/2014	$12.20553	$12.84121	0
01/01/2015 to 12/31/2015	$12.84121	$12.77011	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.96009	0
01/01/2012 to 12/31/2012	$11.96009	$12.36832	0
01/01/2013 to 12/31/2013	$12.36832	$10.90661	0
01/01/2014 to 12/31/2014	$10.90661	$11.76109	0
01/01/2015 to 12/31/2015	$11.76109	$11.73190	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34627	0
01/01/2013 to 12/31/2013	$10.34627	$9.07766	0
01/01/2014 to 12/31/2014	$9.07766	$9.98847	0
01/01/2015 to 12/31/2015	$9.98847	$10.02347	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70520	0
01/01/2014 to 12/31/2014	$8.70520	$9.74626	0
01/01/2015 to 12/31/2015	$9.74626	$9.79288	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24581	0
01/01/2015 to 12/31/2015	$11.24581	$11.20715	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88754	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14486	$10.29149	0
01/01/2010 to 12/31/2010	$10.29149	$11.43520	0
01/01/2011 to 12/31/2011	$11.43520	$10.51686	0
01/01/2012 to 12/31/2012	$10.51686	$11.63480	0
01/01/2013 to 12/31/2013	$11.63480	$14.94057	0
01/01/2014 to 12/31/2014	$14.94057	$16.09598	0
01/01/2015 to 12/31/2015	$16.09598	$14.97698	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.49930	$11.10927	431,061
01/01/2007 to 12/31/2007	$11.10927	$11.90879	733,560
01/01/2008 to 12/31/2008	$11.90879	$7.56990	609,561
01/01/2009 to 12/31/2009	$7.56990	$9.26952	609,431
01/01/2010 to 12/31/2010	$9.26952	$10.26814	616,299
01/01/2011 to 12/31/2011	$10.26814	$9.78927	582,751
01/01/2012 to 12/31/2012	$9.78927	$10.87660	588,091
01/01/2013 to 12/31/2013	$10.87660	$13.03710	609,527
01/01/2014 to 12/31/2014	$13.03710	$13.62879	583,819
01/01/2015 to 12/31/2015	$13.62879	$13.38682	517,818

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59758	0
01/01/2014 to 12/31/2014	$11.59758	$12.87345	0
01/01/2015 to 12/31/2015	$12.87345	$12.12859	0

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$13.08422	$15.96803	0
01/01/2007 to 12/31/2007	$15.96803	$12.48919	0
01/01/2008 to 12/31/2008	$12.48919	$7.92476	0
01/01/2009 to 12/31/2009	$7.92476	$10.21482	0
01/01/2010 to 12/31/2010	$10.21482	$12.84404	0
01/01/2011 to 12/31/2011	$12.84404	$13.37666	0
01/01/2012 to 12/31/2012	$13.37666	$15.07483	0
01/01/2013 to 12/31/2013	$15.07483	$15.19011	0
01/01/2014 to 12/31/2014	$15.19011	$19.42952	0
01/01/2015 to 12/31/2015	$19.42952	$19.90293	0

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.19668	$11.67669	0
01/01/2007 to 12/31/2007	$11.67669	$9.38029	0
01/01/2008 to 07/18/2008	$9.38029	$8.56357	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99809	$9.64589	0
01/01/2014 to 12/31/2014	$9.64589	$9.90521	0
01/01/2015 to 12/31/2015	$9.90521	$9.66834	17,826

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10342	$7.47374	0
01/01/2009 to 12/31/2009	$7.47374	$8.85245	0
01/01/2010 to 12/31/2010	$8.85245	$9.80162	0
01/01/2011 to 12/31/2011	$9.80162	$9.34014	4,086
01/01/2012 to 12/31/2012	$9.34014	$10.36964	4,086
01/01/2013 to 12/31/2013	$10.36964	$12.07928	4,086
01/01/2014 to 12/31/2014	$12.07928	$12.47680	4,086
01/01/2015 to 10/16/2015	$12.47680	$12.38112	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$10.04119	$10.52596	18,794
01/01/2007 to 12/31/2007	$10.52596	$11.16298	107,468
01/01/2008 to 12/31/2008	$11.16298	$7.14500	66,345
01/01/2009 to 12/31/2009	$7.14500	$8.64605	76,589
01/01/2010 to 12/31/2010	$8.64605	$9.66094	69,707
01/01/2011 to 12/31/2011	$9.66094	$9.29742	57,873
01/01/2012 to 12/31/2012	$9.29742	$10.04957	64,350
01/01/2013 to 12/31/2013	$10.04957	$11.26814	67,237
01/01/2014 to 12/31/2014	$11.26814	$11.35634	67,368
01/01/2015 to 12/31/2015	$11.35634	$11.20544	58,592

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99810	$7.45069	0
01/01/2009 to 11/13/2009	$7.45069	$8.28568	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.70020	4,677
01/01/2013 to 12/31/2013	$10.70020	$13.01302	4,978
01/01/2014 to 12/31/2014	$13.01302	$13.11820	5,033
01/01/2015 to 10/16/2015	$13.11820	$12.50420	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.76816	0
01/01/2014 to 12/31/2014	$10.76816	$10.79012	5,513
01/01/2015 to 10/16/2015	$10.79012	$10.24578	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17477	$6.09515	0
01/01/2009 to 12/31/2009	$6.09515	$8.04541	0
01/01/2010 to 12/31/2010	$8.04541	$9.44866	0
01/01/2011 to 12/31/2011	$9.44866	$8.76681	0
01/01/2012 to 12/31/2012	$8.76681	$10.86107	0
01/01/2013 to 12/31/2013	$10.86107	$11.07301	0
01/01/2014 to 12/31/2014	$11.07301	$12.32515	0
01/01/2015 to 12/31/2015	$12.32515	$12.03126	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$11.19083	$11.49971	0
01/01/2007 to 12/31/2007	$11.49971	$12.80631	0
01/01/2008 to 12/31/2008	$12.80631	$7.47329	0
01/01/2009 to 12/31/2009	$7.47329	$10.90871	0
01/01/2010 to 12/31/2010	$10.90871	$11.75486	0
01/01/2011 to 12/31/2011	$11.75486	$11.03082	0
01/01/2012 to 12/31/2012	$11.03082	$12.90724	0
01/01/2013 to 12/31/2013	$12.90724	$16.36123	0
01/01/2014 to 02/07/2014	$16.36123	$16.08464	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.60472	$11.69882	0
01/01/2007 to 12/31/2007	$11.69882	$12.01493	0
01/01/2008 to 12/31/2008	$12.01493	$6.96213	0
01/01/2009 to 12/31/2009	$6.96213	$8.10749	0
01/01/2010 to 12/31/2010	$8.10749	$8.94216	0
01/01/2011 to 12/31/2011	$8.94216	$8.25493	0
01/01/2012 to 12/31/2012	$8.25493	$9.65125	0
01/01/2013 to 12/31/2013	$9.65125	$12.59265	0
01/01/2014 to 12/31/2014	$12.59265	$13.91929	0
01/01/2015 to 12/31/2015	$13.91929	$12.97118	0

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.07197	$10.92486	0
01/01/2007 to 12/31/2007	$10.92486	$12.73768	0
01/01/2008 to 12/31/2008	$12.73768	$7.36813	0
01/01/2009 to 12/31/2009	$7.36813	$11.30917	0
01/01/2010 to 12/31/2010	$11.30917	$13.24024	0
01/01/2011 to 12/31/2011	$13.24024	$12.55147	0
01/01/2012 to 12/31/2012	$12.55147	$14.66808	0
01/01/2013 to 12/31/2013	$14.66808	$18.94493	0
01/01/2014 to 12/31/2014	$18.94493	$20.64370	0
01/01/2015 to 12/31/2015	$20.64370	$19.02289	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08910	$7.58219	0
01/01/2009 to 12/31/2009	$7.58219	$9.14036	0
01/01/2010 to 12/31/2010	$9.14036	$9.96633	0
01/01/2011 to 12/31/2011	$9.96633	$9.68853	0
01/01/2012 to 12/31/2012	$9.68853	$10.42454	0
01/01/2013 to 12/31/2013	$10.42454	$11.18541	0
01/01/2014 to 12/31/2014	$11.18541	$11.37022	5,379
01/01/2015 to 12/31/2015	$11.37022	$11.00810	5,007

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03298	$7.61665	0
01/01/2009 to 12/31/2009	$7.61665	$9.43976	0
01/01/2010 to 12/31/2010	$9.43976	$11.69193	0
01/01/2011 to 12/31/2011	$11.69193	$11.57271	0
01/01/2012 to 12/31/2012	$11.57271	$13.08049	0
01/01/2013 to 12/31/2013	$13.08049	$17.74064	0
01/01/2014 to 12/31/2014	$17.74064	$18.58087	0
01/01/2015 to 12/31/2015	$18.58087	$17.15671	0

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.49503	$12.67469	0
01/01/2007 to 12/31/2007	$12.67469	$12.52816	0
01/01/2008 to 12/31/2008	$12.52816	$7.67442	0
01/01/2009 to 12/31/2009	$7.67442	$8.86726	0
01/01/2010 to 12/31/2010	$8.86726	$9.74163	0
01/01/2011 to 12/31/2011	$9.74163	$9.47142	0
01/01/2012 to 12/31/2012	$9.47142	$10.49380	0
01/01/2013 to 12/31/2013	$10.49380	$13.80352	0
01/01/2014 to 12/31/2014	$13.80352	$13.69665	0
01/01/2015 to 12/31/2015	$13.69665	$12.57065	0

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$10.04613	$10.57148	0
01/01/2007 to 12/31/2007	$10.57148	$10.58384	0
01/01/2008 to 12/31/2008	$10.58384	$7.69933	0
01/01/2009 to 12/31/2009	$7.69933	$10.19721	0
01/01/2010 to 12/31/2010	$10.19721	$11.30809	0
01/01/2011 to 12/31/2011	$11.30809	$11.39954	0
01/01/2012 to 12/31/2012	$11.39954	$12.68259	0
01/01/2013 to 12/31/2013	$12.68259	$13.28118	0
01/01/2014 to 12/31/2014	$13.28118	$13.30812	0
01/01/2015 to 12/31/2015	$13.30812	$12.53922	0

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99161	$10.55979	0
01/01/2007 to 12/31/2007	$10.55979	$12.28160	0
01/01/2008 to 12/31/2008	$12.28160	$5.97163	0
01/01/2009 to 12/31/2009	$5.97163	$7.89352	0
01/01/2010 to 12/31/2010	$7.89352	$8.83058	0
01/01/2011 to 12/31/2011	$8.83058	$7.51292	0
01/01/2012 to 12/31/2012	$7.51292	$8.83520	0
01/01/2013 to 12/31/2013	$8.83520	$10.27745	0
01/01/2014 to 12/31/2014	$10.27745	$9.48665	0
01/01/2015 to 12/31/2015	$9.48665	$9.56059	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.00976	$10.82176	0
01/01/2007 to 12/31/2007	$10.82176	$12.45435	0
01/01/2008 to 12/31/2008	$12.45435	$6.81369	0
01/01/2009 to 12/31/2009	$6.81369	$8.68753	0
01/01/2010 to 12/31/2010	$8.68753	$9.42890	0
01/01/2011 to 12/31/2011	$9.42890	$8.05644	0
01/01/2012 to 12/31/2012	$8.05644	$9.18375	0
01/01/2013 to 12/31/2013	$9.18375	$10.71966	0
01/01/2014 to 12/31/2014	$10.71966	$9.77145	0
01/01/2015 to 12/31/2015	$9.77145	$9.62503	0

AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98123	$10.82907	0
01/01/2010 to 12/31/2010	$10.82907	$11.72425	0
01/01/2011 to 12/31/2011	$11.72425	$12.88118	0
01/01/2012 to 12/31/2012	$12.88118	$13.76813	0
01/01/2013 to 12/31/2013	$13.76813	$13.02394	0
01/01/2014 to 12/31/2014	$13.02394	$13.58124	0
01/01/2015 to 12/31/2015	$13.58124	$13.42506	0

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11161	$7.10816	0
01/01/2009 to 12/31/2009	$7.10816	$8.79688	0
01/01/2010 to 12/31/2010	$8.79688	$9.78253	0
01/01/2011 to 12/31/2011	$9.78253	$9.50384	0
01/01/2012 to 12/31/2012	$9.50384	$10.54658	0
01/01/2013 to 12/31/2013	$10.54658	$11.98217	0
01/01/2014 to 12/31/2014	$11.98217	$12.45210	0
01/01/2015 to 12/31/2015	$12.45210	$12.03872	0

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$12.06214	$12.71200	0
01/01/2007 to 12/31/2007	$12.71200	$13.59092	0
01/01/2008 to 12/31/2008	$13.59092	$7.78368	0
01/01/2009 to 12/31/2009	$7.78368	$10.33368	0
01/01/2010 to 12/31/2010	$10.33368	$10.82050	0
01/01/2011 to 12/31/2011	$10.82050	$9.60488	0
01/01/2012 to 12/31/2012	$9.60488	$11.43995	0
01/01/2013 to 12/31/2013	$11.43995	$12.89430	0
01/01/2014 to 12/31/2014	$12.89430	$11.79623	0
01/01/2015 to 12/31/2015	$11.79623	$11.20321	0

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$10.89729	$11.47316	0
01/01/2007 to 12/31/2007	$11.47316	$11.42601	32,337
01/01/2008 to 12/31/2008	$11.42601	$9.19703	30,945
01/01/2009 to 12/31/2009	$9.19703	$10.96455	39,805
01/01/2010 to 12/31/2010	$10.96455	$11.49692	28,730
01/01/2011 to 12/31/2011	$11.49692	$11.25949	27,872
01/01/2012 to 12/31/2012	$11.25949	$12.17972	27,841
01/01/2013 to 12/31/2013	$12.17972	$13.21287	26,536
01/01/2014 to 12/31/2014	$13.21287	$13.61293	27,887
01/01/2015 to 12/31/2015	$13.61293	$13.27606	28,870

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08348	$10.28169	0
01/01/2010 to 12/31/2010	$10.28169	$11.18250	0
01/01/2011 to 12/31/2011	$11.18250	$10.99851	0
01/01/2012 to 12/31/2012	$10.99851	$12.37752	0
01/01/2013 to 12/31/2013	$12.37752	$16.50679	0
01/01/2014 to 12/31/2014	$16.50679	$17.66066	0
01/01/2015 to 12/31/2015	$17.66066	$19.09011	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.03673	$12.15199	0
01/01/2007 to 12/31/2007	$12.15199	$11.51688	0
01/01/2008 to 12/31/2008	$11.51688	$6.58358	0
01/01/2009 to 12/31/2009	$6.58358	$7.68247	0
01/01/2010 to 12/31/2010	$7.68247	$8.49390	0
01/01/2011 to 12/31/2011	$8.49390	$7.95195	0
01/01/2012 to 12/31/2012	$7.95195	$9.08092	0
01/01/2013 to 12/31/2013	$9.08092	$12.40905	0
01/01/2014 to 12/31/2014	$12.40905	$13.79073	0
01/01/2015 to 12/31/2015	$13.79073	$12.41825	0

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.10935	$11.36178	0
01/01/2007 to 12/31/2007	$11.36178	$12.76067	0
01/01/2008 to 12/31/2008	$12.76067	$7.02395	0
01/01/2009 to 12/31/2009	$7.02395	$8.90497	0
01/01/2010 to 12/31/2010	$8.90497	$10.41910	0
01/01/2011 to 12/31/2011	$10.41910	$10.08715	0
01/01/2012 to 12/31/2012	$10.08715	$11.06404	0
01/01/2013 to 12/31/2013	$11.06404	$14.76780	0
01/01/2014 to 12/31/2014	$14.76780	$15.95672	0
01/01/2015 to 12/31/2015	$15.95672	$17.16059	0

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$10.17101	$10.61604	0
01/01/2007 to 12/31/2007	$10.61604	$11.00230	0
01/01/2008 to 12/31/2008	$11.00230	$8.24992	0
01/01/2009 to 12/31/2009	$8.24992	$10.84970	0
01/01/2010 to 12/31/2010	$10.84970	$12.02269	0
01/01/2011 to 12/31/2011	$12.02269	$12.94190	0
01/01/2012 to 12/31/2012	$12.94190	$13.39400	0
01/01/2013 to 12/31/2013	$13.39400	$12.82466	0
01/01/2014 to 12/31/2014	$12.82466	$13.33072	0
01/01/2015 to 12/31/2015	$13.33072	$12.94851	0

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$11.39974	$12.65581	0
01/01/2007 to 12/31/2007	$12.65581	$13.52608	0
01/01/2008 to 12/31/2008	$13.52608	$8.72326	0
01/01/2009 to 12/31/2009	$8.72326	$11.20837	0
01/01/2010 to 12/31/2010	$11.20837	$12.27036	0
01/01/2011 to 12/31/2011	$12.27036	$11.61339	0
01/01/2012 to 12/31/2012	$11.61339	$13.96490	0
01/01/2013 to 12/31/2013	$13.96490	$17.41492	0
01/01/2014 to 12/31/2014	$17.41492	$17.63286	0
01/01/2015 to 12/31/2015	$17.63286	$16.97551	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$11.01314	$11.46555	0
01/01/2007 to 12/31/2007	$11.46555	$12.89324	0
01/01/2008 to 12/31/2008	$12.89324	$8.02380	0
01/01/2009 to 12/31/2009	$8.02380	$9.74490	0
01/01/2010 to 12/31/2010	$9.74490	$10.73856	0
01/01/2011 to 12/31/2011	$10.73856	$10.43001	0
01/01/2012 to 12/31/2012	$10.43001	$11.93110	0
01/01/2013 to 12/31/2013	$11.93110	$15.93617	0
01/01/2014 to 12/31/2014	$15.93617	$16.92637	0
01/01/2015 to 12/31/2015	$16.92637	$17.73331	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99810	$10.17185	0
01/01/2013 to 12/31/2013	$10.17185	$13.36759	0
01/01/2014 to 12/31/2014	$13.36759	$14.39519	0
01/01/2015 to 12/31/2015	$14.39519	$13.96287	0

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.01565	$11.49314	0
01/01/2007 to 12/31/2007	$11.49314	$11.53682	0
01/01/2008 to 12/31/2008	$11.53682	$6.97427	0
01/01/2009 to 12/31/2009	$6.97427	$9.46381	0
01/01/2010 to 12/31/2010	$9.46381	$11.42956	0
01/01/2011 to 12/31/2011	$11.42956	$10.78208	0
01/01/2012 to 12/31/2012	$10.78208	$12.47352	0
01/01/2013 to 12/31/2013	$12.47352	$16.13772	0
01/01/2014 to 12/31/2014	$16.13772	$18.12745	0
01/01/2015 to 12/31/2015	$18.12745	$16.54068	0

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99927	$10.16446	0
01/01/2007 to 12/31/2007	$10.16446	$10.41692	0
01/01/2008 to 12/31/2008	$10.41692	$10.43309	0
01/01/2009 to 12/31/2009	$10.43309	$10.21844	0
01/01/2010 to 12/31/2010	$10.21844	$9.98629	0
01/01/2011 to 12/31/2011	$9.98629	$9.75943	0
01/01/2012 to 12/31/2012	$9.75943	$9.53559	0
01/01/2013 to 12/31/2013	$9.53559	$9.31663	0
01/01/2014 to 12/31/2014	$9.31663	$9.10274	0
01/01/2015 to 12/31/2015	$9.10274	$8.89362	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.62014	$11.71445	0
01/01/2007 to 12/31/2007	$11.71445	$11.80676	0
01/01/2008 to 12/31/2008	$11.80676	$6.66062	0
01/01/2009 to 12/31/2009	$6.66062	$9.15272	0
01/01/2010 to 12/31/2010	$9.15272	$11.03847	0
01/01/2011 to 12/31/2011	$11.03847	$10.51733	0
01/01/2012 to 12/31/2012	$10.51733	$12.03539	0
01/01/2013 to 12/31/2013	$12.03539	$16.69890	0
01/01/2014 to 12/31/2014	$16.69890	$18.64059	0
01/01/2015 to 12/31/2015	$18.64059	$17.18584	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02800	$10.05929	0
01/01/2012 to 12/31/2012	$10.05929	$10.30678	0
01/01/2013 to 12/31/2013	$10.30678	$9.78486	0
01/01/2014 to 12/31/2014	$9.78486	$10.05258	0
01/01/2015 to 10/16/2015	$10.05258	$9.97340	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$12.32266	$12.56405	0
01/01/2007 to 12/31/2007	$12.56405	$14.99959	0
01/01/2008 to 12/31/2008	$14.99959	$8.32629	0
01/01/2009 to 12/31/2009	$8.32629	$10.55846	0
01/01/2010 to 12/31/2010	$10.55846	$13.27452	0
01/01/2011 to 12/31/2011	$13.27452	$13.18889	0
01/01/2012 to 12/31/2012	$13.18889	$14.48113	0
01/01/2013 to 12/31/2013	$14.48113	$18.76265	0
01/01/2014 to 12/31/2014	$18.76265	$19.78726	0
01/01/2015 to 10/16/2015	$19.78726	$20.18506	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.46321	$10.79758	0
01/01/2007 to 12/31/2007	$10.79758	$12.52249	0
01/01/2008 to 12/31/2008	$12.52249	$7.03005	0
01/01/2009 to 12/31/2009	$7.03005	$8.41842	0
01/01/2010 to 12/31/2010	$8.41842	$9.89236	0
01/01/2011 to 04/29/2011	$9.89236	$11.07199	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.27770	0
01/01/2013 to 12/31/2013	$10.27770	$11.94105	0
01/01/2014 to 12/31/2014	$11.94105	$12.26636	2,209
01/01/2015 to 12/31/2015	$12.26636	$11.83588	2,209

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10084	$5.55714	0
01/01/2009 to 12/31/2009	$5.55714	$9.04108	0
01/01/2010 to 12/31/2010	$9.04108	$10.80079	0
01/01/2011 to 12/31/2011	$10.80079	$8.41374	0
01/01/2012 to 12/31/2012	$8.41374	$9.69414	0
01/01/2013 to 12/31/2013	$9.69414	$9.49268	0
01/01/2014 to 12/31/2014	$9.49268	$8.84038	0
01/01/2015 to 12/31/2015	$8.84038	$7.19247	0

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.18231	$10.58266	25,948
01/01/2007 to 12/31/2007	$10.58266	$11.23988	85,990
01/01/2008 to 12/31/2008	$11.23988	$8.84173	173,973
01/01/2009 to 12/31/2009	$8.84173	$10.36969	300,422
01/01/2010 to 12/31/2010	$10.36969	$11.20278	338,401
01/01/2011 to 12/31/2011	$11.20278	$11.05498	324,919
01/01/2012 to 12/31/2012	$11.05498	$11.92123	290,854
01/01/2013 to 12/31/2013	$11.92123	$12.72044	278,970
01/01/2014 to 12/31/2014	$12.72044	$13.14612	214,087
01/01/2015 to 12/31/2015	$13.14612	$12.86271	208,588

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05918	0
01/01/2012 to 12/31/2012	$10.05918	$10.52644	0
01/01/2013 to 12/31/2013	$10.52644	$10.04686	0
01/01/2014 to 12/31/2014	$10.04686	$10.41113	0
01/01/2015 to 12/31/2015	$10.41113	$10.14477	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$10.16087	$10.42774	36,460
01/01/2007 to 12/31/2007	$10.42774	$11.35028	97,045
01/01/2008 to 12/31/2008	$11.35028	$6.57477	102,640
01/01/2009 to 12/31/2009	$6.57477	$8.09236	111,642
01/01/2010 to 12/31/2010	$8.09236	$9.41046	116,941
01/01/2011 to 12/31/2011	$9.41046	$8.62330	110,494
01/01/2012 to 12/31/2012	$8.62330	$9.51355	108,761
01/01/2013 to 12/31/2013	$9.51355	$10.87774	118,672
01/01/2014 to 12/31/2014	$10.87774	$11.60554	125,238
01/01/2015 to 12/31/2015	$11.60554	$11.26949	124,574

AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$10.59876	$11.38035	0
01/01/2007 to 12/31/2007	$11.38035	$11.34925	0
01/01/2008 to 12/31/2008	$11.34925	$6.79519	0
01/01/2009 to 12/31/2009	$6.79519	$8.08794	0
01/01/2010 to 12/31/2010	$8.08794	$9.09147	0
01/01/2011 to 12/31/2011	$9.09147	$9.19011	0
01/01/2012 to 12/31/2012	$9.19011	$10.66725	0
01/01/2013 to 12/31/2013	$10.66725	$13.80222	0
01/01/2014 to 12/31/2014	$13.80222	$15.80658	0
01/01/2015 to 12/31/2015	$15.80658	$15.91914	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86065	0
01/01/2012 to 12/31/2012	$8.86065	$9.79586	0
01/01/2013 to 12/31/2013	$9.79586	$11.71463	0
01/01/2014 to 12/31/2014	$11.71463	$12.18966	0
01/01/2015 to 12/31/2015	$12.18966	$11.92765	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08091	$7.31419	0
01/01/2009 to 12/31/2009	$7.31419	$8.81771	0
01/01/2010 to 12/31/2010	$8.81771	$9.64205	0
01/01/2011 to 12/31/2011	$9.64205	$9.24995	0
01/01/2012 to 12/31/2012	$9.24995	$9.96648	622
01/01/2013 to 12/31/2013	$9.96648	$10.94893	458
01/01/2014 to 12/31/2014	$10.94893	$11.24736	396
01/01/2015 to 12/31/2015	$11.24736	$10.97077	2,373

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09909	$6.66807	407
01/01/2009 to 12/31/2009	$6.66807	$8.26425	939
01/01/2010 to 12/31/2010	$8.26425	$9.23272	1,325
01/01/2011 to 12/31/2011	$9.23272	$8.80549	928
01/01/2012 to 12/31/2012	$8.80549	$9.97103	1,450
01/01/2013 to 12/31/2013	$9.97103	$11.50154	2,105
01/01/2014 to 12/31/2014	$11.50154	$11.84787	2,223
01/01/2015 to 12/31/2015	$11.84787	$11.51300	22,581

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$10.42812	$10.99392	0
01/01/2007 to 12/31/2007	$10.99392	$11.69820	52,424
01/01/2008 to 12/31/2008	$11.69820	$7.97865	26,059
01/01/2009 to 12/31/2009	$7.97865	$9.93257	33,715
01/01/2010 to 12/31/2010	$9.93257	$10.85093	37,707
01/01/2011 to 12/31/2011	$10.85093	$10.24382	34,150
01/01/2012 to 12/31/2012	$10.24382	$11.12293	38,607
01/01/2013 to 12/31/2013	$11.12293	$12.43257	20,786
01/01/2014 to 12/31/2014	$12.43257	$12.51586	20,723
01/01/2015 to 10/16/2015	$12.51586	$12.11006	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$12.13606	$12.02369	0
01/01/2007 to 12/31/2007	$12.02369	$13.06315	0
01/01/2008 to 12/31/2008	$13.06315	$7.13539	0
01/01/2009 to 12/31/2009	$7.13539	$9.24860	0
01/01/2010 to 12/31/2010	$9.24860	$11.97731	0
01/01/2011 to 12/31/2011	$11.97731	$10.16820	0
01/01/2012 to 12/31/2012	$10.16820	$11.92855	0
01/01/2013 to 12/31/2013	$11.92855	$16.41123	0
01/01/2014 to 12/31/2014	$16.41123	$16.82656	0
01/01/2015 to 12/31/2015	$16.82656	$16.65965	0

AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90457	$9.86970	0
01/01/2007 to 12/31/2007	$9.86970	$10.33134	0
01/01/2008 to 12/31/2008	$10.33134	$6.56108	0
01/01/2009 to 12/31/2009	$6.56108	$8.58389	0
01/01/2010 to 12/31/2010	$8.58389	$11.44129	0
01/01/2011 to 12/31/2011	$11.44129	$11.06953	0
01/01/2012 to 12/31/2012	$11.06953	$12.13176	0
01/01/2013 to 12/31/2013	$12.13176	$16.02249	0
01/01/2014 to 12/31/2014	$16.02249	$16.25234	0
01/01/2015 to 12/31/2015	$16.25234	$16.00390	0

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.91307	$12.41972	0
01/01/2007 to 12/31/2007	$12.41972	$11.45244	0
01/01/2008 to 12/31/2008	$11.45244	$7.86404	0
01/01/2009 to 12/31/2009	$7.86404	$9.75803	0
01/01/2010 to 12/31/2010	$9.75803	$12.01245	0
01/01/2011 to 12/31/2011	$12.01245	$11.03554	0
01/01/2012 to 12/31/2012	$11.03554	$12.73983	0
01/01/2013 to 12/31/2013	$12.73983	$17.10295	0
01/01/2014 to 12/31/2014	$17.10295	$17.59056	0
01/01/2015 to 12/31/2015	$17.59056	$16.44591	0

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.66142	$11.31993	0
01/01/2007 to 12/31/2007	$11.31993	$11.75789	118,836
01/01/2008 to 12/31/2008	$11.75789	$8.50729	65,892
01/01/2009 to 12/31/2009	$8.50729	$10.31836	82,127
01/01/2010 to 12/31/2010	$10.31836	$11.24440	71,399
01/01/2011 to 12/31/2011	$11.24440	$11.20462	76,275
01/01/2012 to 12/31/2012	$11.20462	$12.42437	82,843
01/01/2013 to 12/31/2013	$12.42437	$14.18257	91,934
01/01/2014 to 12/31/2014	$14.18257	$14.67176	93,011
01/01/2015 to 12/31/2015	$14.67176	$14.34086	75,783

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$10.97588	$12.15923	0
01/01/2007 to 12/31/2007	$12.15923	$11.45490	0
01/01/2008 to 12/31/2008	$11.45490	$6.50390	0
01/01/2009 to 12/31/2009	$6.50390	$7.86669	0
01/01/2010 to 12/31/2010	$7.86669	$8.70417	0
01/01/2011 to 12/31/2011	$8.70417	$8.36524	0
01/01/2012 to 12/31/2012	$8.36524	$9.58274	0
01/01/2013 to 12/31/2013	$9.58274	$12.14221	0
01/01/2014 to 12/31/2014	$12.14221	$12.74921	0
01/01/2015 to 10/16/2015	$12.74921	$11.75837	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.93961	$10.42100	0
01/01/2007 to 12/31/2007	$10.42100	$11.01894	0
01/01/2008 to 12/31/2008	$11.01894	$6.39820	0
01/01/2009 to 12/31/2009	$6.39820	$9.58786	0
01/01/2010 to 12/31/2010	$9.58786	$10.84896	0
01/01/2011 to 12/31/2011	$10.84896	$10.42050	0
01/01/2012 to 12/31/2012	$10.42050	$11.97100	0
01/01/2013 to 12/31/2013	$11.97100	$16.84560	0
01/01/2014 to 12/31/2014	$16.84560	$17.83237	0
01/01/2015 to 12/31/2015	$17.83237	$19.09260	0

AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$13.70545	$13.21670	0
01/01/2007 to 12/31/2007	$13.21670	$18.14222	0
01/01/2008 to 12/31/2008	$18.14222	$8.86480	0
01/01/2009 to 12/31/2009	$8.86480	$12.93549	0
01/01/2010 to 12/31/2010	$12.93549	$15.22376	0
01/01/2011 to 12/31/2011	$15.22376	$12.65564	0
01/01/2012 to 12/31/2012	$12.65564	$12.81165	0
01/01/2013 to 12/31/2013	$12.81165	$14.44278	0
01/01/2014 to 12/31/2014	$14.44278	$12.93120	0
01/01/2015 to 12/31/2015	$12.93120	$10.20163	0

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.50715	$9.75828	0
01/01/2007 to 12/31/2007	$9.75828	$10.45270	0
01/01/2008 to 12/31/2008	$10.45270	$9.96399	0
01/01/2009 to 12/31/2009	$9.96399	$10.91472	0
01/01/2010 to 12/31/2010	$10.91472	$11.27667	0
01/01/2011 to 12/31/2011	$11.27667	$11.47253	0
01/01/2012 to 12/31/2012	$11.47253	$11.79435	0
01/01/2013 to 12/31/2013	$11.79435	$11.09100	0
01/01/2014 to 12/31/2014	$11.09100	$10.89663	0
01/01/2015 to 12/31/2015	$10.89663	$10.15474	0

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$10.61817	$11.29471	0
01/01/2007 to 12/31/2007	$11.29471	$12.08889	0
01/01/2008 to 12/31/2008	$12.08889	$6.81165	0
01/01/2009 to 12/31/2009	$6.81165	$8.54740	0
01/01/2010 to 12/31/2010	$8.54740	$9.57358	0
01/01/2011 to 12/31/2011	$9.57358	$9.03083	960
01/01/2012 to 12/31/2012	$9.03083	$9.79434	2,436
01/01/2013 to 12/31/2013	$9.79434	$11.53150	2,376
01/01/2014 to 12/31/2014	$11.53150	$11.88693	7,717
01/01/2015 to 12/31/2015	$11.88693	$11.54048	12,537

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99809	$9.97138	0
01/01/2008 to 12/31/2008	$9.97138	$9.23456	0
01/01/2009 to 12/31/2009	$9.23456	$10.07192	0
01/01/2010 to 12/31/2010	$10.07192	$10.60805	0
01/01/2011 to 12/31/2011	$10.60805	$10.98935	0
01/01/2012 to 12/31/2012	$10.98935	$11.57971	0
01/01/2013 to 12/31/2013	$11.57971	$11.14492	0
01/01/2014 to 12/31/2014	$11.14492	$11.67273	0
01/01/2015 to 12/31/2015	$11.67273	$11.54569	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07793	$6.61353	206
01/01/2009 to 12/31/2009	$6.61353	$8.40437	474
01/01/2010 to 12/31/2010	$8.40437	$9.05230	669
01/01/2011 to 12/31/2011	$9.05230	$8.69706	4,868
01/01/2012 to 09/21/2012	$8.69706	$9.69699	0

ProFund VP Consumer Goods Portfolio
05/01/2008* to 12/31/2008	$10.08881	$7.63721	0
01/01/2009 to 12/31/2009	$7.63721	$9.07106	0
01/01/2010 to 12/31/2010	$9.07106	$10.40165	0
01/01/2011 to 12/31/2011	$10.40165	$10.86923	0
01/01/2012 to 12/31/2012	$10.86923	$11.77220	0
01/01/2013 to 12/31/2013	$11.77220	$14.77450	0
01/01/2014 to 12/31/2014	$14.77450	$15.91163	0
01/01/2015 to 12/31/2015	$15.91163	$16.19350	0

ProFund VP Consumer Services
05/01/2008* to 12/31/2008	$10.26782	$7.01089	0
01/01/2009 to 12/31/2009	$7.01089	$8.95999	0
01/01/2010 to 12/31/2010	$8.95999	$10.62684	0
01/01/2011 to 12/31/2011	$10.62684	$10.95424	0
01/01/2012 to 12/31/2012	$10.95424	$13.06738	0
01/01/2013 to 12/31/2013	$13.06738	$17.85789	0
01/01/2014 to 12/31/2014	$17.85789	$19.62197	0
01/01/2015 to 12/31/2015	$19.62197	$20.07041	0

ProFund VP Financials
05/01/2008* to 12/31/2008	$10.38552	$5.24829	0
01/01/2009 to 12/31/2009	$5.24829	$5.89726	0
01/01/2010 to 12/31/2010	$5.89726	$6.39174	0
01/01/2011 to 12/31/2011	$6.39174	$5.38135	0
01/01/2012 to 12/31/2012	$5.38135	$6.55781	0
01/01/2013 to 12/31/2013	$6.55781	$8.46259	0
01/01/2014 to 12/31/2014	$8.46259	$9.33632	0
01/01/2015 to 12/31/2015	$9.33632	$8.98556	0

ProFund VP Health Care
05/01/2008* to 12/31/2008	$10.15174	$8.29892	0
01/01/2009 to 12/31/2009	$8.29892	$9.69400	0
01/01/2010 to 12/31/2010	$9.69400	$9.74078	0
01/01/2011 to 12/31/2011	$9.74078	$10.48002	0
01/01/2012 to 12/31/2012	$10.48002	$12.02099	0
01/01/2013 to 12/31/2013	$12.02099	$16.41472	0
01/01/2014 to 12/31/2014	$16.41472	$19.83878	0
01/01/2015 to 12/31/2015	$19.83878	$20.35689	0

ProFund VP Industrials
05/01/2008* to 12/31/2008	$10.16525	$6.06953	0
01/01/2009 to 12/31/2009	$6.06953	$7.35928	0
01/01/2010 to 12/31/2010	$7.35928	$8.89801	0
01/01/2011 to 12/31/2011	$8.89801	$8.53881	0
01/01/2012 to 12/31/2012	$8.53881	$9.66036	0
01/01/2013 to 12/31/2013	$9.66036	$13.04318	0
01/01/2014 to 12/31/2014	$13.04318	$13.45439	0
01/01/2015 to 12/31/2015	$13.45439	$12.69577	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
05/01/2008* to 12/31/2008	$10.11048	$6.68634	0
01/01/2009 to 12/31/2009	$6.68634	$8.47530	0
01/01/2010 to 12/31/2010	$8.47530	$9.37259	0
01/01/2011 to 12/31/2011	$9.37259	$9.44438	0
01/01/2012 to 12/31/2012	$9.44438	$10.40060	0
01/01/2013 to 12/31/2013	$10.40060	$13.27809	0
01/01/2014 to 12/31/2014	$13.27809	$14.65028	0
01/01/2015 to 12/31/2015	$14.65028	$14.85169	0

ProFund VP Large-Cap Value
05/01/2008* to 12/31/2008	$10.24125	$6.24347	0
01/01/2009 to 12/31/2009	$6.24347	$7.28739	0
01/01/2010 to 12/31/2010	$7.28739	$8.03823	0
01/01/2011 to 12/31/2011	$8.03823	$7.75349	0
01/01/2012 to 12/31/2012	$7.75349	$8.74330	0
01/01/2013 to 12/31/2013	$8.74330	$11.09622	0
01/01/2014 to 12/31/2014	$11.09622	$11.97689	0
01/01/2015 to 12/31/2015	$11.97689	$11.14772	0

ProFund VP Mid-Cap Growth
05/01/2008* to 12/31/2008	$10.07225	$6.17185	0
01/01/2009 to 12/31/2009	$6.17185	$8.34071	0
01/01/2010 to 12/31/2010	$8.34071	$10.46522	0
01/01/2011 to 12/31/2011	$10.46522	$9.92945	0
01/01/2012 to 12/31/2012	$9.92945	$11.19304	0
01/01/2013 to 12/31/2013	$11.19304	$14.27442	0
01/01/2014 to 12/31/2014	$14.27442	$14.76834	0
01/01/2015 to 12/31/2015	$14.76834	$14.47018	0

ProFund VP Mid-Cap Value
05/01/2008* to 12/31/2008	$10.18823	$6.43513	0
01/01/2009 to 12/31/2009	$6.43513	$8.22837	0
01/01/2010 to 12/31/2010	$8.22837	$9.68372	0
01/01/2011 to 12/31/2011	$9.68372	$9.09046	0
01/01/2012 to 12/31/2012	$9.09046	$10.35248	0
01/01/2013 to 12/31/2013	$10.35248	$13.36766	0
01/01/2014 to 12/31/2014	$13.36766	$14.39099	0
01/01/2015 to 12/31/2015	$14.39099	$12.90415	0

ProFund VP Real Estate
05/01/2008* to 12/31/2008	$10.25873	$5.49330	0
01/01/2009 to 12/31/2009	$5.49330	$6.86444	0
01/01/2010 to 12/31/2010	$6.86444	$8.36296	0
01/01/2011 to 12/31/2011	$8.36296	$8.55948	0
01/01/2012 to 12/31/2012	$8.55948	$9.79861	0
01/01/2013 to 12/31/2013	$9.79861	$9.58239	0
01/01/2014 to 12/31/2014	$9.58239	$11.70468	0
01/01/2015 to 12/31/2015	$11.70468	$11.47302	0

ProFund VP Small-Cap Growth
05/01/2008* to 12/31/2008	$10.11338	$6.77909	0
01/01/2009 to 12/31/2009	$6.77909	$8.35679	0
01/01/2010 to 12/31/2010	$8.35679	$10.26535	0
01/01/2011 to 12/31/2011	$10.26535	$10.15857	0
01/01/2012 to 12/31/2012	$10.15857	$11.16373	0
01/01/2013 to 12/31/2013	$11.16373	$15.31695	0
01/01/2014 to 12/31/2014	$15.31695	$15.29039	0
01/01/2015 to 12/31/2015	$15.29039	$15.11440	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
05/01/2008* to 12/31/2008	$10.22837	$7.14678	0
01/01/2009 to 12/31/2009	$7.14678	$8.40716	0
01/01/2010 to 12/31/2010	$8.40716	$10.02984	0
01/01/2011 to 12/31/2011	$10.02984	$9.39785	0
01/01/2012 to 12/31/2012	$9.39785	$10.66510	0
01/01/2013 to 12/31/2013	$10.66510	$14.34617	0
01/01/2014 to 12/31/2014	$14.34617	$14.83164	0
01/01/2015 to 12/31/2015	$14.83164	$13.29140	0

ProFund VP Telecommunications
05/01/2008* to 12/31/2008	$10.27795	$7.23615	0
01/01/2009 to 12/31/2009	$7.23615	$7.58749	0
01/01/2010 to 12/31/2010	$7.58749	$8.57621	0
01/01/2011 to 12/31/2011	$8.57621	$8.53611	0
01/01/2012 to 12/31/2012	$8.53611	$9.71718	0
01/01/2013 to 12/31/2013	$9.71718	$10.64000	0
01/01/2014 to 12/31/2014	$10.64000	$10.45451	0
01/01/2015 to 12/31/2015	$10.45451	$10.36988	0

ProFund VP Utilities
05/01/2008* to 12/31/2008	$10.09840	$7.18288	0
01/01/2009 to 12/31/2009	$7.18288	$7.77133	0
01/01/2010 to 12/31/2010	$7.77133	$8.04473	0
01/01/2011 to 12/31/2011	$8.04473	$9.23675	0
01/01/2012 to 12/31/2012	$9.23675	$9.03694	0
01/01/2013 to 12/31/2013	$9.03694	$10.00483	0
01/01/2014 to 12/31/2014	$10.00483	$12.30542	0
01/01/2015 to 12/31/2015	$12.30542	$11.25303	0

*	Denotes the start date of these sub-accounts

PREMIER L SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.08004	$10.91282	11,484
01/01/2008 to 12/31/2008	$10.91282	$7.36563	12,332
01/01/2009 to 12/31/2009	$7.36563	$9.06905	2,982
01/01/2010 to 12/31/2010	$9.06905	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799

AST Advanced Strategies Portfolio
03/19/2007* to 12/31/2007	$10.07305	$10.83452	0
01/01/2008 to 12/31/2008	$10.83452	$7.53017	0
01/01/2009 to 12/31/2009	$7.53017	$9.40896	1,409
01/01/2010 to 12/31/2010	$9.40896	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264

AST American Century Income & Growth Portfolio
03/19/2007* to 12/31/2007	$10.12345	$10.18301	0
01/01/2008 to 12/31/2008	$10.18301	$6.57914	0
01/01/2009 to 12/31/2009	$6.57914	$7.67177	0
01/01/2010 to 12/31/2010	$7.67177	$8.64764	0
01/01/2011 to 12/31/2011	$8.64764	$8.86776	0
01/01/2012 to 05/04/2012	$8.86776	$9.65752	0

AST Balanced Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.07151	$10.86097	0
01/01/2008 to 12/31/2008	$10.86097	$7.66698	0
01/01/2009 to 12/31/2009	$7.66698	$9.35958	1,416
01/01/2010 to 12/31/2010	$9.35958	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.54820	0
01/01/2014 to 12/31/2014	$10.54820	$10.81738	0
01/01/2015 to 12/31/2015	$10.81738	$10.73944	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/19/2007* to 12/31/2007	$9.99034	$10.47408	0
01/01/2008 to 12/31/2008	$10.47408	$10.48603	0
01/01/2009 to 12/31/2009	$10.48603	$11.44430	0
01/01/2010 to 12/31/2010	$11.44430	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/19/2007* to 12/31/2007	$9.99058	$10.56075	0
01/01/2008 to 12/31/2008	$10.56075	$10.21988	0
01/01/2009 to 12/31/2009	$10.21988	$11.79093	0
01/01/2010 to 12/31/2010	$11.79093	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14595	$10.30944	0
01/01/2010 to 12/31/2010	$10.30944	$11.60815	0
01/01/2011 to 12/31/2011	$11.60815	$10.81845	0
01/01/2012 to 12/31/2012	$10.81845	$12.12874	0
01/01/2013 to 12/31/2013	$12.12874	$15.78294	0
01/01/2014 to 12/31/2014	$15.78294	$17.23085	0
01/01/2015 to 12/31/2015	$17.23085	$16.24741	111

AST Capital Growth Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.09687	$11.01224	0
01/01/2008 to 12/31/2008	$11.01224	$7.09376	0
01/01/2009 to 12/31/2009	$7.09376	$8.80257	0
01/01/2010 to 12/31/2010	$8.80257	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
03/19/2007* to 12/31/2007	$10.10286	$7.81223	0
01/01/2008 to 12/31/2008	$7.81223	$5.02371	0
01/01/2009 to 12/31/2009	$5.02371	$6.56219	0
01/01/2010 to 12/31/2010	$6.56219	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747

AST DeAm Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.09789	$8.33201	0
01/01/2008 to 07/18/2008	$8.33201	$7.66199	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99918	$9.73366	0
01/01/2014 to 12/31/2014	$9.73366	$10.12900	0
01/01/2015 to 12/31/2015	$10.12900	$10.01891	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10379	$7.54057	0
01/01/2009 to 12/31/2009	$7.54057	$9.05097	0
01/01/2010 to 12/31/2010	$9.05097	$10.15522	2,740
01/01/2011 to 12/31/2011	$10.15522	$9.80622	2,104
01/01/2012 to 12/31/2012	$9.80622	$11.03284	1,348
01/01/2013 to 12/31/2013	$11.03284	$13.02361	2,275
01/01/2014 to 12/31/2014	$13.02361	$13.63207	1,233
01/01/2015 to 10/16/2015	$13.63207	$13.67052	0

AST FI Pyramis® Quantitative Portfolio
03/19/2007* to 12/31/2007	$10.07381	$10.77036	0
01/01/2008 to 12/31/2008	$10.77036	$6.98618	0
01/01/2009 to 12/31/2009	$6.98618	$8.56682	0
01/01/2010 to 12/31/2010	$8.56682	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99918	$7.49594	0
01/01/2009 to 11/13/2009	$7.49594	$8.43273	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.79695	1,740
01/01/2013 to 12/31/2013	$10.79695	$13.30615	2,020
01/01/2014 to 12/31/2014	$13.30615	$13.59311	1,167
01/01/2015 to 10/16/2015	$13.59311	$13.09384	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.86599	0
01/01/2014 to 12/31/2014	$10.86599	$11.03376	0
01/01/2015 to 10/16/2015	$11.03376	$10.58791	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17586	$6.13224	0
01/01/2009 to 12/31/2009	$6.13224	$8.20276	0
01/01/2010 to 12/31/2010	$8.20276	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416

AST Goldman Sachs Concentrated Growth Portfolio
03/19/2007* to 12/31/2007	$10.09100	$11.53628	0
01/01/2008 to 12/31/2008	$11.53628	$6.82244	0
01/01/2009 to 12/31/2009	$6.82244	$10.09167	0
01/01/2010 to 12/31/2010	$10.09167	$11.01965	0
01/01/2011 to 12/31/2011	$11.01965	$10.47885	0
01/01/2012 to 12/31/2012	$10.47885	$12.42563	1,093
01/01/2013 to 12/31/2013	$12.42563	$15.96125	71
01/01/2014 to 02/07/2014	$15.96125	$15.71317	0

AST Goldman Sachs Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11632	$10.62005	0
01/01/2008 to 12/31/2008	$10.62005	$6.23634	0
01/01/2009 to 12/31/2009	$6.23634	$7.35950	0
01/01/2010 to 12/31/2010	$7.35950	$8.22556	0
01/01/2011 to 12/31/2011	$8.22556	$7.69478	0
01/01/2012 to 12/31/2012	$7.69478	$9.11684	20
01/01/2013 to 12/31/2013	$9.11684	$12.05440	1,316
01/01/2014 to 12/31/2014	$12.05440	$13.50241	2,299
01/01/2015 to 12/31/2015	$13.50241	$12.75099	21,296

AST Goldman Sachs Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.09800	$11.48986	0
01/01/2008 to 12/31/2008	$11.48986	$6.73541	0
01/01/2009 to 12/31/2009	$6.73541	$10.47635	0
01/01/2010 to 12/31/2010	$10.47635	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08946	$7.64998	0
01/01/2009 to 12/31/2009	$7.64998	$9.34543	0
01/01/2010 to 12/31/2010	$9.34543	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03407	$7.66279	0
01/01/2009 to 12/31/2009	$7.66279	$9.62383	0
01/01/2010 to 12/31/2010	$9.62383	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11154	$10.19617	0
01/01/2008 to 12/31/2008	$10.19617	$6.32963	0
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087

AST High Yield Portfolio
03/19/2007* to 12/31/2007	$9.99918	$9.96607	0
01/01/2008 to 12/31/2008	$9.96607	$7.34697	0
01/01/2009 to 12/31/2009	$7.34697	$9.86035	0
01/01/2010 to 12/31/2010	$9.86035	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415

AST International Growth Portfolio
03/19/2007* to 12/31/2007	$10.15948	$12.05201	0
01/01/2008 to 12/31/2008	$12.05201	$5.93863	0
01/01/2009 to 12/31/2009	$5.93863	$7.95483	0
01/01/2010 to 12/31/2010	$7.95483	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177

AST International Value Portfolio
03/19/2007* to 12/31/2007	$10.12617	$11.65068	0
01/01/2008 to 12/31/2008	$11.65068	$6.45950	0
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11197	$7.17178	0
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
03/19/2007* to 12/31/2007	$10.14435	$10.97941	0
01/01/2008 to 12/31/2008	$10.97941	$6.37232	0
01/01/2009 to 12/31/2009	$6.37232	$8.57302	0
01/01/2010 to 12/31/2010	$8.57302	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770

AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2007* to 12/31/2007	$10.08054	$10.17383	0
01/01/2008 to 12/31/2008	$10.17383	$8.29858	0
01/01/2009 to 12/31/2009	$8.29858	$10.02568	0
01/01/2010 to 12/31/2010	$10.02568	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112

AST Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11587	$9.84473	0
01/01/2008 to 12/31/2008	$9.84473	$5.70314	0
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857

AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.13199	$11.47337	0
01/01/2008 to 12/31/2008	$11.47337	$6.40005	0
01/01/2009 to 12/31/2009	$6.40005	$8.22241	0
01/01/2010 to 12/31/2010	$8.22241	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
03/19/2007* to 12/31/2007	$10.02439	$10.32185	0
01/01/2008 to 12/31/2008	$10.32185	$7.84324	0
01/01/2009 to 12/31/2009	$7.84324	$10.45274	0
01/01/2010 to 12/31/2010	$10.45274	$11.73757	0
01/01/2011 to 12/31/2011	$11.73757	$12.80336	0
01/01/2012 to 12/31/2012	$12.80336	$13.42818	2,647
01/01/2013 to 12/31/2013	$13.42818	$13.02931	3,308
01/01/2014 to 12/31/2014	$13.02931	$13.72449	3,119
01/01/2015 to 12/31/2015	$13.72449	$13.50922	5,118

AST MFS Global Equity Portfolio
03/19/2007* to 12/31/2007	$10.11667	$10.95164	0
01/01/2008 to 12/31/2008	$10.95164	$7.15759	0
01/01/2009 to 12/31/2009	$7.15759	$9.31966	0
01/01/2010 to 12/31/2010	$9.31966	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825

AST MFS Growth Portfolio
03/19/2007* to 12/31/2007	$10.10694	$11.59267	0
01/01/2008 to 12/31/2008	$11.59267	$7.31108	0
01/01/2009 to 12/31/2009	$7.31108	$8.99798	0
01/01/2010 to 12/31/2010	$8.99798	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0

AST Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.10574	$10.11084	0
01/01/2008 to 12/31/2008	$10.11084	$6.19415	0
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122

AST Money Market Portfolio
03/19/2007* to 12/31/2007	$10.00052	$10.29973	0
01/01/2008 to 12/31/2008	$10.29973	$10.45357	0
01/01/2009 to 12/31/2009	$10.45357	$10.37528	0
01/01/2010 to 12/31/2010	$10.37528	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.13369	$10.25701	0
01/01/2008 to 12/31/2008	$10.25701	$5.86395	0
01/01/2009 to 12/31/2009	$5.86395	$8.16575	0
01/01/2010 to 12/31/2010	$8.16575	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129

AST Neuberger Berman Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.11565	$11.82260	0
01/01/2008 to 12/31/2008	$11.82260	$6.65075	0
01/01/2009 to 12/31/2009	$6.65075	$8.54648	0
01/01/2010 to 12/31/2010	$8.54648	$10.88845	0
01/01/2011 to 12/31/2011	$10.88845	$10.96268	0
01/01/2012 to 12/31/2012	$10.96268	$12.19821	685
01/01/2013 to 12/31/2013	$12.19821	$16.01598	2,086
01/01/2014 to 12/31/2014	$16.01598	$17.11635	1,694
01/01/2015 to 10/16/2015	$17.11635	$17.64502	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.12073	$11.75209	0
01/01/2008 to 12/31/2008	$11.75209	$6.68601	0
01/01/2009 to 12/31/2009	$6.68601	$8.11354	0
01/01/2010 to 12/31/2010	$8.11354	$9.66127	0
01/01/2011 to 04/29/2011	$9.66127	$10.86028	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10192	$5.59093	0
01/01/2009 to 12/31/2009	$5.59093	$9.21761	0
01/01/2010 to 12/31/2010	$9.21761	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279

AST Preservation Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.04514	$10.75670	0
01/01/2008 to 12/31/2008	$10.75670	$8.57497	2,810
01/01/2009 to 12/31/2009	$8.57497	$10.19125	62,109
01/01/2010 to 12/31/2010	$10.19125	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
03/19/2007* to 12/31/2007	$10.10404	$11.19117	0
01/01/2008 to 12/31/2008	$11.19117	$6.56949	0
01/01/2009 to 12/31/2009	$6.56949	$8.19394	1,599
01/01/2010 to 12/31/2010	$8.19394	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879

AST QMA US Equity Alpha Portfolio
03/19/2007* to 12/31/2007	$10.11188	$10.37151	0
01/01/2008 to 12/31/2008	$10.37151	$6.29304	1,694
01/01/2009 to 12/31/2009	$6.29304	$7.59041	1,645
01/01/2010 to 12/31/2010	$7.59041	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08128	$7.37971	0
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09946	$6.72784	0
01/01/2009 to 12/31/2009	$6.72784	$8.44981	0
01/01/2010 to 12/31/2010	$8.44981	$9.56609	0
01/01/2011 to 12/31/2011	$9.56609	$9.24529	0
01/01/2012 to 12/31/2012	$9.24529	$10.60940	0
01/01/2013 to 12/31/2013	$10.60940	$12.40140	0
01/01/2014 to 12/31/2014	$12.40140	$12.94564	15,105
01/01/2015 to 12/31/2015	$12.94564	$12.74795	27,609

AST Schroders Multi-Asset World Strategies Portfolio
03/19/2007* to 12/31/2007	$10.07291	$10.87140	0
01/01/2008 to 12/31/2008	$10.87140	$7.51399	0
01/01/2009 to 12/31/2009	$7.51399	$9.47895	0
01/01/2010 to 12/31/2010	$9.47895	$10.49368	0
01/01/2011 to 12/31/2011	$10.49368	$10.03860	3,919
01/01/2012 to 12/31/2012	$10.03860	$11.04609	15,221
01/01/2013 to 12/31/2013	$11.04609	$12.51162	14,508
01/01/2014 to 12/31/2014	$12.51162	$12.76388	9,960
01/01/2015 to 10/16/2015	$12.76388	$12.48069	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/19/2007* to 12/31/2007	$10.10254	$10.91958	0
01/01/2008 to 12/31/2008	$10.91958	$6.04442	0
01/01/2009 to 12/31/2009	$6.04442	$7.93932	0
01/01/2010 to 12/31/2010	$7.93932	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973

AST Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.09716	$10.46802	0
01/01/2008 to 12/31/2008	$10.46802	$6.73693	0
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176

AST Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11095	$9.43656	0
01/01/2008 to 12/31/2008	$9.43656	$6.56669	0
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752

AST T. Rowe Price Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.06740	$10.57860	0
01/01/2008 to 12/31/2008	$10.57860	$7.75653	0
01/01/2009 to 12/31/2009	$7.75653	$9.53361	0
01/01/2010 to 12/31/2010	$9.53361	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867

AST T. Rowe Price Equity Income Portfolio
03/19/2007* to 12/31/2007	$10.11700	$9.82815	0
01/01/2008 to 12/31/2008	$9.82815	$5.65507	0
01/01/2009 to 12/31/2009	$5.65507	$6.93144	0
01/01/2010 to 12/31/2010	$6.93144	$7.77169	0
01/01/2011 to 12/31/2011	$7.77169	$7.56873	0
01/01/2012 to 12/31/2012	$7.56873	$8.78643	0
01/01/2013 to 12/31/2013	$8.78643	$11.28190	4,424
01/01/2014 to 12/31/2014	$11.28190	$12.00433	6,949
01/01/2015 to 10/16/2015	$12.00433	$11.18850	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.08361	$10.93976	0
01/01/2008 to 12/31/2008	$10.93976	$6.43744	0
01/01/2009 to 12/31/2009	$6.43744	$9.77555	0
01/01/2010 to 12/31/2010	$9.77555	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928

AST T. Rowe Price Natural Resources Portfolio
03/19/2007* to 12/31/2007	$10.17958	$13.94064	0
01/01/2008 to 12/31/2008	$13.94064	$6.90317	0
01/01/2009 to 12/31/2009	$6.90317	$10.20784	0
01/01/2010 to 12/31/2010	$10.20784	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325

AST Templeton Global Bond Portfolio
03/19/2007* to 12/31/2007	$9.98213	$10.73003	0
01/01/2008 to 12/31/2008	$10.73003	$10.36499	0
01/01/2009 to 12/31/2009	$10.36499	$11.50569	0
01/01/2010 to 12/31/2010	$11.50569	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867

AST Wellington Management Hedged Equity Portfolio
03/19/2007* to 12/31/2007	$10.12210	$11.05096	0
01/01/2008 to 12/31/2008	$11.05096	$6.31035	0
01/01/2009 to 12/31/2009	$6.31035	$8.02421	0
01/01/2010 to 12/31/2010	$8.02421	$9.10752	0
01/01/2011 to 12/31/2011	$9.10752	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99918	$9.98774	0
01/01/2008 to 12/31/2008	$9.98774	$9.37351	0
01/01/2009 to 12/31/2009	$9.37351	$10.35999	0
01/01/2010 to 12/31/2010	$10.35999	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07829	$6.67267	0
01/01/2009 to 12/31/2009	$6.67267	$8.59292	0
01/01/2010 to 12/31/2010	$8.59292	$9.37902	0
01/01/2011 to 12/31/2011	$9.37902	$9.13111	1,212
01/01/2012 to 09/21/2012	$9.13111	$10.27970	0

ProFund VP Consumer Goods Portfolio
05/01/2008* to 12/31/2008	$10.08917	$7.70553	0
01/01/2009 to 12/31/2009	$7.70553	$9.27464	0
01/01/2010 to 12/31/2010	$9.27464	$10.77702	0
01/01/2011 to 12/31/2011	$10.77702	$11.41163	0
01/01/2012 to 12/31/2012	$11.41163	$12.52542	0
01/01/2013 to 12/31/2013	$12.52542	$15.92981	0
01/01/2014 to 12/31/2014	$15.92981	$17.38524	0
01/01/2015 to 12/31/2015	$17.38524	$17.92967	0

ProFund VP Consumer Services
05/01/2008* to 12/31/2008	$10.26818	$7.07373	0
01/01/2009 to 12/31/2009	$7.07373	$9.16112	0
01/01/2010 to 12/31/2010	$9.16112	$11.01058	0
01/01/2011 to 12/31/2011	$11.01058	$11.50124	0
01/01/2012 to 12/31/2012	$11.50124	$13.90370	0
01/01/2013 to 12/31/2013	$13.90370	$19.25448	0
01/01/2014 to 12/31/2014	$19.25448	$21.43942	0
01/01/2015 to 12/31/2015	$21.43942	$22.22258	0

ProFund VP Financials
05/01/2008* to 12/31/2008	$10.38588	$5.29555	0
01/01/2009 to 12/31/2009	$5.29555	$6.03013	0
01/01/2010 to 12/31/2010	$6.03013	$6.62309	0
01/01/2011 to 12/31/2011	$6.62309	$5.65050	0
01/01/2012 to 12/31/2012	$5.65050	$6.97796	0
01/01/2013 to 12/31/2013	$6.97796	$9.12506	0
01/01/2014 to 12/31/2014	$9.12506	$10.20171	0
01/01/2015 to 12/31/2015	$10.20171	$9.94975	0

ProFund VP Health Care
05/01/2008* to 12/31/2008	$10.15210	$8.37319	0
01/01/2009 to 12/31/2009	$8.37319	$9.91149	0
01/01/2010 to 12/31/2010	$9.91149	$10.09243	0
01/01/2011 to 12/31/2011	$10.09243	$11.00309	0
01/01/2012 to 12/31/2012	$11.00309	$12.79004	0
01/01/2013 to 12/31/2013	$12.79004	$17.69808	0
01/01/2014 to 12/31/2014	$17.69808	$21.67562	0
01/01/2015 to 12/31/2015	$21.67562	$22.53910	0

ProFund VP Industrials
05/01/2008* to 12/31/2008	$10.16561	$6.12389	0
01/01/2009 to 12/31/2009	$6.12389	$7.52435	0
01/01/2010 to 12/31/2010	$7.52435	$9.21904	0
01/01/2011 to 12/31/2011	$9.21904	$8.96504	0
01/01/2012 to 12/31/2012	$8.96504	$10.27851	0
01/01/2013 to 12/31/2013	$10.27851	$14.06311	0
01/01/2014 to 12/31/2014	$14.06311	$14.70051	0
01/01/2015 to 12/31/2015	$14.70051	$14.05707	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Growth
05/01/2008* to 12/31/2008	$10.11084	$6.74627	0
01/01/2009 to 12/31/2009	$6.74627	$8.66550	0
01/01/2010 to 12/31/2010	$8.66550	$9.71085	0
01/01/2011 to 12/31/2011	$9.71085	$9.91574	0
01/01/2012 to 12/31/2012	$9.91574	$11.06599	0
01/01/2013 to 12/31/2013	$11.06599	$14.31622	0
01/01/2014 to 12/31/2014	$14.31622	$16.00687	0
01/01/2015 to 12/31/2015	$16.00687	$16.44383	0

ProFund VP Large-Cap Value
05/01/2008* to 12/31/2008	$10.24162	$6.29952	0
01/01/2009 to 12/31/2009	$6.29952	$7.45124	0
01/01/2010 to 12/31/2010	$7.45124	$8.32879	0
01/01/2011 to 12/31/2011	$8.32879	$8.14102	0
01/01/2012 to 12/31/2012	$8.14102	$9.30332	0
01/01/2013 to 12/31/2013	$9.30332	$11.96473	0
01/01/2014 to 12/31/2014	$11.96473	$13.08709	0
01/01/2015 to 12/31/2015	$13.08709	$12.34391	0

ProFund VP Mid-Cap Growth
05/01/2008* to 12/31/2008	$10.07261	$6.22719	0
01/01/2009 to 12/31/2009	$6.22719	$8.52806	0
01/01/2010 to 12/31/2010	$8.52806	$10.84313	0
01/01/2011 to 12/31/2011	$10.84313	$10.42521	0
01/01/2012 to 12/31/2012	$10.42521	$11.90950	0
01/01/2013 to 12/31/2013	$11.90950	$15.39102	0
01/01/2014 to 12/31/2014	$15.39102	$16.13643	0
01/01/2015 to 12/31/2015	$16.13643	$16.02195	0

ProFund VP Mid-Cap Value
05/01/2008* to 12/31/2008	$10.18859	$6.49281	0
01/01/2009 to 12/31/2009	$6.49281	$8.41316	0
01/01/2010 to 12/31/2010	$8.41316	$10.03332	0
01/01/2011 to 12/31/2011	$10.03332	$9.54428	0
01/01/2012 to 12/31/2012	$9.54428	$11.01497	0
01/01/2013 to 12/31/2013	$11.01497	$14.41314	0
01/01/2014 to 12/31/2014	$14.41314	$15.72393	0
01/01/2015 to 12/31/2015	$15.72393	$14.28791	0

ProFund VP Real Estate
05/01/2008* to 12/31/2008	$10.25909	$5.54281	0
01/01/2009 to 12/31/2009	$5.54281	$7.01899	0
01/01/2010 to 12/31/2010	$7.01899	$8.66541	0
01/01/2011 to 12/31/2011	$8.66541	$8.98727	0
01/01/2012 to 12/31/2012	$8.98727	$10.42615	0
01/01/2013 to 12/31/2013	$10.42615	$10.33250	0
01/01/2014 to 12/31/2014	$10.33250	$12.78950	0
01/01/2015 to 12/31/2015	$12.78950	$12.70384	0

ProFund VP Small-Cap Growth
05/01/2008* to 12/31/2008	$10.11374	$6.83982	0
01/01/2009 to 12/31/2009	$6.83982	$8.54439	0
01/01/2010 to 12/31/2010	$8.54439	$10.63607	0
01/01/2011 to 12/31/2011	$10.63607	$10.66582	0
01/01/2012 to 12/31/2012	$10.66582	$11.87821	0
01/01/2013 to 12/31/2013	$11.87821	$16.51483	0
01/01/2014 to 12/31/2014	$16.51483	$16.70663	0
01/01/2015 to 12/31/2015	$16.70663	$16.73519	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Value
05/01/2008* to 12/31/2008	$10.22874	$7.21085	0
01/01/2009 to 12/31/2009	$7.21085	$8.59614	0
01/01/2010 to 12/31/2010	$8.59614	$10.39230	0
01/01/2011 to 12/31/2011	$10.39230	$9.86744	0
01/01/2012 to 12/31/2012	$9.86744	$11.34804	0
01/01/2013 to 12/31/2013	$11.34804	$15.46868	0
01/01/2014 to 12/31/2014	$15.46868	$16.20595	0
01/01/2015 to 12/31/2015	$16.20595	$14.71722	0

ProFund VP Telecommunications
05/01/2008* to 12/31/2008	$10.27831	$7.30077	0
01/01/2009 to 12/31/2009	$7.30077	$7.75761	0
01/01/2010 to 12/31/2010	$7.75761	$8.88561	0
01/01/2011 to 12/31/2011	$8.88561	$8.96210	0
01/01/2012 to 12/31/2012	$8.96210	$10.33883	0
01/01/2013 to 12/31/2013	$10.33883	$11.47192	0
01/01/2014 to 12/31/2014	$11.47192	$11.42258	0
01/01/2015 to 12/31/2015	$11.42258	$11.48148	0

ProFund VP Utilities
05/01/2008* to 12/31/2008	$10.09876	$7.24721	0
01/01/2009 to 12/31/2009	$7.24721	$7.94572	0
01/01/2010 to 12/31/2010	$7.94572	$8.33515	0
01/01/2011 to 12/31/2011	$8.33515	$9.69768	0
01/01/2012 to 12/31/2012	$9.69768	$9.61503	0
01/01/2013 to 12/31/2013	$9.61503	$10.78722	0
01/01/2014 to 12/31/2014	$10.78722	$13.44496	0
01/01/2015 to 12/31/2015	$13.44496	$12.45953	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.80%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.96999	$10.53905	100,763
01/01/2007 to 12/31/2007	$10.53905	$11.30489	331,359
01/01/2008 to 12/31/2008	$11.30489	$7.57016	434,309
01/01/2009 to 12/31/2009	$7.57016	$9.24767	573,712
01/01/2010 to 12/31/2010	$9.24767	$10.17096	557,259
01/01/2011 to 12/31/2011	$10.17096	$9.72567	448,701
01/01/2012 to 12/31/2012	$9.72567	$10.75412	472,081
01/01/2013 to 12/31/2013	$10.75412	$11.61760	438,702
01/01/2014 to 12/31/2014	$11.61760	$11.84798	419,137
01/01/2015 to 12/31/2015	$11.84798	$11.26378	339,129

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98871	$10.48281	465
01/01/2007 to 12/31/2007	$10.48281	$11.27541	4,054
01/01/2008 to 12/31/2008	$11.27541	$7.77480	41,622
01/01/2009 to 12/31/2009	$7.77480	$9.63835	102,631
01/01/2010 to 12/31/2010	$9.63835	$10.76564	105,054
01/01/2011 to 12/31/2011	$10.76564	$10.58741	89,167
01/01/2012 to 12/31/2012	$10.58741	$11.81948	98,779
01/01/2013 to 12/31/2013	$11.81948	$13.53287	111,386
01/01/2014 to 12/31/2014	$13.53287	$14.10558	141,699
01/01/2015 to 12/31/2015	$14.10558	$13.96733	127,381

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$9.98434	$11.01701	6,860
01/01/2007 to 12/31/2007	$11.01701	$10.80965	7,391
01/01/2008 to 12/31/2008	$10.80965	$6.92900	5,909
01/01/2009 to 12/31/2009	$6.92900	$8.01628	11,509
01/01/2010 to 12/31/2010	$8.01628	$8.96487	9,703
01/01/2011 to 12/31/2011	$8.96487	$9.12113	9,252
01/01/2012 to 05/04/2012	$9.12113	$9.90651	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97939	$10.49554	19,062
01/01/2007 to 12/31/2007	$10.49554	$11.24456	71,029
01/01/2008 to 12/31/2008	$11.24456	$7.87536	209,955
01/01/2009 to 12/31/2009	$7.87536	$9.53832	426,296
01/01/2010 to 12/31/2010	$9.53832	$10.52351	433,134
01/01/2011 to 12/31/2011	$10.52351	$10.21197	338,320
01/01/2012 to 12/31/2012	$10.21197	$11.28257	377,275
01/01/2013 to 12/31/2013	$11.28257	$13.03897	360,968
01/01/2014 to 12/31/2014	$13.03897	$13.64375	349,175
01/01/2015 to 12/31/2015	$13.64375	$13.46626	321,348

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99853	$9.15952	0
01/01/2012 to 12/31/2012	$9.15952	$10.06765	0
01/01/2013 to 12/31/2013	$10.06765	$10.96293	0
01/01/2014 to 12/31/2014	$10.96293	$11.29630	1,363
01/01/2015 to 12/31/2015	$11.29630	$10.76355	1,349

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99853	$10.49166	0
01/01/2014 to 12/31/2014	$10.49166	$10.67493	0
01/01/2015 to 12/31/2015	$10.67493	$10.51472	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.98013	$10.16273	1,782
01/01/2007 to 12/31/2007	$10.16273	$10.66071	11,516
01/01/2008 to 12/31/2008	$10.66071	$10.58896	20,419
01/01/2009 to 12/31/2009	$10.58896	$11.46586	21,590
01/01/2010 to 12/31/2010	$11.46586	$11.70221	18,101
01/01/2011 to 12/31/2011	$11.70221	$11.75406	17,571
01/01/2012 to 12/31/2012	$11.75406	$12.08788	16,621
01/01/2013 to 12/31/2013	$12.08788	$11.61602	11,539
01/01/2014 to 12/31/2014	$11.61602	$11.39942	5,063
01/01/2015 to 12/31/2015	$11.39942	$11.25208	15,076

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97119	$10.29524	38,989
01/01/2007 to 12/31/2007	$10.29524	$10.95233	88,527
01/01/2008 to 12/31/2008	$10.95233	$10.51549	124,817
01/01/2009 to 12/31/2009	$10.51549	$12.03657	150,480
01/01/2010 to 12/31/2010	$12.03657	$12.73627	141,916
01/01/2011 to 12/31/2011	$12.73627	$12.90899	97,413
01/01/2012 to 12/31/2012	$12.90899	$13.86253	150,371
01/01/2013 to 12/31/2013	$13.86253	$13.36723	150,240
01/01/2014 to 12/31/2014	$13.36723	$13.68645	140,239
01/01/2015 to 12/31/2015	$13.68645	$13.16102	75,268

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99902	$9.38108	0
01/01/2010 to 12/31/2010	$9.38108	$10.18982	0
01/01/2011 to 12/31/2011	$10.18982	$10.97479	0
01/01/2012 to 12/31/2012	$10.97479	$11.22934	0
01/01/2013 to 12/31/2013	$11.22934	$10.95476	0
01/01/2014 to 12/31/2014	$10.95476	$10.81069	0
01/01/2015 to 12/31/2015	$10.81069	$10.59501	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99854	$12.03844	0
01/01/2009 to 12/31/2009	$12.03844	$11.11003	0
01/01/2010 to 12/31/2010	$11.11003	$12.13429	0
01/01/2011 to 12/31/2011	$12.13429	$13.53876	0
01/01/2012 to 12/31/2012	$13.53876	$14.05927	0
01/01/2013 to 12/31/2013	$14.05927	$13.37660	0
01/01/2014 to 12/31/2014	$13.37660	$13.48988	0
01/01/2015 to 12/31/2015	$13.48988	$13.35873	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99854	$12.10728	0
01/01/2009 to 12/31/2009	$12.10728	$10.97728	0
01/01/2010 to 12/31/2010	$10.97728	$12.00827	0
01/01/2011 to 12/31/2011	$12.00827	$13.68041	0
01/01/2012 to 12/31/2012	$13.68041	$14.22553	0
01/01/2013 to 12/31/2013	$14.22553	$13.29886	0
01/01/2014 to 12/31/2014	$13.29886	$13.62073	0
01/01/2015 to 12/31/2015	$13.62073	$13.52321	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99902	$8.79160	0
01/01/2010 to 12/31/2010	$8.79160	$9.65901	0
01/01/2011 to 12/31/2011	$9.65901	$11.26044	0
01/01/2012 to 12/31/2012	$11.26044	$11.75998	0
01/01/2013 to 12/31/2013	$11.75998	$10.79935	0
01/01/2014 to 12/31/2014	$10.79935	$11.26177	0
01/01/2015 to 12/31/2015	$11.26177	$11.23155	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99804	$11.01180	0
01/01/2011 to 12/31/2011	$11.01180	$13.01321	0
01/01/2012 to 12/31/2012	$13.01321	$13.65123	0
01/01/2013 to 12/31/2013	$13.65123	$12.47105	0
01/01/2014 to 12/31/2014	$12.47105	$13.19148	0
01/01/2015 to 12/31/2015	$13.19148	$13.18926	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99853	$12.02437	0
01/01/2012 to 12/31/2012	$12.02437	$12.50204	0
01/01/2013 to 12/31/2013	$12.50204	$11.08404	0
01/01/2014 to 12/31/2014	$11.08404	$12.01706	0
01/01/2015 to 12/31/2015	$12.01706	$12.05202	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99805	$10.40239	0
01/01/2013 to 12/31/2013	$10.40239	$9.17622	0
01/01/2014 to 12/31/2014	$9.17622	$10.15148	0
01/01/2015 to 12/31/2015	$10.15148	$10.24198	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99902	$8.75235	0
01/01/2014 to 12/31/2014	$8.75235	$9.85203	0
01/01/2015 to 12/31/2015	$9.85203	$9.95264	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99902	$11.30654	0
01/01/2015 to 12/31/2015	$11.30654	$11.32855	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99902	$9.94104	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14530	$10.29877	1,984
01/01/2010 to 12/31/2010	$10.29877	$11.50507	1,031
01/01/2011 to 12/31/2011	$11.50507	$10.63826	0
01/01/2012 to 12/31/2012	$10.63826	$11.83282	0
01/01/2013 to 12/31/2013	$11.83282	$15.27691	0
01/01/2014 to 12/31/2014	$15.27691	$16.54725	0
01/01/2015 to 12/31/2015	$16.54725	$15.48009	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97970	$10.59731	154,539
01/01/2007 to 12/31/2007	$10.59731	$11.42176	323,524
01/01/2008 to 12/31/2008	$11.42176	$7.29960	471,178
01/01/2009 to 12/31/2009	$7.29960	$8.98690	717,751
01/01/2010 to 12/31/2010	$8.98690	$10.00882	731,358
01/01/2011 to 12/31/2011	$10.00882	$9.59353	638,859
01/01/2012 to 12/31/2012	$9.59353	$10.71694	678,420
01/01/2013 to 12/31/2013	$10.71694	$12.91509	703,566
01/01/2014 to 12/31/2014	$12.91509	$13.57418	591,404
01/01/2015 to 12/31/2015	$13.57418	$13.40525	548,997

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99853	$11.65110	0
01/01/2014 to 12/31/2014	$11.65110	$13.00271	0
01/01/2015 to 12/31/2015	$13.00271	$12.31660	0

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$9.88697	$12.10913	915
01/01/2007 to 12/31/2007	$12.10913	$9.52250	21,877
01/01/2008 to 12/31/2008	$9.52250	$6.07516	22,046
01/01/2009 to 12/31/2009	$6.07516	$7.87308	28,325
01/01/2010 to 12/31/2010	$7.87308	$9.95295	29,740
01/01/2011 to 12/31/2011	$9.95295	$10.42158	28,165
01/01/2012 to 12/31/2012	$10.42158	$11.80828	29,482
01/01/2013 to 12/31/2013	$11.80828	$11.96291	27,895
01/01/2014 to 12/31/2014	$11.96291	$15.38415	23,982
01/01/2015 to 12/31/2015	$15.38415	$15.84419	24,315

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.98281	$10.44809	213
01/01/2007 to 12/31/2007	$10.44809	$8.43897	738
01/01/2008 to 07/18/2008	$8.43897	$7.72699	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99853	$9.68148	0
01/01/2014 to 12/31/2014	$9.68148	$9.99551	0
01/01/2015 to 12/31/2015	$9.99551	$9.80924	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10357	$7.50079	1,892
01/01/2009 to 12/31/2009	$7.50079	$8.93234	4,777
01/01/2010 to 12/31/2010	$8.93234	$9.94340	5,927
01/01/2011 to 12/31/2011	$9.94340	$9.52637	4,979
01/01/2012 to 12/31/2012	$9.52637	$10.63368	6,825
01/01/2013 to 12/31/2013	$10.63368	$12.45377	7,310
01/01/2014 to 12/31/2014	$12.45377	$12.93301	7,250
01/01/2015 to 10/16/2015	$12.93301	$12.88878	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$9.99853	$10.51873	7,548
01/01/2007 to 12/31/2007	$10.51873	$11.21595	14,474
01/01/2008 to 12/31/2008	$11.21595	$7.21784	44,101
01/01/2009 to 12/31/2009	$7.21784	$8.78121	82,150
01/01/2010 to 12/31/2010	$8.78121	$9.86497	85,288
01/01/2011 to 12/31/2011	$9.86497	$9.54494	65,939
01/01/2012 to 12/31/2012	$9.54494	$10.37311	73,220
01/01/2013 to 12/31/2013	$10.37311	$11.69372	73,892
01/01/2014 to 12/31/2014	$11.69372	$11.84889	71,396
01/01/2015 to 12/31/2015	$11.84889	$11.75469	65,866

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99854	$7.46903	1,054
01/01/2009 to 11/13/2009	$7.46903	$8.34495	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99854	$10.73940	24,670
01/01/2013 to 12/31/2013	$10.73940	$13.13128	27,552
01/01/2014 to 12/31/2014	$13.13128	$13.30893	27,255
01/01/2015 to 10/16/2015	$13.30893	$12.74024	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99853	$10.80775	0
01/01/2014 to 12/31/2014	$10.80775	$10.88833	0
01/01/2015 to 10/16/2015	$10.88833	$10.38317	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17522	$6.11016	207
01/01/2009 to 12/31/2009	$6.11016	$8.10892	3,456
01/01/2010 to 12/31/2010	$8.10892	$9.57456	3,343
01/01/2011 to 12/31/2011	$9.57456	$8.93153	5,522
01/01/2012 to 12/31/2012	$8.93153	$11.12501	6,367
01/01/2013 to 12/31/2013	$11.12501	$11.40338	5,358
01/01/2014 to 12/31/2014	$11.40338	$12.76139	5,213
01/01/2015 to 12/31/2015	$12.76139	$12.52444	4,910

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$9.93489	$10.24561	9,321
01/01/2007 to 12/31/2007	$10.24561	$11.47169	14,255
01/01/2008 to 12/31/2008	$11.47169	$6.73082	15,979
01/01/2009 to 12/31/2009	$6.73082	$9.87807	16,503
01/01/2010 to 12/31/2010	$9.87807	$10.70162	15,236
01/01/2011 to 12/31/2011	$10.70162	$10.09654	13,773
01/01/2012 to 12/31/2012	$10.09654	$11.87793	13,503
01/01/2013 to 12/31/2013	$11.87793	$15.13790	13,079
01/01/2014 to 02/07/2014	$15.13790	$14.89038	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.96049	$11.02746	5,978
01/01/2007 to 12/31/2007	$11.02746	$11.38675	6,542
01/01/2008 to 12/31/2008	$11.38675	$6.63384	8,008
01/01/2009 to 12/31/2009	$6.63384	$7.76698	13,644
01/01/2010 to 12/31/2010	$7.76698	$8.61281	13,445
01/01/2011 to 12/31/2011	$8.61281	$7.99378	11,689
01/01/2012 to 12/31/2012	$7.99378	$9.39651	12,051
01/01/2013 to 12/31/2013	$9.39651	$12.32654	10,945
01/01/2014 to 12/31/2014	$12.32654	$13.69872	10,443
01/01/2015 to 12/31/2015	$13.69872	$12.83460	19,878

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.95788	$9.86078	4,141
01/01/2007 to 12/31/2007	$9.86078	$11.55954	10,896
01/01/2008 to 12/31/2008	$11.55954	$6.72291	12,490
01/01/2009 to 12/31/2009	$6.72291	$10.37465	12,996
01/01/2010 to 12/31/2010	$10.37465	$12.21170	14,525
01/01/2011 to 12/31/2011	$12.21170	$11.63890	13,321
01/01/2012 to 12/31/2012	$11.63890	$13.67539	13,375
01/01/2013 to 12/31/2013	$13.67539	$17.75814	12,297
01/01/2014 to 12/31/2014	$17.75814	$19.45504	9,765
01/01/2015 to 12/31/2015	$19.45504	$18.02448	19,028

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08924	$7.60965	12,780
01/01/2009 to 12/31/2009	$7.60965	$9.22304	36,235
01/01/2010 to 12/31/2010	$9.22304	$10.11078	39,903
01/01/2011 to 12/31/2011	$10.11078	$9.88185	34,156
01/01/2012 to 12/31/2012	$9.88185	$10.69020	37,557
01/01/2013 to 12/31/2013	$10.69020	$11.53249	37,137
01/01/2014 to 12/31/2014	$11.53249	$11.78632	36,116
01/01/2015 to 12/31/2015	$11.78632	$11.47264	34,555

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03342	$7.63533	143
01/01/2009 to 12/31/2009	$7.63533	$9.51399	2,258
01/01/2010 to 12/31/2010	$9.51399	$11.84749	2,109
01/01/2011 to 12/31/2011	$11.84749	$11.78974	3,250
01/01/2012 to 12/31/2012	$11.78974	$13.39812	3,578
01/01/2013 to 12/31/2013	$13.39812	$18.26950	3,344
01/01/2014 to 12/31/2014	$18.26950	$19.23825	3,074
01/01/2015 to 12/31/2015	$19.23825	$17.85973	2,976

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.94923	$11.00962	14,229
01/01/2007 to 12/31/2007	$11.00962	$10.94144	5,771
01/01/2008 to 12/31/2008	$10.94144	$6.73868	8,260
01/01/2009 to 12/31/2009	$6.73868	$7.82812	9,758
01/01/2010 to 12/31/2010	$7.82812	$8.64657	9,223
01/01/2011 to 12/31/2011	$8.64657	$8.45207	8,314
01/01/2012 to 12/31/2012	$8.45207	$9.41504	8,101
01/01/2013 to 12/31/2013	$9.41504	$12.45129	5,973
01/01/2014 to 12/31/2014	$12.45129	$12.42173	5,701
01/01/2015 to 12/31/2015	$12.42173	$11.46220	5,835

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$9.99853	$10.55895	7,639
01/01/2007 to 12/31/2007	$10.55895	$10.62868	35,625
01/01/2008 to 12/31/2008	$10.62868	$7.77374	46,793
01/01/2009 to 12/31/2009	$7.77374	$10.35129	44,552
01/01/2010 to 12/31/2010	$10.35129	$11.54100	41,783
01/01/2011 to 12/31/2011	$11.54100	$11.69693	37,032
01/01/2012 to 12/31/2012	$11.69693	$13.08397	28,186
01/01/2013 to 12/31/2013	$13.08397	$13.77548	30,243
01/01/2014 to 12/31/2014	$13.77548	$13.87808	25,478
01/01/2015 to 12/31/2015	$13.87808	$13.14679	26,511

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99205	$10.59814	19,383
01/01/2007 to 12/31/2007	$10.59814	$12.39320	22,566
01/01/2008 to 12/31/2008	$12.39320	$6.05863	21,405
01/01/2009 to 12/31/2009	$6.05863	$8.05179	25,385
01/01/2010 to 12/31/2010	$8.05179	$9.05613	25,371
01/01/2011 to 12/31/2011	$9.05613	$7.74633	26,181
01/01/2012 to 12/31/2012	$7.74633	$9.15895	26,413
01/01/2013 to 12/31/2013	$9.15895	$10.71159	25,906
01/01/2014 to 12/31/2014	$10.71159	$9.94076	19,377
01/01/2015 to 12/31/2015	$9.94076	$10.07245	19,692

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.01020	$10.86091	10,108
01/01/2007 to 12/31/2007	$10.86091	$12.56729	22,348
01/01/2008 to 12/31/2008	$12.56729	$6.91270	20,365
01/01/2009 to 12/31/2009	$6.91270	$8.86147	20,938
01/01/2010 to 12/31/2010	$8.86147	$9.66951	21,279
01/01/2011 to 12/31/2011	$9.66951	$8.30663	17,927
01/01/2012 to 12/31/2012	$8.30663	$9.52022	16,870
01/01/2013 to 12/31/2013	$9.52022	$11.17246	16,942
01/01/2014 to 12/31/2014	$11.17246	$10.23912	10,676
01/01/2015 to 12/31/2015	$10.23912	$10.14023	13,111

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99854	$10.72041	468,278
01/01/2009 to 12/31/2009	$10.72041	$11.72128	88,669
01/01/2010 to 12/31/2010	$11.72128	$12.75879	22,735
01/01/2011 to 12/31/2011	$12.75879	$14.09332	307,720
01/01/2012 to 12/31/2012	$14.09332	$15.14529	123,197
01/01/2013 to 12/31/2013	$15.14529	$14.40397	51,620
01/01/2014 to 12/31/2014	$14.40397	$15.10137	44,535
01/01/2015 to 12/31/2015	$15.10137	$15.00832	120,456

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11176	$7.13394	5,691
01/01/2009 to 12/31/2009	$7.13394	$8.87666	17,133
01/01/2010 to 12/31/2010	$8.87666	$9.92453	17,200
01/01/2011 to 12/31/2011	$9.92453	$9.69377	12,424
01/01/2012 to 12/31/2012	$9.69377	$10.81565	14,448
01/01/2013 to 12/31/2013	$10.81565	$12.35425	16,238
01/01/2014 to 12/31/2014	$12.35425	$12.90816	15,618
01/01/2015 to 12/31/2015	$12.90816	$12.54698	13,976

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$9.99853	$10.57485	1,737
01/01/2007 to 12/31/2007	$10.57485	$11.36747	12,155
01/01/2008 to 12/31/2008	$11.36747	$6.54565	25,865
01/01/2009 to 12/31/2009	$6.54565	$8.73715	26,103
01/01/2010 to 12/31/2010	$8.73715	$9.19808	27,258
01/01/2011 to 12/31/2011	$9.19808	$8.20882	25,338
01/01/2012 to 12/31/2012	$8.20882	$9.83010	24,609
01/01/2013 to 12/31/2013	$9.83010	$11.13965	25,096
01/01/2014 to 12/31/2014	$11.13965	$10.24610	25,152
01/01/2015 to 12/31/2015	$10.24610	$9.78367	19,741

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.96719	$10.53137	0
01/01/2007 to 12/31/2007	$10.53137	$10.54506	2,161
01/01/2008 to 12/31/2008	$10.54506	$8.53380	67,308
01/01/2009 to 12/31/2009	$8.53380	$10.22881	135,791
01/01/2010 to 12/31/2010	$10.22881	$10.78339	144,285
01/01/2011 to 12/31/2011	$10.78339	$10.61771	124,317
01/01/2012 to 12/31/2012	$10.61771	$11.54778	140,113
01/01/2013 to 12/31/2013	$11.54778	$12.59508	138,958
01/01/2014 to 12/31/2014	$12.59508	$13.04652	215,991
01/01/2015 to 12/31/2015	$13.04652	$12.79247	196,455

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08392	$10.28893	0
01/01/2010 to 12/31/2010	$10.28893	$11.25088	0
01/01/2011 to 12/31/2011	$11.25088	$11.12535	0
01/01/2012 to 12/31/2012	$11.12535	$12.58806	0
01/01/2013 to 12/31/2013	$12.58806	$16.87831	0
01/01/2014 to 12/31/2014	$16.87831	$18.15570	1,418
01/01/2015 to 12/31/2015	$18.15570	$19.73125	2,791

AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.95986	$11.00559	10,174
01/01/2007 to 12/31/2007	$11.00559	$10.48704	42,001
01/01/2008 to 12/31/2008	$10.48704	$6.02732	74,919
01/01/2009 to 12/31/2009	$6.02732	$7.07131	69,066
01/01/2010 to 12/31/2010	$7.07131	$7.86044	65,715
01/01/2011 to 12/31/2011	$7.86044	$7.39857	63,817
01/01/2012 to 12/31/2012	$7.39857	$8.49487	48,725
01/01/2013 to 12/31/2013	$8.49487	$11.67099	46,307
01/01/2014 to 12/31/2014	$11.67099	$13.04060	36,252
01/01/2015 to 12/31/2015	$13.04060	$11.80623	34,300

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.94800	$10.21046	8,677
01/01/2007 to 12/31/2007	$10.21046	$11.52992	18,618
01/01/2008 to 12/31/2008	$11.52992	$6.38093	27,661
01/01/2009 to 12/31/2009	$6.38093	$8.13344	37,024
01/01/2010 to 12/31/2010	$8.13344	$9.56772	50,125
01/01/2011 to 12/31/2011	$9.56772	$9.31287	37,409
01/01/2012 to 12/31/2012	$9.31287	$10.27009	39,434
01/01/2013 to 12/31/2013	$10.27009	$13.78212	38,786
01/01/2014 to 12/31/2014	$13.78212	$14.97212	45,733
01/01/2015 to 12/31/2015	$14.97212	$16.18868	39,084

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$9.99853	$10.47329	3,170
01/01/2007 to 12/31/2007	$10.47329	$10.91333	7,620
01/01/2008 to 12/31/2008	$10.91333	$8.22753	8,179
01/01/2009 to 12/31/2009	$8.22753	$10.87864	9,539
01/01/2010 to 12/31/2010	$10.87864	$12.11990	9,813
01/01/2011 to 12/31/2011	$12.11990	$13.11683	9,345
01/01/2012 to 12/31/2012	$13.11683	$13.64862	9,380
01/01/2013 to 12/31/2013	$13.64862	$13.13915	9,907
01/01/2014 to 12/31/2014	$13.13915	$13.73149	8,670
01/01/2015 to 12/31/2015	$13.73149	$13.40988	15,623

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$9.96007	$11.09702	7,381
01/01/2007 to 12/31/2007	$11.09702	$11.92451	11,869
01/01/2008 to 12/31/2008	$11.92451	$7.73203	12,011
01/01/2009 to 12/31/2009	$7.73203	$9.98846	16,465
01/01/2010 to 12/31/2010	$9.98846	$10.99392	16,243
01/01/2011 to 12/31/2011	$10.99392	$10.46150	13,854
01/01/2012 to 12/31/2012	$10.46150	$12.64794	12,850
01/01/2013 to 12/31/2013	$12.64794	$15.85766	12,945
01/01/2014 to 12/31/2014	$15.85766	$16.14275	12,175
01/01/2015 to 12/31/2015	$16.14275	$15.62493	12,099

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$9.93164	$10.37660	17,078
01/01/2007 to 12/31/2007	$10.37660	$11.73220	5,673
01/01/2008 to 12/31/2008	$11.73220	$7.34079	7,271
01/01/2009 to 12/31/2009	$7.34079	$8.96358	8,391
01/01/2010 to 12/31/2010	$8.96358	$9.93078	8,501
01/01/2011 to 12/31/2011	$9.93078	$9.69742	8,295
01/01/2012 to 12/31/2012	$9.69742	$11.15310	8,326
01/01/2013 to 12/31/2013	$11.15310	$14.97749	7,945
01/01/2014 to 12/31/2014	$14.97749	$15.99412	4,821
01/01/2015 to 12/31/2015	$15.99412	$16.84707	5,683

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99854	$10.19227	0
01/01/2013 to 12/31/2013	$10.19227	$13.46663	0
01/01/2014 to 12/31/2014	$13.46663	$14.58019	0
01/01/2015 to 12/31/2015	$14.58019	$14.21886	3,620

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.92897	$10.39648	3,722
01/01/2007 to 12/31/2007	$10.39648	$10.49274	5,769
01/01/2008 to 12/31/2008	$10.49274	$6.37746	8,861
01/01/2009 to 12/31/2009	$6.37746	$8.70075	11,735
01/01/2010 to 12/31/2010	$8.70075	$10.56476	8,320
01/01/2011 to 12/31/2011	$10.56476	$10.02005	6,173
01/01/2012 to 12/31/2012	$10.02005	$11.65476	6,184
01/01/2013 to 12/31/2013	$11.65476	$15.15987	6,900
01/01/2014 to 12/31/2014	$15.15987	$17.12104	6,889
01/01/2015 to 12/31/2015	$17.12104	$15.70686	6,247

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99971	$10.20125	2,122
01/01/2007 to 12/31/2007	$10.20125	$10.51138	14,168
01/01/2008 to 12/31/2008	$10.51138	$10.58460	35,811
01/01/2009 to 12/31/2009	$10.58460	$10.42287	31,264
01/01/2010 to 12/31/2010	$10.42287	$10.24097	32,714
01/01/2011 to 12/31/2011	$10.24097	$10.06247	112,077
01/01/2012 to 12/31/2012	$10.06247	$9.88535	96,319
01/01/2013 to 12/31/2013	$9.88535	$9.71038	53,829
01/01/2014 to 12/31/2014	$9.71038	$9.53876	46,862
01/01/2015 to 12/31/2015	$9.53876	$9.37022	34,311

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.03567	$10.15344	8,227
01/01/2007 to 12/31/2007	$10.15344	$10.28916	37,568
01/01/2008 to 12/31/2008	$10.28916	$5.83598	41,529
01/01/2009 to 12/31/2009	$5.83598	$8.06289	41,127
01/01/2010 to 12/31/2010	$8.06289	$9.77667	37,355
01/01/2011 to 12/31/2011	$9.77667	$9.36543	37,232
01/01/2012 to 12/31/2012	$9.36543	$10.77542	22,754
01/01/2013 to 12/31/2013	$10.77542	$15.03136	21,350
01/01/2014 to 12/31/2014	$15.03136	$16.86967	18,696
01/01/2015 to 12/31/2015	$16.86967	$15.63728	19,131

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02844	$10.06864	0
01/01/2012 to 12/31/2012	$10.06864	$10.37220	0
01/01/2013 to 12/31/2013	$10.37220	$9.90006	0
01/01/2014 to 12/31/2014	$9.90006	$10.22585	0
01/01/2015 to 10/16/2015	$10.22585	$10.18863	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.96492	$10.19634	4,779
01/01/2007 to 12/31/2007	$10.19634	$12.23897	8,029
01/01/2008 to 12/31/2008	$12.23897	$6.83068	21,323
01/01/2009 to 12/31/2009	$6.83068	$8.70875	22,417
01/01/2010 to 12/31/2010	$8.70875	$11.00805	19,881
01/01/2011 to 12/31/2011	$11.00805	$10.99594	18,669
01/01/2012 to 12/31/2012	$10.99594	$12.13876	17,464
01/01/2013 to 12/31/2013	$12.13876	$15.81268	15,708
01/01/2014 to 12/31/2014	$15.81268	$16.76620	13,045
01/01/2015 to 10/16/2015	$16.76620	$17.17641	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$9.98795	$9.44165	1,526
01/01/2007 to 12/31/2007	$9.44165	$11.00942	4,292
01/01/2008 to 12/31/2008	$11.00942	$6.21411	12,615
01/01/2009 to 12/31/2009	$6.21411	$7.48169	13,194
01/01/2010 to 12/31/2010	$7.48169	$8.83896	12,555
01/01/2011 to 04/29/2011	$8.83896	$9.91034	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99854	$10.31532	10,588
01/01/2013 to 12/31/2013	$10.31532	$12.04952	13,311
01/01/2014 to 12/31/2014	$12.04952	$12.44468	12,994
01/01/2015 to 12/31/2015	$12.44468	$12.07291	11,316

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10128	$5.57086	0
01/01/2009 to 12/31/2009	$5.57086	$9.11223	6,999
01/01/2010 to 12/31/2010	$9.11223	$10.94456	4,815
01/01/2011 to 12/31/2011	$10.94456	$8.57180	5,852
01/01/2012 to 12/31/2012	$8.57180	$9.92970	6,231
01/01/2013 to 12/31/2013	$9.92970	$9.77583	7,000
01/01/2014 to 12/31/2014	$9.77583	$9.15323	6,819
01/01/2015 to 12/31/2015	$9.15323	$7.48729	5,482

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.97912	$10.40856	1,786
01/01/2007 to 12/31/2007	$10.40856	$11.11502	5,045
01/01/2008 to 12/31/2008	$11.11502	$8.79094	112,326
01/01/2009 to 12/31/2009	$8.79094	$10.36581	268,935
01/01/2010 to 12/31/2010	$10.36581	$11.25907	228,760
01/01/2011 to 12/31/2011	$11.25907	$11.17037	204,746
01/01/2012 to 12/31/2012	$11.17037	$12.11087	224,249
01/01/2013 to 12/31/2013	$12.11087	$12.99269	219,352
01/01/2014 to 12/31/2014	$12.99269	$13.50004	211,989
01/01/2015 to 12/31/2015	$13.50004	$13.28033	176,004

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01845	$10.06852	0
01/01/2012 to 12/31/2012	$10.06852	$10.59337	0
01/01/2013 to 12/31/2013	$10.59337	$10.16535	0
01/01/2014 to 12/31/2014	$10.16535	$10.59073	4,163
01/01/2015 to 12/31/2015	$10.59073	$10.37559	468

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$9.99853	$10.29782	6,627
01/01/2007 to 12/31/2007	$10.29782	$11.26972	13,198
01/01/2008 to 12/31/2008	$11.26972	$6.56357	20,349
01/01/2009 to 12/31/2009	$6.56357	$8.12237	45,529
01/01/2010 to 12/31/2010	$8.12237	$9.49626	50,405
01/01/2011 to 12/31/2011	$9.49626	$8.74891	46,845
01/01/2012 to 12/31/2012	$8.74891	$9.70445	52,229
01/01/2013 to 12/31/2013	$9.70445	$11.15591	54,963
01/01/2014 to 12/31/2014	$11.15591	$11.96654	54,792
01/01/2015 to 12/31/2015	$11.96654	$11.68283	77,172

AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$9.95076	$10.72269	10,900
01/01/2007 to 12/31/2007	$10.72269	$10.75145	41,931
01/01/2008 to 12/31/2008	$10.75145	$6.47223	58,615
01/01/2009 to 12/31/2009	$6.47223	$7.74505	55,099
01/01/2010 to 12/31/2010	$7.74505	$8.75311	55,189
01/01/2011 to 12/31/2011	$8.75311	$8.89581	48,035
01/01/2012 to 12/31/2012	$8.89581	$10.38147	27,114
01/01/2013 to 12/31/2013	$10.38147	$13.50491	25,295
01/01/2014 to 12/31/2014	$13.50491	$15.54963	22,341
01/01/2015 to 12/31/2015	$15.54963	$15.74498	19,837

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99853	$8.89271	0
01/01/2012 to 12/31/2012	$8.89271	$9.88459	2,872
01/01/2013 to 12/31/2013	$9.88459	$11.88454	0
01/01/2014 to 12/31/2014	$11.88454	$12.43338	0
01/01/2015 to 12/31/2015	$12.43338	$12.23194	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08106	$7.34068	9,623
01/01/2009 to 12/31/2009	$7.34068	$8.89743	93,852
01/01/2010 to 12/31/2010	$8.89743	$9.78180	101,992
01/01/2011 to 12/31/2011	$9.78180	$9.43446	92,172
01/01/2012 to 12/31/2012	$9.43446	$10.22030	99,314
01/01/2013 to 12/31/2013	$10.22030	$11.28849	97,483
01/01/2014 to 12/31/2014	$11.28849	$11.65882	56,732
01/01/2015 to 12/31/2015	$11.65882	$11.43363	50,191

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09924	$6.69228	3,471
01/01/2009 to 12/31/2009	$6.69228	$8.33899	16,260
01/01/2010 to 12/31/2010	$8.33899	$9.36653	16,196
01/01/2011 to 12/31/2011	$9.36653	$8.98138	13,675
01/01/2012 to 12/31/2012	$8.98138	$10.22538	16,639
01/01/2013 to 12/31/2013	$10.22538	$11.85863	22,096
01/01/2014 to 12/31/2014	$11.85863	$12.28178	21,516
01/01/2015 to 12/31/2015	$12.28178	$11.99917	63,604

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$9.98429	$10.56354	0
01/01/2007 to 12/31/2007	$10.56354	$11.30127	0
01/01/2008 to 12/31/2008	$11.30127	$7.74969	21,835
01/01/2009 to 12/31/2009	$7.74969	$9.69959	44,326
01/01/2010 to 12/31/2010	$9.69959	$10.65364	49,209
01/01/2011 to 12/31/2011	$10.65364	$10.11172	41,144
01/01/2012 to 12/31/2012	$10.11172	$11.03886	47,486
01/01/2013 to 12/31/2013	$11.03886	$12.40523	49,216
01/01/2014 to 12/31/2014	$12.40523	$12.55593	48,821
01/01/2015 to 10/16/2015	$12.55593	$12.20091	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$9.99853	$9.94149	4,622
01/01/2007 to 12/31/2007	$9.94149	$10.85969	5,531
01/01/2008 to 12/31/2008	$10.85969	$5.96393	5,816
01/01/2009 to 12/31/2009	$5.96393	$7.77201	5,885
01/01/2010 to 12/31/2010	$7.77201	$10.11934	5,696
01/01/2011 to 12/31/2011	$10.11934	$8.63723	15,941
01/01/2012 to 12/31/2012	$8.63723	$10.18740	14,930
01/01/2013 to 12/31/2013	$10.18740	$14.09149	13,437
01/01/2014 to 12/31/2014	$14.09149	$14.52630	10,653
01/01/2015 to 12/31/2015	$14.52630	$14.45989	10,204

AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90502	$9.90555	777
01/01/2007 to 12/31/2007	$9.90555	$10.42523	6,070
01/01/2008 to 12/31/2008	$10.42523	$6.65658	6,470
01/01/2009 to 12/31/2009	$6.65658	$8.75597	5,884
01/01/2010 to 12/31/2010	$8.75597	$11.73364	8,458
01/01/2011 to 12/31/2011	$11.73364	$11.41357	7,392
01/01/2012 to 12/31/2012	$11.41357	$12.57661	8,095
01/01/2013 to 12/31/2013	$12.57661	$16.69967	8,955
01/01/2014 to 12/31/2014	$16.69967	$17.03092	6,747
01/01/2015 to 12/31/2015	$17.03092	$16.86115	5,436

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$9.99236	$10.45461	11,573
01/01/2007 to 12/31/2007	$10.45461	$9.69280	19,392
01/01/2008 to 12/31/2008	$9.69280	$6.69183	32,241
01/01/2009 to 12/31/2009	$6.69183	$8.34836	29,973
01/01/2010 to 12/31/2010	$8.34836	$10.33253	29,534
01/01/2011 to 12/31/2011	$10.33253	$9.54341	24,414
01/01/2012 to 12/31/2012	$9.54341	$11.07695	21,483
01/01/2013 to 12/31/2013	$11.07695	$14.95088	21,077
01/01/2014 to 12/31/2014	$14.95088	$15.46032	18,634
01/01/2015 to 12/31/2015	$15.46032	$14.53240	16,811

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$9.96806	$10.62157	0
01/01/2007 to 12/31/2007	$10.62157	$11.09246	2,265
01/01/2008 to 12/31/2008	$11.09246	$8.06926	92,705
01/01/2009 to 12/31/2009	$8.06926	$9.83995	247,655
01/01/2010 to 12/31/2010	$9.83995	$10.78102	261,852
01/01/2011 to 12/31/2011	$10.78102	$10.80085	248,088
01/01/2012 to 12/31/2012	$10.80085	$12.04164	315,138
01/01/2013 to 12/31/2013	$12.04164	$13.81992	316,933
01/01/2014 to 12/31/2014	$13.81992	$14.37370	220,325
01/01/2015 to 12/31/2015	$14.37370	$14.12545	205,533

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$9.95038	$11.06254	1,715
01/01/2007 to 12/31/2007	$11.06254	$10.47838	9,349
01/01/2008 to 12/31/2008	$10.47838	$5.98171	6,474
01/01/2009 to 12/31/2009	$5.98171	$7.27422	12,349
01/01/2010 to 12/31/2010	$7.27422	$8.09199	12,932
01/01/2011 to 12/31/2011	$8.09199	$7.81876	12,422
01/01/2012 to 12/31/2012	$7.81876	$9.00517	15,038
01/01/2013 to 12/31/2013	$9.00517	$11.47191	14,221
01/01/2014 to 12/31/2014	$11.47191	$12.11056	11,010
01/01/2015 to 10/16/2015	$12.11056	$11.21714	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.94005	$10.45877	7,828
01/01/2007 to 12/31/2007	$10.45877	$11.11888	8,851
01/01/2008 to 12/31/2008	$11.11888	$6.49123	2,021
01/01/2009 to 12/31/2009	$6.49123	$9.77985	1,785
01/01/2010 to 12/31/2010	$9.77985	$11.12583	1,784
01/01/2011 to 12/31/2011	$11.12583	$10.74403	1,737
01/01/2012 to 12/31/2012	$10.74403	$12.40948	7,114
01/01/2013 to 12/31/2013	$12.40948	$17.55696	8,615
01/01/2014 to 12/31/2014	$17.55696	$18.68581	8,205
01/01/2015 to 12/31/2015	$18.68581	$20.11449	9,158

AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$10.14738	$9.82060	9,268
01/01/2007 to 12/31/2007	$9.82060	$13.55366	25,737
01/01/2008 to 12/31/2008	$13.55366	$6.65868	30,442
01/01/2009 to 12/31/2009	$6.65868	$9.76890	42,059
01/01/2010 to 12/31/2010	$9.76890	$11.55903	45,394
01/01/2011 to 12/31/2011	$11.55903	$9.66094	43,261
01/01/2012 to 12/31/2012	$9.66094	$9.83312	43,770
01/01/2013 to 12/31/2013	$9.83312	$11.14493	44,395
01/01/2014 to 12/31/2014	$11.14493	$10.03245	39,488
01/01/2015 to 12/31/2015	$10.03245	$7.95758	35,430

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.98953	$10.29008	15,470
01/01/2007 to 12/31/2007	$10.29008	$11.08215	19,510
01/01/2008 to 12/31/2008	$11.08215	$10.62110	24,760
01/01/2009 to 12/31/2009	$10.62110	$11.69736	25,439
01/01/2010 to 12/31/2010	$11.69736	$12.15050	22,561
01/01/2011 to 12/31/2011	$12.15050	$12.42820	9,574
01/01/2012 to 12/31/2012	$12.42820	$12.84611	9,428
01/01/2013 to 12/31/2013	$12.84611	$12.14534	7,262
01/01/2014 to 12/31/2014	$12.14534	$11.99695	4,700
01/01/2015 to 12/31/2015	$11.99695	$11.24056	4,819

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$9.97063	$10.64382	6,495
01/01/2007 to 12/31/2007	$10.64382	$11.45397	29,955
01/01/2008 to 12/31/2008	$11.45397	$6.48888	30,383
01/01/2009 to 12/31/2009	$6.48888	$8.18645	29,000
01/01/2010 to 12/31/2010	$8.18645	$9.21884	30,956
01/01/2011 to 12/31/2011	$9.21884	$8.74318	26,079
01/01/2012 to 12/31/2012	$8.74318	$9.53381	26,628
01/01/2013 to 12/31/2013	$9.53381	$11.28536	28,171
01/01/2014 to 12/31/2014	$11.28536	$11.69594	27,288
01/01/2015 to 12/31/2015	$11.69594	$11.41643	27,272

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99853	$9.97802	0
01/01/2008 to 12/31/2008	$9.97802	$9.29077	3,017
01/01/2009 to 12/31/2009	$9.29077	$10.18779	14,177
01/01/2010 to 12/31/2010	$10.18779	$10.78811	14,172
01/01/2011 to 12/31/2011	$10.78811	$11.23601	11,870
01/01/2012 to 12/31/2012	$11.23601	$11.90383	12,399
01/01/2013 to 12/31/2013	$11.90383	$11.51876	9,236
01/01/2014 to 12/31/2014	$11.51876	$12.12944	8,780
01/01/2015 to 12/31/2015	$12.12944	$12.06224	4,809

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07808	$6.63754	17,072
01/01/2009 to 12/31/2009	$6.63754	$8.48048	41,541
01/01/2010 to 12/31/2010	$8.48048	$9.18367	42,289
01/01/2011 to 12/31/2011	$9.18367	$8.87079	23,300
01/01/2012 to 09/21/2012	$8.87079	$9.92949	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With only HD GRO (1.90%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$11.10831	$7.87551	81,366
01/01/2009 to 12/31/2009	$7.87551	$9.61124	459,255
01/01/2010 to 12/31/2010	$9.61124	$10.56057	547,140
01/01/2011 to 12/31/2011	$10.56057	$10.08836	450,724
01/01/2012 to 12/31/2012	$10.08836	$11.14410	513,039
01/01/2013 to 12/31/2013	$11.14410	$12.02719	499,169
01/01/2014 to 12/31/2014	$12.02719	$12.25357	474,577
01/01/2015 to 12/31/2015	$12.25357	$11.63795	350,400

AST Advanced Strategies Portfolio
01/28/2008 to 12/31/2008	$10.93306	$7.87680	34,545
01/01/2009 to 12/31/2009	$7.87680	$9.75519	131,788
01/01/2010 to 12/31/2010	$9.75519	$10.88553	135,608
01/01/2011 to 12/31/2011	$10.88553	$10.69481	114,020
01/01/2012 to 12/31/2012	$10.69481	$11.92762	134,628
01/01/2013 to 12/31/2013	$11.92762	$13.64323	127,009
01/01/2014 to 12/31/2014	$13.64323	$14.20668	132,813
01/01/2015 to 12/31/2015	$14.20668	$14.05364	119,413

AST American Century Income & Growth Portfolio
01/28/2008 to 12/31/2008	$10.74929	$7.42411	0
01/01/2009 to 12/31/2009	$7.42411	$8.58067	27,509
01/01/2010 to 12/31/2010	$8.58067	$9.58667	30,823
01/01/2011 to 12/31/2011	$9.58667	$9.74413	29,907
01/01/2012 to 05/04/2012	$9.74413	$10.57964	0

AST Balanced Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$11.12432	$8.14626	34,831
01/01/2009 to 12/31/2009	$8.14626	$9.85682	514,826
01/01/2010 to 12/31/2010	$9.85682	$10.86424	623,828
01/01/2011 to 12/31/2011	$10.86424	$10.53238	513,328
01/01/2012 to 12/31/2012	$10.53238	$11.62514	568,077
01/01/2013 to 12/31/2013	$11.62514	$13.42168	444,967
01/01/2014 to 12/31/2014	$13.42168	$14.03040	455,228
01/01/2015 to 12/31/2015	$14.03040	$13.83427	415,432

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.15301	0
01/01/2012 to 12/31/2012	$9.15301	$10.05053	0
01/01/2013 to 12/31/2013	$10.05053	$10.93367	0
01/01/2014 to 12/31/2014	$10.93367	$11.25504	4,310
01/01/2015 to 12/31/2015	$11.25504	$10.71373	4,362

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99845	$10.48449	0
01/01/2014 to 12/31/2014	$10.48449	$10.65715	0
01/01/2015 to 12/31/2015	$10.65715	$10.48686	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/28/2008 to 12/31/2008	$11.01299	$10.63495	0
01/01/2009 to 12/31/2009	$10.63495	$11.50428	1,394
01/01/2010 to 12/31/2010	$11.50428	$11.72999	1,551
01/01/2011 to 12/31/2011	$11.72999	$11.77036	1,375
01/01/2012 to 12/31/2012	$11.77036	$12.09290	1,472
01/01/2013 to 12/31/2013	$12.09290	$11.60948	1,605
01/01/2014 to 12/31/2014	$11.60948	$11.38187	5,756
01/01/2015 to 12/31/2015	$11.38187	$11.22372	5,581

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/28/2008 to 12/31/2008	$11.21660	$10.48811	1,503
01/01/2009 to 12/31/2009	$10.48811	$11.99359	123,840
01/01/2010 to 12/31/2010	$11.99359	$12.67844	157,774
01/01/2011 to 12/31/2011	$12.67844	$12.83777	136,313
01/01/2012 to 12/31/2012	$12.83777	$13.77245	134,484
01/01/2013 to 12/31/2013	$13.77245	$13.26724	148,327
01/01/2014 to 12/31/2014	$13.26724	$13.57074	136,201
01/01/2015 to 12/31/2015	$13.57074	$13.03698	104,671

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99897	$9.37189	0
01/01/2010 to 12/31/2010	$9.37189	$10.16992	0
01/01/2011 to 12/31/2011	$10.16992	$10.94263	0
01/01/2012 to 12/31/2012	$10.94263	$11.18539	0
01/01/2013 to 12/31/2013	$11.18539	$10.90130	0
01/01/2014 to 12/31/2014	$10.90130	$10.74753	0
01/01/2015 to 12/31/2015	$10.74753	$10.52287	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99846	$12.02740	2,716
01/01/2009 to 12/31/2009	$12.02740	$11.08899	13,607
01/01/2010 to 12/31/2010	$11.08899	$12.09943	0
01/01/2011 to 12/31/2011	$12.09943	$13.48663	0
01/01/2012 to 12/31/2012	$13.48663	$13.99125	0
01/01/2013 to 12/31/2013	$13.99125	$13.29882	0
01/01/2014 to 12/31/2014	$13.29882	$13.39820	0
01/01/2015 to 12/31/2015	$13.39820	$13.25498	0

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99846	$12.09626	2,440
01/01/2009 to 12/31/2009	$12.09626	$10.95660	9,277
01/01/2010 to 12/31/2010	$10.95660	$11.97397	2,796
01/01/2011 to 12/31/2011	$11.97397	$13.62798	0
01/01/2012 to 12/31/2012	$13.62798	$14.15708	0
01/01/2013 to 12/31/2013	$14.15708	$13.22184	0
01/01/2014 to 12/31/2014	$13.22184	$13.52858	0
01/01/2015 to 12/31/2015	$13.52858	$13.41847	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99897	$8.78306	0
01/01/2010 to 12/31/2010	$8.78306	$9.64023	124,160
01/01/2011 to 12/31/2011	$9.64023	$11.22759	31,645
01/01/2012 to 12/31/2012	$11.22759	$11.71417	0
01/01/2013 to 12/31/2013	$11.71417	$10.74672	0
01/01/2014 to 12/31/2014	$10.74672	$11.19591	0
01/01/2015 to 12/31/2015	$11.19591	$11.15485	13,174

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99794	$11.00110	119,889
01/01/2011 to 12/31/2011	$11.00110	$12.98795	42,207
01/01/2012 to 12/31/2012	$12.98795	$13.61130	17,563
01/01/2013 to 12/31/2013	$13.61130	$12.42241	0
01/01/2014 to 12/31/2014	$12.42241	$13.12714	0
01/01/2015 to 12/31/2015	$13.12714	$13.11205	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99845	$12.01256	129,732
01/01/2012 to 12/31/2012	$12.01256	$12.47759	78,339
01/01/2013 to 12/31/2013	$12.47759	$11.05160	0
01/01/2014 to 12/31/2014	$11.05160	$11.97007	0
01/01/2015 to 12/31/2015	$11.97007	$11.99313	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99794	$10.39215	121,338
01/01/2013 to 12/31/2013	$10.39215	$9.15827	164,475
01/01/2014 to 12/31/2014	$9.15827	$10.12164	38,753
01/01/2015 to 12/31/2015	$10.12164	$10.20188	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99897	$8.74369	275,406
01/01/2014 to 12/31/2014	$8.74369	$9.83272	169,571
01/01/2015 to 12/31/2015	$9.83272	$9.92342	26,580

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99897	$11.29546	53,392
01/01/2015 to 12/31/2015	$11.29546	$11.30633	187,600

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99897	$9.93127	79,694

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14522	$10.29744	0
01/01/2010 to 12/31/2010	$10.29744	$11.49224	5,530
01/01/2011 to 12/31/2011	$11.49224	$10.61596	2,477
01/01/2012 to 12/31/2012	$10.61596	$11.79636	3,661
01/01/2013 to 12/31/2013	$11.79636	$15.21484	4,712
01/01/2014 to 12/31/2014	$15.21484	$16.46394	4,562
01/01/2015 to 12/31/2015	$16.46394	$15.38710	4,550

AST Capital Growth Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$11.20053	$7.67349	163,098
01/01/2009 to 12/31/2009	$7.67349	$9.43787	756,117
01/01/2010 to 12/31/2010	$9.43787	$10.50081	841,809
01/01/2011 to 12/31/2011	$10.50081	$10.05525	664,857
01/01/2012 to 12/31/2012	$10.05525	$11.22171	738,280
01/01/2013 to 12/31/2013	$11.22171	$13.51022	741,731
01/01/2014 to 12/31/2014	$13.51022	$14.18572	774,772
01/01/2015 to 12/31/2015	$14.18572	$13.99547	734,401

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99845	$11.64134	43,384
01/01/2014 to 12/31/2014	$11.64134	$12.97911	71,494
01/01/2015 to 12/31/2015	$12.97911	$12.28214	75,340

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
01/28/2008 to 12/31/2008	$12.67848	$8.05893	0
01/01/2009 to 12/31/2009	$8.05893	$10.43374	769
01/01/2010 to 12/31/2010	$10.43374	$13.17714	4,215
01/01/2011 to 12/31/2011	$13.17714	$13.78398	2,362
01/01/2012 to 12/31/2012	$13.78398	$15.60270	2,957
01/01/2013 to 12/31/2013	$15.60270	$15.79154	4,165
01/01/2014 to 12/31/2014	$15.79154	$20.28799	4,072
01/01/2015 to 12/31/2015	$20.28799	$20.87413	3,667

AST DeAm Small-Cap Value Portfolio
01/28/2008 to 07/18/2008	$8.89974	$8.69104	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99845	$9.67493	0
01/01/2014 to 12/31/2014	$9.67493	$9.97893	0
01/01/2015 to 12/31/2015	$9.97893	$9.78333	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10354	$7.49581	2,850
01/01/2009 to 12/31/2009	$7.49581	$8.91773	32,521
01/01/2010 to 12/31/2010	$8.91773	$9.91745	34,121
01/01/2011 to 12/31/2011	$9.91745	$9.49220	29,657
01/01/2012 to 12/31/2012	$9.49220	$10.58502	35,765
01/01/2013 to 12/31/2013	$10.58502	$12.38466	33,996
01/01/2014 to 12/31/2014	$12.38466	$12.84883	32,069
01/01/2015 to 10/16/2015	$12.84883	$12.79489	0

AST FI Pyramis® Quantitative Portfolio
01/28/2008 to 12/31/2008	$10.73109	$7.23357	8,653
01/01/2009 to 12/31/2009	$7.23357	$8.79176	59,158
01/01/2010 to 12/31/2010	$8.79176	$9.86717	122,916
01/01/2011 to 12/31/2011	$9.86717	$9.53771	106,370
01/01/2012 to 12/31/2012	$9.53771	$10.35497	132,161
01/01/2013 to 12/31/2013	$10.35497	$11.66190	128,615
01/01/2014 to 12/31/2014	$11.66190	$11.80502	108,153
01/01/2015 to 12/31/2015	$11.80502	$11.69967	77,641

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99846	$7.46564	830
01/01/2009 to 11/13/2009	$7.46564	$8.33415	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.73228	287,894
01/01/2013 to 12/31/2013	$10.73228	$13.10969	282,081
01/01/2014 to 12/31/2014	$13.10969	$13.27400	250,519
01/01/2015 to 10/16/2015	$13.27400	$12.69699	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99845	$10.80048	39,092
01/01/2014 to 12/31/2014	$10.80048	$10.87035	50,429
01/01/2015 to 10/16/2015	$10.87035	$10.35797	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17514	$6.10747	0
01/01/2009 to 12/31/2009	$6.10747	$8.09735	5,233
01/01/2010 to 12/31/2010	$8.09735	$9.55158	6,010
01/01/2011 to 12/31/2011	$9.55158	$8.90131	4,981
01/01/2012 to 12/31/2012	$8.90131	$11.07650	5,740
01/01/2013 to 12/31/2013	$11.07650	$11.34251	6,964
01/01/2014 to 12/31/2014	$11.34251	$12.68089	6,603
01/01/2015 to 12/31/2015	$12.68089	$12.43322	6,334

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
01/28/2008 to 12/31/2008	$11.58981	$7.59977	454
01/01/2009 to 12/31/2009	$7.59977	$11.14229	16,802
01/01/2010 to 12/31/2010	$11.14229	$12.05954	19,798
01/01/2011 to 12/31/2011	$12.05954	$11.36664	14,398
01/01/2012 to 12/31/2012	$11.36664	$13.35906	16,997
01/01/2013 to 12/31/2013	$13.35906	$17.00888	17,944
01/01/2014 to 02/07/2014	$17.00888	$16.72906	0

AST Goldman Sachs Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$11.27778	$7.08000	0
01/01/2009 to 12/31/2009	$7.08000	$8.28115	15,497
01/01/2010 to 12/31/2010	$8.28115	$9.17397	14,804
01/01/2011 to 12/31/2011	$9.17397	$8.50626	12,131
01/01/2012 to 12/31/2012	$8.50626	$9.98923	5,308
01/01/2013 to 12/31/2013	$9.98923	$13.09110	5,072
01/01/2014 to 12/31/2014	$13.09110	$14.53422	4,898
01/01/2015 to 12/31/2015	$14.53422	$13.60408	49,267

AST Goldman Sachs Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$11.64707	$7.49295	508
01/01/2009 to 12/31/2009	$7.49295	$11.55150	21,686
01/01/2010 to 12/31/2010	$11.55150	$13.58365	27,187
01/01/2011 to 12/31/2011	$13.58365	$12.93390	14,769
01/01/2012 to 12/31/2012	$12.93390	$15.18202	17,529
01/01/2013 to 12/31/2013	$15.18202	$19.69518	20,385
01/01/2014 to 12/31/2014	$19.69518	$21.55589	20,032
01/01/2015 to 12/31/2015	$21.55589	$19.95117	22,013

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08922	$7.60464	3,655
01/01/2009 to 12/31/2009	$7.60464	$9.20795	169,953
01/01/2010 to 12/31/2010	$9.20795	$10.08437	246,741
01/01/2011 to 12/31/2011	$10.08437	$9.84640	224,887
01/01/2012 to 12/31/2012	$9.84640	$10.64133	245,096
01/01/2013 to 12/31/2013	$10.64133	$11.46849	225,315
01/01/2014 to 12/31/2014	$11.46849	$11.70945	215,047
01/01/2015 to 12/31/2015	$11.70945	$11.38653	184,616

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03334	$7.63187	0
01/01/2009 to 12/31/2009	$7.63187	$9.50032	20,133
01/01/2010 to 12/31/2010	$9.50032	$11.81873	26,327
01/01/2011 to 12/31/2011	$11.81873	$11.74963	16,354
01/01/2012 to 12/31/2012	$11.74963	$13.33932	19,728
01/01/2013 to 12/31/2013	$13.33932	$18.17136	20,367
01/01/2014 to 12/31/2014	$18.17136	$19.11607	20,149
01/01/2015 to 12/31/2015	$19.11607	$17.72888	19,520

AST Herndon Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$11.85899	$7.80431	0
01/01/2009 to 12/31/2009	$7.80431	$9.05722	4,729
01/01/2010 to 12/31/2010	$9.05722	$9.99424	10,725
01/01/2011 to 12/31/2011	$9.99424	$9.75979	6,851
01/01/2012 to 12/31/2012	$9.75979	$10.86104	8,155
01/01/2013 to 12/31/2013	$10.86104	$14.34953	7,628
01/01/2014 to 12/31/2014	$14.34953	$14.30135	7,071
01/01/2015 to 12/31/2015	$14.30135	$13.18364	6,286

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST High Yield Portfolio
01/28/2008 to 12/31/2008	$10.60336	$7.82946	0
01/01/2009 to 12/31/2009	$7.82946	$10.41539	8,617
01/01/2010 to 12/31/2010	$10.41539	$11.60106	8,821
01/01/2011 to 12/31/2011	$11.60106	$11.74628	7,557
01/01/2012 to 12/31/2012	$11.74628	$13.12633	6,923
01/01/2013 to 12/31/2013	$13.12633	$13.80651	6,643
01/01/2014 to 12/31/2014	$13.80651	$13.89564	6,203
01/01/2015 to 12/31/2015	$13.89564	$13.15056	2,958

AST International Growth Portfolio
01/28/2008 to 12/31/2008	$11.02859	$6.04263	0
01/01/2009 to 12/31/2009	$6.04263	$8.02258	11,074
01/01/2010 to 12/31/2010	$8.02258	$9.01442	17,704
01/01/2011 to 12/31/2011	$9.01442	$7.70310	13,585
01/01/2012 to 12/31/2012	$7.70310	$9.09880	14,349
01/01/2013 to 12/31/2013	$9.09880	$10.63067	15,992
01/01/2014 to 12/31/2014	$10.63067	$9.85596	17,403
01/01/2015 to 12/31/2015	$9.85596	$9.97669	15,726

AST International Value Portfolio
01/28/2008 to 12/31/2008	$11.20103	$6.89463	0
01/01/2009 to 12/31/2009	$6.89463	$8.82960	8,210
01/01/2010 to 12/31/2010	$8.82960	$9.62539	14,616
01/01/2011 to 12/31/2011	$9.62539	$8.26071	11,572
01/01/2012 to 12/31/2012	$8.26071	$9.45839	14,585
01/01/2013 to 12/31/2013	$9.45839	$11.08897	15,914
01/01/2014 to 12/31/2014	$11.08897	$10.15269	16,984
01/01/2015 to 12/31/2015	$10.15269	$10.04476	14,227

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99846	$10.71068	0
01/01/2009 to 12/31/2009	$10.71068	$11.69915	0
01/01/2010 to 12/31/2010	$11.69915	$12.72222	0
01/01/2011 to 12/31/2011	$12.72222	$14.03915	734,889
01/01/2012 to 12/31/2012	$14.03915	$15.07214	258,045
01/01/2013 to 12/31/2013	$15.07214	$14.32043	52,353
01/01/2014 to 12/31/2014	$14.32043	$14.99915	50,748
01/01/2015 to 12/31/2015	$14.99915	$14.89212	245,388

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11173	$7.12925	3,098
01/01/2009 to 12/31/2009	$7.12925	$8.86201	51,073
01/01/2010 to 12/31/2010	$8.86201	$9.89847	81,692
01/01/2011 to 12/31/2011	$9.89847	$9.65878	78,604
01/01/2012 to 12/31/2012	$9.65878	$10.76599	95,134
01/01/2013 to 12/31/2013	$10.76599	$12.28543	98,613
01/01/2014 to 12/31/2014	$12.28543	$12.82372	88,945
01/01/2015 to 12/31/2015	$12.82372	$12.45281	89,036

AST J.P. Morgan International Equity Portfolio
01/28/2008 to 12/31/2008	$12.49570	$7.91534	764
01/01/2009 to 12/31/2009	$7.91534	$10.55484	27,364
01/01/2010 to 12/31/2010	$10.55484	$11.10084	29,556
01/01/2011 to 12/31/2011	$11.10084	$9.89724	16,203
01/01/2012 to 12/31/2012	$9.89724	$11.84030	8,507
01/01/2013 to 12/31/2013	$11.84030	$13.40435	8,589
01/01/2014 to 12/31/2014	$13.40435	$12.31706	27,297
01/01/2015 to 12/31/2015	$12.31706	$11.74957	30,849

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
01/28/2008 to 12/31/2008	$11.84545	$9.35251	39,119
01/01/2009 to 12/31/2009	$9.35251	$11.19913	73,978
01/01/2010 to 12/31/2010	$11.19913	$11.79468	48,426
01/01/2011 to 12/31/2011	$11.79468	$11.60212	49,180
01/01/2012 to 12/31/2012	$11.60212	$12.60601	53,878
01/01/2013 to 12/31/2013	$12.60601	$13.73586	36,383
01/01/2014 to 12/31/2014	$13.73586	$14.21417	45,099
01/01/2015 to 12/31/2015	$14.21417	$13.92364	33,313

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08384	$10.28767	0
01/01/2010 to 12/31/2010	$10.28767	$11.23842	0
01/01/2011 to 12/31/2011	$11.23842	$11.10228	0
01/01/2012 to 12/31/2012	$11.10228	$12.54958	0
01/01/2013 to 12/31/2013	$12.54958	$16.81014	0
01/01/2014 to 12/31/2014	$16.81014	$18.06453	0
01/01/2015 to 12/31/2015	$18.06453	$19.61300	2,118

AST Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$11.02952	$6.69520	431
01/01/2009 to 12/31/2009	$6.69520	$7.84723	10,059
01/01/2010 to 12/31/2010	$7.84723	$8.71427	10,566
01/01/2011 to 12/31/2011	$8.71427	$8.19415	1,091
01/01/2012 to 12/31/2012	$8.19415	$9.39903	953
01/01/2013 to 12/31/2013	$9.39903	$12.90063	2,271
01/01/2014 to 12/31/2014	$12.90063	$14.40039	2,148
01/01/2015 to 12/31/2015	$14.40039	$13.02449	2,030

AST Loomis Sayles Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$11.61993	$7.14281	0
01/01/2009 to 12/31/2009	$7.14281	$9.09565	38,033
01/01/2010 to 12/31/2010	$9.09565	$10.68915	44,092
01/01/2011 to 12/31/2011	$10.68915	$10.39424	22,878
01/01/2012 to 12/31/2012	$10.39424	$11.45130	22,256
01/01/2013 to 12/31/2013	$11.45130	$15.35214	21,596
01/01/2014 to 12/31/2014	$15.35214	$16.66134	39,466
01/01/2015 to 12/31/2015	$16.66134	$17.99738	32,787

AST Lord Abbett Core Fixed Income Portfolio
01/28/2008 to 12/31/2008	$10.89281	$8.38953	0
01/01/2009 to 12/31/2009	$8.38953	$11.08201	6,692
01/01/2010 to 12/31/2010	$11.08201	$12.33428	6,398
01/01/2011 to 12/31/2011	$12.33428	$13.33584	5,812
01/01/2012 to 12/31/2012	$13.33584	$13.86283	5,928
01/01/2013 to 12/31/2013	$13.86283	$13.33228	6,020
01/01/2014 to 12/31/2014	$13.33228	$13.91962	8,830
01/01/2015 to 12/31/2015	$13.91962	$13.58024	15,598

AST MFS Global Equity Portfolio
01/28/2008 to 12/31/2008	$12.49646	$8.87094	222
01/01/2009 to 12/31/2009	$8.87094	$11.44852	4,567
01/01/2010 to 12/31/2010	$11.44852	$12.58852	11,176
01/01/2011 to 12/31/2011	$12.58852	$11.96714	5,867
01/01/2012 to 12/31/2012	$11.96714	$14.45384	11,046
01/01/2013 to 12/31/2013	$14.45384	$18.10409	12,567
01/01/2014 to 12/31/2014	$18.10409	$18.41149	14,773
01/01/2015 to 12/31/2015	$18.41149	$17.80334	14,800

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
01/28/2008 to 12/31/2008	$11.92868	$8.15973	0
01/01/2009 to 12/31/2009	$8.15973	$9.95377	7,371
01/01/2010 to 12/31/2010	$9.95377	$11.01704	7,855
01/01/2011 to 12/31/2011	$11.01704	$10.74757	6,683
01/01/2012 to 12/31/2012	$10.74757	$12.34872	1,327
01/01/2013 to 12/31/2013	$12.34872	$16.56683	1,193
01/01/2014 to 12/31/2014	$16.56683	$17.67384	1,088
01/01/2015 to 12/31/2015	$17.67384	$18.59801	1,472

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99846	$10.18849	0
01/01/2013 to 12/31/2013	$10.18849	$13.44856	0
01/01/2014 to 12/31/2014	$13.44856	$14.54628	0
01/01/2015 to 12/31/2015	$14.54628	$14.17185	1,471

AST Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.81273	$7.09254	0
01/01/2009 to 12/31/2009	$7.09254	$9.66687	4,858
01/01/2010 to 12/31/2010	$9.66687	$11.72633	5,260
01/01/2011 to 12/31/2011	$11.72633	$11.11083	3,578
01/01/2012 to 12/31/2012	$11.11083	$12.91074	3,835
01/01/2013 to 12/31/2013	$12.91074	$16.77719	2,629
01/01/2014 to 12/31/2014	$16.77719	$18.92898	2,502
01/01/2015 to 12/31/2015	$18.92898	$17.34838	1,987

AST Money Market Portfolio
01/28/2008 to 12/31/2008	$10.51356	$10.55683	0
01/01/2009 to 12/31/2009	$10.55683	$10.38554	4,216
01/01/2010 to 12/31/2010	$10.38554	$10.19444	3,814
01/01/2011 to 12/31/2011	$10.19444	$10.00685	9,408
01/01/2012 to 12/31/2012	$10.00685	$9.82027	6,733
01/01/2013 to 12/31/2013	$9.82027	$9.63721	15,972
01/01/2014 to 12/31/2014	$9.63721	$9.45754	4,768
01/01/2015 to 12/31/2015	$9.45754	$9.28120	3,989

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.84041	$6.77336	0
01/01/2009 to 12/31/2009	$6.77336	$9.34880	12,468
01/01/2010 to 12/31/2010	$9.34880	$11.32466	18,504
01/01/2011 to 12/31/2011	$11.32466	$10.83771	11,663
01/01/2012 to 12/31/2012	$10.83771	$12.45694	13,801
01/01/2013 to 12/31/2013	$12.45694	$17.36010	13,123
01/01/2014 to 12/31/2014	$17.36010	$19.46415	12,801
01/01/2015 to 12/31/2015	$19.46415	$18.02443	12,120

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02836	$10.06695	0
01/01/2012 to 12/31/2012	$10.06695	$10.36040	0
01/01/2013 to 12/31/2013	$10.36040	$9.87920	5,665
01/01/2014 to 12/31/2014	$9.87920	$10.19441	4,829
01/01/2015 to 10/16/2015	$10.19441	$10.14945	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$13.39894	$8.46708	1,290
01/01/2009 to 12/31/2009	$8.46708	$10.78443	1,654
01/01/2010 to 12/31/2010	$10.78443	$13.61848	1,255
01/01/2011 to 12/31/2011	$13.61848	$13.59037	704
01/01/2012 to 12/31/2012	$13.59037	$14.98812	671
01/01/2013 to 12/31/2013	$14.98812	$19.50534	606
01/01/2014 to 12/31/2014	$19.50534	$20.66130	289
01/01/2015 to 10/16/2015	$20.66130	$21.15039	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$11.00676	$7.14915	0
01/01/2009 to 12/31/2009	$7.14915	$8.59892	19,993
01/01/2010 to 12/31/2010	$8.59892	$10.14886	24,756
01/01/2011 to 04/29/2011	$10.14886	$11.37547	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.30845	27,511
01/01/2013 to 12/31/2013	$10.30845	$12.02970	26,678
01/01/2014 to 12/31/2014	$12.02970	$12.41205	35,422
01/01/2015 to 12/31/2015	$12.41205	$12.02933	24,746

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10120	$5.56843	0
01/01/2009 to 12/31/2009	$5.56843	$9.09942	32,359
01/01/2010 to 12/31/2010	$9.09942	$10.91854	41,589
01/01/2011 to 12/31/2011	$10.91854	$8.54304	29,187
01/01/2012 to 12/31/2012	$8.54304	$9.88663	32,287
01/01/2013 to 12/31/2013	$9.88663	$9.72394	42,005
01/01/2014 to 12/31/2014	$9.72394	$9.09576	42,070
01/01/2015 to 12/31/2015	$9.09576	$7.43308	42,221

AST Preservation Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$11.09607	$8.96271	6,284
01/01/2009 to 12/31/2009	$8.96271	$10.55805	87,109
01/01/2010 to 12/31/2010	$10.55805	$11.45661	157,813
01/01/2011 to 12/31/2011	$11.45661	$11.35524	152,754
01/01/2012 to 12/31/2012	$11.35524	$12.29917	217,057
01/01/2013 to 12/31/2013	$12.29917	$13.18173	304,081
01/01/2014 to 12/31/2014	$13.18173	$13.68306	218,267
01/01/2015 to 12/31/2015	$13.68306	$13.44709	188,773

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01837	$10.06686	0
01/01/2012 to 12/31/2012	$10.06686	$10.58122	0
01/01/2013 to 12/31/2013	$10.58122	$10.14377	0
01/01/2014 to 12/31/2014	$10.14377	$10.55797	0
01/01/2015 to 12/31/2015	$10.55797	$10.33332	4,060

AST Prudential Growth Allocation Portfolio
01/28/2008 to 12/31/2008	$10.65883	$6.65616	17,871
01/01/2009 to 12/31/2009	$6.65616	$8.22871	194,848
01/01/2010 to 12/31/2010	$8.22871	$9.61112	231,128
01/01/2011 to 12/31/2011	$9.61112	$8.84603	139,885
01/01/2012 to 12/31/2012	$8.84603	$9.80252	178,028
01/01/2013 to 12/31/2013	$9.80252	$11.25762	166,562
01/01/2014 to 12/31/2014	$11.25762	$12.06381	183,533
01/01/2015 to 12/31/2015	$12.06381	$11.76630	363,416

AST QMA US Equity Alpha Portfolio
01/28/2008 to 12/31/2008	$10.56943	$6.91030	0
01/01/2009 to 12/31/2009	$6.91030	$8.26135	0
01/01/2010 to 12/31/2010	$8.26135	$9.32751	0
01/01/2011 to 12/31/2011	$9.32751	$9.47038	0
01/01/2012 to 12/31/2012	$9.47038	$11.04111	0
01/01/2013 to 12/31/2013	$11.04111	$14.34896	1,260
01/01/2014 to 12/31/2014	$14.34896	$16.50528	4,904
01/01/2015 to 12/31/2015	$16.50528	$16.69627	4,988

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99845	$8.88686	0
01/01/2012 to 12/31/2012	$8.88686	$9.86852	0
01/01/2013 to 12/31/2013	$9.86852	$11.85371	0
01/01/2014 to 12/31/2014	$11.85371	$12.38895	0
01/01/2015 to 12/31/2015	$12.38895	$12.17621	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08104	$7.33582	3,160
01/01/2009 to 12/31/2009	$7.33582	$8.88278	62,367
01/01/2010 to 12/31/2010	$8.88278	$9.75608	188,331
01/01/2011 to 12/31/2011	$9.75608	$9.40046	153,263
01/01/2012 to 12/31/2012	$9.40046	$10.17351	178,973
01/01/2013 to 12/31/2013	$10.17351	$11.22577	180,391
01/01/2014 to 12/31/2014	$11.22577	$11.58269	147,680
01/01/2015 to 12/31/2015	$11.58269	$11.34785	169,895

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09921	$6.68783	6,753
01/01/2009 to 12/31/2009	$6.68783	$8.32531	98,458
01/01/2010 to 12/31/2010	$8.32531	$9.34197	216,833
01/01/2011 to 12/31/2011	$9.34197	$8.94898	157,873
01/01/2012 to 12/31/2012	$8.94898	$10.17832	200,832
01/01/2013 to 12/31/2013	$10.17832	$11.79258	212,776
01/01/2014 to 12/31/2014	$11.79258	$12.20139	202,331
01/01/2015 to 12/31/2015	$12.20139	$11.90888	318,194

AST Schroders Multi-Asset World Strategies Portfolio
01/28/2008 to 12/31/2008	$11.18601	$8.11373	9,161
01/01/2009 to 12/31/2009	$8.11373	$10.14527	99,514
01/01/2010 to 12/31/2010	$10.14527	$11.13210	203,870
01/01/2011 to 12/31/2011	$11.13210	$10.55553	149,749
01/01/2012 to 12/31/2012	$10.55553	$11.51210	167,144
01/01/2013 to 12/31/2013	$11.51210	$12.92428	172,087
01/01/2014 to 12/31/2014	$12.92428	$13.06839	162,402
01/01/2015 to 10/16/2015	$13.06839	$12.68896	0

AST Small-Cap Growth Opportunities Portfolio
01/28/2008 to 12/31/2008	$11.80129	$7.25607	1,551
01/01/2009 to 12/31/2009	$7.25607	$9.44657	419
01/01/2010 to 12/31/2010	$9.44657	$12.28759	552
01/01/2011 to 12/31/2011	$12.28759	$10.47763	13,228
01/01/2012 to 12/31/2012	$10.47763	$12.34599	13,532
01/01/2013 to 12/31/2013	$12.34599	$17.06049	13,524
01/01/2014 to 12/31/2014	$17.06049	$17.56956	13,270
01/01/2015 to 12/31/2015	$17.56956	$17.47213	11,465

AST Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.33134	$6.63894	301
01/01/2009 to 12/31/2009	$6.63894	$8.72427	2,940
01/01/2010 to 12/31/2010	$8.72427	$11.67952	3,581
01/01/2011 to 12/31/2011	$11.67952	$11.34980	2,407
01/01/2012 to 12/31/2012	$11.34980	$12.49402	2,930
01/01/2013 to 12/31/2013	$12.49402	$16.57375	2,319
01/01/2014 to 12/31/2014	$16.57375	$16.88587	2,470
01/01/2015 to 12/31/2015	$16.88587	$16.70121	2,232

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.79054	$7.99717	934
01/01/2009 to 12/31/2009	$7.99717	$9.96698	2,982
01/01/2010 to 12/31/2010	$9.96698	$12.32368	3,324
01/01/2011 to 12/31/2011	$12.32368	$11.37136	1,159
01/01/2012 to 12/31/2012	$11.37136	$13.18554	1,344
01/01/2013 to 12/31/2013	$13.18554	$17.77929	1,592
01/01/2014 to 12/31/2014	$17.77929	$18.36690	1,753
01/01/2015 to 12/31/2015	$18.36690	$17.24749	1,083

AST T. Rowe Price Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$11.34710	$8.65127	9,217
01/01/2009 to 12/31/2009	$8.65127	$10.53936	203,180
01/01/2010 to 12/31/2010	$10.53936	$11.53594	287,813
01/01/2011 to 12/31/2011	$11.53594	$11.54580	278,077
01/01/2012 to 12/31/2012	$11.54580	$12.85936	311,349
01/01/2013 to 12/31/2013	$12.85936	$14.74391	412,087
01/01/2014 to 12/31/2014	$14.74391	$15.31972	385,167
01/01/2015 to 12/31/2015	$15.31972	$15.04035	372,678

AST T. Rowe Price Equity Income Portfolio
01/28/2008 to 12/31/2008	$10.81608	$6.61400	0
01/01/2009 to 12/31/2009	$6.61400	$8.03515	30,619
01/01/2010 to 12/31/2010	$8.03515	$8.92968	36,104
01/01/2011 to 12/31/2011	$8.92968	$8.61982	21,960
01/01/2012 to 12/31/2012	$8.61982	$9.91807	19,270
01/01/2013 to 12/31/2013	$9.91807	$12.62254	29,285
01/01/2014 to 12/31/2014	$12.62254	$13.31219	36,820
01/01/2015 to 10/16/2015	$13.31219	$12.32054	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.90428	$6.47415	1,670
01/01/2009 to 12/31/2009	$6.47415	$9.74439	17,808
01/01/2010 to 12/31/2010	$9.74439	$11.07477	26,220
01/01/2011 to 12/31/2011	$11.07477	$10.68434	18,277
01/01/2012 to 12/31/2012	$10.68434	$12.32839	23,771
01/01/2013 to 12/31/2013	$12.32839	$17.42511	53,822
01/01/2014 to 12/31/2014	$17.42511	$18.52728	58,609
01/01/2015 to 12/31/2015	$18.52728	$19.92422	71,627

AST T. Rowe Price Natural Resources Portfolio
01/28/2008 to 12/31/2008	$16.53744	$9.01490	1,265
01/01/2009 to 12/31/2009	$9.01490	$13.21257	15,189
01/01/2010 to 12/31/2010	$13.21257	$15.61837	17,006
01/01/2011 to 12/31/2011	$15.61837	$13.04089	11,386
01/01/2012 to 12/31/2012	$13.04089	$13.26007	10,344
01/01/2013 to 12/31/2013	$13.26007	$15.01427	8,162
01/01/2014 to 12/31/2014	$15.01427	$13.50228	6,011
01/01/2015 to 12/31/2015	$13.50228	$10.69926	4,550

AST Templeton Global Bond Portfolio
01/28/2008 to 12/31/2008	$10.83239	$10.13233	0
01/01/2009 to 12/31/2009	$10.13233	$11.14805	7,204
01/01/2010 to 12/31/2010	$11.14805	$11.56854	8,258
01/01/2011 to 12/31/2011	$11.56854	$11.82135	7,397
01/01/2012 to 12/31/2012	$11.82135	$12.20681	7,799
01/01/2013 to 12/31/2013	$12.20681	$11.52960	8,049
01/01/2014 to 12/31/2014	$11.52960	$11.37747	8,867
01/01/2015 to 12/31/2015	$11.37747	$10.64974	6,181

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
01/28/2008 to 12/31/2008	$11.07056	$6.90477	5,883
01/01/2009 to 12/31/2009	$6.90477	$8.70257	23,967
01/01/2010 to 12/31/2010	$8.70257	$9.79034	15,158
01/01/2011 to 12/31/2011	$9.79034	$9.27604	14,045
01/01/2012 to 12/31/2012	$9.27604	$10.10482	15,657
01/01/2013 to 12/31/2013	$10.10482	$11.94966	31,767
01/01/2014 to 12/31/2014	$11.94966	$12.37239	36,497
01/01/2015 to 12/31/2015	$12.37239	$12.06497	31,339

AST Western Asset Core Plus Bond Portfolio
01/28/2008 to 12/31/2008	$10.23145	$9.28052	0
01/01/2009 to 12/31/2009	$9.28052	$10.16667	52,562
01/01/2010 to 12/31/2010	$10.16667	$10.75520	63,085
01/01/2011 to 12/31/2011	$10.75520	$11.19085	53,550
01/01/2012 to 12/31/2012	$11.19085	$11.84431	48,593
01/01/2013 to 12/31/2013	$11.84431	$11.44990	54,766
01/01/2014 to 12/31/2014	$11.44990	$12.04510	53,476
01/01/2015 to 12/31/2015	$12.04510	$11.96664	46,351

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07805	$6.63306	21,666
01/01/2009 to 12/31/2009	$6.63306	$8.46640	264,331
01/01/2010 to 12/31/2010	$8.46640	$9.15945	380,177
01/01/2011 to 12/31/2011	$9.15945	$8.83880	261,590
01/01/2012 to 09/21/2012	$8.83880	$9.88665	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: With HAV 40 bps (1.95%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02472	$12.22943	155,706
01/01/2010 to 12/31/2010	$12.22943	$13.43083	230,497
01/01/2011 to 12/31/2011	$13.43083	$12.82397	190,006
01/01/2012 to 12/31/2012	$12.82397	$14.15903	227,538
01/01/2013 to 12/31/2013	$14.15903	$15.27338	233,535
01/01/2014 to 12/31/2014	$15.27338	$15.55329	224,578
01/01/2015 to 12/31/2015	$15.55329	$14.76472	144,835

AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.03706	$12.42655	26,045
01/01/2010 to 12/31/2010	$12.42655	$13.85960	60,605
01/01/2011 to 12/31/2011	$13.85960	$13.61010	37,896
01/01/2012 to 12/31/2012	$13.61010	$15.17148	46,812
01/01/2013 to 12/31/2013	$15.17148	$17.34521	47,184
01/01/2014 to 12/31/2014	$17.34521	$18.05257	43,110
01/01/2015 to 12/31/2015	$18.05257	$17.84949	38,690

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$10.07572	$12.47459	3,519
01/01/2010 to 12/31/2010	$12.47459	$13.93020	4,948
01/01/2011 to 12/31/2011	$13.93020	$14.15216	3,975
01/01/2012 to 05/04/2012	$14.15216	$15.36293	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02354	$12.05401	322,047
01/01/2010 to 12/31/2010	$12.05401	$13.27946	401,597
01/01/2011 to 12/31/2011	$13.27946	$12.86748	359,732
01/01/2012 to 12/31/2012	$12.86748	$14.19558	404,134
01/01/2013 to 12/31/2013	$14.19558	$16.38146	403,102
01/01/2014 to 12/31/2014	$16.38146	$17.11604	384,688
01/01/2015 to 12/31/2015	$17.11604	$16.86850	367,576

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99841	$9.15050	0
01/01/2012 to 12/31/2012	$9.15050	$10.04289	0
01/01/2013 to 12/31/2013	$10.04289	$10.92007	727
01/01/2014 to 12/31/2014	$10.92007	$11.23543	9,304
01/01/2015 to 12/31/2015	$11.23543	$10.68976	4,213

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99841	$10.48099	0
01/01/2014 to 12/31/2014	$10.48099	$10.64840	0
01/01/2015 to 12/31/2015	$10.64840	$10.47321	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$9.99059	$10.49444	1,178
01/01/2010 to 12/31/2010	$10.49444	$10.69508	1,954
01/01/2011 to 12/31/2011	$10.69508	$10.72658	5,664
01/01/2012 to 12/31/2012	$10.72658	$11.01506	9,415
01/01/2013 to 12/31/2013	$11.01506	$10.56945	9,769
01/01/2014 to 12/31/2014	$10.56945	$10.35721	3,450
01/01/2015 to 12/31/2015	$10.35721	$10.20821	2,993

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$9.98246	$11.06240	101,081
01/01/2010 to 12/31/2010	$11.06240	$11.68833	171,292
01/01/2011 to 12/31/2011	$11.68833	$11.82955	160,163
01/01/2012 to 12/31/2012	$11.82955	$12.68455	166,894
01/01/2013 to 12/31/2013	$12.68455	$12.21330	92,974
01/01/2014 to 12/31/2014	$12.21330	$12.48663	82,948
01/01/2015 to 12/31/2015	$12.48663	$11.98961	65,361

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.93825	$9.61926	0
01/01/2010 to 12/31/2010	$9.61926	$10.43325	0
01/01/2011 to 12/31/2011	$10.43325	$11.22044	0
01/01/2012 to 12/31/2012	$11.22044	$11.46376	0
01/01/2013 to 12/31/2013	$11.46376	$11.16721	0
01/01/2014 to 12/31/2014	$11.16721	$11.00418	0
01/01/2015 to 12/31/2015	$11.00418	$10.76899	0

AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92268	$9.68544	0
01/01/2010 to 12/31/2010	$9.68544	$10.56279	0
01/01/2011 to 12/31/2011	$10.56279	$11.76803	0
01/01/2012 to 12/31/2012	$11.76803	$12.20245	0
01/01/2013 to 12/31/2013	$12.20245	$11.59285	0
01/01/2014 to 12/31/2014	$11.59285	$11.67372	0
01/01/2015 to 12/31/2015	$11.67372	$11.54310	0

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.90545	$9.58605	0
01/01/2010 to 12/31/2010	$9.58605	$10.47099	0
01/01/2011 to 12/31/2011	$10.47099	$11.91160	0
01/01/2012 to 12/31/2012	$11.91160	$12.36802	0
01/01/2013 to 12/31/2013	$12.36802	$11.54539	0
01/01/2014 to 12/31/2014	$11.54539	$11.80751	0
01/01/2015 to 12/31/2015	$11.80751	$11.70579	0

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88417	$9.26066	0
01/01/2010 to 12/31/2010	$9.26066	$10.15943	0
01/01/2011 to 12/31/2011	$10.15943	$11.82650	0
01/01/2012 to 12/31/2012	$11.82650	$12.33296	0
01/01/2013 to 12/31/2013	$12.33296	$11.30886	0
01/01/2014 to 12/31/2014	$11.30886	$11.77580	0
01/01/2015 to 12/31/2015	$11.77580	$11.72686	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99788	$10.99580	0
01/01/2011 to 12/31/2011	$10.99580	$12.97540	0
01/01/2012 to 12/31/2012	$12.97540	$13.59152	0
01/01/2013 to 12/31/2013	$13.59152	$12.39824	0
01/01/2014 to 12/31/2014	$12.39824	$13.09509	0
01/01/2015 to 12/31/2015	$13.09509	$13.07366	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99841	$12.00688	0
01/01/2012 to 12/31/2012	$12.00688	$12.46547	0
01/01/2013 to 12/31/2013	$12.46547	$11.03543	0
01/01/2014 to 12/31/2014	$11.03543	$11.94680	0
01/01/2015 to 12/31/2015	$11.94680	$11.96400	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99789	$10.38704	0
01/01/2013 to 12/31/2013	$10.38704	$9.14921	0
01/01/2014 to 12/31/2014	$9.14921	$10.10668	0
01/01/2015 to 12/31/2015	$10.10668	$10.18183	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99894	$8.73945	0
01/01/2014 to 12/31/2014	$8.73945	$9.82307	0
01/01/2015 to 12/31/2015	$9.82307	$9.90888	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99894	$11.28985	0
01/01/2015 to 12/31/2015	$11.28985	$11.29522	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99894	$9.92644	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14518	$10.29678	0
01/01/2010 to 12/31/2010	$10.29678	$11.48598	0
01/01/2011 to 12/31/2011	$11.48598	$10.60504	336
01/01/2012 to 12/31/2012	$10.60504	$11.77847	0
01/01/2013 to 12/31/2013	$11.77847	$15.18447	0
01/01/2014 to 12/31/2014	$15.18447	$16.42292	0
01/01/2015 to 12/31/2015	$16.42292	$15.34123	0

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03884	$12.32315	199,983
01/01/2010 to 12/31/2010	$12.32315	$13.70422	209,370
01/01/2011 to 12/31/2011	$13.70422	$13.11625	150,326
01/01/2012 to 12/31/2012	$13.11625	$14.63036	177,893
01/01/2013 to 12/31/2013	$14.63036	$17.60529	189,871
01/01/2014 to 12/31/2014	$17.60529	$18.47645	168,697
01/01/2015 to 12/31/2015	$18.47645	$18.21974	162,171

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99841	$11.63640	1,379
01/01/2014 to 12/31/2014	$11.63640	$12.96723	2,565
01/01/2015 to 12/31/2015	$12.96723	$12.26495	2,421

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61486	$14.52687	41
01/01/2010 to 12/31/2010	$14.52687	$18.33755	2,875
01/01/2011 to 12/31/2011	$18.33755	$19.17281	4,300
01/01/2012 to 12/31/2012	$19.17281	$21.69183	9,173
01/01/2013 to 12/31/2013	$21.69183	$21.94358	11,467
01/01/2014 to 12/31/2014	$21.94358	$28.17786	7,635
01/01/2015 to 12/31/2015	$28.17786	$28.97784	7,438

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99841	$9.67177	0
01/01/2014 to 12/31/2014	$9.67177	$9.97082	0
01/01/2015 to 12/31/2015	$9.97082	$9.77054	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02694	$11.98361	20,615
01/01/2010 to 12/31/2010	$11.98361	$13.32052	24,031
01/01/2011 to 12/31/2011	$13.32052	$12.74316	19,180
01/01/2012 to 12/31/2012	$12.74316	$14.20334	24,365
01/01/2013 to 12/31/2013	$14.20334	$16.60998	32,161
01/01/2014 to 12/31/2014	$16.60998	$17.22400	31,053
01/01/2015 to 10/16/2015	$17.22400	$17.14511	0

AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01321	$12.30994	65,487
01/01/2010 to 12/31/2010	$12.30994	$13.80890	84,711
01/01/2011 to 12/31/2011	$13.80890	$13.34133	73,459
01/01/2012 to 12/31/2012	$13.34133	$14.47747	78,783
01/01/2013 to 12/31/2013	$14.47747	$16.29666	74,223
01/01/2014 to 12/31/2014	$16.29666	$16.48864	71,554
01/01/2015 to 12/31/2015	$16.48864	$16.33350	62,367

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99842	$10.72870	130,442
01/01/2013 to 12/31/2013	$10.72870	$13.09882	118,663
01/01/2014 to 12/31/2014	$13.09882	$13.25657	115,680
01/01/2015 to 10/16/2015	$13.25657	$12.67542	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99841	$10.79692	1,241
01/01/2014 to 12/31/2014	$10.79692	$10.86146	1,273
01/01/2015 to 10/16/2015	$10.86146	$10.34550	0

AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.85947	$13.95016	1,177
01/01/2010 to 12/31/2010	$13.95016	$16.44739	3,739
01/01/2011 to 12/31/2011	$16.44739	$15.32029	2,335
01/01/2012 to 12/31/2012	$15.32029	$19.05468	4,433
01/01/2013 to 12/31/2013	$19.05468	$19.50272	10,471
01/01/2014 to 12/31/2014	$19.50272	$21.79318	9,978
01/01/2015 to 12/31/2015	$21.79318	$21.35711	8,255

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$10.04667	$12.85313	2,436
01/01/2010 to 12/31/2010	$12.85313	$13.90429	6,366
01/01/2011 to 12/31/2011	$13.90429	$13.09897	7,971
01/01/2012 to 12/31/2012	$13.09897	$15.38733	6,381
01/01/2013 to 12/31/2013	$15.38733	$19.58170	5,630
01/01/2014 to 02/07/2014	$19.58170	$19.25852	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12468	$12.21751	2,912
01/01/2010 to 12/31/2010	$12.21751	$13.52811	4,092
01/01/2011 to 12/31/2011	$13.52811	$12.53734	4,800
01/01/2012 to 12/31/2012	$12.53734	$14.71569	3,368
01/01/2013 to 12/31/2013	$14.71569	$19.27594	3,540
01/01/2014 to 12/31/2014	$19.27594	$21.39027	7,544
01/01/2015 to 12/31/2015	$21.39027	$20.01155	10,517

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.05971	$13.49906	5,476
01/01/2010 to 12/31/2010	$13.49906	$15.86600	5,874
01/01/2011 to 12/31/2011	$15.86600	$15.09953	3,656
01/01/2012 to 12/31/2012	$15.09953	$17.71525	4,127
01/01/2013 to 12/31/2013	$17.71525	$22.97023	18,272
01/01/2014 to 12/31/2014	$22.97023	$25.12814	20,863
01/01/2015 to 12/31/2015	$25.12814	$23.24614	17,789

AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02472	$11.87199	57,797
01/01/2010 to 12/31/2010	$11.87199	$12.99556	85,316
01/01/2011 to 12/31/2011	$12.99556	$12.68275	80,242
01/01/2012 to 12/31/2012	$12.68275	$13.69989	85,138
01/01/2013 to 12/31/2013	$13.69989	$14.75766	79,047
01/01/2014 to 12/31/2014	$14.75766	$15.06034	76,952
01/01/2015 to 12/31/2015	$15.06034	$14.63787	69,435

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95325	$12.77276	3,394
01/01/2010 to 12/31/2010	$12.77276	$15.88201	2,077
01/01/2011 to 12/31/2011	$15.88201	$15.78149	2,538
01/01/2012 to 12/31/2012	$15.78149	$17.90792	1,814
01/01/2013 to 12/31/2013	$17.90792	$24.38308	2,869
01/01/2014 to 12/31/2014	$24.38308	$25.63821	4,688
01/01/2015 to 12/31/2015	$25.63821	$23.76601	3,231

AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.09832	$12.77034	2,163
01/01/2010 to 12/31/2010	$12.77034	$14.08474	2,181
01/01/2011 to 12/31/2011	$14.08474	$13.74775	1,058
01/01/2012 to 12/31/2012	$13.74775	$15.29152	1,263
01/01/2013 to 12/31/2013	$15.29152	$20.19327	1,126
01/01/2014 to 12/31/2014	$20.19327	$20.11564	1,111
01/01/2015 to 12/31/2015	$20.11564	$18.53439	1,162

AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.01714	$12.52966	917
01/01/2010 to 12/31/2010	$12.52966	$13.94919	1,659
01/01/2011 to 12/31/2011	$13.94919	$14.11698	1,350
01/01/2012 to 12/31/2012	$14.11698	$15.76773	3,059
01/01/2013 to 12/31/2013	$15.76773	$16.57675	1,428
01/01/2014 to 12/31/2014	$16.57675	$16.67561	3,030
01/01/2015 to 12/31/2015	$16.67561	$15.77372	3,105

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14326	$13.28533	1,112
01/01/2010 to 12/31/2010	$13.28533	$14.92060	1,815
01/01/2011 to 12/31/2011	$14.92060	$12.74401	714
01/01/2012 to 12/31/2012	$12.74401	$15.04565	778
01/01/2013 to 12/31/2013	$15.04565	$17.57026	572
01/01/2014 to 12/31/2014	$17.57026	$16.28200	330
01/01/2015 to 12/31/2015	$16.28200	$16.47336	543

AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.11776	$13.11671	1,008
01/01/2010 to 12/31/2010	$13.11671	$14.29181	2,249
01/01/2011 to 12/31/2011	$14.29181	$12.25942	1,135
01/01/2012 to 12/31/2012	$12.25942	$14.02985	1,205
01/01/2013 to 12/31/2013	$14.02985	$16.44049	1,082
01/01/2014 to 12/31/2014	$16.44049	$15.04489	939
01/01/2015 to 12/31/2015	$15.04489	$14.87771	1,278

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$9.98134	$10.85750	0
01/01/2010 to 12/31/2010	$10.85750	$11.80119	5,091
01/01/2011 to 12/31/2011	$11.80119	$13.01645	466,287
01/01/2012 to 12/31/2012	$13.01645	$13.96741	163,038
01/01/2013 to 12/31/2013	$13.96741	$13.26421	62,452
01/01/2014 to 12/31/2014	$13.26421	$13.88604	60,503
01/01/2015 to 12/31/2015	$13.88604	$13.78020	246,270

AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04108	$12.26108	56,060
01/01/2010 to 12/31/2010	$12.26108	$13.68833	69,742
01/01/2011 to 12/31/2011	$13.68833	$13.35045	50,945
01/01/2012 to 12/31/2012	$13.35045	$14.87346	64,745
01/01/2013 to 12/31/2013	$14.87346	$16.96442	68,196
01/01/2014 to 12/31/2014	$16.96442	$17.69896	67,196
01/01/2015 to 12/31/2015	$17.69896	$17.17857	66,401

AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.12742	$13.60349	10,943
01/01/2010 to 12/31/2010	$13.60349	$14.30022	15,650
01/01/2011 to 12/31/2011	$14.30022	$12.74350	11,511
01/01/2012 to 12/31/2012	$12.74350	$15.23803	12,773
01/01/2013 to 12/31/2013	$15.23803	$17.24255	12,750
01/01/2014 to 12/31/2014	$17.24255	$15.83614	12,424
01/01/2015 to 12/31/2015	$15.83614	$15.09904	9,494

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.07983	$11.67943	32,958
01/01/2010 to 12/31/2010	$11.67943	$12.29454	47,971
01/01/2011 to 12/31/2011	$12.29454	$12.08786	49,011
01/01/2012 to 12/31/2012	$12.08786	$13.12718	46,323
01/01/2013 to 12/31/2013	$13.12718	$14.29659	50,414
01/01/2014 to 12/31/2014	$14.29659	$14.78733	47,368
01/01/2015 to 12/31/2015	$14.78733	$14.47795	42,671

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08380	$10.28698	0
01/01/2010 to 12/31/2010	$10.28698	$11.23222	0
01/01/2011 to 12/31/2011	$11.23222	$11.09062	0
01/01/2012 to 12/31/2012	$11.09062	$12.53028	0
01/01/2013 to 12/31/2013	$12.53028	$16.77603	0
01/01/2014 to 12/31/2014	$16.77603	$18.01909	0
01/01/2015 to 12/31/2015	$18.01909	$19.55398	0

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06270	$12.74667	2,810
01/01/2010 to 12/31/2010	$12.74667	$14.14819	2,820
01/01/2011 to 12/31/2011	$14.14819	$13.29726	2,672
01/01/2012 to 12/31/2012	$13.29726	$15.24503	2,759
01/01/2013 to 12/31/2013	$15.24503	$20.91410	9,808
01/01/2014 to 12/31/2014	$20.91410	$23.33405	9,368
01/01/2015 to 12/31/2015	$23.33405	$21.09411	6,254

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00733	$12.72864	9,789
01/01/2010 to 12/31/2010	$12.72864	$14.95140	11,438
01/01/2011 to 12/31/2011	$14.95140	$14.53184	7,740
01/01/2012 to 12/31/2012	$14.53184	$16.00178	9,279
01/01/2013 to 12/31/2013	$16.00178	$21.44225	9,096
01/01/2014 to 12/31/2014	$21.44225	$23.25943	12,200
01/01/2015 to 12/31/2015	$23.25943	$25.11237	9,871

AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$10.03391	$12.09710	1,647
01/01/2010 to 12/31/2010	$12.09710	$13.45763	5,368
01/01/2011 to 12/31/2011	$13.45763	$14.54337	5,654
01/01/2012 to 12/31/2012	$14.54337	$15.11073	12,126
01/01/2013 to 12/31/2013	$15.11073	$14.52525	8,298
01/01/2014 to 12/31/2014	$14.52525	$15.15769	9,343
01/01/2015 to 12/31/2015	$15.15769	$14.78095	29,232

AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07246	$13.37974	3,689
01/01/2010 to 12/31/2010	$13.37974	$14.70491	6,362
01/01/2011 to 12/31/2011	$14.70491	$13.97222	4,327
01/01/2012 to 12/31/2012	$13.97222	$16.86736	6,026
01/01/2013 to 12/31/2013	$16.86736	$21.11684	6,017
01/01/2014 to 12/31/2014	$21.11684	$21.46497	6,867
01/01/2015 to 12/31/2015	$21.46497	$20.74591	8,071

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.02825	$12.16473	978
01/01/2010 to 12/31/2010	$12.16473	$13.45761	1,233
01/01/2011 to 12/31/2011	$13.45761	$13.12223	870
01/01/2012 to 12/31/2012	$13.12223	$15.06982	994
01/01/2013 to 12/31/2013	$15.06982	$20.20752	2,060
01/01/2014 to 12/31/2014	$20.20752	$21.54740	2,927
01/01/2015 to 12/31/2015	$21.54740	$22.66308	1,621

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99842	$10.18671	0
01/01/2013 to 12/31/2013	$10.18671	$13.43964	0
01/01/2014 to 12/31/2014	$13.43964	$14.52945	0
01/01/2015 to 12/31/2015	$14.52945	$14.14846	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98590	$13.24524	2,145
01/01/2010 to 12/31/2010	$13.24524	$16.05923	2,911
01/01/2011 to 12/31/2011	$16.05923	$15.20886	2,249
01/01/2012 to 12/31/2012	$15.20886	$17.66406	2,441
01/01/2013 to 12/31/2013	$17.66406	$22.94256	3,786
01/01/2014 to 12/31/2014	$22.94256	$25.87248	2,945
01/01/2015 to 12/31/2015	$25.87248	$23.70041	4,588

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$9.99969	$9.87777	29,155
01/01/2010 to 12/31/2010	$9.87777	$9.69131	53,544
01/01/2011 to 12/31/2011	$9.69131	$9.50835	1,440
01/01/2012 to 12/31/2012	$9.50835	$9.32702	1,858
01/01/2013 to 12/31/2013	$9.32702	$9.14853	2,201
01/01/2014 to 12/31/2014	$9.14853	$8.97343	2,917
01/01/2015 to 12/31/2015	$8.97343	$8.80185	2,360

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13105	$13.73161	3,347
01/01/2010 to 12/31/2010	$13.73161	$16.62562	3,186
01/01/2011 to 12/31/2011	$16.62562	$15.90297	3,246
01/01/2012 to 12/31/2012	$15.90297	$18.27003	3,129
01/01/2013 to 12/31/2013	$18.27003	$25.44872	4,934
01/01/2014 to 12/31/2014	$25.44872	$28.51908	5,645
01/01/2015 to 12/31/2015	$28.51908	$26.39664	5,372

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02832	$10.06611	0
01/01/2012 to 12/31/2012	$10.06611	$10.35436	0
01/01/2013 to 12/31/2013	$10.35436	$9.86850	38,369
01/01/2014 to 12/31/2014	$9.86850	$10.17831	40,705
01/01/2015 to 10/16/2015	$10.17831	$10.12948	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.97681	$12.37664	539
01/01/2010 to 12/31/2010	$12.37664	$15.62143	1,224
01/01/2011 to 12/31/2011	$15.62143	$15.58152	1,101
01/01/2012 to 12/31/2012	$15.58152	$17.17555	966
01/01/2013 to 12/31/2013	$17.17555	$22.34107	2,140
01/01/2014 to 12/31/2014	$22.34107	$23.65350	1,941
01/01/2015 to 10/16/2015	$23.65350	$24.20405	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.93464	$12.07932	2,060
01/01/2010 to 12/31/2010	$12.07932	$14.24972	3,401
01/01/2011 to 04/29/2011	$14.24972	$15.96932	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99842	$10.30497	7,238
01/01/2013 to 12/31/2013	$10.30497	$12.01975	23,348
01/01/2014 to 12/31/2014	$12.01975	$12.39565	22,306
01/01/2015 to 12/31/2015	$12.39565	$12.00762	20,332

AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05442	$14.81166	3,898
01/01/2010 to 12/31/2010	$14.81166	$17.76396	7,953
01/01/2011 to 12/31/2011	$17.76396	$13.89229	5,758
01/01/2012 to 12/31/2012	$13.89229	$16.06935	6,929
01/01/2013 to 12/31/2013	$16.06935	$15.79714	7,617
01/01/2014 to 12/31/2014	$15.79714	$14.76931	6,231
01/01/2015 to 12/31/2015	$14.76931	$12.06351	4,863

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02102	$11.61945	135,200
01/01/2010 to 12/31/2010	$11.61945	$12.60207	156,336
01/01/2011 to 12/31/2011	$12.60207	$12.48452	181,320
01/01/2012 to 12/31/2012	$12.48452	$13.51575	185,165
01/01/2013 to 12/31/2013	$13.51575	$14.47848	151,684
01/01/2014 to 12/31/2014	$14.47848	$15.02176	138,340
01/01/2015 to 12/31/2015	$15.02176	$14.75560	146,444

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01833	$10.06597	0
01/01/2012 to 12/31/2012	$10.06597	$10.57501	0
01/01/2013 to 12/31/2013	$10.57501	$10.13283	7,966
01/01/2014 to 12/31/2014	$10.13283	$10.54139	7,651
01/01/2015 to 12/31/2015	$10.54139	$10.31204	16,780

AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98521	$12.16947	156,193
01/01/2010 to 12/31/2010	$12.16947	$14.20708	158,595
01/01/2011 to 12/31/2011	$14.20708	$13.06962	109,197
01/01/2012 to 12/31/2012	$13.06962	$14.47559	146,449
01/01/2013 to 12/31/2013	$14.47559	$16.61628	143,995
01/01/2014 to 12/31/2014	$16.61628	$17.79750	145,918
01/01/2015 to 12/31/2015	$17.79750	$17.35014	205,251

AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.07719	$12.82018	573
01/01/2010 to 12/31/2010	$12.82018	$14.46757	3,228
01/01/2011 to 12/31/2011	$14.46757	$14.68191	1,794
01/01/2012 to 12/31/2012	$14.68191	$17.10866	2,129
01/01/2013 to 12/31/2013	$17.10866	$22.22337	8,836
01/01/2014 to 12/31/2014	$22.22337	$25.55053	8,296
01/01/2015 to 12/31/2015	$25.55053	$25.83362	10,046

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99841	$8.88392	0
01/01/2012 to 12/31/2012	$8.88392	$9.86031	0
01/01/2013 to 12/31/2013	$9.86031	$11.83798	0
01/01/2014 to 12/31/2014	$11.83798	$12.36636	0
01/01/2015 to 12/31/2015	$12.36636	$12.14803	0

AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.03990	$11.95029	15,681
01/01/2010 to 12/31/2010	$11.95029	$13.11882	51,373
01/01/2011 to 12/31/2011	$13.11882	$12.63456	41,911
01/01/2012 to 12/31/2012	$12.63456	$13.66670	49,839
01/01/2013 to 12/31/2013	$13.66670	$15.07275	52,028
01/01/2014 to 12/31/2014	$15.07275	$15.54433	51,427
01/01/2015 to 12/31/2015	$15.54433	$15.22173	41,227

AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$10.05245	$12.35611	9,906
01/01/2010 to 12/31/2010	$12.35611	$13.85815	59,090
01/01/2011 to 12/31/2011	$13.85815	$13.26883	45,408
01/01/2012 to 12/31/2012	$13.26883	$15.08440	57,202
01/01/2013 to 12/31/2013	$15.08440	$17.46806	66,495
01/01/2014 to 12/31/2014	$17.46806	$18.06478	65,824
01/01/2015 to 12/31/2015	$18.06478	$17.62315	124,445

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$10.08085	$12.39836	56,249
01/01/2010 to 12/31/2010	$12.39836	$13.59785	90,661
01/01/2011 to 12/31/2011	$13.59785	$12.88722	59,400
01/01/2012 to 12/31/2012	$12.88722	$14.04822	74,412
01/01/2013 to 12/31/2013	$14.04822	$15.76382	79,047
01/01/2014 to 12/31/2014	$15.76382	$15.93171	77,351
01/01/2015 to 10/16/2015	$15.93171	$15.46319	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98067	$12.99734	571
01/01/2010 to 12/31/2010	$12.99734	$16.89809	1,309
01/01/2011 to 12/31/2011	$16.89809	$14.40189	3,702
01/01/2012 to 12/31/2012	$14.40189	$16.96161	3,981
01/01/2013 to 12/31/2013	$16.96161	$23.42720	4,940
01/01/2014 to 12/31/2014	$23.42720	$24.11445	3,614
01/01/2015 to 12/31/2015	$24.11445	$23.96900	3,596

AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00835	$13.14833	0
01/01/2010 to 12/31/2010	$13.14833	$17.59375	0
01/01/2011 to 12/31/2011	$17.59375	$17.08879	0
01/01/2012 to 12/31/2012	$17.08879	$18.80226	0
01/01/2013 to 12/31/2013	$18.80226	$24.92978	1,658
01/01/2014 to 12/31/2014	$24.92978	$25.38680	1,140
01/01/2015 to 12/31/2015	$25.38680	$25.09686	1,500

AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.97563	$12.95541	0
01/01/2010 to 12/31/2010	$12.95541	$16.01106	732
01/01/2011 to 12/31/2011	$16.01106	$14.76666	1,110
01/01/2012 to 12/31/2012	$14.76666	$17.11423	1,029
01/01/2013 to 12/31/2013	$17.11423	$23.06551	3,667
01/01/2014 to 12/31/2014	$23.06551	$23.81628	4,428
01/01/2015 to 12/31/2015	$23.81628	$22.35385	4,412

AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03838	$12.15888	155,062
01/01/2010 to 12/31/2010	$12.15888	$13.30202	171,666
01/01/2011 to 12/31/2011	$13.30202	$13.30691	139,092
01/01/2012 to 12/31/2012	$13.30691	$14.81356	161,350
01/01/2013 to 12/31/2013	$14.81356	$16.97618	164,202
01/01/2014 to 12/31/2014	$16.97618	$17.63046	159,889
01/01/2015 to 12/31/2015	$17.63046	$17.30044	178,944

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$10.10014	$12.91774	5,580
01/01/2010 to 12/31/2010	$12.91774	$14.34884	6,842
01/01/2011 to 12/31/2011	$14.34884	$13.84402	4,793
01/01/2012 to 12/31/2012	$13.84402	$15.92130	5,676
01/01/2013 to 12/31/2013	$15.92130	$20.25283	6,398
01/01/2014 to 12/31/2014	$20.25283	$21.34885	7,483
01/01/2015 to 10/16/2015	$21.34885	$19.75087	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98699	$13.17447	8,187
01/01/2010 to 12/31/2010	$13.17447	$14.96577	9,415
01/01/2011 to 12/31/2011	$14.96577	$14.43104	8,226
01/01/2012 to 12/31/2012	$14.43104	$16.64347	14,910
01/01/2013 to 12/31/2013	$16.64347	$23.51273	24,376
01/01/2014 to 12/31/2014	$23.51273	$24.98767	25,016
01/01/2015 to 12/31/2015	$24.98767	$26.85854	18,511

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30108	$13.76951	13,807
01/01/2010 to 12/31/2010	$13.76951	$16.26883	22,069
01/01/2011 to 12/31/2011	$16.26883	$13.57744	25,322
01/01/2012 to 12/31/2012	$13.57744	$13.79902	32,694
01/01/2013 to 12/31/2013	$13.79902	$15.61693	22,004
01/01/2014 to 12/31/2014	$15.61693	$14.03743	24,603
01/01/2015 to 12/31/2015	$14.03743	$11.11786	19,861

AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.01739	$11.11682	2,027
01/01/2010 to 12/31/2010	$11.11682	$11.53051	5,017
01/01/2011 to 12/31/2011	$11.53051	$11.77677	4,249
01/01/2012 to 12/31/2012	$11.77677	$12.15478	5,035
01/01/2013 to 12/31/2013	$12.15478	$11.47475	13,219
01/01/2014 to 12/31/2014	$11.47475	$11.31784	13,923
01/01/2015 to 12/31/2015	$11.31784	$10.58869	10,422

AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06178	$12.77693	0
01/01/2010 to 12/31/2010	$12.77693	$14.36696	0
01/01/2011 to 12/31/2011	$14.36696	$13.60557	3,701
01/01/2012 to 12/31/2012	$13.60557	$14.81394	5,643
01/01/2013 to 12/31/2013	$14.81394	$17.50990	4,970
01/01/2014 to 12/31/2014	$17.50990	$18.12031	3,750
01/01/2015 to 12/31/2015	$18.12031	$17.66125	2,198

AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.98914	$10.76877	26,254
01/01/2010 to 12/31/2010	$10.76877	$11.38650	56,860
01/01/2011 to 12/31/2011	$11.38650	$11.84188	47,193
01/01/2012 to 12/31/2012	$11.84188	$12.52719	46,465
01/01/2013 to 12/31/2013	$12.52719	$12.10414	33,740
01/01/2014 to 12/31/2014	$12.10414	$12.72711	29,465
01/01/2015 to 12/31/2015	$12.72711	$12.63797	22,485

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$10.07065	$12.83927	87,129
01/01/2010 to 12/31/2010	$12.83927	$13.88351	139,902
01/01/2011 to 12/31/2011	$13.88351	$13.39083	82,039
01/01/2012 to 09/21/2012	$13.39083	$14.97302	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 Only HAV and HD GRO OR HD

GRO 60 bps (2.15%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.38880	$10.95680	984,985
01/01/2007 to 12/31/2007	$10.95680	$11.71266	2,558,143
01/01/2008 to 12/31/2008	$11.71266	$7.81625	2,684,150
01/01/2009 to 12/31/2009	$7.81625	$9.51550	2,585,673
01/01/2010 to 12/31/2010	$9.51550	$10.42979	2,528,955
01/01/2011 to 12/31/2011	$10.42979	$9.93908	2,381,304
01/01/2012 to 12/31/2012	$9.93908	$10.95233	2,293,332
01/01/2013 to 12/31/2013	$10.95233	$11.79135	2,081,597
01/01/2014 to 12/31/2014	$11.79135	$11.98395	1,999,223
01/01/2015 to 12/31/2015	$11.98395	$11.35404	1,838,222

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$10.14338	$10.62093	101,351
01/01/2007 to 12/31/2007	$10.62093	$11.38468	323,329
01/01/2008 to 12/31/2008	$11.38468	$7.82320	411,881
01/01/2009 to 12/31/2009	$7.82320	$9.66501	405,643
01/01/2010 to 12/31/2010	$9.66501	$10.75845	408,031
01/01/2011 to 12/31/2011	$10.75845	$10.54414	447,743
01/01/2012 to 12/31/2012	$10.54414	$11.73066	448,691
01/01/2013 to 12/31/2013	$11.73066	$13.38514	452,274
01/01/2014 to 12/31/2014	$13.38514	$13.90376	442,767
01/01/2015 to 12/31/2015	$13.90376	$13.72034	433,931

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$10.69604	$11.77553	0
01/01/2007 to 12/31/2007	$11.77553	$11.51406	0
01/01/2008 to 12/31/2008	$11.51406	$7.35512	0
01/01/2009 to 12/31/2009	$7.35512	$8.48006	955
01/01/2010 to 12/31/2010	$8.48006	$9.45099	1,463
01/01/2011 to 12/31/2011	$9.45099	$9.58274	297
01/01/2012 to 05/04/2012	$9.58274	$10.39565	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.33925	$10.84933	262,072
01/01/2007 to 12/31/2007	$10.84933	$11.58366	863,900
01/01/2008 to 12/31/2008	$11.58366	$8.08498	1,124,426
01/01/2009 to 12/31/2009	$8.08498	$9.75872	1,177,713
01/01/2010 to 12/31/2010	$9.75872	$10.72990	1,117,527
01/01/2011 to 12/31/2011	$10.72990	$10.37669	992,099
01/01/2012 to 12/31/2012	$10.37669	$11.42526	980,480
01/01/2013 to 12/31/2013	$11.42526	$13.15871	951,892
01/01/2014 to 12/31/2014	$13.15871	$13.72184	935,093
01/01/2015 to 12/31/2015	$13.72184	$13.49691	853,181

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99767	$9.13787	2,049
01/01/2012 to 12/31/2012	$9.13787	$10.00940	6,178
01/01/2013 to 12/31/2013	$10.00940	$10.86224	21,339
01/01/2014 to 12/31/2014	$10.86224	$11.15414	21,204
01/01/2015 to 12/31/2015	$11.15414	$10.59169	17,482

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99825	$10.46698	182
01/01/2014 to 12/31/2014	$10.46698	$10.61323	182
01/01/2015 to 12/31/2015	$10.61323	$10.41815	4,649

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$10.02208	$10.18235	0
01/01/2007 to 12/31/2007	$10.18235	$10.64459	0
01/01/2008 to 12/31/2008	$10.64459	$10.53674	0
01/01/2009 to 12/31/2009	$10.53674	$11.37025	0
01/01/2010 to 12/31/2010	$11.37025	$11.56490	5,769
01/01/2011 to 12/31/2011	$11.56490	$11.57644	2,885
01/01/2012 to 12/31/2012	$11.57644	$11.86441	0
01/01/2013 to 12/31/2013	$11.86441	$11.36215	0
01/01/2014 to 12/31/2014	$11.36215	$11.11228	0
01/01/2015 to 12/31/2015	$11.11228	$10.93103	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97090	$10.27161	0
01/01/2007 to 12/31/2007	$10.27161	$10.88965	0
01/01/2008 to 12/31/2008	$10.88965	$10.41948	0
01/01/2009 to 12/31/2009	$10.41948	$11.88583	3,056
01/01/2010 to 12/31/2010	$11.88583	$12.53367	11,998
01/01/2011 to 12/31/2011	$12.53367	$12.66037	4,729
01/01/2012 to 12/31/2012	$12.66037	$13.54882	2,500
01/01/2013 to 12/31/2013	$13.54882	$13.01993	811
01/01/2014 to 12/31/2014	$13.01993	$13.28517	1,555
01/01/2015 to 12/31/2015	$13.28517	$12.73133	1,295

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99883	$9.34895	0
01/01/2010 to 12/31/2010	$9.34895	$10.12019	0
01/01/2011 to 12/31/2011	$10.12019	$10.86255	0
01/01/2012 to 12/31/2012	$10.86255	$11.07639	0
01/01/2013 to 12/31/2013	$11.07639	$10.76868	0
01/01/2014 to 12/31/2014	$10.76868	$10.59064	0
01/01/2015 to 12/31/2015	$10.59064	$10.34380	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99826	$12.00012	3,347
01/01/2009 to 12/31/2009	$12.00012	$11.03670	16,371
01/01/2010 to 12/31/2010	$11.03670	$12.01294	17,593
01/01/2011 to 12/31/2011	$12.01294	$13.35765	0
01/01/2012 to 12/31/2012	$13.35765	$13.82354	0
01/01/2013 to 12/31/2013	$13.82354	$13.10722	0
01/01/2014 to 12/31/2014	$13.10722	$13.17292	0
01/01/2015 to 12/31/2015	$13.17292	$13.00013	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99826	$12.06868	467
01/01/2009 to 12/31/2009	$12.06868	$10.90486	1,719
01/01/2010 to 12/31/2010	$10.90486	$11.88816	0
01/01/2011 to 12/31/2011	$11.88816	$13.49739	0
01/01/2012 to 12/31/2012	$13.49739	$13.98700	0
01/01/2013 to 12/31/2013	$13.98700	$13.03100	0
01/01/2014 to 12/31/2014	$13.03100	$13.30075	0
01/01/2015 to 12/31/2015	$13.30075	$13.16031	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99883	$8.76162	0
01/01/2010 to 12/31/2010	$8.76162	$9.59316	86,467
01/01/2011 to 12/31/2011	$9.59316	$11.14555	3,629
01/01/2012 to 12/31/2012	$11.14555	$11.60016	0
01/01/2013 to 12/31/2013	$11.60016	$10.61606	7,449
01/01/2014 to 12/31/2014	$10.61606	$11.03272	6,214
01/01/2015 to 12/31/2015	$11.03272	$10.96546	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99767	$10.97418	34,183
01/01/2011 to 12/31/2011	$10.97418	$12.92454	171,247
01/01/2012 to 12/31/2012	$12.92454	$13.51172	93,962
01/01/2013 to 12/31/2013	$13.51172	$12.30125	873
01/01/2014 to 12/31/2014	$12.30125	$12.96721	0
01/01/2015 to 12/31/2015	$12.96721	$12.92067	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99825	$11.98335	55,970
01/01/2012 to 12/31/2012	$11.98335	$12.41671	89,037
01/01/2013 to 12/31/2013	$12.41671	$10.97074	5,914
01/01/2014 to 12/31/2014	$10.97074	$11.85345	5,906
01/01/2015 to 12/31/2015	$11.85345	$11.84723	5,913

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99767	$10.36658	4,470
01/01/2013 to 12/31/2013	$10.36658	$9.11332	172,267
01/01/2014 to 12/31/2014	$9.11332	$10.04730	59,254
01/01/2015 to 12/31/2015	$10.04730	$10.10215	8,189

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99883	$8.72233	154,802
01/01/2014 to 12/31/2014	$8.72233	$9.78466	69,304
01/01/2015 to 12/31/2015	$9.78466	$9.85078	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99883	$11.26778	36,347
01/01/2015 to 12/31/2015	$11.26778	$11.25110	202,533

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99883	$9.90696	22,710

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14502	$10.29414	0
01/01/2010 to 12/31/2010	$10.29414	$11.46057	0
01/01/2011 to 12/31/2011	$11.46057	$10.56090	0
01/01/2012 to 12/31/2012	$10.56090	$11.70643	0
01/01/2013 to 12/31/2013	$11.70643	$15.06200	0
01/01/2014 to 12/31/2014	$15.06200	$16.25868	0
01/01/2015 to 12/31/2015	$16.25868	$15.15797	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.50780	$11.13289	689,026
01/01/2007 to 12/31/2007	$11.13289	$11.95767	1,592,316
01/01/2008 to 12/31/2008	$11.95767	$7.61582	1,859,769
01/01/2009 to 12/31/2009	$7.61582	$9.34393	1,812,334
01/01/2010 to 12/31/2010	$9.34393	$10.37074	1,767,556
01/01/2011 to 12/31/2011	$10.37074	$9.90639	1,650,713
01/01/2012 to 12/31/2012	$9.90639	$11.02837	1,555,937
01/01/2013 to 12/31/2013	$11.02837	$13.24495	1,561,781
01/01/2014 to 12/31/2014	$13.24495	$13.87306	1,553,356
01/01/2015 to 12/31/2015	$13.87306	$13.65344	1,465,722

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99825	$11.61702	0
01/01/2014 to 12/31/2014	$11.61702	$12.92033	0
01/01/2015 to 12/31/2015	$12.92033	$12.19660	0

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$13.11328	$16.02423	0
01/01/2007 to 12/31/2007	$16.02423	$12.55783	0
01/01/2008 to 12/31/2008	$12.55783	$7.98401	0
01/01/2009 to 12/31/2009	$7.98401	$10.31138	0
01/01/2010 to 12/31/2010	$10.31138	$12.99078	504
01/01/2011 to 12/31/2011	$12.99078	$13.55593	73
01/01/2012 to 12/31/2012	$13.55593	$15.30693	118
01/01/2013 to 12/31/2013	$15.30693	$15.45428	23
01/01/2014 to 12/31/2014	$15.45428	$19.80618	107
01/01/2015 to 12/31/2015	$19.80618	$20.32859	43

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.22169	$11.71792	0
01/01/2007 to 12/31/2007	$11.71792	$9.43198	0
01/01/2008 to 07/18/2008	$9.43198	$8.61999	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99825	$9.65873	1,835
01/01/2014 to 12/31/2014	$9.65873	$9.93793	1,835
01/01/2015 to 12/31/2015	$9.93793	$9.71925	33,851

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10348	$7.48354	14,194
01/01/2009 to 12/31/2009	$7.48354	$8.88137	16,736
01/01/2010 to 12/31/2010	$8.88137	$9.85295	18,386
01/01/2011 to 12/31/2011	$9.85295	$9.40740	21,314
01/01/2012 to 12/31/2012	$9.40740	$10.46483	26,619
01/01/2013 to 12/31/2013	$10.46483	$12.21404	23,545
01/01/2014 to 12/31/2014	$12.21404	$12.64070	25,915
01/01/2015 to 10/16/2015	$12.64070	$12.56323	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$10.04361	$10.54213	84,281
01/01/2007 to 12/31/2007	$10.54213	$11.20213	325,977
01/01/2008 to 12/31/2008	$11.20213	$7.18420	338,203
01/01/2009 to 12/31/2009	$7.18420	$8.71044	405,249
01/01/2010 to 12/31/2010	$8.71044	$9.75195	412,281
01/01/2011 to 12/31/2011	$9.75195	$9.40336	379,639
01/01/2012 to 12/31/2012	$9.40336	$10.18410	395,793
01/01/2013 to 12/31/2013	$10.18410	$11.44134	387,986
01/01/2014 to 12/31/2014	$11.44134	$11.55347	389,012
01/01/2015 to 12/31/2015	$11.55347	$11.42231	361,580

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99826	$7.45733	5,874
01/01/2009 to 11/13/2009	$7.45733	$8.30710	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.71445	40,068
01/01/2013 to 12/31/2013	$10.71445	$13.05594	45,140
01/01/2014 to 12/31/2014	$13.05594	$13.18731	42,323
01/01/2015 to 10/16/2015	$13.18731	$12.58954	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99825	$10.78251	1,225
01/01/2014 to 12/31/2014	$10.78251	$10.82567	1,225
01/01/2015 to 10/16/2015	$10.82567	$10.29550	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17493	$6.10058	641
01/01/2009 to 12/31/2009	$6.10058	$8.06833	1,402
01/01/2010 to 12/31/2010	$8.06833	$9.49404	1,184
01/01/2011 to 12/31/2011	$9.49404	$8.82617	566
01/01/2012 to 12/31/2012	$8.82617	$10.95611	581
01/01/2013 to 12/31/2013	$10.95611	$11.19183	148
01/01/2014 to 12/31/2014	$11.19183	$12.48181	349
01/01/2015 to 12/31/2015	$12.48181	$12.20812	191

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$11.21585	$11.54033	0
01/01/2007 to 12/31/2007	$11.54033	$12.87688	0
01/01/2008 to 12/31/2008	$12.87688	$7.52930	0
01/01/2009 to 12/31/2009	$7.52930	$11.01183	0
01/01/2010 to 12/31/2010	$11.01183	$11.88909	209
01/01/2011 to 12/31/2011	$11.88909	$11.17858	0
01/01/2012 to 12/31/2012	$11.17858	$13.10590	0
01/01/2013 to 12/31/2013	$13.10590	$16.64571	0
01/01/2014 to 02/07/2014	$16.64571	$16.36765	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.62847	$11.74026	0
01/01/2007 to 12/31/2007	$11.74026	$12.08115	0
01/01/2008 to 12/31/2008	$12.08115	$7.01424	0
01/01/2009 to 12/31/2009	$7.01424	$8.18418	0
01/01/2010 to 12/31/2010	$8.18418	$9.04440	0
01/01/2011 to 12/31/2011	$9.04440	$8.36561	0
01/01/2012 to 12/31/2012	$8.36561	$9.79991	0
01/01/2013 to 12/31/2013	$9.79991	$12.81173	0
01/01/2014 to 12/31/2014	$12.81173	$14.18909	0
01/01/2015 to 12/31/2015	$14.18909	$13.24853	179

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.09667	$10.96352	0
01/01/2007 to 12/31/2007	$10.96352	$12.80795	0
01/01/2008 to 12/31/2008	$12.80795	$7.42328	0
01/01/2009 to 12/31/2009	$7.42328	$11.41627	427
01/01/2010 to 12/31/2010	$11.41627	$13.39182	1,187
01/01/2011 to 12/31/2011	$13.39182	$12.71994	263
01/01/2012 to 12/31/2012	$12.71994	$14.89424	202
01/01/2013 to 12/31/2013	$14.89424	$19.27459	32
01/01/2014 to 12/31/2014	$19.27459	$21.04401	158
01/01/2015 to 12/31/2015	$21.04401	$19.42968	158

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08915	$7.59217	40,561
01/01/2009 to 12/31/2009	$7.59217	$9.17026	43,949
01/01/2010 to 12/31/2010	$9.17026	$10.01855	36,638
01/01/2011 to 12/31/2011	$10.01855	$9.75834	33,986
01/01/2012 to 12/31/2012	$9.75834	$10.52024	35,467
01/01/2013 to 12/31/2013	$10.52024	$11.31029	44,601
01/01/2014 to 12/31/2014	$11.31029	$11.51968	48,480
01/01/2015 to 12/31/2015	$11.51968	$11.17468	44,204

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03314	$7.62336	1,306
01/01/2009 to 12/31/2009	$7.62336	$9.46659	1,076
01/01/2010 to 12/31/2010	$9.46659	$11.74810	465
01/01/2011 to 12/31/2011	$11.74810	$11.65091	456
01/01/2012 to 12/31/2012	$11.65091	$13.19484	500
01/01/2013 to 12/31/2013	$13.19484	$17.93083	209
01/01/2014 to 12/31/2014	$17.93083	$18.81697	471
01/01/2015 to 12/31/2015	$18.81697	$17.40873	232

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.52053	$12.71928	0
01/01/2007 to 12/31/2007	$12.71928	$12.59690	0
01/01/2008 to 12/31/2008	$12.59690	$7.73169	0
01/01/2009 to 12/31/2009	$7.73169	$8.95107	0
01/01/2010 to 12/31/2010	$8.95107	$9.85304	0
01/01/2011 to 12/31/2011	$9.85304	$9.59855	0
01/01/2012 to 12/31/2012	$9.59855	$10.65551	0
01/01/2013 to 12/31/2013	$10.65551	$14.04359	0
01/01/2014 to 12/31/2014	$14.04359	$13.96212	0
01/01/2015 to 12/31/2015	$13.96212	$12.83944	0

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$10.06856	$10.60878	0
01/01/2007 to 12/31/2007	$10.60878	$10.64201	0
01/01/2008 to 12/31/2008	$10.64201	$7.75677	0
01/01/2009 to 12/31/2009	$7.75677	$10.29318	904
01/01/2010 to 12/31/2010	$10.29318	$11.43698	4,162
01/01/2011 to 12/31/2011	$11.43698	$11.55188	2,408
01/01/2012 to 12/31/2012	$11.55188	$12.87737	374
01/01/2013 to 12/31/2013	$12.87737	$13.51149	81
01/01/2014 to 12/31/2014	$13.51149	$13.56529	262
01/01/2015 to 12/31/2015	$13.56529	$12.80653	224

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99177	$10.57369	0
01/01/2007 to 12/31/2007	$10.57369	$12.32194	0
01/01/2008 to 12/31/2008	$12.32194	$6.00307	0
01/01/2009 to 12/31/2009	$6.00307	$7.95060	0
01/01/2010 to 12/31/2010	$7.95060	$8.91178	0
01/01/2011 to 12/31/2011	$8.91178	$7.59690	0
01/01/2012 to 12/31/2012	$7.59690	$8.95135	0
01/01/2013 to 12/31/2013	$8.95135	$10.43284	0
01/01/2014 to 12/31/2014	$10.43284	$9.64884	0
01/01/2015 to 12/31/2015	$9.64884	$9.74315	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.00992	$10.83593	0
01/01/2007 to 12/31/2007	$10.83593	$12.49528	0
01/01/2008 to 12/31/2008	$12.49528	$6.84949	838
01/01/2009 to 12/31/2009	$6.84949	$8.75042	691
01/01/2010 to 12/31/2010	$8.75042	$9.51572	263
01/01/2011 to 12/31/2011	$9.51572	$8.14664	293
01/01/2012 to 12/31/2012	$8.14664	$9.30490	321
01/01/2013 to 12/31/2013	$9.30490	$10.88229	134
01/01/2014 to 12/31/2014	$10.88229	$9.93905	302
01/01/2015 to 12/31/2015	$9.93905	$9.80934	149

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11166	$7.11750	10,115
01/01/2009 to 12/31/2009	$7.11750	$8.82580	12,012
01/01/2010 to 12/31/2010	$8.82580	$9.83405	15,656
01/01/2011 to 12/31/2011	$9.83405	$9.57260	14,436
01/01/2012 to 12/31/2012	$9.57260	$10.64380	18,387
01/01/2013 to 12/31/2013	$10.64380	$12.11634	29,591
01/01/2014 to 12/31/2014	$12.11634	$12.61628	32,188
01/01/2015 to 12/31/2015	$12.61628	$12.22130	34,133

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$12.08901	$12.75684	0
01/01/2007 to 12/31/2007	$12.75684	$13.66576	0
01/01/2008 to 12/31/2008	$13.66576	$7.84189	0
01/01/2009 to 12/31/2009	$7.84189	$10.43150	1,337
01/01/2010 to 12/31/2010	$10.43150	$10.94417	1,763
01/01/2011 to 12/31/2011	$10.94417	$9.73366	529
01/01/2012 to 12/31/2012	$9.73366	$11.61603	290
01/01/2013 to 12/31/2013	$11.61603	$13.11836	75
01/01/2014 to 12/31/2014	$13.11836	$12.02474	233
01/01/2015 to 12/31/2015	$12.02474	$11.44260	209

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$10.92161	$11.51373	0
01/01/2007 to 12/31/2007	$11.51373	$11.48901	21,027
01/01/2008 to 12/31/2008	$11.48901	$9.26576	216,934
01/01/2009 to 12/31/2009	$9.26576	$11.06807	252,584
01/01/2010 to 12/31/2010	$11.06807	$11.62819	210,165
01/01/2011 to 12/31/2011	$11.62819	$11.41042	208,542
01/01/2012 to 12/31/2012	$11.41042	$12.36735	203,929
01/01/2013 to 12/31/2013	$12.36735	$13.44281	216,843
01/01/2014 to 12/31/2014	$13.44281	$13.87695	205,078
01/01/2015 to 12/31/2015	$13.87695	$13.56006	200,206

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08364	$10.28433	0
01/01/2010 to 12/31/2010	$10.28433	$11.20726	0
01/01/2011 to 12/31/2011	$11.20726	$11.04434	0
01/01/2012 to 12/31/2012	$11.04434	$12.45348	0
01/01/2013 to 12/31/2013	$12.45348	$16.64059	0
01/01/2014 to 12/31/2014	$16.64059	$17.83853	0
01/01/2015 to 12/31/2015	$17.83853	$19.32012	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.06145	$12.19503	0
01/01/2007 to 12/31/2007	$12.19503	$11.58035	0
01/01/2008 to 12/31/2008	$11.58035	$6.63284	0
01/01/2009 to 12/31/2009	$6.63284	$7.75509	0
01/01/2010 to 12/31/2010	$7.75509	$8.59095	0
01/01/2011 to 12/31/2011	$8.59095	$8.05852	0
01/01/2012 to 12/31/2012	$8.05852	$9.22079	0
01/01/2013 to 12/31/2013	$9.22079	$12.62489	0
01/01/2014 to 12/31/2014	$12.62489	$14.05810	0
01/01/2015 to 12/31/2015	$14.05810	$12.68362	0

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.13415	$11.40202	0
01/01/2007 to 12/31/2007	$11.40202	$12.83108	0
01/01/2008 to 12/31/2008	$12.83108	$7.07655	0
01/01/2009 to 12/31/2009	$7.07655	$8.98924	599
01/01/2010 to 12/31/2010	$8.98924	$10.53837	861
01/01/2011 to 12/31/2011	$10.53837	$10.22269	345
01/01/2012 to 12/31/2012	$10.22269	$11.23474	358
01/01/2013 to 12/31/2013	$11.23474	$15.02504	76
01/01/2014 to 12/31/2014	$15.02504	$16.26647	222
01/01/2015 to 12/31/2015	$16.26647	$17.52780	164

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$10.19371	$10.65342	0
01/01/2007 to 12/31/2007	$10.65342	$11.06283	0
01/01/2008 to 12/31/2008	$11.06283	$8.31161	0
01/01/2009 to 12/31/2009	$8.31161	$10.95231	0
01/01/2010 to 12/31/2010	$10.95231	$12.16009	5,465
01/01/2011 to 12/31/2011	$12.16009	$13.11538	1,712
01/01/2012 to 12/31/2012	$13.11538	$13.60028	0
01/01/2013 to 12/31/2013	$13.60028	$13.04772	0
01/01/2014 to 12/31/2014	$13.04772	$13.58919	0
01/01/2015 to 12/31/2015	$13.58919	$13.22545	0

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$11.42528	$12.70063	0
01/01/2007 to 12/31/2007	$12.70063	$13.60069	0
01/01/2008 to 12/31/2008	$13.60069	$8.78861	0
01/01/2009 to 12/31/2009	$8.78861	$11.31440	0
01/01/2010 to 12/31/2010	$11.31440	$12.41066	197
01/01/2011 to 12/31/2011	$12.41066	$11.76918	0
01/01/2012 to 12/31/2012	$11.76918	$14.18000	0
01/01/2013 to 12/31/2013	$14.18000	$17.71763	0
01/01/2014 to 12/31/2014	$17.71763	$17.97436	0
01/01/2015 to 12/31/2015	$17.97436	$17.33816	0

AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$11.03769	$11.50591	0
01/01/2007 to 12/31/2007	$11.50591	$12.96421	0
01/01/2008 to 12/31/2008	$12.96421	$8.08374	0
01/01/2009 to 12/31/2009	$8.08374	$9.83697	0
01/01/2010 to 12/31/2010	$9.83697	$10.86121	0
01/01/2011 to 12/31/2011	$10.86121	$10.56972	0
01/01/2012 to 12/31/2012	$10.56972	$12.11467	0
01/01/2013 to 12/31/2013	$12.11467	$16.21309	0
01/01/2014 to 12/31/2014	$16.21309	$17.25433	0
01/01/2015 to 12/31/2015	$17.25433	$18.11220	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17925	0
01/01/2013 to 12/31/2013	$10.17925	$13.40346	0
01/01/2014 to 12/31/2014	$13.40346	$14.46206	0
01/01/2015 to 12/31/2015	$14.46206	$14.05525	0

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.04019	$11.53375	0
01/01/2007 to 12/31/2007	$11.53375	$11.60037	0
01/01/2008 to 12/31/2008	$11.60037	$7.02641	840
01/01/2009 to 12/31/2009	$7.02641	$9.55328	692
01/01/2010 to 12/31/2010	$9.55328	$11.56022	263
01/01/2011 to 12/31/2011	$11.56022	$10.92663	293
01/01/2012 to 12/31/2012	$10.92663	$12.66562	322
01/01/2013 to 12/31/2013	$12.66562	$16.41830	134
01/01/2014 to 12/31/2014	$16.41830	$18.47873	303
01/01/2015 to 12/31/2015	$18.47873	$16.89426	149

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99943	$10.17783	0
01/01/2007 to 12/31/2007	$10.17783	$10.45102	0
01/01/2008 to 12/31/2008	$10.45102	$10.48777	4,603
01/01/2009 to 12/31/2009	$10.48777	$10.29201	14,531
01/01/2010 to 12/31/2010	$10.29201	$10.07791	1,709
01/01/2011 to 12/31/2011	$10.07791	$9.86837	3,458
01/01/2012 to 12/31/2012	$9.86837	$9.66107	3,566
01/01/2013 to 12/31/2013	$9.66107	$9.45779	195
01/01/2014 to 12/31/2014	$9.45779	$9.25875	529
01/01/2015 to 12/31/2015	$9.25875	$9.06383	464

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.64597	$11.75586	0
01/01/2007 to 12/31/2007	$11.75586	$11.87182	0
01/01/2008 to 12/31/2008	$11.87182	$6.71043	0
01/01/2009 to 12/31/2009	$6.71043	$9.23915	0
01/01/2010 to 12/31/2010	$9.23915	$11.16454	372
01/01/2011 to 12/31/2011	$11.16454	$10.65842	0
01/01/2012 to 12/31/2012	$10.65842	$12.22088	0
01/01/2013 to 12/31/2013	$12.22088	$16.98935	0
01/01/2014 to 12/31/2014	$16.98935	$19.00188	0
01/01/2015 to 12/31/2015	$19.00188	$17.55329	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02816	$10.06271	0
01/01/2012 to 12/31/2012	$10.06271	$10.33058	0
01/01/2013 to 12/31/2013	$10.33058	$9.82659	0
01/01/2014 to 12/31/2014	$9.82659	$10.11528	0
01/01/2015 to 10/16/2015	$10.11528	$10.05111	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$12.35009	$12.60819	0
01/01/2007 to 12/31/2007	$12.60819	$15.08190	0
01/01/2008 to 12/31/2008	$15.08190	$8.38847	467
01/01/2009 to 12/31/2009	$8.38847	$10.65813	594
01/01/2010 to 12/31/2010	$10.65813	$13.42615	1,491
01/01/2011 to 12/31/2011	$13.42615	$13.36567	609
01/01/2012 to 12/31/2012	$13.36567	$14.70405	786
01/01/2013 to 12/31/2013	$14.70405	$19.08876	301
01/01/2014 to 12/31/2014	$19.08876	$20.17050	169
01/01/2015 to 10/16/2015	$20.17050	$20.60793	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.48889	$10.83586	0
01/01/2007 to 12/31/2007	$10.83586	$12.59164	0
01/01/2008 to 12/31/2008	$12.59164	$7.08274	2,719
01/01/2009 to 12/31/2009	$7.08274	$8.49810	2,423
01/01/2010 to 12/31/2010	$8.49810	$10.00545	1,808
01/01/2011 to 04/29/2011	$10.00545	$11.20572	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29125	0
01/01/2013 to 12/31/2013	$10.29125	$11.98012	0
01/01/2014 to 12/31/2014	$11.98012	$12.33061	0
01/01/2015 to 12/31/2015	$12.33061	$11.92120	0

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10100	$5.56220	0
01/01/2009 to 12/31/2009	$5.56220	$9.06699	475
01/01/2010 to 12/31/2010	$9.06699	$10.85299	1,391
01/01/2011 to 12/31/2011	$10.85299	$8.47100	321
01/01/2012 to 12/31/2012	$8.47100	$9.77928	317
01/01/2013 to 12/31/2013	$9.77928	$9.59482	63
01/01/2014 to 12/31/2014	$9.59482	$8.95297	319
01/01/2015 to 12/31/2015	$8.95297	$7.29837	182

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.19055	$10.60497	25,035
01/01/2007 to 12/31/2007	$10.60497	$11.28575	157,176
01/01/2008 to 12/31/2008	$11.28575	$8.89526	403,095
01/01/2009 to 12/31/2009	$8.89526	$10.45297	454,267
01/01/2010 to 12/31/2010	$10.45297	$11.31482	415,615
01/01/2011 to 12/31/2011	$11.31482	$11.18744	376,199
01/01/2012 to 12/31/2012	$11.18744	$12.08780	405,336
01/01/2013 to 12/31/2013	$12.08780	$12.92344	405,941
01/01/2014 to 12/31/2014	$12.92344	$13.38204	396,738
01/01/2015 to 12/31/2015	$13.38204	$13.11913	330,834

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01817	$10.06259	0
01/01/2012 to 12/31/2012	$10.06259	$10.55085	0
01/01/2013 to 12/31/2013	$10.55085	$10.08987	0
01/01/2014 to 12/31/2014	$10.08987	$10.47613	0
01/01/2015 to 12/31/2015	$10.47613	$10.22815	0

AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$10.16332	$10.44382	71,321
01/01/2007 to 12/31/2007	$10.44382	$11.39013	217,263
01/01/2008 to 12/31/2008	$11.39013	$6.61081	279,112
01/01/2009 to 12/31/2009	$6.61081	$8.15269	320,913
01/01/2010 to 12/31/2010	$8.15269	$9.49915	335,516
01/01/2011 to 12/31/2011	$9.49915	$8.72164	289,364
01/01/2012 to 12/31/2012	$8.72164	$9.64095	276,214
01/01/2013 to 12/31/2013	$9.64095	$11.04506	295,386
01/01/2014 to 12/31/2014	$11.04506	$11.80709	280,445
01/01/2015 to 12/31/2015	$11.80709	$11.48776	314,926

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$10.62248	$11.42056	0
01/01/2007 to 12/31/2007	$11.42056	$11.41173	0
01/01/2008 to 12/31/2008	$11.41173	$6.84612	0
01/01/2009 to 12/31/2009	$6.84612	$8.16461	0
01/01/2010 to 12/31/2010	$8.16461	$9.19572	623
01/01/2011 to 12/31/2011	$9.19572	$9.31379	0
01/01/2012 to 12/31/2012	$9.31379	$10.83195	0
01/01/2013 to 12/31/2013	$10.83195	$14.04263	0
01/01/2014 to 12/31/2014	$14.04263	$16.11343	0
01/01/2015 to 12/31/2015	$16.11343	$16.26001	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99825	$8.87224	0
01/01/2012 to 12/31/2012	$8.87224	$9.82808	0
01/01/2013 to 12/31/2013	$9.82808	$11.77614	3,317
01/01/2014 to 12/31/2014	$11.77614	$12.27770	3,316
01/01/2015 to 12/31/2015	$12.27770	$12.03733	2,596

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08097	$7.32380	22,171
01/01/2009 to 12/31/2009	$7.32380	$8.84650	36,583
01/01/2010 to 12/31/2010	$8.84650	$9.69251	46,112
01/01/2011 to 12/31/2011	$9.69251	$9.31643	36,265
01/01/2012 to 12/31/2012	$9.31643	$10.05781	42,650
01/01/2013 to 12/31/2013	$10.05781	$11.07099	30,600
01/01/2014 to 12/31/2014	$11.07099	$11.39502	37,309
01/01/2015 to 12/31/2015	$11.39502	$11.13666	35,838

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09915	$6.67683	18,437
01/01/2009 to 12/31/2009	$6.67683	$8.29136	20,543
01/01/2010 to 12/31/2010	$8.29136	$9.28112	29,681
01/01/2011 to 12/31/2011	$9.28112	$8.86895	29,614
01/01/2012 to 12/31/2012	$8.86895	$10.06261	31,938
01/01/2013 to 12/31/2013	$10.06261	$11.62983	46,344
01/01/2014 to 12/31/2014	$11.62983	$12.00354	53,486
01/01/2015 to 12/31/2015	$12.00354	$11.68719	104,324

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$10.45139	$11.03272	0
01/01/2007 to 12/31/2007	$11.03272	$11.76249	18,528
01/01/2008 to 12/31/2008	$11.76249	$8.03826	28,174
01/01/2009 to 12/31/2009	$8.03826	$10.02627	46,245
01/01/2010 to 12/31/2010	$10.02627	$10.97475	47,685
01/01/2011 to 12/31/2011	$10.97475	$10.38093	45,287
01/01/2012 to 12/31/2012	$10.38093	$11.29392	50,319
01/01/2013 to 12/31/2013	$11.29392	$12.64847	51,210
01/01/2014 to 12/31/2014	$12.64847	$12.75818	50,483
01/01/2015 to 10/16/2015	$12.75818	$12.36376	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$12.16315	$12.06616	0
01/01/2007 to 12/31/2007	$12.06616	$13.13512	0
01/01/2008 to 12/31/2008	$13.13512	$7.18873	0
01/01/2009 to 12/31/2009	$7.18873	$9.33599	0
01/01/2010 to 12/31/2010	$9.33599	$12.11421	313
01/01/2011 to 12/31/2011	$12.11421	$10.30454	1,070
01/01/2012 to 12/31/2012	$10.30454	$12.11213	1,210
01/01/2013 to 12/31/2013	$12.11213	$16.69652	547
01/01/2014 to 12/31/2014	$16.69652	$17.15266	1,047
01/01/2015 to 12/31/2015	$17.15266	$17.01573	648

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90474	$9.88267	0
01/01/2007 to 12/31/2007	$9.88267	$10.36529	0
01/01/2008 to 12/31/2008	$10.36529	$6.59557	0
01/01/2009 to 12/31/2009	$6.59557	$8.64603	263
01/01/2010 to 12/31/2010	$8.64603	$11.54673	207
01/01/2011 to 12/31/2011	$11.54673	$11.19338	82
01/01/2012 to 12/31/2012	$11.19338	$12.29157	0
01/01/2013 to 12/31/2013	$12.29157	$16.26529	0
01/01/2014 to 12/31/2014	$16.26529	$16.53096	0
01/01/2015 to 12/31/2015	$16.53096	$16.31014	0

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.93965	$12.46359	0
01/01/2007 to 12/31/2007	$12.46359	$11.51553	0
01/01/2008 to 12/31/2008	$11.51553	$7.92294	0
01/01/2009 to 12/31/2009	$7.92294	$9.85035	229
01/01/2010 to 12/31/2010	$9.85035	$12.14978	417
01/01/2011 to 12/31/2011	$12.14978	$11.18351	71
01/01/2012 to 12/31/2012	$11.18351	$12.93597	0
01/01/2013 to 12/31/2013	$12.93597	$17.40023	0
01/01/2014 to 12/31/2014	$17.40023	$17.93134	0
01/01/2015 to 12/31/2015	$17.93134	$16.79729	0

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.68518	$11.35981	0
01/01/2007 to 12/31/2007	$11.35981	$11.82256	161,875
01/01/2008 to 12/31/2008	$11.82256	$8.57089	173,887
01/01/2009 to 12/31/2009	$8.57089	$10.41585	227,995
01/01/2010 to 12/31/2010	$10.41585	$11.37298	263,450
01/01/2011 to 12/31/2011	$11.37298	$11.35486	257,883
01/01/2012 to 12/31/2012	$11.35486	$12.61577	288,496
01/01/2013 to 12/31/2013	$12.61577	$14.42921	320,672
01/01/2014 to 12/31/2014	$14.42921	$14.95605	331,895
01/01/2015 to 12/31/2015	$14.95605	$14.64748	328,901

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$11.00032	$12.20210	0
01/01/2007 to 12/31/2007	$12.20210	$11.51791	0
01/01/2008 to 12/31/2008	$11.51791	$6.55256	0
01/01/2009 to 12/31/2009	$6.55256	$7.94114	675
01/01/2010 to 12/31/2010	$7.94114	$8.80362	945
01/01/2011 to 12/31/2011	$8.80362	$8.47732	314
01/01/2012 to 12/31/2012	$8.47732	$9.73017	341
01/01/2013 to 12/31/2013	$9.73017	$12.35305	80
01/01/2014 to 12/31/2014	$12.35305	$12.99600	222
01/01/2015 to 10/16/2015	$12.99600	$12.00461	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.93977	$10.43471	0
01/01/2007 to 12/31/2007	$10.43471	$11.05504	0
01/01/2008 to 12/31/2008	$11.05504	$6.43180	0
01/01/2009 to 12/31/2009	$6.43180	$9.65708	0
01/01/2010 to 12/31/2010	$9.65708	$10.94866	0
01/01/2011 to 12/31/2011	$10.94866	$10.53687	0
01/01/2012 to 12/31/2012	$10.53687	$12.12848	0
01/01/2013 to 12/31/2013	$12.12848	$17.10074	0
01/01/2014 to 12/31/2014	$17.10074	$18.13790	0
01/01/2015 to 12/31/2015	$18.13790	$19.45780	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$13.73591	$13.26331	0
01/01/2007 to 12/31/2007	$13.26331	$18.24214	0
01/01/2008 to 12/31/2008	$18.24214	$8.93123	0
01/01/2009 to 12/31/2009	$8.93123	$13.05802	414
01/01/2010 to 12/31/2010	$13.05802	$15.39811	1,941
01/01/2011 to 12/31/2011	$15.39811	$12.82550	854
01/01/2012 to 12/31/2012	$12.82550	$13.00913	985
01/01/2013 to 12/31/2013	$13.00913	$14.69414	494
01/01/2014 to 12/31/2014	$14.69414	$13.18203	197
01/01/2015 to 12/31/2015	$13.18203	$10.41997	202

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.52835	$9.79265	0
01/01/2007 to 12/31/2007	$9.79265	$10.51014	0
01/01/2008 to 12/31/2008	$10.51014	$10.03832	0
01/01/2009 to 12/31/2009	$10.03832	$11.01755	1,252
01/01/2010 to 12/31/2010	$11.01755	$11.40516	5,304
01/01/2011 to 12/31/2011	$11.40516	$11.62600	2,357
01/01/2012 to 12/31/2012	$11.62600	$11.97556	297
01/01/2013 to 12/31/2013	$11.97556	$11.28342	42
01/01/2014 to 12/31/2014	$11.28342	$11.10740	126
01/01/2015 to 12/31/2015	$11.10740	$10.37148	115

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$10.62670	$11.31844	0
01/01/2007 to 12/31/2007	$11.31844	$12.13812	0
01/01/2008 to 12/31/2008	$12.13812	$6.85286	6,145
01/01/2009 to 12/31/2009	$6.85286	$8.61586	6,280
01/01/2010 to 12/31/2010	$8.61586	$9.66907	4,063
01/01/2011 to 12/31/2011	$9.66907	$9.13871	5,089
01/01/2012 to 12/31/2012	$9.13871	$9.93078	5,256
01/01/2013 to 12/31/2013	$9.93078	$11.71505	5,730
01/01/2014 to 12/31/2014	$11.71505	$12.09976	11,030
01/01/2015 to 12/31/2015	$12.09976	$11.77015	17,892

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99825	$9.97382	0
01/01/2008 to 12/31/2008	$9.97382	$9.25507	0
01/01/2009 to 12/31/2009	$9.25507	$10.11398	0
01/01/2010 to 12/31/2010	$10.11398	$10.67324	5,081
01/01/2011 to 12/31/2011	$10.67324	$11.07849	3,621
01/01/2012 to 12/31/2012	$11.07849	$11.69664	891
01/01/2013 to 12/31/2013	$11.69664	$11.27951	343
01/01/2014 to 12/31/2014	$11.27951	$11.83691	332
01/01/2015 to 12/31/2015	$11.83691	$11.73111	176

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07798	$6.62220	24,606
01/01/2009 to 12/31/2009	$6.62220	$8.43190	32,302
01/01/2010 to 12/31/2010	$8.43190	$9.09971	46,682
01/01/2011 to 12/31/2011	$9.09971	$8.75962	40,420
01/01/2012 to 09/21/2012	$8.75962	$9.78063	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.30%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.38254	$10.93964	135,746
01/01/2007 to 12/31/2007	$10.93964	$11.67705	391,450
01/01/2008 to 12/31/2008	$11.67705	$7.78101	400,452
01/01/2009 to 12/31/2009	$7.78101	$9.45889	386,144
01/01/2010 to 12/31/2010	$9.45889	$10.35258	365,884
01/01/2011 to 12/31/2011	$10.35258	$9.85110	349,067
01/01/2012 to 12/31/2012	$9.85110	$10.83936	322,739
01/01/2013 to 12/31/2013	$10.83936	$11.65248	294,864
01/01/2014 to 12/31/2014	$11.65248	$11.82550	279,890
01/01/2015 to 12/31/2015	$11.82550	$11.18749	243,222

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$10.14153	$10.60866	17,857
01/01/2007 to 12/31/2007	$10.60866	$11.35477	69,843
01/01/2008 to 12/31/2008	$11.35477	$7.79118	47,145
01/01/2009 to 12/31/2009	$7.79118	$9.61143	48,328
01/01/2010 to 12/31/2010	$9.61143	$10.68319	51,361
01/01/2011 to 12/31/2011	$10.68319	$10.45514	51,573
01/01/2012 to 12/31/2012	$10.45514	$11.61448	49,699
01/01/2013 to 12/31/2013	$11.61448	$13.23315	52,117
01/01/2014 to 12/31/2014	$13.23315	$13.72573	49,418
01/01/2015 to 12/31/2015	$13.72573	$13.52487	50,821

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$10.67819	$11.74441	0
01/01/2007 to 12/31/2007	$11.74441	$11.46666	0
01/01/2008 to 12/31/2008	$11.46666	$7.31404	0
01/01/2009 to 12/31/2009	$7.31404	$8.42035	0
01/01/2010 to 12/31/2010	$8.42035	$9.37086	0
01/01/2011 to 12/31/2011	$9.37086	$9.48765	0
01/01/2012 to 05/04/2012	$9.48765	$10.28723	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.33300	$10.83221	48,426
01/01/2007 to 12/31/2007	$10.83221	$11.54845	171,214
01/01/2008 to 12/31/2008	$11.54845	$8.04854	213,105
01/01/2009 to 12/31/2009	$8.04854	$9.70059	237,061
01/01/2010 to 12/31/2010	$9.70059	$10.65023	244,246
01/01/2011 to 12/31/2011	$10.65023	$10.28464	234,903
01/01/2012 to 12/31/2012	$10.28464	$11.30707	224,766
01/01/2013 to 12/31/2013	$11.30707	$13.00353	207,425
01/01/2014 to 12/31/2014	$13.00353	$13.54010	194,889
01/01/2015 to 12/31/2015	$13.54010	$13.29865	172,136

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99751	$9.12885	0
01/01/2012 to 12/31/2012	$9.12885	$9.98474	0
01/01/2013 to 12/31/2013	$9.98474	$10.81958	0
01/01/2014 to 12/31/2014	$10.81958	$11.09402	6,336
01/01/2015 to 12/31/2015	$11.09402	$10.51910	6,333

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99813	$10.45656	0
01/01/2014 to 12/31/2014	$10.45656	$10.58720	0
01/01/2015 to 12/31/2015	$10.58720	$10.37734	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$10.00525	$10.15533	0
01/01/2007 to 12/31/2007	$10.15533	$10.60065	0
01/01/2008 to 12/31/2008	$10.60065	$10.47781	0
01/01/2009 to 12/31/2009	$10.47781	$11.29002	0
01/01/2010 to 12/31/2010	$11.29002	$11.46655	0
01/01/2011 to 12/31/2011	$11.46655	$11.46118	0
01/01/2012 to 12/31/2012	$11.46118	$11.72899	0
01/01/2013 to 12/31/2013	$11.72899	$11.21591	0
01/01/2014 to 12/31/2014	$11.21591	$10.95294	0
01/01/2015 to 12/31/2015	$10.95294	$10.75838	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97078	$10.26154	0
01/01/2007 to 12/31/2007	$10.26154	$10.86301	0
01/01/2008 to 12/31/2008	$10.86301	$10.37888	0
01/01/2009 to 12/31/2009	$10.37888	$11.82223	0
01/01/2010 to 12/31/2010	$11.82223	$12.44845	0
01/01/2011 to 12/31/2011	$12.44845	$12.55575	0
01/01/2012 to 12/31/2012	$12.55575	$13.41715	0
01/01/2013 to 12/31/2013	$13.41715	$12.87458	0
01/01/2014 to 12/31/2014	$12.87458	$13.11750	0
01/01/2015 to 12/31/2015	$13.11750	$12.55226	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14490	$10.29213	0
01/01/2010 to 12/31/2010	$10.29213	$11.44159	0
01/01/2011 to 12/31/2011	$11.44159	$10.52792	0
01/01/2012 to 12/31/2012	$10.52792	$11.65274	0
01/01/2013 to 12/31/2013	$11.65274	$14.97096	0
01/01/2014 to 12/31/2014	$14.97096	$16.13666	0
01/01/2015 to 12/31/2015	$16.13666	$15.02217	0

AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.50138	$11.11514	128,166
01/01/2007 to 12/31/2007	$11.11514	$11.92105	417,634
01/01/2008 to 12/31/2008	$11.92105	$7.58135	457,337
01/01/2009 to 12/31/2009	$7.58135	$9.28814	451,348
01/01/2010 to 12/31/2010	$9.28814	$10.29386	404,450
01/01/2011 to 12/31/2011	$10.29386	$9.81857	378,795
01/01/2012 to 12/31/2012	$9.81857	$10.91458	326,988
01/01/2013 to 12/31/2013	$10.91458	$13.08906	306,909
01/01/2014 to 12/31/2014	$13.08906	$13.68977	288,274
01/01/2015 to 12/31/2015	$13.68977	$13.45328	242,792

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99813	$11.60230	0
01/01/2014 to 12/31/2014	$11.60230	$12.88496	0
01/01/2015 to 12/31/2015	$12.88496	$12.14530	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$13.09141	$15.98198	0
01/01/2007 to 12/31/2007	$15.98198	$12.50625	0
01/01/2008 to 12/31/2008	$12.50625	$7.93961	0
01/01/2009 to 12/31/2009	$7.93961	$10.23905	0
01/01/2010 to 12/31/2010	$10.23905	$12.88076	0
01/01/2011 to 12/31/2011	$12.88076	$13.42144	0
01/01/2012 to 12/31/2012	$13.42144	$15.13273	0
01/01/2013 to 12/31/2013	$15.13273	$15.25591	0
01/01/2014 to 12/31/2014	$15.25591	$19.52324	0
01/01/2015 to 12/31/2015	$19.52324	$20.00868	0

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.20289	$11.68686	0
01/01/2007 to 12/31/2007	$11.68686	$9.39302	0
01/01/2008 to 07/18/2008	$9.39302	$8.57750	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99813	$9.64906	0
01/01/2014 to 12/31/2014	$9.64906	$9.91332	0
01/01/2015 to 12/31/2015	$9.91332	$9.68098	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10344	$7.47620	0
01/01/2009 to 12/31/2009	$7.47620	$8.85972	0
01/01/2010 to 12/31/2010	$8.85972	$9.81450	0
01/01/2011 to 12/31/2011	$9.81450	$9.35692	0
01/01/2012 to 12/31/2012	$9.35692	$10.39334	0
01/01/2013 to 12/31/2013	$10.39334	$12.11275	0
01/01/2014 to 12/31/2014	$12.11275	$12.51742	0
01/01/2015 to 10/16/2015	$12.51742	$12.42625	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$10.04179	$10.53003	18,627
01/01/2007 to 12/31/2007	$10.53003	$11.17279	75,804
01/01/2008 to 12/31/2008	$11.17279	$7.15487	96,940
01/01/2009 to 12/31/2009	$7.15487	$8.66215	92,702
01/01/2010 to 12/31/2010	$8.66215	$9.68378	89,678
01/01/2011 to 12/31/2011	$9.68378	$9.32398	82,557
01/01/2012 to 12/31/2012	$9.32398	$10.08333	77,389
01/01/2013 to 12/31/2013	$10.08333	$11.31154	73,844
01/01/2014 to 12/31/2014	$11.31154	$11.40557	66,248
01/01/2015 to 12/31/2015	$11.40557	$11.25953	54,050

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99814	$7.45232	0
01/01/2009 to 11/13/2009	$7.45232	$8.29100	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99814	$10.70381	1,502
01/01/2013 to 12/31/2013	$10.70381	$13.02381	1,448
01/01/2014 to 12/31/2014	$13.02381	$13.13555	1,388
01/01/2015 to 10/16/2015	$13.13555	$12.52555	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99813	$10.77163	0
01/01/2014 to 12/31/2014	$10.77163	$10.79879	0
01/01/2015 to 10/16/2015	$10.79879	$10.25800	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17481	$6.09650	0
01/01/2009 to 12/31/2009	$6.09650	$8.05116	0
01/01/2010 to 12/31/2010	$8.05116	$9.46002	0
01/01/2011 to 12/31/2011	$9.46002	$8.78163	0
01/01/2012 to 12/31/2012	$8.78163	$10.88468	0
01/01/2013 to 12/31/2013	$10.88468	$11.10256	0
01/01/2014 to 12/31/2014	$11.10256	$12.36411	0
01/01/2015 to 12/31/2015	$12.36411	$12.07532	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$11.19701	$11.50977	0
01/01/2007 to 12/31/2007	$11.50977	$12.82386	0
01/01/2008 to 12/31/2008	$12.82386	$7.48722	0
01/01/2009 to 12/31/2009	$7.48722	$10.93431	0
01/01/2010 to 12/31/2010	$10.93431	$11.78814	0
01/01/2011 to 12/31/2011	$11.78814	$11.06745	0
01/01/2012 to 12/31/2012	$11.06745	$12.95645	0
01/01/2013 to 12/31/2013	$12.95645	$16.43180	0
01/01/2014 to 02/07/2014	$16.43180	$16.15486	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.61064	$11.70917	0
01/01/2007 to 12/31/2007	$11.70917	$12.03143	0
01/01/2008 to 12/31/2008	$12.03143	$6.97511	0
01/01/2009 to 12/31/2009	$6.97511	$8.12654	0
01/01/2010 to 12/31/2010	$8.12654	$8.96759	0
01/01/2011 to 12/31/2011	$8.96759	$8.28237	0
01/01/2012 to 12/31/2012	$8.28237	$9.68809	0
01/01/2013 to 12/31/2013	$9.68809	$12.64699	0
01/01/2014 to 12/31/2014	$12.64699	$13.98609	0
01/01/2015 to 12/31/2015	$13.98609	$13.03987	0

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.07819	$10.93456	0
01/01/2007 to 12/31/2007	$10.93456	$12.75534	0
01/01/2008 to 12/31/2008	$12.75534	$7.38191	0
01/01/2009 to 12/31/2009	$7.38191	$11.33587	0
01/01/2010 to 12/31/2010	$11.33587	$13.27803	0
01/01/2011 to 12/31/2011	$13.27803	$12.59342	0
01/01/2012 to 12/31/2012	$12.59342	$14.72440	0
01/01/2013 to 12/31/2013	$14.72440	$19.02687	0
01/01/2014 to 12/31/2014	$19.02687	$20.74304	0
01/01/2015 to 12/31/2015	$20.74304	$19.12377	0

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08911	$7.58468	1,612
01/01/2009 to 12/31/2009	$7.58468	$9.14789	1,534
01/01/2010 to 12/31/2010	$9.14789	$9.97940	1,458
01/01/2011 to 12/31/2011	$9.97940	$9.70594	1,384
01/01/2012 to 12/31/2012	$9.70594	$10.44837	1,331
01/01/2013 to 12/31/2013	$10.44837	$11.21657	1,314
01/01/2014 to 12/31/2014	$11.21657	$11.40747	1,256
01/01/2015 to 12/31/2015	$11.40747	$11.04951	1,196

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03302	$7.61835	0
01/01/2009 to 12/31/2009	$7.61835	$9.44641	0
01/01/2010 to 12/31/2010	$9.44641	$11.70578	0
01/01/2011 to 12/31/2011	$11.70578	$11.59196	0
01/01/2012 to 12/31/2012	$11.59196	$13.10878	0
01/01/2013 to 12/31/2013	$13.10878	$17.78780	0
01/01/2014 to 12/31/2014	$17.78780	$18.63957	0
01/01/2015 to 12/31/2015	$18.63957	$17.21927	0

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.50126	$12.68570	0
01/01/2007 to 12/31/2007	$12.68570	$12.54510	0
01/01/2008 to 12/31/2008	$12.54510	$7.68854	0
01/01/2009 to 12/31/2009	$7.68854	$8.88795	0
01/01/2010 to 12/31/2010	$8.88795	$9.76915	0
01/01/2011 to 12/31/2011	$9.76915	$9.50286	0
01/01/2012 to 12/31/2012	$9.50286	$10.53358	0
01/01/2013 to 12/31/2013	$10.53358	$13.86255	0
01/01/2014 to 12/31/2014	$13.86255	$13.76195	0
01/01/2015 to 12/31/2015	$13.76195	$12.63674	0

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$10.05159	$10.58061	0
01/01/2007 to 12/31/2007	$10.58061	$10.59817	0
01/01/2008 to 12/31/2008	$10.59817	$7.71350	0
01/01/2009 to 12/31/2009	$7.71350	$10.22092	0
01/01/2010 to 12/31/2010	$10.22092	$11.33996	0
01/01/2011 to 12/31/2011	$11.33996	$11.43711	0
01/01/2012 to 12/31/2012	$11.43711	$12.73073	0
01/01/2013 to 12/31/2013	$12.73073	$13.33806	0
01/01/2014 to 12/31/2014	$13.33806	$13.37164	0
01/01/2015 to 12/31/2015	$13.37164	$12.60512	0

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99165	$10.56332	0
01/01/2007 to 12/31/2007	$10.56332	$12.29178	0
01/01/2008 to 12/31/2008	$12.29178	$5.97954	0
01/01/2009 to 12/31/2009	$5.97954	$7.90775	0
01/01/2010 to 12/31/2010	$7.90775	$8.85072	0
01/01/2011 to 12/31/2011	$8.85072	$7.53378	0
01/01/2012 to 12/31/2012	$7.53378	$8.86389	0
01/01/2013 to 12/31/2013	$8.86389	$10.31589	0
01/01/2014 to 12/31/2014	$10.31589	$9.52677	0
01/01/2015 to 12/31/2015	$9.52677	$9.60572	0

AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.00980	$10.82527	0
01/01/2007 to 12/31/2007	$10.82527	$12.46444	0
01/01/2008 to 12/31/2008	$12.46444	$6.82250	0
01/01/2009 to 12/31/2009	$6.82250	$8.70312	0
01/01/2010 to 12/31/2010	$8.70312	$9.45037	0
01/01/2011 to 12/31/2011	$9.45037	$8.07874	0
01/01/2012 to 12/31/2012	$8.07874	$9.21373	0
01/01/2013 to 12/31/2013	$9.21373	$10.75994	0
01/01/2014 to 12/31/2014	$10.75994	$9.81286	0
01/01/2015 to 12/31/2015	$9.81286	$9.67056	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98124	$10.83253	0
01/01/2010 to 12/31/2010	$10.83253	$11.73376	0
01/01/2011 to 12/31/2011	$11.73376	$12.89793	0
01/01/2012 to 12/31/2012	$12.89793	$13.79278	0
01/01/2013 to 12/31/2013	$13.79278	$13.05358	0
01/01/2014 to 12/31/2014	$13.05358	$13.61868	0
01/01/2015 to 12/31/2015	$13.61868	$13.46870	0

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11162	$7.11052	0
01/01/2009 to 12/31/2009	$7.11052	$8.80420	0
01/01/2010 to 12/31/2010	$8.80420	$9.79553	0
01/01/2011 to 12/31/2011	$9.79553	$9.52105	0
01/01/2012 to 12/31/2012	$9.52105	$10.57078	0
01/01/2013 to 12/31/2013	$10.57078	$12.01556	0
01/01/2014 to 12/31/2014	$12.01556	$12.49292	0
01/01/2015 to 12/31/2015	$12.49292	$12.08400	0

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$12.06881	$12.72312	0
01/01/2007 to 12/31/2007	$12.72312	$13.60959	0
01/01/2008 to 12/31/2008	$13.60959	$7.79817	0
01/01/2009 to 12/31/2009	$7.79817	$10.35804	0
01/01/2010 to 12/31/2010	$10.35804	$10.85122	0
01/01/2011 to 12/31/2011	$10.85122	$9.63698	0
01/01/2012 to 12/31/2012	$9.63698	$11.48382	0
01/01/2013 to 12/31/2013	$11.48382	$12.94997	0
01/01/2014 to 12/31/2014	$12.94997	$11.85292	0
01/01/2015 to 12/31/2015	$11.85292	$11.26253	0

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$10.90341	$11.48321	0
01/01/2007 to 12/31/2007	$11.48321	$11.44173	3,770
01/01/2008 to 12/31/2008	$11.44173	$9.21405	14,255
01/01/2009 to 12/31/2009	$9.21405	$10.99024	16,985
01/01/2010 to 12/31/2010	$10.99024	$11.52951	17,589
01/01/2011 to 12/31/2011	$11.52951	$11.29693	14,288
01/01/2012 to 12/31/2012	$11.29693	$12.22630	14,049
01/01/2013 to 12/31/2013	$12.22630	$13.27000	13,740
01/01/2014 to 12/31/2014	$13.27000	$13.67845	13,060
01/01/2015 to 12/31/2015	$13.67845	$13.34643	12,337

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08352	$10.28234	0
01/01/2010 to 12/31/2010	$10.28234	$11.18859	0
01/01/2011 to 12/31/2011	$11.18859	$11.00994	0
01/01/2012 to 12/31/2012	$11.00994	$12.39649	0
01/01/2013 to 12/31/2013	$12.39649	$16.54020	0
01/01/2014 to 12/31/2014	$16.54020	$17.70496	0
01/01/2015 to 12/31/2015	$17.70496	$19.14731	0

AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.04291	$12.16274	0
01/01/2007 to 12/31/2007	$12.16274	$11.53283	0
01/01/2008 to 12/31/2008	$11.53283	$6.59589	0
01/01/2009 to 12/31/2009	$6.59589	$7.70055	0
01/01/2010 to 12/31/2010	$7.70055	$8.51795	0
01/01/2011 to 12/31/2011	$8.51795	$7.97841	0
01/01/2012 to 12/31/2012	$7.97841	$9.11568	0
01/01/2013 to 12/31/2013	$9.11568	$12.46280	0
01/01/2014 to 12/31/2014	$12.46280	$13.85728	0
01/01/2015 to 12/31/2015	$13.85728	$12.48421	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.11556	$11.37187	0
01/01/2007 to 12/31/2007	$11.37187	$12.77831	0
01/01/2008 to 12/31/2008	$12.77831	$7.03710	0
01/01/2009 to 12/31/2009	$7.03710	$8.92597	0
01/01/2010 to 12/31/2010	$8.92597	$10.44883	0
01/01/2011 to 12/31/2011	$10.44883	$10.12099	0
01/01/2012 to 12/31/2012	$10.12099	$11.10653	0
01/01/2013 to 12/31/2013	$11.10653	$14.83180	0
01/01/2014 to 12/31/2014	$14.83180	$16.03371	0
01/01/2015 to 12/31/2015	$16.03371	$17.25179	0

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$10.17666	$10.62529	0
01/01/2007 to 12/31/2007	$10.62529	$11.01730	0
01/01/2008 to 12/31/2008	$11.01730	$8.26531	0
01/01/2009 to 12/31/2009	$8.26531	$10.87532	0
01/01/2010 to 12/31/2010	$10.87532	$12.05706	0
01/01/2011 to 12/31/2011	$12.05706	$12.98528	0
01/01/2012 to 12/31/2012	$12.98528	$13.44559	0
01/01/2013 to 12/31/2013	$13.44559	$12.88038	0
01/01/2014 to 12/31/2014	$12.88038	$13.39520	0
01/01/2015 to 12/31/2015	$13.39520	$13.01752	0

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$11.40619	$12.66709	0
01/01/2007 to 12/31/2007	$12.66709	$13.54490	0
01/01/2008 to 12/31/2008	$13.54490	$8.73970	0
01/01/2009 to 12/31/2009	$8.73970	$11.23486	0
01/01/2010 to 12/31/2010	$11.23486	$12.30530	0
01/01/2011 to 12/31/2011	$12.30530	$11.65219	0
01/01/2012 to 12/31/2012	$11.65219	$14.01846	0
01/01/2013 to 12/31/2013	$14.01846	$17.49024	0
01/01/2014 to 12/31/2014	$17.49024	$17.71763	0
01/01/2015 to 12/31/2015	$17.71763	$17.06538	0

AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$11.01921	$11.47554	0
01/01/2007 to 12/31/2007	$11.47554	$12.91081	0
01/01/2008 to 12/31/2008	$12.91081	$8.03870	0
01/01/2009 to 12/31/2009	$8.03870	$9.76781	0
01/01/2010 to 12/31/2010	$9.76781	$10.76895	0
01/01/2011 to 12/31/2011	$10.76895	$10.46467	0
01/01/2012 to 12/31/2012	$10.46467	$11.97661	0
01/01/2013 to 12/31/2013	$11.97661	$16.00478	0
01/01/2014 to 12/31/2014	$16.00478	$17.00761	0
01/01/2015 to 12/31/2015	$17.00761	$17.82712	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99814	$10.17373	0
01/01/2013 to 12/31/2013	$10.17373	$13.37657	0
01/01/2014 to 12/31/2014	$13.37657	$14.41184	0
01/01/2015 to 12/31/2015	$14.41184	$13.98584	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.02184	$11.50338	0
01/01/2007 to 12/31/2007	$11.50338	$11.55277	0
01/01/2008 to 12/31/2008	$11.55277	$6.98732	0
01/01/2009 to 12/31/2009	$6.98732	$9.48619	0
01/01/2010 to 12/31/2010	$9.48619	$11.46229	0
01/01/2011 to 12/31/2011	$11.46229	$10.81819	0
01/01/2012 to 12/31/2012	$10.81819	$12.52141	0
01/01/2013 to 12/31/2013	$12.52141	$16.20755	0
01/01/2014 to 12/31/2014	$16.20755	$18.21469	0
01/01/2015 to 12/31/2015	$18.21469	$16.62837	0

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99931	$10.16774	0
01/01/2007 to 12/31/2007	$10.16774	$10.42533	0
01/01/2008 to 12/31/2008	$10.42533	$10.44662	0
01/01/2009 to 12/31/2009	$10.44662	$10.23676	0
01/01/2010 to 12/31/2010	$10.23676	$10.00912	0
01/01/2011 to 12/31/2011	$10.00912	$9.78655	0
01/01/2012 to 12/31/2012	$9.78655	$9.56663	0
01/01/2013 to 12/31/2013	$9.56663	$9.35158	0
01/01/2014 to 12/31/2014	$9.35158	$9.14136	0
01/01/2015 to 12/31/2015	$9.14136	$8.93571	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.62655	$11.72486	0
01/01/2007 to 12/31/2007	$11.72486	$11.82312	0
01/01/2008 to 12/31/2008	$11.82312	$6.67312	0
01/01/2009 to 12/31/2009	$6.67312	$9.17426	0
01/01/2010 to 12/31/2010	$9.17426	$11.06988	0
01/01/2011 to 12/31/2011	$11.06988	$10.55254	0
01/01/2012 to 12/31/2012	$10.55254	$12.08173	0
01/01/2013 to 12/31/2013	$12.08173	$16.77143	0
01/01/2014 to 12/31/2014	$16.77143	$18.73061	0
01/01/2015 to 12/31/2015	$18.73061	$17.27731	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02804	$10.06016	0
01/01/2012 to 12/31/2012	$10.06016	$10.31283	0
01/01/2013 to 12/31/2013	$10.31283	$9.79532	0
01/01/2014 to 12/31/2014	$9.79532	$10.06817	0
01/01/2015 to 10/16/2015	$10.06817	$9.99269	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$12.32946	$12.57489	0
01/01/2007 to 12/31/2007	$12.57489	$15.01983	0
01/01/2008 to 12/31/2008	$15.01983	$8.34158	0
01/01/2009 to 12/31/2009	$8.34158	$10.58299	0
01/01/2010 to 12/31/2010	$10.58299	$13.31188	0
01/01/2011 to 12/31/2011	$13.31188	$13.23245	0
01/01/2012 to 12/31/2012	$13.23245	$14.53608	0
01/01/2013 to 12/31/2013	$14.53608	$18.84307	0
01/01/2014 to 12/31/2014	$18.84307	$19.88175	0
01/01/2015 to 10/16/2015	$19.88175	$20.28930	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.46967	$10.80728	0
01/01/2007 to 12/31/2007	$10.80728	$12.53991	0
01/01/2008 to 12/31/2008	$12.53991	$7.04323	0
01/01/2009 to 12/31/2009	$7.04323	$8.43830	0
01/01/2010 to 12/31/2010	$8.43830	$9.92054	0
01/01/2011 to 04/29/2011	$9.92054	$11.10530	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99814	$10.28113	0
01/01/2013 to 12/31/2013	$10.28113	$11.95086	0
01/01/2014 to 12/31/2014	$11.95086	$12.28242	0
01/01/2015 to 12/31/2015	$12.28242	$11.85721	0

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10088	$5.55848	0
01/01/2009 to 12/31/2009	$5.55848	$9.04757	0
01/01/2010 to 12/31/2010	$9.04757	$10.81385	0
01/01/2011 to 12/31/2011	$10.81385	$8.42811	0
01/01/2012 to 12/31/2012	$8.42811	$9.71539	0
01/01/2013 to 12/31/2013	$9.71539	$9.51805	0
01/01/2014 to 12/31/2014	$9.51805	$8.86830	0
01/01/2015 to 12/31/2015	$8.86830	$7.21876	0

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.18438	$10.58832	16,431
01/01/2007 to 12/31/2007	$10.58832	$11.25143	91,172
01/01/2008 to 12/31/2008	$11.25143	$8.85527	114,769
01/01/2009 to 12/31/2009	$8.85527	$10.39060	109,030
01/01/2010 to 12/31/2010	$10.39060	$11.23093	96,319
01/01/2011 to 12/31/2011	$11.23093	$11.08818	81,004
01/01/2012 to 12/31/2012	$11.08818	$11.96291	77,081
01/01/2013 to 12/31/2013	$11.96291	$12.77116	77,404
01/01/2014 to 12/31/2014	$12.77116	$13.20504	72,581
01/01/2015 to 12/31/2015	$13.20504	$12.92658	68,071

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01805	$10.06005	0
01/01/2012 to 12/31/2012	$10.06005	$10.53264	0
01/01/2013 to 12/31/2013	$10.53264	$10.05767	0
01/01/2014 to 12/31/2014	$10.05767	$10.42743	0
01/01/2015 to 12/31/2015	$10.42743	$10.16564	0

AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$10.16144	$10.43165	8,017
01/01/2007 to 12/31/2007	$10.43165	$11.36002	35,459
01/01/2008 to 12/31/2008	$11.36002	$6.58367	42,522
01/01/2009 to 12/31/2009	$6.58367	$8.10732	45,017
01/01/2010 to 12/31/2010	$8.10732	$9.43250	44,356
01/01/2011 to 12/31/2011	$9.43250	$8.64767	43,054
01/01/2012 to 12/31/2012	$8.64767	$9.54508	41,562
01/01/2013 to 12/31/2013	$9.54508	$10.91902	40,527
01/01/2014 to 12/31/2014	$10.91902	$11.65528	33,493
01/01/2015 to 12/31/2015	$11.65528	$11.32346	33,675

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$10.60473	$11.39044	0
01/01/2007 to 12/31/2007	$11.39044	$11.36487	0
01/01/2008 to 12/31/2008	$11.36487	$6.80785	0
01/01/2009 to 12/31/2009	$6.80785	$8.10701	0
01/01/2010 to 12/31/2010	$8.10701	$9.11744	0
01/01/2011 to 12/31/2011	$9.11744	$9.22101	0
01/01/2012 to 12/31/2012	$9.22101	$10.70831	0
01/01/2013 to 12/31/2013	$10.70831	$13.86199	0
01/01/2014 to 12/31/2014	$13.86199	$15.88287	0
01/01/2015 to 12/31/2015	$15.88287	$16.00374	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.86352	0
01/01/2012 to 12/31/2012	$8.86352	$9.80389	0
01/01/2013 to 12/31/2013	$9.80389	$11.73000	0
01/01/2014 to 12/31/2014	$11.73000	$12.21170	0
01/01/2015 to 12/31/2015	$12.21170	$11.95509	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08093	$7.31661	0
01/01/2009 to 12/31/2009	$7.31661	$8.82485	0
01/01/2010 to 12/31/2010	$8.82485	$9.65463	0
01/01/2011 to 12/31/2011	$9.65463	$9.26641	906
01/01/2012 to 12/31/2012	$9.26641	$9.98915	846
01/01/2013 to 12/31/2013	$9.98915	$10.97919	2,223
01/01/2014 to 12/31/2014	$10.97919	$11.28386	2,072
01/01/2015 to 12/31/2015	$11.28386	$11.01184	10,037

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09911	$6.67029	0
01/01/2009 to 12/31/2009	$6.67029	$8.27102	0
01/01/2010 to 12/31/2010	$8.27102	$9.24479	0
01/01/2011 to 12/31/2011	$9.24479	$8.82135	0
01/01/2012 to 12/31/2012	$8.82135	$9.99402	0
01/01/2013 to 12/31/2013	$9.99402	$11.53373	1,062
01/01/2014 to 12/31/2014	$11.53373	$11.88687	987
01/01/2015 to 12/31/2015	$11.88687	$11.55656	11,146

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$10.43396	$11.00360	0
01/01/2007 to 12/31/2007	$11.00360	$11.71424	7,414
01/01/2008 to 12/31/2008	$11.71424	$7.99351	14,280
01/01/2009 to 12/31/2009	$7.99351	$9.95586	13,838
01/01/2010 to 12/31/2010	$9.95586	$10.88156	17,757
01/01/2011 to 12/31/2011	$10.88156	$10.27765	18,705
01/01/2012 to 12/31/2012	$10.27765	$11.16511	18,015
01/01/2013 to 12/31/2013	$11.16511	$12.48579	17,362
01/01/2014 to 12/31/2014	$12.48579	$12.57570	16,750
01/01/2015 to 10/16/2015	$12.57570	$12.17270	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$12.14275	$12.03427	0
01/01/2007 to 12/31/2007	$12.03427	$13.08104	0
01/01/2008 to 12/31/2008	$13.08104	$7.14856	0
01/01/2009 to 12/31/2009	$7.14856	$9.27013	0
01/01/2010 to 12/31/2010	$9.27013	$12.01118	0
01/01/2011 to 12/31/2011	$12.01118	$10.20193	0
01/01/2012 to 12/31/2012	$10.20193	$11.97389	0
01/01/2013 to 12/31/2013	$11.97389	$16.48166	0
01/01/2014 to 12/31/2014	$16.48166	$16.90710	0
01/01/2015 to 12/31/2015	$16.90710	$16.74749	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90461	$9.87296	0
01/01/2007 to 12/31/2007	$9.87296	$10.33994	0
01/01/2008 to 12/31/2008	$10.33994	$6.56974	0
01/01/2009 to 12/31/2009	$6.56974	$8.59961	0
01/01/2010 to 12/31/2010	$8.59961	$11.46782	0
01/01/2011 to 12/31/2011	$11.46782	$11.10068	0
01/01/2012 to 12/31/2012	$11.10068	$12.17187	0
01/01/2013 to 12/31/2013	$12.17187	$16.08335	0
01/01/2014 to 12/31/2014	$16.08335	$16.32209	0
01/01/2015 to 12/31/2015	$16.32209	$16.08047	0

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.91975	$12.43066	0
01/01/2007 to 12/31/2007	$12.43066	$11.46817	0
01/01/2008 to 12/31/2008	$11.46817	$7.87877	0
01/01/2009 to 12/31/2009	$7.87877	$9.78101	0
01/01/2010 to 12/31/2010	$9.78101	$12.04659	0
01/01/2011 to 12/31/2011	$12.04659	$11.07233	0
01/01/2012 to 12/31/2012	$11.07233	$12.78859	0
01/01/2013 to 12/31/2013	$12.78859	$17.17681	0
01/01/2014 to 12/31/2014	$17.17681	$17.67519	0
01/01/2015 to 12/31/2015	$17.67519	$16.53298	0

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.66736	$11.32989	0
01/01/2007 to 12/31/2007	$11.32989	$11.77409	20,663
01/01/2008 to 12/31/2008	$11.77409	$8.52312	118,316
01/01/2009 to 12/31/2009	$8.52312	$10.34266	116,846
01/01/2010 to 12/31/2010	$10.34266	$11.27647	113,717
01/01/2011 to 12/31/2011	$11.27647	$11.24209	112,560
01/01/2012 to 12/31/2012	$11.24209	$12.47207	107,540
01/01/2013 to 12/31/2013	$12.47207	$14.24387	105,525
01/01/2014 to 12/31/2014	$14.24387	$14.74231	101,668
01/01/2015 to 12/31/2015	$14.74231	$14.41688	90,316

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$10.98195	$12.16986	0
01/01/2007 to 12/31/2007	$12.16986	$11.47051	0
01/01/2008 to 12/31/2008	$11.47051	$6.51593	0
01/01/2009 to 12/31/2009	$6.51593	$7.88518	0
01/01/2010 to 12/31/2010	$7.88518	$8.72888	0
01/01/2011 to 12/31/2011	$8.72888	$8.39306	0
01/01/2012 to 12/31/2012	$8.39306	$9.61933	0
01/01/2013 to 12/31/2013	$9.61933	$12.19460	0
01/01/2014 to 12/31/2014	$12.19460	$12.81051	0
01/01/2015 to 10/16/2015	$12.81051	$11.81954	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.93965	$10.42445	0
01/01/2007 to 12/31/2007	$10.42445	$11.02786	0
01/01/2008 to 12/31/2008	$11.02786	$6.40651	0
01/01/2009 to 12/31/2009	$6.40651	$9.60494	0
01/01/2010 to 12/31/2010	$9.60494	$10.87354	0
01/01/2011 to 12/31/2011	$10.87354	$10.44927	0
01/01/2012 to 12/31/2012	$10.44927	$12.00993	0
01/01/2013 to 12/31/2013	$12.00993	$16.90868	0
01/01/2014 to 12/31/2014	$16.90868	$17.90792	0
01/01/2015 to 12/31/2015	$17.90792	$19.18285	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$13.71289	$13.22824	0
01/01/2007 to 12/31/2007	$13.22824	$18.16705	0
01/01/2008 to 12/31/2008	$18.16705	$8.88133	0
01/01/2009 to 12/31/2009	$8.88133	$12.96586	0
01/01/2010 to 12/31/2010	$12.96586	$15.26697	0
01/01/2011 to 12/31/2011	$15.26697	$12.69771	0
01/01/2012 to 12/31/2012	$12.69771	$12.86055	0
01/01/2013 to 12/31/2013	$12.86055	$14.50493	0
01/01/2014 to 12/31/2014	$14.50493	$12.99312	0
01/01/2015 to 12/31/2015	$12.99312	$10.25545	0

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.51240	$9.76680	0
01/01/2007 to 12/31/2007	$9.76680	$10.46691	0
01/01/2008 to 12/31/2008	$10.46691	$9.98246	0
01/01/2009 to 12/31/2009	$9.98246	$10.94031	0
01/01/2010 to 12/31/2010	$10.94031	$11.30855	0
01/01/2011 to 12/31/2011	$11.30855	$11.51060	0
01/01/2012 to 12/31/2012	$11.51060	$11.83935	0
01/01/2013 to 12/31/2013	$11.83935	$11.13870	0
01/01/2014 to 12/31/2014	$11.13870	$10.94878	0
01/01/2015 to 12/31/2015	$10.94878	$10.20836	0

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$10.62035	$11.30056	0
01/01/2007 to 12/31/2007	$11.30056	$12.10105	0
01/01/2008 to 12/31/2008	$12.10105	$6.82187	0
01/01/2009 to 12/31/2009	$6.82187	$8.56459	0
01/01/2010 to 12/31/2010	$8.56459	$9.59753	0
01/01/2011 to 12/31/2011	$9.59753	$9.05781	1,875
01/01/2012 to 12/31/2012	$9.05781	$9.82842	1,874
01/01/2013 to 12/31/2013	$9.82842	$11.57734	2,950
01/01/2014 to 12/31/2014	$11.57734	$11.93989	8,076
01/01/2015 to 12/31/2015	$11.93989	$11.59757	11,954

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99813	$9.97203	0
01/01/2008 to 12/31/2008	$9.97203	$9.23980	0
01/01/2009 to 12/31/2009	$9.23980	$10.08246	0
01/01/2010 to 12/31/2010	$10.08246	$10.62443	0
01/01/2011 to 12/31/2011	$10.62443	$11.01173	0
01/01/2012 to 12/31/2012	$11.01173	$11.60902	0
01/01/2013 to 12/31/2013	$11.60902	$11.17857	0
01/01/2014 to 12/31/2014	$11.17857	$11.71370	0
01/01/2015 to 12/31/2015	$11.71370	$11.59188	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07794	$6.61569	0
01/01/2009 to 12/31/2009	$6.61569	$8.41122	0
01/01/2010 to 12/31/2010	$8.41122	$9.06421	1,778
01/01/2011 to 12/31/2011	$9.06421	$8.71266	1,707
01/01/2012 to 09/21/2012	$8.71266	$9.71788	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 and Highest

Anniversary Value Death Benefit OR HD GRO 60 bps and HAV (2.40%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.37838	$10.92810	454,465
01/01/2007 to 12/31/2007	$10.92810	$11.65329	964,233
01/01/2008 to 12/31/2008	$11.65329	$7.75760	1,072,366
01/01/2009 to 12/31/2009	$7.75760	$9.42115	1,101,818
01/01/2010 to 12/31/2010	$9.42115	$10.30116	1,032,569
01/01/2011 to 12/31/2011	$10.30116	$9.79264	988,229
01/01/2012 to 12/31/2012	$9.79264	$10.76451	985,973
01/01/2013 to 12/31/2013	$10.76451	$11.56075	969,087
01/01/2014 to 12/31/2014	$11.56075	$11.72090	940,667
01/01/2015 to 12/31/2015	$11.72090	$11.07767	899,913

AST Advanced Strategies Portfolio
05/01/2006 to 12/31/2006	$10.14034	$10.60042	153,760
01/01/2007 to 12/31/2007	$10.60042	$11.33467	310,489
01/01/2008 to 12/31/2008	$11.33467	$7.76986	321,275
01/01/2009 to 12/31/2009	$7.76986	$9.57583	288,239
01/01/2010 to 12/31/2010	$9.57583	$10.63329	291,769
01/01/2011 to 12/31/2011	$10.63329	$10.39610	285,594
01/01/2012 to 12/31/2012	$10.39610	$11.53773	285,336
01/01/2013 to 12/31/2013	$11.53773	$13.13292	297,967
01/01/2014 to 12/31/2014	$13.13292	$13.60848	292,510
01/01/2015 to 12/31/2015	$13.60848	$13.39619	278,273

AST American Century Income & Growth Portfolio
05/01/2006 to 12/31/2006	$10.66616	$11.72362	0
01/01/2007 to 12/31/2007	$11.72362	$11.43510	0
01/01/2008 to 12/31/2008	$11.43510	$7.28684	0
01/01/2009 to 12/31/2009	$7.28684	$8.38086	0
01/01/2010 to 12/31/2010	$8.38086	$9.31788	0
01/01/2011 to 12/31/2011	$9.31788	$9.42483	0
01/01/2012 to 05/04/2012	$9.42483	$10.21573	0

AST Balanced Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.32889	$10.82085	190,663
01/01/2007 to 12/31/2007	$10.82085	$11.52494	459,333
01/01/2008 to 12/31/2008	$11.52494	$8.02434	412,633
01/01/2009 to 12/31/2009	$8.02434	$9.66193	413,446
01/01/2010 to 12/31/2010	$9.66193	$10.59745	404,281
01/01/2011 to 12/31/2011	$10.59745	$10.22361	362,653
01/01/2012 to 12/31/2012	$10.22361	$11.22915	374,366
01/01/2013 to 12/31/2013	$11.22915	$12.90130	354,779
01/01/2014 to 12/31/2014	$12.90130	$13.42061	326,119
01/01/2015 to 12/31/2015	$13.42061	$13.16849	309,099

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99740	$9.12279	0
01/01/2012 to 12/31/2012	$9.12279	$9.96837	0
01/01/2013 to 12/31/2013	$9.96837	$10.79132	0
01/01/2014 to 12/31/2014	$10.79132	$11.05428	0
01/01/2015 to 12/31/2015	$11.05428	$10.47127	0

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99805	$10.44952	0
01/01/2014 to 12/31/2014	$10.44952	$10.56969	0
01/01/2015 to 12/31/2015	$10.56969	$10.35003	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2006 to 12/31/2006	$9.99406	$10.13734	0
01/01/2007 to 12/31/2007	$10.13734	$10.57154	0
01/01/2008 to 12/31/2008	$10.57154	$10.43883	0
01/01/2009 to 12/31/2009	$10.43883	$11.23700	0
01/01/2010 to 12/31/2010	$11.23700	$11.40142	0
01/01/2011 to 12/31/2011	$11.40142	$11.38492	0
01/01/2012 to 12/31/2012	$11.38492	$11.63966	0
01/01/2013 to 12/31/2013	$11.63966	$11.11978	0
01/01/2014 to 12/31/2014	$11.11978	$10.84865	0
01/01/2015 to 12/31/2015	$10.84865	$10.64555	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2006* to 12/31/2006	$9.97070	$10.25475	0
01/01/2007 to 12/31/2007	$10.25475	$10.84512	0
01/01/2008 to 12/31/2008	$10.84512	$10.35148	0
01/01/2009 to 12/31/2009	$10.35148	$11.77952	0
01/01/2010 to 12/31/2010	$11.77952	$12.39127	0
01/01/2011 to 12/31/2011	$12.39127	$12.48599	0
01/01/2012 to 12/31/2012	$12.48599	$13.32948	0
01/01/2013 to 12/31/2013	$13.32948	$12.77783	0
01/01/2014 to 12/31/2014	$12.77783	$13.00620	0
01/01/2015 to 12/31/2015	$13.00620	$12.43352	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99870	$9.32612	0
01/01/2010 to 12/31/2010	$9.32612	$10.07081	0
01/01/2011 to 12/31/2011	$10.07081	$10.78321	0
01/01/2012 to 12/31/2012	$10.78321	$10.96860	0
01/01/2013 to 12/31/2013	$10.96860	$10.63770	0
01/01/2014 to 12/31/2014	$10.63770	$10.43635	0
01/01/2015 to 12/31/2015	$10.43635	$10.16828	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99806	$11.97274	0
01/01/2009 to 12/31/2009	$11.97274	$10.98462	0
01/01/2010 to 12/31/2010	$10.98462	$11.92705	0
01/01/2011 to 12/31/2011	$11.92705	$13.22971	0
01/01/2012 to 12/31/2012	$13.22971	$13.65761	0
01/01/2013 to 12/31/2013	$13.65761	$12.91825	0
01/01/2014 to 12/31/2014	$12.91825	$12.95134	0
01/01/2015 to 12/31/2015	$12.95134	$12.75029	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99806	$12.04125	0
01/01/2009 to 12/31/2009	$12.04125	$10.85345	0
01/01/2010 to 12/31/2010	$10.85345	$11.80330	0
01/01/2011 to 12/31/2011	$11.80330	$13.36844	0
01/01/2012 to 12/31/2012	$13.36844	$13.81956	0
01/01/2013 to 12/31/2013	$13.81956	$12.84354	0
01/01/2014 to 12/31/2014	$12.84354	$13.07734	0
01/01/2015 to 12/31/2015	$13.07734	$12.90758	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99870	$8.74021	0
01/01/2010 to 12/31/2010	$8.74021	$9.54633	111
01/01/2011 to 12/31/2011	$9.54633	$11.06416	0
01/01/2012 to 12/31/2012	$11.06416	$11.48725	0
01/01/2013 to 12/31/2013	$11.48725	$10.48701	0
01/01/2014 to 12/31/2014	$10.48701	$10.87196	0
01/01/2015 to 12/31/2015	$10.87196	$10.77923	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99740	$10.94733	0
01/01/2011 to 12/31/2011	$10.94733	$12.86160	1,098
01/01/2012 to 12/31/2012	$12.86160	$13.41290	0
01/01/2013 to 12/31/2013	$13.41290	$12.18147	0
01/01/2014 to 12/31/2014	$12.18147	$12.80957	0
01/01/2015 to 12/31/2015	$12.80957	$12.73236	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99805	$11.95414	0
01/01/2012 to 12/31/2012	$11.95414	$12.35609	0
01/01/2013 to 12/31/2013	$12.35609	$10.89052	0
01/01/2014 to 12/31/2014	$10.89052	$11.73807	0
01/01/2015 to 12/31/2015	$11.73807	$11.70319	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99741	$10.34131	1,285
01/01/2013 to 12/31/2013	$10.34131	$9.06883	2,199
01/01/2014 to 12/31/2014	$9.06883	$9.97388	0
01/01/2015 to 12/31/2015	$9.97388	$10.00385	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99870	$8.70101	0
01/01/2014 to 12/31/2014	$8.70101	$9.73699	1,638
01/01/2015 to 12/31/2015	$9.73699	$9.77888	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99870	$11.24037	0
01/01/2015 to 12/31/2015	$11.24037	$11.19624	2,040

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99870	$9.88280	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14482	$10.29084	0
01/01/2010 to 12/31/2010	$10.29084	$11.42897	0
01/01/2011 to 12/31/2011	$11.42897	$10.50609	0
01/01/2012 to 12/31/2012	$10.50609	$11.61712	0
01/01/2013 to 12/31/2013	$11.61712	$14.91058	0
01/01/2014 to 12/31/2014	$14.91058	$16.05588	0
01/01/2015 to 12/31/2015	$16.05588	$14.93239	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.49722	$11.10359	416,937
01/01/2007 to 12/31/2007	$11.10359	$11.89686	947,042
01/01/2008 to 12/31/2008	$11.89686	$7.55860	933,908
01/01/2009 to 12/31/2009	$7.55860	$9.25117	922,407
01/01/2010 to 12/31/2010	$9.25117	$10.24289	865,116
01/01/2011 to 12/31/2011	$10.24289	$9.76047	804,025
01/01/2012 to 12/31/2012	$9.76047	$10.83930	808,006
01/01/2013 to 12/31/2013	$10.83930	$12.98607	759,479
01/01/2014 to 12/31/2014	$12.98607	$13.56875	732,503
01/01/2015 to 12/31/2015	$13.56875	$13.32137	691,234

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99805	$11.59271	0
01/01/2014 to 12/31/2014	$11.59271	$12.86175	0
01/01/2015 to 12/31/2015	$12.86175	$12.11165	0

AST Cohen & Steers Realty Portfolio
05/01/2006 to 12/31/2006	$13.07699	$15.95403	0
01/01/2007 to 12/31/2007	$15.95403	$12.47205	0
01/01/2008 to 12/31/2008	$12.47205	$7.90995	0
01/01/2009 to 12/31/2009	$7.90995	$10.19073	0
01/01/2010 to 12/31/2010	$10.19073	$12.80753	0
01/01/2011 to 12/31/2011	$12.80753	$13.33217	0
01/01/2012 to 12/31/2012	$13.33217	$15.01728	0
01/01/2013 to 12/31/2013	$15.01728	$15.12482	0
01/01/2014 to 12/31/2014	$15.12482	$19.33649	0
01/01/2015 to 12/31/2015	$19.33649	$19.79807	0

AST DeAm Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.19035	$11.66626	0
01/01/2007 to 12/31/2007	$11.66626	$9.36725	0
01/01/2008 to 07/18/2008	$9.36725	$8.54936	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99805	$9.64271	0
01/01/2014 to 12/31/2014	$9.64271	$9.89714	0
01/01/2015 to 12/31/2015	$9.89714	$9.65573	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10341	$7.47127	166
01/01/2009 to 12/31/2009	$7.47127	$8.84522	229
01/01/2010 to 12/31/2010	$8.84522	$9.78877	229
01/01/2011 to 12/31/2011	$9.78877	$9.32332	0
01/01/2012 to 12/31/2012	$9.32332	$10.34590	0
01/01/2013 to 12/31/2013	$10.34590	$12.04573	0
01/01/2014 to 12/31/2014	$12.04573	$12.43607	0
01/01/2015 to 10/16/2015	$12.43607	$12.33595	0

AST FI Pyramis® Quantitative Portfolio
05/01/2006 to 12/31/2006	$10.04059	$10.52188	57,168
01/01/2007 to 12/31/2007	$10.52188	$11.15319	162,545
01/01/2008 to 12/31/2008	$11.15319	$7.13527	191,336
01/01/2009 to 12/31/2009	$7.13527	$8.63008	184,524
01/01/2010 to 12/31/2010	$8.63008	$9.63844	191,286
01/01/2011 to 12/31/2011	$9.63844	$9.27120	185,407
01/01/2012 to 12/31/2012	$9.27120	$10.01640	182,965
01/01/2013 to 12/31/2013	$10.01640	$11.22551	198,962
01/01/2014 to 12/31/2014	$11.22551	$11.30784	191,518
01/01/2015 to 12/31/2015	$11.30784	$11.15218	179,000

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99806	$7.44902	0
01/01/2009 to 11/13/2009	$7.44902	$8.28018	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99806	$10.69671	7,810
01/01/2013 to 12/31/2013	$10.69671	$13.00237	9,465
01/01/2014 to 12/31/2014	$13.00237	$13.10104	9,844
01/01/2015 to 10/16/2015	$13.10104	$12.48296	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99805	$10.76457	8,302
01/01/2014 to 12/31/2014	$10.76457	$10.78118	20,253
01/01/2015 to 10/16/2015	$10.78118	$10.23331	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17473	$6.09375	0
01/01/2009 to 12/31/2009	$6.09375	$8.03953	0
01/01/2010 to 12/31/2010	$8.03953	$9.43708	0
01/01/2011 to 12/31/2011	$9.43708	$8.75182	0
01/01/2012 to 12/31/2012	$8.75182	$10.83725	0
01/01/2013 to 12/31/2013	$10.83725	$11.04335	0
01/01/2014 to 12/31/2014	$11.04335	$12.28611	0
01/01/2015 to 12/31/2015	$12.28611	$11.98737	0

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2006 to 12/31/2006	$11.18465	$11.48961	0
01/01/2007 to 12/31/2007	$11.48961	$12.78878	0
01/01/2008 to 12/31/2008	$12.78878	$7.45948	0
01/01/2009 to 12/31/2009	$7.45948	$10.88318	0
01/01/2010 to 12/31/2010	$10.88318	$11.72159	0
01/01/2011 to 12/31/2011	$11.72159	$10.99420	253
01/01/2012 to 12/31/2012	$10.99420	$12.85807	282
01/01/2013 to 12/31/2013	$12.85807	$16.29101	128
01/01/2014 to 02/07/2014	$16.29101	$16.01483	0

AST Goldman Sachs Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$10.59894	$11.68868	0
01/01/2007 to 12/31/2007	$11.68868	$11.99851	0
01/01/2008 to 12/31/2008	$11.99851	$6.94919	0
01/01/2009 to 12/31/2009	$6.94919	$8.08841	0
01/01/2010 to 12/31/2010	$8.08841	$8.91678	0
01/01/2011 to 12/31/2011	$8.91678	$8.22741	0
01/01/2012 to 12/31/2012	$8.22741	$9.61437	0
01/01/2013 to 12/31/2013	$9.61437	$12.53839	0
01/01/2014 to 12/31/2014	$12.53839	$13.85256	0
01/01/2015 to 12/31/2015	$13.85256	$12.90268	0

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.06581	$10.91536	0
01/01/2007 to 12/31/2007	$10.91536	$12.72041	0
01/01/2008 to 12/31/2008	$12.72041	$7.35455	0
01/01/2009 to 12/31/2009	$7.35455	$11.28278	0
01/01/2010 to 12/31/2010	$11.28278	$13.20290	0
01/01/2011 to 12/31/2011	$13.20290	$12.50997	0
01/01/2012 to 12/31/2012	$12.50997	$14.61247	0
01/01/2013 to 12/31/2013	$14.61247	$18.86385	0
01/01/2014 to 12/31/2014	$18.86385	$20.54525	0
01/01/2015 to 12/31/2015	$20.54525	$18.92287	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08908	$7.57974	5,378
01/01/2009 to 12/31/2009	$7.57974	$9.13296	5,414
01/01/2010 to 12/31/2010	$9.13296	$9.95339	5,445
01/01/2011 to 12/31/2011	$9.95339	$9.67119	5,420
01/01/2012 to 12/31/2012	$9.67119	$10.40086	5,501
01/01/2013 to 12/31/2013	$10.40086	$11.15460	5,644
01/01/2014 to 12/31/2014	$11.15460	$11.33341	16,537
01/01/2015 to 12/31/2015	$11.33341	$10.96706	16,540

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03294	$7.61489	0
01/01/2009 to 12/31/2009	$7.61489	$9.43289	0
01/01/2010 to 12/31/2010	$9.43289	$11.67774	0
01/01/2011 to 12/31/2011	$11.67774	$11.55295	258
01/01/2012 to 12/31/2012	$11.55295	$13.05185	287
01/01/2013 to 12/31/2013	$13.05185	$17.69313	130
01/01/2014 to 12/31/2014	$17.69313	$18.52211	217
01/01/2015 to 12/31/2015	$18.52211	$17.09407	118

AST Herndon Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.48852	$12.66348	0
01/01/2007 to 12/31/2007	$12.66348	$12.51083	0
01/01/2008 to 12/31/2008	$12.51083	$7.65994	0
01/01/2009 to 12/31/2009	$7.65994	$8.84617	0
01/01/2010 to 12/31/2010	$8.84617	$9.71381	0
01/01/2011 to 12/31/2011	$9.71381	$9.43980	0
01/01/2012 to 12/31/2012	$9.43980	$10.45358	0
01/01/2013 to 12/31/2013	$10.45358	$13.74383	0
01/01/2014 to 12/31/2014	$13.74383	$13.63066	0
01/01/2015 to 12/31/2015	$13.63066	$12.50394	0

AST High Yield Portfolio
05/01/2006 to 12/31/2006	$10.04057	$10.56209	0
01/01/2007 to 12/31/2007	$10.56209	$10.56913	0
01/01/2008 to 12/31/2008	$10.56913	$7.68488	0
01/01/2009 to 12/31/2009	$7.68488	$10.17299	0
01/01/2010 to 12/31/2010	$10.17299	$11.27582	0
01/01/2011 to 12/31/2011	$11.27582	$11.36141	0
01/01/2012 to 12/31/2012	$11.36141	$12.63400	0
01/01/2013 to 12/31/2013	$12.63400	$13.22374	0
01/01/2014 to 12/31/2014	$13.22374	$13.24410	0
01/01/2015 to 12/31/2015	$13.24410	$12.47275	0

AST International Growth Portfolio
05/01/2006* to 12/31/2006	$9.99157	$10.55632	0
01/01/2007 to 12/31/2007	$10.55632	$12.27164	0
01/01/2008 to 12/31/2008	$12.27164	$5.96394	0
01/01/2009 to 12/31/2009	$5.96394	$7.87947	0
01/01/2010 to 12/31/2010	$7.87947	$8.81046	0
01/01/2011 to 12/31/2011	$8.81046	$7.49214	0
01/01/2012 to 12/31/2012	$7.49214	$8.80639	0
01/01/2013 to 12/31/2013	$8.80639	$10.23888	0
01/01/2014 to 12/31/2014	$10.23888	$9.44636	0
01/01/2015 to 12/31/2015	$9.44636	$9.51530	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
05/01/2006* to 12/31/2006	$10.00972	$10.81826	0
01/01/2007 to 12/31/2007	$10.81826	$12.44420	0
01/01/2008 to 12/31/2008	$12.44420	$6.80473	0
01/01/2009 to 12/31/2009	$6.80473	$8.67192	0
01/01/2010 to 12/31/2010	$8.67192	$9.40731	0
01/01/2011 to 12/31/2011	$9.40731	$8.03400	0
01/01/2012 to 12/31/2012	$8.03400	$9.15374	0
01/01/2013 to 12/31/2013	$9.15374	$10.67949	0
01/01/2014 to 12/31/2014	$10.67949	$9.73007	0
01/01/2015 to 12/31/2015	$9.73007	$9.57964	0

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11160	$7.10587	0
01/01/2009 to 12/31/2009	$7.10587	$8.78979	398
01/01/2010 to 12/31/2010	$8.78979	$9.76990	480
01/01/2011 to 12/31/2011	$9.76990	$9.48685	427
01/01/2012 to 12/31/2012	$9.48685	$10.52253	568
01/01/2013 to 12/31/2013	$10.52253	$11.94908	7,893
01/01/2014 to 12/31/2014	$11.94908	$12.41164	8,248
01/01/2015 to 12/31/2015	$12.41164	$11.99374	1,181

AST J.P. Morgan International Equity Portfolio
05/01/2006 to 12/31/2006	$12.05536	$12.70076	0
01/01/2007 to 12/31/2007	$12.70076	$13.57232	0
01/01/2008 to 12/31/2008	$13.57232	$7.76920	0
01/01/2009 to 12/31/2009	$7.76920	$10.30935	0
01/01/2010 to 12/31/2010	$10.30935	$10.78967	0
01/01/2011 to 12/31/2011	$10.78967	$9.57288	0
01/01/2012 to 12/31/2012	$9.57288	$11.39642	0
01/01/2013 to 12/31/2013	$11.39642	$12.83891	0
01/01/2014 to 12/31/2014	$12.83891	$11.73973	0
01/01/2015 to 12/31/2015	$11.73973	$11.14411	0

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2006 to 12/31/2006	$10.89122	$11.46304	0
01/01/2007 to 12/31/2007	$11.46304	$11.41036	22,005
01/01/2008 to 12/31/2008	$11.41036	$9.17983	34,513
01/01/2009 to 12/31/2009	$9.17983	$10.93860	40,351
01/01/2010 to 12/31/2010	$10.93860	$11.46408	43,386
01/01/2011 to 12/31/2011	$11.46408	$11.22194	39,356
01/01/2012 to 12/31/2012	$11.22194	$12.13323	40,694
01/01/2013 to 12/31/2013	$12.13323	$13.15612	30,969
01/01/2014 to 12/31/2014	$13.15612	$13.54784	31,381
01/01/2015 to 12/31/2015	$13.54784	$13.20605	30,452

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08344	$10.28106	0
01/01/2010 to 12/31/2010	$10.28106	$11.17641	0
01/01/2011 to 12/31/2011	$11.17641	$10.98718	0
01/01/2012 to 12/31/2012	$10.98718	$12.35872	0
01/01/2013 to 12/31/2013	$12.35872	$16.47370	0
01/01/2014 to 12/31/2014	$16.47370	$17.61656	0
01/01/2015 to 12/31/2015	$17.61656	$19.03320	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Large-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.03062	$12.14135	0
01/01/2007 to 12/31/2007	$12.14135	$11.50113	0
01/01/2008 to 12/31/2008	$11.50113	$6.57126	0
01/01/2009 to 12/31/2009	$6.57126	$7.66428	0
01/01/2010 to 12/31/2010	$7.66428	$8.46960	0
01/01/2011 to 12/31/2011	$8.46960	$7.92531	349
01/01/2012 to 12/31/2012	$7.92531	$9.04621	390
01/01/2013 to 12/31/2013	$9.04621	$12.35572	176
01/01/2014 to 12/31/2014	$12.35572	$13.72490	294
01/01/2015 to 12/31/2015	$13.72490	$12.35290	160

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.10313	$11.35176	0
01/01/2007 to 12/31/2007	$11.35176	$12.74311	0
01/01/2008 to 12/31/2008	$12.74311	$7.01082	0
01/01/2009 to 12/31/2009	$7.01082	$8.88395	0
01/01/2010 to 12/31/2010	$8.88395	$10.38934	0
01/01/2011 to 12/31/2011	$10.38934	$10.05351	0
01/01/2012 to 12/31/2012	$10.05351	$11.02169	0
01/01/2013 to 12/31/2013	$11.02169	$14.70413	0
01/01/2014 to 12/31/2014	$14.70413	$15.88010	237
01/01/2015 to 12/31/2015	$15.88010	$17.06978	129

AST Lord Abbett Core Fixed Income Portfolio
05/01/2006 to 12/31/2006	$10.16529	$10.60656	0
01/01/2007 to 12/31/2007	$10.60656	$10.98711	0
01/01/2008 to 12/31/2008	$10.98711	$8.23450	0
01/01/2009 to 12/31/2009	$8.23450	$10.82420	0
01/01/2010 to 12/31/2010	$10.82420	$11.98856	0
01/01/2011 to 12/31/2011	$11.98856	$12.89882	99
01/01/2012 to 12/31/2012	$12.89882	$13.34298	110
01/01/2013 to 12/31/2013	$13.34298	$12.76958	50
01/01/2014 to 12/31/2014	$12.76958	$13.26704	83
01/01/2015 to 12/31/2015	$13.26704	$12.88041	45

AST MFS Global Equity Portfolio
05/01/2006 to 12/31/2006	$11.39341	$12.64469	0
01/01/2007 to 12/31/2007	$12.64469	$13.50765	0
01/01/2008 to 12/31/2008	$13.50765	$8.70708	0
01/01/2009 to 12/31/2009	$8.70708	$11.18206	0
01/01/2010 to 12/31/2010	$11.18206	$12.23557	0
01/01/2011 to 12/31/2011	$12.23557	$11.57485	0
01/01/2012 to 12/31/2012	$11.57485	$13.91170	0
01/01/2013 to 12/31/2013	$13.91170	$17.34006	0
01/01/2014 to 12/31/2014	$17.34006	$17.54837	0
01/01/2015 to 12/31/2015	$17.54837	$16.88583	0

AST MFS Growth Portfolio
05/01/2006 to 12/31/2006	$11.00697	$11.45540	0
01/01/2007 to 12/31/2007	$11.45540	$12.87556	0
01/01/2008 to 12/31/2008	$12.87556	$8.00884	0
01/01/2009 to 12/31/2009	$8.00884	$9.72195	0
01/01/2010 to 12/31/2010	$9.72195	$10.70795	0
01/01/2011 to 12/31/2011	$10.70795	$10.39520	0
01/01/2012 to 12/31/2012	$10.39520	$11.88543	0
01/01/2013 to 12/31/2013	$11.88543	$15.86746	0
01/01/2014 to 12/31/2014	$15.86746	$16.84521	0
01/01/2015 to 12/31/2015	$16.84521	$17.63956	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99806	$10.17007	0
01/01/2013 to 12/31/2013	$10.17007	$13.35869	0
01/01/2014 to 12/31/2014	$13.35869	$14.37859	0
01/01/2015 to 12/31/2015	$14.37859	$13.94007	0

AST Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.00950	$11.48305	0
01/01/2007 to 12/31/2007	$11.48305	$11.52105	0
01/01/2008 to 12/31/2008	$11.52105	$6.96134	0
01/01/2009 to 12/31/2009	$6.96134	$9.44177	0
01/01/2010 to 12/31/2010	$9.44177	$11.39740	0
01/01/2011 to 12/31/2011	$11.39740	$10.74656	0
01/01/2012 to 12/31/2012	$10.74656	$12.42636	0
01/01/2013 to 12/31/2013	$12.42636	$16.06886	0
01/01/2014 to 12/31/2014	$16.06886	$18.04127	0
01/01/2015 to 12/31/2015	$18.04127	$16.45398	0

AST Money Market Portfolio
05/01/2006* to 12/31/2006	$9.99923	$10.16120	0
01/01/2007 to 12/31/2007	$10.16120	$10.40843	0
01/01/2008 to 12/31/2008	$10.40843	$10.41951	0
01/01/2009 to 12/31/2009	$10.41951	$10.20039	0
01/01/2010 to 12/31/2010	$10.20039	$9.96381	0
01/01/2011 to 12/31/2011	$9.96381	$9.73281	0
01/01/2012 to 12/31/2012	$9.73281	$9.50507	0
01/01/2013 to 12/31/2013	$9.50507	$9.28223	0
01/01/2014 to 12/31/2014	$9.28223	$9.06470	0
01/01/2015 to 12/31/2015	$9.06470	$8.85208	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.61359	$11.70414	0
01/01/2007 to 12/31/2007	$11.70414	$11.79060	0
01/01/2008 to 12/31/2008	$11.79060	$6.64824	0
01/01/2009 to 12/31/2009	$6.64824	$9.13115	0
01/01/2010 to 12/31/2010	$9.13115	$11.00702	0
01/01/2011 to 12/31/2011	$11.00702	$10.48229	0
01/01/2012 to 12/31/2012	$10.48229	$11.98952	0
01/01/2013 to 12/31/2013	$11.98952	$16.62711	0
01/01/2014 to 12/31/2014	$16.62711	$18.55123	0
01/01/2015 to 12/31/2015	$18.55123	$17.09517	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02796	$10.05848	0
01/01/2012 to 12/31/2012	$10.05848	$10.30092	0
01/01/2013 to 12/31/2013	$10.30092	$9.77441	0
01/01/2014 to 12/31/2014	$9.77441	$10.03700	0
01/01/2015 to 10/16/2015	$10.03700	$9.95412	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$12.31580	$12.55286	0
01/01/2007 to 12/31/2007	$12.55286	$14.97876	0
01/01/2008 to 12/31/2008	$14.97876	$8.31062	0
01/01/2009 to 12/31/2009	$8.31062	$10.53340	0
01/01/2010 to 12/31/2010	$10.53340	$13.23656	0
01/01/2011 to 12/31/2011	$13.23656	$13.14474	0
01/01/2012 to 12/31/2012	$13.14474	$14.42559	0
01/01/2013 to 12/31/2013	$14.42559	$18.68162	0
01/01/2014 to 12/31/2014	$18.68162	$19.69212	0
01/01/2015 to 10/16/2015	$19.69212	$20.08026	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2006 to 12/31/2006	$11.45689	$10.78815	0
01/01/2007 to 12/31/2007	$10.78815	$12.50541	0
01/01/2008 to 12/31/2008	$12.50541	$7.01698	0
01/01/2009 to 12/31/2009	$7.01698	$8.39867	0
01/01/2010 to 12/31/2010	$8.39867	$9.86421	0
01/01/2011 to 04/29/2011	$9.86421	$11.03877	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99806	$10.27427	0
01/01/2013 to 12/31/2013	$10.27427	$11.93134	0
01/01/2014 to 12/31/2014	$11.93134	$12.25039	0
01/01/2015 to 12/31/2015	$12.25039	$11.81473	0

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10080	$5.55599	0
01/01/2009 to 12/31/2009	$5.55599	$9.03476	0
01/01/2010 to 12/31/2010	$9.03476	$10.78803	0
01/01/2011 to 12/31/2011	$10.78803	$8.39970	0
01/01/2012 to 12/31/2012	$8.39970	$9.67324	0
01/01/2013 to 12/31/2013	$9.67324	$9.46757	0
01/01/2014 to 12/31/2014	$9.46757	$8.81265	0
01/01/2015 to 12/31/2015	$8.81265	$7.16639	0

AST Preservation Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.18032	$10.57706	42,599
01/01/2007 to 12/31/2007	$10.57706	$11.22839	19,561
01/01/2008 to 12/31/2008	$11.22839	$8.82842	35,411
01/01/2009 to 12/31/2009	$8.82842	$10.34895	111,273
01/01/2010 to 12/31/2010	$10.34895	$11.17484	122,014
01/01/2011 to 12/31/2011	$11.17484	$11.02215	111,201
01/01/2012 to 12/31/2012	$11.02215	$11.88005	111,970
01/01/2013 to 12/31/2013	$11.88005	$12.67036	69,205
01/01/2014 to 12/31/2014	$12.67036	$13.08808	68,188
01/01/2015 to 12/31/2015	$13.08808	$12.79957	64,839

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01797	$10.05834	0
01/01/2012 to 12/31/2012	$10.05834	$10.52055	0
01/01/2013 to 12/31/2013	$10.52055	$10.03630	0
01/01/2014 to 12/31/2014	$10.03630	$10.39519	0
01/01/2015 to 12/31/2015	$10.39519	$10.12429	0

AST Prudential Growth Allocation Portfolio
05/01/2006 to 12/31/2006	$10.16023	$10.42368	59,174
01/01/2007 to 12/31/2007	$10.42368	$11.34022	169,017
01/01/2008 to 12/31/2008	$11.34022	$6.56573	144,704
01/01/2009 to 12/31/2009	$6.56573	$8.07740	150,817
01/01/2010 to 12/31/2010	$8.07740	$9.38845	167,941
01/01/2011 to 12/31/2011	$9.38845	$8.59890	151,080
01/01/2012 to 12/31/2012	$8.59890	$9.48199	165,860
01/01/2013 to 12/31/2013	$9.48199	$10.83639	176,316
01/01/2014 to 12/31/2014	$10.83639	$11.55577	172,730
01/01/2015 to 12/31/2015	$11.55577	$11.21575	176,416

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
05/01/2006 to 12/31/2006	$10.59294	$11.37031	0
01/01/2007 to 12/31/2007	$11.37031	$11.33364	0
01/01/2008 to 12/31/2008	$11.33364	$6.78257	0
01/01/2009 to 12/31/2009	$6.78257	$8.06902	0
01/01/2010 to 12/31/2010	$8.06902	$9.06578	0
01/01/2011 to 12/31/2011	$9.06578	$9.15966	0
01/01/2012 to 12/31/2012	$9.15966	$10.62664	0
01/01/2013 to 12/31/2013	$10.62664	$13.74292	0
01/01/2014 to 12/31/2014	$13.74292	$15.73097	0
01/01/2015 to 12/31/2015	$15.73097	$15.83530	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.85770	0
01/01/2012 to 12/31/2012	$8.85770	$9.78786	0
01/01/2013 to 12/31/2013	$9.78786	$11.69938	0
01/01/2014 to 12/31/2014	$11.69938	$12.16784	0
01/01/2015 to 12/31/2015	$12.16784	$11.90051	4,329

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08090	$7.31182	6,931
01/01/2009 to 12/31/2009	$7.31182	$8.81043	7,910
01/01/2010 to 12/31/2010	$8.81043	$9.62933	7,907
01/01/2011 to 12/31/2011	$9.62933	$9.23314	6,393
01/01/2012 to 12/31/2012	$9.23314	$9.94347	6,431
01/01/2013 to 12/31/2013	$9.94347	$10.91832	6,475
01/01/2014 to 12/31/2014	$10.91832	$11.21041	6,395
01/01/2015 to 12/31/2015	$11.21041	$10.92944	17,656

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09908	$6.66587	10,231
01/01/2009 to 12/31/2009	$6.66587	$8.25745	10,251
01/01/2010 to 12/31/2010	$8.25745	$9.22051	10,069
01/01/2011 to 12/31/2011	$9.22051	$8.78960	10,129
01/01/2012 to 12/31/2012	$8.78960	$9.94819	12,803
01/01/2013 to 12/31/2013	$9.94819	$11.46955	12,812
01/01/2014 to 12/31/2014	$11.46955	$11.80919	11,989
01/01/2015 to 12/31/2015	$11.80919	$11.46976	44,244

AST Schroders Multi-Asset World Strategies Portfolio
05/01/2006 to 12/31/2006	$10.42234	$10.98430	0
01/01/2007 to 12/31/2007	$10.98430	$11.68212	5,834
01/01/2008 to 12/31/2008	$11.68212	$7.96384	16,387
01/01/2009 to 12/31/2009	$7.96384	$9.90919	21,981
01/01/2010 to 12/31/2010	$9.90919	$10.82004	27,294
01/01/2011 to 12/31/2011	$10.82004	$10.20959	26,114
01/01/2012 to 12/31/2012	$10.20959	$11.08032	30,172
01/01/2013 to 12/31/2013	$11.08032	$12.37893	33,165
01/01/2014 to 12/31/2014	$12.37893	$12.45572	33,834
01/01/2015 to 10/16/2015	$12.45572	$12.04733	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
05/01/2006 to 12/31/2006	$12.12933	$12.01318	0
01/01/2007 to 12/31/2007	$12.01318	$13.04528	0
01/01/2008 to 12/31/2008	$13.04528	$7.12207	0
01/01/2009 to 12/31/2009	$7.12207	$9.22684	0
01/01/2010 to 12/31/2010	$9.22684	$11.94334	0
01/01/2011 to 12/31/2011	$11.94334	$10.13435	159
01/01/2012 to 12/31/2012	$10.13435	$11.88298	177
01/01/2013 to 12/31/2013	$11.88298	$16.34042	80
01/01/2014 to 12/31/2014	$16.34042	$16.74582	134
01/01/2015 to 12/31/2015	$16.74582	$16.57160	73

AST Small-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.90453	$9.86654	0
01/01/2007 to 12/31/2007	$9.86654	$10.32296	0
01/01/2008 to 12/31/2008	$10.32296	$6.55254	0
01/01/2009 to 12/31/2009	$6.55254	$8.56868	0
01/01/2010 to 12/31/2010	$8.56868	$11.41543	0
01/01/2011 to 12/31/2011	$11.41543	$11.03913	0
01/01/2012 to 12/31/2012	$11.03913	$12.09260	0
01/01/2013 to 12/31/2013	$12.09260	$15.96302	0
01/01/2014 to 12/31/2014	$15.96302	$16.18421	0
01/01/2015 to 12/31/2015	$16.18421	$15.92904	0

AST Small-Cap Value Portfolio
05/01/2006 to 12/31/2006	$11.90641	$12.40881	0
01/01/2007 to 12/31/2007	$12.40881	$11.43683	0
01/01/2008 to 12/31/2008	$11.43683	$7.84951	0
01/01/2009 to 12/31/2009	$7.84951	$9.73526	0
01/01/2010 to 12/31/2010	$9.73526	$11.97857	0
01/01/2011 to 12/31/2011	$11.97857	$10.99907	0
01/01/2012 to 12/31/2012	$10.99907	$12.69158	0
01/01/2013 to 12/31/2013	$12.69158	$17.02979	0
01/01/2014 to 12/31/2014	$17.02979	$17.50673	0
01/01/2015 to 12/31/2015	$17.50673	$16.35950	0

AST T. Rowe Price Asset Allocation Portfolio
05/01/2006 to 12/31/2006	$10.65545	$11.30993	36,117
01/01/2007 to 12/31/2007	$11.30993	$11.74172	80,866
01/01/2008 to 12/31/2008	$11.74172	$8.49143	78,535
01/01/2009 to 12/31/2009	$8.49143	$10.29409	81,690
01/01/2010 to 12/31/2010	$10.29409	$11.21247	81,798
01/01/2011 to 12/31/2011	$11.21247	$11.16742	77,511
01/01/2012 to 12/31/2012	$11.16742	$12.37714	78,396
01/01/2013 to 12/31/2013	$12.37714	$14.12173	69,142
01/01/2014 to 12/31/2014	$14.12173	$14.60153	66,955
01/01/2015 to 12/31/2015	$14.60153	$14.26522	83,798

AST T. Rowe Price Equity Income Portfolio
05/01/2006 to 12/31/2006	$10.96971	$12.14849	0
01/01/2007 to 12/31/2007	$12.14849	$11.43910	0
01/01/2008 to 12/31/2008	$11.43910	$6.49175	0
01/01/2009 to 12/31/2009	$6.49175	$7.84819	0
01/01/2010 to 12/31/2010	$7.84819	$8.67938	0
01/01/2011 to 12/31/2011	$8.67938	$8.33725	0
01/01/2012 to 12/31/2012	$8.33725	$9.54602	0
01/01/2013 to 12/31/2013	$9.54602	$12.08978	0
01/01/2014 to 12/31/2014	$12.08978	$12.68801	0
01/01/2015 to 10/16/2015	$12.68801	$11.69740	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2006* to 12/31/2006	$9.93957	$10.41764	0
01/01/2007 to 12/31/2007	$10.41764	$11.00984	0
01/01/2008 to 12/31/2008	$11.00984	$6.38989	0
01/01/2009 to 12/31/2009	$6.38989	$9.57062	0
01/01/2010 to 12/31/2010	$9.57062	$10.82419	0
01/01/2011 to 12/31/2011	$10.82419	$10.39166	0
01/01/2012 to 12/31/2012	$10.39166	$11.93199	0
01/01/2013 to 12/31/2013	$11.93199	$16.78258	0
01/01/2014 to 12/31/2014	$16.78258	$17.75700	0
01/01/2015 to 12/31/2015	$17.75700	$19.00264	0

AST T. Rowe Price Natural Resources Portfolio
05/01/2006 to 12/31/2006	$13.69777	$13.20511	0
01/01/2007 to 12/31/2007	$13.20511	$18.11739	0
01/01/2008 to 12/31/2008	$18.11739	$8.84840	0
01/01/2009 to 12/31/2009	$8.84840	$12.90519	0
01/01/2010 to 12/31/2010	$12.90519	$15.18062	0
01/01/2011 to 12/31/2011	$15.18062	$12.61357	0
01/01/2012 to 12/31/2012	$12.61357	$12.76287	0
01/01/2013 to 12/31/2013	$12.76287	$14.38078	0
01/01/2014 to 12/31/2014	$14.38078	$12.86942	0
01/01/2015 to 12/31/2015	$12.86942	$10.14785	0

AST Templeton Global Bond Portfolio
05/01/2006 to 12/31/2006	$9.50179	$9.74959	0
01/01/2007 to 12/31/2007	$9.74959	$10.43815	0
01/01/2008 to 12/31/2008	$10.43815	$9.94523	0
01/01/2009 to 12/31/2009	$9.94523	$10.88888	0
01/01/2010 to 12/31/2010	$10.88888	$11.24447	0
01/01/2011 to 12/31/2011	$11.24447	$11.43423	0
01/01/2012 to 12/31/2012	$11.43423	$11.74926	0
01/01/2013 to 12/31/2013	$11.74926	$11.04321	0
01/01/2014 to 12/31/2014	$11.04321	$10.84436	0
01/01/2015 to 12/31/2015	$10.84436	$10.10106	0

AST Wellington Management Hedged Equity Portfolio
05/01/2006 to 12/31/2006	$10.61609	$11.28880	0
01/01/2007 to 12/31/2007	$11.28880	$12.07653	0
01/01/2008 to 12/31/2008	$12.07653	$6.80133	0
01/01/2009 to 12/31/2009	$6.80133	$8.53031	0
01/01/2010 to 12/31/2010	$8.53031	$9.54965	0
01/01/2011 to 12/31/2011	$9.54965	$9.00389	0
01/01/2012 to 12/31/2012	$9.00389	$9.76038	0
01/01/2013 to 12/31/2013	$9.76038	$11.48593	15,077
01/01/2014 to 12/31/2014	$11.48593	$11.83416	15,077
01/01/2015 to 12/31/2015	$11.83416	$11.48369	11,926

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99805	$9.97078	0
01/01/2008 to 12/31/2008	$9.97078	$9.22959	0
01/01/2009 to 12/31/2009	$9.22959	$10.06145	0
01/01/2010 to 12/31/2010	$10.06145	$10.59188	0
01/01/2011 to 12/31/2011	$10.59188	$10.96730	0
01/01/2012 to 12/31/2012	$10.96730	$11.55093	0
01/01/2013 to 12/31/2013	$11.55093	$11.11182	0
01/01/2014 to 12/31/2014	$11.11182	$11.63245	0
01/01/2015 to 12/31/2015	$11.63245	$11.50029	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07792	$6.61132	5,110
01/01/2009 to 12/31/2009	$6.61132	$8.39751	7,170
01/01/2010 to 12/31/2010	$8.39751	$9.04060	7,972
01/01/2011 to 12/31/2011	$9.04060	$8.68157	7,175
01/01/2012 to 09/21/2012	$8.68157	$9.67628	0

*	Denotes the start date of these sub-accounts

PREMIER X SERIES

Pruco Life Insurance Company of New Jersey

Statement of Additional Information

ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.08004	$10.91282	11,484
01/01/2008 to 12/31/2008	$10.91282	$7.36563	12,332
01/01/2009 to 12/31/2009	$7.36563	$9.06905	2,982
01/01/2010 to 12/31/2010	$9.06905	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799

AST Advanced Strategies Portfolio
03/19/2007* to 12/31/2007	$10.07305	$10.83452	0
01/01/2008 to 12/31/2008	$10.83452	$7.53017	0
01/01/2009 to 12/31/2009	$7.53017	$9.40896	1,409
01/01/2010 to 12/31/2010	$9.40896	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264

AST American Century Income & Growth Portfolio
03/19/2007* to 12/31/2007	$10.12345	$10.18301	0
01/01/2008 to 12/31/2008	$10.18301	$6.57914	0
01/01/2009 to 12/31/2009	$6.57914	$7.67177	0
01/01/2010 to 12/31/2010	$7.67177	$8.64764	0
01/01/2011 to 12/31/2011	$8.64764	$8.86776	0
01/01/2012 to 05/04/2012	$8.86776	$9.65752	0

AST Balanced Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.07151	$10.86097	0
01/01/2008 to 12/31/2008	$10.86097	$7.66698	0
01/01/2009 to 12/31/2009	$7.66698	$9.35958	1,416
01/01/2010 to 12/31/2010	$9.35958	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.54820	0
01/01/2014 to 12/31/2014	$10.54820	$10.81738	0
01/01/2015 to 12/31/2015	$10.81738	$10.73944	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
03/19/2007* to 12/31/2007	$9.99034	$10.47408	0
01/01/2008 to 12/31/2008	$10.47408	$10.48603	0
01/01/2009 to 12/31/2009	$10.48603	$11.44430	0
01/01/2010 to 12/31/2010	$11.44430	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
03/19/2007* to 12/31/2007	$9.99058	$10.56075	0
01/01/2008 to 12/31/2008	$10.56075	$10.21988	0
01/01/2009 to 12/31/2009	$10.21988	$11.79093	0
01/01/2010 to 12/31/2010	$11.79093	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14595	$10.30944	0
01/01/2010 to 12/31/2010	$10.30944	$11.60815	0
01/01/2011 to 12/31/2011	$11.60815	$10.81845	0
01/01/2012 to 12/31/2012	$10.81845	$12.12874	0
01/01/2013 to 12/31/2013	$12.12874	$15.78294	0
01/01/2014 to 12/31/2014	$15.78294	$17.23085	0
01/01/2015 to 12/31/2015	$17.23085	$16.24741	111

AST Capital Growth Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.09687	$11.01224	0
01/01/2008 to 12/31/2008	$11.01224	$7.09376	0
01/01/2009 to 12/31/2009	$7.09376	$8.80257	0
01/01/2010 to 12/31/2010	$8.80257	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
03/19/2007* to 12/31/2007	$10.10286	$7.81223	0
01/01/2008 to 12/31/2008	$7.81223	$5.02371	0
01/01/2009 to 12/31/2009	$5.02371	$6.56219	0
01/01/2010 to 12/31/2010	$6.56219	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747

AST DeAm Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.09789	$8.33201	0
01/01/2008 to 07/18/2008	$8.33201	$7.66199	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99918	$9.73366	0
01/01/2014 to 12/31/2014	$9.73366	$10.12900	0
01/01/2015 to 12/31/2015	$10.12900	$10.01891	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10379	$7.54057	0
01/01/2009 to 12/31/2009	$7.54057	$9.05097	0
01/01/2010 to 12/31/2010	$9.05097	$10.15522	2,740
01/01/2011 to 12/31/2011	$10.15522	$9.80622	2,104
01/01/2012 to 12/31/2012	$9.80622	$11.03284	1,348
01/01/2013 to 12/31/2013	$11.03284	$13.02361	2,275
01/01/2014 to 12/31/2014	$13.02361	$13.63207	1,233
01/01/2015 to 10/16/2015	$13.63207	$13.67052	0

AST FI Pyramis® Quantitative Portfolio
03/19/2007* to 12/31/2007	$10.07381	$10.77036	0
01/01/2008 to 12/31/2008	$10.77036	$6.98618	0
01/01/2009 to 12/31/2009	$6.98618	$8.56682	0
01/01/2010 to 12/31/2010	$8.56682	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99918	$7.49594	0
01/01/2009 to 11/13/2009	$7.49594	$8.43273	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.79695	1,740
01/01/2013 to 12/31/2013	$10.79695	$13.30615	2,020
01/01/2014 to 12/31/2014	$13.30615	$13.59311	1,167
01/01/2015 to 10/16/2015	$13.59311	$13.09384	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.86599	0
01/01/2014 to 12/31/2014	$10.86599	$11.03376	0
01/01/2015 to 10/16/2015	$11.03376	$10.58791	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17586	$6.13224	0
01/01/2009 to 12/31/2009	$6.13224	$8.20276	0
01/01/2010 to 12/31/2010	$8.20276	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416

AST Goldman Sachs Concentrated Growth Portfolio
03/19/2007* to 12/31/2007	$10.09100	$11.53628	0
01/01/2008 to 12/31/2008	$11.53628	$6.82244	0
01/01/2009 to 12/31/2009	$6.82244	$10.09167	0
01/01/2010 to 12/31/2010	$10.09167	$11.01965	0
01/01/2011 to 12/31/2011	$11.01965	$10.47885	0
01/01/2012 to 12/31/2012	$10.47885	$12.42563	1,093
01/01/2013 to 12/31/2013	$12.42563	$15.96125	71
01/01/2014 to 02/07/2014	$15.96125	$15.71317	0

AST Goldman Sachs Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11632	$10.62005	0
01/01/2008 to 12/31/2008	$10.62005	$6.23634	0
01/01/2009 to 12/31/2009	$6.23634	$7.35950	0
01/01/2010 to 12/31/2010	$7.35950	$8.22556	0
01/01/2011 to 12/31/2011	$8.22556	$7.69478	0
01/01/2012 to 12/31/2012	$7.69478	$9.11684	20
01/01/2013 to 12/31/2013	$9.11684	$12.05440	1,316
01/01/2014 to 12/31/2014	$12.05440	$13.50241	2,299
01/01/2015 to 12/31/2015	$13.50241	$12.75099	21,296

AST Goldman Sachs Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.09800	$11.48986	0
01/01/2008 to 12/31/2008	$11.48986	$6.73541	0
01/01/2009 to 12/31/2009	$6.73541	$10.47635	0
01/01/2010 to 12/31/2010	$10.47635	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08946	$7.64998	0
01/01/2009 to 12/31/2009	$7.64998	$9.34543	0
01/01/2010 to 12/31/2010	$9.34543	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03407	$7.66279	0
01/01/2009 to 12/31/2009	$7.66279	$9.62383	0
01/01/2010 to 12/31/2010	$9.62383	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968

AST Herndon Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11154	$10.19617	0
01/01/2008 to 12/31/2008	$10.19617	$6.32963	0
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087

AST High Yield Portfolio
03/19/2007* to 12/31/2007	$9.99918	$9.96607	0
01/01/2008 to 12/31/2008	$9.96607	$7.34697	0
01/01/2009 to 12/31/2009	$7.34697	$9.86035	0
01/01/2010 to 12/31/2010	$9.86035	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415

AST International Growth Portfolio
03/19/2007* to 12/31/2007	$10.15948	$12.05201	0
01/01/2008 to 12/31/2008	$12.05201	$5.93863	0
01/01/2009 to 12/31/2009	$5.93863	$7.95483	0
01/01/2010 to 12/31/2010	$7.95483	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177

AST International Value Portfolio
03/19/2007* to 12/31/2007	$10.12617	$11.65068	0
01/01/2008 to 12/31/2008	$11.65068	$6.45950	0
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11197	$7.17178	0
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579

AST J.P. Morgan International Equity Portfolio
03/19/2007* to 12/31/2007	$10.14435	$10.97941	0
01/01/2008 to 12/31/2008	$10.97941	$6.37232	0
01/01/2009 to 12/31/2009	$6.37232	$8.57302	0
01/01/2010 to 12/31/2010	$8.57302	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770

AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2007* to 12/31/2007	$10.08054	$10.17383	0
01/01/2008 to 12/31/2008	$10.17383	$8.29858	0
01/01/2009 to 12/31/2009	$8.29858	$10.02568	0
01/01/2010 to 12/31/2010	$10.02568	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112

AST Large-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11587	$9.84473	0
01/01/2008 to 12/31/2008	$9.84473	$5.70314	0
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.13199	$11.47337	0
01/01/2008 to 12/31/2008	$11.47337	$6.40005	0
01/01/2009 to 12/31/2009	$6.40005	$8.22241	0
01/01/2010 to 12/31/2010	$8.22241	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508

AST Lord Abbett Core Fixed Income Portfolio
03/19/2007* to 12/31/2007	$10.02439	$10.32185	0
01/01/2008 to 12/31/2008	$10.32185	$7.84324	0
01/01/2009 to 12/31/2009	$7.84324	$10.45274	0
01/01/2010 to 12/31/2010	$10.45274	$11.73757	0
01/01/2011 to 12/31/2011	$11.73757	$12.80336	0
01/01/2012 to 12/31/2012	$12.80336	$13.42818	2,647
01/01/2013 to 12/31/2013	$13.42818	$13.02931	3,308
01/01/2014 to 12/31/2014	$13.02931	$13.72449	3,119
01/01/2015 to 12/31/2015	$13.72449	$13.50922	5,118

AST MFS Global Equity Portfolio
03/19/2007* to 12/31/2007	$10.11667	$10.95164	0
01/01/2008 to 12/31/2008	$10.95164	$7.15759	0
01/01/2009 to 12/31/2009	$7.15759	$9.31966	0
01/01/2010 to 12/31/2010	$9.31966	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825

AST MFS Growth Portfolio
03/19/2007* to 12/31/2007	$10.10694	$11.59267	0
01/01/2008 to 12/31/2008	$11.59267	$7.31108	0
01/01/2009 to 12/31/2009	$7.31108	$8.99798	0
01/01/2010 to 12/31/2010	$8.99798	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0

AST Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.10574	$10.11084	0
01/01/2008 to 12/31/2008	$10.11084	$6.19415	0
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Money Market Portfolio
03/19/2007* to 12/31/2007	$10.00052	$10.29973	0
01/01/2008 to 12/31/2008	$10.29973	$10.45357	0
01/01/2009 to 12/31/2009	$10.45357	$10.37528	0
01/01/2010 to 12/31/2010	$10.37528	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.13369	$10.25701	0
01/01/2008 to 12/31/2008	$10.25701	$5.86395	0
01/01/2009 to 12/31/2009	$5.86395	$8.16575	0
01/01/2010 to 12/31/2010	$8.16575	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129

AST Neuberger Berman Mid-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.11565	$11.82260	0
01/01/2008 to 12/31/2008	$11.82260	$6.65075	0
01/01/2009 to 12/31/2009	$6.65075	$8.54648	0
01/01/2010 to 12/31/2010	$8.54648	$10.88845	0
01/01/2011 to 12/31/2011	$10.88845	$10.96268	0
01/01/2012 to 12/31/2012	$10.96268	$12.19821	685
01/01/2013 to 12/31/2013	$12.19821	$16.01598	2,086
01/01/2014 to 12/31/2014	$16.01598	$17.11635	1,694
01/01/2015 to 10/16/2015	$17.11635	$17.64502	0

AST Neuberger Berman Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.12073	$11.75209	0
01/01/2008 to 12/31/2008	$11.75209	$6.68601	0
01/01/2009 to 12/31/2009	$6.68601	$8.11354	0
01/01/2010 to 12/31/2010	$8.11354	$9.66127	0
01/01/2011 to 04/29/2011	$9.66127	$10.86028	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10192	$5.59093	0
01/01/2009 to 12/31/2009	$5.59093	$9.21761	0
01/01/2010 to 12/31/2010	$9.21761	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.04514	$10.75670	0
01/01/2008 to 12/31/2008	$10.75670	$8.57497	2,810
01/01/2009 to 12/31/2009	$8.57497	$10.19125	62,109
01/01/2010 to 12/31/2010	$10.19125	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772

AST Prudential Growth Allocation Portfolio
03/19/2007* to 12/31/2007	$10.10404	$11.19117	0
01/01/2008 to 12/31/2008	$11.19117	$6.56949	0
01/01/2009 to 12/31/2009	$6.56949	$8.19394	1,599
01/01/2010 to 12/31/2010	$8.19394	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879

AST QMA US Equity Alpha Portfolio
03/19/2007* to 12/31/2007	$10.11188	$10.37151	0
01/01/2008 to 12/31/2008	$10.37151	$6.29304	1,694
01/01/2009 to 12/31/2009	$6.29304	$7.59041	1,645
01/01/2010 to 12/31/2010	$7.59041	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08128	$7.37971	0
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09946	$6.72784	0
01/01/2009 to 12/31/2009	$6.72784	$8.44981	0
01/01/2010 to 12/31/2010	$8.44981	$9.56609	0
01/01/2011 to 12/31/2011	$9.56609	$9.24529	0
01/01/2012 to 12/31/2012	$9.24529	$10.60940	0
01/01/2013 to 12/31/2013	$10.60940	$12.40140	0
01/01/2014 to 12/31/2014	$12.40140	$12.94564	15,105
01/01/2015 to 12/31/2015	$12.94564	$12.74795	27,609

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Multi-Asset World Strategies Portfolio
03/19/2007* to 12/31/2007	$10.07291	$10.87140	0
01/01/2008 to 12/31/2008	$10.87140	$7.51399	0
01/01/2009 to 12/31/2009	$7.51399	$9.47895	0
01/01/2010 to 12/31/2010	$9.47895	$10.49368	0
01/01/2011 to 12/31/2011	$10.49368	$10.03860	3,919
01/01/2012 to 12/31/2012	$10.03860	$11.04609	15,221
01/01/2013 to 12/31/2013	$11.04609	$12.51162	14,508
01/01/2014 to 12/31/2014	$12.51162	$12.76388	9,960
01/01/2015 to 10/16/2015	$12.76388	$12.48069	0

AST Small-Cap Growth Opportunities Portfolio
03/19/2007* to 12/31/2007	$10.10254	$10.91958	0
01/01/2008 to 12/31/2008	$10.91958	$6.04442	0
01/01/2009 to 12/31/2009	$6.04442	$7.93932	0
01/01/2010 to 12/31/2010	$7.93932	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973

AST Small-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.09716	$10.46802	0
01/01/2008 to 12/31/2008	$10.46802	$6.73693	0
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176

AST Small-Cap Value Portfolio
03/19/2007* to 12/31/2007	$10.11095	$9.43656	0
01/01/2008 to 12/31/2008	$9.43656	$6.56669	0
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752

AST T. Rowe Price Asset Allocation Portfolio
03/19/2007* to 12/31/2007	$10.06740	$10.57860	0
01/01/2008 to 12/31/2008	$10.57860	$7.75653	0
01/01/2009 to 12/31/2009	$7.75653	$9.53361	0
01/01/2010 to 12/31/2010	$9.53361	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Equity Income Portfolio
03/19/2007* to 12/31/2007	$10.11700	$9.82815	0
01/01/2008 to 12/31/2008	$9.82815	$5.65507	0
01/01/2009 to 12/31/2009	$5.65507	$6.93144	0
01/01/2010 to 12/31/2010	$6.93144	$7.77169	0
01/01/2011 to 12/31/2011	$7.77169	$7.56873	0
01/01/2012 to 12/31/2012	$7.56873	$8.78643	0
01/01/2013 to 12/31/2013	$8.78643	$11.28190	4,424
01/01/2014 to 12/31/2014	$11.28190	$12.00433	6,949
01/01/2015 to 10/16/2015	$12.00433	$11.18850	0

AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2007* to 12/31/2007	$10.08361	$10.93976	0
01/01/2008 to 12/31/2008	$10.93976	$6.43744	0
01/01/2009 to 12/31/2009	$6.43744	$9.77555	0
01/01/2010 to 12/31/2010	$9.77555	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928

AST T. Rowe Price Natural Resources Portfolio
03/19/2007* to 12/31/2007	$10.17958	$13.94064	0
01/01/2008 to 12/31/2008	$13.94064	$6.90317	0
01/01/2009 to 12/31/2009	$6.90317	$10.20784	0
01/01/2010 to 12/31/2010	$10.20784	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325

AST Templeton Global Bond Portfolio
03/19/2007* to 12/31/2007	$9.98213	$10.73003	0
01/01/2008 to 12/31/2008	$10.73003	$10.36499	0
01/01/2009 to 12/31/2009	$10.36499	$11.50569	0
01/01/2010 to 12/31/2010	$11.50569	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867

AST Wellington Management Hedged Equity Portfolio
03/19/2007* to 12/31/2007	$10.12210	$11.05096	0
01/01/2008 to 12/31/2008	$11.05096	$6.31035	0
01/01/2009 to 12/31/2009	$6.31035	$8.02421	0
01/01/2010 to 12/31/2010	$8.02421	$9.10752	0
01/01/2011 to 12/31/2011	$9.10752	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99918	$9.98774	0
01/01/2008 to 12/31/2008	$9.98774	$9.37351	0
01/01/2009 to 12/31/2009	$9.37351	$10.35999	0
01/01/2010 to 12/31/2010	$10.35999	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07829	$6.67267	0
01/01/2009 to 12/31/2009	$6.67267	$8.59292	0
01/01/2010 to 12/31/2010	$8.59292	$9.37902	0
01/01/2011 to 12/31/2011	$9.37902	$9.13111	1,212
01/01/2012 to 09/21/2012	$9.13111	$10.27970	0

*	Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007
Net Assets	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

NET ASSETS, representing:
Accumulation units	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007
	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

Units outstanding	7,671,857	7,285,489	6,571,346	8,663,350	3,995,109

Portfolio shares held	916,608	1,561,661	488,510	1,014,445	3,288,677
Portfolio net asset value per share	$10.00	$11.63	$39.47	$24.31	$4.68
Investment in portfolio shares, at cost	$9,166,077	$17,373,681	$13,316,762	$19,642,318	$17,358,800

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$96	$—	$—	$—	$1,067,836

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	142,714	278,121	290,337	403,967	254,049
NET INVESTMENT INCOME (LOSS)	(142,618)	(278,121)	(290,337)	(403,967)	813,787

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	185,371	967,572	1,002,014	(137,477)
Net change in unrealized gain (loss) on investments	—	(203,548)	(441,785)	(3,258,494)	(1,277,064)
NET GAIN (LOSS) ON INVESTMENTS	—	(18,177)	525,787	(2,256,480)	(1,414,541)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(142,618)	$(296,298)	$235,450	$(2,660,447)	$(600,754)

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509
Net Assets	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

NET ASSETS, representing:
Accumulation units	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509
	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

Units outstanding	7,937,652	2,247,081	8,014,327	947,409	1,074,526

Portfolio shares held	457,695	194,626	585,544	149,992	116,258
Portfolio net asset value per share	$48.59	$26.33	$45.54	$26.94	$14.67
Investment in portfolio shares, at cost	$16,253,052	$3,797,487	$13,846,843	$2,518,347	$1,587,105

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$355,934	$—	$—	$—	$17,171

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	344,695	77,877	388,152	62,032	26,005
NET INVESTMENT INCOME (LOSS)	11,239	(77,877)	(388,152)	(62,032)	(8,834)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	289,924	—	—	—	34,341
Net realized gain (loss) on shares redeemed	1,477,926	186,113	1,819,939	243,247	22,605
Net change in unrealized gain (loss) on investments	(1,809,123)	(46,869)	1,127,432	(334,342)	(82,430)
NET GAIN (LOSS) ON INVESTMENTS	(41,273)	139,244	2,947,371	(91,095)	(25,484)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(30,034)	$61,367	$2,559,219	$(153,127)	$(34,318)

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149
Net Assets	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

NET ASSETS, representing:
Accumulation units	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149
	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

Units outstanding	2,066,355	3,193,282	1,975,668	1,733,994	554,972

Portfolio shares held	229,696	238,640	168,917	178,579	55,103
Portfolio net asset value per share	$26.81	$33.84	$30.84	$28.80	$26.68
Investment in portfolio shares, at cost	$4,705,130	$6,204,013	$4,682,902	$6,002,110	$1,068,374

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$121,609	$101,466	$33,976	$34,734	$11,273

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	93,957	126,763	76,213	82,512	21,815
NET INVESTMENT INCOME (LOSS)	27,652	(25,297)	(42,237)	(47,778)	(10,542)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	139,333	927,908	974,475	171,536	116,306
Net realized gain (loss) on shares redeemed	204,834	443,428	197,404	(52,633)	77,651
Net change in unrealized gain (loss) on investments	(935,695)	(1,983,911)	(894,831)	(639,491)	(191,673)
NET GAIN (LOSS) ON INVESTMENTS	(591,528)	(612,575)	277,048	(520,588)	2,284

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(563,876)	$(637,872)	$234,811	$(568,366)	$(8,258)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023
Net Assets	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

NET ASSETS, representing:
Accumulation units	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023
	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

Units outstanding	2,092,841	702,338	1,038,390	1,431,191	1,239,717

Portfolio shares held	153,505	242,284	156,845	156,117	205,512
Portfolio net asset value per share	$40.17	$8.85	$17.69	$23.56	$9.62
Investment in portfolio shares, at cost	$3,960,481	$1,633,722	$3,281,220	$2,155,101	$2,274,640

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$9,924	$49,285	$—	$—	$16,164

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	89,872	32,446	43,556	54,631	29,196
NET INVESTMENT INCOME (LOSS)	(79,948)	16,839	(43,556)	(54,631)	(13,032)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	345,348	—	741,172	—	311,927
Net realized gain (loss) on shares redeemed	387,572	92,943	9,718	228,466	9,930
Net change in unrealized gain (loss) on investments	(271,499)	(232,427)	(813,727)	10,351	(300,664)
NET GAIN (LOSS) ON INVESTMENTS	461,421	(139,484)	(62,837)	238,817	21,193

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$381,473	$(122,645)	$(106,393)	$184,186	$8,161

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266
Net Assets	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266

NET ASSETS, representing:
Accumulation units	$781,973	$7,995,901	$467,678	$7,527,060	$2,065,266
	$781,973	$7,995,901	$467,678	$7,527,060	$2,065,266

Units outstanding	692,379	3,127,820	282,943	2,620,771	1,379,199

Portfolio shares held	16,370	427,588	15,466	650,005	336,362
Portfolio net asset value per share	$47.77	$18.70	$30.24	$11.58	$6.14
Investment in portfolio shares, at cost	$529,127	$5,419,412	$385,359	$4,766,497	$2,082,353

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$2,344	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	10,590	139,338	7,816	130,935	34,224
NET INVESTMENT INCOME (LOSS)	(10,590)	(139,338)	(5,472)	(130,935)	(34,224)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	70,216	—	95,764	—	—
Net realized gain (loss) on shares redeemed	13,523	470,657	24,298	495,909	5,089
Net change in unrealized gain (loss) on investments	(6,592)	(924,616)	(98,738)	(646,503)	82,634
NET GAIN (LOSS) ON INVESTMENTS	77,147	(453,959)	21,324	(150,594)	87,723

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$66,557	$(593,297)	$15,852	$(281,529)	$53,499

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$48,225,036	$—	$25,075,710	$170,786,459
Net Assets	$—	$48,225,036	$—	$25,075,710	$170,786,459

NET ASSETS, representing:
Accumulation units	$—	$48,225,036	$—	$25,075,710	$170,786,459
	$—	$48,225,036	$—	$25,075,710	$170,786,459

Units outstanding	—	3,144,215	—	1,351,493	13,597,123

Portfolio shares held	—	1,899,371	—	2,413,447	10,401,124
Portfolio net asset value per share	$—	$25.39	$—	$10.39	$16.42
Investment in portfolio shares, at cost	$—	$43,793,287	$—	$19,794,042	$142,578,365

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	4/24/2015**	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	9,518	484,557	2,541,669	412,886	2,903,995
NET INVESTMENT INCOME (LOSS)	(9,518)	(484,557)	(2,541,669)	(412,886)	(2,903,995)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	45,022	1,533,529	29,841,892	2,064,362	3,746,641
Net change in unrealized gain (loss) on investments	153,507	(3,088,698)	(32,763,421)	(1,087,234)	(4,043,089)
NET GAIN (LOSS) ON INVESTMENTS	198,529	(1,555,169)	(2,921,529)	977,128	(296,448)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$189,011	$(2,039,726)	$(5,463,198)	$564,242	$(3,200,443)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280
Net Assets	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

NET ASSETS, representing:
Accumulation units	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280
	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

Units outstanding	871,428	1,943,600	956,533	588,083	731,067

Portfolio shares held	996,188	2,975,466	1,118,677	513,584	561,951
Portfolio net asset value per share	$12.24	$8.12	$14.42	$19.08	$20.65
Investment in portfolio shares, at cost	$9,882,835	$23,088,513	$12,381,116	$7,599,029	$9,793,145

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	221,403	431,091	322,236	213,700	172,827
NET INVESTMENT INCOME (LOSS)	(221,403)	(431,091)	(322,236)	(213,700)	(172,827)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	602,329	574,645	2,245,629	1,441,655	1,217,019
Net change in unrealized gain (loss) on investments	(1,432,873)	(1,453,136)	(1,834,111)	(2,255,496)	(1,727,424)
NET GAIN (LOSS) ON INVESTMENTS	(830,544)	(878,491)	411,518	(813,841)	(510,405)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,051,947)	$(1,309,582)	$89,282	$(1,027,541)	$(683,232)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423
Net Assets	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

NET ASSETS, representing:
Accumulation units	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423
	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

Units outstanding	3,314,326	1,714,904	3,762,636	2,625,052	736,739

Portfolio shares held	7,693,198	1,229,905	3,810,207	1,376,701	752,271
Portfolio net asset value per share	$7.30	$20.82	$11.92	$35.52	$17.80
Investment in portfolio shares, at cost	$50,618,129	$20,749,694	$43,864,981	$34,156,221	$9,236,841

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	631,587	468,106	654,281	876,580	253,021
NET INVESTMENT INCOME (LOSS)	(631,587)	(468,106)	(654,281)	(876,580)	(253,021)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,759,980	1,596,753	564,932	4,477,796	1,791,260
Net change in unrealized gain (loss) on investments	(4,045,724)	(3,901,017)	(880,802)	531,152	(707,537)
NET GAIN (LOSS) ON INVESTMENTS	(2,285,744)	(2,304,264)	(315,870)	5,008,948	1,083,723

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,917,331)	$(2,772,370)	$(970,151)	$4,132,368	$830,702

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$25,865,452	$16,587,548	$—	$17,757,952
Net Assets	$—	$25,865,452	$16,587,548	$—	$17,757,952

NET ASSETS, representing:
Accumulation units	$—	$25,865,452	$16,587,548	$—	$17,757,952
	$—	$25,865,452	$16,587,548	$—	$17,757,952

Units outstanding	—	1,466,274	1,643,939	—	944,800

Portfolio shares held	—	996,742	1,596,492	—	816,082
Portfolio net asset value per share	$—	$25.95	$10.39	$—	$21.76
Investment in portfolio shares, at cost	$—	$19,962,409	$16,793,300	$—	$14,507,608

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	331,796	475,836	273,924	357,290	295,293
NET INVESTMENT INCOME (LOSS)	(331,796)	(475,836)	(273,924)	(357,290)	(295,293)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,934,234	2,201,119	(46,655)	6,100,818	1,406,513
Net change in unrealized gain (loss) on investments	(7,082,101)	(3,815,193)	132,157	(7,887,882)	(882,580)
NET GAIN (LOSS) ON INVESTMENTS	852,133	(1,614,074)	85,502	(1,787,064)	523,933

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$520,337	$(2,089,910)	$(188,422)	$(2,144,354)	$228,640

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408
Net Assets	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

NET ASSETS, representing:
Accumulation units	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408
	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

Units outstanding	2,762,720	75,978,196	1,696,744	1,945,662	1,446,585

Portfolio shares held	1,339,803	44,108,807	1,702,631	926,065	1,375,548
Portfolio net asset value per share	$16.82	$23.60	$15.47	$23.31	$10.33
Investment in portfolio shares, at cost	$27,002,799	$881,962,689	$22,088,880	$20,338,893	$15,036,929

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	462,101	14,065,328	427,140	400,401	228,829
NET INVESTMENT INCOME (LOSS)	(462,101)	(14,065,328)	(427,140)	(400,401)	(228,829)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,224,840)	14,629,977	1,057,529	742,246	(197,623)
Net change in unrealized gain (loss) on investments	(4,683,462)	(16,498,380)	(1,541,443)	(1,460,811)	(564,478)
NET GAIN (LOSS) ON INVESTMENTS	(5,908,302)	(1,868,403)	(483,914)	(718,565)	(762,101)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,370,403)	$(15,933,731)	$(911,054)	$(1,118,966)	$(990,930)

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377
Net Assets	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

NET ASSETS, representing:
Accumulation units	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377
	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

Units outstanding	10,526,775	41,418,038	26,418,735	51,044,079	36,445,341

Portfolio shares held	9,726,401	38,603,493	24,538,697	46,984,297	32,886,182
Portfolio net asset value per share	$12.57	$15.07	$12.63	$14.77	$13.94
Investment in portfolio shares, at cost	$109,496,032	$458,417,045	$271,246,781	$544,311,652	$391,195,899

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,036,272	9,797,315	6,159,692	11,632,978	7,843,821
NET INVESTMENT INCOME (LOSS)	(2,036,272)	(9,797,315)	(6,159,692)	(11,632,978)	(7,843,821)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,317,504	12,998,340	11,731,395	14,948,930	8,186,266
Net change in unrealized gain (loss) on investments	(3,225,199)	(10,637,327)	(23,271,474)	(11,604,008)	(7,355,605)
NET GAIN (LOSS) ON INVESTMENTS	(907,695)	2,361,013	(11,540,079)	3,344,922	830,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,943,967)	$(7,436,302)	$(17,699,771)	$(8,288,056)	$(7,013,160)

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
ASSETS
Investment in the portfolios, at fair value	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073
Net Assets	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

NET ASSETS, representing:
Accumulation units	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073
	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

Units outstanding	27,216,350	44,716,807	43,453,261	3,268,974	1,772,786

Portfolio shares held	28,285,398	47,037,425	39,624,481	2,683,577	16,358,073
Portfolio net asset value per share	$12.23	$12.98	$15.06	$24.47	$1.00
Investment in portfolio shares, at cost	$291,428,277	$551,055,171	$478,935,437	$46,229,100	$16,358,073

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,632,914	7,057,596	9,804,204	1,030,495	284,103
NET INVESTMENT INCOME (LOSS)	(5,632,914)	(7,057,596)	(9,804,204)	(1,030,495)	(284,103)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,222,787	9,519,550	11,545,009	4,380,941	—
Net change in unrealized gain (loss) on investments	(3,379,568)	(15,384,479)	(6,964,985)	966,169	—
NET GAIN (LOSS) ON INVESTMENTS	2,843,219	(5,864,929)	4,580,024	5,347,110	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,789,695)	$(12,922,525)	$(5,224,180)	$4,316,615	$(284,103)

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
ASSETS
Investment in the portfolios, at fair value	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177
Net Assets	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177

NET ASSETS, representing:
Accumulation units	$21,630,342	$195,238,704	$10,620,240	$16,885,079	$583,177
	$21,630,342	$195,238,704	$10,620,240	$16,885,079	$583,177

Units outstanding	1,208,519	17,618,287	977,757	1,420,549	51,495

Portfolio shares held	674,894	15,569,275	615,309	1,227,113	120,991
Portfolio net asset value per share	$32.05	$12.54	$17.26	$13.76	$4.82
Investment in portfolio shares, at cost	$17,572,313	$190,271,603	$10,203,321	$14,913,781	$839,818

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,437

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	351,106	3,562,355	177,638	236,625	10,943
NET INVESTMENT INCOME (LOSS)	(351,106)	(3,562,355)	(177,638)	(236,625)	(3,506)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,282,934	2,262,283	308,027	876,782	(40,515)
Net change in unrealized gain (loss) on investments	(1,195,699)	(6,737,583)	(456,150)	(378,035)	(89,647)
NET GAIN (LOSS) ON INVESTMENTS	87,235	(4,475,300)	(148,123)	498,747	(130,162)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(263,871)	$(8,037,655)	$(325,761)	$262,122	$(133,668)

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
ASSETS
Investment in the portfolios, at fair value	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078
Net Assets	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

NET ASSETS, representing:
Accumulation units	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078
	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

Units outstanding	17,267,636	5,180,966	1,389,364	111,160	571,250

Portfolio shares held	31,792,368	5,333,506	1,271,595	125,737	742,150
Portfolio net asset value per share	$6.90	$11.46	$12.44	$10.38	$11.20
Investment in portfolio shares, at cost	$219,646,303	$58,172,874	$15,300,298	$1,281,608	$7,153,060

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,674,083	1,073,192	363,133	24,617	142,662
NET INVESTMENT INCOME (LOSS)	(1,674,083)	(1,073,192)	(363,133)	(24,617)	(142,662)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,178,062	812,030	285,212	8,423	427,637
Net change in unrealized gain (loss) on investments	(981,399)	(139,632)	(119,882)	5,223	(478,388)
NET GAIN (LOSS) ON INVESTMENTS	1,196,663	672,398	165,330	13,646	(50,751)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(477,420)	$(400,794)	$(197,803)	$(10,971)	$(193,413)

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
ASSETS
Investment in the portfolios, at fair value	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123
Net Assets	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

NET ASSETS, representing:
Accumulation units	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123
	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

Units outstanding	2,518,409	1,529,725	33,211,051	31,704,016	12,955,524

Portfolio shares held	2,838,540	1,541,799	30,566,141	32,177,090	13,024,197
Portfolio net asset value per share	$7.12	$17.03	$14.67	$12.05	$13.23
Investment in portfolio shares, at cost	$24,062,694	$20,740,846	$400,929,842	$341,114,924	$143,209,356

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	411,941	514,620	5,204,786	5,587,111	2,856,566
NET INVESTMENT INCOME (LOSS)	(411,941)	(514,620)	(5,204,786)	(5,587,111)	(2,856,566)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,297,597)	2,130,514	7,501,745	5,671,629	4,262,921
Net change in unrealized gain (loss) on investments	(3,304,470)	(3,852,043)	(12,699,550)	(6,967,943)	(6,209,621)
NET GAIN (LOSS) ON INVESTMENTS	(4,602,067)	(1,721,529)	(5,197,805)	(1,296,314)	(1,946,700)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,014,008)	$(2,236,149)	$(10,402,591)	$(6,883,425)	$(4,803,266)

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
ASSETS
Investment in the portfolios, at fair value	$175,524,934	$—	$236,202	$112,671	$324,897
Net Assets	$175,524,934	$—	$236,202	$112,671	$324,897

NET ASSETS, representing:
Accumulation units	$175,524,934	$—	$236,202	$112,671	$324,897
	$175,524,934	$—	$236,202	$112,671	$324,897

Units outstanding	14,933,754	—	11,039	6,527	32,365

Portfolio shares held	14,639,277	—	3,956	1,950	10,497
Portfolio net asset value per share	$11.99	$—	$59.70	$57.77	$30.95
Investment in portfolio shares, at cost	$156,691,875	$—	$145,669	$64,989	$218,439

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$1,307	$1,070

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,979,752	3,106,733	3,932	1,835	4,508
NET INVESTMENT INCOME (LOSS)	(2,979,752)	(3,106,733)	(3,932)	(528)	(3,438)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	29,815	—	—
Net realized gain (loss) on shares redeemed	3,791,608	44,765,670	29,408	11,135	23,915
Net change in unrealized gain (loss) on investments	(5,578,332)	(42,777,177)	(46,833)	(7,435)	(32,980)
NET GAIN (LOSS) ON INVESTMENTS	(1,786,724)	1,988,493	12,390	3,700	(9,065)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,766,476)	$(1,118,240)	$8,458	$3,172	$(12,503)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$357,609	$231,351	$90,942	$17,495	$122,392
Net Assets	$357,609	$231,351	$90,942	$17,495	$122,392

NET ASSETS, representing:
Accumulation units	$357,609	$231,351	$90,942	$17,495	$122,392
	$357,609	$231,351	$90,942	$17,495	$122,392

Units outstanding	16,437	17,409	5,895	1,272	10,007

Portfolio shares held	5,329	3,976	2,200	475	1,955
Portfolio net asset value per share	$67.11	$58.19	$41.33	$36.86	$62.61
Investment in portfolio shares, at cost	$188,429	$193,236	$88,151	$11,857	$90,594

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$262	$—	$33	$841

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,302	4,357	824	328	1,940
NET INVESTMENT INCOME (LOSS)	(5,302)	(4,095)	(824)	(295)	(1,099)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	6,018	1,168	—
Net realized gain (loss) on shares redeemed	13,896	17,672	1,197	4,869	13,744
Net change in unrealized gain (loss) on investments	(8,814)	(27,213)	(8,407)	(7,571)	(13,309)
NET GAIN (LOSS) ON INVESTMENTS	5,082	(9,541)	(1,192)	(1,534)	435

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(220)	$(13,636)	$(2,016)	$(1,829)	$(664)

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$97,569	$74,870	$78,887	$78,897	$273,988
Net Assets	$97,569	$74,870	$78,887	$78,897	$273,988

NET ASSETS, representing:
Accumulation units	$97,569	$74,870	$78,887	$78,897	$273,988
	$97,569	$74,870	$78,887	$78,897	$273,988

Units outstanding	6,055	4,682	7,136	6,577	17,305

Portfolio shares held	2,926	2,086	9,270	1,991	4,614
Portfolio net asset value per share	$33.35	$35.90	$8.51	$39.63	$59.38
Investment in portfolio shares, at cost	$101,212	$72,942	$71,218	$63,051	$258,570

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$1,531	$2,222	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	994	127	1,288	1,436	2,472
NET INVESTMENT INCOME (LOSS)	(994)	(127)	243	786	(2,472)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	6,971	833	—	507	—
Net realized gain (loss) on shares redeemed	33	3,800	3,565	7,601	5,044
Net change in unrealized gain (loss) on investments	(6,614)	(4,338)	(3,175)	(18,248)	4,466
NET GAIN (LOSS) ON INVESTMENTS	390	295	390	(10,140)	9,510

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(604)	$168	$633	$(9,354)	$7,038

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
ASSETS
Investment in the portfolios, at fair value	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526
Net Assets	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

NET ASSETS, representing:
Accumulation units	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526
	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

Units outstanding	12,157	364,923	619,379	1,077,664	1,166,286

Portfolio shares held	3,969	666,479	510,013	868,009	1,065,221
Portfolio net asset value per share	$36.40	$6.65	$17.39	$23.20	$12.09
Investment in portfolio shares, at cost	$130,172	$4,340,234	$7,156,414	$15,123,119	$12,695,087

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$386	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,026	75,097	165,650	302,820	246,993
NET INVESTMENT INCOME (LOSS)	(640)	(75,097)	(165,650)	(302,820)	(246,993)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,268	71,368	646,722	1,416,526	81,037
Net change in unrealized gain (loss) on investments	(1,920)	(16,352)	(1,151,203)	365,887	(69,717)
NET GAIN (LOSS) ON INVESTMENTS	(652)	55,016	(504,481)	1,782,413	11,320

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,292)	$(20,081)	$(670,131)	$1,479,593	$(235,673)

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$14,679,593	$38,660	$323,659	$50,254	$10,940,038
Net Assets	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

NET ASSETS, representing:
Accumulation units	$14,679,593	$38,660	$323,659	$50,254	$10,940,038
	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

Units outstanding	1,175,373	2,548	106,250	4,033	924,317

Portfolio shares held	1,028,703	8,021	13,891	5,056	831,942
Portfolio net asset value per share	$14.27	$4.82	$23.30	$9.94	$13.15
Investment in portfolio shares, at cost	$14,262,841	$38,418	$303,818	$37,751	$10,571,491

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$1,825	$—	$318	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	291,839	743	5,669	927	209,663
NET INVESTMENT INCOME (LOSS)	(291,839)	1,082	(5,669)	(609)	(209,663)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	55,359	—	—
Net realized gain (loss) on shares redeemed	383,808	426	1,000	1,736	347,527
Net change in unrealized gain (loss) on investments	(93,690)	(1,038)	(51,045)	(8,193)	(73,639)
NET GAIN (LOSS) ON INVESTMENTS	290,118	(612)	5,314	(6,457)	273,888

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,721)	$470	$(355)	$(7,066)	$64,225

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$17,787,651	$129,615,828	$163,020	$14,105,667	$—
Net Assets	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

NET ASSETS, representing:
Accumulation units	$17,787,651	$129,615,828	$163,020	$14,105,667	$—
	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

Units outstanding	1,493,625	12,008,995	9,986	1,336,015	—

Portfolio shares held	1,338,424	11,135,380	6,521	1,262,817	—
Portfolio net asset value per share	$13.29	$11.64	$25.00	$11.17	$—
Investment in portfolio shares, at cost	$17,754,920	$116,873,754	$115,052	$13,822,824	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

INVESTMENT INCOME
Dividend income	$—	$—	$695	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	101,987	2,124,673	2,935	172,746	68,553
NET INVESTMENT INCOME (LOSS)	(101,987)	(2,124,673)	(2,240)	(172,746)	(68,553)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	17,853	—	—
Net realized gain (loss) on shares redeemed	7,699	1,585,792	4,877	110,052	242,708
Net change in unrealized gain (loss) on investments	(154,549)	(5,798,654)	(28,044)	(172,415)	(188,396)
NET GAIN (LOSS) ON INVESTMENTS	(146,850)	(4,212,862)	(5,314)	(62,363)	54,312

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(248,837)	$(6,337,535)	$(7,554)	$(235,109)	$(14,241)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$982,088	$—	$52,606,891	$326,041	$8,033,468
Net Assets	$982,088	$—	$52,606,891	$326,041	$8,033,468

NET ASSETS, representing:
Accumulation units	$982,088	$—	$52,606,891	$326,041	$8,033,468
	$982,088	$—	$52,606,891	$326,041	$8,033,468

Units outstanding	96,537	—	4,407,532	35,865	571,117

Portfolio shares held	89,281	—	4,132,513	34,575	532,018
Portfolio net asset value per share	$11.00	$—	$12.73	$9.43	$15.10
Investment in portfolio shares, at cost	$881,381	$—	$47,294,797	$340,899	$7,908,785

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	96,407	3,472,599	841,453	3,001	54,594
NET INVESTMENT INCOME (LOSS)	(96,407)	(3,472,599)	(841,453)	(3,001)	(54,594)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,327,616	52,698,269	1,036,449	(5,375)	39,207
Net change in unrealized gain (loss) on investments	(1,158,683)	(60,968,937)	(1,840,276)	(4,495)	(133,254)
NET GAIN (LOSS) ON INVESTMENTS	168,933	(8,270,668)	(803,827)	(9,870)	(94,047)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$72,526	$(11,743,267)	$(1,645,280)	$(12,871)	$(148,641)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$704,224	$251,250	$5,390,697	$346,302	$596,025,108
Net Assets	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

NET ASSETS, representing:
Accumulation units	$704,224	$251,250	$5,390,697	$346,302	$596,025,108
	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

Units outstanding	71,078	30,820	440,143	44,069	60,419,264

Portfolio shares held	67,069	29,982	415,949	43,836	57,200,106
Portfolio net asset value per share	$10.50	$8.38	$12.96	$7.90	$10.42
Investment in portfolio shares, at cost	$649,057	$288,962	$5,151,099	$402,591	$592,109,009

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	57,591	2,503	89,604	2,846	9,072,352
NET INVESTMENT INCOME (LOSS)	(57,591)	(2,503)	(89,604)	(2,846)	(9,072,352)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	673,881	(6,516)	99,335	(46,585)	11,894
Net change in unrealized gain (loss) on investments	(545,950)	(31,730)	(314,747)	(45,993)	(16,947,970)
NET GAIN (LOSS) ON INVESTMENTS	127,931	(38,246)	(215,412)	(92,578)	(16,936,076)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$70,340	$(40,749)	$(305,016)	$(95,424)	$(26,008,428)

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,170,502	$—	$23,950,261	$355,181	$311,469
Net Assets	$22,170,502	$—	$23,950,261	$355,181	$311,469

NET ASSETS, representing:
Accumulation units	$22,170,502	$—	$23,950,261	$355,181	$311,469
	$22,170,502	$—	$23,950,261	$355,181	$311,469

Units outstanding	2,096,808	—	2,429,137	27,290	23,510

Portfolio shares held	2,010,018	—	2,327,528	26,213	22,538
Portfolio net asset value per share	$11.03	$—	$10.29	$13.55	$13.82
Investment in portfolio shares, at cost	$21,643,975	$—	$23,621,863	$338,367	$305,460

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	310,243	683,623	352,011	3,576	2,679
NET INVESTMENT INCOME (LOSS)	(310,243)	(683,623)	(352,011)	(3,576)	(2,679)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	117,472	(754,609)	272,938	65,898	3,442
Net change in unrealized gain (loss) on investments	(134,031)	(1,480,819)	(296,324)	(22,438)	1,112
NET GAIN (LOSS) ON INVESTMENTS	(16,559)	(2,235,428)	(23,386)	43,460	4,554

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(326,802)	$(2,919,051)	$(375,397)	$39,884	$1,875

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430
Net Assets	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

NET ASSETS, representing:
Accumulation units	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430
	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

Units outstanding	2,805,662	3,680,201	275,567	429,733	540,470

Portfolio shares held	2,688,220	3,572,947	273,004	423,856	531,391
Portfolio net asset value per share	$11.74	$10.83	$10.19	$10.38	$10.59
Investment in portfolio shares, at cost	$31,066,306	$38,261,094	$2,836,444	$4,426,985	$5,712,338

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	484,317	442,785	16,004	18,941	21,447
NET INVESTMENT INCOME (LOSS)	(484,317)	(442,785)	(16,004)	(18,941)	(21,447)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	438,408	(18,637)	(40,847)	(1,026)	331
Net change in unrealized gain (loss) on investments	380,576	5,187	(55,020)	(47,131)	(107,870)
NET GAIN (LOSS) ON INVESTMENTS	818,984	(13,450)	(95,867)	(48,157)	(107,539)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$334,667	$(456,235)	$(111,871)	$(67,098)	$(128,986)

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122
Net Assets	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

NET ASSETS, representing:
Accumulation units	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122
	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

Units outstanding	493,657	183,198	135,064	264,426	17,024

Portfolio shares held	492,053	182,195	133,748	261,762	16,879
Portfolio net asset value per share	$9.60	$9.37	$10.18	$9.91	$9.19
Investment in portfolio shares, at cost	$4,864,411	$1,763,844	$1,405,871	$2,627,926	$158,467

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	20,780	6,410	4,467	14,970	490
NET INVESTMENT INCOME (LOSS)	(20,780)	(6,410)	(4,467)	(14,970)	(490)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(55,180)	(15,702)	(21,111)	(21,295)	(1,963)
Net change in unrealized gain (loss) on investments	(131,220)	(49,140)	(43,063)	(25,443)	(280)
NET GAIN (LOSS) ON INVESTMENTS	(186,400)	(64,842)	(64,174)	(46,738)	(2,243)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(207,180)	$(71,252)	$(68,641)	$(61,708)	$(2,733)

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$504,697	$184,694	$7,654,459	$3,785,980	$297,916
Net Assets	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

NET ASSETS, representing:
Accumulation units	$504,697	$184,694	$7,654,459	$3,785,980	$297,916
	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

Units outstanding	54,374	19,512	789,289	381,738	29,701

Portfolio shares held	53,863	19,340	775,528	374,109	29,555
Portfolio net asset value per share	$9.37	$9.55	$9.87	$10.12	$10.08
Investment in portfolio shares, at cost	$551,325	$188,420	$7,844,520	$3,727,854	$298,636

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,110	987	59,181	47,740	285
NET INVESTMENT INCOME (LOSS)	(2,110)	(987)	(59,181)	(47,740)	(285)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(32,601)	(909)	(3,743)	43,280	(2)
Net change in unrealized gain (loss) on investments	(45,225)	(2,368)	(189,915)	58,126	(719)
NET GAIN (LOSS) ON INVESTMENTS	(77,826)	(3,277)	(193,658)	101,406	(721)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(79,936)	$(4,264)	$(252,839)	$53,666	$(1,006)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$39,766	$25,643	$194,490	$156,881	$66,215
Net Assets	$39,766	$25,643	$194,490	$156,881	$66,215

NET ASSETS, representing:
Accumulation units	$39,766	$25,643	$194,490	$156,881	$66,215
	$39,766	$25,643	$194,490	$156,881	$66,215

Units outstanding	3,932	2,718	19,250	16,392	7,048

Portfolio shares held	3,922	2,711	19,199	16,393	7,029
Portfolio net asset value per share	$10.14	$9.46	$10.13	$9.57	$9.42
Investment in portfolio shares, at cost	$39,751	$25,812	$194,550	$158,564	$66,905

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	33	12	181	154	69
NET INVESTMENT INCOME (LOSS)	(33)	(12)	(181)	(154)	(69)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	—	(7)	(255)	(82)
Net change in unrealized gain (loss) on investments	15	(169)	(60)	(1,683)	(690)
NET GAIN (LOSS) ON INVESTMENTS	21	(169)	(67)	(1,938)	(772)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(12)	$(181)	$(248)	$(2,092)	$(841)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$56,710	$555,254	$116,193	$382,983	$461,607
Net Assets	$56,710	$555,254	$116,193	$382,983	$461,607

NET ASSETS, representing:
Accumulation units	$56,710	$555,254	$116,193	$382,983	$461,607
	$56,710	$555,254	$116,193	$382,983	$461,607

Units outstanding	6,093	57,395	11,857	39,048	50,008

Portfolio shares held	5,565	57,361	11,942	39,728	50,394
Portfolio net asset value per share	$10.19	$9.68	$9.73	$9.64	$9.16
Investment in portfolio shares, at cost	$56,482	$558,278	$116,323	$388,878	$456,925

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	66	364	67	349	569
NET INVESTMENT INCOME (LOSS)	(66)	(364)	(67)	(349)	(569)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,162	(4)	8	3	28
Net change in unrealized gain (loss) on investments	228	(3,025)	(130)	(5,896)	4,682
NET GAIN (LOSS) ON INVESTMENTS	1,390	(3,029)	(122)	(5,893)	4,710

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,324	$(3,393)	$(189)	$(6,242)	$4,141

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$1,423,902	$534,449
Net Assets	$1,423,902	$534,449

NET ASSETS, representing:
Accumulation units	$1,423,902	$534,449
	$1,423,902	$534,449

Units outstanding	142,843	53,512

Portfolio shares held	109,195	55,498
Portfolio net asset value per share	$13.04	$9.63
Investment in portfolio shares, at cost	$1,513,466	$549,856

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
	8/24/2015*	8/24/2015*
	to	to
	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$9,073	$12,092

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,363	490
NET INVESTMENT INCOME (LOSS)	7,710	11,602

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	71,974	649
Net realized gain (loss) on shares redeemed	(9)	(21)
Net change in unrealized gain (loss) on investments	(89,564)	(15,408)
NET GAIN (LOSS) ON INVESTMENTS	(17,599)	(14,780)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(9,889)	$(3,178)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(142,618)	$(278,121)	$(290,337)	$(403,967)	$813,787
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	185,371	967,572	1,002,014	(137,477)
Net change in unrealized gain (loss) on investments	—	(203,548)	(441,785)	(3,258,494)	(1,277,064)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(142,618)	(296,298)	235,450	(2,660,447)	(600,754)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	81,501	28,000	236,697	253,400	65,717
Annuity payments	(249,753)	(239,672)	(130,371)	(358,901)	(59,963)
Surrenders, withdrawals and death benefits	(3,113,006)	(2,752,624)	(2,504,945)	(3,161,758)	(2,064,252)
Net transfers between other subaccounts
or fixed rate option	1,181,001	(93,352)	(151,170)	70,828	(251,305)
Other charges	(7,561)	(6,407)	(12,570)	(28,749)	(19,349)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,107,818)	(3,064,055)	(2,562,359)	(3,225,180)	(2,329,152)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,250,436)	(3,360,353)	(2,326,909)	(5,885,627)	(2,929,906)

NET ASSETS
Beginning of period	11,416,513	21,522,476	21,608,417	30,546,778	18,320,913
End of period	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

Beginning units	9,430,210	8,490,834	7,413,885	9,643,105	4,585,387
Units issued	2,742,390	193,369	207,730	312,402	121,554
Units redeemed	(4,500,743)	(1,398,714)	(1,050,269)	(1,292,157)	(711,832)
Ending units	7,671,857	7,285,489	6,571,346	8,663,350	3,995,109

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$11,239	$(77,877)	$(388,152)	$(62,032)	$(8,834)
Capital gains distributions received	289,924	—	—	—	34,341
Net realized gain (loss) on shares redeemed	1,477,926	186,113	1,819,939	243,247	22,605
Net change in unrealized gain (loss) on investments	(1,809,123)	(46,869)	1,127,432	(334,342)	(82,430)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(30,034)	61,367	2,559,219	(153,127)	(34,318)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	54,842	29,782	152,876	20,853	1,704
Annuity payments	(298,742)	(132,059)	(64,899)	(28,661)	(19,316)
Surrenders, withdrawals and death benefits	(2,905,664)	(366,665)	(2,290,199)	(422,336)	(96,242)
Net transfers between other subaccounts
or fixed rate option	(285,717)	4,091	(658,173)	(106,646)	2,445
Other charges	(18,149)	(4,435)	(19,683)	(1,630)	(438)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,453,430)	(469,286)	(2,880,078)	(538,420)	(111,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,483,464)	(407,919)	(320,859)	(691,547)	(146,165)

NET ASSETS
Beginning of period	25,722,856	5,532,424	26,986,546	4,732,319	1,851,674
End of period	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

Beginning units	9,093,621	2,451,309	8,901,716	1,068,738	1,140,067
Units issued	590,285	70,638	255,673	11,472	17,781
Units redeemed	(1,746,254)	(274,866)	(1,143,062)	(132,801)	(83,322)
Ending units	7,937,652	2,247,081	8,014,327	947,409	1,074,526

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$27,652	$(25,297)	$(42,237)	$(47,778)	$(10,542)
Capital gains distributions received	139,333	927,908	974,475	171,536	116,306
Net realized gain (loss) on shares redeemed	204,834	443,428	197,404	(52,633)	77,651
Net change in unrealized gain (loss) on investments	(935,695)	(1,983,911)	(894,831)	(639,491)	(191,673)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(563,876)	(637,872)	234,811	(568,366)	(8,258)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,920	11,576	142,242	28,538	20,728
Annuity payments	—	(275,291)	(40,881)	(140,273)	(30,206)
Surrenders, withdrawals and death benefits	(548,793)	(880,256)	(630,231)	(623,411)	(115,945)
Net transfers between other subaccounts
or fixed rate option	(21,085)	375	(154,713)	77,878	(49,750)
Other charges	(1,904)	(3,139)	(1,977)	(2,262)	(590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(543,862)	(1,146,735)	(685,560)	(659,530)	(175,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,107,738)	(1,784,607)	(450,749)	(1,227,896)	(184,021)

NET ASSETS
Beginning of period	7,265,879	9,860,194	5,660,135	6,370,960	1,654,170
End of period	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

Beginning units	2,239,553	3,622,597	2,229,832	1,931,339	620,760
Units issued	35,548	50,490	116,470	111,630	22,666
Units redeemed	(208,746)	(479,805)	(370,634)	(308,975)	(88,454)
Ending units	2,066,355	3,193,282	1,975,668	1,733,994	554,972

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(79,948)	$16,839	$(43,556)	$(54,631)	$(13,032)
Capital gains distributions received	345,348	—	741,172	—	311,927
Net realized gain (loss) on shares redeemed	387,572	92,943	9,718	228,466	9,930
Net change in unrealized gain (loss) on investments	(271,499)	(232,427)	(813,727)	10,351	(300,664)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	381,473	(122,645)	(106,393)	184,186	8,161

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,819	2,160	734	822	17,236
Annuity payments	(271,649)	(43,008)	(45,000)	(54,912)	—
Surrenders, withdrawals and death benefits	(525,637)	(195,502)	(232,168)	(365,895)	(139,800)
Net transfers between other subaccounts
or fixed rate option	(146,015)	(59,306)	(49,925)	(64,385)	(69,639)
Other charges	(2,403)	(644)	(884)	(969)	(431)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(933,885)	(296,300)	(327,243)	(485,339)	(192,634)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(552,412)	(418,945)	(433,636)	(301,153)	(184,473)

NET ASSETS
Beginning of period	6,718,696	2,563,160	3,208,220	3,979,266	2,161,496
End of period	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

Beginning units	2,420,836	795,364	1,152,611	1,622,371	1,357,845
Units issued	25,605	8,570	9,806	13,788	14,146
Units redeemed	(353,600)	(101,596)	(124,027)	(204,968)	(132,274)
Ending units	2,092,841	702,338	1,038,390	1,431,191	1,239,717

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,590)	$(139,338)	$(5,472)	$(130,935)	$(34,224)
Capital gains distributions received	70,216	—	95,764	—	—
Net realized gain (loss) on shares redeemed	13,523	470,657	24,298	495,909	5,089
Net change in unrealized gain (loss) on investments	(6,592)	(924,616)	(98,738)	(646,503)	82,634
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,557	(593,297)	15,852	(281,529)	53,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27	70,923	4,833	61,909	79,387
Annuity payments	—	—	(32,879)	(11,461)	—
Surrenders, withdrawals and death benefits	(21,833)	(987,116)	(24,030)	(675,689)	(227,651)
Net transfers between other subaccounts
or fixed rate option	33,327	(80,109)	36,825	(332,723)	(76,051)
Other charges	(83)	(21,811)	(800)	(19,393)	(4,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	11,438	(1,018,113)	(16,051)	(977,357)	(228,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,995	(1,611,410)	(199)	(1,258,886)	(174,906)

NET ASSETS
Beginning of period	703,978	9,607,311	467,876	8,785,946	2,240,172
End of period	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266

Beginning units	681,423	3,508,242	288,465	2,920,131	1,478,763
Units issued	35,819	103,506	41,397	86,578	116,224
Units redeemed	(24,863)	(483,928)	(46,919)	(385,938)	(215,788)
Ending units	692,379	3,127,820	282,943	2,620,771	1,379,199

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	4/24/2015**	12/31/2015	10/16/2015**	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(9,518)	$(484,557)	$(2,541,669)	$(412,886)	$(2,903,995)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	45,022	1,533,529	29,841,892	2,064,362	3,746,641
Net change in unrealized gain (loss) on investments	153,507	(3,088,698)	(32,763,421)	(1,087,234)	(4,043,089)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	189,011	(2,039,726)	(5,463,198)	564,242	(3,200,443)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	158	2,343,985	4,350,632	2,212,901	7,392,102
Annuity payments	—	(23,418)	(84,675)	—	—
Surrenders, withdrawals and death benefits	(85,946)	(2,322,766)	(4,125,291)	(1,257,121)	(5,363,674)
Net transfers between other subaccounts
or fixed rate option	(2,007,547)	24,083,115	(192,076,752)	(1,145,872)	(7,639,804)
Other charges	(1,109)	(268,720)	(1,522,848)	(213,735)	(1,667,794)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,094,444)	23,812,196	(193,458,934)	(403,827)	(7,279,170)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,905,433)	21,772,470	(198,922,132)	160,415	(10,479,613)

NET ASSETS
Beginning of period	1,905,433	26,452,566	198,922,132	24,915,295	181,266,072
End of period	$—	$48,225,036	$—	$25,075,710	$170,786,459

Beginning units	1,132,733	1,607,364	15,618,657	1,374,488	14,108,148
Units issued	19,281	2,257,071	1,725,872	712,294	1,438,430
Units redeemed	(1,152,014)	(720,220)	(17,344,529)	(735,289)	(1,949,455)
Ending units	—	3,144,215	—	1,351,493	13,597,123

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(221,403)	$(431,091)	$(322,236)	$(213,700)	$(172,827)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	602,329	574,645	2,245,629	1,441,655	1,217,019
Net change in unrealized gain (loss) on investments	(1,432,873)	(1,453,136)	(1,834,111)	(2,255,496)	(1,727,424)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,051,947)	(1,309,582)	89,282	(1,027,541)	(683,232)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	202,455	2,791,590	378,704	854,700	865,158
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(533,196)	(1,973,681)	(628,924)	(702,744)	(612,730)
Net transfers between other subaccounts
or fixed rate option	(483,377)	(1,909,694)	(4,176,166)	(2,402,797)	(395,000)
Other charges	(123,010)	(218,632)	(177,508)	(104,300)	(84,820)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(937,128)	(1,310,417)	(4,603,894)	(2,355,141)	(227,392)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,989,075)	(2,619,999)	(4,514,612)	(3,382,682)	(910,624)

NET ASSETS
Beginning of period	14,182,414	26,780,781	20,645,938	13,181,863	12,514,904
End of period	$12,193,339	$24,160,782	$16,131,326	$9,799,181	$11,604,280

Beginning units	934,079	2,029,055	1,213,589	709,402	738,077
Units issued	168,025	539,940	299,981	232,993	341,100
Units redeemed	(230,676)	(625,395)	(557,037)	(354,312)	(348,110)
Ending units	871,428	1,943,600	956,533	588,083	731,067

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(631,587)	$(468,106)	$(654,281)	$(876,580)	$(253,021)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,759,980	1,596,753	564,932	4,477,796	1,791,260
Net change in unrealized gain (loss) on investments	(4,045,724)	(3,901,017)	(880,802)	531,152	(707,537)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,917,331)	(2,772,370)	(970,151)	4,132,368	830,702

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,141,888	935,097	4,157,749	1,030,033	906,437
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,119,534)	(1,174,436)	(3,514,919)	(3,184,670)	(621,223)
Net transfers between other subaccounts
or fixed rate option	25,032,633	(2,977,401)	4,371,160	(8,349,150)	(3,457,022)
Other charges	(333,664)	(273,059)	(412,624)	(483,888)	(133,780)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	24,721,323	(3,489,799)	4,601,366	(10,987,675)	(3,305,588)

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,803,992	(6,262,169)	3,631,215	(6,855,307)	(2,474,886)

NET ASSETS
Beginning of period	34,356,351	31,868,797	41,786,452	55,755,723	15,865,309
End of period	$56,160,343	$25,606,628	$45,417,667	$48,900,416	$13,390,423

Beginning units	1,851,797	1,927,711	3,389,988	3,233,775	917,514
Units issued	2,214,267	353,316	1,568,264	478,457	191,798
Units redeemed	(751,738)	(566,123)	(1,195,616)	(1,087,180)	(372,573)
Ending units	3,314,326	1,714,904	3,762,636	2,625,052	736,739

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(331,796)	$(475,836)	$(273,924)	$(357,290)	$(295,293)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,934,234	2,201,119	(46,655)	6,100,818	1,406,513
Net change in unrealized gain (loss) on investments	(7,082,101)	(3,815,193)	132,157	(7,887,882)	(882,580)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	520,337	(2,089,910)	(188,422)	(2,144,354)	228,640

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	948,344	1,700,304	2,403,577	916,104	1,479,393
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(874,422)	(1,179,840)	(1,067,355)	(1,591,294)	(621,665)
Net transfers between other subaccounts
or fixed rate option	(24,872,142)	(2,209,982)	(1,553,393)	(26,303,805)	(2,359,768)
Other charges	(187,676)	(254,511)	(133,232)	(207,031)	(152,402)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,985,896)	(1,944,029)	(350,403)	(27,186,026)	(1,654,442)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,465,559)	(4,033,939)	(538,825)	(29,330,380)	(1,425,802)

NET ASSETS
Beginning of period	24,465,559	29,899,391	17,126,373	29,330,380	19,183,754
End of period	$—	$25,865,452	$16,587,548	$—	$17,757,952

Beginning units	1,372,581	1,562,753	1,680,911	1,935,274	1,015,750
Units issued	429,522	429,924	546,801	432,396	357,203
Units redeemed	(1,802,103)	(526,403)	(583,773)	(2,367,670)	(428,153)
Ending units	—	1,466,274	1,643,939	—	944,800

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(462,101)	$(14,065,328)	$(427,140)	$(400,401)	$(228,829)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,224,840)	14,629,977	1,057,529	742,246	(197,623)
Net change in unrealized gain (loss) on investments	(4,683,462)	(16,498,380)	(1,541,443)	(1,460,811)	(564,478)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,370,403)	(15,933,731)	(911,054)	(1,118,966)	(990,930)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,306,612	49,487,727	2,445,675	187,154	1,935,750
Annuity payments	(44,810)	(423,099)	—	—	—
Surrenders, withdrawals and death benefits	(1,452,481)	(23,490,714)	(1,799,225)	(762,696)	(1,461,040)
Net transfers between other subaccounts
or fixed rate option	(430,778)	213,257,730	3,247,457	(520,112)	(1,183,142)
Other charges	(248,019)	(8,854,120)	(242,057)	(224,534)	(142,771)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(869,476)	229,977,524	3,651,850	(1,320,188)	(851,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,239,879)	214,043,793	2,740,796	(2,439,154)	(1,842,133)

NET ASSETS
Beginning of period	29,775,366	826,924,042	23,598,907	24,025,720	16,051,541
End of period	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566	$14,209,408

Beginning units	2,901,523	58,767,522	1,464,731	2,075,409	1,535,267
Units issued	1,711,868	23,532,392	730,168	672,200	472,572
Units redeemed	(1,850,671)	(6,321,718)	(498,155)	(801,947)	(561,254)
Ending units	2,762,720	75,978,196	1,696,744	1,945,662	1,446,585

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,036,272)	$(9,797,315)	$(6,159,692)	$(11,632,978)	$(7,843,821)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,317,504	12,998,340	11,731,395	14,948,930	8,186,266
Net change in unrealized gain (loss) on investments	(3,225,199)	(10,637,327)	(23,271,474)	(11,604,008)	(7,355,605)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,943,967)	(7,436,302)	(17,699,771)	(8,288,056)	(7,013,160)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,534,276	36,496,424	6,687,088	33,981,613	19,038,063
Annuity payments	—	(40,001)	(59,312)	(111,939)	(207,442)
Surrenders, withdrawals and death benefits	(5,439,101)	(17,436,162)	(14,484,192)	(25,636,514)	(19,744,743)
Net transfers between other subaccounts
or fixed rate option	(1,979,517)	1,907,428	(37,439,352)	(11,220,370)	(16,081,682)
Other charges	(1,281,531)	(5,150,838)	(2,822,742)	(6,302,265)	(4,335,787)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,834,127	15,776,851	(48,118,510)	(9,289,475)	(21,331,591)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(109,840)	8,340,549	(65,818,281)	(17,577,531)	(28,344,751)

NET ASSETS
Beginning of period	122,370,695	573,414,083	375,742,025	711,535,604	486,778,128
End of period	$122,260,855	$581,754,632	$309,923,744	$693,958,073	$458,433,377

Beginning units	10,289,385	40,109,004	30,392,215	51,425,261	37,987,102
Units issued	2,146,182	6,422,650	4,231,788	4,941,505	3,187,399
Units redeemed	(1,908,792)	(5,113,616)	(8,205,268)	(5,322,687)	(4,729,160)
Ending units	10,526,775	41,418,038	26,418,735	51,044,079	36,445,341

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,632,914)	$(7,057,596)	$(9,804,204)	$(1,030,495)	$(284,103)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,222,787	9,519,550	11,545,009	4,380,941	—
Net change in unrealized gain (loss) on investments	(3,379,568)	(15,384,479)	(6,964,985)	966,169	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,789,695)	(12,922,525)	(5,224,180)	4,316,615	(284,103)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	29,847,106	30,911,201	36,317,732	3,672,329	4,602,656
Annuity payments	(41,497)	(22,027)	(25,237)	(25,804)	—
Surrenders, withdrawals and death benefits	(9,705,614)	(11,615,414)	(14,100,489)	(3,295,320)	(54,089,497)
Net transfers between other subaccounts
or fixed rate option	(708,183)	236,403,699	(22,074,579)	4,190,885	49,469,728
Other charges	(3,376,136)	(4,383,251)	(6,121,544)	(529,640)	(100,919)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	16,015,676	251,294,208	(6,004,117)	4,012,450	(118,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,225,981	238,371,683	(11,228,297)	8,329,065	(402,135)

NET ASSETS
Beginning of period	332,704,432	372,174,090	607,972,984	57,338,066	16,760,208
End of period	$345,930,413	$610,545,773	$596,744,687	$65,667,131	$16,358,073

Beginning units	25,768,112	26,711,521	43,576,045	3,052,980	1,792,812
Units issued	4,599,720	23,520,382	4,832,207	1,147,517	8,063,769
Units redeemed	(3,151,482)	(5,515,096)	(4,954,991)	(931,523)	(8,083,795)
Ending units	27,216,350	44,716,807	43,453,261	3,268,974	1,772,786

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(351,106)	$(3,562,355)	$(177,638)	$(236,625)	$(3,506)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,282,934	2,262,283	308,027	876,782	(40,515)
Net change in unrealized gain (loss) on investments	(1,195,699)	(6,737,583)	(456,150)	(378,035)	(89,647)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(263,871)	(8,037,655)	(325,761)	262,122	(133,668)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,385,074	5,605,327	1,031,973	1,615,401	325
Annuity payments	—	(77,968)	—	—	—
Surrenders, withdrawals and death benefits	(1,068,726)	(11,926,377)	(928,059)	(1,125,358)	(33,230)
Net transfers between other subaccounts
or fixed rate option	1,963,023	(19,898,385)	1,987,255	(1,236,894)	85,072
Other charges	(173,746)	(1,889,777)	(90,376)	(163,796)	(980)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,105,625	(28,187,180)	2,000,793	(910,647)	51,187

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,841,754	(36,224,835)	1,675,032	(648,525)	(82,481)

NET ASSETS
Beginning of period	19,788,588	231,463,539	8,945,209	17,533,604	665,658
End of period	$21,630,342	$195,238,704	$10,620,241	$16,885,079	$583,177

Beginning units	1,093,068	20,088,453	788,321	1,493,204	48,439
Units issued	494,552	4,009,459	594,658	561,094	11,776
Units redeemed	(379,101)	(6,479,625)	(405,222)	(633,749)	(8,720)
Ending units	1,208,519	17,618,287	977,757	1,420,549	51,495

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,674,083)	$(1,073,192)	$(363,133)	$(24,617)	$(142,662)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,178,062	812,030	285,212	8,423	427,637
Net change in unrealized gain (loss) on investments	(981,399)	(139,632)	(119,882)	5,223	(478,388)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(477,420)	(400,794)	(197,803)	(10,971)	(193,413)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,406,583	159	31	556,474
Annuity payments	—	(8,800)	—	—	—
Surrenders, withdrawals and death benefits	(4,150,696)	(5,784,319)	(2,798,730)	(27,310)	(536,492)
Net transfers between other subaccounts
or fixed rate option	169,746,150	5,745,066	601,205	212,362	(489,318)
Other charges	(1,153,555)	(576,072)	(2,768)	(371)	(75,572)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	164,441,899	3,782,458	(2,200,134)	184,712	(544,908)

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,964,479	3,381,664	(2,397,937)	173,741	(738,321)

NET ASSETS
Beginning of period	55,402,859	57,740,320	18,216,573	1,131,411	9,050,399
End of period	$219,367,338	$61,121,984	$15,818,636	$1,305,152	$8,312,078

Beginning units	4,188,300	4,879,915	1,578,300	95,412	606,111
Units issued	37,831,064	2,192,775	444,526	44,528	207,188
Units redeemed	(24,751,728)	(1,891,724)	(633,462)	(28,780)	(242,049)
Ending units	17,267,636	5,180,966	1,389,364	111,160	571,250

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(411,941)	$(514,620)	$(5,204,786)	$(5,587,111)	$(2,856,566)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,297,597)	2,130,514	7,501,745	5,671,629	4,262,921
Net change in unrealized gain (loss) on investments	(3,304,470)	(3,852,043)	(12,699,550)	(6,967,943)	(6,209,621)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,014,008)	(2,236,149)	(10,402,591)	(6,883,425)	(4,803,266)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	404,202	1,397,817	19,338,881	24,962,664	12,694,350
Annuity payments	—	—	(1,113)	—	(27,203)
Surrenders, withdrawals and death benefits	(1,121,098)	(1,880,419)	(9,046,685)	(8,603,889)	(5,013,071)
Net transfers between other subaccounts
or fixed rate option	(635,030)	(851,444)	170,280,985	40,011,904	(5,985,718)
Other charges	(246,729)	(275,394)	(3,316,874)	(3,708,254)	(1,822,271)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,598,655)	(1,609,440)	177,255,194	52,662,425	(153,913)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,612,663)	(3,845,589)	166,852,603	45,779,000	(4,957,179)

NET ASSETS
Beginning of period	26,823,071	30,102,425	281,552,688	341,954,930	177,267,302
End of period	$20,210,408	$26,256,836	$448,405,291	$387,733,930	$172,310,123

Beginning units	2,742,367	1,619,382	20,067,331	27,104,020	12,870,017
Units issued	1,466,454	594,659	16,764,594	8,103,624	1,917,307
Units redeemed	(1,690,412)	(684,316)	(3,620,874)	(3,503,628)	(1,831,800)
Ending units	2,518,409	1,529,725	33,211,051	31,704,016	12,955,524

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,979,752)	$(3,106,733)	$(3,932)	$(528)	$(3,438)
Capital gains distributions received	—	—	29,815	—	—
Net realized gain (loss) on shares redeemed	3,791,608	44,765,670	29,408	11,135	23,915
Net change in unrealized gain (loss) on investments	(5,578,332)	(42,777,177)	(46,833)	(7,435)	(32,980)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,766,476)	(1,118,240)	8,458	3,172	(12,503)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,714,768	19,374,008	—	—	4,243
Annuity payments	—	(27,555)	—	—	—
Surrenders, withdrawals and death benefits	(6,075,577)	(3,859,157)	(1,512)	(1,535)	(1,487)
Net transfers between other subaccounts
or fixed rate option	(11,973,165)	(238,288,745)	(47,261)	(21,618)	14,504
Other charges	(1,950,230)	(1,935,497)	(2,201)	(1,077)	(2,557)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,284,204)	(224,736,946)	(50,974)	(24,230)	14,703

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,050,680)	(225,855,186)	(42,516)	(21,058)	2,200

NET ASSETS
Beginning of period	190,575,614	225,855,186	278,718	133,729	322,697
End of period	$175,524,934	$—	$236,202	$112,671	$324,897

Beginning units	15,715,244	16,377,933	13,436	7,950	32,692
Units issued	2,269,083	2,963,363	837	116	10,215
Units redeemed	(3,050,573)	(19,341,296)	(3,234)	(1,539)	(10,542)
Ending units	14,933,754	—	11,039	6,527	32,365

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,302)	$(4,095)	$(824)	$(295)	$(1,099)
Capital gains distributions received	—	—	6,018	1,168	—
Net realized gain (loss) on shares redeemed	13,896	17,672	1,197	4,869	13,744
Net change in unrealized gain (loss) on investments	(8,814)	(27,213)	(8,407)	(7,571)	(13,309)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(220)	(13,636)	(2,016)	(1,829)	(664)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,218	—	—	—	199
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,696)	(2,242)	(476)	(473)	(876)
Net transfers between other subaccounts
or fixed rate option	5,706	(34,257)	52,280	(9,915)	(29,831)
Other charges	(2,869)	(1,042)	(527)	(190)	(1,103)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,359	(37,541)	51,277	(10,578)	(31,611)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,139	(51,177)	49,261	(12,407)	(32,275)

NET ASSETS
Beginning of period	347,470	282,528	41,681	29,902	154,667
End of period	$357,609	$231,351	$90,942	$17,495	$122,392

Beginning units	16,567	20,137	2,670	1,965	12,500
Units issued	11,661	957	3,852	67	1,916
Units redeemed	(11,791)	(3,685)	(627)	(760)	(4,409)
Ending units	16,437	17,409	5,895	1,272	10,007

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(994)	$(127)	$243	$786	$(2,472)
Capital gains distributions received	6,971	833	—	507	—
Net realized gain (loss) on shares redeemed	33	3,800	3,565	7,601	5,044
Net change in unrealized gain (loss) on investments	(6,614)	(4,338)	(3,175)	(18,248)	4,466
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(604)	168	633	(9,354)	7,038

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	1,000	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(310)	—	(1,363)	(1,765)	(551)
Net transfers between other subaccounts
or fixed rate option	44,231	59,470	(21,427)	(24,805)	166,020
Other charges	(601)	(63)	(754)	(824)	(1,469)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	43,320	59,407	(23,544)	(26,394)	164,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,716	59,575	(22,911)	(35,748)	171,038

NET ASSETS
Beginning of period	54,853	15,295	101,798	114,645	102,950
End of period	$97,569	$74,870	$78,887	$78,897	$273,988

Beginning units	3,393	975	9,211	8,812	6,647
Units issued	5,472	6,378	481	6,337	16,047
Units redeemed	(2,810)	(2,671)	(2,556)	(8,572)	(5,389)
Ending units	6,055	4,682	7,136	6,577	17,305

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(640)	$(75,097)	$(165,650)	$(302,820)	$(246,993)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,268	71,368	646,722	1,416,526	81,037
Net change in unrealized gain (loss) on investments	(1,920)	(16,352)	(1,151,203)	365,887	(69,717)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,292)	(20,081)	(670,131)	1,479,593	(235,673)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	209	275,318	2,300,329	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(700)	(24,594)	(268,972)	(1,132,705)	(786,074)
Net transfers between other subaccounts
or fixed rate option	106,931	1,031,373	(1,341,927)	763,191	2,753,548
Other charges	(670)	(489)	(94,307)	(169,420)	(3,464)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	105,561	1,006,499	(1,429,888)	1,761,395	1,964,010

TOTAL INCREASE (DECREASE) IN NET ASSETS	104,269	986,418	(2,100,019)	3,240,988	1,728,337

NET ASSETS
Beginning of period	40,208	3,445,666	10,969,153	16,896,818	11,150,189
End of period	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

Beginning units	3,175	282,427	716,697	972,440	990,838
Units issued	9,415	282,542	161,692	489,709	546,485
Units redeemed	(433)	(200,046)	(259,010)	(384,485)	(371,037)
Ending units	12,157	364,923	619,379	1,077,664	1,166,286

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(291,839)	$1,082	$(5,669)	$(609)	$(209,663)
Capital gains distributions received	—	—	55,359	—	—
Net realized gain (loss) on shares redeemed	383,808	426	1,000	1,736	347,527
Net change in unrealized gain (loss) on investments	(93,690)	(1,038)	(51,045)	(8,193)	(73,639)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,721)	470	(355)	(7,066)	64,225

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	25	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(867,653)	(2,652)	—	(4,867)	(846,189)
Net transfers between other subaccounts
or fixed rate option	2,138,957	(723)	(171)	—	2,055,784
Other charges	(3,617)	(27)	(1)	(166)	(2,418)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,267,687	(3,402)	(147)	(5,033)	1,207,177

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,265,966	(2,932)	(502)	(12,099)	1,271,402

NET ASSETS
Beginning of period	13,413,627	41,592	324,161	62,353	9,668,636
End of period	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

Beginning units	1,065,565	2,755	106,291	4,413	815,317
Units issued	879,142	33	114	27	790,822
Units redeemed	(769,334)	(240)	(155)	(407)	(681,822)
Ending units	1,175,373	2,548	106,250	4,033	924,317

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

OPERATIONS
Net investment income (loss)	$(101,987)	$(2,124,673)	$(2,240)	$(172,746)	$(68,553)
Capital gains distributions received	—	—	17,853	—	—
Net realized gain (loss) on shares redeemed	7,699	1,585,792	4,877	110,052	242,708
Net change in unrealized gain (loss) on investments	(154,549)	(5,798,654)	(28,044)	(172,415)	(188,396)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(248,837)	(6,337,535)	(7,554)	(235,109)	(14,241)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,670,794	15,191,856	—	5,235,033	320,843
Annuity payments	—	(153,255)	—	—	—
Surrenders, withdrawals and death benefits	(5,257,743)	(3,789,129)	(9,226)	(2,699,717)	(541,315)
Net transfers between other subaccounts
or fixed rate option	148,917	(3,247,666)	478	1,016,640	(4,826,043)
Other charges	(36,792)	(1,232,407)	(34)	(111,942)	(37,989)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,525,176	6,769,399	(8,782)	3,440,014	(5,084,504)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,276,339	431,864	(16,336)	3,204,905	(5,098,745)

NET ASSETS
Beginning of period	5,511,312	129,183,964	179,356	10,900,762	5,098,745
End of period	$17,787,651	$129,615,828	$163,020	$14,105,667	$—

Beginning units	470,626	11,411,274	10,496	1,019,821	497,230
Units issued	1,502,017	2,147,824	62	862,492	191,562
Units redeemed	(479,018)	(1,550,103)	(572)	(546,298)	(688,792)
Ending units	1,493,625	12,008,995	9,986	1,336,015	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(96,407)	$(3,472,599)	$(841,453)	$(3,001)	$(54,594)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,327,616	52,698,269	1,036,449	(5,375)	39,207
Net change in unrealized gain (loss) on investments	(1,158,683)	(60,968,937)	(1,840,276)	(4,495)	(133,254)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	72,526	(11,743,267)	(1,645,280)	(12,871)	(148,641)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,442,166	7,631,833	292,110	1,478,617
Annuity payments	—	(2,734)	(3,875)	—	—
Surrenders, withdrawals and death benefits	(410,154)	(6,307,683)	(1,554,321)	(154,927)	(453,811)
Net transfers between other subaccounts
or fixed rate option	(13,652,412)	(257,601,191)	(1,255,414)	(31,224)	5,358,638
Other charges	(697)	(2,069,371)	(559,540)	(858)	(27,951)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,063,263)	(264,538,813)	4,258,683	105,101	6,355,493

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,990,737)	(276,282,080)	2,613,403	92,230	6,206,852

NET ASSETS
Beginning of period	14,972,825	276,282,080	49,993,488	233,811	1,826,616
End of period	$982,088	$—	$52,606,891	$326,041	$8,033,468

Beginning units	1,492,799	20,694,303	4,049,840	24,810	126,017
Units issued	16,837	1,996,783	1,186,262	33,934	525,782
Units redeemed	(1,413,099)	(22,691,086)	(828,570)	(22,879)	(80,682)
Ending units	96,537	—	4,407,532	35,865	571,117

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(57,591)	$(2,503)	$(89,604)	$(2,846)	$(9,072,352)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	673,881	(6,516)	99,335	(46,585)	11,894
Net change in unrealized gain (loss) on investments	(545,950)	(31,730)	(314,747)	(45,993)	(16,947,970)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	70,340	(40,749)	(305,016)	(95,424)	(26,008,428)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	95	186,896	654,230	639,091	288,131,289
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(115,964)	(51,443)	(260,707)	(397,741)	(20,041,297)
Net transfers between other subaccounts
or fixed rate option	(8,717,832)	7,045	(3,630)	54,778	—
Other charges	(810)	(517)	(36,049)	(1,872)	(70,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,834,511)	141,981	353,844	294,256	268,019,770

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,764,171)	101,232	48,828	198,832	242,011,342

NET ASSETS
Beginning of period	9,468,395	150,018	5,341,869	147,470	354,013,766
End of period	$704,224	$251,250	$5,390,697	$346,302	$596,025,108

Beginning units	965,664	15,496	410,974	15,686	34,124,093
Units issued	98,320	32,870	218,579	79,796	30,227,322
Units redeemed	(992,906)	(17,546)	(189,410)	(51,413)	(3,932,151)
Ending units	71,078	30,820	440,143	44,069	60,419,264

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(310,243)	$(683,623)	$(352,011)	$(3,576)	$(2,679)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	117,472	(754,609)	272,938	65,898	3,442
Net change in unrealized gain (loss) on investments	(134,031)	(1,480,819)	(296,324)	(22,438)	1,112
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(326,802)	(2,919,051)	(375,397)	39,884	1,875

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,385,070	13,298,794	6,110,375	275,645	136,463
Annuity payments	—	(3,410)	—	—	—
Surrenders, withdrawals and death benefits	(624,493)	(1,223,047)	(712,595)	(93,886)	(45,535)
Net transfers between other subaccounts
or fixed rate option	199,769	(61,701,132)	(660,577)	(321,941)	49,336
Other charges	(217,880)	(497,685)	(242,595)	(862)	(510)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,742,466	(50,126,480)	4,494,608	(141,044)	139,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,415,664	(53,045,531)	4,119,211	(101,160)	141,629

NET ASSETS
Beginning of period	16,754,838	53,045,531	19,831,050	456,341	169,840
End of period	$22,170,502	$—	$23,950,261	$355,181	$311,469

Beginning units	1,564,876	4,855,700	1,980,227	35,106	13,115
Units issued	911,678	2,240,511	1,639,362	75,934	18,058
Units redeemed	(379,746)	(7,096,211)	(1,190,452)	(83,750)	(7,663)
Ending units	2,096,808	—	2,429,137	27,290	23,510

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(484,317)	$(442,785)	$(16,004)	$(18,941)	$(21,447)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	438,408	(18,637)	(40,847)	(1,026)	331
Net change in unrealized gain (loss) on investments	380,576	5,187	(55,020)	(47,131)	(107,870)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	334,667	(456,235)	(111,871)	(67,098)	(128,986)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,687	20,274,284	4,074,481	4,078,559	6,849,866
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,272,914)	(175,513)	(2,163,526)	(1,184,435)	(2,316,471)
Net transfers between other subaccounts
or fixed rate option	29,245,227	1,346,394	160,103	(59,149)	139,645
Other charges	(7,606)	(338,272)	(14,507)	(16,981)	(17,211)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,979,394	21,106,893	2,056,551	2,817,994	4,655,829

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,314,061	20,650,658	1,944,680	2,750,896	4,526,843

NET ASSETS
Beginning of period	3,245,647	18,044,360	837,233	1,648,732	1,100,587
End of period	$31,559,708	$38,695,018	$2,781,913	$4,399,628	$5,627,430

Beginning units	287,561	1,715,238	81,722	159,215	104,370
Units issued	4,676,049	2,226,084	417,957	402,467	681,404
Units redeemed	(2,157,948)	(261,121)	(224,112)	(131,949)	(245,304)
Ending units	2,805,662	3,680,201	275,567	429,733	540,470

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(20,780)	$(6,410)	$(4,467)	$(14,970)	$(490)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(55,180)	(15,702)	(21,111)	(21,295)	(1,963)
Net change in unrealized gain (loss) on investments	(131,220)	(49,140)	(43,063)	(25,443)	(280)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(207,180)	(71,252)	(68,641)	(61,708)	(2,733)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,227,768	2,254,011	1,859,880	3,376,127	152,428
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,225,525)	(931,127)	(709,852)	(2,074,911)	(56,069)
Net transfers between other subaccounts
or fixed rate option	(48,989)	30,292	9,442	137,682	22,093
Other charges	(17,184)	(5,099)	(3,607)	(12,969)	(404)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,936,070	1,348,077	1,155,863	1,425,929	118,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,728,890	1,276,825	1,087,222	1,364,221	115,315

NET ASSETS
Beginning of period	994,822	430,338	274,333	1,229,842	39,807
End of period	$4,723,712	$1,707,163	$1,361,555	$2,594,063	$155,122

Beginning units	99,829	44,405	26,658	122,711	4,101
Units issued	645,717	250,704	185,434	368,106	20,127
Units redeemed	(251,889)	(111,911)	(77,028)	(226,391)	(7,204)
Ending units	493,657	183,198	135,064	264,426	17,024

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,110)	$(987)	$(59,181)	$(47,740)	$(285)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(32,601)	(909)	(3,743)	43,280	(2)
Net change in unrealized gain (loss) on investments	(45,225)	(2,368)	(189,915)	58,126	(719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(79,936)	(4,264)	(252,839)	53,666	(1,006)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,005,528	163,187	6,354,150	1,175	299,634
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(494,216)	(69,673)	(1,039)	(285,545)	—
Net transfers between other subaccounts
or fixed rate option	6,837	5,473	1,542,600	4,016,780	(653)
Other charges	(1,558)	(1,047)	(37,210)	(96)	(59)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	516,591	97,940	7,858,501	3,732,314	298,922

TOTAL INCREASE (DECREASE) IN NET ASSETS	436,655	93,676	7,605,662	3,785,980	297,916

NET ASSETS
Beginning of period	68,042	91,018	48,797	—	—
End of period	$504,697	$184,694	$7,654,459	$3,785,980	$297,916

Beginning units	6,537	9,355	4,907	—	—
Units issued	100,708	19,129	807,425	660,525	29,822
Units redeemed	(52,871)	(8,972)	(23,043)	(278,787)	(121)
Ending units	54,374	19,512	789,289	381,738	29,701

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(33)	$(12)	$(181)	$(154)	$(69)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	—	(7)	(255)	(82)
Net change in unrealized gain (loss) on investments	15	(169)	(60)	(1,683)	(690)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12)	(181)	(248)	(2,092)	(841)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	40,726	25,642	156,486	135,543	70,352
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(425)	—	(10,204)	(29,038)	(1,672)
Net transfers between other subaccounts
or fixed rate option	(524)	181	48,504	52,515	(1,600)
Other charges	1	1	(48)	(47)	(24)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,778	25,824	194,738	158,973	67,056

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,766	25,643	194,490	156,881	66,215

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$39,766	$25,643	$194,490	$156,881	$66,215

Beginning units	—	—	—	—	—
Units issued	4,025	2,718	21,573	19,418	7,421
Units redeemed	(93)	—	(2,323)	(3,026)	(373)
Ending units	3,932	2,718	19,250	16,392	7,048

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(66)	$(364)	$(67)	$(349)	$(569)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,162	(4)	8	3	28
Net change in unrealized gain (loss) on investments	228	(3,025)	(130)	(5,896)	4,682
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,324	(3,393)	(189)	(6,242)	4,141

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,704	518,832	101,673	389,895	452,296
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(504)	—	—	(200)
Net transfers between other subaccounts
or fixed rate option	41,699	40,463	14,724	(670)	5,569
Other charges	(17)	(144)	(15)	—	(199)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	55,386	558,647	116,382	389,225	457,466

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,710	555,254	116,193	382,983	461,607

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$56,710	$555,254	$116,193	$382,983	$461,607

Beginning units	—	—	—	—	—
Units issued	12,748	57,471	12,242	39,128	51,190
Units redeemed	(6,655)	(76)	(385)	(80)	(1,182)
Ending units	6,093	57,395	11,857	39,048	50,008

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
	8/24/2015*	8/24/2015*
	to	to
	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$7,710	$11,602
Capital gains distributions received	71,974	649
Net realized gain (loss) on shares redeemed	(9)	(21)
Net change in unrealized gain (loss) on investments	(89,564)	(15,408)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,889)	(3,178)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,426,662	539,164
Annuity payments	—	—
Surrenders, withdrawals and death benefits	(478)	(2,180)
Net transfers between other subaccounts
or fixed rate option	8,056	824
Other charges	(449)	(181)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,433,791	537,627

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,423,902	534,449

NET ASSETS
Beginning of period	—	—
End of period	$1,423,902	$534,449

Beginning units	—	—
Units issued	142,938	53,762
Units redeemed	(95)	(250)
Ending units	142,843	53,512

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(168,407)	$(61,739)	$(314,850)	$(453,883)	$896,657
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	69,665	850,665	930,893	4,303
Net change in unrealized gain (loss) on investments	—	1,219,352	797,472	2,060,846	(627,477)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(168,407)	1,227,278	1,333,287	2,537,856	273,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	266,150	43,358	106,531	80,125	183,116
Annuity payments	(68,410)	(79,853)	(54,015)	(229,038)	(45,871)
Surrenders, withdrawals and death benefits	(3,506,690)	(2,555,978)	(2,345,805)	(2,576,420)	(2,549,199)
Net transfers between other subaccounts
or fixed rate option	697,670	242,340	(346,783)	(542,542)	60,300
Other charges	(8,130)	(7,275)	(13,589)	(31,358)	(21,574)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,619,410)	(2,357,408)	(2,653,661)	(3,299,233)	(2,373,228)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,787,817)	(1,130,130)	(1,320,374)	(761,377)	(2,099,745)

NET ASSETS
Beginning of period	14,204,330	22,652,606	22,928,791	31,308,155	20,420,658
End of period	$11,416,513	$21,522,476	$21,608,417	$30,546,778	$18,320,913

Beginning units	11,766,880	9,448,011	8,359,496	10,703,453	5,209,281
Units issued	2,204,667	288,197	97,053	148,063	181,861
Units redeemed	(4,541,337)	(1,245,374)	(1,042,664)	(1,208,411)	(805,755)
Ending units	9,430,210	8,490,834	7,413,885	9,643,105	4,585,387

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$410,582	$(84,065)	$(391,300)	$(67,961)	$(7,458)
Capital gains distributions received	1,126,200	—	—	—	10,747
Net realized gain (loss) on shares redeemed	1,257,261	253,365	1,739,951	332,839	32,846
Net change in unrealized gain (loss) on investments	21,459	(65,087)	847,811	(96,754)	(83,258)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,815,502	104,213	2,196,462	168,124	(47,123)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,754	8,847	36,941	11,035	—
Annuity payments	(186,234)	(129,693)	(81,839)	(38,219)	(5,202)
Surrenders, withdrawals and death benefits	(2,700,687)	(729,790)	(3,288,975)	(526,909)	(130,050)
Net transfers between other subaccounts
or fixed rate option	(328,584)	(33,004)	(413,542)	(253,769)	(4,075)
Other charges	(18,970)	(4,601)	(20,280)	(1,735)	(484)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,154,721)	(888,241)	(3,767,695)	(809,597)	(139,811)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,219)	(784,028)	(1,571,233)	(641,473)	(186,934)

NET ASSETS
Beginning of period	26,062,075	6,316,452	28,557,779	5,373,792	2,038,608
End of period	$25,722,856	$5,532,424	$26,986,546	$4,732,319	$1,851,674

Beginning units	10,276,280	2,833,505	10,176,462	1,262,743	1,222,472
Units issued	362,531	52,003	118,184	28,300	34,892
Units redeemed	(1,545,190)	(434,199)	(1,392,930)	(222,305)	(117,297)
Ending units	9,093,621	2,451,309	8,901,716	1,068,738	1,140,067

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$25,248	$(56,269)	$(56,226)	$339,601	$(9,939)
Capital gains distributions received	—	47,629	392,255	536,899	123,932
Net realized gain (loss) on shares redeemed	279,040	488,028	197,601	163,771	132,220
Net change in unrealized gain (loss) on investments	117,710	179,257	52,854	(2,026,972)	(107,670)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	421,998	658,645	586,484	(986,701)	138,543

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,789	18,630	17,176	2,817	801
Annuity payments	—	(49,518)	(6,291)	(95,271)	(20,365)
Surrenders, withdrawals and death benefits	(674,102)	(986,769)	(651,555)	(846,455)	(152,985)
Net transfers between other subaccounts
or fixed rate option	(88,268)	(104,803)	39,291	(87,672)	(135,279)
Other charges	(2,103)	(3,621)	(2,270)	(2,797)	(636)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(761,684)	(1,126,081)	(603,649)	(1,029,378)	(308,464)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,686)	(467,436)	(17,165)	(2,016,079)	(169,921)

NET ASSETS
Beginning of period	7,605,565	10,327,630	5,677,300	8,387,039	1,824,091
End of period	$7,265,879	$9,860,194	$5,660,135	$6,370,960	$1,654,170

Beginning units	2,490,388	4,046,112	2,491,991	2,205,642	743,917
Units issued	23,612	19,930	83,688	61,350	9,538
Units redeemed	(274,447)	(443,445)	(345,847)	(335,653)	(132,695)
Ending units	2,239,553	3,622,597	2,229,832	1,931,339	620,760

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(87,664)	$3,750	$(45,706)	$(58,350)	$(10,564)
Capital gains distributions received	445,227	—	636,756	—	436,178
Net realized gain (loss) on shares redeemed	418,055	99,502	77,401	296,178	54,717
Net change in unrealized gain (loss) on investments	(294,257)	179,191	(478,608)	(5,997)	(381,179)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	481,361	282,443	189,843	231,831	99,152

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,894	185	11	3,621	660
Annuity payments	(37,419)	(3,391)	—	(14,434)	(8,054)
Surrenders, withdrawals and death benefits	(838,627)	(293,052)	(313,357)	(619,956)	(212,901)
Net transfers between other subaccounts
or fixed rate option	(41,971)	(33,155)	(112,097)	(70,661)	(42,559)
Other charges	(2,558)	(709)	(955)	(1,003)	(490)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(916,681)	(330,122)	(426,398)	(702,433)	(263,344)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(435,320)	(47,679)	(236,555)	(470,602)	(164,192)

NET ASSETS
Beginning of period	7,154,016	2,610,839	3,444,775	4,449,868	2,325,688
End of period	$6,718,696	$2,563,160	$3,208,220	$3,979,266	$2,161,496

Beginning units	2,769,025	903,877	1,310,827	1,916,565	1,528,138
Units issued	45,518	10,298	10,160	30,979	12,568
Units redeemed	(393,707)	(118,811)	(168,376)	(325,173)	(182,861)
Ending units	2,420,836	795,364	1,152,611	1,622,371	1,357,845

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(9,319)	$(155,060)	$(6,087)	$(138,719)	$(37,517)
Capital gains distributions received	—	—	32,654	—	—
Net realized gain (loss) on shares redeemed	17,496	518,346	14,046	471,896	(2,613)
Net change in unrealized gain (loss) on investments	69,462	(50,413)	5,969	329,261	(141,985)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	77,639	312,873	46,582	662,438	(182,115)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26	51,536	2,278	50,033	31,588
Annuity payments	—	(139,614)	—	(140,153)	(3,606)
Surrenders, withdrawals and death benefits	(24,246)	(988,350)	(19,424)	(869,216)	(221,148)
Net transfers between other subaccounts
or fixed rate option	(21,852)	(149,956)	(12,380)	(180,522)	44,169
Other charges	(74)	(23,738)	(662)	(19,343)	(4,673)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(46,146)	(1,250,122)	(30,188)	(1,159,201)	(153,670)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,493	(937,249)	16,394	(496,763)	(335,785)

NET ASSETS
Beginning of period	672,485	10,544,560	451,482	9,282,709	2,575,957
End of period	$703,978	$9,607,311	$467,876	$8,785,946	$2,240,172

Beginning units	730,835	3,976,807	307,824	3,313,145	1,570,179
Units issued	3,245	67,493	2,649	40,855	87,546
Units redeemed	(52,657)	(536,058)	(22,008)	(433,869)	(178,962)
Ending units	681,423	3,508,242	288,465	2,920,131	1,478,763

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(33,026)	$(373,056)	$(3,340,793)	$(381,015)	$(2,877,004)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(7,335)	1,476,777	3,962,920	1,142,152	2,717,403
Net change in unrealized gain (loss) on investments	(118,873)	1,385,666	2,000,082	4,908,656	6,653,390
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(159,234)	2,489,387	2,622,209	5,669,793	6,493,789

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,676	1,259,887	11,219,470	611,906	10,610,268
Annuity payments	(3,996)	—	(49,222)	—	—
Surrenders, withdrawals and death benefits	(164,428)	(762,563)	(3,800,687)	(601,140)	(4,529,093)
Net transfers between other subaccounts
or fixed rate option	(4,022)	1,812,689	(10,888,338)	(734,532)	(3,221,527)
Other charges	(4,360)	(197,196)	(1,889,584)	(194,746)	(1,568,188)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(157,130)	2,112,817	(5,408,361)	(918,512)	1,291,460

TOTAL INCREASE (DECREASE) IN NET ASSETS	(316,364)	4,602,204	(2,786,152)	4,751,281	7,785,249

NET ASSETS
Beginning of period	2,221,797	21,850,362	201,708,284	20,164,014	173,480,823
End of period	$1,905,433	$26,452,566	$198,922,132	$24,915,295	$181,266,072

Beginning units	1,220,191	1,473,551	15,988,008	1,426,594	13,920,320
Units issued	41,504	506,906	1,713,256	395,178	1,552,621
Units redeemed	(128,962)	(373,093)	(2,082,607)	(447,284)	(1,364,793)
Ending units	1,132,733	1,607,364	15,618,657	1,374,488	14,108,148

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(244,315)	$(453,476)	$(328,084)	$(218,612)	$(210,684)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	766,718	491,402	1,263,627	974,694	708,479
Net change in unrealized gain (loss) on investments	(524,222)	165,656	(274,811)	784,093	(108,578)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,819)	203,582	660,732	1,540,175	389,217

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	362,364	1,385,196	267,314	269,685	320,701
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(328,430)	(906,992)	(415,249)	(546,290)	(464,018)
Net transfers between other subaccounts
or fixed rate option	(1,253,267)	503,166	592,305	(975,365)	257,470
Other charges	(129,837)	(223,899)	(173,989)	(103,766)	(95,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,349,170)	757,471	270,381	(1,335,736)	18,590

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,350,989)	961,053	931,113	184,439	407,807

NET ASSETS
Beginning of period	15,533,403	25,819,728	19,714,825	12,997,424	12,107,097
End of period	$14,182,414	$26,780,781	$20,645,938	$13,181,863	$12,514,904

Beginning units	1,020,592	1,970,933	1,194,383	796,298	737,739
Units issued	107,052	478,413	380,954	136,879	189,603
Units redeemed	(193,565)	(420,291)	(361,748)	(223,775)	(189,265)
Ending units	934,079	2,029,055	1,213,589	709,402	738,077

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(541,638)	$(458,681)	$(606,190)	$(865,382)	$(251,358)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,426,131	1,308,636	209,859	2,011,355	909,083
Net change in unrealized gain (loss) on investments	2,136,102	2,501,287	2,218,242	3,926,314	393,531
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,020,595	3,351,242	1,821,911	5,072,287	1,051,256

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	907,929	1,035,020	1,189,711	590,364	300,555
Annuity payments	—	(11,437)	—	—	—
Surrenders, withdrawals and death benefits	(1,333,075)	(1,312,295)	(1,280,479)	(1,711,670)	(509,027)
Net transfers between other subaccounts
or fixed rate option	288,753	2,282,789	2,696,084	17,413,328	266,933
Other charges	(274,536)	(264,529)	(370,021)	(458,415)	(129,800)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(410,929)	1,729,548	2,235,295	15,833,607	(71,339)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,609,666	5,080,790	4,057,206	20,905,894	979,917

NET ASSETS
Beginning of period	31,746,685	26,788,007	37,729,246	34,849,829	14,885,392
End of period	$34,356,351	$31,868,797	$41,786,452	$55,755,723	$15,865,309

Beginning units	1,871,453	1,822,993	3,207,037	2,198,980	919,617
Units issued	385,040	498,322	680,066	1,675,359	216,064
Units redeemed	(404,696)	(393,604)	(497,115)	(640,564)	(218,167)
Ending units	1,851,797	1,927,711	3,389,988	3,233,775	917,514

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(385,913)	$(452,026)	$(289,793)	$(457,693)	$(221,324)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,128,895	1,310,629	(55,871)	1,191,710	583,641
Net change in unrealized gain (loss) on investments	634,724	2,333,779	42,650	904,915	1,467,891
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,377,706	3,192,382	(303,014)	1,638,932	1,830,208

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	524,148	648,674	1,185,999	879,474	355,836
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(622,215)	(630,240)	(600,623)	(851,843)	(279,815)
Net transfers between other subaccounts
or fixed rate option	(488,923)	2,382,847	(1,019,920)	196,760	6,704,116
Other charges	(218,454)	(235,689)	(136,565)	(263,942)	(112,435)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(805,444)	2,165,592	(571,110)	(39,551)	6,667,702

TOTAL INCREASE (DECREASE) IN NET ASSETS	572,262	5,357,974	(874,124)	1,599,381	8,497,910

NET ASSETS
Beginning of period	23,893,297	24,541,417	18,000,497	27,730,999	10,685,844
End of period	$24,465,559	$29,899,391	$17,126,373	$29,330,380	$19,183,754

Beginning units	1,419,936	1,439,394	1,729,316	1,935,981	652,161
Units issued	273,763	424,419	353,617	370,673	609,310
Units redeemed	(321,118)	(301,060)	(402,022)	(371,380)	(245,721)
Ending units	1,372,581	1,562,753	1,680,911	1,935,274	1,015,750

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(530,679)	$(12,726,900)	$(360,400)	$(404,763)	$(247,632)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	934,958	11,069,461	679,852	514,197	(15,434)
Net change in unrealized gain (loss) on investments	(3,370,690)	34,128,716	117,331	(2,123,233)	111,354
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,966,411)	32,471,277	436,783	(2,013,799)	(151,712)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	626,081	75,317,418	605,667	542,756	808,157
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,045,341)	(18,224,316)	(414,701)	(520,910)	(441,698)
Net transfers between other subaccounts
or fixed rate option	1,425,058	(8,009,870)	1,801,322	1,866,033	(339,664)
Other charges	(276,510)	(7,493,899)	(202,747)	(216,752)	(149,352)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	729,288	41,589,333	1,789,541	1,671,127	(122,557)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,237,123)	74,060,610	2,226,324	(342,672)	(274,269)

NET ASSETS
Beginning of period	32,012,489	752,863,432	21,372,583	24,368,392	16,325,810
End of period	$29,775,366	$826,924,042	$23,598,907	$24,025,720	$16,051,541

Beginning units	2,808,837	55,047,148	1,354,256	1,940,967	1,539,635
Units issued	1,053,868	8,088,186	324,203	491,208	319,012
Units redeemed	(961,182)	(4,367,812)	(213,728)	(356,766)	(323,380)
Ending units	2,901,523	58,767,522	1,464,731	2,075,409	1,535,267

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,719,170)	$(8,979,847)	$(6,771,357)	$(11,275,381)	$(7,947,711)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,558,550	8,270,344	8,887,813	12,339,698	7,214,935
Net change in unrealized gain (loss) on investments	4,028,997	27,772,086	5,280,870	31,171,828	19,712,369
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,868,377	27,062,583	7,397,326	32,236,145	18,979,593

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,752,402	47,131,244	13,343,396	49,284,953	29,925,126
Annuity payments	—	—	(29,351)	(171,559)	(8,892)
Surrenders, withdrawals and death benefits	(2,059,912)	(14,158,361)	(13,190,118)	(22,262,501)	(20,414,879)
Net transfers between other subaccounts
or fixed rate option	17,266,240	25,748,899	(20,221,062)	(11,985,393)	(11,351,672)
Other charges	(986,419)	(4,322,493)	(2,913,708)	(5,694,555)	(4,125,787)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,972,311	54,399,289	(23,010,843)	9,170,945	(5,976,104)

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,840,688	81,461,872	(15,613,517)	41,407,090	13,003,489

NET ASSETS
Beginning of period	78,530,007	491,952,211	391,355,542	670,128,514	473,774,639
End of period	$122,370,695	$573,414,083	$375,742,025	$711,535,604	$486,778,128

Beginning units	6,836,421	35,937,225	32,209,040	50,339,495	38,187,058
Units issued	4,688,624	7,232,653	3,321,054	5,455,484	4,014,342
Units redeemed	(1,235,660)	(3,060,874)	(5,137,879)	(4,369,718)	(4,214,298)
Ending units	10,289,385	40,109,004	30,392,215	51,425,261	37,987,102

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,353,843)	$(5,597,186)	$(9,320,103)	$(957,168)	$(315,276)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,266,720	5,196,985	7,154,400	3,487,534	—
Net change in unrealized gain (loss) on investments	5,068,068	24,233,649	26,828,542	1,113,161	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,980,945	23,833,448	24,662,839	3,643,527	(315,276)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,133,631	34,531,066	62,652,702	1,708,034	3,496,329
Annuity payments	—	(9,302)	(405,801)	—	—
Surrenders, withdrawals and death benefits	(6,943,738)	(6,188,559)	(11,334,860)	(1,498,214)	(34,149,912)
Net transfers between other subaccounts
or fixed rate option	(12,831,795)	14,045,671	(7,276,235)	289,677	30,179,055
Other charges	(3,033,640)	(3,241,793)	(5,433,679)	(477,350)	(111,136)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,324,458	39,137,083	38,202,127	22,147	(585,664)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,305,403	62,970,531	62,864,966	3,665,674	(900,940)

NET ASSETS
Beginning of period	324,399,029	309,203,559	545,108,018	53,672,392	17,661,148
End of period	$332,704,432	$372,174,090	$607,972,984	$57,338,066	$16,760,208

Beginning units	25,294,272	23,646,310	40,149,079	3,039,941	1,860,530
Units issued	3,123,290	5,881,842	6,289,624	766,946	5,503,866
Units redeemed	(2,649,450)	(2,816,631)	(2,862,658)	(753,907)	(5,571,584)
Ending units	25,768,112	26,711,521	43,576,045	3,052,980	1,792,812

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(325,580)	$(3,970,272)	$(151,192)	$(270,495)	$(5,049)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,039,086	1,568,157	167,621	322,337	(26,648)
Net change in unrealized gain (loss) on investments	(299,395)	8,504,979	(803,419)	(1,320,081)	(21,895)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	414,111	6,102,864	(786,990)	(1,268,239)	(53,592)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	532,509	2,078,900	330,154	460,927	1,081
Annuity payments	(4,040)	(245,355)	—	—	—
Surrenders, withdrawals and death benefits	(785,091)	(8,804,420)	(287,425)	(503,907)	(90,889)
Net transfers between other subaccounts
or fixed rate option	(58,359)	(8,168,858)	776,292	1,420,503	118,814
Other charges	(154,570)	(2,001,998)	(78,711)	(166,855)	(1,265)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(469,551)	(17,141,731)	740,310	1,210,688	27,741

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,440)	(11,038,867)	(46,680)	(57,571)	(25,851)

NET ASSETS
Beginning of period	19,844,028	242,502,406	8,991,889	17,591,175	691,509
End of period	$19,788,588	$231,463,539	$8,945,209	$17,533,604	$665,658

Beginning units	1,115,396	21,554,652	729,156	1,395,954	46,761
Units issued	280,214	2,799,623	188,859	328,321	8,863
Units redeemed	(302,542)	(4,265,822)	(129,694)	(231,071)	(7,185)
Ending units	1,093,068	20,088,453	788,321	1,493,204	48,439

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(701,558)	$(937,639)	$(445,245)	$(28,463)	$(141,623)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,162,687	474,291	216,922	(543)	357,106
Net change in unrealized gain (loss) on investments	416,489	3,220,223	334,282	64,656	755,076
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,877,618	2,756,875	105,959	35,650	970,559

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,487	831,709	6	—	603,554
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,831,947)	(1,479,200)	(1,341,648)	(22,369)	(334,138)
Net transfers between other subaccounts
or fixed rate option	11,069,111	6,026,900	(2,220,483)	(727,624)	(423,733)
Other charges	(456,212)	(481,072)	(3,367)	(427)	(73,886)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,782,439	4,898,337	(3,565,492)	(750,420)	(228,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,660,057	7,655,212	(3,459,533)	(714,770)	742,356

NET ASSETS
Beginning of period	45,742,802	50,085,108	21,676,106	1,846,181	8,308,043
End of period	$55,402,859	$57,740,320	$18,216,573	$1,131,411	$9,050,399

Beginning units	3,597,565	4,455,818	1,882,925	158,569	613,744
Units issued	10,366,956	1,629,214	244,259	20,970	174,450
Units redeemed	(9,776,221)	(1,205,117)	(548,884)	(84,127)	(182,083)
Ending units	4,188,300	4,879,915	1,578,300	95,412	606,111

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(484,275)	$(469,153)	$(4,334,782)	$(5,169,886)	$(2,711,059)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	463,733	1,402,329	3,779,469	3,187,450	2,658,885
Net change in unrealized gain (loss) on investments	(1,798,171)	579,970	11,646,313	13,082,335	7,804,797
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,818,713)	1,513,146	11,091,000	11,099,899	7,752,623

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	255,454	1,152,752	24,420,439	35,101,193	17,036,443
Annuity payments	—	—	—	—	(30,359)
Surrenders, withdrawals and death benefits	(877,426)	(1,178,412)	(4,884,827)	(6,183,508)	(3,062,947)
Net transfers between other subaccounts
or fixed rate option	744,086	809,625	(4,852,582)	(5,357,775)	(4,158,988)
Other charges	(280,174)	(246,657)	(2,619,510)	(3,211,376)	(1,630,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(158,060)	537,308	12,063,520	20,348,534	8,154,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,976,773)	2,050,454	23,154,520	31,448,433	15,906,682

NET ASSETS
Beginning of period	28,799,844	28,051,971	258,398,168	310,506,497	161,360,620
End of period	$26,823,071	$30,102,425	$281,552,688	$341,954,930	$177,267,302

Beginning units	2,763,267	1,579,151	18,973,941	25,217,742	12,110,019
Units issued	1,116,614	359,959	2,647,275	3,740,416	1,898,969
Units redeemed	(1,137,514)	(319,728)	(1,553,885)	(1,854,138)	(1,138,971)
Ending units	2,742,367	1,619,382	20,067,331	27,104,020	12,870,017

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(2,916,652)	$(3,446,040)	$(4,766)	$(1,243)	$(4,371)
Capital gains distributions received	—	—	333	—	—
Net realized gain (loss) on shares redeemed	2,410,558	2,835,071	67,925	38,956	47,262
Net change in unrealized gain (loss) on investments	4,699,343	8,775,830	(33,409)	(26,069)	(8,716)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,193,249	8,164,861	30,083	11,644	34,175

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,382,518	33,046,650	1,000	999	9
Annuity payments	—	(9,422)	—	—	—
Surrenders, withdrawals and death benefits	(4,239,459)	(3,259,713)	(16,888)	(16,494)	(21,634)
Net transfers between other subaccounts
or fixed rate option	(7,109,933)	1,891,027	(121,258)	(81,917)	(96,319)
Other charges	(1,751,114)	(2,016,131)	(2,482)	(1,293)	(2,778)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,282,012	29,652,411	(139,628)	(98,705)	(120,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,475,261	37,817,272	(109,545)	(87,061)	(86,547)

NET ASSETS
Beginning of period	174,100,353	188,037,914	388,263	220,790	409,244
End of period	$190,575,614	$225,855,186	$278,718	$133,729	$322,697

Beginning units	14,492,570	13,957,675	20,737	14,254	46,130
Units issued	2,884,840	3,927,617	2,082	2,233	1,199
Units redeemed	(1,662,166)	(1,507,359)	(9,383)	(8,537)	(14,637)
Ending units	15,715,244	16,377,933	13,436	7,950	32,692

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,062)	$(4,299)	$(901)	$(508)	$32
Capital gains distributions received	—	—	5,614	—	—
Net realized gain (loss) on shares redeemed	60,750	52,926	12,667	11,361	6,104
Net change in unrealized gain (loss) on investments	15,416	(33,290)	(17,299)	(7,827)	25,347
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,104	15,337	81	3,026	31,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	16,528	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(26,803)	(61,391)	(12,221)	(8,320)	(4,758)
Net transfers between other subaccounts
or fixed rate option	(93,469)	74,931	(52,132)	(18,348)	(14,990)
Other charges	(2,843)	(1,596)	(475)	(304)	(1,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(123,115)	11,944	(48,300)	(26,972)	(20,970)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,011)	27,281	(48,219)	(23,946)	10,513

NET ASSETS
Beginning of period	399,481	255,247	89,900	53,848	144,154
End of period	$347,470	$282,528	$41,681	$29,902	$154,667

Beginning units	23,220	18,665	6,011	3,842	14,357
Units issued	2,809	12,278	3,114	31	982
Units redeemed	(9,462)	(10,806)	(6,455)	(1,908)	(2,839)
Ending units	16,567	20,137	2,670	1,965	12,500

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,147)	$(224)	$3,706	$250	$(619)
Capital gains distributions received	12,406	619	—	—	—
Net realized gain (loss) on shares redeemed	1,318	1,210	10,150	20,066	6,240
Net change in unrealized gain (loss) on investments	(12,779)	(405)	(14,501)	8,422	(1,975)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(202)	1,200	(645)	28,738	3,646

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,168)	(885)	(15,974)	(16,003)	(13,805)
Net transfers between other subaccounts
or fixed rate option	(29,679)	(333)	(54,730)	(80,541)	65,357
Other charges	(621)	(123)	(1,050)	(1,182)	(356)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,468)	(1,341)	(71,754)	(97,726)	51,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,670)	(141)	(72,399)	(68,988)	54,842

NET ASSETS
Beginning of period	86,523	15,436	174,197	183,633	48,108
End of period	$54,853	$15,295	$101,798	$114,645	$102,950

Beginning units	5,388	1,026	15,616	17,553	3,468
Units issued	439	2,974	4,245	2,703	5,545
Units redeemed	(2,434)	(3,025)	(10,650)	(11,444)	(2,366)
Ending units	3,393	975	9,211	8,812	6,647

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(417)	$(83,316)	$(168,238)	$(247,807)	$(266,442)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,811	61,915	358,341	806,360	171,195
Net change in unrealized gain (loss) on investments	(9,461)	179,486	643,128	628,344	20,683
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,933	158,085	833,231	1,186,897	(74,564)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	152,181	773,162	1,396
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(11,165)	(371,994)	(169,613)	(199,806)	(499,330)
Net transfers between other subaccounts
or fixed rate option	(25,583)	(806,795)	428,334	1,027,040	(1,620,334)
Other charges	(419)	(496)	(92,317)	(135,132)	(3,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,167)	(1,179,285)	318,585	1,465,264	(2,121,593)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,234)	(1,021,200)	1,151,816	2,652,161	(2,196,157)

NET ASSETS
Beginning of period	73,442	4,466,866	9,817,337	14,244,657	13,346,346
End of period	$40,208	$3,445,666	$10,969,153	$16,896,818	$11,150,189

Beginning units	6,313	380,207	694,120	878,717	1,176,979
Units issued	55	188,733	143,831	324,152	417,100
Units redeemed	(3,193)	(286,513)	(121,254)	(230,429)	(603,241)
Ending units	3,175	282,427	716,697	972,440	990,838

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(250,609)	$627	$(5,435)	$(687)	$(238,109)
Capital gains distributions received	—	1,155	61,110	—	—
Net realized gain (loss) on shares redeemed	213,059	540	2,236	2,074	104,393
Net change in unrealized gain (loss) on investments	561,324	(5,861)	(50,565)	600	1,074,534
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	523,774	(3,539)	7,346	1,987	940,818

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	4,302
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(666,013)	(8,318)	—	(4,773)	(1,118,429)
Net transfers between other subaccounts
or fixed rate option	4,802,940	1,065	(802)	—	(2,766,124)
Other charges	(3,296)	(29)	—	(198)	(3,420)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,133,631	(7,282)	(802)	(4,971)	(3,883,671)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,657,405	(10,821)	6,544	(2,984)	(2,942,853)

NET ASSETS
Beginning of period	8,756,222	52,413	317,617	65,337	12,611,489
End of period	$13,413,627	$41,592	$324,161	$62,353	$9,668,636

Beginning units	732,246	3,230	106,550	4,760	1,150,052
Units issued	904,083	67	272	—	253,515
Units redeemed	(570,764)	(542)	(531)	(347)	(588,250)
Ending units	1,065,565	2,755	106,291	4,413	815,317

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(38,811)	$(1,994,234)	$(2,446)	$(128,765)	$(93,820)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,269	1,645,536	5,379	51,306	73,639
Net change in unrealized gain (loss) on investments	159,423	4,198,572	12,031	460,266	213,948
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	136,881	3,849,874	14,964	382,807	193,767

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,272,481	15,020,464	—	972,764	106,608
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(23,059)	(4,389,909)	(9,330)	(307,275)	(154,830)
Net transfers between other subaccounts
or fixed rate option	700,951	(1,575,746)	(1,390)	2,250,165	(828,229)
Other charges	(1,194)	(1,060,011)	(42)	(91,794)	(50,472)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,949,179	7,994,798	(10,762)	2,823,860	(926,923)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,086,060	11,844,672	4,202	3,206,667	(733,156)

NET ASSETS
Beginning of period	425,252	117,339,292	175,154	7,694,095	5,831,901
End of period	$5,511,312	$129,183,964	$179,356	$10,900,762	$5,098,745

Beginning units	35,927	10,679,775	11,158	751,047	588,050
Units issued	479,419	1,777,498	—	441,649	160,228
Units redeemed	(44,720)	(1,045,999)	(662)	(172,875)	(251,048)
Ending units	470,626	11,411,274	10,496	1,019,821	497,230

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(506,229)	$(4,645,370)	$(724,089)	$(1,942)	$(26,531)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	833,343	4,101,636	752,924	(497)	53,992
Net change in unrealized gain (loss) on investments	2,263,054	4,829,715	1,462,200	(2,659)	115,503
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,590,168	4,285,981	1,491,035	(5,098)	142,964

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,879,340	9,596,453	124,152	113,351
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,679,543)	(6,075,907)	(1,226,221)	(27,493)	(41,561)
Net transfers between other subaccounts
or fixed rate option	(19,945,049)	(3,121,039)	1,100,264	30,910	263,339
Other charges	(6,115)	(2,646,740)	(443,824)	(111)	(13,808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,630,707)	(8,964,346)	9,026,672	127,458	321,321

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,040,539)	(4,678,365)	10,517,707	122,360	464,285

NET ASSETS
Beginning of period	34,013,364	280,960,445	39,475,781	111,451	1,362,331
End of period	$14,972,825	$276,282,080	$49,993,488	$233,811	$1,826,616

Beginning units	3,733,052	21,361,537	3,287,594	11,864	101,261
Units issued	374,315	848,888	1,230,951	17,171	62,507
Units redeemed	(2,614,568)	(1,516,122)	(468,705)	(4,225)	(37,751)
Ending units	1,492,799	20,694,303	4,049,840	24,810	126,017

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(149,320)	$(1,408)	$(53,959)	$(470)	$(4,316,992)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	230,527	130	34,260	(1,862)	15,388
Net change in unrealized gain (loss) on investments	869,375	(6,447)	409,081	(10,908)	20,119,763
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	950,582	(7,725)	389,382	(13,240)	15,818,159

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	63	75,834	538,104	115,180	247,836,419
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(680,790)	(4,340)	(28,746)	(277)	(6,912,616)
Net transfers between other subaccounts
or fixed rate option	156,598	33,581	2,567,829	32,649	—
Other charges	(3,098)	(56)	(19,600)	(135)	(23,301)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(527,227)	105,019	3,057,587	147,417	240,900,502

TOTAL INCREASE (DECREASE) IN NET ASSETS	423,355	97,294	3,446,969	134,177	256,718,661

NET ASSETS
Beginning of period	9,045,040	52,724	1,894,900	13,293	97,295,105
End of period	$9,468,395	$150,018	$5,341,869	$147,470	$354,013,766

Beginning units	1,035,240	5,217	162,540	1,383	10,227,971
Units issued	781,487	11,646	289,039	16,771	25,443,688
Units redeemed	(851,063)	(1,367)	(40,605)	(2,468)	(1,547,566)
Ending units	965,664	15,496	410,974	15,686	34,124,093

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(202,628)	$(634,374)	$(258,440)	$(3,354)	$(406)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	55,943	176,721	172,383	33,045	738
Net change in unrealized gain (loss) on investments	325,129	231,544	500,699	7,396	4,453
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	178,444	(226,109)	414,642	37,087	4,785

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,365,718	25,697,911	11,263,105	84,621	59,863
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(304,231)	(626,447)	(230,370)	—	(175)
Net transfers between other subaccounts
or fixed rate option	960,144	6,852,215	976,560	(522,442)	101,925
Other charges	(122,395)	(402,097)	(142,685)	(214)	(30)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,899,236	31,521,582	11,866,610	(438,035)	161,583

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,077,680	31,295,473	12,281,252	(400,948)	166,368

NET ASSETS
Beginning of period	7,677,158	21,750,058	7,549,798	857,289	3,472
End of period	$16,754,838	$53,045,531	$19,831,050	$456,341	$169,840

Beginning units	731,026	2,010,639	779,127	73,551	297
Units issued	959,163	3,379,784	2,242,177	59,494	14,455
Units redeemed	(125,313)	(534,723)	(1,041,077)	(97,939)	(1,637)
Ending units	1,564,876	4,855,700	1,980,227	35,106	13,115

The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/2/2014*	2/10/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(15,830)	$(119,309)	$(1,607)	$(2,332)	$(2,160)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,163	237	(160)	136	212
Net change in unrealized gain (loss) on investments	112,826	428,738	490	19,773	22,962
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	107,159	309,666	(1,277)	17,577	21,014

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	17,631,838	816,653	1,637,358	1,087,330
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(12,375)	(181,472)	(671)	(3,800)	(2,729)
Net transfers between other subaccounts
or fixed rate option	3,150,883	355,376	23,440	(1,390)	(3,744)
Other charges	(20)	(71,048)	(912)	(1,013)	(1,284)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,138,488	17,734,694	838,510	1,631,155	1,079,573

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,245,647	18,044,360	837,233	1,648,732	1,100,587

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$3,245,647	$18,044,360	$837,233	$1,648,732	$1,100,587

Beginning units	—	—	—	—	—
Units issued	342,136	1,804,274	82,554	160,044	105,699
Units redeemed	(54,575)	(89,036)	(832)	(829)	(1,329)
Ending units	287,561	1,715,238	81,722	159,215	104,370

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,902)	$(728)	$(324)	$(2,928)	$(62)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(370)	(245)	648	(189)	(45)
Net change in unrealized gain (loss) on investments	(9,478)	(7,541)	(1,253)	(8,420)	(3,065)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,750)	(8,514)	(929)	(11,537)	(3,172)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,008,153	431,044	318,272	1,243,529	43,906
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,895)	(290)	(171)	(1,598)	—
Net transfers between other subaccounts
or fixed rate option	1,312	8,506	(42,728)	1,365	(918)
Other charges	(998)	(408)	(111)	(1,917)	(9)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,006,572	438,852	275,262	1,241,379	42,979

TOTAL INCREASE (DECREASE) IN NET ASSETS	994,822	430,338	274,333	1,229,842	39,807

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$994,822	$430,338	$274,333	$1,229,842	$39,807

Beginning units	—	—	—	—	—
Units issued	100,829	46,020	30,765	129,751	4,405
Units redeemed	(1,000)	(1,615)	(4,107)	(7,040)	(304)
Ending units	99,829	44,405	26,658	122,711	4,101

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
	4/28/2014*	4/28/2014*	11/24/2014*
	to	to	to
	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(107)	$(140)	$(13)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(555)	(15)	—
Net change in unrealized gain (loss) on investments	(1,402)	(1,358)	(147)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,064)	(1,513)	(160)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	60,780	92,605	48,957
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	—	—	—
Net transfers between other subaccounts
or fixed rate option	9,378	(19)	—
Other charges	(52)	(55)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	70,106	92,531	48,957

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,042	91,018	48,797

NET ASSETS
Beginning of period	—	—	—
End of period	$68,042	$91,018	$48,797

Beginning units	—	—	—
Units issued	7,478	9,614	4,907
Units redeemed	(941)	(259)	—
Ending units	6,537	9,355	4,907

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A87

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2015

Note 1:	General

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of New Jersey on May 20, 1996 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Strategic Partners Variable Annuity One	Prudential Premier B, L, X Series
Strategic Partners Variable Annuity One 3	Prudential Premier Bb Series
Strategic Partners Select	Prudential Premier Retirement X, B, L, C Series
Strategic Partners Advisor	Prudential Premier Advisor
Strategic Partners Plus	Prudential Premier Retirement Variable Annuity
Strategic Partners FlexElite	Prudential Defined Income Annuity
Discovery Select and Discovery Choice Variable Annuity Contracts	Prudential Premier Investment Variable Annuity B, C Series

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Money Market Portfolio	MFS Growth Series (Initial Class)	AST Goldman Sachs Large-Cap Value
Prudential Diversified Bond Portfolio	American Century VP Value Fund (Class I)	Portfolio
Prudential Equity Portfolio (Class I)	Franklin Small-Mid Cap Growth VIP	AST Schroders Multi-Asset World
Prudential Value Portfolio (Class I)	Fund (Class 2)	Strategies Portfolio**
Prudential High Yield Bond Portfolio	Prudential Jennison 20/20 Focus	AST Cohen & Steers Realty Portfolio
Prudential Stock Index Portfolio	Portfolio (Class I)	AST J.P. Morgan Strategic Opportunities
Prudential Global Portfolio	Davis Value Portfolio	Portfolio
Prudential Jennison Portfolio (Class I)	AB VPS Large Cap Growth Portfolio	AST Herndon Large-Cap Value Portfolio
Prudential Small Capitalization Stock	(Class B) (formerly AllianceBernstein	AST High Yield Portfolio
Portfolio	VPS Large Cap Growth Portfolio	AST Small-Cap Growth Opportunities
T. Rowe Price International Stock	(Class B))	Portfolio
Portfolio	Prudential SP Small Cap Value Portfolio (Class I)	AST Mid-Cap Value Portfolio
T. Rowe Price Equity Income Portfolio	Janus Aspen Janus Portfolio	AST Small-Cap Value Portfolio
(Investor Class)	(Service Shares)	AST Goldman Sachs Mid-Cap Growth
Invesco V.I. Core Equity Fund (Series I)	Prudential SP Prudential U.S. Emerging	Portfolio
Janus Aspen Janus Portfolio	Growth Portfolio (Class I)	AST Large-Cap Value Portfolio
(Institutional Shares)	Prudential SP International Growth	AST Lord Abbett Core Fixed Income
Janus Aspen Overseas Portfolio	Portfolio (Class I)	Portfolio
(Institutional Shares)	Prudential SP International Value	AST Loomis Sayles Large-Cap Growth
MFS Research Series (Initial Class)	Portfolio**	Portfolio

A88

Note 1:	General (Continued)

AST MFS Growth Portfolio	ProFund VP Consumer Services	AST BlackRock iShares ETF Portfolio
AST Neuberger Berman Mid-Cap	ProFund VP Consumer Goods Portfolio	AST Franklin Templeton Founding
Growth Portfolio**	ProFund VP Financials	Funds Plus Portfolio**
AST Neuberger Berman / LSV Mid-Cap	ProFund VP Health Care	AST Defensive Asset Allocation Portfolio
Value Portfolio	ProFund VP Industrials	AST AQR Large-Cap Portfolio
AST BlackRock Low Duration Bond	ProFund VP Mid-Cap Growth	AST QMA Large-Cap Portfolio
Portfolio (formerly AST PIMCO	ProFund VP Mid-Cap Value	AST Bond Portfolio 2025
Limited Bond Portfolio)	ProFund VP Real Estate	AST T. Rowe Price Growth
AST T. Rowe Price Equity Income	ProFund VP Small-Cap Growth	Opportunities Portfolio
Portfolio**	ProFund VP Small-Cap Value	AST Goldman Sachs Global Growth
AST QMA US Equity Alpha Portfolio	ProFund VP Telecommunications	Allocation Portfolio
AST T. Rowe Price Natural Resources	ProFund VP Utilities	AST T. Rowe Price Diversified Real
Portfolio	ProFund VP Large-Cap Growth	Growth Portfolio
AST T. Rowe Price Asset Allocation	ProFund VP Large-Cap Value	AST Prudential Flexible Multi-Strategy
Portfolio	AST Bond Portfolio 2020	Portfolio
AST MFS Global Equity Portfolio	AST Boston Partners Large-Cap Value	AST BlackRock Multi-Asset Income
AST J.P. Morgan International Equity	Portfolio	Portfolio
Portfolio	AST Jennison Large-Cap Growth	AST Franklin Templeton K2 Global
AST Templeton Global Bond Portfolio	Portfolio	Absolute Return Portfolio
AST Wellington Management Hedged	AST Bond Portfolio 2017	AST Managed Equity Portfolio
Equity Portfolio	AST Bond Portfolio 2021	AST Managed Fixed-Income Portfolio
AST Capital Growth Asset Allocation	Wells Fargo VT International Equity	AST FQ Absolute Return Currency
Portfolio	Portfolio (Class 1) (formerly Wells	Portfolio
AST Academic Strategies Asset	Fargo Advantage VT International	AST Jennison Global Infrastructure
Allocation Portfolio	Equity Fund (Class 1))	Portfolio
AST Balanced Asset Allocation Portfolio	Wells Fargo VT Omega Growth	AST Goldman Sachs Strategic Income
AST Preservation Asset Allocation	Portfolio (Class 1) (formerly Wells	Portfolio
Portfolio	Fargo Advantage VT Omega Growth	AST Legg Mason Diversified Growth
AST FI Pyramis Quantitative Portfolio	Fund (Class 1))	Portfolio
AST Prudential Growth Allocation	Wells Fargo VT Small Cap	AST Bond Portfolio 2026
Portfolio	Value Portfolio (Class 1) (formerly	AST AB Global Bond Portfolio
AST Advanced Strategies Portfolio	Wells Fargo Advantage VT Small Cap	AST Goldman Sachs Global Income
AST T. Rowe Price Large-Cap Growth	Value Fund (Class 1))	Portfolio
Portfolio	AST Bond Portfolio 2022	AST Morgan Stanley Multi-Asset
AST Money Market Portfolio	AST Quantitative Modeling Portfolio	Portfolio
AST Small-Cap Growth Portfolio	AST BlackRock Global Strategies	AST Wellington Management Global
AST BlackRock/Loomis Sayles Bond	Portfolio	Bond Portfolio
Portfolio (formerly AST PIMCO Total	Wells Fargo VT Opportunity Portfolio	AST Neuberger Berman Long/Short
Return Bond Portfolio)	(Class 1) (formerly Wells Fargo	Portfolio
AST International Value Portfolio	Advantage VT Opportunity Fund	AST Wellington Management Real Total
AST International Growth Portfolio	(Class 1))	Return Portfolio
NVIT Developing Markets Fund (Class II)	AST Prudential Core Bond Portfolio	AST QMA International Core Equity
AST Investment Grade Bond Portfolio	AST Neuberger Berman Core Bond	Portfolio
AST Western Asset Core Plus Bond	Portfolio**	AST Managed Alternatives Portfolio
Portfolio	AST Bond Portfolio 2023	AST Emerging Managers Diversified
AST Bond Portfolio 2018	AST Franklin Templeton Founding	Portfolio
AST Bond Portfolio 2019	Funds Allocation Portfolio**	AST Columbia Adaptive Risk Allocation
AST Global Real Estate Portfolio	AST New Discovery Asset Allocation	Portfolio
AST Parametric Emerging Markets	Portfolio	AST IVY Asset Strategy Portfolio
Equity Portfolio	AST Western Asset Emerging Markets	Blackrock Global Allocation V.I. Fund
AST Goldman Sachs Small-Cap Value	Debt Portfolio	(Class 3)
Portfolio	AST MFS Large-Cap Value Portfolio	JP Morgan Insurance Trust Income
AST Schroders Global Tactical Portfolio	AST Bond Portfolio 2024	Builder Portfolio (Class 2)
AST RCM World Trends Portfolio	AST AQR Emerging Markets Equity	AST Bond Portfolio 2016*
AST J.P. Morgan Global Thematic	Portfolio	Wells Fargo VT Small Cap Growth
Portfolio	AST ClearBridge Dividend Growth	Portfolio (Class 1) (formerly Wells
AST Goldman Sachs Multi-Asset	Portfolio	Fargo Advantage VT Small Cap
Portfolio	AST QMA Emerging Markets Equity	Fund (Class 1))*
AST FI Pyramis Asset Allocation	Portfolio
Portfolio**	AST Multi-Sector Fixed Income Portfolio
_________

*	Subaccount available for investment, but had no assets as of December 31, 2015, and had no activity during 2015.

A89

Note 1:	General (Continued)

**	Subaccount was no longer available for investment at December 31, 2015.

The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the period ended December 31, 2015 as net transfers between subaccounts. The transfers occurred as follows:

April 24, 2015	Removed Portfolio	Surviving Portfolio
	Prudential SP International Value Portfolio	AST International Value Portfolio

Shares	238,952	104,666
Net asset value per share	$8.27	$18.88
Net assets before merger	$1,976,089	$10,403,031
Net assets after merger	$—	$12,379,120

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Core Bond Portfolio	AST Lord Abbett Core Fixed Income Portfolio

Shares	481,432	436,482
Net asset value per share	$10.93	$12.06
Net assets before merger	$5,263,974	$41,271,911
Net assets after merger	$—	$46,535,885

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

Shares	705,459	3,460,961
Net asset value per share	$36.30	$7.40
Net assets before merger	$25,611,110	$30,927,431
Net assets after merger	$—	$56,538,541

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST T. Rowe Price Equity Income Portfolio	AST Goldman Sachs Large-Cap Value Portfolio

Shares	2,199,526	1,062,418
Net asset value per share	$12.44	$25.75
Net assets before merger	$27,357,268	$25,162,850
Net assets after merger	$—	$52,520,118

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST FI Pyramis Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio

Shares	17,324,774	9,788,898
Net asset value per share	$13.45	$23.81
Net assets before merger	$233,073,651	$822,341,251
Net assets after merger	$—	$1,055,414,902

A90

Note 1:	General (Continued)

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST Prudential Growth Allocation Portfolio

Shares	18,153,128	18,738,923
Net asset value per share	$13.55	$13.13
Net assets before merger	$246,042,056	$375,675,228
Net assets after merger	$—	$621,717,284

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Plus Portfolio	AST RCM World Trends Portfolio

Shares	5,029,225	4,484,482
Net asset value per share	$10.85	$12.17
Net assets before merger	$54,576,146	$337,657,537
Net assets after merger	$—	$392,233,683

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Schroders Multi-Asset World Strategies Portfolio	AST Schroders Global Tactical Portfolio

Shares	11,118,035	12,019,906
Net asset value per share	$16.05	$14.85
Net assets before merger	$178,495,597	$281,001,819
Net assets after merger	$—	$459,497,416

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are

A91

Note 2:	Significant Accounting Policies (Continued)

reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value

Fair Value Measurements—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2015 were as shown below. For portfolios involved in mergers, purchases and sales amounts include net assets transferred in the merger.

	Purchases	Sales
Prudential Money Market Portfolio	$3,069,758	$5,320,290
Prudential Diversified Bond Portfolio	81,151	3,423,327
Prudential Equity Portfolio (Class I)	285,902	3,138,598
Prudential Value Portfolio (Class I)	381,535	4,010,682
Prudential High Yield Bond Portfolio	420,481	3,003,682
Prudential Stock Index Portfolio	1,341,309	5,139,434
Prudential Global Portfolio	125,716	672,879
Prudential Jennison Portfolio (Class I)	614,239	3,882,469

A92

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Small Capitalization Stock Portfolio	$14,845	$615,297
T. Rowe Price International Stock Portfolio	15,105	152,957
T. Rowe Price Equity Income Portfolio (Investor Class)	39,954	677,773
Invesco V.I. Core Equity Fund (Series I)	18,646	1,292,144
Janus Aspen Janus Portfolio (Institutional Shares)	141,144	902,917
Janus Aspen Overseas Portfolio (Institutional Shares)	137,519	879,561
MFS Research Series (Initial Class)	31,352	228,930
MFS Growth Series (Initial Class)	14,196	1,037,953
American Century VP Value Fund (Class I)	10,682	339,428
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	8,975	379,774
Prudential Jennison 20/20 Focus Portfolio (Class I)	24,930	564,900
Davis Value Portfolio	18,177	240,007
AB VPS Large Cap Growth Portfolio (Class B)	38,480	37,632
Prudential SP Small Cap Value Portfolio (Class I)	133,151	1,290,602
Janus Aspen Janus Portfolio (Service Shares)	59,576	83,443
Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	128,745	1,237,037
Prudential SP International Growth Portfolio (Class I)	110,269	372,898
Prudential SP International Value Portfolio	26,021	2,129,983
AST Goldman Sachs Large-Cap Value Portfolio	33,216,057	9,888,418
AST Schroders Multi-Asset World Strategies Portfolio	12,067,259	208,067,862
AST Cohen & Steers Realty Portfolio	9,900,860	10,717,573
AST J.P. Morgan Strategic Opportunities Portfolio	10,907,151	21,090,316
AST Herndon Large-Cap Value Portfolio	1,648,897	2,807,428
AST High Yield Portfolio	5,043,580	6,785,088
AST Small-Cap Growth Opportunities Portfolio	3,597,462	8,523,592
AST Mid-Cap Value Portfolio	3,056,273	5,625,114
AST Small-Cap Value Portfolio	4,822,175	5,222,394
AST Goldman Sachs Mid-Cap Growth Portfolio	34,191,729	10,101,993
AST Large-Cap Value Portfolio	4,337,671	8,295,576
AST Lord Abbett Core Fixed Income Portfolio	15,979,331	12,032,246
AST Loomis Sayles Large-Cap Growth Portfolio	4,575,524	16,439,779
AST MFS Growth Portfolio	2,652,246	6,210,855
AST Neuberger Berman Mid-Cap Growth Portfolio	6,302,084	31,619,776
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	5,586,062	8,005,927
AST BlackRock Low Duration Bond Portfolio	4,373,799	4,998,126
AST T. Rowe Price Equity Income Portfolio	4,656,496	32,199,812
AST QMA US Equity Alpha Portfolio	5,477,941	7,427,676
AST T. Rowe Price Natural Resources Portfolio	11,042,501	12,374,078
AST T. Rowe Price Asset Allocation Portfolio	288,600,779	72,688,583
AST MFS Global Equity Portfolio	9,426,339	6,201,629
AST J.P. Morgan International Equity Portfolio	5,579,688	7,300,277
AST Templeton Global Bond Portfolio	3,587,238	4,667,270
AST Wellington Management Hedged Equity Portfolio	18,587,901	17,790,046
AST Capital Growth Asset Allocation Portfolio	62,837,882	56,858,346
AST Academic Strategies Asset Allocation Portfolio	29,760,709	84,038,911

A93

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Balanced Asset Allocation Portfolio	$44,172,234	$65,094,687
AST Preservation Asset Allocation Portfolio	23,185,634	52,361,046
AST FI Pyramis Quantitative Portfolio	44,334,395	33,951,633
AST Prudential Growth Allocation Portfolio	302,592,722	58,356,110
AST Advanced Strategies Portfolio	38,729,569	54,537,890
AST T. Rowe Price Large-Cap Growth Portfolio	17,845,306	14,863,351
AST Money Market Portfolio	36,843,716	37,245,851
AST Small-Cap Growth Portfolio	7,301,311	5,546,792
AST BlackRock/Loomis Sayles Bond Portfolio	23,212,898	54,962,433
AST International Value Portfolio	5,768,642	3,945,487
AST International Growth Portfolio	5,691,509	6,838,781
NVIT Developing Markets Fund (Class II)	160,829	120,585
AST Investment Grade Bond Portfolio	379,099,853	216,332,037
AST Western Asset Core Plus Bond Portfolio	19,247,807	16,538,541
AST Bond Portfolio 2018	3,734,041	6,297,308
AST Bond Portfolio 2019	424,039	263,944
AST Global Real Estate Portfolio	2,234,951	2,922,521
AST Parametric Emerging Markets Equity Portfolio	8,719,266	10,729,862
AST Goldman Sachs Small-Cap Value Portfolio	8,178,253	10,302,313
AST Schroders Global Tactical Portfolio	212,276,212	40,225,804
AST RCM World Trends Portfolio	83,001,283	35,925,969
AST J.P. Morgan Global Thematic Portfolio	18,483,387	21,493,866
AST Goldman Sachs Multi-Asset Portfolio	15,953,381	29,217,337
AST FI Pyramis Asset Allocation Portfolio	30,252,344	258,096,023
ProFund VP Consumer Services	15,230	70,136
ProFund VP Consumer Goods Portfolio	922	26,987
ProFund VP Financials	136,731	126,536
ProFund VP Health Care	268,295	263,238
ProFund VP Industrials	10,171	52,069
ProFund VP Mid-Cap Growth	60,625	10,172
ProFund VP Mid-Cap Value	889	11,795
ProFund VP Real Estate	26,226	59,777
ProFund VP Small-Cap Growth	61,707	19,381
ProFund VP Small-Cap Value	69,969	10,689
ProFund VP Telecommunications	4,559	29,391
ProFund VP Utilities	100,385	128,215
ProFund VP Large-Cap Growth	232,364	70,836
ProFund VP Large-Cap Value	109,385	4,850
AST Bond Portfolio 2020	2,656,727	1,725,325
AST Boston Partners Large-Cap Value Portfolio	1,427,361	3,022,899
AST Jennison Large-Cap Growth Portfolio	7,313,404	5,854,829
AST Bond Portfolio 2017	4,703,193	2,986,176
AST Bond Portfolio 2021	8,709,720	7,733,872
Wells Fargo VT International Equity Portfolio (Class 1)	514	4,659
Wells Fargo VT Omega Growth Portfolio (Class 1)	324	6,140

A94

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Wells Fargo VT Small Cap Value Portfolio (Class 1)	$—	$5,960
AST Bond Portfolio 2022	7,862,533	6,865,019
AST Quantitative Modeling Portfolio	16,939,729	4,516,540
AST BlackRock Global Strategies Portfolio	18,414,073	13,769,347
Wells Fargo VT Opportunity Fund (Class 1)	988	12,705
AST Prudential Core Bond Portfolio	7,560,592	4,293,324
AST Neuberger Berman Core Bond Portfolio	1,768,434	6,921,491
AST Bond Portfolio 2023	87,384	14,247,054
AST Franklin Templeton Founding Funds Allocation Portfolio	13,354,155	281,365,567
AST New Discovery Asset Allocation Portfolio	11,311,270	7,894,040
AST Western Asset Emerging Markets Debt Portfolio	276,326	174,226
AST MFS Large-Cap Value Portfolio	7,291,876	990,977
AST Bond Portfolio 2024	612,504	9,504,606
AST AQR Emerging Markets Equity Portfolio	289,840	150,362
AST ClearBridge Dividend Growth Portfolio	2,422,271	2,158,031
AST QMA Emerging Markets Equity Portfolio	693,657	402,247
AST Multi-Sector Fixed Income Portfolio	263,665,705	4,718,287
AST BlackRock iShares ETF Portfolio	8,178,918	2,746,695
AST Franklin Templeton Founding Funds Plus Portfolio	17,951,607	68,761,710
AST Defensive Asset Allocation Portfolio	13,843,913	9,701,316
AST AQR Large-Cap Portfolio	942,923	1,087,543
AST QMA Large-Cap Portfolio	241,016	103,941
AST Bond Portfolio 2025	46,267,269	18,772,192
AST T. Rowe Price Growth Opportunities Portfolio	21,978,714	1,314,606
AST Goldman Sachs Global Growth Allocation Portfolio	4,185,608	2,145,061
AST T. Rowe Price Diversified Real Growth Portfolio	4,159,535	1,360,482
AST Prudential Flexible Multi-Strategy Portfolio	6,726,187	2,091,805
AST BlackRock Multi-Asset Income Portfolio	6,137,525	2,222,235
AST Franklin Templeton K2 Global Absolute Return Portfolio	2,114,013	772,346
AST Managed Equity Portfolio	1,857,837	706,441
AST Managed Fixed Income Portfolio	3,527,645	2,116,686
AST FQ Absolute Return Currency Portfolio	178,158	60,600
AST Jennison Global Infrastructure Portfolio	842,428	327,947
AST Goldman Sachs Strategic Income Portfolio	168,444	71,491
AST Legg Mason Diversified Growth Portfolio	7,960,491	161,171
AST Bond Portfolio 2026	5,886,867	2,202,293
AST AB Global Bond Portfolio	300,134	1,497
AST Goldman Sachs Global Income Portfolio	40,726	981
AST Morgan Stanley Multi-Asset Portfolio	25,823	11
AST Wellington Management Global Bond Portfolio	215,582	21,025
AST Neuberger Berman Long/Short Portfolio	168,677	9,858
AST Wellington Management Real Total Return Portfolio	70,590	3,603
AST QMA International Core Equity Portfolio	118,258	62,938
AST Managed Alternatives Portfolio	559,043	760
AST Emerging Managers Diversified Portfolio	120,082	3,767
AST Columbia Adaptive Risk Allocation Portfolio	390,001	1,125
AST IVY Asset Strategy Portfolio	457,882	985

A95

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Blackrock Global Allocation V.I. Fund (Class 3)	$1,434,187	$1,759
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	538,796	1,659

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc. (renamed PGIM, Inc. beginning January 4, 2016), Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey

A96

Note 7:	Financial Highlights (Continued)

and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2015	7,672	$0.93884	to	$9.82644	$9,166	0.00%	(2)	1.00%	to	1.80%	-1.85%	to	-0.99%
December 31, 2014	9,430	$0.95653	to	$9.92485	$11,417	0.00%	(2)	1.00%	to	1.80%	-1.82%	to	-0.99%
December 31, 2013	11,767	$0.97424	to	$10.02367	$14,204	0.00%	(2)	1.00%	to	1.80%	-1.79%	to	-0.99%
December 31, 2012	12,369	$0.99202	to	$10.12341	$15,400	0.01%		1.00%	to	1.80%	-1.80%	to	-0.98%
December 31, 2011	15,082	$1.01024	to	$10.22387	$18,883	0.02%		1.00%	to	1.80%	-1.77%	to	-0.96%

	Prudential Diversified Bond Portfolio
December 31, 2015	7,285	$2.04513	to	$2.49504	$18,162	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	8,491	$2.08421	to	$2.53667	$21,522	1.12%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	9,448	$1.97826	to	$2.40199	$22,653	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%
December 31, 2012	10,433	$2.02539	to	$2.45301	$25,550	4.37%		1.35%	to	1.65%	8.88%	to	9.20%
December 31, 2011	11,805	$1.86014	to	$2.24741	$26,479	4.28%		1.35%	to	1.65%	5.78%	to	6.08%

	Prudential Equity Portfolio (Class I)
December 31, 2015	6,571	$1.80347	to	$3.10651	$19,282	0.00%		1.35%	to	1.80%	0.55%	to	0.99%
December 31, 2014	7,414	$1.79101	to	$3.07736	$21,608	0.00%		1.35%	to	1.80%	5.81%	to	6.27%
December 31, 2013	8,359	$1.69020	to	$2.89713	$22,929	0.00%		1.35%	to	1.80%	31.17%	to	31.75%
December 31, 2012	9,808	$1.28661	to	$2.19998	$20,375	0.59%		1.35%	to	1.80%	11.67%	to	12.17%
December 31, 2011	11,025	$1.15047	to	$1.96226	$20,353	0.68%		1.35%	to	1.80%	-5.17%	to	-4.75%

	Prudential Value Portfolio (Class I)
December 31, 2015	8,663	$1.84190	to	$3.66437	$24,661	0.00%		1.35%	to	1.80%	-9.82%	to	-9.42%
December 31, 2014	9,643	$2.04256	to	$4.04747	$30,547	0.00%		1.35%	to	1.80%	8.16%	to	8.63%
December 31, 2013	10,703	$1.88848	to	$3.72763	$31,308	0.00%		1.35%	to	1.80%	30.74%	to	31.32%
December 31, 2012	12,843	$1.44440	to	$2.83999	$28,402	0.98%		1.35%	to	1.80%	12.59%	to	13.09%
December 31, 2011	14,821	$1.28292	to	$2.51241	$28,787	1.02%		1.35%	to	1.80%	-7.24%	to	-6.83%

	Prudential High Yield Bond Portfolio
December 31, 2015	3,995	$2.00427	to	$14.05181	$15,391	6.19%		1.35%	to	1.80%	-4.17%	to	-3.74%
December 31, 2014	4,585	$2.08850	to	$14.60641	$18,321	6.01%		1.35%	to	1.80%	0.90%	to	1.35%
December 31, 2013	5,209	$2.06706	to	$14.41969	$20,421	6.34%		1.35%	to	1.80%	5.36%	to	5.81%
December 31, 2012	5,737	$1.95903	to	$13.63244	$21,224	6.93%		1.35%	to	1.80%	12.40%	to	12.90%
December 31, 2011	6,482	$1.74036	to	$12.08103	$21,605	7.44%		1.35%	to	2.10%	2.94%	to	3.69%

	Prudential Stock Index Portfolio
December 31, 2015	7,938	$1.43413	to	$3.26182	$22,239	1.49%		1.35%	to	1.75%	-0.56%	to	-0.16%
December 31, 2014	9,094	$1.44010	to	$3.26890	$25,723	3.04%		1.35%	to	1.75%	11.36%	to	11.80%
December 31, 2013	10,276	$1.29125	to	$2.92538	$26,062	0.00%		1.35%	to	1.75%	29.62%	to	30.14%
December 31, 2012	12,164	$0.99473	to	$2.24908	$23,537	1.70%		1.35%	to	1.75%	13.69%	to	14.14%
December 31, 2011	14,344	$0.87367	to	$1.97156	$24,118	1.61%		1.35%	to	1.75%	0.20%	to	0.60%

	Prudential Global Portfolio
December 31, 2015	2,247	$1.19377	to	$2.59035	$5,125	0.00%		1.35%	to	1.80%	0.56%	to	1.01%
December 31, 2014	2,451	$1.18476	to	$2.56578	$5,532	0.00%		1.35%	to	1.80%	1.42%	to	1.88%
December 31, 2013	2,834	$1.16583	to	$2.51978	$6,316	0.00%		1.35%	to	1.80%	25.04%	to	25.59%
December 31, 2012	3,127	$0.93051	to	$2.00744	$5,575	1.61%		1.35%	to	1.80%	15.44%	to	15.95%
December 31, 2011	3,495	$0.80450	to	$1.73216	$5,368	1.57%		1.35%	to	1.80%	-8.62%	to	-8.21%

	Prudential Jennison Portfolio (Class I)
December 31, 2015	8,014	$1.33623	to	$3.87018	$26,666	0.00%		1.35%	to	1.80%	9.51%	to	10.00%
December 31, 2014	8,902	$1.21774	to	$3.52028	$26,987	0.00%		1.35%	to	1.80%	8.05%	to	8.53%
December 31, 2013	10,176	$1.12499	to	$3.24547	$28,558	0.00%		1.35%	to	1.80%	35.22%	to	35.83%
December 31, 2012	11,491	$0.83026	to	$2.39067	$23,688	0.16%		1.35%	to	1.80%	14.12%	to	14.63%
December 31, 2011	13,279	$0.72609	to	$2.08665	$23,576	0.30%		1.35%	to	1.80%	-1.46%	to	-1.03%

A97

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Small Capitalization Stock Portfolio
December 31, 2015	947	$3.48609	to	$4.29366	$4,041	0.00%	1.35%	to	1.40%	-3.64%	to	-3.58%
December 31, 2014	1,069	$3.61570	to	$4.45564	$4,732	0.00%	1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	1,263	$3.33520	to	$4.28706	$5,374	0.00%	1.35%	to	1.65%	38.67%	to	39.08%
December 31, 2012	1,448	$2.40521	to	$3.08419	$4,435	0.61%	1.35%	to	1.65%	14.14%	to	14.48%
December 31, 2011	1,672	$2.10724	to	$2.69556	$4,476	0.81%	1.35%	to	1.65%	-1.07%	to	-0.78%

	T. Rowe Price International Stock Portfolio
December 31, 2015	1,075	$1.20718	to	$1.58722	$1,706	0.92%	1.35%	to	1.40%	-2.28%	to	-2.23%
December 31, 2014	1,140	$1.23469	to	$1.62418	$1,852	1.02%	1.35%	to	1.40%	-2.60%	to	-2.56%
December 31, 2013	1,222	$1.26707	to	$1.66761	$2,039	0.86%	1.35%	to	1.40%	12.48%	to	12.54%
December 31, 2012	1,240	$1.08327	to	$1.48263	$1,838	1.28%	1.35%	to	1.65%	16.51%	to	16.86%
December 31, 2011	1,305	$0.92976	to	$1.26936	$1,655	1.44%	1.35%	to	1.65%	-14.25%	to	-14.00%

	T. Rowe Price Equity Income Portfolio (Investor Class)
December 31, 2015	2,066	$2.00922	to	$2.99816	$6,158	1.80%	1.35%	to	1.40%	-8.14%	to	-8.10%
December 31, 2014	2,240	$2.18622	to	$3.26392	$7,266	1.74%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	2,490	$1.97830	to	$3.08233	$7,606	1.54%	1.35%	to	1.65%	27.62%	to	27.99%
December 31, 2012	2,698	$1.55020	to	$2.40943	$6,445	2.14%	1.35%	to	1.65%	15.24%	to	15.58%
December 31, 2011	3,092	$1.34518	to	$2.08566	$6,387	1.73%	1.35%	to	1.65%	-2.32%	to	-2.03%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2015	3,193	$1.31740	to	$2.53351	$8,076	1.12%	1.40%	to	1.65%	-7.29%	to	-7.07%
December 31, 2014	3,623	$1.42106	to	$2.72627	$9,860	0.84%	1.40%	to	1.65%	6.39%	to	6.65%
December 31, 2013	4,046	$1.33567	to	$2.55624	$10,328	1.39%	1.40%	to	1.65%	27.15%	to	27.46%
December 31, 2012	4,531	$1.05048	to	$2.00552	$9,075	0.96%	1.35%	to	1.65%	12.02%	to	12.36%
December 31, 2011	5,089	$0.93773	to	$1.78573	$9,075	0.95%	1.35%	to	1.65%	-1.68%	to	-1.40%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2015	1,976	$1.25910	to	$2.64571	$5,209	0.62%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	2,230	$1.21494	to	$2.54666	$5,660	0.36%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	2,492	$1.09299	to	$2.28537	$5,677	0.77%	1.35%	to	1.65%	28.22%	to	28.60%
December 31, 2012	2,873	$0.85244	to	$1.77801	$5,085	0.55%	1.35%	to	1.65%	16.66%	to	17.01%
December 31, 2011	3,289	$0.73068	to	$1.52032	$4,977	0.58%	1.35%	to	1.65%	-6.83%	to	-6.57%

	Janus Aspen Overseas Portfolio (Institutional Shares)
December 31, 2015	1,734	$1.65372	to	$3.01418	$5,143	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	1,931	$1.83897	to	$3.34371	$6,371	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	2,206	$2.12113	to	$3.84746	$8,387	3.15%	1.35%	to	1.65%	12.70%	to	13.04%
December 31, 2012	2,538	$1.88205	to	$3.40535	$8,556	0.69%	1.35%	to	1.65%	11.62%	to	11.96%
December 31, 2011	2,904	$1.68615	to	$3.04341	$8,735	0.46%	1.35%	to	1.65%	-33.27%	to	-33.07%

	MFS Research Series (Initial Class)
December 31, 2015	555	$2.64905	to	$2.64905	$1,470	0.72%	1.40%	to	1.40%	-0.59%	to	-0.59%
December 31, 2014	621	$2.66475	to	$2.66475	$1,654	0.81%	1.40%	to	1.40%	8.68%	to	8.68%
December 31, 2013	744	$2.45201	to	$2.45201	$1,824	0.32%	1.40%	to	1.40%	30.46%	to	30.46%
December 31, 2012	852	$1.87950	to	$1.87950	$1,601	0.79%	1.40%	to	1.40%	15.65%	to	15.65%
December 31, 2011	990	$1.62522	to	$1.62522	$1,609	0.86%	1.40%	to	1.40%	-1.82%	to	-1.82%

	MFS Growth Series (Initial Class)
December 31, 2015	2,093	$1.56429	to	$2.94835	$6,166	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	2,421	$1.47837	to	$2.77955	$6,719	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	2,769	$1.37938	to	$2.58719	$7,154	0.23%	1.35%	to	1.65%	34.63%	to	35.03%
December 31, 2012	3,081	$1.02455	to	$1.91698	$5,898	0.00%	1.35%	to	1.65%	15.47%	to	15.81%
December 31, 2011	3,507	$0.88728	to	$1.65595	$5,790	0.19%	1.35%	to	1.65%	-1.95%	to	-1.65%

	American Century VP Value Fund (Class I)
December 31, 2015	702	$2.51211	to	$3.07494	$2,144	2.11%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	795	$2.65685	to	$3.24394	$2,563	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	904	$2.38831	to	$2.90895	$2,611	1.63%	1.35%	to	1.65%	29.59%	to	29.97%
December 31, 2012	1,041	$1.84301	to	$2.23925	$2,318	1.91%	1.35%	to	1.65%	12.71%	to	13.05%
December 31, 2011	1,221	$1.63512	to	$1.98177	$2,408	2.02%	1.35%	to	1.65%	-0.62%	to	-0.33%

A98

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2015	1,038	$1.53866	to	$2.69077	$2,775	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	1,153	$1.60675	to	$2.80296	$3,208	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	1,311	$1.51967	to	$2.64465	$3,445	0.00%	1.35%	to	1.65%	35.92%	to	36.31%
December 31, 2012	1,402	$1.11808	to	$1.94109	$2,703	0.00%	1.35%	to	1.65%	9.04%	to	9.37%
December 31, 2011	1,511	$1.02535	to	$1.77574	$2,657	0.00%	1.35%	to	1.65%	-6.37%	to	-6.09%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2015	1,431	$2.40178	to	$2.57551	$3,678	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	1,622	$2.29737	to	$2.45756	$3,979	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	1,917	$2.17940	to	$2.32560	$4,450	0.00%	1.35%	to	1.65%	27.77%	to	28.15%
December 31, 2012	2,215	$1.70567	to	$1.81563	$4,016	0.00%	1.35%	to	1.65%	9.23%	to	9.55%
December 31, 2011	2,433	$1.56151	to	$1.65810	$4,027	0.08%	1.35%	to	1.65%	-5.72%	to	-5.44%

	Davis Value Portfolio
December 31, 2015	1,240	$1.59450	to	$1.60704	$1,977	0.77%	1.35%	to	1.40%	0.19%	to	0.24%
December 31, 2014	1,358	$1.59142	to	$1.60314	$2,161	0.91%	1.35%	to	1.40%	4.59%	to	4.64%
December 31, 2013	1,528	$1.52155	to	$1.53200	$2,326	0.81%	1.35%	to	1.40%	31.59%	to	31.65%
December 31, 2012	1,843	$1.12101	to	$1.16370	$2,131	1.62%	1.35%	to	1.65%	11.23%	to	11.57%
December 31, 2011	2,104	$1.00779	to	$1.04304	$2,181	0.81%	1.35%	to	1.65%	-5.73%	to	-5.45%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2015	692	$1.12940	to	$1.12940	$782	0.00%	1.40%	to	1.40%	9.32%	to	9.32%
December 31, 2014	681	$1.03310	to	$1.03310	$704	0.00%	1.40%	to	1.40%	12.27%	to	12.27%
December 31, 2013	731	$0.92016	to	$0.92016	$672	0.00%	1.40%	to	1.40%	35.09%	to	35.09%
December 31, 2012	671	$0.66012	to	$0.68115	$457	0.03%	1.40%	to	1.65%	14.23%	to	14.52%
December 31, 2011	785	$0.57787	to	$0.59481	$467	0.09%	1.40%	to	1.65%	-4.83%	to	-4.61%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2015	3,128	$2.02511	to	$2.69201	$7,996	0.00%	1.35%	to	1.80%	-7.04%	to	-6.62%
December 31, 2014	3,508	$2.17843	to	$2.88444	$9,607	0.00%	1.35%	to	1.80%	3.09%	to	3.54%
December 31, 2013	3,977	$2.11323	to	$2.78722	$10,545	0.00%	1.35%	to	1.80%	35.02%	to	35.61%
December 31, 2012	4,682	$1.56511	to	$12.71248	$9,189	0.46%	1.35%	to	2.35%	13.39%	to	14.51%
December 31, 2011	5,636	$1.37284	to	$1.79660	$9,694	0.66%	1.35%	to	1.80%	-4.49%	to	-4.06%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2015	283	$1.05203	to	$2.34486	$468	0.47%	1.40%	to	1.75%	3.27%	to	3.63%
December 31, 2014	288	$1.01723	to	$2.26282	$468	0.22%	1.40%	to	1.75%	10.79%	to	11.18%
December 31, 2013	308	$0.91682	to	$2.03533	$451	0.65%	1.40%	to	1.75%	27.76%	to	28.20%
December 31, 2012	354	$0.71657	to	$1.58757	$389	0.42%	1.40%	to	1.75%	16.24%	to	16.65%
December 31, 2011	428	$0.61555	to	$1.36100	$423	0.40%	1.40%	to	1.75%	-7.16%	to	-6.84%

	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2015	2,621	$1.70944	to	$3.78454	$7,527	0.00%	1.35%	to	1.80%	-4.09%	to	-3.66%
December 31, 2014	2,920	$1.77880	to	$3.93032	$8,786	0.00%	1.35%	to	1.80%	7.58%	to	8.05%
December 31, 2013	3,313	$1.65032	to	$3.63925	$9,283	0.00%	1.35%	to	1.80%	26.20%	to	26.76%
December 31, 2012	3,842	$1.30516	to	$2.87251	$8,479	0.41%	1.35%	to	1.80%	14.81%	to	15.32%
December 31, 2011	4,764	$1.13467	to	$2.49218	$9,168	0.59%	1.35%	to	1.80%	0.42%	to	0.86%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2015	1,379	$0.85393	to	$2.10438	$2,065	0.00%	1.35%	to	1.80%	1.54%	to	1.98%
December 31, 2014	1,479	$0.83939	to	$2.06435	$2,240	0.00%	1.35%	to	1.80%	-7.38%	to	-6.97%
December 31, 2013	1,570	$0.90445	to	$2.22017	$2,576	0.00%	1.35%	to	1.80%	16.78%	to	17.29%
December 31, 2012	1,851	$0.77310	to	$1.89389	$2,642	0.65%	1.35%	to	1.80%	20.23%	to	20.77%
December 31, 2011	2,217	$0.64172	to	$1.56912	$2,650	1.29%	1.35%	to	1.80%	-16.42%	to	-16.04%

	Prudential SP International Value Portfolio (expired April 24, 2015)
December 31, 2015	—	$1.29307	to	$2.20497	$—	0.00%	1.40%	to	1.75%	10.11%	to	10.23%
December 31, 2014	1,133	$1.17382	to	$2.00041	$1,905	0.00%	1.40%	to	1.75%	-7.65%	to	-7.33%
December 31, 2013	1,220	$1.26933	to	$2.15874	$2,222	0.00%	1.40%	to	1.75%	18.03%	to	18.43%
December 31, 2012	1,533	$1.07395	to	$1.82277	$2,374	2.70%	1.40%	to	1.75%	14.91%	to	15.31%
December 31, 2011	1,944	$0.93318	to	$1.58079	$2,638	2.42%	1.40%	to	1.75%	-14.59%	to	-14.29%

A99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2015	3,144	$10.18207	to	$20.01155	$48,225	0.00%	0.55%	to	2.85%	-7.34%	to	6.09%
December 31, 2014	1,607	$10.96235	to	$21.39027	$26,453	0.00%	0.55%	to	2.45%	9.77%	to	12.51%
December 31, 2013	1,474	$12.05440	to	$19.27594	$21,850	0.00%	0.85%	to	2.45%	25.90%	to	32.41%
December 31, 2012	1,313	$9.11684	to	$14.71569	$14,804	1.02%	0.85%	to	2.45%	16.73%	to	18.65%
December 31, 2011	907	$7.84754	to	$12.53734	$8,531	1.07%	0.85%	to	2.45%	-15.50%	to	-6.59%

	AST Schroders Multi-Asset World Strategies Portfolio (expired October 16, 2015)
December 31, 2015	—	$10.93123	to	$15.46319	$—	0.00%	0.55%	to	2.85%	-3.68%	to	-1.87%
December 31, 2014	15,619	$11.22055	to	$15.93171	$198,922	0.00%	0.55%	to	2.85%	0.10%	to	2.47%
December 31, 2013	15,988	$11.05013	to	$15.76382	$201,708	0.00%	0.55%	to	2.85%	11.14%	to	13.77%
December 31, 2012	14,549	$10.68267	to	$14.04822	$163,822	1.95%	0.55%	to	2.85%	7.97%	to	10.53%
December 31, 2011	10,204	$9.73713	to	$12.88722	$105,294	1.58%	0.55%	to	2.85%	-6.13%	to	-3.91%

	AST Cohen & Steers Realty Portfolio
December 31, 2015	1,351	$10.50966	to	$28.97784	$25,076	0.00%	0.55%	to	2.85%	1.86%	to	10.36%
December 31, 2014	1,374	$11.64573	to	$28.17786	$24,915	0.00%	0.55%	to	2.85%	15.51%	to	30.19%
December 31, 2013	1,427	$9.68396	to	$21.94358	$20,164	0.00%	0.55%	to	2.85%	-1.36%	to	2.57%
December 31, 2012	1,351	$10.07765	to	$21.69183	$18,830	1.30%	0.55%	to	2.85%	12.06%	to	14.71%
December 31, 2011	780	$9.38275	to	$19.17281	$9,555	0.73%	0.85%	to	2.85%	-6.17%	to	5.38%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2015	13,597	$11.00591	to	$14.68376	$170,786	0.00%	0.55%	to	2.85%	-3.03%	to	-0.73%
December 31, 2014	14,108	$11.18827	to	$14.91662	$181,266	0.00%	0.55%	to	2.85%	2.44%	to	4.87%
December 31, 2013	13,920	$10.76626	to	$14.34386	$173,481	0.00%	0.55%	to	2.85%	7.87%	to	10.42%
December 31, 2012	12,551	$11.00927	to	$13.12718	$144,462	1.46%	0.55%	to	2.85%	7.56%	to	10.11%
December 31, 2011	8,024	$10.15261	to	$12.08786	$85,179	0.89%	0.55%	to	2.85%	-2.62%	to	-0.32%

	AST Herndon Large-Cap Value Portfolio
December 31, 2015	871	$9.27899	to	$18.53439	$12,193	0.00%	0.55%	to	2.70%	-8.60%	to	-6.58%
December 31, 2014	934	$12.23327	to	$20.11564	$14,182	0.00%	0.55%	to	2.70%	-1.18%	to	1.00%
December 31, 2013	1,021	$12.16608	to	$20.19327	$15,533	0.00%	0.55%	to	2.85%	25.84%	to	33.89%
December 31, 2012	1,194	$9.12709	to	$15.29152	$13,690	1.06%	0.55%	to	2.85%	10.16%	to	12.78%
December 31, 2011	596	$8.45207	to	$13.74775	$6,050	0.76%	0.55%	to	2.85%	-10.70%	to	-1.04%

	AST High Yield Portfolio
December 31, 2015	1,944	$9.47712	to	$15.77372	$24,161	0.00%	0.55%	to	2.85%	-6.31%	to	-3.24%
December 31, 2014	2,029	$9.89459	to	$16.67561	$26,781	0.00%	0.55%	to	2.85%	-1.05%	to	1.99%
December 31, 2013	1,971	$10.42183	to	$16.57675	$25,820	0.00%	0.55%	to	2.85%	4.10%	to	6.59%
December 31, 2012	1,737	$11.01858	to	$15.76773	$21,591	5.83%	0.85%	to	2.85%	10.62%	to	12.91%
December 31, 2011	1,020	$10.70991	to	$14.11698	$11,410	6.50%	1.15%	to	2.85%	0.24%	to	2.00%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2015	957	$9.66710	to	$23.96900	$16,131	0.00%	0.55%	to	2.85%	-1.55%	to	1.00%
December 31, 2014	1,214	$13.35563	to	$24.11445	$20,646	0.00%	0.55%	to	2.85%	1.95%	to	4.36%
December 31, 2013	1,194	$12.91409	to	$23.42720	$19,715	0.00%	0.55%	to	2.85%	33.40%	to	40.04%
December 31, 2012	1,223	$9.51449	to	$16.96161	$14,554	0.00%	0.55%	to	2.85%	16.65%	to	19.41%
December 31, 2011	859	$8.63723	to	$14.40189	$8,662	0.47%	1.00%	to	2.85%	-15.59%	to	-13.97%

	AST Mid-Cap Value Portfolio
December 31, 2015	588	$9.63033	to	$23.70041	$9,799	0.00%	0.55%	to	2.85%	-9.27%	to	0.53%
December 31, 2014	709	$11.23471	to	$25.87248	$13,182	0.00%	0.55%	to	2.85%	11.69%	to	14.34%
December 31, 2013	796	$12.06993	to	$22.94256	$12,997	0.00%	0.55%	to	2.85%	23.34%	to	31.69%
December 31, 2012	778	$11.65476	to	$17.66406	$9,840	0.44%	0.55%	to	2.85%	15.03%	to	17.76%
December 31, 2011	550	$10.02005	to	$15.20886	$5,953	0.69%	1.15%	to	2.85%	-6.20%	to	-4.55%

	AST Small-Cap Value Portfolio
December 31, 2015	731	$9.99297	to	$22.35385	$11,604	0.00%	0.55%	to	2.85%	-7.04%	to	4.08%
December 31, 2014	738	$10.54465	to	$23.81628	$12,515	0.00%	0.55%	to	2.85%	2.27%	to	5.87%
December 31, 2013	738	$12.47438	to	$23.06551	$12,107	0.00%	0.55%	to	2.85%	27.51%	to	36.64%
December 31, 2012	727	$10.03524	to	$17.11423	$8,844	0.41%	0.55%	to	2.85%	14.79%	to	17.51%
December 31, 2011	522	$9.54341	to	$14.76666	$5,461	0.63%	0.55%	to	2.85%	-8.65%	to	-6.49%

A100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2015	3,314	$9.83409	to	$23.24614	$56,160	0.00%	0.55%	to	2.85%	-8.37%	to	2.12%
December 31, 2014	1,852	$11.31270	to	$25.12814	$34,356	0.00%	0.55%	to	2.85%	8.35%	to	13.47%
December 31, 2013	1,871	$12.28300	to	$22.97023	$31,747	0.00%	0.55%	to	2.85%	25.09%	to	31.46%
December 31, 2012	1,659	$10.46013	to	$17.71525	$21,761	0.00%	0.55%	to	2.50%	16.68%	to	18.96%
December 31, 2011	1,008	$10.76129	to	$15.09953	$11,359	0.00%	0.55%	to	2.50%	-5.35%	to	-3.51%

	AST Large-Cap Value Portfolio
December 31, 2015	1,715	$9.70319	to	$21.09411	$25,607	0.00%	0.55%	to	2.85%	-10.46%	to	1.55%
December 31, 2014	1,928	$10.81514	to	$23.33405	$31,869	0.00%	0.55%	to	2.85%	7.95%	to	13.12%
December 31, 2013	1,823	$11.48738	to	$20.91410	$26,788	0.00%	0.85%	to	2.85%	31.12%	to	38.67%
December 31, 2012	1,417	$8.29561	to	$15.24503	$14,775	3.11%	0.85%	to	2.45%	14.02%	to	15.89%
December 31, 2011	841	$7.39857	to	$13.29726	$7,377	1.30%	0.85%	to	2.45%	-10.31%	to	-5.27%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2015	3,763	$9.86125	to	$14.78095	$45,418	0.00%	0.55%	to	2.85%	-3.42%	to	-1.13%
December 31, 2014	3,390	$10.18285	to	$15.15769	$41,786	0.00%	0.55%	to	2.85%	2.98%	to	5.80%
December 31, 2013	3,207	$9.71214	to	$14.52525	$37,729	0.00%	0.55%	to	2.85%	-4.79%	to	-2.54%
December 31, 2012	3,353	$10.94845	to	$15.11073	$41,194	1.11%	0.55%	to	2.85%	2.91%	to	5.35%
December 31, 2011	1,576	$10.42419	to	$14.54337	$18,985	1.50%	0.85%	to	2.85%	4.25%	to	8.92%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2015	2,625	$10.74493	to	$25.11237	$48,900	0.00%	0.55%	to	2.85%	6.94%	to	11.97%
December 31, 2014	3,234	$11.25817	to	$23.25943	$55,756	0.00%	0.55%	to	2.85%	7.44%	to	12.47%
December 31, 2013	2,199	$12.76835	to	$21.44225	$34,850	0.00%	0.85%	to	2.85%	30.12%	to	35.45%
December 31, 2012	2,543	$10.10909	to	$16.00178	$30,012	0.37%	0.85%	to	2.85%	9.06%	to	11.31%
December 31, 2011	1,718	$9.08180	to	$14.53184	$18,293	0.32%	0.85%	to	2.85%	-8.96%	to	-1.89%

	AST MFS Growth Portfolio
December 31, 2015	737	$10.52964	to	$22.66308	$13,390	0.00%	0.55%	to	2.85%	4.17%	to	9.59%
December 31, 2014	918	$11.13384	to	$21.54740	$15,865	0.00%	0.55%	to	2.85%	5.61%	to	11.72%
December 31, 2013	920	$12.75859	to	$20.20752	$14,885	0.00%	0.55%	to	2.85%	29.91%	to	35.95%
December 31, 2012	894	$10.71705	to	$15.06982	$10,768	0.00%	0.55%	to	2.85%	13.74%	to	16.44%
December 31, 2011	456	$9.23171	to	$13.12223	$4,780	0.38%	0.55%	to	2.45%	-7.50%	to	-1.14%

	AST Neuberger Berman Mid-Cap Growth Portfolio (expired October 16, 2015)
December 31, 2015	—	$11.60500	to	$24.20405	$—	0.00%	0.55%	to	2.85%	1.55%	to	3.45%
December 31, 2014	1,373	$11.22938	to	$23.65350	$24,466	0.00%	0.55%	to	2.70%	5.02%	to	12.92%
December 31, 2013	1,420	$12.35736	to	$22.34107	$23,893	0.00%	0.55%	to	2.85%	25.73%	to	31.88%
December 31, 2012	1,511	$10.25722	to	$17.17555	$19,517	0.00%	0.55%	to	2.85%	9.17%	to	11.77%
December 31, 2011	862	$9.20532	to	$15.58152	$10,193	0.00%	0.55%	to	2.70%	-7.23%	to	1.13%

	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
December 31, 2015	1,466	$9.68512	to	$26.39664	$25,865	0.00%	0.55%	to	2.85%	-8.33%	to	1.07%
December 31, 2014	1,563	$11.02363	to	$28.51908	$29,899	0.00%	0.55%	to	2.85%	10.42%	to	13.62%
December 31, 2013	1,439	$12.86338	to	$25.44872	$24,541	0.00%	0.55%	to	2.85%	31.13%	to	41.23%
December 31, 2012	1,289	$10.77542	to	$18.27003	$15,762	0.94%	1.00%	to	2.85%	13.78%	to	15.97%
December 31, 2011	817	$9.36543	to	$15.90297	$8,617	0.95%	1.15%	to	2.85%	-5.26%	to	-3.59%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2015	1,644	$9.32415	to	$11.97203	$16,588	0.00%	0.55%	to	2.45%	-1.98%	to	-0.07%
December 31, 2014	1,681	$9.51233	to	$12.05162	$17,126	0.00%	0.55%	to	2.85%	-2.94%	to	-0.65%
December 31, 2013	1,729	$9.60905	to	$12.20183	$18,000	0.00%	0.55%	to	2.85%	-4.96%	to	-2.71%
December 31, 2012	1,961	$10.11087	to	$12.61643	$21,292	1.30%	0.55%	to	2.85%	1.71%	to	4.12%
December 31, 2011	1,419	$9.94129	to	$12.18917	$15,100	0.94%	1.00%	to	2.85%	-0.66%	to	1.24%

	AST T. Rowe Price Equity Income Portfolio (expired October 16, 2015)
December 31, 2015	—	$9.84259	to	$19.75087	$—	0.00%	0.55%	to	2.85%	-8.19%	to	-6.47%
December 31, 2014	1,935	$10.53423	to	$21.34885	$29,330	0.00%	0.55%	to	2.85%	4.41%	to	6.88%
December 31, 2013	1,936	$11.28190	to	$20.25283	$27,731	0.00%	0.55%	to	2.85%	22.05%	to	28.97%
December 31, 2012	1,858	$9.00517	to	$15.92130	$20,789	0.17%	0.55%	to	2.85%	13.90%	to	16.61%
December 31, 2011	750	$7.81876	to	$13.84402	$7,094	1.17%	0.85%	to	2.85%	-10.17%	to	-2.76%

A101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA US Equity Alpha Portfolio
December 31, 2015	945	$10.38891	to	$25.83362	$17,758	0.00%	0.55%	to	2.45%	0.55%	to	8.03%
December 31, 2014	1,016	$11.24219	to	$25.55053	$19,184	0.00%	0.55%	to	2.45%	11.83%	to	16.57%
December 31, 2013	652	$12.26676	to	$22.22337	$10,686	0.00%	0.55%	to	2.45%	24.92%	to	31.70%
December 31, 2012	567	$10.38147	to	$17.10866	$7,120	0.71%	1.00%	to	2.45%	15.89%	to	17.63%
December 31, 2011	294	$8.85664	to	$14.68191	$3,025	0.76%	1.00%	to	2.85%	0.51%	to	2.43%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2015	2,763	$6.56393	to	$11.28433	$22,535	0.00%	0.55%	to	2.70%	-21.43%	to	0.94%
December 31, 2014	2,902	$8.19862	to	$14.17056	$29,775	0.00%	0.55%	to	2.70%	-14.29%	to	-8.86%
December 31, 2013	2,809	$9.02327	to	$15.67993	$32,012	0.00%	0.55%	to	2.70%	12.14%	to	14.75%
December 31, 2012	2,964	$7.88745	to	$13.79902	$29,950	0.40%	0.85%	to	2.85%	0.66%	to	2.74%
December 31, 2011	2,024	$7.67745	to	$13.57744	$20,366	0.61%	0.85%	to	2.85%	-22.38%	to	-15.76%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2015	75,978	$11.49045	to	$17.30044	$1,040,968	0.00%	0.55%	to	2.85%	-2.81%	to	-0.51%
December 31, 2014	58,768	$11.65463	to	$17.63046	$826,924	0.00%	0.55%	to	2.85%	2.86%	to	5.30%
December 31, 2013	55,047	$11.16935	to	$16.97618	$752,863	0.00%	0.55%	to	2.85%	12.85%	to	16.19%
December 31, 2012	45,662	$10.69535	to	$14.81356	$550,692	1.21%	0.55%	to	2.85%	10.26%	to	12.87%
December 31, 2011	24,391	$9.50439	to	$13.30691	$264,165	1.11%	0.55%	to	2.85%	-4.90%	to	1.42%

	AST MFS Global Equity Portfolio
December 31, 2015	1,697	$10.02712	to	$20.74591	$26,340	0.00%	0.55%	to	2.85%	-4.27%	to	3.91%
December 31, 2014	1,465	$10.30110	to	$21.46497	$23,599	0.00%	0.55%	to	2.70%	0.83%	to	3.06%
December 31, 2013	1,354	$11.84660	to	$21.11684	$21,373	0.00%	0.55%	to	2.55%	20.29%	to	26.93%
December 31, 2012	1,169	$10.68753	to	$16.86736	$14,767	1.03%	0.55%	to	2.55%	20.01%	to	22.40%
December 31, 2011	738	$9.90992	to	$13.97222	$7,786	0.50%	0.55%	to	2.55%	-5.54%	to	-3.66%

	AST J.P. Morgan International Equity Portfolio
December 31, 2015	1,946	$9.78367	to	$15.09904	$21,587	0.00%	0.55%	to	2.70%	-5.42%	to	-3.33%
December 31, 2014	2,075	$10.24610	to	$15.83614	$24,026	0.00%	0.55%	to	2.70%	-8.89%	to	-6.88%
December 31, 2013	1,941	$11.13965	to	$17.24255	$24,368	0.00%	0.55%	to	2.70%	12.25%	to	14.73%
December 31, 2012	1,788	$9.83010	to	$15.23803	$19,759	1.65%	0.55%	to	2.70%	18.61%	to	21.24%
December 31, 2011	1,314	$8.17393	to	$12.74350	$12,054	1.38%	0.55%	to	2.70%	-11.60%	to	-9.65%

	AST Templeton Global Bond Portfolio
December 31, 2015	1,447	$8.95975	to	$11.95898	$14,209	0.00%	0.55%	to	2.85%	-7.34%	to	3.76%
December 31, 2014	1,535	$9.60847	to	$12.68214	$16,052	0.00%	0.55%	to	2.85%	-2.31%	to	0.00%
December 31, 2013	1,540	$9.69586	to	$12.75701	$16,326	0.00%	0.55%	to	2.85%	-6.50%	to	-3.21%
December 31, 2012	1,571	$10.32374	to	$13.40697	$17,671	2.33%	0.55%	to	2.85%	2.22%	to	4.65%
December 31, 2011	1,035	$9.89515	to	$12.88781	$11,416	2.75%	0.85%	to	2.85%	-1.04%	to	2.94%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2015	10,527	$10.94847	to	$17.66125	$122,261	0.00%	0.55%	to	2.85%	-3.46%	to	-1.18%
December 31, 2014	10,289	$11.34142	to	$18.12031	$122,371	0.00%	0.55%	to	2.85%	2.50%	to	4.92%
December 31, 2013	6,836	$11.11097	to	$17.50990	$78,530	0.00%	0.55%	to	2.70%	14.98%	to	19.84%
December 31, 2012	4,100	$9.51705	to	$14.81394	$39,950	0.26%	0.55%	to	2.55%	8.24%	to	10.40%
December 31, 2011	1,819	$8.69622	to	$13.60557	$16,415	0.27%	0.55%	to	2.55%	-12.00%	to	-4.55%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2015	41,418	$12.13656	to	$18.21974	$581,755	0.00%	0.55%	to	2.85%	-2.33%	to	-0.02%
December 31, 2014	40,109	$12.24977	to	$18.47645	$573,414	0.00%	0.55%	to	2.85%	3.95%	to	6.41%
December 31, 2013	35,937	$11.61737	to	$17.60529	$491,952	0.00%	0.55%	to	2.85%	17.67%	to	22.00%
December 31, 2012	29,648	$10.23320	to	$14.63036	$337,551	0.79%	0.55%	to	2.85%	10.48%	to	13.10%
December 31, 2011	21,421	$9.07555	to	$13.11625	$216,804	0.51%	0.55%	to	2.85%	-9.16%	to	-2.96%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2015	26,419	$10.35394	to	$14.76472	$309,924	0.00%	0.55%	to	2.85%	-5.98%	to	-3.75%
December 31, 2014	30,392	$10.85572	to	$15.55329	$375,742	0.00%	0.55%	to	2.85%	0.86%	to	3.25%
December 31, 2013	32,209	$10.61030	to	$15.27338	$391,356	0.00%	0.55%	to	2.85%	6.84%	to	9.37%
December 31, 2012	30,993	$10.16034	to	$14.15903	$348,773	0.98%	0.55%	to	2.85%	9.35%	to	11.95%
December 31, 2011	24,615	$9.17759	to	$12.82397	$249,346	0.61%	0.55%	to	2.85%	-5.43%	to	-3.20%

A102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Balanced Asset Allocation Portfolio
December 31, 2015	51,044	$11.67893	to	$16.86850	$693,958	0.00%	0.55%	to	2.85%	-2.39%	to	-0.08%
December 31, 2014	51,425	$11.79468	to	$17.11604	$711,536	0.00%	0.55%	to	2.85%	3.49%	to	5.94%
December 31, 2013	50,339	$11.23550	to	$16.38146	$670,129	0.00%	0.55%	to	2.85%	13.49%	to	17.00%
December 31, 2012	45,923	$10.33901	to	$14.19558	$532,182	0.91%	0.55%	to	2.85%	9.26%	to	11.86%
December 31, 2011	33,653	$9.27105	to	$12.86748	$352,782	0.64%	0.55%	to	2.85%	-7.28%	to	-1.76%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	36,445	$10.88817	to	$14.75560	$458,433	0.00%	0.55%	to	2.85%	-2.71%	to	-0.41%
December 31, 2014	37,987	$11.03255	to	$15.02176	$486,778	0.00%	0.55%	to	2.85%	2.76%	to	5.19%
December 31, 2013	38,187	$10.58368	to	$14.47848	$473,775	0.00%	0.55%	to	2.85%	6.10%	to	8.61%
December 31, 2012	36,655	$10.51490	to	$13.51575	$426,840	1.09%	0.85%	to	2.85%	7.22%	to	9.44%
December 31, 2011	24,615	$9.60825	to	$12.48452	$266,301	0.90%	0.85%	to	2.85%	-3.91%	to	0.04%

	AST FI Pyramis Quantitative Portfolio
December 31, 2015	27,216	$10.84576	to	$16.33350	$345,930	0.00%	0.55%	to	2.85%	-1.89%	to	0.44%
December 31, 2014	25,768	$11.02409	to	$16.48864	$332,704	0.00%	0.55%	to	2.85%	0.21%	to	2.58%
December 31, 2013	25,294	$10.97054	to	$16.29666	$324,399	0.00%	0.55%	to	2.85%	11.49%	to	14.13%
December 31, 2012	21,670	$9.81278	to	$14.47747	$248,028	1.87%	0.85%	to	2.85%	7.48%	to	9.69%
December 31, 2011	13,265	$9.10499	to	$13.34133	$138,313	1.76%	0.85%	to	2.85%	-6.65%	to	-2.44%

	AST Prudential Growth Allocation Portfolio
December 31, 2015	44,717	$10.77894	to	$17.35014	$610,546	0.00%	0.55%	to	2.85%	-3.45%	to	-1.16%
December 31, 2014	26,712	$11.13285	to	$17.79750	$372,174	0.00%	0.55%	to	2.85%	6.09%	to	8.60%
December 31, 2013	23,646	$10.46525	to	$16.61628	$309,204	0.00%	0.55%	to	2.85%	13.69%	to	16.38%
December 31, 2012	19,406	$9.17966	to	$14.47559	$222,116	1.26%	0.55%	to	2.85%	9.70%	to	12.30%
December 31, 2011	11,105	$8.34511	to	$13.06962	$113,082	1.19%	0.55%	to	2.85%	-11.82%	to	-6.73%

	AST Advanced Strategies Portfolio
December 31, 2015	43,453	$11.55605	to	$17.84949	$596,745	0.00%	0.55%	to	2.85%	-2.07%	to	0.25%
December 31, 2014	43,576	$11.63271	to	$18.05257	$607,973	0.00%	0.55%	to	2.85%	3.08%	to	5.52%
December 31, 2013	40,149	$11.12429	to	$17.34521	$545,108	0.00%	0.55%	to	2.85%	12.52%	to	15.92%
December 31, 2012	31,622	$10.48694	to	$15.17148	$379,954	1.27%	0.55%	to	2.85%	10.40%	to	13.02%
December 31, 2011	17,019	$9.30664	to	$13.61010	$182,811	1.04%	0.55%	to	2.85%	-6.93%	to	-0.44%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2015	3,269	$10.50087	to	$26.85854	$65,667	0.00%	0.55%	to	2.85%	6.46%	to	9.50%
December 31, 2014	3,053	$11.22522	to	$24.98767	$57,338	0.00%	0.55%	to	2.85%	5.26%	to	13.35%
December 31, 2013	3,040	$13.54255	to	$23.51273	$53,672	0.00%	0.55%	to	2.85%	37.92%	to	43.23%
December 31, 2012	2,773	$10.57497	to	$16.64347	$34,617	0.00%	0.55%	to	2.85%	14.23%	to	16.94%
December 31, 2011	1,503	$10.28972	to	$14.43104	$16,199	0.00%	0.55%	to	2.85%	-4.49%	to	-2.24%

	AST Money Market Portfolio
December 31, 2015	1,773	$8.45871	to	$9.97360	$16,358	0.00%	0.55%	to	2.85%	-2.85%	to	-0.26%
December 31, 2014	1,793	$8.67962	to	$10.08368	$16,760	0.00%	0.55%	to	2.85%	-2.85%	to	-0.47%
December 31, 2013	1,861	$8.90088	to	$10.20011	$17,661	0.00%	0.55%	to	2.85%	-2.85%	to	-0.55%
December 31, 2012	2,056	$9.12800	to	$10.31714	$19,917	0.01%	0.85%	to	2.85%	-2.85%	to	-0.85%
December 31, 2011	2,221	$9.36043	to	$10.43487	$21,882	0.02%	1.00%	to	2.85%	-2.82%	to	-0.96%

	AST Small-Cap Growth Portfolio
December 31, 2015	1,209	$9.63677	to	$25.09686	$21,630	0.00%	0.55%	to	2.85%	-2.09%	to	0.23%
December 31, 2014	1,093	$10.96730	to	$25.38680	$19,789	0.00%	0.55%	to	2.85%	0.86%	to	10.75%
December 31, 2013	1,115	$12.40268	to	$24.92978	$19,844	0.00%	0.55%	to	2.85%	26.69%	to	34.43%
December 31, 2012	1,036	$9.69125	to	$14.02211	$13,871	0.00%	0.55%	to	2.85%	8.97%	to	11.56%
December 31, 2011	647	$11.19338	to	$12.39878	$7,766	0.00%	1.15%	to	2.70%	-3.65%	to	-2.10%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2015	17,618	$9.60692	to	$14.00299	$195,239	0.00%	0.55%	to	2.85%	-4.90%	to	-1.67%
December 31, 2014	20,088	$9.95820	to	$14.46916	$231,464	0.00%	0.55%	to	2.85%	1.26%	to	3.66%
December 31, 2013	21,555	$9.69455	to	$14.04141	$242,502	0.00%	0.55%	to	2.85%	-4.63%	to	-2.38%
December 31, 2012	21,225	$10.83456	to	$14.46865	$247,468	2.51%	0.55%	to	2.85%	6.20%	to	8.72%
December 31, 2011	14,092	$9.99564	to	$13.38718	$154,438	1.86%	0.55%	to	2.85%	-0.04%	to	2.61%

A103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST International Value Portfolio
December 31, 2015	978	$9.08106	to	$14.87771	$10,620	0.00%	0.55%	to	2.70%	-9.67%	to	2.47%
December 31, 2014	788	$9.38850	to	$15.04489	$8,945	0.00%	0.55%	to	2.70%	-9.22%	to	-6.37%
December 31, 2013	729	$10.31966	to	$16.44049	$8,992	0.00%	0.85%	to	2.70%	16.24%	to	18.45%
December 31, 2012	706	$8.75042	to	$14.02985	$7,387	2.13%	1.15%	to	2.70%	13.52%	to	15.35%
December 31, 2011	494	$7.59729	to	$12.25942	$4,480	1.51%	1.15%	to	2.85%	-15.04%	to	-13.54%

	AST International Growth Portfolio
December 31, 2015	1,421	$9.57312	to	$16.47336	$16,885	0.00%	0.55%	to	2.85%	0.21%	to	7.39%
December 31, 2014	1,493	$9.40169	to	$16.28200	$17,534	0.00%	0.55%	to	2.85%	-8.22%	to	-2.22%
December 31, 2013	1,396	$10.08092	to	$17.57026	$17,591	0.00%	0.85%	to	2.85%	15.66%	to	18.04%
December 31, 2012	1,205	$8.57742	to	$15.04565	$12,832	0.99%	0.85%	to	2.85%	16.93%	to	19.34%
December 31, 2011	784	$7.21877	to	$12.74401	$7,164	0.71%	0.85%	to	2.85%	-18.51%	to	-13.91%

	NVIT Developing Markets Fund (Class II)
December 31, 2015	51	$11.03659	to	$11.51683	$583	1.05%	1.40%	to	1.80%	-17.80%	to	-17.48%
December 31, 2014	48	$13.42653	to	$13.95567	$666	0.79%	1.40%	to	1.80%	-7.51%	to	-7.15%
December 31, 2013	47	$14.51720	to	$15.02994	$692	0.92%	1.40%	to	1.80%	-1.74%	to	-1.35%
December 31, 2012	44	$14.77377	to	$15.23556	$665	0.10%	1.40%	to	1.80%	14.71%	to	15.17%
December 31, 2011	51	$12.87876	to	$13.22905	$670	0.25%	1.40%	to	1.80%	-23.78%	to	-23.48%

	AST Investment Grade Bond Portfolio
December 31, 2015	17,268	$9.94319	to	$15.79047	$219,367	0.00%	0.85%	to	2.25%	-1.10%	to	0.31%
December 31, 2014	4,188	$10.03301	to	$15.78694	$55,403	0.00%	0.85%	to	2.25%	4.33%	to	5.82%
December 31, 2013	3,598	$9.58248	to	$14.96161	$45,743	0.00%	0.55%	to	2.25%	-5.36%	to	-3.72%
December 31, 2012	20,929	$11.79750	to	$15.63108	$272,251	1.38%	0.55%	to	2.25%	6.94%	to	8.80%
December 31, 2011	56,740	$10.87605	to	$14.45223	$688,204	0.20%	0.55%	to	2.25%	8.68%	to	11.82%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2015	5,181	$9.94275	to	$12.86080	$61,122	0.00%	0.55%	to	2.85%	-1.65%	to	0.68%
December 31, 2014	4,880	$10.27737	to	$12.83064	$57,740	0.00%	0.55%	to	2.85%	3.00%	to	6.61%
December 31, 2013	4,456	$9.72854	to	$12.10414	$50,085	0.00%	0.55%	to	2.85%	-4.30%	to	-2.03%
December 31, 2012	3,920	$11.03135	to	$12.52719	$45,582	3.20%	0.55%	to	2.85%	4.77%	to	7.26%
December 31, 2011	2,628	$10.63550	to	$11.84188	$28,880	2.89%	0.55%	to	2.85%	3.01%	to	5.44%

	AST Bond Portfolio 2018
December 31, 2015	1,389	$10.99000	to	$13.25498	$15,819	0.00%	1.90%	to	2.85%	-2.06%	to	-1.07%
December 31, 2014	1,578	$11.22140	to	$13.39820	$18,217	0.00%	1.90%	to	2.85%	-0.26%	to	0.75%
December 31, 2013	1,883	$11.25098	to	$13.29882	$21,676	0.00%	1.90%	to	2.85%	-5.90%	to	-4.95%
December 31, 2012	1,799	$11.95683	to	$13.99125	$21,894	0.49%	1.90%	to	2.85%	2.70%	to	3.74%
December 31, 2011	1,787	$11.64275	to	$13.48663	$21,049	0.16%	1.90%	to	2.85%	10.35%	to	11.47%

	AST Bond Portfolio 2019
December 31, 2015	111	$11.24496	to	$13.16031	$1,305	0.00%	1.90%	to	2.85%	-1.81%	to	-0.85%
December 31, 2014	95	$11.45215	to	$13.30075	$1,131	0.00%	1.90%	to	2.85%	1.29%	to	2.28%
December 31, 2013	159	$11.30601	to	$13.03100	$1,846	0.00%	1.90%	to	2.85%	-7.54%	to	-6.64%
December 31, 2012	183	$12.22857	to	$13.98700	$2,283	0.31%	1.90%	to	2.85%	2.84%	to	3.85%
December 31, 2011	0(1)	$13.49739	to	$13.62798	0 (1)	0.91%	1.90%	to	2.15%	13.54%	to	13.81%

	AST Global Real Estate Portfolio
December 31, 2015	571	$10.05428	to	$21.35711	$8,312	0.00%	0.55%	to	2.85%	-2.94%	to	5.49%
December 31, 2014	606	$10.85387	to	$21.79318	$9,050	0.00%	0.55%	to	2.85%	7.71%	to	13.30%
December 31, 2013	614	$10.08073	to	$19.50272	$8,308	0.00%	0.85%	to	2.85%	1.37%	to	3.46%
December 31, 2012	547	$10.79040	to	$19.05468	$7,170	1.45%	1.00%	to	2.85%	23.19%	to	25.55%
December 31, 2011	334	$8.72255	to	$15.32029	$3,472	2.28%	1.15%	to	2.85%	-7.74%	to	-6.12%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2015	2,518	$6.90859	to	$12.06351	$20,210	0.00%	0.55%	to	2.85%	-19.10%	to	0.59%
December 31, 2014	2,742	$8.36743	to	$14.76931	$26,823	0.00%	0.55%	to	2.85%	-7.40%	to	-5.21%
December 31, 2013	2,763	$8.85375	to	$15.79714	$28,800	0.00%	0.55%	to	2.85%	-2.63%	to	-0.33%
December 31, 2012	2,458	$8.90982	to	$16.06935	$26,031	1.10%	0.55%	to	2.85%	14.56%	to	17.28%
December 31, 2011	1,592	$7.61998	to	$13.89229	$14,499	0.94%	0.55%	to	2.85%	-23.87%	to	-20.71%

A104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2015	1,530	$9.84065	to	$23.76601	$26,257	0.00%	0.55%	to	2.85%	-8.19%	to	2.45%
December 31, 2014	1,619	$10.75944	to	$25.63821	$30,102	0.00%	0.55%	to	2.70%	4.30%	to	7.79%
December 31, 2013	1,579	$12.69230	to	$24.38308	$28,052	0.00%	0.55%	to	2.70%	29.72%	to	38.05%
December 31, 2012	1,525	$10.52515	to	$17.90792	$19,892	0.48%	0.55%	to	2.70%	12.56%	to	15.05%
December 31, 2011	959	$9.17568	to	$15.78149	$11,040	0.50%	0.55%	to	2.70%	-7.35%	to	0.75%

	AST Schroders Global Tactical Portfolio
December 31, 2015	33,211	$9.85594	to	$17.62315	$448,405	0.00%	0.55%	to	2.85%	-3.77%	to	-1.49%
December 31, 2014	20,067	$11.73808	to	$18.13826	$281,553	0.00%	0.55%	to	2.85%	2.84%	to	5.28%
December 31, 2013	18,974	$11.25123	to	$17.46806	$258,398	0.00%	0.55%	to	2.85%	13.73%	to	17.41%
December 31, 2012	15,190	$9.90321	to	$15.08440	$179,781	0.45%	0.55%	to	2.85%	12.59%	to	15.27%
December 31, 2011	7,911	$8.75838	to	$13.26883	$81,484	0.29%	0.55%	to	2.85%	-8.49%	to	-2.93%

	AST RCM World Trends Portfolio
December 31, 2015	31,704	$10.92944	to	$15.22173	$387,734	0.00%	0.55%	to	2.85%	-3.01%	to	-0.72%
December 31, 2014	27,104	$11.21041	to	$15.54433	$341,955	0.00%	0.55%	to	2.85%	2.14%	to	4.56%
December 31, 2013	25,218	$10.83902	to	$15.07275	$310,506	0.00%	0.55%	to	2.85%	9.24%	to	11.82%
December 31, 2012	21,004	$9.89825	to	$13.66670	$235,725	0.52%	0.55%	to	2.85%	7.13%	to	9.68%
December 31, 2011	11,121	$9.20021	to	$12.63456	$114,175	0.40%	0.55%	to	2.85%	-6.86%	to	-2.36%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2015	12,956	$11.43224	to	$17.17857	$172,310	0.00%	0.55%	to	2.85%	-3.87%	to	-1.59%
December 31, 2014	12,870	$11.72319	to	$17.69896	$177,267	0.00%	0.55%	to	2.85%	3.33%	to	5.78%
December 31, 2013	12,110	$11.18390	to	$16.96442	$161,361	0.00%	0.55%	to	2.85%	12.87%	to	15.64%
December 31, 2012	9,458	$10.49066	to	$14.87346	$111,417	0.43%	0.55%	to	2.85%	10.34%	to	12.96%
December 31, 2011	4,964	$9.31537	to	$13.35045	$52,174	0.34%	0.55%	to	2.85%	-6.67%	to	-1.12%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2015	14,934	$10.54112	to	$14.63787	$175,525	0.00%	0.55%	to	2.85%	-3.73%	to	-1.45%
December 31, 2014	15,715	$10.79436	to	$15.06034	$190,576	0.00%	0.55%	to	2.85%	1.08%	to	3.47%
December 31, 2013	14,493	$10.52772	to	$14.75766	$174,100	0.00%	0.55%	to	2.85%	6.36%	to	9.22%
December 31, 2012	12,412	$10.28497	to	$13.69989	$139,813	0.56%	0.55%	to	2.85%	6.99%	to	9.52%
December 31, 2011	8,325	$9.41906	to	$12.68275	$86,341	0.47%	0.55%	to	2.85%	-5.72%	to	-1.05%

	AST FI Pyramis Asset Allocation Portfolio (expired October 16, 2015)
December 31, 2015	—	$11.85274	to	$17.14511	$—	0.00%	0.55%	to	2.85%	-1.21%	to	0.64%
December 31, 2014	16,378	$11.86300	to	$17.22400	$225,855	0.00%	0.55%	to	2.85%	2.71%	to	5.14%
December 31, 2013	13,958	$11.38633	to	$16.60998	$188,038	0.00%	0.55%	to	2.85%	15.36%	to	18.57%
December 31, 2012	10,344	$10.36964	to	$14.20334	$120,257	0.48%	0.55%	to	2.85%	10.39%	to	13.01%
December 31, 2011	5,117	$9.32332	to	$12.74316	$53,097	0.22%	0.55%	to	2.85%	-5.25%	to	-3.01%

	ProFund VP Consumer Services
December 31, 2015	11	$21.39661	to	$21.39661	$236	0.00%	1.50%	to	1.50%	3.14%	to	3.14%
December 31, 2014	13	$20.74470	to	$20.74470	$279	0.00%	0.55%	to	1.50%	10.80%	to	11.84%
December 31, 2013	21	$18.72284	to	$20.07642	$388	0.26%	0.55%	to	1.50%	37.80%	to	39.10%
December 31, 2012	24	$13.58666	to	$13.58666	$330	0.00%	1.50%	to	1.50%	20.29%	to	20.29%
December 31, 2011	28	$11.29470	to	$11.29470	$318	0.00%	1.50%	to	1.50%	3.94%	to	3.94%

	ProFund VP Consumer Goods Portfolio
December 31, 2015	7	$17.26330	to	$17.26330	$113	1.06%	1.50%	to	1.50%	2.62%	to	2.62%
December 31, 2014	8	$16.82194	to	$16.82194	$134	0.70%	0.55%	to	1.50%	8.60%	to	9.62%
December 31, 2013	14	$15.49003	to	$15.49003	$221	0.86%	1.50%	to	1.50%	26.55%	to	26.55%
December 31, 2012	25	$12.23984	to	$12.23984	$310	0.87%	1.50%	to	1.50%	9.22%	to	9.22%
December 31, 2011	28	$11.20680	to	$11.20680	$309	1.28%	1.50%	to	1.50%	5.37%	to	5.37%

	ProFund VP Financials
December 31, 2015	32	$9.29459	to	$15.80683	$325	0.34%	0.55%	to	1.90%	-3.33%	to	-2.04%
December 31, 2014	33	$9.87092	to	$9.87092	$323	0.21%	0.55%	to	2.10%	10.59%	to	12.30%
December 31, 2013	46	$8.58077	to	$8.87284	$409	0.43%	1.50%	to	2.10%	29.36%	to	30.13%
December 31, 2012	69	$6.63308	to	$6.81861	$469	0.10%	1.50%	to	2.10%	22.16%	to	22.88%
December 31, 2011	83	$5.42982	to	$5.54883	$461	0.00%	1.50%	to	2.10%	-15.60%	to	-15.10%

A105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Health Care
December 31, 2015	16	$21.70136	to	$22.70228	$358	0.00%	0.55%	to	1.50%	3.47%	to	4.45%
December 31, 2014	17	$20.97331	to	$20.97331	$347	0.08%	0.55%	to	2.10%	21.16%	to	23.02%
December 31, 2013	23	$16.64400	to	$17.20941	$399	0.35%	1.50%	to	2.10%	36.88%	to	37.69%
December 31, 2012	30	$12.15913	to	$12.49836	$375	0.39%	1.50%	to	2.10%	14.98%	to	15.67%
December 31, 2011	34	$10.57454	to	$10.80547	$367	0.31%	1.50%	to	2.10%	7.85%	to	8.49%

	ProFund VP Industrials
December 31, 2015	17	$13.13225	to	$13.53497	$231	0.10%	1.50%	to	1.90%	-5.22%	to	-4.85%
December 31, 2014	20	$13.85579	to	$14.22444	$283	0.27%	1.50%	to	1.90%	3.61%	to	4.02%
December 31, 2013	19	$13.67512	to	$13.67512	$255	0.55%	1.50%	to	1.50%	36.15%	to	36.15%
December 31, 2012	31	$10.04439	to	$10.04439	$315	0.26%	1.50%	to	1.50%	14.09%	to	14.09%
December 31, 2011	33	$8.80429	to	$8.80429	$289	0.28%	1.50%	to	1.50%	-3.23%	to	-3.23%

	ProFund VP Mid-Cap Growth
December 31, 2015	6	$15.42651	to	$15.42651	$91	0.00%	1.50%	to	1.50%	-1.20%	to	-1.20%
December 31, 2014	3	$15.61362	to	$15.61362	$42	0.00%	0.55%	to	2.10%	3.71%	to	5.31%
December 31, 2013	6	$14.47394	to	$14.96601	$90	0.00%	1.50%	to	2.10%	27.84%	to	28.60%
December 31, 2012	10	$11.32177	to	$11.63796	$119	0.00%	1.50%	to	2.10%	13.00%	to	13.67%
December 31, 2011	9	$10.01888	to	$10.23808	$87	0.00%	1.50%	to	2.10%	-4.89%	to	-4.33%

	ProFund VP Mid-Cap Value
December 31, 2015	1	$13.75676	to	$13.75676	$17	0.15%	1.50%	to	1.50%	-9.58%	to	-9.58%
December 31, 2014	2	$15.21446	to	$15.21446	$30	0.12%	1.50%	to	1.50%	8.56%	to	8.56%
December 31, 2013	4	$14.01527	to	$14.01527	$54	0.34%	1.50%	to	1.50%	30.21%	to	30.21%
December 31, 2012	6	$10.76386	to	$10.76386	$70	0.15%	1.50%	to	1.50%	14.84%	to	14.84%
December 31, 2011	9	$9.37296	to	$9.44100	$81	0.15%	1.30%	to	1.50%	-5.34%	to	-5.16%

	ProFund VP Real Estate
December 31, 2015	10	$11.86730	to	$17.45217	$122	0.65%	0.55%	to	1.90%	-1.55%	to	-0.23%
December 31, 2014	13	$12.05366	to	$12.37455	$155	1.51%	0.55%	to	1.90%	22.69%	to	24.33%
December 31, 2013	14	$9.82468	to	$10.04669	$144	1.36%	1.50%	to	1.90%	-1.77%	to	-1.39%
December 31, 2012	14	$10.00220	to	$10.18798	$144	2.57%	1.50%	to	1.90%	14.98%	to	15.44%
December 31, 2011	12	$8.69881	to	$8.82559	$110	0.00%	1.50%	to	1.90%	2.80%	to	3.20%

	ProFund VP Small-Cap Growth
December 31, 2015	6	$16.11320	to	$16.11320	$98	0.00%	1.50%	to	1.50%	-0.32%	to	-0.32%
December 31, 2014	3	$16.16532	to	$16.16532	$55	0.00%	1.50%	to	1.50%	0.66%	to	0.66%
December 31, 2013	5	$16.05873	to	$18.52593	$87	0.00%	0.55%	to	1.50%	38.35%	to	39.65%
December 31, 2012	3	$11.60725	to	$11.60725	$32	0.00%	1.50%	to	1.50%	10.82%	to	10.82%
December 31, 2011	2	$10.47427	to	$10.55029	$26	0.00%	1.30%	to	1.50%	-0.21%	to	-0.02%

	ProFund VP Small-Cap Value
December 31, 2015	5	$14.16986	to	$16.12404	$75	0.00%	0.55%	to	1.50%	-9.63%	to	-8.78%
December 31, 2014	1	$15.68046	to	$15.68046	$15	0.00%	0.55%	to	1.50%	4.25%	to	5.23%
December 31, 2013	1	$15.04112	to	$16.79752	$15	0.22%	0.55%	to	1.50%	35.64%	to	36.92%
December 31, 2012	2	$11.08892	to	$11.08892	$20	0.00%	1.50%	to	1.50%	14.44%	to	14.44%
December 31, 2011	2	$9.68994	to	$9.68994	$19	0.00%	1.50%	to	1.50%	-5.52%	to	-5.52%

	ProFund VP Telecommunications
December 31, 2015	7	$11.05472	to	$11.05472	$79	1.77%	1.50%	to	1.50%	0.02%	to	0.02%
December 31, 2014	9	$11.05227	to	$11.05227	$102	4.37%	0.55%	to	1.50%	-0.92%	to	0.01%
December 31, 2013	16	$11.15492	to	$11.15492	$174	2.94%	1.50%	to	1.50%	10.41%	to	10.41%
December 31, 2012	24	$10.10290	to	$10.10290	$247	4.12%	1.50%	to	1.50%	14.79%	to	14.79%
December 31, 2011	29	$8.80105	to	$8.80105	$255	2.96%	1.50%	to	1.50%	0.36%	to	0.36%

	ProFund VP Utilities
December 31, 2015	7	$11.99668	to	$16.60493	$79	2.27%	0.55%	to	1.50%	-7.79%	to	-6.92%
December 31, 2014	9	$13.00966	to	$13.00966	$115	1.72%	0.55%	to	1.90%	23.54%	to	25.19%
December 31, 2013	18	$10.25797	to	$10.48966	$184	2.59%	1.50%	to	1.90%	11.20%	to	11.64%
December 31, 2012	23	$9.22480	to	$9.39609	$212	2.71%	1.50%	to	1.90%	-1.73%	to	-1.34%
December 31, 2011	27	$9.38722	to	$9.52393	$259	2.51%	1.50%	to	1.90%	15.32%	to	15.78%

A106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Large-Cap Growth
December 31, 2015	17	$15.83242	to	$15.83242	$274	0.00%	1.50%	to	1.50%	2.22%	to	2.22%
December 31, 2014	7	$15.48812	to	$15.48812	$103	0.12%	1.50%	to	2.10%	10.61%	to	11.26%
December 31, 2013	3	$13.46336	to	$16.49009	$48	0.39%	0.55%	to	2.10%	27.98%	to	29.95%
December 31, 2012	5	$10.52001	to	$10.81361	$49	0.07%	1.50%	to	2.10%	10.40%	to	11.05%
December 31, 2011	4	$9.52935	to	$9.73772	$37	0.00%	1.50%	to	2.10%	1.01%	to	1.61%

	ProFund VP Large-Cap Value
December 31, 2015	12	$11.88471	to	$11.88471	$144	0.55%	1.50%	to	1.50%	-6.14%	to	-6.14%
December 31, 2014	3	$12.66256	to	$12.66256	$40	0.65%	1.50%	to	1.50%	8.84%	to	8.84%
December 31, 2013	6	$11.63395	to	$11.63395	$73	0.88%	1.50%	to	1.50%	27.97%	to	27.97%
December 31, 2012	8	$9.09087	to	$9.09087	$75	0.76%	1.50%	to	1.50%	13.71%	to	13.71%
December 31, 2011	18	$7.99461	to	$7.99461	$141	0.76%	1.50%	to	1.50%	-2.74%	to	-2.74%

	AST Bond Portfolio 2020
December 31, 2015	365	$10.96546	to	$12.32133	$4,432	0.00%	1.90%	to	2.85%	-1.37%	to	-0.37%
December 31, 2014	282	$11.03272	to	$12.37107	$3,446	0.00%	1.90%	to	2.85%	3.13%	to	4.14%
December 31, 2013	380	$10.61606	to	$11.87901	$4,467	0.00%	1.30%	to	2.85%	-9.18%	to	-7.72%
December 31, 2012	11	$11.60016	to	$12.95314	$135	0.58%	1.30%	to	2.55%	3.67%	to	4.95%
December 31, 2011	66	$11.06416	to	$12.41953	$746	1.13%	1.30%	to	2.55%	15.73%	to	17.15%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2015	619	$9.46149	to	$16.24741	$8,869	0.00%	0.55%	to	2.45%	-7.10%	to	4.05%
December 31, 2014	717	$13.25293	to	$17.10034	$10,969	0.00%	0.55%	to	2.45%	7.56%	to	9.66%
December 31, 2013	694	$12.19594	to	$15.68669	$9,817	0.00%	0.55%	to	2.45%	24.20%	to	30.71%
December 31, 2012	557	$9.54913	to	$12.07266	$6,101	0.42%	0.55%	to	2.45%	10.46%	to	12.61%
December 31, 2011	339	$8.50545	to	$10.78439	$3,336	0.33%	0.55%	to	2.45%	-14.75%	to	-6.39%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2015	1,078	$10.67760	to	$20.70893	$20,138	0.00%	0.55%	to	2.70%	7.65%	to	11.41%
December 31, 2014	972	$11.27625	to	$18.90555	$16,897	0.00%	0.55%	to	2.70%	6.55%	to	13.75%
December 31, 2013	879	$13.00723	to	$17.33075	$14,245	0.00%	0.55%	to	2.70%	32.55%	to	35.74%
December 31, 2012	876	$10.54999	to	$12.84306	$10,610	0.00%	0.55%	to	2.70%	12.07%	to	14.55%
December 31, 2011	435	$10.49190	to	$11.27814	$4,657	0.00%	0.55%	to	2.70%	-2.05%	to	0.11%

	AST Bond Portfolio 2017
December 31, 2015	1,166	$10.59734	to	$11.21325	$12,879	0.00%	1.90%	to	2.85%	-2.69%	to	-1.74%
December 31, 2014	991	$10.89015	to	$11.41153	$11,150	0.00%	1.90%	to	2.85%	-1.46%	to	-0.50%
December 31, 2013	1,177	$11.05171	to	$11.46858	$13,346	0.00%	1.90%	to	2.85%	-4.85%	to	-3.92%
December 31, 2012	1,847	$11.61498	to	$11.93630	$21,847	0.52%	1.90%	to	2.85%	2.12%	to	3.12%
December 31, 2011	1,836	$11.37404	to	$11.57526	$21,132	0.04%	1.90%	to	2.85%	8.24%	to	9.30%

	AST Bond Portfolio 2021
December 31, 2015	1,175	$12.10885	to	$13.22852	$14,680	0.00%	1.75%	to	2.85%	-1.12%	to	0.03%
December 31, 2014	1,066	$12.24566	to	$13.22419	$13,414	0.00%	1.75%	to	2.85%	4.61%	to	5.83%
December 31, 2013	732	$11.70587	to	$12.61919	$8,756	0.00%	1.50%	to	2.85%	-9.65%	to	-8.38%
December 31, 2012	2,129	$12.95637	to	$13.85470	$28,167	0.78%	1.30%	to	2.85%	3.75%	to	5.42%
December 31, 2011	2,642	$12.48861	to	$13.14210	$33,532	0.06%	1.30%	to	2.85%	16.88%	to	18.76%

	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2015	3	$15.17320	to	$15.63069	$39	4.26%	1.50%	to	1.75%	0.54%	to	0.78%
December 31, 2014	3	$15.09234	to	$15.50925	$42	3.01%	1.50%	to	1.75%	-6.93%	to	-6.70%
December 31, 2013	3	$16.21604	to	$16.62307	$52	0.95%	1.50%	to	1.75%	17.88%	to	18.17%
December 31, 2012	16	$13.75687	to	$14.06753	$220	1.65%	1.50%	to	1.75%	11.72%	to	12.00%
December 31, 2011	17	$12.31349	to	$12.56056	$206	0.63%	1.50%	to	1.75%	-14.29%	to	-14.08%

	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2015	106	$3.04226	to	$3.14141	$324	0.00%	1.50%	to	1.75%	-0.13%	to	0.12%
December 31, 2014	106	$3.04612	to	$3.13770	$324	0.00%	1.50%	to	1.75%	2.30%	to	2.55%
December 31, 2013	107	$2.97767	to	$3.05971	$318	0.32%	1.50%	to	1.75%	37.81%	to	38.15%
December 31, 2012	169	$2.16078	to	$2.21481	$365	0.00%	1.50%	to	1.75%	18.68%	to	18.97%
December 31, 2011	179	$1.82068	to	$1.86164	$326	0.00%	1.50%	to	1.75%	-6.99%	to	-6.75%

A107

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Small Cap Value Portfolio (Class 1)
December 31, 2015	4	$12.40617	to	$12.57408	$50	0.57%	1.50%	to	1.75%	-11.89%	to	-11.67%
December 31, 2014	4	$14.07991	to	$14.23536	$62	0.62%	1.50%	to	1.75%	2.83%	to	3.09%
December 31, 2013	5	$13.69207	to	$13.80927	$65	0.95%	1.50%	to	1.75%	13.05%	to	13.33%
December 31, 2012	5	$12.11133	to	$12.18494	$63	1.15%	1.50%	to	1.75%	12.36%	to	12.64%
December 31, 2011	6	$10.77879	to	$10.81752	$61	0.89%	1.50%	to	1.75%	-8.65%	to	-8.43%

	AST Bond Portfolio 2022 (available January 3, 2011)
December 31, 2015	924	$11.40334	to	$12.35246	$10,940	0.00%	1.30%	to	2.85%	-0.81%	to	0.79%
December 31, 2014	815	$11.49686	to	$12.25614	$9,669	0.00%	1.30%	to	2.85%	7.22%	to	8.95%
December 31, 2013	1,150	$10.72225	to	$11.24906	$12,611	0.00%	1.30%	to	2.85%	-12.32%	to	-10.90%
December 31, 2012	1,737	$12.22859	to	$12.62575	$21,559	0.03%	1.30%	to	2.85%	2.83%	to	4.49%
December 31, 2011	1,302	$11.89255	to	$12.08351	$15,604	0.00%	1.30%	to	2.85%	18.93%	to	20.84%

	AST Quantitative Modeling Portfolio (available May 2, 2011)
December 31, 2015	1,494	$10.11339	to	$12.95739	$17,788	0.00%	0.55%	to	2.40%	-2.20%	to	4.38%
December 31, 2014	471	$10.54716	to	$13.00950	$5,511	0.00%	0.55%	to	2.15%	4.26%	to	5.92%
December 31, 2013	36	$11.59795	to	$12.03673	$425	0.00%	1.30%	to	2.15%	17.54%	to	20.81%
December 31, 2012	7	$9.88459	to	$9.96370	$74	0.04%	1.30%	to	1.80%	11.15%	to	11.69%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2015	12,009	$10.40043	to	$11.40201	$129,616	0.00%	0.55%	to	2.55%	-5.41%	to	-3.53%
December 31, 2014	11,411	$10.99564	to	$11.81961	$129,184	0.00%	0.55%	to	2.55%	2.29%	to	4.32%
December 31, 2013	10,680	$10.68726	to	$11.33041	$117,339	0.00%	0.55%	to	2.70%	7.86%	to	10.24%
December 31, 2012	8,594	$9.95090	to	$10.27765	$86,714	0.46%	0.55%	to	2.45%	9.15%	to	11.28%
December 31, 2011	4,835	$9.12583	to	$9.21697	$44,314	0.00%	0.85%	to	2.35%	-8.74%	to	-7.82%

	Wells Fargo VT Opportunity Fund (Class 1) (available August 26, 2011)
December 31, 2015	10	$16.28944	to	$16.46467	$163	0.40%	1.50%	to	1.75%	-4.52%	to	-4.28%
December 31, 2014	10	$17.06026	to	$17.20149	$179	0.30%	1.50%	to	1.75%	8.80%	to	9.07%
December 31, 2013	11	$15.68076	to	$15.77168	$175	0.40%	1.50%	to	1.75%	28.74%	to	29.06%
December 31, 2012	17	$12.18018	to	$12.22072	$210	0.54%	1.50%	to	1.75%	13.81%	to	14.09%
December 31, 2011	25	$10.70255	to	$10.71170	$268	0.00%	1.50%	to	1.75%	4.69%	to	4.78%

	AST Prudential Core Bond Portfolio (available October 31, 2011)
December 31, 2015	1,336	$9.83668	to	$10.92367	$14,106	0.00%	0.55%	to	2.70%	-2.96%	to	-0.82%
December 31, 2014	1,020	$10.12124	to	$11.01361	$10,901	0.00%	0.55%	to	2.70%	2.75%	to	5.48%
December 31, 2013	751	$9.68326	to	$10.37327	$7,694	0.00%	0.85%	to	2.50%	-4.70%	to	-3.14%
December 31, 2012	643	$10.50845	to	$10.70984	$6,835	0.17%	0.85%	to	2.50%	4.49%	to	6.20%
December 31, 2011	36	$10.06003	to	$10.07683	$360	0.00%	1.30%	to	2.25%	0.42%	to	0.58%

	AST Neuberger Berman Core Bond Portfolio (available October 31, 2011) (expired October 16, 2015)
December 31, 2015	—	$9.75124	to	$10.69949	$—	0.00%	0.55%	to	2.85%	-1.23%	to	0.61%
December 31, 2014	497	$9.87300	to	$10.63422	$5,099	0.00%	0.55%	to	2.85%	2.09%	to	4.57%
December 31, 2013	588	$9.66002	to	$10.10259	$5,832	0.00%	0.85%	to	2.35%	-5.12%	to	-3.66%
December 31, 2012	349	$10.31269	to	$10.48627	$3,621	0.23%	0.85%	to	2.25%	2.51%	to	3.98%
December 31, 2011	44	$10.06278	to	$10.07694	$444	0.00%	1.30%	to	2.10%	0.35%	to	0.48%

	AST Bond Portfolio 2023 (available January 3, 2012)
December 31, 2015	97	$9.79799	to	$10.44565	$982	0.00%	1.30%	to	2.85%	-0.22%	to	1.39%
December 31, 2014	1,493	$9.81954	to	$10.30246	$14,973	0.00%	1.30%	to	2.85%	9.41%	to	11.17%
December 31, 2013	3,733	$8.97494	to	$9.26704	$34,013	0.00%	1.30%	to	2.85%	-12.76%	to	-11.35%
December 31, 2012	376	$10.28760	to	$10.45376	$3,908	0.00%	1.30%	to	2.85%	2.88%	to	4.54%

	AST Franklin Templeton Founding Funds Allocation Portfolio (available April 30, 2012) (expired October 16, 2015)
December 31, 2015	—	$11.44832	to	$13.15825	$—	0.00%	0.85%	to	2.85%	-5.11%	to	-3.56%
December 31, 2014	20,694	$11.92878	to	$13.64462	$276,282	0.00%	0.85%	to	2.85%	0.24%	to	2.30%
December 31, 2013	21,362	$11.73153	to	$13.33778	$280,960	0.00%	0.85%	to	2.85%	19.00%	to	23.41%
December 31, 2012	19,511	$10.65915	to	$10.80738	$209,728	0.00%	0.85%	to	2.85%	6.62%	to	8.08%

	AST New Discovery Asset Allocation Portfolio (available April 30, 2012)
December 31, 2015	4,408	$11.40064	to	$12.63270	$52,607	0.00%	0.55%	to	2.85%	-4.06%	to	-1.78%
December 31, 2014	4,050	$11.71380	to	$12.86226	$49,993	0.00%	0.55%	to	2.85%	2.14%	to	4.56%
December 31, 2013	3,288	$11.30516	to	$12.30125	$39,476	0.00%	0.55%	to	2.85%	14.35%	to	18.26%
December 31, 2012	2,285	$10.23818	to	$10.40185	$23,601	0.95%	0.55%	to	2.85%	2.41%	to	4.02%

A108

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Western Asset Emerging Markets Debt Portfolio (available August 20, 2012)
December 31, 2015	36	$8.65469	to	$9.95247	$326	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	25	$9.10774	to	$9.70400	$234	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	12	$9.16475	to	$9.42915	$111	0.00%	1.30%	to	1.95%	-9.33%	to	-8.03%
December 31, 2012	7	$10.38171	to	$10.39933	$68	0.00%	1.30%	to	1.75%	3.83%	to	4.00%

	AST MFS Large-Cap Value Portfolio (available August 20, 2012)
December 31, 2015	571	$10.18463	to	$14.82181	$8,033	0.00%	0.55%	to	2.85%	-3.55%	to	6.06%
December 31, 2014	126	$10.95451	to	$15.01238	$1,827	0.00%	0.55%	to	2.30%	7.68%	to	9.61%
December 31, 2013	101	$12.28936	to	$13.63955	$1,362	0.00%	0.85%	to	2.30%	25.05%	to	33.36%
December 31, 2012	4	$10.18909	to	$10.21028	$40	0.00%	1.30%	to	1.85%	1.91%	to	2.11%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2015	71	$9.62765	to	$10.10096	$704	0.00%	1.30%	to	2.85%	-0.09%	to	1.52%
December 31, 2014	966	$9.63637	to	$9.94961	$9,468	0.00%	1.30%	to	2.85%	11.33%	to	13.12%
December 31, 2013	1,035	$8.65594	to	$8.79557	$9,045	0.00%	1.30%	to	2.85%	-13.44%	to	-12.04%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	31	$7.93315	to	$8.26760	$251	0.00%	0.55%	to	1.90%	-17.13%	to	-15.99%
December 31, 2014	15	$9.57322	to	$9.85401	$150	0.00%	0.55%	to	1.90%	-4.97%	to	-2.14%
December 31, 2013	5	$10.07351	to	$10.14041	$53	0.00%	1.15%	to	1.90%	0.75%	to	1.41%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2015	440	$10.36052	to	$12.75751	$5,391	0.00%	0.55%	to	2.70%	-6.18%	to	7.54%
December 31, 2014	411	$11.05572	to	$13.30316	$5,342	0.00%	0.55%	to	2.70%	9.84%	to	12.98%
December 31, 2013	163	$11.55659	to	$11.74413	$1,895	0.00%	0.85%	to	2.70%	15.59%	to	17.45%

	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	44	$7.52225	to	$9.72726	$346	0.00%	0.55%	to	1.70%	-18.26%	to	1.94%
December 31, 2014	16	$9.23266	to	$9.85996	$147	0.00%	0.55%	to	1.55%	-3.95%	to	-2.01%
December 31, 2013	1	$9.61277	to	$9.61912	$13	0.00%	1.45%	to	1.55%	-3.86%	to	-3.80%

	AST Multi-Sector Fixed Income Portfolio (available February 25, 2013)
December 31, 2015	60,419	$9.86464	to	$10.09622	$596,025	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	34,124	$10.37423	to	$10.53178	$354,014	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	10,228	$9.51265	to	$9.57903	$97,295	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013)
December 31, 2015	2,097	$10.32010	to	$10.86804	$22,171	0.00%	0.55%	to	2.45%	-2.18%	to	-0.28%
December 31, 2014	1,565	$10.55060	to	$10.89838	$16,755	0.00%	0.55%	to	2.45%	1.04%	to	3.01%
December 31, 2013	731	$10.44187	to	$10.55835	$7,677	0.00%	0.85%	to	2.45%	4.44%	to	5.59%

	AST Franklin Templeton Founding Funds Plus Portfolio (available April 29, 2013) (expired October 16, 2015)
December 31, 2015	—	$10.10271	to	$10.70465	$—	0.00%	0.55%	to	2.85%	-5.47%	to	-3.70%
December 31, 2014	4,856	$10.68749	to	$11.11626	$53,046	0.00%	0.55%	to	2.85%	-0.36%	to	1.99%
December 31, 2013	2,011	$10.75656	to	$10.87654	$21,750	0.00%	0.85%	to	2.45%	7.59%	to	8.77%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013)
December 31, 2015	2,429	$9.62758	to	$10.05692	$23,950	0.00%	0.85%	to	2.45%	-2.55%	to	-0.95%
December 31, 2014	1,980	$9.87909	to	$10.15307	$19,831	0.00%	0.85%	to	2.45%	2.53%	to	4.21%
December 31, 2013	779	$9.63552	to	$9.74308	$7,550	0.00%	0.85%	to	2.45%	-3.63%	to	-2.56%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	27	$10.31617	to	$13.35121	$355	0.00%	0.55%	to	1.90%	-0.21%	to	7.26%
December 31, 2014	35	$11.15982	to	$13.19717	$456	0.00%	0.55%	to	1.85%	11.08%	to	12.55%
December 31, 2013	74	$11.65345	to	$11.70178	$857	0.00%	0.85%	to	1.45%	16.55%	to	17.03%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	24	$10.44196	to	$13.61715	$311	0.00%	0.55%	to	1.90%	-0.39%	to	8.62%
December 31, 2014	13	$11.16782	to	$13.48446	$170	0.00%	0.55%	to	1.50%	11.23%	to	14.61%
December 31, 2013	0(1)	$11.69306	to	$11.69306	$3	0.00%	1.45%	to	1.45%	16.94%	to	16.94%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2015	2,806	$11.08056	to	$11.44066	$31,560	0.00%	1.30%	to	2.85%	-0.91%	to	0.69%
December 31, 2014	288	$11.19944	to	$11.36236	$3,246	0.00%	1.30%	to	2.70%	11.99%	to	13.62%

A109

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2015	3,680	$10.43320	to	$10.71721	$38,695	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	1,715	$10.48352	to	$10.61730	$18,044	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2015	276	$10.04789	to	$10.12253	$2,782	0.00%	0.55%	to	0.83%	-1.79%	to	4.89%
December 31, 2014	82	$10.23141	to	$10.25115	$837	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2015	430	$10.06579	to	$10.28399	$4,400	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	159	$10.34076	to	$10.36085	$1,649	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2015	540	$9.95940	to	$10.49212	$5,627	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	104	$10.52974	to	$10.55012	$1,101	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014)
December 31, 2015	494	$9.46604	to	$9.87073	$4,724	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	100	$9.95303	to	$9.97233	$995	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2015	183	$9.26287	to	$9.95233	$1,707	0.00%	0.55%	to	0.73%	-4.35%	to	0.93%
December 31, 2014	44	$9.68459	to	$9.69330	$430	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2015	135	$10.04261	to	$10.08586	$1,362	0.00%	0.55%	to	0.73%	-2.12%	to	4.46%
December 31, 2014	27	$10.28185	to	$10.29105	$274	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2015	264	$9.77179	to	$9.84441	$2,594	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	123	$10.01270	to	$10.03217	$1,230	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2015	17	$9.08497	to	$10.06741	$155	0.00%	0.55%	to	0.86%	-6.38%	to	-3.25%
December 31, 2014	4	$9.70452	to	$9.71324	$40	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2015	54	$9.26283	to	$9.28317	$505	0.00%	0.55%	to	0.68%	-10.95%	to	-10.83%
December 31, 2014	7	$10.40129	to	$10.41061	$68	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST Goldman Sachs Strategic Income Portfolio (available April 28, 2014)
December 31, 2015	20	$9.44066	to	$9.85997	$185	0.00%	0.55%	to	0.73%	-2.92%	to	-0.98%
December 31, 2014	9	$9.72436	to	$9.73320	$91	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2015	789	$9.65663	to	$9.77688	$7,654	0.00%	0.85%	to	1.95%	-2.84%	to	-1.75%
December 31, 2014	5	$9.94406	to	$9.94406	$49	0.00%	1.45%	to	1.45%	-0.55%	to	-0.55%

	AST Bond Portfolio 2026 (Available January 2, 2015)
December 31, 2015	382	$9.83155	to	$9.99012	$3,786	0.00%	1.30%	to	2.85%	-1.68%	to	-0.10%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2015	30	$9.91954	to	$10.05358	$298	0.00%	0.55%	to	0.86%	-0.90%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2015	4	$10.11344	to	$10.11344	$40	0.00%	0.55%	to	0.55%	1.14%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2015	3	$9.43510	to	$9.43510	$26	0.00%	0.55%	to	0.55%	-5.64%	to	-5.64%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2015	19	$10.09710	to	$10.10343	$194	0.00%	0.55%	to	0.68%	0.98%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2015	16	$9.53894	to	$9.83983	$157	0.00%	0.55%	to	0.73%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2015	7	$9.38940	to	$9.39520	$66	0.00%	0.55%	to	0.68%	-6.10%	to	-6.04%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2015	6	$9.30695	to	$9.30695	$57	0.00%	0.55%	to	0.55%	-7.60%	to	-7.60%

A110

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2015	57	$9.64856	to	$9.79147	$555	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2015	12	$9.70442	to	$10.01474	$116	0.00%	0.55%	to	0.73%	-2.95%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2015	39	$9.61469	to	$9.87115	$383	0.00%	0.55%	to	0.73%	-3.85%	to	0.79%

	AST IVY Asset Strategy Portfolio (available July 13, 2015)
December 31, 2015	50	$9.13025	to	$10.03927	$462	0.00%	0.55%	to	0.86%	-8.69%	to	3.12%

	Blackrock Global Allocation V.I. Fund (Class 3) (available August 24, 2015)
December 31, 2015	143	$9.95939	to	$9.97066	$1,424	1.44%	0.55%	to	0.86%	1.58%	to	1.70%

	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2015	54	$9.98314	to	$9.98970	$534	5.36%	0.55%	to	0.73%	2.00%	to	2.07%

________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.

(2)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

A111

Note 7:	Financial Highlights (Continued)

B.	Administration Charge

The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

The following are the combined mortality risk, expense risk, and administration charges of the respective Contracts.

Asset-Based Charge Level	Description of When Applicable
0.55%	Premier Investment Variable Annuity B Series - No Optional Benefits
0.55%	Premier Retirement Advisor – No Optional Benefits
0.68%	Premier Investment Variable Annuity C Series – No Optional Benefits
0.70%	Premier Investment Variable Annuity B Series with Return of Premium Death Benefit (0.73% for Contracts issued on or after 8/24/2015)
0.83%	Premier Investment Variable Annuity C Series with Return of Premium Death Benefit (0.86% for Contracts issued on or after 8/24/2015)
0.85%	Premier Retirement Variable Annuity - No Optional Benefits
0.95%	Premier Bb Series – No Optional Benefits
Premier Retirement Advisor – With HAV
1.10%	Prudential Defined Income – No Optional Benefits
1.15%	Premier B Series – No Optional Benefits
Premier Retirement Advisor – With HD GRO II OR GRO Plus II
1.20%	Premier Bb Series with HAV
1.30%	Premier Bb Series - with HD GRO
Premier Retirement B – No Optional Benefits
1.35%	Discovery Choice Basic – No Optional Benefits
Premier Bb Series – with HAV
1.40%	No Optional Benefits
Discovery Select Variable Annuity
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor
Premier B Series with HAV
1.45%	Premier Bb with GMIB
Premier Retirement B Share – No Optional Benefits
Premier Retirement C – No Optional Benefits, after 9th anniversary (“Cliff” year)
Premier Retirement L – No Optional Benefits, after 9th anniversary (“Cliff” year)
1.50%	No Optional Benefits
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series
Premier B Series with HD GRO
1.52%	Strategic Partners Select GMDB with Step Up and Roll Up
1.55%	Premier X Series – No Optional Benefits
Premier B Series with HAV
Premier Bb Series with LT5 or HD5
Premier Bb Series with HD GRO

A112

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Premier Bb Series with HD GRO and HAV
Premier Retirement Advisor – With HAV and HD GRO II OR HAV and GRO Plus II
1.60%	No Optional Benefits
Strategic Partners FlexElite
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
1.65%	Discovery Choice Enhanced – No Optional Benefit
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor with GMDB with Step Up and Roll Up
1.70%	GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
GMDB with-Greater of Roll Up and Step Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
GMDB with Step Up and Roll Up
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
Premier Bb Series with SLT5 and GMIB and HAV
Premier Retirement B – With HAV
Premier Retirement L – No Optional Benefits
1.75%	Premier B Series with LT5 or HD5 or HD GRO
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier B Series with HD GRO and HAV Premier L Series with HAV
Premier Retirement C – No Optional Benefits
1.80%	Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Plus Enhanced – Bonus Version with GMDB with Step Up and Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version with GMDB with Greater of Roll Up and Step Up
Premier X Series with HAV
Premier Bb Series with LT5 or HD5 and HAV
Premier Bb Series with HD GRO and HAV
1.85%	Premier L Series with HD GRO
Premier Retirement X – No Optional Benefits
1.90%	Premier B Series with SLT5
Premier L Series with HAV
Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
Premier X Series with HD GRO
Premier Retirement B – With HD GRO II OR GRO Plus II
Premier Retirement L – No Optional Benefits
Prudential Defined Income – With Defined Income Benefit
1.95%	Premier X Series with HAV
Premier Bb Series with HD GRO and HAV
Premier Retirement C Share – No Optional Benefits
2.00%	With LT5 or HD5

A113

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor
Premier B Series with LT5
Premier B Series with HD5 and HAV Premier B Series with HD GRO and HAV
2.10%	With LT5 or HD5
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series
Premier L Series with HD GRO
Premier L Series with HD GRO and HAV Premier Retirement L – With HAV
2.15%	With SLT5
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Premier B Series with HD GRO and HAV Premier X Series with LT5 or HD5
Premier X Series with HD GRO
Premier X Series with HD GRO and HAV Premier Retirement C – With HAV
2.20%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
2.25%	With SLT5
Premier L Series
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
Premier Retirement X – With HAV
2.30%	Premier X Series with SLT5
Strategic Partners Plus Enhanced – Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One Enhanced – Non Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Premier Retirement B – With HAV and HD GRO II OR HAV and GRO Plus II
Premier Retirement L – With HD GRO II OR GRO Plus II
2.35%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series with LT5
Premier L Series with HD5 and HAV
Premier L Series with HD GRO and HAV
Premier Retirement C – With HD GRO II OR GRO Plus II
2.40%	With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One Enhanced – Bonus Version
With LT5 or HD5 and GMDB with Step Up and Roll Up

A114

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Strategic Partners Plus Enhanced – Bonus Version Premier X Series with LT5
Premier X Series with HD5 and HAV
Premier X Series with HD GRO and HAV
2.45%	Premier Retirement X – With HD GRO II OR GRO Plus II
2.50%	Premier L Series with HD GRO and HAV
2.55%	Premier X Series with HD GRO and HAV
2.70%	Premier Retirement L – With HAV and HD GRO II OR HAV and GRO Plus II
2.75%	Premier Retirement C – With HAV and HD GRO II OR HAV and GRO Plus II
2.85%	Premier Retirement X – With HAV and HD GRO II OR HAV and GRO Plus II

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Annuity payments—represent periodic payments distributed under the terms of the Contract.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

Other charges—are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event

Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefiting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios.  The remediation plan and all aspects related to it will be under ongoing evaluation by the respective Boards of Trustees of the Portfolios and will be subject to their approval.

A115

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2016

A116

Company Financial Information

Appendix B

B-1

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2015, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2015.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 10, 2016

Pruco Life Insurance Company of New Jersey
Consolidated Statements of Financial Position
As of December 31, 2015 and December 31, 2014 (in thousands, except share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015-$1,087,582; 2014–$911,279)	$1,105,195	$973,483
Equity securities, available-for-sale, at fair value (cost: 2015–$18,275; 2014–$8,291)	17,084	8,295
Trading account assets, at fair value	15,491	9,679
Policy loans	185,508	182,560
Short-term investments	715	15,469
Commercial mortgage and other loans	248,209	283,057
Other long-term investments	60,454	47,855
Total investments	1,632,656	1,520,398
Cash and cash equivalents	160,737	100,919
Deferred policy acquisition costs	468,743	457,420
Accrued investment income	16,644	14,768
Reinsurance recoverables	1,634,696	1,436,470
Receivables from parent and affiliates	35,689	42,825
Deferred sales inducements	63,043	76,534
Other assets	6,413	8,161
Separate account assets	11,613,148	11,376,940
TOTAL ASSETS	$15,631,769	$15,034,435
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$1,680,586	$1,475,803
Future policy benefits and other policyholder liabilities	1,450,110	1,342,111
Cash collateral for loaned securities	3,030	4,455
Income taxes	(2,631)	11,672
Short-term debt to affiliates	24,000	24,000
Long-term debt to affiliates	92,000	97,000
Payables to parent and affiliates	8,441	7,309
Other liabilities	96,476	80,138
Separate account liabilities	11,613,148	11,376,940
TOTAL LIABILITIES	14,965,160	14,419,428
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($5 par value; 400,000 shares authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	208,314	210,818
Retained earnings	444,514	368,450
Accumulated other comprehensive income	11,781	33,739
TOTAL EQUITY	666,609	615,007
TOTAL LIABILITIES AND EQUITY	$15,631,769	$15,034,435
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
REVENUES
Premiums	$14,991	$14,323	$14,893
Policy charges and fee income	197,535	181,086	156,811
Net investment income	68,891	67,872	68,653
Asset administration fees	38,370	38,264	33,752
Other income	2,495	2,558	3,410
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,093)	(103)	—
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	32	79	—
Other realized investment gains (losses), net	6,814	(73,246)	22,581
Total realized investment gains (losses), net	5,753	(73,270)	22,581
TOTAL REVENUES	328,035	230,833	300,100
BENEFITS AND EXPENSES
Policyholders’ benefits	27,399	26,605	22,893
Interest credited to policyholders’ account balances	50,047	45,830	17,173
Amortization of deferred policy acquisition costs	59,327	37,692	(44,181)
General, administrative and other expenses	101,835	102,665	73,006
TOTAL BENEFITS AND EXPENSES	238,608	212,792	68,891
INCOME FROM OPERATIONS BEFORE INCOME TAXES	89,427	18,041	231,209
Total income tax expense (benefit)	13,363	(10,224)	65,366
NET INCOME	$76,064	$28,265	$165,843
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(86)	(125)	38
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(31,993)	30,963	(42,217)
Reclassification adjustment for (gains) losses included in net income	(1,702)	(5,242)	(4,511)
Net unrealized investment gains (losses)	(33,695)	25,721	(46,728)
Other comprehensive income (loss), before tax	(33,781)	25,596	(46,690)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(30)	(44)	13
Net unrealized investment gains (losses)	(11,793)	9,002	(16,355)
Total	(11,823)	8,958	(16,342)
Other comprehensive income (loss), net of tax	(21,958)	16,638	(30,348)
COMPREHENSIVE INCOME	$54,106	$44,903	$135,495
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2012	$2,000	$211,049	$409,342	$47,449	$669,840
Contributed/(distributed) capital- parent/child asset transfers		98			98
Dividend to parent			(155,000)		(155,000)
Comprehensive income (loss):
Net income (loss)			165,843		165,843
Other comprehensive income (loss), net of tax				(30,348)	(30,348)
Total comprehensive income (loss)					135,495
Balance, December 31, 2013	$2,000	$211,147	$420,185	$17,101	$650,433
Contributed/(distributed) capital- parent/child asset transfers		(329)			(329)
Dividend to parent			(80,000)		(80,000)
Comprehensive income (loss):
Net income (loss)			28,265		28,265
Other comprehensive income (loss), net of tax				16,638	16,638
Total comprehensive income (loss)					44,903
Balance, December 31, 2014	$2,000	$210,818	$368,450	$33,739	$615,007
Contributed/(distributed) capital- parent/child asset transfers		(2,504)			(2,504)
Comprehensive income (loss):
Net income (loss)			76,064		76,064
Other comprehensive income (loss), net of tax				(21,958)	(21,958)
Total comprehensive income (loss)					54,106
Balance, December 31, 2015	$2,000	$208,314	$444,514	$11,781	$666,609
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$76,064	$28,265	$165,843
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	8,047	6,016	7,462
Interest credited to policyholders’ account balances	50,047	45,830	17,173
Realized investment (gains) losses, net	(5,753)	73,270	(22,581)
Amortization and other non-cash items	(13,050)	(12,397)	(11,323)
Change in:
Future policy benefits and other policyholder liabilities	157,138	152,600	148,527
Reinsurance recoverables	(153,690)	(121,292)	(157,241)
Accrued investment income	(1,876)	257	757
Net payables to/receivables from parent and affiliates	4,807	(2,502)	(959)
Deferred policy acquisition costs	(698)	(22,515)	(98,081)
Income taxes	(1,132)	(20,576)	73,312
Deferred sales inducements	(678)	(842)	(1,793)
Derivatives, net	1,049	1,530	(620)
Other, net	17,406	(8,265)	7,255
Cash flows from operating activities	$137,681	$119,379	$127,731
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$124,482	$151,419	$239,272
Short-term investments	99,898	47,153	20,680
Policy loans	23,785	27,422	24,664
Ceded policy loans	(1,799)	(3,453)	(3,527)
Commercial mortgage and other loans	37,099	21,258	25,683
Other long-term investments	3,310	210	2,110
Equity securities, available-for-sale	2,122	7,808	6,650
Trading account assets	—	—	1,499
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(301,629)	(168,537)	(148,365)
Short-term investments	(83,642)	(57,434)	(23,631)
Policy loans	(21,128)	(22,786)	(17,687)
Ceded policy loans	2,981	2,166	2,224
Commercial mortgage and other loans	(2,096)	(10,989)	(96,841)
Other long-term investments	(1,411)	(2,479)	(8,946)
Equity securities, available-for-sale	(12,032)	(15,551)	(5,253)
Trading account assets	(5,999)	(10,000)	—
Notes receivable from parent and affiliates, net	3,432	(3,060)	(2,235)
Derivatives, net	(293)	(306)	(51)
Other, net	(55)	233	(123)
Cash flows from (used in) investing activities	$(132,975)	$(36,926)	$16,123
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	$383,590	$271,937	$230,627
Ceded policyholders’ account deposits	(146,920)	(93,043)	(124,909)
Policyholders’ account withdrawals	(178,765)	(130,985)	(130,982)
Ceded policyholders’ account withdrawals	4,972	6,991	10,785
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(1,425)	374	1,947
Dividend to parent	—	(80,000)	(155,000)
Contributed (distributed) capital - parent/child asset transfers	(3,852)	(506)	150
Proceeds from the issuance of debt (maturities longer than 90 days)	45,000	28,000	32,000
Repayments of debt (maturities longer than 90 days)	(50,000)	(24,000)	(24,000)
Drafts outstanding	2,512	(943)	5,573
Cash flows from (used in) financing activities	$55,112	$(22,175)	$(153,809)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	59,818	60,278	(9,955)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	100,919	40,641	50,596
CASH AND CASH EQUIVALENTS, END OF YEAR	$160,737	$100,919	$40,641
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$14,494	$10,352	$(7,265)
Interest paid	$3,123	$2,810	$2,341
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company of New Jersey, or “PLNJ”, is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.
PLNJ has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments. PLNJ and its subsidiary are together referred to as the the ("Company", "we" or "our") and all financial information is shown on a consolidated basis.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
Investments and Investment Related Liabilities
The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on DAC, deferred sales inducements (“DSI”), future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”
Equity securities, available-for-sale, at fair value are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.
Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.
Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans are included in “Net investment income”.
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.
The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
For debt securities, the split between the amount of an OTTI recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into Net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred Policy Acquisition Costs
Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.
Deferred sales inducements
The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.
Reinsurance recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.
Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.
Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Future Policy Benefits
The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.
Securities repurchase and resale agreements and securities loaned transactions
Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).
Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives.
See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.
Asset Administration Fees
The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds or “PSF”, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 12). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments”, or as liabilities, within “Other liabilities”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net”.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities”, respectively. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.
Short-Term and Long-Term Debt
Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.
Income Taxes
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.
See Note 8 for additional information regarding income taxes.
Adoption of New Accounting Pronouncements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables-Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In June 2014, the FASB issued updated guidance (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures) that requires repurchase-to-maturity transactions to be accounted for as secured borrowings and eliminates existing guidance for repurchase financings. The guidance also requires new disclosures for certain transactions accounted for as secured borrowings and for transfers accounted for as sales when the transferor also retains substantially all of the exposure to the economic return on the transferred financial assets. Accounting changes and new disclosures for transfers accounted for as sales under the new guidance were effective for the first interim or annual period beginning after December 15, 2014 and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures. Disclosures for certain transactions accounted for as secured borrowings were effective for interim periods beginning after March 15, 2015 and are included in Note 3.
In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables-Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for troubled debt restructurings clarifying when an in-substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity-An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. The new guidance became effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740)) Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Interbank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.
Future Adoption of New Accounting Pronouncements
In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.
In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In February 2015, the FASB issued updated guidance (ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis) that modifies the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company adopted the updated guidance effective January 1, 2016. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods and interim reporting periods within those annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

3.	INVESTMENTS
Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,582	$3,010	$—	$26,592	$—
Obligations of U.S. states and their political subdivisions	127,734	4,048	409	131,373	—
Foreign government bonds	8,211	29	1,122	7,118	—
Public utilities	152,580	5,656	2,374	155,862	—
All other U.S. public corporate securities	291,835	13,145	5,306	299,674	(45)
All other U.S. private corporate securities	162,781	3,718	3,458	163,041	—
All other foreign public corporate securities	29,507	1,432	1,359	29,580	—
All other foreign private corporate securities	163,641	2,824	6,629	159,836	—
Asset-backed securities (1)	47,898	606	258	48,246	(79)
Commercial mortgage-backed securities	62,355	2,126	41	64,440	—
Residential mortgage-backed securities (2)	17,458	1,982	7	19,433	(177)
Total fixed maturities, available-for-sale	$1,087,582	$38,576	$20,963	$1,105,195	$(301)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$18,275	$28	$1,219	$17,084
Non-redeemable preferred stocks	—	—	—	—
Total equity securities, available-for-sale	$18,275	$28	$1,219	$17,084

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.5 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2014 (4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,991	$3,590	$—	$27,581	$—
Obligations of U.S. states and their political subdivisions	39,343	1,846	—	41,189	—
Foreign government bonds	6,344	149	—	6,493	—
Public utilities	109,686	10,305	21	119,970	—
All other U.S. public corporate securities	226,026	23,017	390	248,653	(45)
All other U.S. private corporate securities	191,898	8,273	256	199,915	—
All other foreign public corporate securities	25,086	2,388	83	27,391	—
All other foreign private corporate securities	154,450	7,316	1,182	160,584	—
Asset-backed securities (1)	38,069	1,295	152	39,212	(79)
Commercial mortgage-backed securities	74,610	3,487	13	78,084	—
Residential mortgage-backed securities (2)	21,776	2,643	8	24,411	(242)
Total fixed maturities, available-for-sale	$911,279	$64,309	$2,105	$973,483	$(366)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$8,238	$83	$118	$8,203
Non-redeemable preferred stocks	53	39	—	92
Total equity securities, available-for-sale	$8,291	$122	$118	$8,295

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.6 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.
The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$56,384	$54,298
Due after one year through five years	207,606	216,519
Due after five years through ten years	157,830	158,671
Due after ten years	538,051	543,588
Asset-backed securities	47,898	48,246
Commercial mortgage-backed securities	62,355	64,440
Residential mortgage-backed securities	17,458	19,433
Total	$1,087,582	$1,105,195
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.
The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$4,300	$49,137	$108,332
Proceeds from maturities/repayments	119,987	102,303	131,032
Gross investment gains from sales, prepayments and maturities	2,689	5,160	5,704
Gross investment losses from sales and maturities	—	(249)	(1,379)
Equity securities, available-for-sale
Proceeds from sales	$2,122	$7,808	$6,650
Gross investment gains from sales	74	456	587
Gross investment losses from sales	—	—	(395)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(1,061)	$(25)	$—
Writedowns for impairments on equity securities	—	—	(6)

(1)
Excludes the portion of OTTI recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2015	2014
	(in thousands)
Balance, beginning of period	$663	$716
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(46)	(42)
Additional credit loss impairments recognized in the current period on securities previously impaired	26	—
Increases due to the passage of time on previously recorded credit losses	21	21
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(13)	(32)
Balance, end of period	$651	$663
Trading Account Assets
The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Trading account assets	(in thousands)
Fixed maturities	$10,000	$8,441	$10,000	$9,679
Equity securities	5,999	7,050	—	—
Total trading account assets	$15,999	$15,491	$10,000	$9,679
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $(0.2) million, $(0.3) million and $0.3 million during the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$79,481	33.1%	$89,817	32.6%
Retail	62,881	26.2	64,149	23.3
Industrial	25,059	10.4	35,190	12.8
Office	21,058	8.8	29,997	10.9
Other	17,803	7.4	18,061	6.6
Hospitality	23,176	9.6	23,725	8.6
Total commercial mortgage loans	229,458	95.5	260,939	94.8
Agricultural property loans	10,769	4.5	14,479	5.2
Total commercial mortgage and agricultural property loans by property type	240,227	100.0%	275,418	100.0%
Valuation allowance	(428)		(771)
Total net commercial mortgage and agricultural property loans by property type	239,799		274,647
Other loans
Uncollateralized loans	8,410		8,410
Valuation allowance	—		—
Total net other loans	8,410		8,410
Total commercial mortgage and other loans	$248,209		$283,057

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States (with the largest concentrations in Illinois (17%), Texas (16%), and New York (11%)) and include loans secured by properties in Europe at December 31, 2015.
Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015	December 31, 2014	December 31, 2013
	(in thousands)
Allowance for credit losses, beginning of year	$771	$1,785	$1,162
Addition to (release of) allowance for losses	(343)	(1,014)	623
Total ending balance (1)	$428	$771	$1,785

(1)	Agricultural loans represent less than $0.1 million of the ending allowance at December 31, 2015, 2014 and 2013.
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015	December 31, 2014
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$—	$—
Collectively evaluated for impairment (2)	428	771
Total ending balance	$428	$771
Recorded Investment (3):
Gross of reserves: individually evaluated for impairment (1)	$—	$—
Gross of reserves: collectively evaluated for impairment (2)	248,637	283,828
Total ending balance, gross of reserves	$248,637	$283,828

(1)	There were no loans individually evaluated for impairment at both December 31, 2015 and 2014.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $10.8 million and $14.5 million at December 31, 2015 and 2014, respectively, and an allowance of less than $0.1 million at December 31, 2015 and 2014. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8.4 million at December 31, 2015 and 2014 and no related allowance at both period ends.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and no related allowance for losses at both December 31, 2015 and 2014.
Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2015 and 2014. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.
The following tables set forth certain key credit quality indicators as of December 31, 2015 and 2014, based upon the recorded investment gross of allowance for credit losses.
Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$158,983	$1,993	$—	$160,976
60%-69.99%	60,849	—	—	60,849
70%-79.99%	11,312	2,687	—	13,999
Greater than 80%	—	2,938	1,465	4,403
Total commercial mortgage and agricultural property loans	$231,144	$7,618	$1,465	$240,227

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$162,454	$—	$1,634	$164,088
60%-69.99%	84,761	—	4,878	89,639
70%-79.99%	14,389	2,796	—	17,185
Greater than 80%	2,991	—	1,515	4,506
Total commercial mortgage and agricultural property loans	$264,595	$2,796	$8,027	$275,418
As of both December 31, 2015 and 2014, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.
Based upon the recorded investment gross of allowance for credit losses, there were no commercial mortgage and other loans in nonaccrual status as of both December 31, 2015 and 2014. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.
For the years ended December 31, 2015 and 2014, there were no commercial mortgage and other loans acquired, other than those through direct origination, nor were there any commercial mortgage and other loans sold.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective year. See Note 2 for additional information related to the accounting for troubled debt restructurings.
As of both December 31, 2015 and 2014, the Company did not have any foreclosed residential real estate property.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2015	2014
	(in thousands)
Company’s investment in separate accounts	$1,853	$1,606
Joint ventures and limited partnerships	41,106	38,920
Derivatives	17,495	7,329
Total other long-term investments	$60,454	$47,855

As of both December 31, 2015 and 2014, the Company had no significant equity method investments.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale	$44,959	$44,073	$46,071
Trading account assets	866	119	11
Commercial mortgage and other loans	13,528	13,686	13,831
Policy loans	10,335	10,127	9,901
Short-term investments and cash equivalents	218	79	63
Other long-term investments	2,632	3,103	2,105
Gross investment income	72,538	71,187	71,982
Less: investment expenses	(3,647)	(3,315)	(3,329)
Net investment income	$68,891	$67,872	$68,653

There were no non-income producing assets as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.

As of both December 31, 2015 and 2014, the Company had no significant low income housing tax credit investments.
Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities	$1,628	$4,786	$4,325
Equity securities	74	456	186
Commercial mortgage and other loans	343	1,015	(623)
Short-term investments and cash equivalents	—	2	2
Joint ventures and limited partnerships	320	210	(13)
Derivatives	3,388	(79,739)	18,704
Realized investment gains (losses), net	$5,753	$(73,270)	$22,581
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2012	$43	$47,406	$47,449
Change in component during period (2)	25	(30,373)	(30,348)
Balance, December 31, 2013	$68	$17,033	$17,101
Change in component during period (2)	(81)	16,719	16,638
Balance, December 31, 2014	$(13)	$33,752	$33,739
Change in other comprehensive income before reclassifications	(86)	(31,993)	(32,079)
Amounts reclassified from AOCI	—	(1,702)	(1,702)
Income tax benefit (expense)	30	11,793	11,823
Balance, December 31, 2015	$(69)	$11,850	$11,781

(1)	Includes cash flow hedges of $5.7 million, $0.2 million and $(3.1) million as of December 31, 2015, 2014 and 2013, respectively.

(2)	Net of taxes.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate (3)	$249	$230	$(237)
Net unrealized investment gains (losses) on available-for-sale securities (4)	1,453	5,012	4,748
Total net unrealized investment gains (losses)	1,702	5,242	4,511
Total reclassifications for the period	$1,702	$5,242	$4,511

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(1)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$230	$95	$164	$(172)	$317
Net investment gains (losses) on investments arising during the period	126	—	—	(44)	82
Reclassification adjustment for (gains) losses included in net income	(132)	—	—	46	(86)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(723)	—	253	(470)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(12)	4	(8)
Balance, December 31, 2013	$224	$(628)	$152	$87	$(165)
Net investment gains (losses) on investments arising during the period	13	—	—	(5)	8
Reclassification adjustment for (gains) losses included in net income	(12)	—	—	4	(8)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	77	—	(27)	50
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(30)	11	(19)
Balance, December 31, 2014	$225	$(551)	$122	$70	$(134)
Net investment gains (losses) on investments arising during the period	(20)	—	—	7	(13)
Reclassification adjustment for (gains) losses included in net income	6	—	—	(2)	4
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	744	—	(260)	484
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	18	(6)	12
Balance, December 31, 2015	$211	$193	$140	$(191)	$353

(1)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$89,750	$(26,309)	$9,001	$(25,354)	$47,088
Net investment gains (losses) on investments arising during the period	(49,387)	—	—	17,285	(32,102)
Reclassification adjustment for (gains) losses included in net income	(4,379)	—	—	1,534	(2,845)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	14,655	—	(5,129)	9,526
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(6,875)	2,406	(4,469)
Balance, December 31, 2013	$35,984	$(11,654)	$2,126	$(9,258)	$17,198
Net investment gains (losses) on investments arising during the period	32,609	—	—	(11,413)	21,196
Reclassification adjustment for (gains) losses included in net income	(5,230)	—	—	1,830	(3,400)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(4,521)	—	1,582	(2,939)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	2,816	(985)	1,831
Balance, December 31, 2014	$63,363	$(16,175)	$4,942	$(18,244)	$33,886
Net investment gains (losses) on investments arising during the period	(38,860)	—	—	13,600	(25,260)
Reclassification adjustment for (gains) losses included in net income	(1,708)	—	—	598	(1,110)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	10,509	—	(3,678)	6,831
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(4,385)	1,535	(2,850)
Balance, December 31, 2015	$22,795	$(5,666)	$557	$(6,189)	$11,497

(1)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(2)	Balances are net of reinsurance.
Net Unrealized Gains (Losses) on Investments by Asset Class
The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2015	2014	2013
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$211	$225	$224
Fixed maturity securities, available-for-sale - all other	17,402	61,979	37,569
Equity securities, available-for-sale	(1,191)	4	25
Derivatives designated as cash flow hedges (1)	5,651	159	(3,057)
Other investments	933	1,221	1,447
Net unrealized gains (losses) on investments	$23,006	$63,588	$36,208

(1)	See Note 10 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$10,312	$409	$—	$—	$10,312	$409
Foreign government bonds	3,079	271	1,813	851	4,892	1,122
Public utilities	58,351	2,374	—	—	58,351	2,374
All other U.S. public corporate securities	76,154	4,478	7,342	828	83,496	5,306
All other U.S. private corporate securities	52,647	3,458	—	—	52,647	3,458
All other foreign public corporate securities	8,252	835	1,295	524	9,547	1,359
All other foreign private corporate securities	41,343	2,712	26,304	3,917	67,647	6,629
Asset-backed securities	18,052	141	10,672	117	28,724	258
Commercial mortgage-backed securities	12,059	35	398	6	12,457	41
Residential mortgage-backed securities	361	7	—	—	361	7
Total	$280,610	$14,720	$47,824	$6,243	$328,434	$20,963
Equity securities, available-for-sale	$12,145	$931	$3,712	$288	$15,857	$1,219

	2014(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. states and their political subdivisions	$—	$—	$—	$—	$—	$—
Public utilities	4,733	21	—	—	4,733	21
All other U.S. public corporate securities	6,101	361	3,194	29	9,295	390
All other U.S. private corporate securities	—	—	14,548	256	14,548	256
All other foreign public corporate securities	1,738	83	—	—	1,738	83
All other foreign private corporate securities	20,747	1,112	3,775	70	24,522	1,182
Asset-backed securities	1,988	5	11,387	147	13,375	152
Commercial mortgage-backed securities	9,016	9	402	4	9,418	13
Residential mortgage-backed securities	456	8	—	—	456	8
Total	$44,779	$1,599	$33,306	$506	$78,085	$2,105
Equity securities, available-for-sale	$5,882	$118	$—	$—	$5,882	$118

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The gross unrealized losses on fixed maturity securities at December 31, 2015 and 2014, were composed of $16.8 million and $1.2 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $4.2 million and $0.9 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2015, the $6.2 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, capital goods and finance sectors of the Company’s corporate securities. At December 31, 2014, the $0.5 million of gross unrealized losses of twelve months or more were concentrated in the consumer cyclical and finance sectors of the Company’s corporate securities and in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2015 or 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to general credit spread widening and foreign currency exchange rate movements. At December 31, 2015, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.
At both December 31, 2015 and 2014, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for OTTI for these equity securities was not warranted at either December 31, 2015 or 2014.
Securities Lending and Repurchase Agreements
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2015, the Company had $3 million of securities lending transactions recorded as "Cash collateral loaned for securities," all of which were corporate securities. The remaining contractual maturity of all securities lending transactions is overnight and continuous. As of December 31, 2015, the Company had no repurchase transactions.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2015	2014
	(in thousands)
Fixed maturity securities, available-for-sale	$2,905	$4,269
Total securities pledged	$2,905	$4,269
As of December 31, 2015 and 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $3 million and $5 million, respectively, all of which was “Cash collateral for loaned securities.”
In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $97 million and $38 million at December 31, 2015 and 2014, respectively, none of which had either been sold or repledged.
Fixed maturities of less than $1 million at December 31, 2015 and 2014, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.	DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$457,420	$439,315	$327,832
Capitalization of commissions, sales and issue expenses	60,024	60,207	53,901
Amortization- Impact of assumption and experience unlocking and true-ups	6,125	23,034	(15,114)
Amortization- All other	(65,452)	(60,726)	59,295
Change in unrealized investment gains and losses	10,626	(4,410)	13,402
Balance, end of year	$468,743	$457,420	$439,315

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

DAC include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 12).
Ceded capitalization was $52 million, $41 million and $48 million in 2015, 2014 and 2013, respectively. Ceded amortization amounted to $18 million, $28 million and $10 million in 2015, 2014 and 2013, respectively. The ceded portion of the impact of changes in unrealized gains (losses) resulted in decreases in the deferred acquisition cost asset of $8 million and $20 million in 2015 and 2013, respectively, and an increase in the deferred acquisition cost asset of $10 million in 2014.

5.	POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31, for the years indicated were as follows:

	2015	2014
	(in thousands)
Life insurance	$974,108	$889,556
Individual annuities and supplementary contracts	23,297	20,220
Other contract liabilities	452,705	432,335
Total future policy benefits and other policyholder liabilities	$1,450,110	$1,342,111
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.9% to 4.4%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 are as follows:

	2015	2014
	(in thousands)
Universal life contracts	$1,246,611	$1,090,721
Individual annuities	258,299	222,252
Guaranteed interest accounts	30,164	32,217
Other	145,512	130,613
Total policyholders’ account balances	$1,680,586	$1,475,803
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for universal life contracts range from 0.6% to 4.5%. Interest crediting rates for individual annuities range from 0.1% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.5% for other.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

6.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities”. As of December 31, 2015 and 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015		December 31, 2014
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	(in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value	$6,770,691	N/A	$6,546,610	N/A
Net amount at risk	$37,256	N/A	$2,887	N/A
Average attained age of contractholders	63 years	N/A	62 years	N/A
Minimum return or contract value
Account value	$1,935,482	$8,013,005	$2,020,664	$7,837,167
Net amount at risk	$83,010	$214,361	$10,123	$100,125
Average attained age of contractholders	66 years	64 years	65 years	62 years
Average period remaining until earliest expected annuitization	N/A	0	N/A	0.02 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2015	December 31, 2014
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$692,364	$726,853
General account value	$552,888	$440,913
Net amount at risk	$12,072,957	$9,970,707
Average attained age of contractholders	53 years	52 years
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Equity funds	$5,048,026	$5,120,921
Bond funds	3,102,431	2,836,575
Money market funds	313,040	402,526
Total	$8,463,497	$8,360,022
In addition to the above mentioned amounts invested in separate account investment options, $243 million and $207 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits and other policyholder liabilities”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balances as of December 31, 2012	$2,611	$33,079	$2,290	$116,672	$154,652
Incurred guarantee benefits (1)	116	6,802	(1,277)	(154,862)	(149,221)
Paid guarantee benefits	(147)	—	(52)	—	(199)
Other	109	2,574	12	—	2,695
Balance as of December 31, 2013	$2,689	$42,455	$973	$(38,190)	$7,927
Incurred guarantee benefits (1)	5,428	20,545	915	467,026	493,914
Paid guarantee benefits	(264)	(1,050)	—	—	(1,314)
Other	141	7,262	6	—	7,409
Balance as of December 31, 2014	$7,994	$69,212	$1,894	$428,836	$507,936
Incurred guarantee benefits (1)	3,409	25,049	(424)	20,236	48,270
Paid guarantee benefits	(720)	(5,174)	(12)	—	(5,906)
Other	(102)	(4,911)	(12)	—	(5,025)
Balance as of December 31, 2015	$10,581	$84,176	$1,446	$449,072	$545,275

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Sales Inducements
The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2015	2014	2013

	(in thousands)
Balance, beginning of year	$76,534	$88,350	$70,728
Capitalization	678	842	1,793
Amortization- Impact of assumption and experience unlocking and true-ups	1,348	3,108	1,799
Amortization- All other	(16,144)	(15,733)	13,501
Change in unrealized investment gains (losses)	627	(33)	529
Balance, end of year	$63,043	$76,534	$88,350

7.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income of the Company amounted to $62 million, $60 million and $81 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory surplus of the Company amounted to $410 million and $352 million at December 31, 2015 and 2014, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $67 million in 2016 without prior approval. The Company did not pay a dividend in 2015. The Company paid dividends to Pruco Life of $80 million and $155 million in 2014 and 2013 respectively.

8.	INCOME TAXES
The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2015	2014	2013

	(in thousands)
Current tax expense (benefit):
U.S. Federal	$21,849	$21,129	$33,370
Total	21,849	21,129	33,370
Deferred tax expense (benefit):
U.S. Federal	(8,486)	(31,353)	31,996
Total	(8,486)	(31,353)	31,996
Total income tax expense (benefit) from operations	13,363	(10,224)	65,366
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(11,823)	8,958	(16,342)
Additional paid-in capital	(1,348)	(177)	53
Total income tax expense (benefit)	$192	$(1,443)	$49,077

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company’s actual income tax expense (benefit) for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2015	2014	2013
	(in thousands)
Expected federal income tax expense (benefit)	$31,299	$6,314	$80,923
Non-taxable investment income	(16,021)	(13,891)	(13,840)
Tax credits	(2,008)	(2,884)	(1,789)
Other	93	237	72
Total income tax expense (benefit) on income from continuing operations	$13,363	$(10,224)	$65,366
The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts and the Company’s taxable income before the DRD.
In August 2007, the Internal IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.
Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2015	2014
	(in thousands)
Deferred tax assets
Insurance reserves	$149,569	$152,757
Deferred tax assets	149,569	152,757
Deferred tax liabilities
Deferred policy acquisition costs	105,590	107,495
Deferred sales inducements	22,065	26,787
Net unrealized gains on securities	6,074	22,200
Investments	5,251	6,884
Other	701	1,161
Deferred tax liabilities	139,681	164,527
Net deferred tax asset (liability)	$9,888	$(11,770)
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2015, and 2014.
Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s income (loss) from operations before income taxes includes income from domestic operations of $89 million, $18 million and $231 million, and no income from foreign operation for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). As of December 31, 2015 and 2014, the Company recognized nothing in the Consolidated Statements of Operations and Comprehensive Income and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties. The Company had no unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
At December 31, 2015, the Company remains subject to examination in the U.S. for tax years 2007 through 2015.
For tax years 2007 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions program are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.	FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value ("NAV")), certain short-term investments and certain cash equivalents, and certain over-the-counter ("OTC") derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$26,592	$—	$—	$26,592
Obligations of U.S. states and their political subdivisions	—	131,373	—	—	131,373
Foreign government bonds	—	7,118	—	—	7,118
U.S. corporate public securities	—	401,754	—	—	401,754
U.S. corporate private securities	—	204,659	9,781	—	214,440
Foreign corporate public securities	—	29,580	—	—	29,580
Foreign corporate private securities	—	154,191	8,028	—	162,219
Asset-backed securities (5)	—	23,100	25,146	—	48,246
Commercial mortgage-backed securities	—	64,440	—	—	64,440
Residential mortgage-backed securities	—	19,433	—	—	19,433
Sub-total	—	1,062,240	42,955	—	1,105,195
Trading account assets:
Equity securities	—	—	7,050	—	7,050
Corporate securities	—	8,441	—	—	8,441
Sub-total	—	8,441	7,050	—	15,491
Equity securities, available-for-sale	—	17,084	—	—	17,084
Short-term investments	715	—	—	—	715
Cash equivalents	30,998	31,982	—	—	62,980
Other long-term investments	—	16,245	222	(364)	16,103
Reinsurance recoverables	—	—	356,337	—	356,337
Receivables from parent and affiliates	—	8,966	3,511	—	12,477
Sub-total excluding separate account assets	31,713	1,144,958	410,075	(364)	1,586,382
Separate account assets (2)	—	11,605,964	7,184	—	11,613,148
Total assets	$31,713	$12,750,922	$417,259	$(364)	$13,199,530
Future policy benefits (3)	$—	$—	$449,073	$—	$449,073
Payables to parent and affiliates	—	364	—	(364)	—
Total liabilities	$—	$364	$449,073	$(364)	$449,073

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2014(4)
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$27,581	$—	$—	$27,581
Obligations of U.S. states and their political subdivisions	—	41,189	—	—	41,189
Foreign government bonds	—	6,493	—	—	6,493
U.S. corporate public securities	—	316,274	537	—	316,811
U.S. corporate private securities	—	243,251	5,818	—	249,069
Foreign corporate public securities	—	27,390	—	—	27,390
Foreign corporate private securities	—	158,802	4,441	—	163,243
Asset-backed securities (5)	—	29,120	10,092	—	39,212
Commercial mortgage-backed securities	—	78,084	—	—	78,084
Residential mortgage-backed securities	—	24,411	—	—	24,411
Sub-total	—	952,595	20,888	—	973,483
Trading account assets:
Corporate securities	—	9,679	—	—	9,679
Sub-total	—	9,679	—	—	9,679
Equity securities, available-for-sale	—	8,203	92	—	8,295
Short-term investments	470	14,999	—	—	15,469
Cash equivalents	40,000	21,259	—	—	61,259
Other long-term investments	—	8,753	253	(1,424)	7,582
Reinsurance recoverables	—	—	339,982	—	339,982
Receivables from parent and affiliates	—	10,013	4,594	—	14,607
Sub-total excluding separate account assets	40,470	1,025,501	365,809	(1,424)	1,430,356
Separate account assets (2)	—	11,370,061	6,879	—	11,376,940
Total assets	$40,470	$12,395,562	$372,688	$(1,424)	$12,807,296
Future policy benefits (3)	$—	$—	$428,837	$—	$428,837
Payables to parent and affiliates	—	1,424	—	(1,424)	—
Total liabilities	$—	$1,424	$428,837	$(1,424)	$428,837

(1)	“Netting” amounts represent the impact of offsetting asset and liability positions held within the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
For the year ended December 31, 2015, the net embedded derivative liability position of $449 million includes $76 million of embedded derivatives in an asset position and $525 million of embedded derivatives in a liability position. For the year ended December 31, 2014, the net embedded derivative liability position of $429 million includes $62 million of embedded derivatives in an asset position and $491 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2015 and 2014, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets – Trading account assets consist of corporate securities, whose fair values are determined consistent with similar instruments described above under “Fixed maturity Securities” and below under “Equity Securities.”
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.
Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
To reflect the market’s perception of the Company's counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Transfers between Levels 1 and 2 – Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. During the year ended December 31, 2014, $58 million was transferred from Level 1 to Level 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Level 3 Assets and Liabilities by Price Source – The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2015
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$17,809	$—	$17,809
Asset-backed securities	66	25,080	25,146
Equity securities	—	7,050	7,050
Other long-term investments	—	222	222
Reinsurance recoverables	356,337	—	356,337
Receivables from parent and affiliates		3,511	3,511
Subtotal excluding separate account assets	374,212	35,863	410,075
Separate account assets	7,184	—	7,184
Total assets	$381,396	$35,863	$417,259
Future policy benefits	$449,073	$—	$449,073
Total liabilities	$449,073	$—	$449,073

	As of December 31, 2014
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$10,258	$538	$10,796
Asset-backed securities	101	9,991	10,092
Equity securities	92	—	92
Other long-term investments	—	253	253
Reinsurance recoverables	339,982	—	339,982
Receivables from parent and affiliates	—	4,594	4,594
Subtotal excluding separate account assets	350,433	15,376	365,809
Separate account assets	6,879	—	6,879
Total assets	$357,312	$15,376	$372,688
Future policy benefits	$428,837	$—	$428,837
Total liabilities	$428,837	$—	$428,837

(1)	Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$17,809	Discounted cash flow	Discount rate	5.76%	7.98%	6.71%	Decrease
Reinsurance recoverables	$356,337	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits (2)	$449,073	Discounted cash flow	Lapse rate (3)	0%	14%		Decrease
			NPR spread (4)	0.06%	1.76%		Decrease
			Utilization rate (5)	56%	96%		Increase
			Withdrawal rate (6)	74%	100%		Increase
			Mortality rate (7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$10,258	Discounted cash flow	Discount rate	10.47%	10.55%	10.48%	Decrease
Reinsurance recoverables	$339,982	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits (2)	$428,837	Discounted cash flow	Lapse rate (3)	0%	14%		Decrease
			NPR spread (4)	0%	1.30%		Decrease
			Utilization rate (5)	63%	96%		Increase
			Withdrawal rate (6)	74%	100%		Increase
			Mortality rate (7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(3)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statements of Operations and Comprehensive Income. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:
Real Estate and Other Invested Assets – Separate account assets include $7.2 and $6.9 million of investments in real estate as of December 31, 2015 and 2014, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.75% to 10.00% (6.07% weighted average) as of December 31, 2015 and 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and discount rates which ranged from 6.00% to 11.00% (6.95% weighted average) as of December 31, 2015 and 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014.
Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2015
	Fixed Maturities - Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$537	$5,818	$—	$4,441	$10,092	$—	$92
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(67)	—	(973)	7	—	52
Asset management fees and other income	—	—	—	—	—	1,051	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
Included in other comprehensive income (loss)	(8)	(186)	5	280	(106)	—	(39)
Net investment income	(1)	7	—	(22)	(12)	—	—
Purchases	—	13,610	364	537	17,727	—	—
Sales	—	(4,437)	—	(69)	(2,000)	—	—
Issuances	—	—	—	—	—	—	—
Settlements	—	(4,964)	—	(5,475)	(789)	—	(105)
Transfers into Level 3 (2)	—	—	—	9,309	9,404	—	—
Transfers out of Level 3 (2)	(528)	—	(369)	—	(9,177)	—	—
Other (4)	—	—	—	—	—	5,999	—
Fair value, end of period	$—	$9,781	$—	$8,028	$25,146	$7,050	$—
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$1,051	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$253	$339,982	$4,594	$6,879	$(428,837)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(7)	(35,413)	—	—	44,114
Asset management fees and other income	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	305	—
Included in other comprehensive income (loss)	9	—	(53)	—	—
Net investment income	8	—	1	—	—
Purchases	—	51,768	—	—	—
Sales	—	—	—	—	—
Issuances	(41)	—	—	—	(64,350)
Settlements	—	—	—	—	—
Transfers into Level 3 (2)	—	—	3,964	—	—
Transfers out of Level 3 (2)	—	—	(4,995)	—	—
Fair value, end of period	$222	$356,337	$3,511	$7,184	$(449,073)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(28,430)	$—	$—	$35,179
Asset management fees and other income	$(7)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$304	$—

	Year Ended December 31, 2014(6)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities (7)	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$270	$—	$4,092	$16,023	$79
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	168	58	—
Asset management fees and other income	—	—	—	—	—	—
Included in other comprehensive income (loss)	6	519	—	(76)	—	13
Net investment income	(5)	—	—	43	(45)	—
Purchases	869	10,030	—	660	40	—
Sales	—	(5,001)	—	(253)	—	—
Issuances	—	—	—	—	—	—
Settlements	—	—	—	(193)	(5,752)	—
Transfers into Level 3 (2)	537	—	—	—	7,938	—
Transfers out of Level 3 (2)	(870)	—	—	—	(8,170)	—
Fair value, end of period	$537	$5,818	$—	$4,441	$10,092	$92
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

			Year Ended December 31, 2014
	Other Long-term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$(43,340)	$3,138	$6,692	$38,190
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	335,729	—	—	(409,978)
Asset management fees and other income	(6)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	187	—
Included in other comprehensive income (loss)	—	—	(84)	—	—
Net investment income	—	—	—	—	—
Purchases	66	47,593	4,000	—	—
Sales	—	—	—	—	—
Issuances	—	—	—	—	(57,049)
Settlements	(2)	—	—	—	—
Transfers into Level 3 (2)	—	—	992	—	—
Transfers out of Level 3 (2)	—	—	(3,452)	—	—
Other (4) (5)	195	—	—	—	—
Fair value, end of period	$253	$339,982	$4,594	$6,879	$(428,837)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$335,135	$—	$—	$(409,525)
Asset management fees and other income	$(6)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$187	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013(6)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset-Backed Securities (7)	Trading Account Assets- Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$916	$863	$—	$4,294	$18,301	$1,390	$1,067
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(88)	—	1	—	—	483
Asset management fees and other income	—	—	—	—	—	109	—
Included in other comprehensive income (loss)	29	40	—	(164)	86	—	11
Net investment income	(4)	—	—	40	244	—	—
Purchases	—	251	—	101	12,016	—	—
Sales	—	(1)	—	—	—	(1,499)	(1,482)
Issuances	—	—	—	—	—	—	—
Settlements	—	(795)	—	(180)	(5,109)	—	—
Transfers into Level 3 (2)	—	—	—	—	—	—	—
Transfers out of Level 3 (2)	(941)	—	—	—	(7,518)	—	—
Other (4)	$—	$—	$—	$—	$(1,997)	$—	$—
Fair value, end of period	$—	$270	$—	$4,092	$16,023	$—	$79
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$25	$—

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013
	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$998	$6,201	$(116,673)	$85,164
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	204,349	(169,386)
Asset management fees and other income	—	491	—	—
Interest credited to policyholders’ account balances	—	—	—	—
Included in other comprehensive income (loss)	(9)	—	—	—
Net investment income	—	—	—	—
Purchases	3,648	—	—	40,882
Sales	(2,497)	—	—	—
Issuances	—	—	(49,486)	—
Settlements	—	—	—	—
Transfers into Level 3 (2)	—	—	—	—
Transfers out of Level 3 (2)	(999)	—	—	—
Other (4) (5)	1,997	—	—	—
Fair value, end of period	3,138	6,692	38,190	(43,340)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$202,622	$(168,474)
Asset management fees and other income	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$491	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclassifications of certain assets between reporting categories.

(5)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at 2013 and were reclassified to “Reinsurance Recoverables” at 2014 as they were in a net asset position.

(6)	Prior period amounts are presented on a basis consistent with the current period presentation.

(7)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,540	$245,041	$253,581	$248,209
Policy loans	—	—	185,508	185,508	185,508
Other long-term investments	—	—	1,402	1,402	1,340
Cash and cash equivalents	1,158	96,599	—	97,757	97,757
Accrued investment income	—	16,644	—	16,644	16,644
Receivables from parent and affiliates	—	23,212	—	23,212	23,212
Other assets	—	2,664	—	2,664	2,664
Total assets	$1,158	$147,659	$431,951	$580,768	$575,334
Liabilities:
Policyholders’ account balances - investment contracts	$—	$145,502	$41,262	$186,764	$187,827
Cash collateral for loaned securities	—	3,030	—	3,030	3,030
Short-term debt to affiliates	—	24,188	—	24,188	24,000
Long-term debt to affiliates	—	92,470	—	92,470	92,000
Payables to parent and affiliates	—	8,441	—	8,441	8,441
Other liabilities	—	39,009	—	39,009	39,009
Total liabilities	$—	$312,640	$41,262	$353,902	$354,307

	December 31, 2014 (2)
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,486	$287,293	$295,779	$283,057
Policy loans	—	—	182,560	182,560	182,560
Other long-term investments	—	—	1,278	1,278	1,128
Cash and cash equivalents	1,612	38,048	—	39,660	39,660
Accrued investment income	—	14,768	—	14,768	14,768
Receivables from parent and affiliates	—	25,148	—	25,148	25,155
Other assets	—	3,141	—	3,141	3,141
Total assets	$1,612	$89,591	$471,131	$562,334	$549,469
Liabilities:
Policyholders’ account balances - investment contracts	$—	$140,116	$10,783	$150,899	$152,557
Cash collateral for loaned securities	—	4,455	—	4,455	4,455
Short-term debt to affiliates	—	24,251	—	24,251	24,000
Long-term debt to affiliates	—	97,862	—	97,862	97,000
Payables to parent and affiliates	—	4,244	—	4,244	4,244
Other liabilities	—	34,432	—	34,432	34,432
Total liabilities	$—	$305,360	$10,783	$316,143	$316,688

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(2)	Prior period amounts are presented on a basis consistent with current period presentation.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.
Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Other Long-Term Investments
Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parent and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.
Short-Term and Long-Term Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10.	DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.
Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to affiliates, Pruco Re and Pruco Life. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$54,443	$5,572	$—	$44,221	$840	$(691)
Total Qualifying Hedges	$54,443	$5,572	$—	$44,221	$840	$(691)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$57,201	$6,076	$—	$57,200	$6,269	$—
Credit
Credit Default Swaps	7,275	268	(222)	7,275	150	(451)
Currency/Interest Rate
Foreign Currency Swaps	24,715	3,597	—	25,370	1,049	(171)
Currency
Forwards	550	5	—	—	—	—
Equity
Equity Options	30,501	2,341	(142)	1,875,551	446	(112)
Total Non-Qualifying Hedges	$120,242	$12,287	$(364)	$1,965,396	$7,914	$(734)
Total Derivatives (1)	$174,685	$17,859	$(364)	$2,009,617	$8,754	$(1,425)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a net liability of $449 million and $429 million as of December 31, 2015 and 2014, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Pruco Life was a net asset of $356 million and $340 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance Recoverables”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$16,245	$(364)	$15,881	$(15,157)	$724
Securities purchased under agreement to resell	96,599	—	96,599	(96,599)	—
Total Assets	$112,844	$(364)	$112,480	$(111,756)	$724
Offsetting of Financial Liabilities:
Derivatives	$364	$(364)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$364	$(364)	$—	$—	$—

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$8,753	$(1,424)	$7,329	$(7,194)	$135
Securities purchased under agreement to resell	38,048	—	38,048	(38,048)	—
Total Assets	$46,801	$(1,424)	$45,377	$(45,242)	$135
Offsetting of Financial Liabilities:
Derivatives	$1,424	$(1,424)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$1,424	$(1,424)	$—	$—	$—

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$247	$301	$5,492
Total qualifying hedges	—	247	301	5,492
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,675	—	—	—
Currency	19	—	—	—
Currency/Interest Rate	2,729	—	55	—
Credit	152	—	—	—
Equity	856	—	—	—
Embedded Derivatives	(2,043)	—	—	—
Total non-qualifying hedges	3,388	—	55	—
Total	$3,388	$247	$356	$5,492

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$(58)	$288	$3,216
Total qualifying hedges	—	(58)	288	3,216
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	4,713	—	—	—
Currency/Interest Rate	1,445	—	25	—
Credit	(43)	—	—	—
Equity	(720)	—	—	—
Embedded Derivatives	(85,134)	—	—	—
Total non-qualifying hedges	(79,739)	—	25	—
Total	$(79,739)	$(58)	$313	$3,216

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$64	$(301)	$(1,730)
Total qualifying hedges	—	64	(301)	(1,730)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(4,050)	—	—	—
Currency/Interest Rate	(110)	—	12	—
Credit	(1,016)	—	—	—
Equity	(3,875)	—	—	—
Embedded Derivatives	27,755	—	—	—
Total non-qualifying hedges	18,704	—	12	—
Total	$18,704	$64	$(289)	$(1,730)

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2012	$(1,327)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(1,493)
Amount reclassified into current period earnings	(237)
Balance, December 31, 2013	(3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	3,446
Amount reclassified into current period earnings	(230)
Balance, December 31, 2014	159
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	5,741
Amount reclassified into current period earnings	(249)
Balance, December 31, 2015	$5,651

Using December 31, 2015 values, it is estimated that a pre-tax gain of approximately less than $1 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged items. As of December 31, 2015 and 2014, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Credit Derivatives
The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2015 and 2014.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2015 and 2014, the Company had $7 million of outstanding notional amounts reported at fair value as an asset of less than $1 million and a liability of less than $1 million, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.
The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

11.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2015 and 2014, the outstanding balance on this commitment was $4 million and $0.2 million, respectively. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of both December 31, 2015 and 2014, $1 million of this commitment was outstanding.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $1 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In February 2016, Prudential Financial self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company and Prudential Financial that limited the availability of loanable securities for certain of the Company's separate account investments. The restriction has been

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

removed and Prudential Financial intends to implement a remediation plan for the benefit of customers. Prudential Financial intends to fully cooperate with regulators in this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12.	RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for each of the years ended December 31, 2015, 2014 and 2013. The expense charged to the Company for the deferred compensation program was $1 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million, $3 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $73 million, $83 million and $75 million during the years ended December 31, 2015, 2014 and 2013, respectively.
Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,660 million at December 31, 2015 and $1,546 million at December 31, 2014. Fees related to these COLI policies were $26 million, $26 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty.
Reinsurance with Affiliates
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Pruco Re, Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), and Prudential Term Reinsurance Company (“Term Re”), and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Effective April 1, 2008, the Company entered into an agreement to reinsure certain COLI policies with Pruco Life.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses), net”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re and to Pruco Life. The reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Reinsurance recoverables	$1,634,696	$1,436,470
Policy loans	(12,989)	(11,388)
Deferred policy acquisition costs	(252,795)	(211,128)
Other liabilities	47,421	37,934
The reinsurance recoverables by counterparty are broken out below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Reinsurance Recoverables
	December 31, 2015	December 31, 2014
	(in thousands)
PARCC	$496,591	$482,487
PAR Term	142,068	116,930
Prudential Insurance	30,079	27,652
PAR U	560,188	446,182
Pruco Life	29,796	17,469
Pruco Re	336,653	332,741
Term Re	37,391	11,039
Unaffiliated	1,930	1,970
Total reinsurance recoverables	$1,634,696	$1,436,470
Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Premiums:
Direct	$205,978	$193,928	$186,778
Assumed	—	—	—
Ceded	(190,987)	(179,605)	(171,885)
Net premiums	14,991	14,323	14,893
Policy charges and fee income:
Direct	314,357	287,766	239,758
Assumed	—	—	—
Ceded	(116,822)	(106,680)	(82,947)
Net policy charges and fee income	197,535	181,086	156,811
Net investment income:
Direct	69,371	68,364	69,157
Assumed	—	—	—
Ceded	(480)	(492)	(504)
Net investment income	68,891	67,872	68,653
Other income :
Direct	2,495	2,558	3,410
Assumed & Ceded	—	—	—
Net other income	2,495	2,558	3,410
Interest credited to policyholders’ account balances:
Direct	61,665	56,615	27,616
Assumed	—	—	—
Ceded	(11,618)	(10,785)	(10,443)
Net interest credited to policyholders’ account balances	50,047	45,830	17,173
Policyholders’ benefits (including change in reserves):
Direct	250,487	226,854	228,176
Assumed	—	—	—
Ceded	(223,088)	(200,249)	(205,283)
Net policyholders’ benefits (including change in reserves)	27,399	26,605	22,893
Realized investment gains (losses), net:
Direct	51,989	(398,154)	199,483
Assumed	—	—	—
Ceded	(46,236)	324,884	(176,902)
Realized investment gains (losses), net	5,753	(73,270)	22,581
Net reinsurance expense allowances, net of capitalization and amortization	(27,102)	(38,881)	(24,700)
Substantially all reinsurance contracts are with affiliates as of December 31, 2015, 2014 and 2013. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2015	2014	2013
	(in thousands)
Gross life insurance face amount in force	$122,191,480	$114,395,367	$107,125,219
Reinsurance ceded	(111,392,626)	(103,951,166)	(97,197,953)
Net life insurance face amount in force	$10,798,854	$10,444,201	$9,927,266
Pruco Life
The Company reinsures certain COLI and Prudential Defined Income “PDI” policies with Pruco Life.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risk under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.
PAR U
Effective July 1, 2012, the Company entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all risks associated with its universal life policies.
Pruco Re
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities. In 2016, the Company expects to recapture these living benefit features, and begin managing all of the product risks associated with our variable annuities in Prudential Financial's statutory insurance entities.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $30 million, $31 million and $26 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC related to this agreement was $8 million, $7 million and $7 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Investment Management Expenses
In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”, renamed PGIM, Inc. beginning January 1, 2016), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement were $3 million, $2 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Asset Transfers
From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gain (loss), respectively. The table below shows affiliated asset trades for the years ended December 31, 2014 and 2015.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
						(in millions)
Prudential Insurance	Dec-14	Purchase	Commercial Mortgages	$6	$5	$—	$—	$—
Prudential Insurance	Mar-15	Purchase	Fixed Maturities & Trading Account Assets	$24	$20	$(3)	$—	$—
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs.
The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes- December 31, 2015	Amount of Notes- December 31, 2014	Interest Rate			Date of Maturity
(in thousands)
Prudential Financial	12/16/2011	11,000	22,000	3.32%	-	3.61%	12/16/2015	-	12/16/2016
Washington Street Investment	12/17/2012	—	39,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Prudential Financial	11/15/2013	9,000	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	23,000	23,000			3.19%			12/15/2020
Prudential Financial	12/15/2014	5,000	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	23,000	23,000			3.14%			12/15/2021
Prudential Financial	9/21/2015	26,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	1,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	18,000	—			3.37%			12/16/2022
Total Loans Payable to Affiliates		$116,000	$121,000
The total interest expense to the Company related to loans payable to affiliates was $3.1 million, $2.8 million and $2.3 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Contributed Capital and Dividends
For the year ended December 31, 2015, the Company did not pay any dividends. In June 2014, the Company paid a dividend in the amount of $80 million to Pruco Life.

13.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2015 and 2014 are summarized in the table below:

	March 31	June 30	September 30	December 31
	(in thousands)
2015
Total revenues	$71,645	$132,445	$29,205	$94,740
Total benefits and expenses	74,048	51,084	76,568	36,908
Income (loss) from operations before income taxes	(2,403)	81,361	(47,363)	57,832
Net income (loss)	$(1,933)	$64,308	$(37,072)	$50,761
2014
Total revenues	$59,537	$73,806	$45,046	$52,444
Total benefits and expenses	48,788	47,651	44,434	71,919
Income (loss) from operations before income taxes	10,749	26,155	612	(19,475)
Net income (loss)	$8,429	$21,382	$4,732	$(6,278)
Results for the fourth quarter of 2014 include a pre-tax expense of $0.4 million related to an out-of-period adjustment recorded by the Company primarily due to additional DAC amortization related to the overstatement of reinsured reserves in the third quarter of 2014. This item impacted only the third and fourth quarters of 2014 and had no impact to full year 2014 reported results.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Subsequent to 2014, the Company identified and recorded additional out-of-period adjustments primarily related to the third and fourth quarter of 2014, primarily reflecting a benefit from the release of reserves related to certain variable annuities products with optional living benefit guarantees. The total impacts of out-of-period adjustments recorded related to the third and fourth quarter of 2014 were $0.7 million and $0.1 million, respectively.
Management has evaluated the impact of all out-of-period adjustments in 2014 and 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:
In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2015 and December 31, 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 12 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 10, 2016

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2015; the Statement of Operations for the period ended December 31, 2015; the Statement of Charges in Net Assets for the periods ended December 31, 2015 and December 31, 2014, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) and its subsidiary consisting of the Statements of Financial Position as of December 31, 2015 and 2014; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2015, 2014, and 2013; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 4)

(2) Agreements for custody of securities and similar investments—Not Applicable.

(3)(a) Specimen Selected Broker Agreement used by PAD. (Note 3)

(b) Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 11)

(4)(a) The Prudential Premier Variable Annuity B and L Series individual annuity contract (including schedule pages for each B Series). (Note 2)

(b) The Prudential Premier Variable Annuity B, L, and X Series individual annuity contract (including schedule pages for L and X Series). (Note 2)

(c) Enhanced Dollar Cost Averaging Rider. (Note 2)

(d) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 2)

(e) Guaranteed Minimum Income Benefit Rider. (Note 2)

(f) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 2)

(g) Highest Anniversary Value Death Benefit Rider. (Note 2)

(h) Highest Anniversary Value Death Benefit Schedule Supplement. (Note 2)

(i) Longevity Credit Rider. (Note 2)

(j) Guaranteed Minimum Payments Benefit Rider. (Note 2)

(k) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 2)

(l) 403(b) Annuity Endorsement. (Note 2)

(m) Individual Retirement Annuity Endorsement. (Note 2)

(n) Roth Individual Retirement Annuity Endorsement. (Note 2)

(o) Highest Daily lifetime Five Benefit Rider (Enhanced). (Note 10)

(p) Highest Daily Lifetime Seven Benefit Rider. (Note 11)

(q) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 12)

(r) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 12)

(s) Highest Daily Lifetime Seven Benefit Schedule Supplement (P-SCH-HD7-(1/09)NY). (Note 13)

(t) Highest Daily Lifetime Five Benefit Schedule Supplement (P-SCH-HDLT-(1/09)NY). (Note 13)

(u) Beneficiary Annuity Endorsement (P-END-BENE(2/09)NY). (Note 13)

(v) Beneficiary Individual Retirement Annuity Endorsement (P-END-IRABEN(2/09)NY). (Note 13)

(w) Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)NY). (Note 13)

(x) Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7-(2/09)NY). (Note 13)

(y) Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7-(2/09)NY). (Note 13)

(z) Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09)NY). (Note 14)

(aa) Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09)NY). (Note 14)

(ab) Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-9/09)NY). (Note 15)

(ac) Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-9/09)NY). (Note 15)

(ad) Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09)NY). (Note 16)

(ae) Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09)NY). (Note 16)

(af) Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-11/09)NY). (Note 16)

(ag) Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(8/10)NY). (Note 18)

(ah) Form of Highest Daily GRO Benefit Schedule Supplement (P-SCH-HDGROCAP(8/10)NY). (Note 18)

(ai) Amendatory for Endorsement. (Note 20)

(5)(a) Application form for the Contract. (Note 8)

(b) Election form for Lifetime Five and Spousal Lifetime Five. (Note 8)

(6)(a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 6)

(b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 7)

(c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 19)

(7) Contract of reinsurance in connection with variable annuity contracts:

(a) Coinsurance Agreement for LT5WB. (Note 2)

(b) Coinsurance Agreement for SLT5WB. (Note 17)

(c) Amendment 1 to Coinsurance Agreement for SLT5WB. (Note 17)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of Fund Participation Agreement. (Note 5)

(b) Copy of Rule 22C-2 Agreement. (Note 9)

(c) Amendment to Fund Participation Agreement. (Note 20)

(9) Opinion of Counsel. (Note 8)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney:

(a) Power of Attorney for John Chieffo (Note 1)

(b) Power of Attorney for Yanela C. Frias (Note 1)

(c) Power of Attorney for Bernard J. Jacob (Note 1)

(d) Power of Attorney for Richard F. Lambert (Note 1)

(e) Power of Attorney for Lori D. Fouché (Note 1)

(f) Power of Attorney for Kent D. Sluyter (Note 1)

(g) Power of Attorney for Kenneth Y. Tanji (Note 1)

(Note 1) Filed Herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 7) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 8) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed April 14, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 5, Form N-4, Registration No. 333-131035, filed August 3, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 15, Form N-4, Registration No. 333-131035, filed October 31, 2008 on behalf of Pruco Life of New Jersey flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2008 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-4, Registration 333-131035, filed on June 1, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 Registration 333-131035, filed on July 30, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4 Registration 333-131035, filed on August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration 333-131035, filed on April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration 333-131035, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 19) Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 20) Incorporated by reference to Post-Effective No.36 to Registration No. 333-131035 filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Theresa M. Dziedzic 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President, Chief Actuary, and Appointed Actuary
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
James M. O’Connor 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President and Actuary
Kent D. Sluyter 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR

REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2016, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2016, there were 1,019 Qualified contract owners and 378 Non-Qualified contract owners of the B series, 1,519 Qualified contract owners and 887 Non-Qualified contract owners of the L series, and 3,149 Qualified contract owners and 1,145 Non-Qualified contract owners of the X series.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Rodney R. Allain One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Rodney Branch One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Wayne Chopus	Senior Vice President and Director

One Corporate Drive Shelton, Connecticut 06484-6208
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Andrew A. Morawiec One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
William D. Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President
Richard W. Kinville 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2015 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$72,744,013.77	$-0-	$-0-	$-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 11th day of April 2016.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

REGISTRANT

BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

DEPOSITOR

/s/ Lori D. Fouché*

-------------------------------

Lori D. Fouché

President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

DEPOSITOR

By: /s/ Lori D. Fouché*

------------------------------

Lori D. Fouché

President and Chief Executive Officer

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Lori D. Fouché* Lori D. Fouché	Director, President and Chief Executive Officer	April 11, 2016
Yanela C. Frias* Yanela C. Frias	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 11, 2016
John Chieffo* John Chieffo	Director	April 11, 2016
Kenneth Y. Tanji* Kenneth Y. Tanji	Director	April 11, 2016
Bernard J. Jacob* Bernard J. Jacob	Director	April 11, 2016
Richard F. Lambert* Richard F. Lambert	Director	April 11, 2016
Kent D. Sluyter* Kent D. Sluyter	Director	April 11, 2016

By: /s/ William J. Evers

------------------------------

William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm.

(13) Powers of Attorney:

(a) Power of Attorney for John Chieffo

(b) Power of Attorney for Yanela C. Frias

(c) Power of Attorney for Bernard J. Jacob

(d) Power of Attorney for Richard F. Lambert

(e) Power of Attorney for Lori D. Fouché

(f) Power of Attorney for Kent D. Sluyter

(g) Power of Attorney for Kenneth Y. Tanji